UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

 Rydex Variable Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
 Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex Variable Trust
805 King Farm Boulevard, Suite 600
 Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2015

Rydex Variable Trust Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

RVALTS-ANN-2-1215x1216	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	19
MULTI-HEDGE STRATEGIES FUND	28
COMMODITIES STRATEGY FUND	49
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	56
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73
OTHER INFORMATION	74
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	75
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	78

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for three alternative strategies funds and one commodities fund (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2015.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Global Managed Futures Strategy Fund may not be suitable for all investors. ● The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ● The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2015

as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ●See the prospectus for more information on these and other risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The fund’s exposure to the commodity and currency markets may subject the fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the fund’s investments are concentrated in energy-related commodities, the fund is subject to the risk that this sector will underperform the market as a whole. ● The fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The fund is subject to tracking error risks, which may cause the fund’s performance not to match that of or be lower than the fund’s underlying benchmark. ● The fund’s investments in other investment companies subjects the fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ● This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2015

As of December 16, 2015, the meeting of the Federal Open Market Committee of the U.S. Federal Reserve (the “Fed”) resulted in the Fed raising its target Federal Funds Rate by 25 basis points, its first hike in seven years. This decision to tighten monetary policy was in recognition that growth in the U.S. economy is sufficient to meet expectations in the current recovery. Historically, the period when the Fed begins to tighten leads to an initial sell-off in the bond market, as investors brace themselves for the ill-effects of restrictive monetary policy on the economy. Then, as investors realize the Fed is raising rates because the economy is strong, the fear of defaults diminishes and credit spreads tighten again.

The good news is that, while the U.S. economy may not be fast moving, it certainly has a lot of torque. This is creating strong tailwinds as we move into 2016. MasterCard Advisors’ data on holiday spending indicates that sales were up nearly 8% year over year. All told, the risk to fourth-quarter gross domestic product (“GDP”) is probably to the upside, even as most tracking estimates have been trimmed to around 1%. In addition, the El Niño weather pattern is moving into its most impactful period. Our research indicates that a strong El Niño can add 1% or more to GDP in the first quarter of the year.

A factor after the end of the period was market volatility, spurred by concerns over the price of oil and increasing anxiety over global growth. It was marked by turmoil across asset classes, with heavy drawdowns in a variety of indexes and geographies in the first half of January. The sell-off was brutal and unexpected, but initially there was not a corresponding spike in the key measure of equity market volatility, the VIX. However, the sell-off occurred in what is historically a seasonally strong time for equities, and the VIX did start to rise in January.

In China, the likely catalyst for the volatile start to the equity market in 2016 was the pending expiration of an insider selling ban. The ban was extended in response to the sell-off, but as expiring restrictions enable market participants to finally escape unwanted positions, a sell-off is inevitable. China’s problems extend beyond political interference in the markets and, despite attempts by policy-makers to quiet the turmoil, we expect to see more volatility. Chinese policymakers have also been struggling to protect the renminbi. Allowing it to depreciate in the short run could be negative for markets—particularly Chinese risk assets, and by extension, U.S. risk assets, as well as falling dollar prices for commodities, given China is a main consumer of commodities. In the long run, a depreciation would be positive for the Chinese manufacturing sector and European producers, who have significant exports to China.

Meanwhile, the persistent weakness in oil continues to exert its negative influence on all markets, especially corporate credit. Oil prices likely have further to fall: not until it reaches approximately $25 per barrel will we begin to see oil production shuttered, which should then set the stage to stabilize the energy sector.

The next few months are likely to be extremely volatile as markets continue to digest the sell-off that began 2016. However, monetary conditions remain highly supportive for global economic growth, despite the Federal Reserve’s recent actions. The index of leading economic indicators, comprised of 10 components whose changes typically precede changes in the U.S. economy, remains in positive territory and shows no warning signs of recession.

Additionally, if market turmoil continues, and lower oil prices dampen headline inflation, the Fed may delay further rate increases. Given strong employment growth and continued wage growth, along with a stimulative fiscal policy now in place, the U.S. economy is likely to thrive in 2016.

For the year ended December 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.38%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.81%. The return of the MSCI Emerging Markets Index* was -14.92%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 0.55% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -4.47%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500®Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P Goldman Sachs Commodity Index (“GSCI”)TM, a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2015 and ending December 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	2.49%	(0.52%)	$ 1,000.00	$ 994.80	$ 12.52
Global Managed Futures Strategy Fund	1.59%	(0.88%)	1,000.00	991.20	7.98
Multi-Hedge Strategies Fund	2.29%	1.42%	1,000.00	1,014.20	11.63
Commodities Strategy Fund	1.66%	(33.24%)	1,000.00	667.60	6.98

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	2.49%	5.00%	$ 1,000.00	$ 1,012.65	$ 12.63
Global Managed Futures Strategy Fund	1.59%	5.00%	1,000.00	1,017.19	8.08
Multi-Hedge Strategies Fund	2.29%	5.00%	1,000.00	1,013.66	11.62
Commodities Strategy Fund	1.66%	5.00%	1,000.00	1,016.84	8.44

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratios of the Long Short Equity Fund and the Multi-Hedge Strategies Fund would be 1.53% and 1.18%, respectively.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2015 to December 31, 2015.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended December 31, 2015, the Long Short Equity Fund returned 1.26%, while the Fund’s benchmark, the HFRX Equity Hedge Fund Index, returned -2.33%.

The annualized risk for the Fund was 7.8%, which was higher than the 6.4% annualized risk of the HFRX Equity Hedge Fund Index. On a risk-adjusted basis, the Fund produced 3.42% of alpha relative to the HFRX Equity Hedge Fund Index, as the realized beta for the year was 0.86.

On a gross return basis, risk factors contributed 3.5% to Fund performance. An average net-long position to the Relative Strength factor and an average net-short position to the Price Volatility factor contributed 2.1% and 1.5%, respectively. An average net-short position to the Revenue/Price factor detracted -0.09%, while the Fund’s average forecast beta of 52% was the greatest detractor at -1.78%. Stock-specific risk added 2.73% on a gross basis for the year.

Industry factors detracted -0.28% on a gross basis. Average net-long positions to companies in the Beverages and Computer Software industries contributed 0.30% and 0.28%, respectively. Average net-short positions to Oil Extraction companies detracted -0.29%, while average net-long positions to Electric Utilities companies detracted -0.48%.

For the year, the Fund’s average long exposure was 84.3% of fund assets, while its corresponding short exposure was -34.1%.

Performance displayed represents past performance which is no guarantee of future results.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

Cumulative Fund Performance*,†

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2002

Ten Largest Long Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	3.9%
White Mountains Insurance Group Ltd.	0.6%
First Solar, Inc.	0.5%
Amazon.com, Inc.	0.5%
Dr Pepper Snapple Group, Inc.	0.5%
Mattel, Inc.	0.5%
Symantec Corp.	0.5%
Taubman Centers, Inc.	0.5%
American Water Works Company, Inc.	0.5%
Liberty Ventures	0.5%
Top Ten Total	8.5%

“Ten Largest Long Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Long Short Equity Fund	1.26%	3.59%	3.19%
S&P 500 Index	1.38%	12.57%	7.31%
HFRX Equity Hedge Fund Index	-2.33%	-1.36%	-0.34%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2015
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 77.1%

Financial - 14.6%
White Mountains Insurance Group Ltd.[1]	300	$218,043
Taubman Centers, Inc.[1]	2,498	191,647
Assured Guaranty Ltd.[1]	7,000	185,010
MasterCard, Inc. — Class A1	1,895	184,497
Loews Corp.[1]	4,800	184,320
Old Republic International Corp.[1]	9,764	181,903
M&T Bank Corp.[1]	1,500	181,770
TFS Financial Corp.[1]	9,644	181,597
American Financial Group, Inc.[1]	2,466	177,749
People’s United Financial, Inc.[1]	10,993	177,537
Popular, Inc.[1]	6,220	176,275
Citigroup, Inc.[1]	3,400	175,950
Chimera Investment Corp.[1]	12,728	173,609
MetLife, Inc.[1]	3,555	171,387
Rayonier, Inc.[1]	7,700	170,940
CIT Group, Inc.	4,300	170,710
TCF Financial Corp.[1]	12,000	169,440
Bank of Hawaii Corp.[1]	2,692	169,327
Comerica, Inc.[1]	4,002	167,403
CME Group, Inc. — Class A1	1,802	163,261
Macerich Co.[1]	2,013	162,429
CNA Financial Corp.[1]	4,616	162,252
Cullen/Frost Bankers, Inc.[1]	2,700	162,000
Fifth Third Bancorp[1]	8,010	161,001
CBOE Holdings, Inc.[1]	2,448	158,875
Allied World Assurance Company Holdings AG1	4,073	151,475
Intercontinental Exchange, Inc.[1]	528	135,305
Lazard Ltd. — Class A1	2,700	121,527
Nasdaq, Inc.[1]	2,029	118,027
Associated Banc-Corp.[1]	6,005	112,594
American National Insurance Co.[1]	1,067	109,122
SunTrust Banks, Inc.[1]	2,500	107,100
Genworth Financial, Inc. — Class A*,1	27,230	101,568
MFA Financial, Inc.[1]	14,955	98,703
Visa, Inc. — Class A1	1,231	95,464
Prudential Financial, Inc.[1]	1,000	81,410
Validus Holdings Ltd.[1]	1,300	60,177
Two Harbors Investment Corp.[1]	6,245	50,585
Total Financial		5,721,989

Consumer, Non-cyclical - 13.7%
Dr Pepper Snapple Group, Inc.[1]	2,100	195,720
Philip Morris International, Inc.[1]	2,147	188,743
Coca-Cola Co.[1]	4,345	186,661
Quintiles Transnational Holdings, Inc.*,1	2,700	185,382
Altria Group, Inc.[1]	3,184	185,341
Molson Coors Brewing Co. — Class B1	1,966	184,647
Abbott Laboratories[1]	4,100	184,131
Constellation Brands, Inc. — Class A1	1,287	183,320
Reynolds American, Inc.[1]	3,962	182,846
Pilgrim’s Pride Corp.	8,201	181,160
Booz Allen Hamilton Holding Corp.[1]	5,851	180,503
PepsiCo, Inc.[1]	1,800	179,856
Moody’s Corp.[1]	1,781	178,706
Coca-Cola Enterprises, Inc.[1]	3,600	177,264
WEX, Inc.*,1	2,000	176,800
Monster Beverage Corp.*,1	1,181	175,922
Danaher Corp.[1]	1,891	175,636
Cooper Companies, Inc.[1]	1,300	174,460
Bunge Ltd.[1]	2,521	172,134
Sabre Corp.[1]	6,122	171,232
Robert Half International, Inc.[1]	3,600	169,704
Brown-Forman Corp. — Class B1	1,700	168,776
ManpowerGroup, Inc.[1]	2,000	168,580
Global Payments, Inc.[1]	2,558	165,017
H&R Block, Inc.[1]	4,845	161,387
Kimberly-Clark Corp.[1]	1,265	161,035
Hill-Rom Holdings, Inc.[1]	3,313	159,223
Alere, Inc.*,1	3,108	121,492
Medivation, Inc.*,1	2,454	118,626
Archer-Daniels-Midland Co.[1]	3,126	114,662
ResMed, Inc.[1]	2,094	112,427
Graham Holdings Co. — Class B1	195	94,569
Clorox Co.[1]	322	40,839
Total Consumer, Non-cyclical		5,376,801

Technology - 12.8%
Zynga, Inc. — Class A*,1	70,125	187,935
Solera Holdings, Inc.[1]	3,425	187,792
Xerox Corp.[1]	17,400	184,962
VeriFone Systems, Inc.*,1	6,600	184,932
CA, Inc.[1]	6,431	183,669
Genpact Ltd.*,1	7,328	183,053
Intel Corp.[1]	5,300	182,585
Applied Materials, Inc.[1]	9,639	179,960
Dun & Bradstreet Corp.[1]	1,720	178,760
Black Knight Financial Services, Inc. — Class A*,1	5,394	178,326
Leidos Holdings, Inc.[1]	3,151	177,275
Cree, Inc.*,1	6,606	176,182
QUALCOMM, Inc.[1]	3,500	174,947
Marvell Technology Group Ltd.[1]	19,800	174,636
Jack Henry & Associates, Inc.[1]	2,230	174,074
Linear Technology Corp.[1]	4,057	172,301
DST Systems, Inc.[1]	1,500	171,090
Nuance Communications, Inc.*,1	8,500	169,064
Skyworks Solutions, Inc.[1]	2,200	169,026
Synopsys, Inc.*,1	3,600	164,196
Qorvo, Inc.*,1	3,113	158,452
Amdocs Ltd.[1]	2,841	155,033
PTC, Inc.*,1	4,412	152,788
HP, Inc.[1]	12,900	152,736
Cypress Semiconductor Corp.*,1	15,400	151,074
Brocade Communications Systems, Inc.[1]	15,900	145,962
Pitney Bowes, Inc.[1]	6,835	141,143
Intuit, Inc.[1]	1,141	110,107

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
LONG SHORT EQUITY FUND

	Shares	Value

Fortinet, Inc.*,1	2,900	$90,393
Computer Sciences Corp.[1]	2,681	87,615
Teradyne, Inc.[1]	2,769	57,235
NetSuite, Inc.*,1	249	21,070
CSRA, Inc.[1]	679	20,370
Total Technology		4,998,743

Industrial - 12.4%
Orbital ATK, Inc.[1]	2,086	186,363
Triumph Group, Inc.[1]	4,682	186,110
BWX Technologies, Inc.[1]	5,840	185,537
AO Smith Corp.[1]	2,400	183,864
Roper Technologies, Inc.[1]	968	183,717
Carlisle Companies, Inc.[1]	2,070	183,588
Fortune Brands Home & Security, Inc.[1]	3,300	183,151
Owens Corning[1]	3,873	182,147
Garmin Ltd.[1]	4,865	180,832
Textron, Inc.[1]	4,304	180,811
Allegion plc[1]	2,700	177,984
Huntington Ingalls Industries, Inc.	1,400	177,590
Masco Corp.[1]	6,193	175,262
L-3 Communications Holdings, Inc.[1]	1,463	174,843
Hexcel Corp.[1]	3,755	174,420
Spirit AeroSystems Holdings, Inc. — Class A*,1	3,462	173,343
B/E Aerospace, Inc.[1]	4,085	173,081
Armstrong World Industries, Inc.*,1	3,771	172,448
3M Co.[1]	1,140	171,730
Joy Global, Inc.[1]	13,496	170,185
General Dynamics Corp.[1]	1,229	168,815
Lennox International, Inc.[1]	1,322	165,118
USG Corp.*,1	6,585	159,950
SBA Communications Corp. — Class A*,1	1,506	158,235
Trinity Industries, Inc.[1]	6,481	155,674
Energizer Holdings, Inc.[1]	4,275	145,607
Honeywell International, Inc.[1]	1,374	142,305
WestRock Co.[1]	1,500	68,430
Harris Corp.[1]	551	47,882
ITT Corp.[1]	1,141	41,441
Oshkosh Corp.[1]	679	26,508
Total Industrial		4,856,971

Consumer, Cyclical - 8.4%
Mattel, Inc.[1]	7,146	194,157
Liberty Interactive Corporation QVC Group — Class A*,1	6,864	187,525
Sally Beauty Holdings, Inc.*,1	6,720	187,421
Delta Air Lines, Inc.[1]	3,600	182,483
Alaska Air Group, Inc.[1]	2,200	177,122
Six Flags Entertainment Corp.[1]	3,200	175,808
Lear Corp.[1]	1,400	171,962
Brunswick Corp.[1]	3,400	171,734
Vista Outdoor, Inc.*,1	3,858	171,720
Goodyear Tire & Rubber Co.[1]	5,200	169,884
Choice Hotels International, Inc.[1]	3,350	168,874
Copa Holdings S.A. — Class A1	3,400	164,084
Visteon Corp.*,1	1,400	160,300
Wynn Resorts Ltd.[1]	2,300	159,137
Johnson Controls, Inc.[1]	4,025	158,947
Southwest Airlines Co.[1]	3,149	135,596
Spirit Airlines, Inc.*,1	3,400	135,490
Ascena Retail Group, Inc.*,1	11,436	112,645
Madison Square Garden Co. — Class A*,1	573	92,711
Nu Skin Enterprises, Inc. — Class A	1,800	68,202
American Airlines Group, Inc.[1]	1,600	67,760
Tupperware Brands Corp.[1]	600	33,390
Regal Entertainment Group — Class A1	906	17,096
Hyatt Hotels Corp. — Class A*,1	200	9,404
CST Brands, Inc.[1]	222	8,689
JetBlue Airways Corp.*,1	200	4,530
PulteGroup, Inc.[1]	200	3,564
Total Consumer, Cyclical		3,290,235

Communications – 8.1%
Amazon.com, Inc.*,1	300	202,767
Symantec Corp.[1]	9,174	192,654
Liberty Ventures*,1	4,200	189,462
TripAdvisor, Inc.*,1	2,158	183,970
T-Mobile US, Inc.*,1	4,682	183,161
Groupon, Inc. — Class A*,1	59,451	182,515
Splunk, Inc.*,1	3,100	182,311
MSG Networks, Inc. — Class A*,1	8,486	176,509
United States Cellular Corp.*,1	4,300	175,483
Arista Networks, Inc.*	2,179	169,613
Telephone & Data Systems, Inc.[1]	6,500	168,285
Netflix, Inc.*,1	1,426	163,106
Priceline Group, Inc.*,1	124	158,094
John Wiley & Sons, Inc. — Class A1	3,377	152,066
Sprint Corp.*,1	40,536	146,740
IAC/InterActiveCorp[1]	2,200	132,110
EchoStar Corp. — Class A*,1	3,349	130,979
Discovery Communications, Inc. — Class A*,1	4,079	108,828
Zillow Group, Inc. — Class A*,1	3,483	90,697
Zillow Group, Inc. — Class C*	2,900	68,092
Gannett Company, Inc.[1]	1,005	16,371
Total Communications		3,173,813

Energy - 3.5%
First Solar, Inc.*,1	3,102	204,701
Chevron Corp.[1]	1,827	164,356
PBF Energy, Inc. — Class A1	3,505	129,019
Murphy Oil Corp.[1]	5,164	115,932
Marathon Oil Corp.[1]	9,203	115,866
Seadrill Ltd.*	30,400	103,056
Valero Energy Corp.[1]	1,400	98,994
Murphy USA, Inc.*,1	1,419	86,190
Frank’s International N.V.[1]	5,143	85,837
ConocoPhillips[1]	1,466	68,448
Noble Corporation plc[1]	5,295	55,862

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
LONG SHORT EQUITY FUND

	Shares	Value

Denbury Resources, Inc.[1]	25,663	$51,839
RPC, Inc.[1]	3,192	38,144
SM Energy Co.[1]	1,873	36,823
Total Energy		1,355,067

Utilities - 2.8%
American Water Works Company, Inc.[1]	3,187	190,424
SCANA Corp.[1]	3,068	185,582
Aqua America, Inc.[1]	6,184	184,283
Ameren Corp.[1]	4,194	181,307
Questar Corp.[1]	8,740	170,255
Public Service Enterprise Group, Inc.[1]	4,283	165,709
Total Utilities		1,077,560

Basic Materials - 0.8%
Mosaic Co.[1]	5,800	160,022
LyondellBasell Industries N.V. — Class A1	1,000	86,900
Domtar Corp.[1]	1,318	48,700
Total Basic Materials		295,622

Total Common Stocks
(Cost $30,736,588)		30,146,801

MUTUAL FUNDS†, 2 - 4.0%
Guggenheim Strategy Fund I	61,635	1,532,873
Guggenheim Strategy Fund II	443	10,974
Total Mutual Funds
(Cost $1,548,206)		1,543,847

	Face Amount

REPURCHASE AGREEMENT††,3 - 9.0%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$3,531,490	3,531,490
Total Repurchase Agreement
(Cost $3,531,490)		3,531,490

Total Investments - 90.0%
(Cost $35,816,284)		$35,222,138

	Shares

COMMON STOCKS SOLD SHORT† - (37.8)%

Technology - (1.4)%
Akamai Technologies, Inc.*	1,260	(66,314)
Cerner Corp.*	1,120	(67,390)
NetApp, Inc.	2,617	(69,429)
Apple, Inc.	734	(77,261)
NCR Corp.*	3,304	(80,816)
Lexmark International, Inc. — Class A	2,605	(84,532)
IPG Photonics Corp.*	955	(85,148)
Total Technology		(530,890)

Utilities - (1.4)%
NextEra Energy, Inc.	723	(75,112)
Xcel Energy, Inc.	2,508	(90,062)
AES Corp.	9,557	(91,460)
ITC Holdings Corp.	2,357	(92,512)
Calpine Corp.*	6,664	(96,428)
NRG Energy, Inc.	8,288	(97,550)
Total Utilities		(543,124)

Communications - (3.0)%
DISH Network Corp. — Class A*	272	(15,553)
CommScope Holding Company, Inc.*	1,236	(32,000)
Alphabet, Inc. — Class A*	66	(51,349)
Alphabet, Inc. — Class C*	68	(51,604)
Viacom, Inc. — Class B	1,760	(72,442)
CenturyLink, Inc.	3,169	(79,732)
LinkedIn Corp. — Class A*	360	(81,029)
Frontier Communications Corp.	17,781	(83,037)
CDW Corp.	2,030	(85,341)
eBay, Inc.*	3,115	(85,600)
Cisco Systems, Inc.	3,157	(85,728)
Zayo Group Holdings, Inc.*	3,392	(90,193)
Facebook, Inc. — Class A*	880	(92,101)
AT&T, Inc.	2,687	(92,460)
Verizon Communications, Inc.	2,040	(94,289)
Level 3 Communications, Inc.*	1,761	(95,728)
Total Communications		(1,188,186)

Financial - (3.3)%
General Growth Properties, Inc.	1,174	(31,945)
Realty Income Corp.	636	(32,837)
Ameriprise Financial, Inc.	436	(46,399)
Iron Mountain, Inc.	2,817	(76,087)
Navient Corp.	6,654	(76,188)
OneMain Holdings, Inc.*	1,864	(77,431)
Capital One Financial Corp.	1,113	(80,336)
Ally Financial, Inc.*	4,465	(83,228)
Federal Realty Investment Trust	585	(85,469)
Discover Financial Services	1,598	(85,685)
Simon Property Group, Inc.	446	(86,720)
TD Ameritrade Holding Corp.	2,500	(86,775)
American Express Co.	1,295	(90,067)
Air Lease Corp. — Class A	2,694	(90,195)
Charles Schwab Corp.	2,757	(90,788)
Public Storage	370	(91,649)
Equinix, Inc.	310	(93,744)
Total Financial		(1,305,543)

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
LONG SHORT EQUITY FUND

	Shares	Value

Consumer, Non-cyclical - (4.3)%
Estee Lauder Companies, Inc. — Class A	287	$(25,273)
Bluebird Bio, Inc.*	581	(37,312)
SEI Investments Co.	980	(51,352)
IDEXX Laboratories, Inc.*	904	(65,920)
Avis Budget Group, Inc.*	1,941	(70,439)
Quanta Services, Inc.*	3,576	(72,414)
UnitedHealth Group, Inc.	640	(75,290)
Incyte Corp.*	750	(81,338)
Mead Johnson Nutrition Co. — Class A	1,070	(84,477)
AbbVie, Inc.	1,445	(85,602)
Hertz Global Holdings, Inc.*	6,150	(87,515)
United Rentals, Inc.*	1,213	(87,990)
DaVita HealthCare Partners, Inc.*	1,270	(88,532)
Johnson & Johnson	883	(90,702)
Express Scripts Holding Co.*	1,070	(93,529)
McKesson Corp.	480	(94,670)
Thermo Fisher Scientific, Inc.	671	(95,181)
AmerisourceBergen Corp. — Class A	920	(95,413)
Ionis Pharmaceuticals, Inc.*	1,568	(97,106)
Celgene Corp.*	850	(101,796)
Jarden Corp.*	1,789	(102,188)
Total Consumer, Non-cyclical		(1,684,039)

Basic Materials - (4.3)%
WR Grace & Co.*	48	(4,780)
Eastman Chemical Co.	432	(29,164)
PPG Industries, Inc.	727	(71,842)
Allegheny Technologies, Inc.	7,113	(80,021)
Freeport-McMoRan, Inc.	11,844	(80,184)
Praxair, Inc.	790	(80,896)
Compass Minerals International, Inc.	1,091	(82,120)
Air Products & Chemicals, Inc.	650	(84,571)
FMC Corp.	2,175	(85,108)
Tahoe Resources, Inc.	9,887	(85,720)
Ecolab, Inc.	750	(85,785)
Newmont Mining Corp.	4,852	(87,287)
Sherwin-Williams Co.	338	(87,745)
Nucor Corp.	2,220	(89,466)
Royal Gold, Inc.	2,470	(90,081)
Reliance Steel & Aluminum Co.	1,560	(90,340)
International Flavors & Fragrances, Inc.	763	(91,285)
Valspar Corp.	1,101	(91,328)
Monsanto Co.	941	(92,707)
Steel Dynamics, Inc.	5,376	(96,068)
Alcoa, Inc.	10,117	(99,855)
Total Basic Materials		(1,686,353)

Energy - (4.8)%
California Resources Corp.	870	(2,027)
Rice Energy, Inc.*	731	(7,968)
WPX Energy, Inc.*	1,558	(8,943)
Whiting Petroleum Corp.*	1,594	(15,047)
Kinder Morgan, Inc.	1,011	(15,084)
Newfield Exploration Co.*	660	(21,490)
FMC Technologies, Inc.*	993	(28,807)
Southwestern Energy Co.*	5,610	(39,887)
CONSOL Energy, Inc.	5,737	(45,322)
EOG Resources, Inc.	680	(48,137)
Apache Corp.	1,200	(53,364)
Gulfport Energy Corp.*	2,261	(55,553)
Range Resources Corp.	2,362	(58,129)
Phillips 66	734	(60,041)
Nabors Industries Ltd.	7,138	(60,744)
Continental Resources, Inc.*	2,658	(61,081)
Anadarko Petroleum Corp.	1,259	(61,162)
Devon Energy Corp.	2,000	(64,000)
Cobalt International Energy, Inc.*	12,046	(65,048)
Energen Corp.	1,615	(66,199)
Cabot Oil & Gas Corp. — Class A	3,780	(66,868)
Weatherford International plc*	8,036	(67,422)
Equities Corp.	1,294	(67,456)
Kosmos Energy Ltd.*	12,990	(67,548)
QEP Resources, Inc.	5,133	(68,782)
Cheniere Energy, Inc.*	1,909	(71,110)
Hess Corp.	1,498	(72,623)
Diamondback Energy, Inc.*	1,190	(79,611)
Occidental Petroleum Corp.	1,179	(79,712)
Concho Resources, Inc.*	860	(79,860)
ONEOK, Inc.	3,397	(83,770)
Spectra Energy Corp.	3,687	(88,267)
TerraForm Power, Inc. — Class A	10,243	(128,857)
Total Energy		(1,859,919)

Consumer, Cyclical - (6.5)%
Harman International Industries, Inc.	378	(35,611)
Harley-Davidson, Inc.	1,034	(46,933)
World Fuel Services Corp.	1,253	(48,190)
Ralph Lauren Corp. — Class A	500	(55,740)
Allison Transmission Holdings, Inc.	2,169	(56,155)
Ford Motor Co.	4,566	(64,335)
Toro Co.	924	(67,517)
Advance Auto Parts, Inc.	460	(69,235)
Cabela’s, Inc.*	1,634	(76,357)
WESCO International, Inc.*	1,780	(77,750)
WABCO Holdings, Inc.*	763	(78,024)
MSC Industrial Direct Company, Inc. — Class A	1,396	(78,553)
Nordstrom, Inc.	1,596	(79,497)
PVH Corp.	1,100	(81,015)
Macy’s, Inc.	2,329	(81,468)
Watsco, Inc.	720	(84,334)
Kate Spade & Co.*	4,808	(85,438)
HD Supply Holdings, Inc.*	2,898	(87,027)
Under Armour, Inc. — Class A*	1,084	(87,381)
NIKE, Inc. — Class B	1,410	(88,125)
Hanesbrands, Inc.	3,014	(88,702)
VF Corp.	1,430	(89,017)
Target Corp.	1,240	(90,036)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
LONG SHORT EQUITY FUND

	Shares	Value

Newell Rubbermaid, Inc.	2,052	$(90,452)
WW Grainger, Inc.	456	(92,381)
Tesla Motors, Inc.*	390	(93,604)
Fastenal Co.	2,309	(94,253)
Carter’s, Inc.	1,060	(94,372)
Dollar Tree, Inc.*	1,230	(94,981)
Dollar General Corp.	1,334	(95,875)
lululemon athletica, Inc.*	1,850	(97,070)
Coach, Inc.	3,050	(99,827)
Total Consumer, Cyclical		(2,549,255)

Industrial - (8.8)%
Eaton Corporation plc	317	(16,497)
Teekay Corp.	2,767	(27,310)
Golar LNG Ltd.	2,016	(31,833)
Flowserve Corp.	1,014	(42,669)
Silgan Holdings, Inc.	870	(46,736)
Donaldson Company, Inc.	1,660	(47,576)
Jabil Circuit, Inc.	2,071	(48,234)
Xylem, Inc.	1,651	(60,261)
Cummins, Inc.	704	(61,959)
Jacobs Engineering Group, Inc.*	1,528	(64,100)
Wabtec Corp.	939	(66,782)
Stanley Black & Decker, Inc.	670	(71,509)
Regal Beloit Corp.	1,269	(74,262)
Genesee & Wyoming, Inc. — Class A*	1,406	(75,488)
Zebra Technologies Corp. — Class A*	1,084	(75,501)
Kirby Corp.*	1,443	(75,931)
Parker-Hannifin Corp.	804	(77,972)
KBR, Inc.	4,643	(78,560)
Caterpillar, Inc.	1,160	(78,834)
Crane Co.	1,675	(80,132)
Manitowoc Company, Inc.	5,229	(80,265)
Pentair plc	1,629	(80,684)
GATX Corp.	1,912	(81,356)
Kansas City Southern	1,099	(82,062)
Ingersoll-Rand plc	1,489	(82,327)
Middleby Corp.*	765	(82,521)
Deere & Co.	1,084	(82,677)
Ryder System, Inc.	1,463	(83,142)
Amphenol Corp. — Class A	1,595	(83,307)
Owens-Illinois, Inc.*	4,810	(83,790)
Dover Corp.	1,381	(84,669)
United Parcel Service, Inc. — Class B	890	(85,645)
Old Dominion Freight Line, Inc.*	1,454	(85,888)
Covanta Holding Corp.	5,580	(86,434)
AECOM*	2,879	(86,456)
J.B. Hunt Transport Services, Inc.	1,180	(86,565)
AMETEK, Inc.	1,620	(86,816)
CSX Corp.	3,357	(87,114)
AMERCO	225	(87,637)
Landstar System, Inc.	1,514	(88,796)
Lockheed Martin Corp.	410	(89,031)
Union Pacific Corp.	1,145	(89,540)
Illinois Tool Works, Inc.	967	(89,622)
Snap-on, Inc.	540	(92,572)
Acuity Brands, Inc.	403	(94,221)
Ball Corp.	1,340	(97,459)
Total Industrial		(3,442,742)
Total Common Stocks Sold Short
(Proceeds $16,881,725)		(14,790,051)
Total Securities Sold Short- (37.1)%
(Proceeds $16,881,725)		$(14,790,051)
Other Assets & Liabilities, net - 47.8%		18,687,506
Total Net Assets - 100.0%		$39,119,593

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $1,017,250)	10	$46

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2015.
[2]	Affiliated issuers — See Note 9.
[3]	Repurchase Agreements — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
LONG SHORT EQUITY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Common Stocks	$30,146,801	$—	$—	$—	$30,146,801
Futures Contracts	—	46	—	—	46
Mutual Funds	1,543,847	—	—	—	1,543,847
Repurchase Agreements	—	—	3,531,490	—	3,531,490
Total	$31,690,648	$46	$3,531,490	$—	$35,222,184

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Common Stocks	$14,790,051	$—	$—	$—	$14,790,051

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $30,736,588)	$30,146,801
Investments in affiliated issuers, at value (cost $1,548,206)	1,543,847
Repurchase agreements, at value (cost $3,531,490)	3,531,490
Total investments (cost $35,816,284)	35,222,138
Segregated cash with broker	16,965,261
Receivables:
Fund shares sold	1,828,381
Dividends	46,369
Foreign taxes reclaim	584
Variation margin	46
Interest	18
Total assets	54,062,797

Liabilities:
Securities sold short, at value (proceeds $16,881,725)	14,790,051
Overdraft due to custodian bank	519
Payable for:
Fund shares redeemed	30,821
Management fees	28,220
Investor service fees	7,839
Transfer agent and administrative fees	3,136
Portfolio accounting fees	3,136
Miscellaneous	79,482
Total liabilities	14,943,204
Commitments and contingent liabilities (Note 13)	—
Net assets	$39,119,593

Net assets consist of:
Paid in capital	$47,338,335
Undistributed net investment income	—
Accumulated net realized loss on investments	(9,716,316)
Net unrealized appreciation on investments	1,497,574
Net assets	$39,119,593
Capital shares outstanding	2,561,317
Net asset value per share	$15.27

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2,410)	$520,809
Income from securities lending, net	21,322
Dividends from securities of affiliated issuers	12,767
Interest	1,204
Total investment income	556,102

Expenses:
Management fees	319,575
Transfer agent and administrative fees	35,508
Investor service fees	88,771
Portfolio accounting fees	35,508
Short sales dividend expense	212,352
Prime broker interest expense	60,849
Custodian fees	5,282
Trustees’ fees*	2,292
Line of credit fees	28
Miscellaneous	49,334
Total expenses	809,499
Net investment loss	(253,397)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,167,338
Investments in affiliated issuers	4,433
Futures contracts	4,390
Securities sold short	271,219
Net realized gain	1,447,380
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,504,399)
Investments in affiliated issuers	(4,359)
Securities sold short	1,599,591
Futures contracts	11,602
Net change in unrealized appreciation (depreciation)	(897,565)
Net realized and unrealized gain	549,815
Net increase in net assets resulting from operations	$296,418

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(253,397)	$(248,733)
Net realized gain on investments	1,447,380	1,988,252
Net change in unrealized appreciation (depreciation) on investments	(897,565)	(1,298,199)
Net increase in net assets resulting from operations	296,418	441,320

Capital share transactions:
Proceeds from sale of shares	22,503,260	7,384,261
Cost of shares redeemed	(13,721,183)	(23,079,731)
Net increase (decrease) from capital share transactions	8,782,077	(15,695,470)
Net increase (decrease) in net assets	9,078,495	(15,254,150)

Net assets:
Beginning of year	30,041,098	45,295,248
End of year	$39,119,593	$30,041,098
Undistributed net investment income at end of year	$—	$1

Capital share activity:
Shares sold	1,467,031	508,054
Shares redeemed	(897,693)	(1,604,242)
Net increase (decrease) in shares	569,338	(1,096,188)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$15.08	$14.67	$12.49	$11.96	$12.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.09)	(.14)	— [b]	(.03)
Net gain (loss) on investments (realized and unrealized)	.30	.50	2.32	.53	(.81)
Total from investment operations	.19	.41	2.18	.53	(.84)
Less distributions from:
Net investment income	—	—	(—)[c]	—	—
Total distributions	—	—	(—)[c]	—	—
Net asset value, end of period	$15.27	$15.08	$14.67	$12.49	$11.96

Total Return[d]	1.26%	2.79%	17.46%	4.43%	(6.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,120	$30,041	$45,295	$38,656	$40,037
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.63%)	(1.05%)	— [e]	(0.26%)
Total expenses[f,g]	2.28%	2.12%	2.28%	1.86%	1.76%
Portfolio turnover rate	244%	316%	292%	203%	167%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Less than 0.01%.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Total expenses may include interest and dividend expense. Excluding interest and dividend expense related to short sales, operating expense ratios for the years ended December 31 would be:

2015	2014	2013	2012	2011
1.51%	1.57%	1.62%	1.73%	1.76%

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the one-year period ended December 31, 2015, the Global Managed Futures Strategy Fund returned -1.55%. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s cash benchmark, returned 0.05%.

The Fund had a strong first quarter, with profits coming from all sectors, but most notably from Fixed Income, Equities, and Agriculturals. This was followed by a weak second quarter, driven largely by reversals in the Fixed Income and Agricultural markets. The third quarter was slightly negative, with Equities being the main detractor, and with Energies, Metals, and Fixed Income all contributing positively. The Fund was up in the fourth quarter, with Energies, Equities, and Fixed Income all contributing positively to performance.

Overall, 2015 was an extremely volatile year, with numerous reversals and aftershocks across all markets–difficult conditions for systematic trend-following strategies. For the year, positive contributions came from Energies, Metals, and Fixed Income, and losses from Agriculturals, Currencies, and Equities. The largest individual market gains came from Brent Crude, Gas Oil, the Japanese Government 10 Year Bond, Aluminum, and the MSCI Taiwan Index. The largest individual losses came from the Swiss Franc, Live Cattle, the FTSE 100, Coffee, and Chicago Wheat.

The Fund is comprised of several proprietary strategies which systematically exploit market inefficiencies and trade Commodity, Equity, Fixed Income, and Currency markets around the globe. In 2015, the individual strategies were mixed in their individual performances; some were up while others down.

The Fund takes advantage of Guggenheim’s fixed income expertise in managing the fund’s cash positions primarily through the use of the Guggenheim Strategy Funds.

The Fund holds derivatives for a number of reasons, including liquidity, leverage, speculation and hedging. Derivatives are liquid and allow the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	25.1%
Guggenheim Variable Insurance Strategy Fund III	20.1%
Guggenheim Strategy Fund III	14.3%
Guggenheim Strategy Fund I	9.2%
Total	68.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	Since Inception (11/07/08)
Global Managed Futures Strategy Fund	-1.55%	-1.69%	-2.71%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.08%	0.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

20 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2015
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 68.7%
Guggenheim Strategy Fund II	177,518	$4,402,440
Guggenheim Variable Insurance Strategy Fund III	142,106	3,527,062
Guggenheim Strategy Fund III	101,026	2,505,437
Guggenheim Strategy Fund I	65,090	1,618,777
Total Mutual Funds
(Cost $12,101,182)		12,053,716

	Face Amount

REPURCHASE AGREEMENTS††,2 - 8.8%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	$772,527	772,527
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	772,527	772,527
Total Repurchase Agreements
(Cost $1,545,054)		1,545,054

Total Investments - 77.5%
(Cost $13,646,236)		$13,598,770
Other Assets & Liabilities, net - 22.5%		3,936,980
Total Net Assets - 100.0%		$17,535,750

	Contracts	Unrealized Gain (Loss)

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2016 Japanese Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $30,998,336)	25	$51,354
March 2016 Euro - Bobl Futures Contracts†† (Aggregate Value of Contracts $9,107,786)	64	24,840
March 2016 Canadian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $4,989,249)	49	23,258
March 2016 Euro - Schatz Futures Contracts†† (Aggregate Value of Contracts $38,671,708)	319	19,252
March 2016 U.S. Treasury Long Bond Futures Contracts (Aggregate Value of Contracts $460,313)	3	1,636
March 2016 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $503,563)	4	774
(Total Aggregate Value of Contracts $84,730,955)		$121,114

COMMODITY FUTURES CONTRACTS PURCHASED†
February 2016 LME Lead Futures Contracts (Aggregate Value of Contracts $314,563)	7	$9,512
February 2016 Gasoline RBOB Futures Contracts (Aggregate Value of Contracts $213,511)	4	6,644
March 2016 Sugar #11 Futures Contracts (Aggregate Value of Contracts $323,669)	19	6,238
March 2016 Silver Futures Contracts (Aggregate Value of Contracts $345,375)	5	(3,097)
(Total Aggregate Value of Contracts $1,197,118)		$19,297

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2016 Australian Dollar Futures Contracts (Aggregate Value of Contracts $726,100)	10	$1,884
March 2016 Euro FX Futures Contracts (Aggregate Value of Contracts $816,375)	6	(2,117)
(Total Aggregate Value of Contracts $1,542,475)		$(233)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $606,550)	7	$1,332
March 2016 Topix Index Futures Contracts†† (Aggregate Value of Contracts $381,542)	3	604
January 2016 IBEX 35 Index Futures Contracts†† (Aggregate Value of Contracts $102,562)	1	550

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
GLOBAL MANAGED FUTURES STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

January 2016 CAC 40 10 Euro Index Futures Contracts†† (Aggregate Value of Contracts $50,183)	1	$229
March 2016 SPI 200 Index Futures Contracts†† (Aggregate Value of Contracts $96,120)	1	(322)
March 2016 Nikkei 225 (OSE) Index Futures Contracts†† (Aggregate Value of Contracts $156,284)	1	(2,542)
January 2016 Amsterdam Index Futures Contracts†† (Aggregate Value of Contracts $380,662)	4	(2,729)
March 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $1,375,874)	15	(3,047)
March 2016 FTSE 100 Index Futures Contracts†† (Aggregate Value of Contracts $545,330)	6	(3,858)
March 2016 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $790,789)	7	(8,320)
(Total Aggregate Value of Contracts $4,485,896)		$(18,103)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
February 2016 Low Sulphur Gas Oil Futures Contracts (Aggregate Value of Contracts $991,800)	29	$64,188
February 2016 New York Harbor Ultra-Low Sulfur Diesel Futures Contracts (Aggregate Value of Contracts $758,218)	16	37,192
March 2016 Hard Red Winter Wheat Futures Contracts (Aggregate Value of Contracts $1,070,649)	46	19,879
March 2016 Brent Crude Futures Contracts (Aggregate Value of Contracts $721,810)	19	18,581
February 2016 Gold 100 oz. Futures Contracts (Aggregate Value of Contracts $847,840)	8	18,283
February 2016 WTI Crude Futures Contracts (Aggregate Value of Contracts $295,760)	8	9,687
March 2016 Copper Futures Contracts (Aggregate Value of Contracts $373,538)	7	9,066
March 2016 Corn Futures Contracts (Aggregate Value of Contracts $572,800)	32	4,921
March 2016 Soybean Futures Contracts (Aggregate Value of Contracts $345,500)	8	2,087
March 2016 Wheat Futures Contracts (Aggregate Value of Contracts $187,800)	8	308
March 2016 Cotton #2 Futures Contracts (Aggregate Value of Contracts $94,980)	3	(65)
February 2016 LME Nickel Futures Contracts (Aggregate Value of Contracts $211,236)	4	(1,577)
February 2016 Lean Hogs Futures Contracts (Aggregate Value of Contracts $455,050)	19	(1,918)
February 2016 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $641,219)	17	(4,017)
March 2016 Coffee ‘C’ Futures Contracts (Aggregate Value of Contracts $236,250)	5	(11,940)
February 2016 LME Zinc Futures Contracts (Aggregate Value of Contracts $601,594)	15	(22,721)
February 2016 Natural Gas Futures Contracts (Aggregate Value of Contracts $419,580)	18	(33,599)
(Total Aggregate Value of Contracts $8,825,624)		$108,355

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
GLOBAL MANAGED FUTURES STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2016 British Pound Futures Contracts (Aggregate Value of Contracts $1,474,200)	16	$16,080
March 2016 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $2,168,100)	30	10,483
March 2016 Swiss Franc Futures Contracts (Aggregate Value of Contracts $500,700)	4	7,984
March 2016 Japanese Yen Futures Contracts (Aggregate Value of Contracts $1,145,650)	11	(694)
(Total Aggregate Value of Contracts $5,288,650)		$33,853

EQUITY FUTURES CONTRACTS SOLD SHORT††
January 2016 H-Shares Index Futures Contracts (Aggregate Value of Contracts $375,107)	6	$10,767
January 2016 MSCI Taiwan Stock Index Futures Contracts (Aggregate Value of Contracts $575,149)	19	8,216
January 2016 Hang Seng Index Futures Contracts (Aggregate Value of Contracts $141,140)	1	1,904
(Total Aggregate Value of Contracts $1,091,396)		$20,887

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2016 Long Gilt Futures Contracts†† (Aggregate Value of Contracts $1,032,476)	6	$10,520
March 2016 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $316,375)	2	5,213
March 2016 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $2,367,031)	20	2,244
March 2016 Australian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $930,078)	10	(2,047)
March 2016 Australian Government 3 Year Bond Futures Contracts†† (Aggregate Value of Contracts $3,415,398)	42	(12,655)
(Total Aggregate Value of Contracts $8,061,358)		$3,275

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuers — See Note 10.
[2]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
GLOBAL MANAGED FUTURES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Futures Contracts	$—	$254,216	$—	$151,494	$—	$405,710
Mutual Funds	12,053,716	—	—	—	—	12,053,716
Repurchase Agreements	—	—	1,545,054	—	—	1,545,054
Total	$12,053,716	$254,216	$1,545,054	$151,494	$—	$14,004,480

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Futures Contracts	$—	$93,112	$—	$24,153	$—	$117,265

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in affiliated issuers, at value (cost $12,101,182)	$12,053,716
Repurchase agreements, at value (cost $1,545,054)	1,545,054
Total investments (cost $13,646,236)	13,598,770
Foreign currency, at value (cost $21,792)	21,767
Segregated cash with broker	1,987,058
Receivables:
Fund shares sold	2,093,260
Dividends	18,282
Interest	9
Total assets	17,719,146

Liabilities:
Due to broker	35,987
Overdraft due to custodian bank	23,606
Payable for:
Variation margin	62,567
Securities purchased	19,994
Management fees	11,623
Fund shares redeemed	3,235
Investor service fees	3,229
Transfer agent and administrative fees	1,291
Portfolio accounting fees	1,291
Miscellaneous	20,573
Total liabilities	183,396
Commitments and contingent liabilities (Note 13)	—
Net assets	$17,535,750

Net assets consist of:
Paid in capital	$18,306,019
Undistributed net investment income	75,043
Accumulated net realized loss on investments and foreign currency	(1,086,258)
Net unrealized appreciation on investments and foreign currency	240,946
Net assets	$17,535,750
Capital shares outstanding	903,158
Net asset value per share	$19.42

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$171,343
Interest	1,159
Total investment income	172,502

Expenses:
Management fees	137,668
Transfer agent and administrative fees	14,112
Investor service fees	35,282
Portfolio accounting fees	14,113
Professional fees	12,636
Custodian fees	1,773
Trustees’ fees*	705
Miscellaneous	16,260
Total expenses	232,549
Less:
Expenses waived by Adviser	(10,949)
Net expenses	221,600
Net investment loss	(49,098)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,482
Investments in affiliated issuers	(7,683)
Futures contracts	(288,020)
Foreign currency	3,638
Net realized loss on investments and foreign currency	(286,583)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	30,237
Investments in affiliated issuers	(47,466)
Futures contracts	(296,966)
Foreign currency	110
Net change in unrealized appreciation (depreciation)	(314,085)
Net realized and unrealized loss on investments and foreign currency	(600,668)
Net decrease in net assets resulting from operations	$(649,766)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(49,098)	$(64,971)
Net realized gain (loss) on investments and foreign currency	(286,583)	1,243,433
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(314,085)	139,208
Net increase (decrease) in net assets resulting from operations	(649,766)	1,317,670

Distributions to shareholders from:
Net investment income	(315,444)	—
Net realized gains	(432,664)	—
Total distributions to shareholders	(748,108)	—

Capital share transactions:
Proceeds from sale of shares	17,523,860	6,594,715
Distributions reinvested	748,108	—
Cost of shares redeemed	(10,771,705)	(5,709,810)
Net increase from capital share transactions	7,500,263	884,905
Net increase in net assets	6,102,389	2,202,575

Net assets:
Beginning of year	11,433,361	9,230,786
End of year	$17,535,750	$11,433,361
Undistributed net investment income at end of year	$75,043	$318,674

Capital share activity:
Shares sold	834,934	347,248
Shares issued from reinvestment of distributions	37,612	—
Shares redeemed	(516,620)	(296,221)
Net increase in shares	355,926	51,027

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$20.89	$18.60	$18.15	$20.44	$22.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.12)	(.29)	(.36)	(.46)
Net gain (loss) on investments (realized and unrealized)	(.25)	2.41	.74	(1.93)	(1.47)
Total from investment operations	(.32)	2.29	.45	(2.29)	(1.93)
Less distributions from:
Net investment income	(.48)	—	—	—	—
Net realized gains	(.67)	—	—	—	—
Total distributions	(1.15)	—	—	—	—
Net asset value, end of period	$19.42	$20.89	$18.60	$18.15	$20.44

Total Return[b]	(1.55%)	12.08%	2.59%	(11.20%)	(8.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,536	$11,433	$9,231	$9,319	$14,530
Ratios to average net assets:
Net investment income (loss)	(0.35%)	(0.67%)	(1.60%)	(1.89%)	(2.10%)
Total expenses[c]	1.65%	1.67%	1.76%	2.05%	2.26%
Net expenses[d]	1.57%	1.60%	1.64%	2.00%	2.15%
Portfolio turnover rate	33%	43%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

2015 was the sixth full fiscal year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk–typically in the 5.0% to 8.0% range. For the year, the Fund produced a return of 1.85% with annualized risk of 3.3%, which resulted in a Sharpe Ratio* greater than 0.50. Importantly, the Fund achieved this return with correlation** of 55% to the S&P 500 Index and 12% to the Barclays U.S. Aggregate Bond Index over the course of the year.

The S&P 500 Index had six negative-return calendar months in 2015, and in four of these months the Multi-Hedge Strategies Fund produced positive returns; the Barclays U.S. Aggregate Bond Index had seven negative-return calendar months, and in four of these months the Fund produced a positive return. The S&P 500 beta-adjusted performance (i.e., alpha) of Multi-Hedge Strategies for the year was 1.58%, as the Fund had a realized beta of 12%. These results further demonstrate the Fund’s diversification benefits. Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

While no longer a hedge fund replication product, the Fund still maintains the HFRX Global Hedge Fund Index as one of its benchmarks. This benchmark returned -3.64% for the year. In contrast to the diversification benefits provided by the Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 78% to the S&P 500 Index in 2015. Since the Fund changed its investment objective (starting 8/1/2009), it has outperformed the HFRX Global Hedge Fund Index by more than 13% (almost 2.0% annualized), net of fees, while doing so with much lower correlation to equity markets.

All five of the hedge fund styles used within the Fund contributed positively to gross Fund returns in 2015.

The Fund’s Merger Arbitrage strategy contributed the most to gross Fund returns in 2015 with 1.52%; this strategy typically invests in definitive merger deals and makes allocations based upon the expected return and risk parameters of each merger deal.

The Global Macro strategies contributed 0.81%. Within Global Macro, the Managed Futures models contributed 0.91%. The Managed Futures models seek to profit from global trends and reversions by trading commodity, currency, equity, and fixed income futures. The Volatility Arbitrage model contributed -0.10%; this strategy seeks to profit from relative value trades across the VIX futures curve.

The Equity Market Neutral strategies contributed 0.64% to gross Fund returns. The Quantitative Market Neutral model contributed 0.42%; this model allocates to stocks resulting in a portfolio with tilts toward value and momentum characteristics while seeking equity beta neutrality. The Closed-end Arbitrage model contributed 0.23%; this strategy purchases closed-end funds trading at discounts while hedging the market related risks associated with each fund.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2015

The Long/Short Equity strategies contributed 0.28% to gross Fund returns. The Industry and Factor Rotation model was the sole contributor, as the Size model remained un-invested throughout 2015. The Industry and Factor Rotation model allocates to industries and risk factors based upon recent trends while maintaining a positive equity market beta, generally in the 30%-60% range. The Size model tactically trades the relative performance of large-capitalization equities versus small-capitalization equities.

The Treasury Flattener model was the only Fixed Income strategy used during the year, and it contributed 0.04% to gross Fund returns. The Treasury Flattener model purchases ten-year Treasury futures and hedges with two-year Treasury futures on a duration-neutral basis when the yield spread between the two representative cash bonds is attractive.

In June we introduced a 3% equity market hedge as the combination of the Fund’s strategies was resulting in a forecast equity market correlation reasonably higher than our long-term, upper-bound target of 60%. The hedge was used explicitly to bring the Fund’s risk characteristics in-line with its objectives, which resulted in a 0.05% contribution to gross Fund returns.

Performance displayed represents past performance which is no guarantee of future results.

*

Sharpe Ratio: a risk-adjusted measure calculated using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

**

Correlation is a measurement between -1 and 1, which indicates the linear relationship between two variables. If there is no relationship between two variables, the correlation coefficient is 0. If there is a perfect relationship, the correlation is 1. And if there is a perfect inverse relationship, the correlation is -1.

THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

Cumulative Fund Performance*,†

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Long Holdings (% of Total Net Assets)
Cleco Corp.	2.4%
Precision Castparts Corp.	2.0%
PartnerRe Ltd.	1.5%
Broadcom Corp. — Class A	1.5%
Symetra Financial Corp.	1.3%
Time Warner Cable, Inc.	1.2%
Airgas, Inc.	1.2%
BioMed Realty Trust, Inc.	1.1%
King Digital Entertainment plc	1.1%
StanCorp Financial Group, Inc.	1.1%
Top Ten Total	14.4%

“Ten Largest Long Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	1.85%	2.75%	0.57%
S&P 500 Index	1.38%	12.57%	7.31%
HFRX Global Hedge Fund Index	-3.64%	-0.72%	0.05%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

30 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 56.6%

Financial - 13.5%
PartnerRe Ltd.[1]	5,708	$797,636
Symetra Financial Corp.[1]	21,871	694,842
BioMed Realty Trust, Inc.[1]	25,025	592,842
StanCorp Financial Group, Inc.[1]	5,006	570,083
Chubb Corp.[1]	3,122	414,101
Royal Bank of Canada	7,033	376,828
First Niagara Financial Group, Inc.[1]	21,274	230,823
Plum Creek Timber Company, Inc.[1]	3,406	162,534
PacWest Bancorp	2,970	128,007
Avolon Holdings Ltd.*,1	3,976	123,097
Nasdaq, Inc.[1]	1,329	77,308
Air Lease Corp. — Class A1	2,291	76,703
Interactive Brokers Group, Inc. — Class A1	1,753	76,431
Lamar Advertising Co. — Class A1	1,259	75,515
Synovus Financial Corp.[1]	2,319	75,088
JPMorgan Chase & Co.[1]	1,131	74,680
E*TRADE Financial Corp.*,1	2,517	74,603
Mid-America Apartment Communities, Inc.[1]	820	74,464
PNC Financial Services Group, Inc.[1]	778	74,151
Old Republic International Corp.[1]	3,974	74,036
Bank of New York Mellon Corp.[1]	1,796	74,031
Chimera Investment Corp.[1]	5,427	74,024
Goldman Sachs Group, Inc.[1]	410	73,894
Huntington Bancshares, Inc.[1]	6,675	73,825
Berkshire Hathaway, Inc. — Class B*,1	551	72,754
Everest Re Group Ltd.[1]	396	72,504
Hanover Insurance Group, Inc.[1]	891	72,474
Citigroup, Inc.[1]	1,400	72,450
American Financial Group, Inc.[1]	1,004	72,368
Arch Capital Group Ltd.*,1	1,033	72,052
Voya Financial, Inc.[1]	1,951	72,011
Macerich Co.[1]	891	71,894
MFA Financial, Inc.[1]	10,860	71,676
Capital One Financial Corp.[1]	975	70,375
Assured Guaranty Ltd.[1]	2,659	70,277
Starwood Property Trust, Inc.[1]	3,408	70,068
CoreLogic, Inc.*,1	2,022	68,465
Hartford Financial Services Group, Inc.[1]	1,541	66,972
Reinsurance Group of America, Inc. — Class A1	778	66,558
American Capital Agency Corp. REIT[1]	3,705	64,245
Popular, Inc.[1]	2,234	63,312
CBL & Associates Properties, Inc.[1]	4,483	55,455
Santander Consumer USA Holdings, Inc.*,1	3,436	54,461
Cincinnati Financial Corp.[1]	919	54,377
Ameriprise Financial, Inc.[1]	495	52,678
Lincoln National Corp.[1]	1,018	51,165
Travelers Companies, Inc.[1]	453	51,126
Synchrony Financial*,1	1,655	50,329
East West Bancorp, Inc.[1]	1,174	48,791
AmTrust Financial Services, Inc.[1]	693	42,675
National Penn Bancshares, Inc.[1]	3,397	41,885
Fidelity & Guaranty Life[1]	1,577	40,008
Endurance Specialty Holdings Ltd.[1]	467	29,883
CME Group, Inc. — Class A1	325	29,445
Jones Lang LaSalle, Inc.[1]	142	22,700
Associated Banc-Corp.[1]	1,004	18,825
FNF Group[1]	523	18,132
Raymond James Financial, Inc.[1]	240	13,913
Aspen Insurance Holdings Ltd.[1]	240	11,592
CIT Group, Inc.[1]	269	10,679
Two Harbors Investment Corp.[1]	1,316	10,660
Taubman Centers, Inc.[1]	113	8,669
Allstate Corp.[1]	127	7,885
Hospitality Properties Trust[1]	170	4,446
RMR Group, Inc. — Class A*	3	41
Total Financial		7,059,821

Consumer, Non-cyclical – 8.3%
Jarden Corp.*,1	5,264	300,680
Health Net, Inc.*,1	3,235	221,468
Humana, Inc.[1]	1,180	210,642
Allergan plc*,1	673	210,313
Keurig Green Mountain, Inc.[1]	2,290	206,054
Heartland Payment Systems, Inc.	1,745	165,461
Diamond Foods, Inc.*,1	3,693	142,365
Mindray Medical International Ltd. ADR[1]	4,583	124,291
Boulder Brands, Inc.*,1	11,139	122,306
Cigna Corp.[1]	722	105,650
Sirona Dental Systems, Inc.*,1	752	82,397
Dyax Corp.*,1	2,133	80,243
Mondelez International, Inc. — Class A1	1,697	76,093
Amgen, Inc.[1]	462	74,997
Ingredion, Inc.[1]	778	74,564
Constellation Brands, Inc. — Class A1	523	74,496
Bio-Rad Laboratories, Inc. — Class A*,1	537	74,461
Kroger Co.[1]	1,768	73,955
ManpowerGroup, Inc.[1]	877	73,922
Tyson Foods, Inc. — Class A1	1,386	73,915
Dr Pepper Snapple Group, Inc.[1]	792	73,815
ADT Corp.[1]	2,206	72,754
Eli Lilly & Co.[1]	862	72,632
United Therapeutics Corp.*,1	453	70,945
Reynolds American, Inc.[1]	1,527	70,471
Pinnacle Foods, Inc.[1]	1,655	70,271
Charles River Laboratories International, Inc.*,1	849	68,251
UnitedHealth Group, Inc.[1]	566	66,584
Flowers Foods, Inc.[1]	3,033	65,179
Coty, Inc. — Class A	2,531	64,870
Western Union Co.[1]	3,606	64,583
Herbalife Ltd.*	1,160	62,199
Hill-Rom Holdings, Inc.[1]	1,287	61,853
Graham Holdings Co. — Class B1	127	61,591
Teleflex, Inc.[1]	453	59,547
Macquarie Infrastructure Corp.[1]	820	59,531
Archer-Daniels-Midland Co.[1]	1,541	56,524

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

KAR Auction Services, Inc.[1]	1,513	$56,026
DaVita HealthCare Partners, Inc.*,1	764	53,258
Church & Dwight Company, Inc.[1]	622	52,795
Cooper Companies, Inc.[1]	382	51,264
Wausau Paper Corp.[1]	3,962	40,531
Ocata Therapeutics, Inc.*	4,750	39,995
Universal Health Services, Inc. — Class B1	325	38,834
Aaron’s, Inc.[1]	1,655	37,055
Gilead Sciences, Inc.[1]	297	30,053
Edwards Lifesciences Corp.*,1	368	29,065
VCA, Inc.*,1	467	25,685
OPKO Health, Inc.*,1	2,319	23,306
Hologic, Inc.*,1	566	21,899
Laboratory Corporation of America Holdings*,1	170	21,019
Cintas Corp.[1]	212	19,303
Molson Coors Brewing Co. — Class B1	170	15,966
RR Donnelley & Sons Co.[1]	905	13,322
MEDNAX, Inc.*,1	170	12,182
Vantiv, Inc. — Class A*,1	240	11,381
Bluebird Bio, Inc.*,1	142	9,119
Quest Diagnostics, Inc.[1]	127	9,035
Intrexon Corp.*,1	297	8,955
Total System Services, Inc.[1]	142	7,072
Quanta Services, Inc.*,1	127	2,572
Acadia Healthcare Company, Inc.*,1	24	1,499
Total Consumer, Non-cyclical		4,321,064

Technology - 8.2%
Broadcom Corp. — Class A1	13,171	761,547
King Digital Entertainment plc[1]	33,114	592,077
EMC Corp.[1]	19,657	504,793
NXP Semiconductor N.V.*	3,818	321,686
SanDisk Corp.[1]	3,000	227,970
Constant Contact, Inc.*,1	6,449	188,569
KLA-Tencor Corp.[1]	2,102	145,774
RealD, Inc.*,1	11,789	124,374
Fairchild Semiconductor International, Inc. — Class A*,1	3,883	80,417
CA, Inc.[1]	2,672	76,313
Activision Blizzard, Inc.[1]	1,951	75,524
NVIDIA Corp.[1]	2,234	73,633
Synopsys, Inc.*,1	1,612	73,523
Intel Corp.[1]	2,121	73,068
DST Systems, Inc.[1]	636	72,542
Cadence Design Systems, Inc.*,1	3,450	71,795
Allscripts Healthcare Solutions, Inc.*,1	4,511	69,379
Oracle Corp.[1]	1,895	69,224
ON Semiconductor Corp.*,1	6,971	68,316
Amdocs Ltd.[1]	1,216	66,357
Apple, Inc.[1]	622	65,471
Brocade Communications Systems, Inc.[1]	6,830	62,699
Fidelity National Information Services, Inc.[1]	1,004	60,843
SS&C Technologies Holdings, Inc.[1]	849	57,962
Electronic Arts, Inc.*,1	834	57,312
OmniVision Technologies, Inc.*,1	1,429	41,470
Mattson Technology, Inc.*,1	11,670	41,195
Xerox Corp.[1]	3,168	33,676
Broadridge Financial Solutions, Inc.[1]	622	33,420
Akamai Technologies, Inc.*,1	396	20,841
Nuance Communications, Inc.*,1	849	16,887
Genpact Ltd.*,1	509	12,715
Skyworks Solutions, Inc.[1]	156	11,985
Citrix Systems, Inc.*,1	127	9,608
HP, Inc.[1]	283	3,351
Teradyne, Inc.[1]	99	2,046
Total Technology		4,268,362

Utilities - 7.1%
Cleco Corp.[1]	23,561	1,230,121
Piedmont Natural Gas Company, Inc.[1]	9,598	547,278
AGL Resources, Inc.[1]	5,179	330,472
TECO Energy, Inc.[1]	12,218	325,610
Pepco Holdings, Inc.[1]	7,758	201,786
American Electric Power Company, Inc.[1]	1,329	77,441
Great Plains Energy, Inc.[1]	2,800	76,468
Consolidated Edison, Inc.[1]	1,188	76,353
SCANA Corp.[1]	1,259	76,157
Public Service Enterprise Group, Inc.[1]	1,966	76,065
NiSource, Inc.[1]	3,889	75,874
Pinnacle West Capital Corp.[1]	1,174	75,700
Westar Energy, Inc.[1]	1,782	75,575
Ameren Corp.[1]	1,739	75,177
Xcel Energy, Inc.[1]	2,079	74,657
Atmos Energy Corp.[1]	1,146	72,244
Edison International[1]	1,216	71,999
PG&E Corp.[1]	1,344	71,487
UGI Corp.[1]	1,782	60,160
DTE Energy Co.[1]	155	12,429
FirstEnergy Corp.[1]	57	1,809
Total Utilities		3,684,862

Industrial - 5.5%
Precision Castparts Corp.[1]	4,389	1,018,293
Spirit AeroSystems Holdings, Inc. — Class A*,1	1,499	75,055
Republic Services, Inc. — Class A1	1,683	74,035
Owens Corning[1]	1,555	73,132
Eaton Corporation plc[1]	1,400	72,856
L-3 Communications Holdings, Inc.[1]	608	72,662
Stanley Black & Decker, Inc.[1]	679	72,469
Huntington Ingalls Industries, Inc.[1]	566	71,797
AMERCO[1]	184	71,668
Sonoco Products Co.[1]	1,739	71,073
Masco Corp.[1]	2,503	70,835
Deere & Co.[1]	919	70,092
AGCO Corp.[1]	1,485	67,404
Corning, Inc.[1]	3,578	65,405
CSX Corp.[1]	2,475	64,226
Northrop Grumman Corp.[1]	340	64,195

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

GATX Corp.[1]	1,471	$62,591
Jabil Circuit, Inc.[1]	2,644	61,579
Blount International, Inc.*	6,110	59,938
WestRock Co.[1]	1,287	58,713
Ryder System, Inc.[1]	1,033	58,706
Cummins, Inc.[1]	651	57,295
FedEx Corp.[1]	297	44,250
Carlisle Companies, Inc.[1]	495	43,902
Arrow Electronics, Inc.*,1	806	43,669
Orbital ATK, Inc.[1]	481	42,973
UTI Worldwide, Inc.*,1	5,869	41,259
Trinity Industries, Inc.[1]	1,640	39,393
Avnet, Inc.[1]	877	37,571
Waste Management, Inc.[1]	495	26,418
Snap-on, Inc.[1]	113	19,372
Teekay Corp.[1]	1,853	18,289
Crown Holdings, Inc.*,1	353	17,897
Jacobs Engineering Group, Inc.*,1	424	17,787
Bemis Company, Inc.[1]	396	17,697
Caterpillar, Inc.[1]	226	15,359
Boeing Co.[1]	42	6,073
PerkinElmer, Inc.[1]	99	5,303
Textron, Inc.[1]	29	1,218
Total Industrial		2,872,449

Consumer, Cyclical - 4.4%
Office Depot, Inc.*	44,535	251,177
Rite Aid Corp.*,1	26,009	203,910
Royal Caribbean Cruises Ltd.[1]	792	80,159
Carnival Corp.[1]	1,428	77,797
Liberty Interactive Corporation QVC Group — Class A*,1	2,715	74,173
Best Buy Company, Inc.[1]	2,432	74,054
Lear Corp.[1]	594	72,961
DR Horton, Inc.[1]	2,277	72,932
Target Corp.[1]	1,004	72,900
Alaska Air Group, Inc.[1]	877	70,607
Penske Automotive Group, Inc.[1]	1,640	69,437
GameStop Corp. — Class A	2,418	67,801
CVS Health Corp.[1]	693	67,754
Whirlpool Corp.[1]	453	66,532
Foot Locker, Inc.[1]	1,018	66,261
Darden Restaurants, Inc.[1]	1,004	63,895
PACCAR, Inc.[1]	1,329	62,995
Goodyear Tire & Rubber Co.[1]	1,753	57,271
Kohl’s Corp.[1]	1,202	57,251
Norwegian Cruise Line Holdings Ltd.*,1	975	57,135
Walgreens Boots Alliance, Inc.[1]	651	55,436
Lennar Corp. — Class B1	1,244	49,984
Wyndham Worldwide Corp.[1]	679	49,329
Extended Stay America, Inc.[1]	3,083	49,020
Lennar Corp. — Class A1	834	40,791
Homeinns Hotel Group ADR*	1,170	39,967
WESCO International, Inc.*,1	877	38,307
Southwest Airlines Co.[1]	877	37,764
Ingram Micro, Inc. — Class A1	1,188	36,091
Nu Skin Enterprises, Inc. — Class A	877	33,230
Six Flags Entertainment Corp.[1]	594	32,634
World Fuel Services Corp.[1]	820	31,537
Dick’s Sporting Goods, Inc.[1]	735	25,983
Pep Boys-Manny Moe & Jack*,1	1,111	20,454
AutoNation, Inc.*,1	311	18,554
United Continental Holdings, Inc.*,1	283	16,216
Ford Motor Co.[1]	975	13,738
General Motors Co.[1]	368	12,516
Dillard’s, Inc. — Class A1	170	11,171
Hasbro, Inc.[1]	99	6,669
Urban Outfitters, Inc.*,1	283	6,438
CST Brands, Inc.[1]	127	4,971
Skechers U.S.A., Inc. — Class A*,1	142	4,290
PVH Corp.[1]	29	2,136
Total Consumer, Cyclical		2,324,228

Communications - 4.3%
Time Warner Cable, Inc.[1]	3,479	645,668
Cablevision Systems Corp. — Class A1	6,774	216,091
Youku Tudou, Inc. ADR*,1	6,795	184,348
Expedia, Inc.	942	117,098
Comcast Corp. — Class A1	1,990	112,296
EZchip Semiconductor Ltd.*,1	3,363	83,133
Qihoo 360 Technology Company Ltd. ADR*	1,095	79,727
Cisco Systems, Inc.[1]	2,772	75,274
TEGNA, Inc.[1]	2,857	72,910
Thomson Reuters Corp.[1]	1,895	71,726
eBay, Inc.*,1	2,602	71,503
Telephone & Data Systems, Inc.[1]	2,715	70,292
VeriSign, Inc.*,1	735	64,210
Walt Disney Co.[1]	580	60,946
Liberty Media Corp. — Class A*,1	1,428	56,049
United States Cellular Corp.*,1	1,131	46,156
Symantec Corp.[1]	1,753	36,813
Alphabet, Inc. — Class A*,1	42	32,676
Alphabet, Inc. — Class C*,1	42	31,873
IAC/InterActiveCorp[1]	495	29,725
CenturyLink, Inc.[1]	877	22,065
Liberty Media Corp. — Class C*,1	325	12,376
AT&T, Inc.[1]	339	11,665
Amazon.com, Inc.*	14	9,462
T-Mobile US, Inc.*,1	226	8,841
John Wiley & Sons, Inc. — Class A1	184	8,286
Netflix, Inc.*,1	57	6,520
Total Communications		2,237,729

Energy - 3.0%
Baker Hughes, Inc.	8,875	409,582
Cameron International Corp.*,1	3,216	203,252
Northern Tier Energy, LP	3,902	100,905
Marathon Petroleum Corp.[1]	1,471	76,257

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Valero Energy Corp.[1]	1,075	$76,013
Tesoro Corp.[1]	721	75,972
Williams Partners, LP1	2,660	74,081
Chevron Corp.[1]	806	72,508
Phillips 66[1]	877	71,739
Rowan Companies plc — Class A1	4,158	70,478
Frank’s International N.V.[1]	3,790	63,255
CVR Energy, Inc.	1,570	61,780
Noble Corporation plc[1]	4,949	52,212
HollyFrontier Corp.[1]	1,188	47,389
Helmerich & Payne, Inc.[1]	735	39,359
Diamond Offshore Drilling, Inc.	1,668	35,195
SM Energy Co.[1]	1,357	26,679
Rice Energy, Inc.*,1	1,513	16,492
WPX Energy, Inc.*,1	2,376	13,638
First Solar, Inc.*,1	170	11,218
ConocoPhillips[1]	127	5,930
EP Energy Corp. — Class A*,1	1,271	5,567
Hess Corp.[1]	99	4,800
Murphy Oil Corp.[1]	212	4,759
PBF Energy, Inc. — Class A1	127	4,675
Total Energy		1,623,735

Basic Materials - 2.3%
Airgas, Inc.	4,476	619,120
Celanese Corp. — Class A1	1,117	75,208
LyondellBasell Industries N.V. — Class A1	849	73,778
CF Industries Holdings, Inc.[1]	1,768	72,152
Reliance Steel & Aluminum Co.[1]	1,216	70,419
Newmont Mining Corp.[1]	3,804	68,434
Domtar Corp.[1]	1,739	64,256
Mosaic Co.[1]	2,135	58,905
Eastman Chemical Co.[1]	834	56,303
Steel Dynamics, Inc.[1]	2,644	47,248
Westlake Chemical Corp.[1]	424	23,032
Total Basic Materials		1,228,855

Total Common Stocks
(Cost $29,125,697)		29,621,105

MUTUAL FUNDS†, 2 - 1.5%
Guggenheim Strategy Fund II	20,493	508,221
Guggenheim Strategy Fund I	10,376	258,042
Total Mutual Funds
(Cost $770,151)		766,263

CLOSED-END FUNDS† - 12.8%
Nuveen Dividend Advantage Municipal Income Fund[1]	12,799	185,331
Nuveen Maryland Premium Income Municipal Fund[1]	14,045	178,232
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund[1,2]	16,639	171,216
Cohen & Steers REIT and Preferred Income Fund, Inc.[1]	9,195	169,556
Neuberger Berman Real Estate Securities Income Fund, Inc.[1]	33,816	169,418
BlackRock Enhanced Equity Dividend Trust[1]	21,753	165,540
Adams Diversified Equity Fund, Inc.[1]	12,827	164,570
Alpine Total Dynamic Dividend Fund[1]	21,293	163,530
Tri-Continental Corp.[1]	8,159	163,343
BlackRock Core Bond Trust[1]	12,843	162,336
AllianzGI Equity & Convertible Income Fund[1]	9,011	161,838
Zweig Total Return Fund, Inc.[1]	13,178	160,508
Morgan Stanley Emerging Markets Debt Fund, Inc.[1]	18,553	158,999
Western Asset/Claymore Inflation-Linked Securities & Income Fund[1,2]	14,652	154,872
GDL Fund[1]	13,720	137,337
BlackRock Resources & Commodities Strategy Trust[1]	18,419	130,959
Nuveen Credit Strategies Income Fund[1]	16,635	130,418
General American Investors Company, Inc.[1]	4,053	129,453
First Trust High Income Long/Short Fund[1]	9,096	128,072
BlackRock Credit Allocation Income Trust[1]	10,301	127,114
Boulder Growth & Income Fund, Inc.[1]	15,361	118,894
Zweig Fund, Inc.[1]	7,913	103,977
Clough Global Allocation Fund[1]	7,112	95,799
BlackRock MuniYield Michigan Quality Fund, Inc.[1]	6,521	91,034
Gabelli Healthcare & WellnessRx Trust[1]	8,713	89,308
Swiss Helvetia Fund, Inc.[1]	8,004	84,522
Advent Claymore Convertible Securities and Income Fund II1,2	15,135	83,999
Western Asset Emerging Markets Income Fund, Inc.[1]	7,098	69,064
Western Asset Worldwide Income Fund, Inc.[1]	6,844	68,988
Madison Covered Call & Equity Strategy Fund[1]	9,187	67,800
Cohen & Steers Quality Income Realty Fund, Inc.[1]	4,664	56,994
Nuveen New Jersey Dividend Advantage Municipal Fund[1]	4,043	54,581
China Fund, Inc.[1]	3,227	50,083
Ellsworth Growth and Income Fund Ltd.[1]	6,273	48,678
New Ireland Fund, Inc.[1]	3,389	47,209
Morgan Stanley Income Securities, Inc.[1]	2,654	44,773
Bancroft Fund Ltd.[1]	2,461	44,716
Putnam High Income Securities Fund[1]	6,005	43,897
Nuveen Build America Bond Fund[1]	1,916	38,492
RMR Real Estate Income Fund[1]	1,942	37,422
Duff & Phelps Global Utility Income Fund, Inc.[1]	2,538	37,385
Royce Value Trust, Inc.[1]	3,169	37,299
John Hancock Premium Dividend Fund[1]	2,716	37,236
BlackRock Multi-Sector Income Trust[1]	2,355	37,233
BlackRock Limited Duration Income Trust[1]	2,549	37,164
BlackRock Debt Strategies Fund, Inc.[1]	11,023	37,148
CBRE Clarion Global Real Estate Income Fund[1]	4,851	37,062

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Liberty All Star Equity Fund[1]	6,927	$37,059
Western Asset High Yield Defined Opportunity Fund, Inc.[1]	2,616	36,886
BlackRock Corporate High Yield Fund, Inc.[1]	3,767	36,841
Nuveen Diversified Dividend & Income Fund[1]	3,397	36,790
Wells Fargo Multi-Sector Income Fund[1]	3,243	36,711
Eaton Vance Limited Duration Income Fund[1]	2,870	36,621
Cohen & Steers Closed-End Opportunity Fund, Inc.[1]	3,335	36,552
Ivy High Income Opportunities Fund[1]	2,951	36,533
Delaware Enhanced Global Dividend & Income Fund[1]	3,901	36,474
Franklin Limited Duration Income Trust[1]	3,386	36,298
Eaton Vance Tax-Advantaged Dividend Income Fund[1]	1,874	36,243
Ares Dynamic Credit Allocation Fund, Inc.[1]	2,706	36,152
First Trust Enhanced Equity Income Fund[1]	2,736	36,115
Central Securities Corp.[1]	1,891	35,967
MFS Multimarket Income Trust[1]	6,527	35,964
Templeton Emerging Markets Income Fund[1]	3,594	35,832
First Trust Aberdeen Global Opportunity Income Fund[1]	3,502	35,475
Duff & Phelps Utility and Corporate Bond Trust, Inc.[1]	3,838	35,271
MFS Charter Income Trust[1]	4,620	35,204
Western Asset Emerging Markets Debt Fund, Inc.[1]	2,549	34,998
Lazard Global Total Return and Income Fund, Inc.[1]	2,627	34,361
Korea Equity Fund, Inc.[1]	4,758	33,163
Advent/Claymore Enhanced Growth & Income Fund[1,2]	3,208	26,530
Delaware Investments National Municipal Income Fund[1]	1,799	23,369
First Trust Dividend and Income Fund[1]	2,573	21,768
Madison Strategic Sector Premium Fund[1]	1,879	20,237
Deutsche Global High Income Fund, Inc.[1]	2,628	19,841
Asia Tigers Fund, Inc.[1]	2,116	19,171
Nuveen Quality Preferred Income Fund 3[1]	1,343	11,402
Aberdeen Singapore Fund, Inc.[1]	1,241	10,623
Western Asset Managed High Income Fund, Inc.[1]	2,288	10,342
Nuveen S&P 500 Dynamic Overwrite Fund[1]	712	9,591
First Trust Strategic High Income Fund II1	832	9,260
Western Asset High Income Fund II, Inc.[1]	1,462	9,226
Nuveen Multi-Market Income Fund, Inc.[1]	1,283	9,109
John Hancock Income Securities Trust[1]	678	9,106
European Equity Fund, Inc.[1]	793	6,392
MFS Intermediate High Income Fund[1]	2,542	5,897
Deutsche Multi-Market Income Trust[1]	771	5,890
Gabelli Global Utility & Income Trust[1]	352	5,878
Macquarie Global Infrastructure Total Return Fund, Inc.[1]	308	5,867
Prudential Global Short Duration High Yield Fund, Inc.[1]	414	5,858
Prudential Short Duration High Yield Fund, Inc.[1]	400	5,840
Cohen & Steers Infrastructure Fund, Inc.[1]	306	5,838
LMP Capital and Income Fund, Inc.[1]	470	5,814
Nuveen AMT-Free Municipal Income Fund[1]	417	5,776
BlackRock New York Municipal Income Quality Trust[1]	421	5,773
Invesco Pennsylvania Value Municipal Income Trust[1]	449	5,757
Delaware Investments Dividend & Income Fund, Inc.[1]	652	5,751
Eaton Vance Municipal Income 2028 Term Trust[1]	311	5,751
Royce Micro-Capital Trust, Inc.[1]	792	5,750
Tortoise Pipeline & Energy Fund, Inc.[1]	396	5,746
Nuveen Quality Municipal Fund, Inc.[1]	421	5,742
Virtus Global Multi-Sector Income Fund[1]	406	5,737
Nuveen Michigan Quality Income Municipal Fund[1]	419	5,736
Nuveen New York Dividend Advantage Municipal Fund[1]	403	5,735
BlackRock Municipal Income Investment Quality Trust[1]	388	5,735
BlackRock Global Opportunities Equity Trust[1]	449	5,729
Nuveen Texas Quality Income Municipal Fund[1]	397	5,729
Nuveen Municipal Advantage Fund, Inc.[1]	413	5,720
Nuveen Dividend Advantage Municipal Fund 3[1]	398	5,715
Nuveen Quality Income Municipal Fund, Inc.[1]	403	5,715
BlackRock MuniHoldings New Jersey Quality Fund, Inc.[1]	396	5,714
Sprott Focus Trust, Inc.[1]	985	5,713
Nuveen Premium Income Municipal Fund 2, Inc.[1]	395	5,712
Nuveen Premium Income Municipal Fund, Inc.[1]	405	5,711
Nuveen Ohio Quality Income Municipal Fund[1]	374	5,707
Deutsche Strategic Income Trust[1]	543	5,707
Morgan Stanley Emerging Markets Fund, Inc.[1]	445	5,705
Nuveen Select Quality Municipal Fund, Inc.[1]	406	5,704
Alpine Global Dynamic Dividend Fund[1]	644	5,699
Eaton Vance New York Municipal Bond Fund[1]	434	5,698
Nuveen New York AMT-Free Municipal Income Fund[1]	434	5,698
Morgan Stanley Asia-Pacific Fund, Inc.[1]	412	5,698
Nuveen Preferred Income Opportunities Fund[1]	622	5,698
PIMCO Dynamic Credit Income Fund[1]	316	5,697
BlackRock Muni Intermediate Duration Fund, Inc.[1]	402	5,696
Nuveen Municipal Market Opportunity Fund, Inc.[1]	413	5,695
Nuveen Dividend Advantage Municipal Fund 2[1]	402	5,692
Nuveen Dividend Advantage Municipal Fund[1]	391	5,689
BlackRock MuniYield Pennsylvania Quality Fund[1]	391	5,685

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Aberdeen Japan Equity Fund, Inc.[1]	737	$5,682
BlackRock Long-Term Municipal Advantage Trust[1]	494	5,681
Deutsche High Income Trust[1]	714	5,676
New America High Income Fund, Inc.[1]	741	5,676
Pioneer Diversified High Income Trust[1]	389	5,676
Invesco Quality Municipal Income Trust[1]	447	5,672
Nuveen Pennsylvania Investment Quality Municipal Fund[1]	414	5,672
Blackstone / GSO Strategic Credit Fund[1]	424	5,669
BlackRock MuniYield Investment Quality Fund[1]	402	5,668
Putnam Managed Municipal Income Trust[1]	770	5,667
Nuveen Connecticut Premium Income Municipal Fund[1]	444	5,665
Nuveen Performance Plus Municipal Fund, Inc.[1]	378	5,655
JPMorgan China Region Fund, Inc.[1]	369	5,653
Eaton Vance Risk-Managed Diversified Equity Income Fund[1]	556	5,649
Putnam Municipal Opportunities Trust[1]	460	5,649
Nuveen North Carolina Premium Income Municipal Fund[1]	431	5,646
Nuveen Premier Municipal Income Fund, Inc.[1]	413	5,642
Eaton Vance Municipal Bond Fund[1]	434	5,633
AllianceBernstein Global High Income Fund, Inc.[1]	522	5,627
Invesco Trust for Investment Grade Municipals[1]	422	5,625
Nuveen Senior Income Fund[1]	974	5,620
Invesco Municipal Trust[1]	440	5,619
Reaves Utility Income Fund[1]	216	5,609
Clough Global Opportunities Fund[1]	537	5,606
Delaware Investments Minnesota Municipal Income Fund II, Inc.[1]	419	5,606
Western Asset High Income Opportunity Fund, Inc.[1]	1,195	5,605
Morgan Stanley India Investment Fund, Inc.[1]	220	5,603
MFS Intermediate Income Trust[1]	1,223	5,589
BlackRock Income Trust, Inc.[1]	876	5,589
Nuveen Real Estate Income Fund[1]	526	5,586
Dreyfus Municipal Bond Infrastructure Fund, Inc.[1]	451	5,583
Guggenheim Enhanced Equity Income Fund[1,2]	727	5,583
Cohen & Steers Total Return Realty Fund, Inc.[1]	443	5,582
Western Asset Global Corporate Defined Opportunity Fund, Inc.[1]	353	5,577
Neuberger Berman High Yield Strategies Fund, Inc.[1]	552	5,570
Nuveen Floating Rate Income Opportunity Fund[1]	568	5,566
Nuveen Flexible Investment Income Fund[1]	378	5,545
First Trust Aberdeen Emerging Opportunity Fund[1]	424	5,537
BlackRock Utility and Infrastructure Trust[1]	330	5,537
Nuveen Global High Income Fund[1]	403	5,537
John Hancock Investors Trust[1]	385	5,536
Wells Fargo Income Opportunities Fund[1]	743	5,535
Wells Fargo Global Dividend Opportunity Fund[1]	935	5,535
Brookfield Global Listed Infrastructure Income Fund, Inc.[1]	471	5,534
Tekla Healthcare Opportunities Fund[1]	318	5,530
Nuveen Global Equity Income Fund[1]	506	5,526
Credit Suisse High Yield Bond Fund[1]	2,423	5,524
Principal Real Estate Income Fund[1]	330	5,518
Nuveen Short Duration Credit Opportunities Fund[1]	372	5,517
Invesco High Income Trust II1	429	5,513
New Germany Fund, Inc.[1]	375	5,513
Calamos Strategic Total Return Fund[1]	556	5,504
AllianzGI NFJ Dividend Interest & Premium Strategy Fund[1]	444	5,501
Source Capital, Inc.[1]	83	5,500
AllianzGI Convertible & Income Fund II1	1,089	5,499
Nuveen Tax-Advantaged Total Return Strategy Fund[1]	471	5,497
Lazard World Dividend & Income Fund, Inc.[1]	601	5,475
Nuveen Municipal Opportunity Fund, Inc.[1]	382	5,474
Guggenheim Enhanced Equity Strategy Fund[1,2]	347	5,472
Aberdeen Australia Equity Fund, Inc.[1]	1,004	5,472
Credit Suisse Asset Management Income Fund, Inc.[1]	1,968	5,471
Aberdeen Greater China Fund, Inc.[1]	639	5,470
Brookfield High Income Fund, Inc.[1]	795	5,470
Nuveen Tax-Advantaged Dividend Growth Fund[1]	393	5,467
Calamos Convertible and High Income Fund[1]	520	5,465
Managed Duration Investment Grade Municipal Fund[1,2]	397	5,463
Avenue Income Credit Strategies Fund[1]	481	5,459
BlackRock Municipal Target Term Trust[1]	253	5,457
Gabelli Dividend & Income Trust[1]	295	5,446
Western Asset Global High Income Fund, Inc.[1]	624	5,441
Calamos Global Total Return Fund[1]	476	5,436
BlackRock International Growth and Income Trust[1]	871	5,435
Eaton Vance New Jersey Municipal Income Trust	428	5,431
Adams Natural Resources Fund, Inc.	306	5,428
GAMCO Natural Resources Gold & Income Trust[1]	947	5,426
KKR Income Opportunities Fund[1]	391	5,423
Cushing Renaissance Fund[1]	380	5,423
Franklin Universal Trust[1]	946	5,421
Legg Mason BW Global Income Opportunities Fund, Inc.[1]	468	5,419
Calamos Global Dynamic Income Fund[1]	756	5,413
Dividend and Income Fund[1]	491	5,406
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.[1]	240	5,405

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund[1]	465	$5,403
DoubleLine Income Solutions Fund[1]	333	5,401
Clough Global Equity Fund[1]	431	5,400
Voya Asia Pacific High Dividend Equity Income Fund[1]	598	5,400
AllianceBernstein National Municipal Income Fund, Inc.[1]	391	5,400
John Hancock Hedged Equity & Income Fund[1]	373	5,394
Voya International High Dividend Equity Income Fund[1]	848	5,393
Voya Global Equity Dividend and Premium Opportunity Fund[1]	770	5,390
India Fund, Inc.[1]	237	5,389
MFS Investment Grade Municipal Trust	546	5,389
Gabelli Multimedia Trust, Inc.[1]	718	5,385
Alliance California Municipal Income Fund, Inc.[1]	382	5,382
Voya Infrastructure Industrials and Materials Fund[1]	439	5,382
Eaton Vance Tax-Managed Global Diversified Equity Income Fund[1]	608	5,381
Mexico Fund, Inc.[1]	323	5,368
Central Europe Russia and Turkey Fund, Inc.[1]	322	5,355
Calamos Convertible Opportunities and Income Fund[1]	540	5,351
Voya Emerging Markets High Income Dividend Equity Fund[1]	723	5,350
MFS Municipal Income Trust[1]	786	5,345
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.[1]	492	5,338
Taiwan Fund, Inc.[1]	364	5,325
Cutwater Select Income Fund[1]	291	5,314
Japan Smaller Capitalization Fund, Inc.[1]	519	5,309
Diversified Real Asset Income Fund[1]	341	5,289
Pacholder High Yield Fund, Inc.[1]	871	5,287
AllianzGI Convertible & Income Fund[1]	954	5,285
Asia Pacific Fund, Inc.[1]	523	5,267
Western Asset Global Partners Income Fund, Inc.[1]	681	5,264
ASA Gold and Precious Metals Ltd.[1]	733	5,256
Stone Harbor Emerging Markets Total Income Fund[1]	457	5,196
GAMCO Global Gold Natural Resources & Income Trust[1]	1,092	5,187
Templeton Dragon Fund, Inc.[1]	291	5,183
Mexico Equity & Income Fund, Inc.[1]	481	5,176
Special Opportunities Fund, Inc.[1]	391	5,161
Voya Natural Resources Equity Income Fund[1]	945	5,160
Aberdeen Latin America Equity Fund, Inc.[1]	330	5,033
Templeton Emerging Markets Fund/United States[1]	489	4,875
Korea Fund, Inc.[1]	152	4,841
DTF Tax-Free Income, Inc.[1]	293	4,427
Advent Claymore Convertible Securities and Income Fund[1,2]	314	4,245
Guggenheim Equal Weight Enhanced Equity Income Fund[1,2]	237	3,873
BlackRock MuniHoldings Quality Fund, Inc.[1]	263	3,611
Invesco Municipal Opportunity Trust[1]	272	3,582
Nuveen Build America Bond Opportunity Fund[1]	176	3,571
Invesco Advantage Municipal Income Trust II1	303	3,569
BlackRock MuniHoldings Quality Fund II, Inc.[1]	262	3,566
Aberdeen Chile Fund, Inc.[1]	638	3,560
BlackRock MuniHoldings California Quality Fund, Inc.[1]	238	3,534
Nuveen Massachusetts Premium Income Municipal Fund[1]	238	3,268
Liberty All Star Growth Fund, Inc.[1]	658	3,014
Gabelli Convertible and Income Securities Fund, Inc.[1]	347	1,659
Latin American Discovery Fund, Inc.[1]	213	1,583
First Trust Intermediate Duration Preferred & Income Fund[1]	36	766
Wells Fargo Utilities and High Income Fund[1]	50	560
Total Closed-End Funds
(Cost $6,991,892)		6,677,747

	Face Amount

REPURCHASE AGREEMENTS††,3 - 15.0%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	$3,923,444	3,923,445
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	3,923,444	3,923,444
Total Repurchase Agreements
(Cost $7,846,889)		7,846,889

Total Investments - 86.0%
(Cost $44,734,629)		$44,912,004

	Shares

COMMON STOCKS SOLD SHORT† - 56.6

Diversified - (0.1)%
Leucadia National Corp.	3,563	(61,961)

Basic Materials - (1.1)%
NewMarket Corp.	14	(5,330)
Freeport-McMoRan, Inc.	1,343	(9,092)
PPG Industries, Inc.	226	(22,333)
Allegheny Technologies, Inc.	2,503	(28,159)
Platform Specialty Products Corp.*	2,730	(35,026)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Praxair, Inc.	453	$(46,387)
Monsanto Co.	481	(47,388)
RPM International, Inc.	1,103	(48,598)
Ecolab, Inc.	467	(53,415)
WR Grace & Co.*	566	(56,368)
Royal Gold, Inc.	1,555	(56,711)
Tahoe Resources, Inc.	6,618	(57,378)
FMC Corp.	1,513	(59,204)
Albemarle Corp.	1,131	(63,348)
Total Basic Materials		(588,737)

Utilities - (2.0)%
American Water Works Company, Inc.	113	(6,752)
Duke Energy Corp.	184	(13,136)
NRG Energy, Inc.	1,442	(16,972)
MDU Resources Group, Inc.	1,353	(24,787)
Calpine Corp.*	2,008	(29,056)
Entergy Corp.	580	(39,649)
OGE Energy Corp.	1,937	(50,924)
PPL Corp.	1,527	(52,117)
Hawaiian Electric Industries, Inc.	1,909	(55,266)
NextEra Energy, Inc.	537	(55,789)
Sempra Energy	636	(59,790)
Southern Co.	1,287	(60,219)
Dominion Resources, Inc.	900	(60,876)
Aqua America, Inc.	2,047	(61,000)
ITC Holdings Corp.	1,570	(61,623)
WEC Energy Group, Inc.	1,202	(61,675)
Vectren Corp.	1,457	(61,806)
Alliant Energy Corp.	990	(61,826)
Questar Corp.	3,196	(62,258)
CenterPoint Energy, Inc.	3,550	(65,178)
National Fuel Gas Co.	1,555	(66,476)
Total Utilities		(1,027,175)

Energy - (2.6)%
QEP Resources, Inc.	198	(2,653)
Southwestern Energy Co.*	1,300	(9,243)
Superior Energy Services, Inc.	764	(10,291)
CONSOL Energy, Inc.	1,428	(11,281)
Concho Resources, Inc.*	156	(14,486)
Whiting Petroleum Corp.*	1,782	(16,822)
Kosmos Energy Ltd.*	3,267	(16,988)
RPC, Inc.	1,725	(20,614)
Apache Corp.	495	(22,013)
Oceaneering International, Inc.	608	(22,812)
Continental Resources, Inc.*	1,033	(23,738)
TerraForm Power, Inc. — Class A	1,952	(24,556)
ONEOK, Inc.	1,216	(29,987)
Gulfport Energy Corp.*	1,230	(30,221)
Range Resources Corp.	1,471	(36,201)
Weatherford International plc*	4,568	(38,326)
Dril-Quip, Inc.*	679	(40,217)
Western Refining, Inc.	1,165	(41,497)
Cobalt International Energy, Inc.*	9,263	(50,020)
Cimarex Energy Co.	580	(51,840)
Pioneer Natural Resources Co.	424	(53,161)
Cheniere Energy, Inc.*	1,442	(53,715)
EOG Resources, Inc.	792	(56,066)
Anadarko Petroleum Corp.	1,188	(57,714)
FMC Technologies, Inc.*	2,050	(59,471)
Cabot Oil & Gas Corp. — Class A	3,691	(65,295)
Memorial Resource Development Corp.*	4,158	(67,153)
Schlumberger Ltd.	2,302	(160,565)
Halliburton Co.	9,940	(338,357)
Total Energy		(1,425,303)

Communications - (3.1)%
Twenty-First Century Fox, Inc. — Class A	114	(3,096)
Level 3 Communications, Inc.*	99	(5,382)
Palo Alto Networks, Inc.*	42	(7,398)
Liberty Ventures*	424	(19,127)
Verizon Communications, Inc.	481	(22,232)
Nielsen Holdings plc	693	(32,294)
Groupon, Inc. — Class A*	11,031	(33,865)
Clear Channel Outdoor Holdings, Inc. — Class A*	8,248	(46,106)
CBS Corp. — Class B	1,103	(51,984)
Discovery Communications, Inc. — Class C*	2,065	(52,079)
Priceline Group, Inc.*	42	(53,548)
Twitter, Inc.*	2,390	(55,305)
LinkedIn Corp. — Class A*	255	(57,395)
DISH Network Corp. — Class A*	1,004	(57,409)
Discovery Communications, Inc. — Class A*	2,164	(57,736)
Yelp, Inc. — Class A*	2,008	(57,831)
FireEye, Inc.*	2,828	(58,653)
Motorola Solutions, Inc.	862	(59,004)
Yahoo!, Inc.*	1,796	(59,735)
Zayo Group Holdings, Inc.*	2,263	(60,173)
TripAdvisor, Inc.*	721	(61,465)
Viavi Solutions, Inc.*	10,196	(62,094)
Pandora Media, Inc.*	4,723	(63,335)
Splunk, Inc.*	1,117	(65,691)
Arista Networks, Inc.*	877	(68,266)
Expedia, Inc.	942	(117,091)
Charter Communications, Inc. — Class A*	1,882	(344,594)
Total Communications		(1,632,888)

Industrial - (3.8)%
Flowserve Corp.	29	(1,220)
Expeditors International of Washington, Inc.	127	(5,728)
Fortune Brands Home & Security, Inc.	113	(6,272)
BWX Technologies, Inc.	198	(6,290)
Honeywell International, Inc.	71	(7,353)
FLIR Systems, Inc.	283	(7,944)
Acuity Brands, Inc.	42	(9,820)
Wabtec Corp.	142	(10,099)
Chicago Bridge & Iron Company N.V.	297	(11,580)

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Lincoln Electric Holdings, Inc.	297	$(15,411)
SPX Corp.	1,697	(15,833)
Hexcel Corp.	368	(17,094)
Rockwell Collins, Inc.	198	(18,275)
Middleby Corp.*	170	(18,338)
Emerson Electric Co.	438	(20,950)
AptarGroup, Inc.	382	(27,752)
Kennametal, Inc.	1,739	(33,389)
Cognex Corp.	1,018	(34,378)
Kansas City Southern	467	(34,871)
Ball Corp.	481	(34,983)
Nordson Corp.	664	(42,595)
Triumph Group, Inc.	1,117	(44,401)
J.B. Hunt Transport Services, Inc.	608	(44,603)
Armstrong World Industries, Inc.*	1,004	(45,913)
Stericycle, Inc.*	382	(46,069)
Graco, Inc.	651	(46,918)
Trimble Navigation Ltd.*	2,192	(47,018)
CH Robinson Worldwide, Inc.	778	(48,252)
Timken Co.	1,725	(49,318)
United Parcel Service, Inc. — Class B	551	(53,022)
Allegion plc	806	(53,132)
Zebra Technologies Corp. — Class A*	820	(57,113)
IDEX Corp.	749	(57,381)
Tyco International plc	1,810	(57,720)
TransDigm Group, Inc.*	255	(58,255)
Lockheed Martin Corp.	269	(58,413)
National Instruments Corp.	2,037	(58,442)
KBR, Inc.	3,465	(58,628)
Garmin Ltd.	1,584	(58,877)
Owens-Illinois, Inc.*	3,380	(58,880)
Eagle Materials, Inc.	990	(59,826)
B/E Aerospace, Inc.	1,414	(59,911)
SBA Communications Corp. — Class A*	580	(60,941)
Landstar System, Inc.	1,042	(61,113)
Manitowoc Company, Inc.	4,030	(61,860)
Donaldson Company, Inc.	2,164	(62,020)
USG Corp.*	2,559	(62,158)
Covanta Holding Corp.	4,172	(64,624)
SunPower Corp. — Class A*	2,758	(82,768)
Total Industrial		(1,957,751)

Technology - (3.8)%
MSCI, Inc. — Class A	42	(3,029)
Western Digital Corp.	52	(3,123)
QUALCOMM, Inc.	85	(4,249)
Tableau Software, Inc. — Class A*	99	(9,328)
Linear Technology Corp.	340	(14,440)
International Business Machines Corp.	127	(17,478)
Lexmark International, Inc. — Class A	693	(22,488)
Salesforce.com, Inc.*	453	(35,515)
IHS, Inc. — Class A*	382	(45,240)
Marvell Technology Group Ltd.	5,260	(46,393)
Cree, Inc.*	1,952	(52,060)
Solera Holdings, Inc.	1,044	(57,243)
Autodesk, Inc.*	948	(57,762)
Teradata Corp.*	2,192	(57,913)
Cypress Semiconductor Corp.*	5,925	(58,124)
Cerner Corp.*	990	(59,568)
Workday, Inc. — Class A*	749	(59,680)
Paychex, Inc.	1,131	(59,819)
PTC, Inc.*	1,739	(60,222)
ServiceNow, Inc.*	707	(61,198)
VeriFone Systems, Inc.*	2,248	(62,989)
NetSuite, Inc.*	749	(63,380)
Zynga, Inc. — Class A*	24,210	(64,883)
Veeva Systems, Inc. — Class A*	2,263	(65,288)
Lam Research Corp.	1,051	(83,470)
VMware, Inc. — Class A*	2,182	(123,436)
NXP Semiconductor N.V.*	3,818	(321,667)
Avago Technologies Ltd.	2,883	(418,467)
Total Technology		(1,988,452)

Consumer, Cyclical - (3.9)%
American Airlines Group, Inc.	29	(1,228)
Ross Stores, Inc.	42	(2,260)
VF Corp.	42	(2,615)
Michael Kors Holdings Ltd.*	141	(5,648)
Genuine Parts Co.	127	(10,908)
Williams-Sonoma, Inc.	198	(11,565)
Scotts Miracle-Gro Co. — Class A	184	(11,870)
Dollar General Corp.	212	(15,236)
Cabela’s, Inc.*	368	(17,197)
Johnson Controls, Inc.	438	(17,297)
Mattel, Inc.	778	(21,138)
Polaris Industries, Inc.	255	(21,917)
Costco Wholesale Corp.	184	(29,716)
LKQ Corp.*	1,160	(34,371)
WW Grainger, Inc.	203	(41,126)
Gaming and Leisure Properties, Inc.	1,485	(41,283)
HD Supply Holdings, Inc.*	1,414	(42,462)
Tempur Sealy International, Inc.*	651	(45,869)
MSC Industrial Direct Company, Inc. — Class A	820	(46,141)
Ulta Salon Cosmetics & Fragrance, Inc.*	255	(47,175)
Lions Gate Entertainment Corp.	1,457	(47,192)
Copart, Inc.*	1,246	(47,360)
Chipotle Mexican Grill, Inc. — Class A*	99	(47,505)
BorgWarner, Inc.	1,131	(48,893)
Signet Jewelers Ltd.	410	(50,713)
Panera Bread Co. — Class A*	269	(52,396)
Tractor Supply Co.	622	(53,181)
McDonald’s Corp.	467	(55,171)
CarMax, Inc.*	1,033	(55,751)
Toro Co.	764	(55,825)
Spirit Airlines, Inc.*	1,428	(56,906)
Kate Spade & Co.*	3,281	(58,303)
MGM Resorts International*	2,616	(59,436)
Dunkin’ Brands Group, Inc.	1,400	(59,626)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Tupperware Brands Corp.	1,075	$(59,824)
Dollar Tree, Inc.*	778	(60,077)
Tiffany & Co.	792	(60,422)
Choice Hotels International, Inc.	1,202	(60,593)
Yum! Brands, Inc.	834	(60,924)
Fastenal Co.	1,499	(61,188)
Sally Beauty Holdings, Inc.*	2,206	(61,525)
Wynn Resorts Ltd.	933	(64,554)
Tesla Motors, Inc.*	269	(64,563)
Staples, Inc.	9,745	(92,285)
Newell Rubbermaid, Inc.	4,538	(200,035)
Total Consumer, Cyclical		(2,061,270)

Consumer, Non-cyclical - (6.1)%
HCA Holdings, Inc.*	57	(3,855)
FleetCor Technologies, Inc.*	29	(4,145)
Clorox Co.	42	(5,327)
Community Health Systems, Inc.*	240	(6,367)
Moody’s Corp.	71	(7,124)
Akorn, Inc.*	198	(7,387)
Intercept Pharmaceuticals, Inc.*	57	(8,513)
Whole Foods Market, Inc.	255	(8,542)
Alexion Pharmaceuticals, Inc.*	57	(10,873)
Estee Lauder Companies, Inc. — Class A	127	(11,184)
ConAgra Foods, Inc.	297	(12,522)
Rollins, Inc.	622	(16,110)
Avis Budget Group, Inc.*	495	(17,964)
Bruker Corp.*	792	(19,222)
Jazz Pharmaceuticals plc*	142	(19,960)
Tenet Healthcare Corp.*	679	(20,574)
Bristol-Myers Squibb Co.	311	(21,394)
Envision Healthcare Holdings, Inc.*	877	(22,775)
Monster Beverage Corp.*	156	(23,238)
Automatic Data Processing, Inc.	283	(23,976)
PepsiCo, Inc.	283	(28,277)
Stryker Corp.	353	(32,808)
Intuitive Surgical, Inc.*	71	(38,777)
CR Bard, Inc.	212	(40,161)
Medivation, Inc.*	905	(43,748)
Hain Celestial Group, Inc.*	1,131	(45,681)
McCormick & Company, Inc.	551	(47,144)
Endo International plc*	806	(49,343)
IDEXX Laboratories, Inc.*	678	(49,440)
Anthem, Inc.	372	(51,872)
Premier, Inc. — Class A*	1,471	(51,882)
Brown-Forman Corp. — Class A	481	(52,963)
Morningstar, Inc.	664	(53,392)
Colgate-Palmolive Co.	816	(54,362)
Verisk Analytics, Inc. — Class A*	721	(55,430)
Seattle Genetics, Inc.*	1,287	(57,761)
Brookdale Senior Living, Inc. — Class A*	3,139	(57,946)
Brown-Forman Corp. — Class B	587	(58,277)
Align Technology, Inc.*	891	(58,672)
Hertz Global Holdings, Inc.*	4,143	(58,954)
Live Nation Entertainment, Inc.*	2,404	(59,066)
Sysco Corp.	1,442	(59,122)
Hershey Co.	664	(59,275)
Coca-Cola Co.	1,386	(59,543)
Philip Morris International, Inc.	679	(59,691)
Edgewell Personal Care Co.	764	(59,875)
Avon Products, Inc.	14,863	(60,195)
Gartner, Inc.*	664	(60,225)
Kellogg Co.	834	(60,273)
Mead Johnson Nutrition Co. — Class A	764	(60,318)
Kimberly-Clark Corp.	481	(61,231)
McGraw Hill Financial, Inc.	622	(61,317)
WhiteWave Foods Co. — Class A*	1,584	(61,633)
Sprouts Farmers Market, Inc.*	2,333	(62,034)
Vertex Pharmaceuticals, Inc.*	495	(62,286)
Illumina, Inc.*	340	(65,261)
Puma Biotechnology, Inc.*	877	(68,757)
Agios Pharmaceuticals, Inc.*	1,103	(71,607)
Global Payments, Inc.	1,167	(75,283)
DENTSPLY International, Inc.	1,364	(82,999)
Snyder’s-Lance, Inc.	2,862	(98,167)
Aetna, Inc.	989	(106,931)
Centene Corp.*	2,012	(132,410)
Pfizer, Inc.	7,605	(245,489)
Total Consumer, Non-cyclical		(3,110,930)

Financial - (7.0)%
RMR Group, Inc. — Class A*	29	(423)
Progressive Corp.	29	(922)
Prologis, Inc.	57	(2,446)
Liberty Property Trust	85	(2,639)
Realty Income Corp.	57	(2,943)
Forest City Enterprises, Inc. — Class A*	141	(3,092)
Invesco Ltd.	99	(3,315)
Torchmark Corp.	71	(4,058)
Apartment Investment & Management Co. — Class A	127	(5,084)
DDR Corp.	466	(7,847)
WP Carey, Inc.	156	(9,204)
MetLife, Inc.	226	(10,895)
Unum Group	509	(16,945)
Vornado Realty Trust	170	(16,993)
Douglas Emmett, Inc.	551	(17,180)
Outfront Media, Inc.	919	(20,062)
Kilroy Realty Corp.	325	(20,566)
Zions Bancorporation	820	(22,386)
Bank of America Corp.	1,372	(23,091)
HCP, Inc.	721	(27,571)
BB&T Corp.	762	(28,811)
American National Insurance Co.	283	(28,942)
Waddell & Reed Financial, Inc. — Class A	1,131	(32,414)
Franklin Resources, Inc.	948	(34,905)
Principal Financial Group, Inc.	778	(34,994)
Healthcare Trust of America, Inc. — Class A	1,344	(36,248)

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Senior Housing Properties Trust	2,644	$(39,237)
Simon Property Group, Inc.	212	(41,221)
SVB Financial Group*	368	(43,755)
State Street Corp.	693	(45,987)
Aflac, Inc.	806	(48,279)
Markel Corp.*	57	(50,351)
T. Rowe Price Group, Inc.	707	(50,543)
TD Ameritrade Holding Corp.	1,457	(50,572)
Alliance Data Systems Corp.*	184	(50,889)
White Mountains Insurance Group Ltd.	71	(51,604)
Commerce Bancshares, Inc.	1,241	(52,784)
American Express Co.	764	(53,136)
Tanger Factory Outlet Centers, Inc.	1,683	(55,034)
Cullen/Frost Bankers, Inc.	919	(55,140)
ProAssurance Corp.	1,146	(55,615)
Arthur J Gallagher & Co.	1,372	(56,170)
Crown Castle International Corp.	651	(56,279)
BankUnited, Inc.	1,570	(56,614)
BOK Financial Corp.	948	(56,681)
Mercury General Corp.	1,230	(57,281)
Rayonier, Inc.	2,602	(57,764)
CBOE Holdings, Inc.	891	(57,826)
MasterCard, Inc.– Class A	594	(57,832)
Intercontinental Exchange, Inc.	226	(57,915)
Assurant, Inc.	721	(58,069)
Genworth Financial, Inc. — Class A*	15,612	(58,233)
Signature Bank*	382	(58,587)
Aon plc	636	(58,646)
Eaton Vance Corp.	1,810	(58,698)
Howard Hughes Corp.*	523	(59,183)
Marsh & McLennan Companies, Inc.	1,075	(59,609)
Brown & Brown, Inc.	1,857	(59,609)
U.S. Bancorp	1,400	(59,738)
SLM Corp.*	9,192	(59,932)
Iron Mountain, Inc.	2,220	(59,962)
American Tower Corp. — Class A	622	(60,303)
TFS Financial Corp.	3,210	(60,444)
Charles Schwab Corp.	1,867	(61,480)
Loews Corp.	1,612	(61,901)
NorthStar Asset Management Group, Inc.	5,147	(62,485)
PacWest Bancorp	2,970	(128,007)
Weyerhaeuser Co.	5,449	(163,360)
KeyCorp	14,467	(190,821)
ACE Ltd.	1,879	(219,561)
Royal Bank of Canada	7,033	(376,828)
Total Financial		(3,707,941)

Total Common Stocks Sold Short
(Proceeds $18,837,557)		(17,562,408)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (10.6)%
iShares MSCI Australia ETF	606	(11,490)
Market Vectors Russia ETF	809	(11,852)
iShares MSCI Emerging Markets ETF	1,175	(37,823)
iShares MSCI Taiwan ETF	3,442	(43,954)
Market Vectors Gold Miners ETF	3,402	(46,675)
iShares MSCI Japan ETF	4,006	(48,553)
PowerShares QQQ Trust Series 1	476	(53,245)
iShares MSCI Mexico Capped ETF	1,314	(65,477)
iShares Core U.S. Aggregate Bond ETF	713	(77,011)
iShares MSCI South Korea Capped ETF	1,565	(77,734)
iShares China Large-Capital ETF	2,876	(101,494)
iShares MSCI United Kingdom ETF	7,914	(127,732)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,367	(155,852)
iShares 7-10 Year Treasury Bond ETF	1,636	(172,745)
iShares 20+ Year Treasury Bond ETF	1,500	(180,930)
iShares MSCI EAFE ETF	3,851	(226,246)
iShares Russell 2000 Index ETF	2,203	(247,860)
iShares Russell 1000 Value ETF	4,040	(395,354)
iShares TIPS Bond ETF	3,809	(417,771)
iShares U.S. Real Estate ETF	5,959	(447,580)
SPDR S&P 500 ETF Trust	6,117	(1,247,195)
SPDR Barclays High Yield Bond ETF	38,957	(1,321,031)
Total Exchange-Traded Funds Sold Short
(Proceeds $5,631,743)		(5,515,604)

Total Securities Sold Short- (44.1)%
(Proceeds $24,469,300)		$(23,078,012)

	Contracts

OPTIONS WRITTEN† - 0.0%
Call options on:
Airgas, Inc Expiring January 2016 with strike price of $145.00	10	(150)
Total Options Written
(Premiums received $450)		(150)
Other Assets & Liabilities, net - 58.2%		30,447,595
Total Net Assets - 100.0%		$52,281,437

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2016 Japanese Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $18,599,002)	15	$25,781
March 2016 Canadian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $2,952,821)	29	13,650

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Contracts	Unrealized Gain (Loss)

March 2016 Euro - Bobl Futures Contracts†† (Aggregate Value of Contracts $569,237)	4	$2,439
March 2016 Euro - Schatz Futures Contracts†† (Aggregate Value of Contracts $2,060,875)	17	2,432
March 2016 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $251,781)	2	246
March 2016 U.S. Treasury Long Bond Futures Contracts (Aggregate Value of Contracts $306,875)	2	(304)
(Total Aggregate Value of Contracts $24,740,591)		$44,244

COMMODITY FUTURES CONTRACTS PURCHASED†
February 2016 LME Lead Futures Contracts (Aggregate Value of Contracts $134,813)	3	$10,210
March 2016 Sugar #11 Futures Contracts (Aggregate Value of Contracts $187,387)	11	4,782
February 2016 Gasoline RBOB Futures Contracts (Aggregate Value of Contracts $106,756)	2	1,834
March 2016 Silver Futures Contracts (Aggregate Value of Contracts $207,225)	3	(1,310)
(Total Aggregate Value of Contracts $636,181)		$15,516

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $1,489,799)	78	$24,707
March 2016 Topix Index Futures Contracts†† (Aggregate Value of Contracts $254,361)	2	219
January 2016 CAC 40 10 Euro Index Futures Contracts†† (Aggregate Value of Contracts $100,366)	2	(371)
March 2016 Nikkei 225 (OSE) Index Futures Contracts†† (Aggregate Value of Contracts $156,284)	1	(548)
March 2016 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $346,600)	4	(971)
March 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $733,800)	8	(1,994)
January 2016 Amsterdam Index Futures Contracts†† (Aggregate Value of Contracts $285,496)	3	(2,325)
March 2016 FTSE 100 Index Futures Contracts†† (Aggregate Value of Contracts $272,665)	3	(2,903)
January 2016 IBEX 35 Index Futures Contracts†† (Aggregate Value of Contracts $102,562)	1	(3,089)
March 2016 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $451,880)	4	(6,114)
(Total Aggregate Value of Contracts $4,193,813)		$6,611

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2016 Australian Dollar Futures Contracts (Aggregate Value of Contracts $435,660)	6	$1,686
March 2016 Euro FX Futures Contracts (Aggregate Value of Contracts $408,188)	3	(1,058)
(Total Aggregate Value of Contracts $843,848)		$628

EQUITY FUTURES CONTRACTS SOLD SHORT†
April 2016 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $698,760)	36	$23,155
January 2016 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $93,500)	5	19,908

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Contracts	Unrealized Gain (Loss)

January 2016 H-Shares Index Futures Contracts†† (Aggregate Value of Contracts $250,071)	4	$7,566
January 2016 MSCI Taiwan Stock Index Futures Contracts†† (Aggregate Value of Contracts $363,252)	12	5,232
January 2016 Hang Seng Index Futures Contracts†† (Aggregate Value of Contracts $141,140)	1	2,106
March 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $1,017,250)	10	1,305
February 2016 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $644,300)	34	(5,819)
(Total Aggregate Value of Contracts $3,208,273)		$53,453

COMMODITY FUTURES CONTRACTS SOLD SHORT†
February 2016 Low Sulphur Gas Oil Futures Contracts (Aggregate Value of Contracts $513,000)	15	$31,773
February 2016 New York Harbor Ultra-Low Sulfur Diesel Futures Contracts (Aggregate Value of Contracts $426,497)	9	13,940
March 2016 Hard Red Winter Wheat Futures Contracts (Aggregate Value of Contracts $628,426)	27	12,334
February 2016 Gold 100 oz. Futures Contracts (Aggregate Value of Contracts $529,900)	5	11,140
March 2016 Copper Futures Contracts (Aggregate Value of Contracts $213,450)	4	6,829
March 2016 Brent Crude Futures Contracts (Aggregate Value of Contracts $417,890)	11	5,902
March 2016 Corn Futures Contracts (Aggregate Value of Contracts $340,100)	19	2,792
February 2016 WTI Crude Futures Contracts (Aggregate Value of Contracts $184,850)	5	2,292
March 2016 Soybean Futures Contracts (Aggregate Value of Contracts $172,750)	4	1,503
March 2016 Wheat Futures Contracts (Aggregate Value of Contracts $93,900)	4	141
March 2016 Cotton #2 Futures Contracts (Aggregate Value of Contracts $63,320)	2	(43)
February 2016 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $414,906)	11	(667)
February 2016 LME Nickel Futures Contracts (Aggregate Value of Contracts $158,427)	3	(2,453)
February 2016 Lean Hogs Futures Contracts (Aggregate Value of Contracts $263,450)	11	(3,136)
March 2016 Coffee ‘C’ Futures Contracts (Aggregate Value of Contracts $141,750)	3	(7,134)
February 2016 LME Zinc Futures Contracts (Aggregate Value of Contracts $401,063)	10	(13,498)
February 2016 Natural Gas Futures Contracts (Aggregate Value of Contracts $233,100)	10	(16,753)
(Total Aggregate Value of Contracts $5,196,779)		$44,962

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2016 British Pound Futures Contracts (Aggregate Value of Contracts $829,238)	9	$10,177
March 2016 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $1,300,860)	18	5,578

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

	Contracts	Unrealized Gain (Loss)

March 2016 Swiss Franc Futures Contracts (Aggregate Value of Contracts $375,525)	3	$4,835
March 2016 Japanese Yen Futures Contracts (Aggregate Value of Contracts $729,050)	7	(442)
(Total Aggregate Value of Contracts $3,234,673)		$20,148

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2016 Long Gilt Futures Contracts†† (Aggregate Value of Contracts $1,032,476)	6	$8,413
March 2016 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $1,420,219)	12	2,124
March 2016 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $316,375)	2	1,264
March 2016 Australian Government 3 Year Bond Futures Contracts†† (Aggregate Value of Contracts $81,319)	1	(335)
March 2016 Australian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $558,047)	6	(1,345)
(Total Aggregate Value of Contracts $3,408,436)		$10,121

	Units	Unrealized Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS ††
Goldman Sachs International March 2016 Goldman Sachs Multi- Hedge Strategies Short Index Swap, Terminating 03/09/16[4] (Notional Value $3,253,208)	31,418	$142,598
Goldman Sachs International March 2016 Goldman Sachs Multi- Hedge Strategies Long Index Swap, Terminating 03/09/16[5] (Notional Value $6,675,772)	52,864	$(185,538)

Sector Diversification

Goldman Sachs Multi-Hedge Strategies Short Index Swap4

Sector	% of Index
Industrials	24.0%
Consumer Discretionary	14.1%
Materials	12.4%
Energy	12.0%
Financials	10.3%
Health Care	7.5%
Communications	6.0%
Technology	5.8%
Utilities	4.5%
Consumer Staples	3.4%
Total	100.0%

Goldman Sachs Multi-Hedge Strategies Long Index Swap5

Sector	% of Index
Financials	20.5%
Technology	20.2%
Consumer Discretionary	15.7%
Industrials	10.8%
Consumer Staples	9.6%
Communications	7.6%
Energy	4.5%
Health Care	4.1%
Utilities	3.5%
Materials	3.5%
Total	100.0%

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
MULTI-HEDGE STRATEGIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security and/or options written collateral at December 31, 2015.
[2]	Affiliated issuers — See Note 9.
[3]	Repurchase Agreements — See Note 5.
[4]	Customized basket of 199 exchange-traded equity securities. Total return based on Goldman Sachs Multi-Hedge Strategies Short Index +/- financing at a variable rate.
[5]	Customized basket of 208 exchange-traded equity securities. Total return based on Goldman Sachs Multi-Hedge Strategies Long Index +/- financing at a variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$29,621,105	$—	$—	$—	$—	$29,621,105
Closed-End Funds	6,677,747	—	—	—	—	6,677,747
Equity Index Swap Agreements	—	—	—	142,598	—	142,598
Futures Contracts	—	200,457	—	67,838	—	268,295
Mutual Funds	766,263	—	—	—	—	766,263
Repurchase Agreements	—	—	7,846,889	—	—	7,846,889
Total	$37,065,115	$200,457	$7,846,889	$210,436	$—	$45,322,897

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$17,562,408	$—	$—	$—	$—	$17,562,408
Exchange-Traded Funds	5,515,604	—	—	—	—	5,515,604
Equity Index Swap Agreements	—	—	—	185,538	—	185,538
Futures Contracts	—	61,696	—	10,916	—	72,612
Options Written	150	—	—	—	—	150
Total	$23,078,162	$61,696	$—	$196,454	$—	$23,336,312

*	Other financial instruments may include futures contracts, foreign currency contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $35,590,281)	$35,837,599
Investments in affiliated issuers, at value (cost $1,297,459)	1,227,516
Repurchase agreements, at value (cost $7,846,889)	7,846,889
Total investments (cost $44,734,629)	44,912,004
Foreign currency, at value (cost $19,262)	19,272
Segregated cash with broker	30,116,889
Unrealized appreciation on swap agreements	142,598
Receivables:
Securities sold	377,839
Fund shares sold	90,356
Dividends	70,526
Interest	271
Total assets	75,729,755

Liabilities:
Securities sold short, at value (proceeds $24,469,300)	23,078,012
Unrealized depreciation on swap agreements	185,538
Overdraft due to custodian bank	16,852
Due to broker	5,792
Options written, at value (premiums received $450)	150
Payable for:
Variation margin	53,751
Management fees	50,172
Fund shares redeemed	7,736
Miscellaneous	50,315
Total liabilities	23,448,318
Commitments and contingent liabilities (Note 13)	—
Net assets	$52,281,437

Net assets consist of:
Paid in capital	$59,681,392
Accumulated net investment loss	(936,148)
Accumulated net realized loss on investments and foreign currency	(8,185,543)
Net unrealized appreciation on investments and foreign currency	1,721,736
Net assets	$52,281,437
Capital shares outstanding	2,170,286
Net asset value per share	$24.09

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,687)	$796,008
Dividends from securities of affiliated issuers	18,014
Interest	3,730
Income from securities lending, net	964
Other income	226
Total investment income	818,942

Expenses:
Management fees	570,811
Short sales dividend expense	429,703
Prime broker interest expense	122,667
Trustees’ fees*	2,348
Custodian fees	96
Miscellaneous	12,630
Total expenses	1,138,255
Less:
Expenses waived by Adviser	(22,319)
Net expenses	1,115,936
Net investment loss	(296,994)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,188,309
Investments in affiliated issuers	5,784
Swap agreements	332,572
Futures contracts	712,099
Foreign currency	2,203
Securities sold short	(984,655)
Options purchased	(503)
Options written	3,932
Net realized gain on investments and foreign currency	1,259,741
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,573,302)
Investments in affiliated issuers	(69,943)
Securities sold short	2,098,758
Swap agreements	(151,571)
Futures contracts	(482,477)
Options written	300
Foreign currency	161
Net change in unrealized appreciation (depreciation)	(178,074)
Net realized and unrealized gain on investments and foreign currency	1,081,667
Net increase in net assets resulting from operations	$784,673

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(296,994)	$(248,170)
Net realized gain on investments and foreign currency	1,259,741	839,654
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(178,074)	1,228,517
Net increase in net assets resulting from operations	784,673	1,820,001

Distributions to shareholders from:
Net investment income	(297,376)
Total distributions to shareholders	(297,376)	—

Capital share transactions:
Proceeds from sale of shares	33,231,226	27,006,338
Distributions reinvested	297,376	—
Cost of shares redeemed	(24,459,368)	(8,910,669)
Net increase from capital share transactions	9,069,234	18,095,669
Net increase in net assets	9,556,531	19,915,670

Net assets:
Beginning of year	42,724,906	22,809,236
End of year	$52,281,437	$42,724,906
Accumulated net investment loss at end of year	$(936,148)	$(448,882)

Capital share activity:
Shares sold	1,381,251	1,179,484
Shares issued from reinvestment of distributions	12,406	—
Shares redeemed	(1,017,212)	(388,228)
Net increase in shares	376,445	791,256

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$23.82	$22.75	$22.38	$22.00	$21.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.18)	(.15)	(.31)	(.21)
Net gain (loss) on investments (realized and unrealized)	.58	1.25	.52	.82	.91
Total from investment operations	.43	1.07	.37	.51	.70
Less distributions from:
Net investment income	(.16)	—	—	(.13)	—
Total distributions	(.16)	—	—	(.13)	—
Net asset value, end of period	$24.09	$23.82	$22.75	$22.38	$22.00

Total Return[b]	1.85%	4.66%	1.65%	2.23%	3.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,281	$42,725	$22,809	$22,375	$18,608
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.79%)	(0.65%)	(1.37%)	(0.96%)
Total expenses[c]	2.38%	2.50%	2.51%	2.16%	2.55%
Net expenses[d]	2.34%	2.45%	2.44%	2.08%	2.44%
Portfolio turnover rate	160%	245%	324%	461%	397%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense. Excluding interest and dividend expense related to short sales, operating expense ratios for the year ended December 31, 2015 and years ended December 31 would be:

2015	2014	2013	2012	2011
1.18%	1.17%	1.15%	1.15%	1.17%

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI”) (the “underlying index”).

For the one-year period ended December 31, 2015, the Fund returned -33.80%, compared with a return of -32.86% for its benchmark, the S&P GSCI.

Cocoa and Cotton were the only components that had positive returns during the year.

Brent Crude, WTI Crude, Nickel, Heating Oil and Gas Oil were all down more than 40% during the year.

Commodities were down again in 2015 due to lower global growth in Europe and China. The dramatic growth in domestic U.S. oil and natural gas production led to excess supply concerns, which hurt oil and natural gas prices. OPEC surprised markets by not cutting production in light of lower prices and actually increased production throughout the year. The potential for sanctions being lifted for Iran weighed on oil prices as well. Industrial metals were primarily hurt by reduced demand from China.

All of the GSCI sectors were down more than 10% for the year. The energy sector was the worst-performing sector, down more than 40% during the year. Industrial metals, livestock and agriculture were also down more than 15% each during the year.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as commodity linked futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	27.0%
Guggenheim Strategy Fund I	25.0%
Total	52.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Commodities Strategy Fund	-33.80%	-17.20%	-12.69%
S&P 500 Index	1.38%	12.57%	7.31%
S&P GSCI	-32.86%	-15.18%	-10.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P GSCI and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

50 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2015
COMMODITIES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 52.0%
Guggenheim Strategy Fund II	29,138	$722,633
Guggenheim Strategy Fund I	26,803	666,595
Total Mutual Funds
(Cost $1,392,022)		1,389,228

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 9.5%
Federal Home Loan Bank[2]
0.20% due 01/04/16	$200,000	199,997
Fannie Mae[3]
0.24% due 01/14/16	55,000	54,995
Total Federal Agency Discount Notes
(Cost $254,992)		254,992

REPURCHASE AGREEMENTS††,4 - 24.0%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	320,409	320,409
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	320,409	320,409
Total Repurchase Agreements
(Cost $640,818)		640,818

Total Investments - 85.5%
(Cost $2,287,832)		$2,285,038
Other Assets & Liabilities, net - 14.5%		385,996
Total Net Assets - 100.0%		$2,671,034

	Contracts	Unrealized Loss

COMMODITY FUTURES CONTRACTS PURCHASED†
January 2016 Goldman Sachs Commodity Index Futures Contracts (Aggregate Value of Contracts $2,651,575)	34	$(105,775)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Federal Agency Discount Notes	$—	$—	$254,992	$—	$254,992
Futures Contracts	—	—	—	—	—
Mutual Funds	1,389,228	—	—	—	1,389,228
Repurchase Agreements	—	—	640,818	—	640,818
Total	$1,389,228	$—	$895,810	$—	$2,285,038

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Futures Contracts	$—	$105,775	$—	$—	$105,775

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $254,992)	$254,992
Investments in affiliated issuers, at value (cost $1,392,022)	1,389,228
Repurchase agreements, at value (cost $640,818)	640,818
Total investments (cost $2,287,832)	2,285,038
Segregated cash with broker	357,000
Receivables:
Variation margin	23,375
Fund shares sold	16,277
Dividends	1,935
Interest	4
Total assets	2,683,629

Liabilities:
Overdraft due to custodian bank	4
Payable for:
Securities purchased	2,078
Management fees	1,747
Fund shares redeemed	1,632
Transfer agent and administrative fees	583
Investor service fees	583
Portfolio accounting fees	233
Miscellaneous	5,735
Total liabilities	12,595
Commitments and contingent liabilities (Note 13)	—
Net assets	$2,671,034

Net assets consist of:
Paid in capital	$18,838,722
Accumulated net investment loss	(1,734,738)
Accumulated net realized loss on investments	(14,324,381)
Net unrealized depreciation on investments	(108,569)
Net assets	$2,671,034
Capital shares outstanding	563,623
Net asset value per share	$4.74

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$18,573
Interest	831
Total investment income	19,404

Expenses:
Management fees	36,352
Transfer agent and administrative fees	10,372
Investor service fees	10,372
Portfolio accounting fees	4,149
Professional fees	4,022
Legal fees	5,342
Custodian fees	512
Trustees’ fees*	348
Miscellaneous	1,080
Total expenses	72,549
Less:
Expenses waived by Adviser	(4,937)
Net expenses	67,612
Net investment loss	(48,208)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3
Investments in affiliated issuers	(1,967)
Futures contracts	(1,967,870)
Net realized loss	(1,969,834)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,663
Investments in affiliated issuers	(2,794)
Futures contracts	361,980
Net change in unrealized appreciation (depreciation)	367,849
Net realized and unrealized loss	(1,601,985)
Net decrease in net assets resulting from operations	$(1,650,193)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(48,208)	$(67,484)
Net realized loss on investments	(1,969,834)	(1,569,871)
Net change in unrealized appreciation (depreciation) on investments	367,849	(493,581)
Net decrease in net assets resulting from operations	(1,650,193)	(2,130,936)

Capital share transactions:
Proceeds from sale of shares	12,252,392	19,296,607
Cost of shares redeemed	(12,593,252)	(18,673,674)
Net increase (decrease) from capital share transactions	(340,860)	622,933
Net decrease in net assets	(1,991,053)	(1,508,003)

Net assets:
Beginning of year	4,662,087	6,170,090
End of year	$2,671,034	$4,662,087
Accumulated net investment loss at end of year	$(1,734,738)	$(1,734,738)

Capital share activity:
Shares sold	1,849,273	1,871,383
Shares redeemed	(1,936,317)	(1,789,574)
Net increase (decrease) in shares	(87,044)	81,809

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$7.17	$10.85	$11.21	$11.37	$13.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.11)	(.16)	(.17)	(.22)
Net gain (loss) on investments (realized and unrealized)	(2.36)	(3.57)	(.20)	.01	(.65)
Total from investment operations	(2.43)	(3.68)	(.36)	(.16)	(.87)
Less distributions from:
Net investment income	—	—	—	—	(1.35)
Total distributions	—	—	—	—	(1.35)
Net asset value, end of period	$4.74	$7.17	$10.85	$11.21	$11.37

Total Return[b]	(33.80%)	(34.01%)	(3.21%)	(1.41%)	(6.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,671	$4,662	$6,170	$7,638	$10,752
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.04%)	(1.50%)	(1.46%)	(1.59%)
Total expenses[c]	1.75%	1.71%	1.65%	1.69%	1.76%
Net expenses[d]	1.63%	1.62%	1.55%	1.58%	1.64%
Portfolio turnover rate	198%	202%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2015, the Trust consisted of fifty-two funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (the “Funds”), each a non-diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2015	% of Net Assets of the Fund at December 31, 2015
Global Managed Futures Strategy Fund	11/07/08	$1,593,058	9.1%
Multi-Hedge Strategies Fund	04/15/09	2,608,908	5.0%
Commodities Strategy Fund	07/21/09	515,305	19.3%

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

56 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

E. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

G. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

H. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a fund will automatically be reinvested without charge in additional shares of the same fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

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I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

J. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

K. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Written

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following tables represent the Funds’ use and activity of options written for the year ended December 31, 2015:

Fund	Use
Multi-Hedge Strategies Fund	Hedge, Income

Written Call Options
	Multi-Hedge Strategies Fund
	Number of contracts	Premium amount
Balance at December 31, 2014	—	$—
Options Written	71	4,382
Options terminated in closing purchase transactions	—	—
Options expired	(61)	(3,932)
Options exercised	—	—
Balance at December 31, 2015	10	$450

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures for the year ended December 31, 2015:

		Average Notional
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$254,313	$—
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	79,081,643	16,169,724
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	28,069,760	10,781,006
Commodities Strategy Fund	Index exposure, Liquidity	3,641,009	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$6,607,151	$2,767,316

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$—	$519,260

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts		Options written at value

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2015:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Options Purchased Equity Contracts	Total Value at December 31, 2015
Long Short Equity Fund	$46	$—	$—	$—	$—	$—	$46
Global Managed Futures Strategy Fund	23,602	—	36,431	139,091	206,586	—	405,710
Multi-Hedge Strategies Fund	84,198	142,598	22,276	56,349	105,472	—	410,893

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Options Written Equity Contracts	Total Value at December 31, 2015
Global Managed Futures Strategy Fund	$20,818	$—	$2,811	$14,702	$78,934	$—	$117,265
Multi-Hedge Strategies Fund	24,134	185,538	1,500	1,984	44,994	150	258,300
Commodities Strategy Fund	—	—	—	—	105,775	—	105,775

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Futures Commodity Contracts	Swaps Credit Default Contracts	Options Written Equity Contracts	Options Purchased Equity Contracts	Total
Long Short Equity Fund	$4,390	$—	$—	$—	$—	$—	$—	$—	$4,390
Global Managed Futures Strategy Fund	(385,271)	—	(300,278)	(43,032)	440,561	—	—	—	(288,020)
Multi-Hedge Strategies Fund	148,893	311,807	(94,500)	257,812	399,894	20,765	3,932	(503)	1,048,100
Commodities Strategy Fund	—	—	—	—	(1,967,870)	—	—	—	(1,967,870)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Futures Commodity Contracts	Swaps Credit Default Contracts	Options Written Equity Contracts	Options Purchased Equity Contracts	Total
Long Short Equity Fund	$11,602	$—	$—	$—	$—	$—	$—	$—	$11,602
Global Managed Futures Strategy Fund	(33,854)	—	(1,823)	(180,635)	(80,654)	—	—	—	(296,966)
Multi-Hedge Strategies Fund	(75,929)	(139,887)	(8,004)	(271,679)	(126,865)	(11,684)	300	—	(633,748)
Commodities Strategy Fund	—	—	—	—	361,980	—	—	—	361,980

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds and each subsidiary, as applicable, pay GI investment advisory fees calculated at their annualized rates below, based on their average daily net assets:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annual percentage rate of 0.10% of the average daily net assets of the Long Short Equity Fund and Global Managed Futures Fund and at an annual percentage rate of 0.25% of the average daily net assets of the Multi-Hedge Strategies Fund and the Commodities Strategy Fund. Fees related to the Multi-Hedge Strategies Fund are paid by GI as previously noted.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies Fund are paid by GI, as previously stated.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs. Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2015, the Multi-Hedge Strategies Fund waived $35 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

At December 31, 2015, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Long Short Equity Fund	36%
Commodities Strategy Fund	22%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2015, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.18%			0.00%
Due 01/04/16	$46,273,907	$46,274,832	11/15/40	$108,814,600	$47,199,326
			U.S. Treasury Notes
			4.88%
			08/15/16	100	103
				$108,814,700	$47,199,429

Royal Bank of Canada			U.S. TIP Notes
0.24%			0.13%
Due 01/04/16	39,758,779	39,759,839	04/15/18 - 07/15/22	40,066,400	40,554,042

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$142,598	$—	$142,598	$142,598	$—	$—

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$185,538	$—	$185,538	$142,598	$42,940	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

66 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2015, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Long Short Equity Fund	$1,576,837
Multi-Hedge Strategies Fund	819,465

The tax character of distributions paid during the year ended December 31, 2015 are as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$—	$—	$—
Global Managed Futures Strategy Fund	315,444	432,664	748,108
Multi-Hedge Strategies Fund	297,376	—	297,376
Commodities Strategy Fund	—	—	—

The tax character of distributions paid during the year ended December 31, 2014 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$—	$—	$—
Global Managed Futures Strategy Fund	—	—	—
Multi-Hedge Strategies Fund	—	—	—
Commodities Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) as of December 31, 2015 are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward
Long Short Equity Fund	$—	$—	$1,298,167	$(9,516,909)
Global Managed Futures Strategy Fund	581,108	—	(356,168)	(995,209)
Multi-Hedge Strategies Fund	224,859	—	18,091	(7,642,905)
Commodities Strategy Fund	—	—	(1,845,521)	(14,322,167)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For Federal income tax purposes capital loss carryfowards represent realized losses that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Pursuant to the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 without expiration and retain its short and/or long-term character. However, post-enactment losses must be utilized prior to pre-enactment capital loss carryfowards. As a result of this ordering rule, pre-enactment carryfowards are more likely to expire unused. As of December 31, 2015, capital loss carryfowards for the Funds were as follows:

				Unlimited
Fund	Expires in 2016	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$(9,516,909)	$—	$—	$—	$—	$(9,516,909)
Global Managed Futures Strategy Fund	—	—	—	(405,341)	(589,868)	(995,209)
Multi-Hedge Strategies Fund	(3,926,412)	(3,497,544)	(218,949)	—	—	(7,642,905)*
Commodities Strategy Fund	(4,932,556)	(9,377,788)	—	(9,542)	(2,281)	(14,322,167)

*

In accordance with section 382 of the Internal revenue Code, a portion of certain Fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, foreign currency gains and losses, mark to market of derivatives , investments in subsidiary and net operating losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Long Short Equity Fund	$(249,683)	$253,396	$(3,713)
Global Managed Futures Strategy Fund	420,787	120,911	(541,698)
Multi-Hedge Strategies Fund	355,938	107,104	(463,042)
Commodities Strategy Fund	(2,016,077)	48,208	1,967,869

At December 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Long Short Equity Fund	$36,015,645	$1,133,178	$(1,926,685)	$(793,507)
Global Managed Futures Strategy Fund	13,650,881	1,098	(53,209)	(52,111)
Multi-Hedge Strategies Fund	45,094,439	828,640	(1,011,075)	(182,435)
Commodities Strategy Fund	4,024,784	—	(1,739,746)	(1,739,746)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8. Securities Transactions

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$106,105,366	$109,420,945
Global Managed Futures Strategy Fund	5,472,624	3,400,000
Multi-Hedge Strategies Fund	88,469,679	85,520,596
Commodities Strategy Fund	3,453,810	5,550,000

9. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Transactions during the year ended December 31, 2015 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 12/31/14	Additions	Reductions	Value 12/31/15	Shares 12/31/15	Investment Income	Realized Gain (Loss)
Long Short Equity Fund
Guggenheim Strategy Fund I	$—	$2,033,329	$(500,000)	$1,532,873	61,635	$15,936	$1,098
Guggenheim Strategy Fund II	—	11,013	—	10,974	443	(3,169)	3,335
	—	2,044,342	(500,000)	1,543,847		12,767	4,433

Global Managed Futures Strategy Fund
Guggenheim Strategy Fund I	—	3,620,529	(2,000,000)	1,618,777	65,090	18,399	(6,233)
Guggenheim Strategy Fund II	—	4,407,510	—	4,402,440	177,518	45,753	(1,450)
Guggenheim Strategy Fund III	—	2,510,130	—	2,505,437	101,026	43,625	—
Guggenheim Variable Insurance Strategy Fund III	—	3,530,207	—	3,527,062	142,106	63,566	—
	—	14,068,376	(2,000,000)	12,053,716		171,343	(7,683)

Multi-Hedge Strategies Fund
Advent Claymore Convertible Securities and Income Fund	—	4,954	—	4,245	314	167	—
Advent Claymore Convertible Securities and Income Fund II	—	93,957	—	83,999	15,135	4,457	—
Advent/Claymore Enhanced Growth & Income Fund	—	31,478	(2,903)	26,530	3,208	1,338	(491)
Guggenheim Enhanced Equity Income Fund	—	5,793	—	5,583	727	155	—
Guggenheim Enhanced Equity Strategy Fund	—	5,686	—	5,472	347	139	—
Guggenheim Equal Weight Enhanced Equity Income Fund	—	3,802	—	3,873	237	104	—
Guggenheim Strategy Fund I	—	258,100	—	258,042	10,376	177	2,308
Guggenheim Strategy Fund II	—	509,993	—	508,221	20,493	7,425	—
Managed Duration Investment Grade Municipal Fund	—	5,253	—	5,463	397	—	—
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	—	206,482	(17,906)	171,216	16,639	3,005	3,967
Western Asset/Claymore Inflation-Linked Securities & Income Fund	—	167,867	—	154,872	14,652	1,047	—
	—	1,293,365	(20,809)	1,227,516		18,014	5,784

Commodities Strategy Fund
Guggenheim Strategy Fund I	—	2,765,545	(2,100,000)	666,595	26,803	7,058	102
Guggenheim Strategy Fund II	—	2,875,168	(2,150,000)	722,633	29,138	11,515	(2,069)
	—	5,640,713	(4,250,000)	1,389,228		18,573	(1,967)

10. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2015. The Funds did not have any borrowings outstanding under this agreement at December 31, 2015.

70 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The average daily balances borrowed during the year ended December 31, 2015, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$2,222

11. Portfolio Securities Loaned

During the year ended December 2015, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of December 2015, all Funds had ceased participation in securities lending.

12. Security Transactions with Affiliated Funds

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2015, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act as follows:

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$367,299	$—

13. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

72 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Long Short Equity Fund, Guggenheim Global Managed Futures Strategy Fund (consolidated), Guggenheim Multi-Hedge Strategies Fund (consolidated), and Rydex Commodities Strategy Fund (consolidated) (four of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (four of the series constituting the Rydex Variable Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2016

THE RYDEX FUNDS ANNUAL REPORT | 73

OTHER INFORMATION (Unaudited)

Tax Info

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Guggenheim Multi-Hedge Strategies Fund	100.00%

With respect to the taxable year ended December 31, 2015, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Long-term capital gains subject to the 15% rate
Guggenheim Global Managed Futures Strategy Fund	$432,664

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

74 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	237

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Com-pany (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

76 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

THE RYDEX FUNDS ANNUAL REPORT | 77

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

78 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT | 79

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12.31.2015

Rydex Variable Trust Annual Report

Domestic Equity Funds	Fixed Income Funds
Nova Fund	Government Long Bond 1.2x Strategy Fund
Inverse S&P 500® Strategy Fund	Inverse Government Long Bond Strategy Fund
NASDAQ-100® Fund	High Yield Strategy Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund	Money Market Fund
NASDAQ-100® 2x Strategy Fund	U.S. Government Money Market Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

RVATB1-ANN-2-1215x1216	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	21
NASDAQ-100® FUND	28
INVERSE NASDAQ-100® STRATEGY FUND	36
S&P 500® 2x STRATEGY FUND	43
NASDAQ-100® 2x STRATEGY FUND	55
MID-CAP 1.5x STRATEGY FUND	63
INVERSE MID-CAP STRATEGY FUND	74
RUSSELL 2000® 2x STRATEGY FUND	81
RUSSELL 2000® 1.5x STRATEGY FUND	107
INVERSE RUSSELL 2000® STRATEGY FUND	133
DOW 2x STRATEGY FUND	140
INVERSE DOW 2x STRATEGY FUND	148
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	155
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	162
HIGH YIELD STRATEGY FUND	169
U.S. GOVERNMENT MONEY MARKET FUND	176
NOTES TO FINANCIAL STATEMENTS	182
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	203
OTHER INFORMATION	204
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	205
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	209

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 17 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2015.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2015

The NASDAQ-100® Fund may not be suitable for all investors. ● Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsoletemore quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● An investment in the Rydex U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2015

As of December 16, 2015, the meeting of the Federal Open Market Committee of the U.S. Federal Reserve (the “Fed”) resulted in the Fed raising its target Federal Funds Rate by 25 basis points, its first hike in seven years. This decision to tighten monetary policy was in recognition that growth in the U.S. economy is sufficient to meet expectations in the current recovery. Historically, the period when the Fed begins to tighten leads to an initial sell-off in the bond market, as investors brace themselves for the ill-effects of restrictive monetary policy on the economy. Then, as investors realize the Fed is raising rates because the economy is strong, the fear of defaults diminishes and credit spreads tighten again.

The good news is that, while the U.S. economy may not be fast moving, it certainly has a lot of torque. This is creating strong tailwinds as we move into 2016. MasterCard Advisors’ data on holiday spending indicates that sales were up nearly 8% year over year. All told, the risk to fourth-quarter gross domestic product (“GDP”) is probably to the upside, even as most tracking estimates have been trimmed to around 1%. In addition, the El Niño weather pattern is moving into its most impactful period. Our research indicates that a strong El Niño can add 1% or more to GDP in the first quarter of the year.

A factor after the end of the period was market volatility, spurred by concerns over the price of oil and increasing anxiety over global growth. It was marked by turmoil across asset classes, with heavy drawdowns in a variety of indexes and geographies in the first half of January. The sell-off was brutal and unexpected, but initially there was not a corresponding spike in the key measure of equity market volatility, the VIX. However, the sell-off occurred in what is historically a seasonally strong time for equities, and the VIX did start to rise in January.

In China, the likely catalyst for the volatile start to the equity market in 2016 was the pending expiration of an insider selling ban. The ban was extended in response to the sell-off, but as expiring restrictions enable market participants to finally escape unwanted positions, a sell-off is inevitable. China’s problems extend beyond political interference in the markets and, despite attempts by policy-makers to quiet the turmoil, we expect to see more volatility. Chinese policymakers have also been struggling to protect the renminbi. Allowing it to depreciate in the short run could be negative for markets—particularly Chinese risk assets, and by extension, U.S. risk assets, as well as falling dollar prices for commodities, given China is a main consumer of commodities. In the long run, a depreciation would be positive for the Chinese manufacturing sector and European producers, who have significant exports to China.

Meanwhile, the persistent weakness in oil continues to exert its negative influence on all markets, especially corporate credit. Oil prices likely have further to fall: not until it reaches approximately $25 per barrel will we begin to see oil production shuttered, which should then set the stage to stabilize the energy sector.

The next few months are likely to be extremely volatile as markets continue to digest the sell-off that began 2016. However, monetary conditions remain highly supportive for global economic growth, despite the Federal Reserve’s recent actions. The index of leading economic indicators, comprised of 10 components whose changes typically precede changes in the U.S. economy, remains in positive territory and shows no warning signs of recession.

Additionally, if market turmoil continues, and lower oil prices dampen headline inflation, the Fed may delay further rate increases. Given strong employment growth and continued wage growth, along with a stimulative fiscal policy now in place, the U.S. economy is likely to thrive in 2016.

For the year ended December 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.38%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.81%. The return of the MSCI Emerging Markets Index* was -14.92%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 0.55% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -4.47%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500®Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Dow Jones Industrial AverageSM (“DJIA”) Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2015 and ending December 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.53%	(1.38%)	$ 1,000.00	$ 986.20	$ 7.66
Inverse S&P 500® Strategy Fund	1.67%	(2.15%)	1,000.00	978.50	8.33
NASDAQ-100® Fund	1.56%	4.40%	1,000.00	1,044.00	8.04
Inverse NASDAQ-100® Strategy Fund	1.71%	(8.04%)	1,000.00	919.60	8.27
S&P 500® 2x Strategy Fund	1.67%	(2.26%)	1,000.00	977.40	8.32
NASDAQ-100® 2x Strategy Fund	1.71%	7.35%	1,000.00	1,073.50	8.94
Mid-Cap 1.5x Strategy Fund	1.70%	(10.27%)	1,000.00	897.30	8.13
Inverse Mid-Cap Strategy Fund	1.67%	4.30%	1,000.00	1,043.00	8.60
Russell 2000® 2x Strategy Fund	1.71%	(19.02%)	1,000.00	809.80	7.80
Russell 2000® 1.5x Strategy Fund	1.72%	(14.13%)	1,000.00	858.70	8.06
Inverse Russell 2000® Strategy Fund	1.72%	6.76%	1,000.00	1,067.60	8.96
Dow 2x Strategy Fund	1.74%	(2.42%)	1,000.00	975.80	8.67
Inverse Dow 2x Strategy Fund	1.74%	(4.97%)	1,000.00	950.30	8.55
Government Long Bond 1.2x Strategy Fund	1.21%	3.92%	1,000.00	1,039.20	6.22
Inverse Government Long Bond Strategy Fund	3.84%	(5.53%)	1,000.00	944.70	18.82
High Yield Strategy Fund	1.52%	(1.64%)	1,000.00	983.60	7.60
U.S. Government Money Market Fund	0.18%	0.00%	1,000.00	1,000.00	0.91

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.53%	5.00%	$ 1,000.00	$ 1,017.49	$ 7.78
Inverse S&P 500® Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
NASDAQ-100® Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
Inverse NASDAQ-100® Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
S&P 500® 2x Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
NASDAQ-100® 2x Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Mid-Cap 1.5x Strategy Fund	1.70%	5.00%	1,000.00	1,016.64	8.64
Inverse Mid-Cap Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Russell 2000® 2x Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Russell 2000® 1.5x Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Inverse Russell 2000® Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Dow 2x Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
Inverse Dow 2x Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
Government Long Bond 1.2x Strategy Fund	1.21%	5.00%	1,000.00	1,019.11	6.16
Inverse Government Long Bond Strategy Fund	3.84%	5.00%	1,000.00	1,005.85	19.41
High Yield Strategy Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
U.S. Government Money Market Fund	0.18%	5.00%	1,000.00	1,024.30	0.92

[1]

This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.65%. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2015 to December 31, 2015.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned -0.72%, while the S&P 500 Index returned 1.38% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Consumer Discretionary and Information Technology. The Energy sector was the leading detractor from return of the underlying index for the period, followed by the Materials sector and Industrials sector.

Amazon.com, Inc., Microsoft Corp., and General Electric Co. contributed the most to performance of the underlying index for 2015. Kinder Morgan Inc., Exxon Mobil Corp., and QUALCOMM, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance *,†

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	29.5%
Apple, Inc.	1.8%
Microsoft Corp.	1.4%
Exxon Mobil Corp.	1.0%
General Electric Co.	0.9%
Johnson & Johnson	0.9%
Amazon.com, Inc.	0.8%
Wells Fargo & Co.	0.8%
Berkshire Hathaway, Inc. — Class B	0.8%
JPMorgan Chase & Co.	0.7%
Top Ten Total	38.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Nova Fund	-0.72%	16.21%	6.58%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
NOVA FUND

	Shares	Value

COMMON STOCKS† - 55.0%

Consumer, Non-cyclical - 13.8%
Johnson & Johnson	2,593	$266,352
Procter & Gamble Co.	2,550	202,496
Pfizer, Inc.	5,784	186,707
Coca-Cola Co.	3,669	157,621
Merck & Company, Inc.	2,617	138,229
Gilead Sciences, Inc.	1,350	136,607
PepsiCo, Inc.	1,365	136,391
Philip Morris International, Inc.	1,452	127,645
Allergan plc*	369	115,312
Amgen, Inc.	707	114,767
Bristol-Myers Squibb Co.	1,563	107,519
Altria Group, Inc.	1,837	106,932
UnitedHealth Group, Inc.	893	105,052
Medtronic plc	1,318	101,381
AbbVie, Inc.	1,532	90,756
MasterCard, Inc. — Class A	928	90,350
Celgene Corp.*	737	88,263
Eli Lilly & Co.	915	77,098
Mondelez International, Inc. — Class A	1,489	66,767
Biogen, Inc.*	209	64,027
Abbott Laboratories	1,398	62,784
Colgate-Palmolive Co.	840	55,961
Express Scripts Holding Co.*	634	55,419
Thermo Fisher Scientific, Inc.	374	53,052
Danaher Corp.	560	52,013
Kimberly-Clark Corp.	340	43,282
McKesson Corp.	216	42,602
Kraft Heinz Co.	557	40,527
Alexion Pharmaceuticals, Inc.*	211	40,248
Regeneron Pharmaceuticals, Inc.*	73	39,630
Kroger Co.	912	38,149
PayPal Holdings, Inc.*	1,043	37,757
Automatic Data Processing, Inc.	433	36,684
Reynolds American, Inc.	778	35,905
Aetna, Inc.	327	35,355
Cigna Corp.	241	35,266
Anthem, Inc.	245	34,163
General Mills, Inc.	560	32,290
Becton Dickinson and Co.	197	30,356
Vertex Pharmaceuticals, Inc.*	230	28,941
Stryker Corp.	296	27,510
Cardinal Health, Inc.	308	27,495
Illumina, Inc.*	138	26,488
McGraw Hill Financial, Inc.	254	25,039
Humana, Inc.	139	24,813
Boston Scientific Corp.*	1,260	23,234
Constellation Brands, Inc. — Class A	162	23,075
Monster Beverage Corp.*	141	21,003
Mylan N.V.*	388	20,979
Zoetis, Inc.	430	20,606
Archer-Daniels-Midland Co.	559	20,504
Sysco Corp.	492	20,172
Perrigo Company plc	138	19,969
HCA Holdings, Inc.*	294	19,883
Baxalta, Inc.	509	19,866
Intuitive Surgical, Inc.*	36	19,662
Baxter International, Inc.	513	19,571
AmerisourceBergen Corp. — Class A	183	18,979
Estee Lauder Companies, Inc. — Class A	209	18,405
Kellogg Co.	239	17,273
ConAgra Foods, Inc.	407	17,159
Dr Pepper Snapple Group, Inc.	177	16,496
Zimmer Biomet Holdings, Inc.	160	16,414
St. Jude Medical, Inc.	265	16,369
Moody’s Corp.	162	16,255
Edwards Lifesciences Corp.*	202	15,954
Clorox Co.	121	15,346
Tyson Foods, Inc. — Class A	278	14,826
Mead Johnson Nutrition Co. — Class A	186	14,685
Molson Coors Brewing Co. — Class B	148	13,900
JM Smucker Co.	112	13,814
CR Bard, Inc.	70	13,261
Henry Schein, Inc.*	79	12,497
Equifax, Inc.	111	12,363
Hershey Co.	135	12,051
Endo International plc*	195	11,938
Laboratory Corporation of America Holdings*	96	11,869
Verisk Analytics, Inc. — Class A*	146	11,224
DaVita HealthCare Partners, Inc.*	157	10,944
Whole Foods Market, Inc.	320	10,720
Church & Dwight Company, Inc.	123	10,440
Universal Health Services, Inc. — Class B	86	10,276
Hormel Foods Corp.	127	10,043
Keurig Green Mountain, Inc.	109	9,808
Coca-Cola Enterprises, Inc.	196	9,651
Quest Diagnostics, Inc.	134	9,533
Brown-Forman Corp. — Class B	96	9,531
McCormick & Company, Inc.	109	9,326
Campbell Soup Co.	168	8,828
Western Union Co.	473	8,471
Mallinckrodt plc*	109	8,135
DENTSPLY International, Inc.	131	7,971
Total System Services, Inc.	159	7,918
Cintas Corp.	82	7,466
H&R Block, Inc.	222	7,395
Varian Medical Systems, Inc.*	91	7,353
United Rentals, Inc.*	88	6,384
Robert Half International, Inc.	124	5,845
Avery Dennison Corp.	86	5,389
ADT Corp.	155	5,112
Patterson Companies, Inc.	78	3,526
Quanta Services, Inc.*	150	3,038
Tenet Healthcare Corp.*	93	2,818
Total Consumer, Non-cyclical		4,197,524

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
NOVA FUND

	Shares	Value

Financial - 9.4%
Wells Fargo & Co.	4,355	$236,738
Berkshire Hathaway, Inc. — Class B*	1,755	231,731
JPMorgan Chase & Co.	3,449	227,738
Bank of America Corp.	9,757	164,211
Citigroup, Inc.	2,791	144,434
Visa, Inc. — Class A	1,824	141,452
American International Group, Inc.	1,160	71,886
Goldman Sachs Group, Inc.	372	67,046
U.S. Bancorp	1,541	65,754
Simon Property Group, Inc.	291	56,583
American Express Co.	784	54,527
MetLife, Inc.	1,042	50,234
PNC Financial Services Group, Inc.	476	45,367
Morgan Stanley	1,415	45,011
Bank of New York Mellon Corp.	1,025	42,252
BlackRock, Inc. — Class A	118	40,181
American Tower Corp. — Class A	397	38,489
Charles Schwab Corp.	1,123	36,980
Capital One Financial Corp.	499	36,018
ACE Ltd.	305	35,640
Prudential Financial, Inc.	421	34,274
Public Storage	138	34,183
Travelers Companies, Inc.	285	32,166
CME Group, Inc. — Class A	317	28,720
Intercontinental Exchange, Inc.	111	28,445
Chubb Corp.	213	28,252
Equity Residential	342	27,904
BB&T Corp.	731	27,639
Marsh & McLennan Companies, Inc.	489	27,115
Crown Castle International Corp.	313	27,059
State Street Corp.	378	25,084
Aflac, Inc.	400	23,960
Synchrony Financial*	781	23,750
Aon plc	257	23,698
AvalonBay Communities, Inc.	128	23,569
Welltower, Inc.	332	22,586
Allstate Corp.	363	22,539
Discover Financial Services	402	21,555
Prologis, Inc.	491	21,074
SunTrust Banks, Inc.	478	20,478
Boston Properties, Inc.	144	18,366
M&T Bank Corp.	151	18,298
Ventas, Inc.	312	17,606
Equinix, Inc.	58	17,539
Progressive Corp.	548	17,426
Ameriprise Financial, Inc.	163	17,346
T. Rowe Price Group, Inc.	235	16,800
HCP, Inc.	437	16,711
Vornado Realty Trust	167	16,693
Hartford Financial Services Group, Inc.	384	16,689
Alliance Data Systems Corp.*	57	15,764
Fifth Third Bancorp	744	14,954
General Growth Properties, Inc.	546	14,857
Essex Property Trust, Inc.	62	14,843
Northern Trust Corp.	205	14,778
Weyerhaeuser Co.	478	14,330
Invesco Ltd.	398	13,325
Franklin Resources, Inc.	355	13,071
Realty Income Corp.	234	12,081
Regions Financial Corp.	1,223	11,741
Lincoln National Corp.	233	11,711
Principal Financial Group, Inc.	255	11,470
XL Group plc — Class A	279	10,931
Host Hotels & Resorts, Inc.	704	10,799
SL Green Realty Corp.	93	10,507
KeyCorp	783	10,328
Kimco Realty Corp.	388	10,266
Macerich Co.	126	10,167
Loews Corp.	263	10,099
CBRE Group, Inc. — Class A*	273	9,440
Huntington Bancshares, Inc.	746	8,251
Cincinnati Financial Corp.	138	8,165
Affiliated Managers Group, Inc.*	51	8,148
E*TRADE Financial Corp.*	274	8,121
Plum Creek Timber Company, Inc.	163	7,778
Unum Group	228	7,590
Comerica, Inc.	166	6,944
Nasdaq, Inc.	108	6,282
Torchmark Corp.	108	6,173
Apartment Investment & Management Co. — Class A	147	5,884
Zions Bancorporation	191	5,214
Assurant, Inc.	62	4,993
Iron Mountain, Inc.	181	4,889
People’s United Financial, Inc.	291	4,700
Legg Mason, Inc.	101	3,962
Navient Corp.	340	3,893
Total Financial		2,876,245

Communications - 7.1%
Amazon.com, Inc.*	361	243,996
Facebook, Inc. — Class A*	2,129	222,821
Alphabet, Inc. — Class A*	273	212,397
Alphabet, Inc. — Class C*	278	210,969
AT&T, Inc.	5,765	198,373
Verizon Communications, Inc.	3,812	176,191
Walt Disney Co.	1,427	149,948
Cisco Systems, Inc.	4,756	129,149
Comcast Corp. — Class A	2,288	129,112
Priceline Group, Inc.*	47	59,923
Time Warner Cable, Inc.	265	49,181
Time Warner, Inc.	750	48,503
Netflix, Inc.*	400	45,752
Twenty-First Century Fox, Inc. — Class A	1,097	29,795
eBay, Inc.*	1,035	28,442
Yahoo!, Inc.*	814	27,074

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
NOVA FUND

	Shares	Value

CBS Corp. — Class B	406	$19,135
Omnicom Group, Inc.	228	17,250
Level 3 Communications, Inc.*	271	14,732
Expedia, Inc.	111	13,797
Viacom, Inc. — Class B	326	13,418
Symantec Corp.	633	13,293
CenturyLink, Inc.	514	12,932
Twenty-First Century Fox, Inc. — Class B	404	11,001
Motorola Solutions, Inc.	151	10,336
Juniper Networks, Inc.	333	9,191
TripAdvisor, Inc.*	106	9,037
Interpublic Group of Companies, Inc.	381	8,870
VeriSign, Inc.*	93	8,124
Cablevision Systems Corp. — Class A	209	6,667
F5 Networks, Inc.*	66	6,399
Discovery Communications, Inc. — Class C*	243	6,128
TEGNA, Inc.	208	5,308
Frontier Communications Corp.	1,095	5,114
Scripps Networks Interactive, Inc. — Class A	89	4,914
News Corp. — Class A	358	4,783
Discovery Communications, Inc. — Class A*	140	3,735
Total Communications		2,165,790

Technology - 7.1%
Apple, Inc.	5,224	549,878
Microsoft Corp.	7,485	415,268
Intel Corp.	4,422	152,337
International Business Machines Corp.	836	115,050
Oracle Corp.	3,000	109,590
QUALCOMM, Inc.	1,408	70,379
Accenture plc — Class A	586	61,237
Texas Instruments, Inc.	950	52,070
EMC Corp.	1,817	46,661
Salesforce.com, Inc.*	586	45,943
Adobe Systems, Inc.*	467	43,870
Avago Technologies Ltd.	246	35,707
Cognizant Technology Solutions Corp. — Class A*	570	34,211
Broadcom Corp. — Class A	526	30,413
Intuit, Inc.	248	23,932
Applied Materials, Inc.	1,077	20,108
Electronic Arts, Inc.*	292	20,066
Fiserv, Inc.*	214	19,572
Activision Blizzard, Inc.	473	18,310
Cerner Corp.*	285	17,148
Analog Devices, Inc.	292	16,153
Paychex, Inc.	301	15,920
Fidelity National Information Services, Inc.	261	15,817
NVIDIA Corp.	479	15,788
Micron Technology, Inc.*	1,018	14,415
SanDisk Corp.	188	14,286
Red Hat, Inc.*	172	14,243
Skyworks Solutions, Inc.	179	13,753
Western Digital Corp.	218	13,091
Autodesk, Inc.*	212	12,917
Lam Research Corp.	148	11,754
Xilinx, Inc.	241	11,320
Citrix Systems, Inc.*	145	10,969
Seagate Technology plc	281	10,301
KLA-Tencor Corp.	146	10,125
Linear Technology Corp.	224	9,513
Xerox Corp.	892	9,482
Microchip Technology, Inc.	190	8,843
Akamai Technologies, Inc.*	167	8,789
CA, Inc.	292	8,340
NetApp, Inc.	274	7,269
Qorvo, Inc.*	132	6,719
Pitney Bowes, Inc.	185	3,820
Dun & Bradstreet Corp.	34	3,534
Teradata Corp.*	125	3,303
Total Technology		2,152,214

Consumer, Cyclical - 5.7%
Home Depot, Inc.	1,188	157,114
McDonald’s Corp.	861	101,719
CVS Health Corp.	1,038	101,486
Wal-Mart Stores, Inc.	1,471	90,172
Starbucks Corp.	1,392	83,562
NIKE, Inc. — Class B	1,264	79,000
Walgreens Boots Alliance, Inc.	816	69,487
Costco Wholesale Corp.	410	66,215
Lowe’s Companies, Inc.	858	65,242
Ford Motor Co.	3,652	51,457
General Motors Co.	1,327	45,131
TJX Companies, Inc.	628	44,531
Target Corp.	578	41,968
Delta Air Lines, Inc.	738	37,409
Yum! Brands, Inc.	404	29,512
Southwest Airlines Co.	609	26,224
American Airlines Group, Inc.	591	25,029
Johnson Controls, Inc.	607	23,970
O’Reilly Automotive, Inc.*	93	23,568
Carnival Corp.	432	23,535
L Brands, Inc.	239	22,901
Delphi Automotive plc	263	22,547
AutoZone, Inc.*	30	22,257
Ross Stores, Inc.	379	20,394
United Continental Holdings, Inc.*	350	20,055
VF Corp.	320	19,919
Dollar General Corp.	273	19,621
Dollar Tree, Inc.*	221	17,066
Royal Caribbean Cruises Ltd.	161	16,295
PACCAR, Inc.	331	15,689
Chipotle Mexican Grill, Inc. — Class A*	30	14,396
Under Armour, Inc. — Class A*	169	13,623
Marriott International, Inc. — Class A	182	12,201
Genuine Parts Co.	142	12,196
Mohawk Industries, Inc.*	60	11,363

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
NOVA FUND

	Shares	Value

WW Grainger, Inc.	55	$11,142
Fastenal Co.	272	11,103
Newell Rubbermaid, Inc.	251	11,064
Starwood Hotels & Resorts Worldwide, Inc.	159	11,016
Whirlpool Corp.	74	10,868
Hanesbrands, Inc.	367	10,801
Tractor Supply Co.	126	10,774
Advance Auto Parts, Inc.	69	10,385
Macy’s, Inc.	295	10,319
CarMax, Inc.*	190	10,254
DR Horton, Inc.	307	9,833
Signet Jewelers Ltd.	76	9,400
BorgWarner, Inc.	211	9,122
Mattel, Inc.	318	8,640
Best Buy Company, Inc.	280	8,526
Coach, Inc.	260	8,510
Kohl’s Corp.	178	8,478
Goodyear Tire & Rubber Co.	252	8,233
Lennar Corp. — Class A	168	8,217
Harley-Davidson, Inc.	180	8,170
Tiffany & Co.	105	8,010
Wyndham Worldwide Corp.	109	7,919
Bed Bath & Beyond, Inc.*	157	7,575
Hasbro, Inc.	105	7,073
Darden Restaurants, Inc.	109	6,937
Michael Kors Holdings Ltd.*	172	6,890
Nordstrom, Inc.	128	6,376
Harman International Industries, Inc.	67	6,312
Ralph Lauren Corp. — Class A	56	6,243
PVH Corp.	78	5,745
Staples, Inc.	603	5,710
Leggett & Platt, Inc.	128	5,379
The Gap, Inc.	216	5,335
PulteGroup, Inc.	298	5,310
Wynn Resorts Ltd.	76	5,258
AutoNation, Inc.*	72	4,296
GameStop Corp. — Class A	99	2,776
Urban Outfitters, Inc.*	81	1,843
Fossil Group, Inc.*	39	1,426
Total Consumer, Cyclical		1,748,122

Industrial - 5.2%
General Electric Co.	8,844	275,490
3M Co.	577	86,919
Boeing Co.	590	85,308
Honeywell International, Inc.	723	74,881
United Technologies Corp.	773	74,262
United Parcel Service, Inc. — Class B	652	62,741
Union Pacific Corp.	801	62,639
Lockheed Martin Corp.	248	53,853
General Dynamics Corp.	278	38,186
Caterpillar, Inc.	546	37,106
FedEx Corp.	246	36,652
Raytheon Co.	283	35,242
Northrop Grumman Corp.	171	32,287
Precision Castparts Corp.	129	29,929
Emerson Electric Co.	614	29,368
Illinois Tool Works, Inc.	307	28,453
CSX Corp.	913	23,692
Norfolk Southern Corp.	280	23,685
TE Connectivity Ltd.	362	23,389
Eaton Corporation plc	434	22,585
Deere & Co.	292	22,271
Waste Management, Inc.	389	20,761
Corning, Inc.	1,110	20,291
Roper Technologies, Inc.	95	18,030
Nielsen Holdings plc	341	15,891
Amphenol Corp. — Class A	289	15,094
Stanley Black & Decker, Inc.	141	15,049
Cummins, Inc.	154	13,554
Ingersoll-Rand plc	245	13,546
Agilent Technologies, Inc.	311	13,003
Rockwell Automation, Inc.	125	12,826
Tyco International plc	396	12,628
Parker-Hannifin Corp.	127	12,316
AMETEK, Inc.	224	12,004
Vulcan Materials Co.	125	11,871
Rockwell Collins, Inc.	123	11,353
WestRock Co.	241	10,994
Textron, Inc.	257	10,797
Waters Corp.*	77	10,363
Harris Corp.	117	10,167
Republic Services, Inc. — Class A	225	9,898
Stericycle, Inc.*	80	9,648
Snap-on, Inc.	55	9,429
Ball Corp.	128	9,310
L-3 Communications Holdings, Inc.	75	8,963
Dover Corp.	146	8,951
Masco Corp.	316	8,943
Martin Marietta Materials, Inc.	63	8,605
CH Robinson Worldwide, Inc.	135	8,373
Pentair plc	169	8,371
Sealed Air Corp.	185	8,251
Expeditors International of Washington, Inc.	175	7,893
Kansas City Southern	102	7,616
Fluor Corp.	134	6,328
J.B. Hunt Transport Services, Inc.	85	6,235
Xylem, Inc.	168	6,132
Allegion plc	90	5,933
PerkinElmer, Inc.	106	5,678
Flowserve Corp.	123	5,176
Jacobs Engineering Group, Inc.*	115	4,824
Garmin Ltd.	111	4,126
FLIR Systems, Inc.	129	3,621
Ryder System, Inc.	50	2,842
Owens-Illinois, Inc.*	151	2,630
Total Industrial		1,587,252

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
NOVA FUND

	Shares	Value

Energy - 3.6%
Exxon Mobil Corp.	3,901	$304,084
Chevron Corp.	1,763	158,600
Schlumberger Ltd.	1,182	82,445
ConocoPhillips	1,157	54,020
Occidental Petroleum Corp.	716	48,409
EOG Resources, Inc.	515	36,456
Phillips 66	445	36,401
Valero Energy Corp.	451	31,890
Halliburton Co.	802	27,300
Marathon Petroleum Corp.	501	25,972
Kinder Morgan, Inc.	1,715	25,588
Anadarko Petroleum Corp.	476	23,123
Baker Hughes, Inc.	409	18,875
Pioneer Natural Resources Co.	140	17,553
Williams Companies, Inc.	639	16,422
Apache Corp.	355	15,787
Spectra Energy Corp.	629	15,058
Noble Energy, Inc.	399	13,139
Tesoro Corp.	113	11,907
National Oilwell Varco, Inc.	352	11,788
Devon Energy Corp.	362	11,584
Cameron International Corp.*	179	11,313
Hess Corp.	226	10,956
Marathon Oil Corp.	635	7,995
Cimarex Energy Co.	89	7,955
Equities Corp.	143	7,455
Columbia Pipeline Group, Inc.	365	7,300
Cabot Oil & Gas Corp. — Class A	388	6,864
FMC Technologies, Inc.*	214	6,208
Helmerich & Payne, Inc.	101	5,408
Newfield Exploration Co.*	151	4,917
ONEOK, Inc.	197	4,858
First Solar, Inc.*	72	4,751
Transocean Ltd.	320	3,962
Range Resources Corp.	160	3,938
Murphy Oil Corp.	152	3,412
Ensco plc — Class A	221	3,401
Southwestern Energy Co.*	360	2,560
Chesapeake Energy Corp.	486	2,187
CONSOL Energy, Inc.	215	1,699
Diamond Offshore Drilling, Inc.	61	1,287
Total Energy		1,094,827

Utilities - 1.6%
Duke Energy Corp.	646	46,119
NextEra Energy, Inc.	432	44,880
Southern Co.	852	39,865
Dominion Resources, Inc.	558	37,744
American Electric Power Company, Inc.	460	26,804
PG&E Corp.	460	24,467
Exelon Corp.	862	23,938
PPL Corp.	629	21,468
Sempra Energy	222	20,870
Public Service Enterprise Group, Inc.	475	18,378
Edison International	306	18,118
Consolidated Edison, Inc.	275	17,674
Xcel Energy, Inc.	476	17,093
WEC Energy Group, Inc.	296	15,188
Eversource Energy	297	15,168
DTE Energy Co.	168	13,472
FirstEnergy Corp.	397	12,597
Entergy Corp.	168	11,484
Ameren Corp.	228	9,856
CMS Energy Corp.	260	9,381
SCANA Corp.	134	8,106
CenterPoint Energy, Inc.	404	7,417
AGL Resources, Inc.	113	7,211
Pinnacle West Capital Corp.	105	6,770
Pepco Holdings, Inc.	239	6,216
AES Corp.	631	6,039
TECO Energy, Inc.	220	5,863
NiSource, Inc.	299	5,833
NRG Energy, Inc.	295	3,472
Total Utilities		501,491

Basic Materials - 1.3%
EI du Pont de Nemours & Co.	821	54,680
Dow Chemical Co.	1,054	54,260
Monsanto Co.	412	40,590
LyondellBasell Industries N.V. — Class A	337	29,285
Ecolab, Inc.	249	28,481
Praxair, Inc.	268	27,443
PPG Industries, Inc.	253	25,001
Air Products & Chemicals, Inc.	183	23,810
Sherwin-Williams Co.	74	19,210
International Paper Co.	389	14,665
Alcoa, Inc.	1,229	12,130
Nucor Corp.	299	12,050
Eastman Chemical Co.	140	9,451
International Flavors & Fragrances, Inc.	75	8,973
CF Industries Holdings, Inc.	219	8,937
Newmont Mining Corp.	496	8,923
Mosaic Co.	315	8,691
Airgas, Inc.	61	8,438
Freeport-McMoRan, Inc.	1,083	7,332
FMC Corp.	125	4,891
Total Basic Materials		407,241

Information Technology - 0.2%
Hewlett Packard Enterprise Co.	1,685	25,612
HP, Inc.	1,693	20,045
CSRA, Inc.	130	3,900
Total Information Technology		49,557

Diversified - 0.0%
Leucadia National Corp.	312	5,426

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
NOVA FUND

	Shares	Value

Consumer Discretionary - 0.0%
News Corp. — Class B	101	$1,410

Total Common Stocks
(Cost $9,845,825)		16,787,099

MUTUAL FUNDS† - 29.5%
Guggenheim Strategy Fund I1	361,201	8,983,081
Total Mutual Funds
(Cost $8,985,390)		8,983,081

	Face Amount

REPURCHASE AGREEMENTS††,2 - 4.3%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	$655,432	655,432
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	655,432	655,432
Total Repurchase Agreements
(Cost $1,310,864)		1,310,864

Total Investments - 88.8%
(Cost $20,142,079)		$27,081,044
Other Assets & Liabilities, net - 11.2%		3,401,708
Total Net Assets - 100.0%		$30,482,752

	Units	Unrealized Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2016 S&P 500 Index Swap, Terminating 01/27/16[3] (Notional Value $1,292,364)	632	$3,315
Barclays Bank plc January 2016 S&P 500 Index Swap, Terminating 01/29/16[3] (Notional Value $9,415,268)	4,606	(75,809)
Goldman Sachs International January 2016 S&P 500 Index Swap, Terminating 01/27/16[3] (Notional Value $18,250,305)	8,929	(100,002)
(Total Notional Value $28,957,937)		$(172,496)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	Repurchase Agreements — See Note 5.
[3]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$16,787,099	$—	$—	$—	$16,787,099
Equity Index Swap Agreements	—	—	3,315	—	3,315
Mutual Funds	8,983,081	—	—	—	8,983,081
Repurchase Agreements	—	1,310,864	—	—	1,310,864
Total	$25,770,180	$1,310,864	$3,315	$—	$27,084,359

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$175,811	$—	$175,811

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $9,845,825)	$16,787,099
Investments in affiliated issuers, at value (cost $8,985,390)	8,983,081
Repurchase agreements, at value (cost $1,310,864)	1,310,864
Total investments (cost $20,142,079)	27,081,044
Segregated cash with broker	4,264,339
Unrealized appreciation on swap agreements	3,315
Cash	105
Receivables:
Securities sold	1,481,926
Fund shares sold	904,969
Dividends	26,200
Swap settlement	219
Foreign taxes reclaim	12
Interest	8
Total assets	33,762,137

Liabilities:
Unrealized depreciation on swap agreements	175,811
Payable for:
Securities purchased	3,008,071
Management fees	20,949
Transfer agent and administrative fees	6,983
Investor service fees	6,983
Portfolio accounting fees	2,793
Fund shares redeemed	1,265
Miscellaneous	56,530
Total liabilities	3,279,385
Commitments and contingent liabilities (Note 14)	—
Net assets	$30,482,752

Net assets consist of:
Paid in capital	$30,821,508
Undistributed net investment income	—
Accumulated net realized loss on investments	(7,105,225)
Net unrealized appreciation on investments	6,766,469
Net assets	$30,482,752
Capital shares outstanding	196,873
Net asset value per share	$154.83

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $133)	$390,036
Dividends from securities of affiliated issuers	42,697
Interest	2,906
Income from securities lending, net	102
Total investment income	435,741

Expenses:
Management fees	240,779
Transfer agent and administrative fees	80,260
Investor service fees	80,260
Portfolio accounting fees	32,103
Professional fees	27,233
Custodian fees	3,694
Trustees’ fees*	2,175
Line of credit fees	52
Miscellaneous	18,899
Total expenses	485,455
Net investment loss	(49,714)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,744,259
Investments in affiliated issuers	5,868
Swap agreements	820,181
Futures contracts	(207,054)
Net realized gain	3,363,254
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,343,420)
Investments in affiliated issuers	(2,309)
Swap agreements	293,479
Futures contracts	(132,626)
Net change in unrealized appreciation (depreciation)	(3,184,876)
Net realized and unrealized gain	178,378
Net increase in net assets resulting from operations	$128,664

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(49,714)	$(11,217)
Net realized gain on investments	3,363,254	8,213,485
Net change in unrealized appreciation (depreciation) on investments	(3,184,876)	(3,048,726)
Net increase in net assets resulting from operations	128,664	5,153,542

Distributions to shareholders from:
Net investment income	—	(31,384)
Total distributions to shareholders	—	(31,384)

Capital share transactions:
Proceeds from sale of shares	209,018,110	268,024,807
Distributions reinvested	—	31,384
Cost of shares redeemed	(217,646,562)	(287,711,219)
Net decrease from capital share transactions	(8,628,452)	(19,655,028)
Net decrease in net assets	(8,499,788)	(14,532,870)

Net assets:
Beginning of year	38,982,540	53,515,410
End of year	$30,482,752	$38,982,540
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,332,528	1,914,435
Shares issued from reinvestment of distributions	—	204
Shares redeemed	(1,385,637)	(2,071,268)
Net decrease in shares	(53,109)	(156,629)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$155.94	$131.61	$88.42	$72.34	$73.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.04)	.14	.10	(.09)
Net gain (loss) on investments (realized and unrealized)	(.87)	24.50	43.17	15.98	(.76)
Total from investment operations	(1.11)	24.46	43.31	16.08	(.85)
Less distributions from:
Net investment income	—	(.13)	(.12)	—	(.04)
Total distributions	—	(.13)	(.12)	—	(.04)
Net asset value, end of period	$154.83	$155.94	$131.61	$88.42	$72.34

Total Return[b]	(0.72%)	18.59%	48.99%	22.25%	(1.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,483	$38,983	$53,515	$25,079	$22,208
Ratios to average net assets:
Net investment income (loss)	(0.15%)	(0.03%)	0.13%	0.12%	(0.13%)
Total expenses[c]	1.51%	1.59%	1.54%	1.58%	1.61%
Portfolio turnover rate	342%	694%	298%	119%	146%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund returned -4.43%, while the S&P 500 Index returned 1.38% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Consumer Discretionary and Information Technology. The Energy sector was the leading detractor from return of the underlying index for the period, followed by the Materials sector and Industrials sector.

Amazon.com, Inc., Microsoft Corp., and General Electric Co. contributed the most to performance of the underlying index for 2015. Kinder Morgan Inc., Exxon Mobil Corp., and QUALCOMM, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance *,†

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	30.9%

“Largest Holding” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	-4.43%	-14.62%	-9.85%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 30.9%
Guggenheim Strategy Fund I1	117,821	$2,930,211
Total Mutual Funds
(Cost $2,931,263)		2,930,211

	Face Amount

FEDERAL AGENCY NOTES†† - 10.5%
Federal Farm Credit Bank[2]
0.32% due 12/15/16	$1,000,000	999,176
Total Federal Agency Notes
(Cost $999,999)		999,176

FEDERAL AGENCY DISCOUNT NOTES†† - 9.5%
Federal Home Loan Bank[2]
0.16% due 01/07/16	900,000	899,988
Total Federal Agency Discount Notes
(Cost $899,975)		899,988

REPURCHASE AGREEMENTS††,3 - 32.3%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	1,535,198	1,535,198
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	1,535,198	1,535,198
Total Repurchase Agreements
(Cost $3,070,396)		3,070,396

Total Investments - 83.2%
(Cost $7,901,633)		$7,899,771
Other Assets & Liabilities, net - 16.8%		1,597,713
Total Net Assets - 100.0%		$9,497,484

	Units	Unrealized Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc January 2016 S&P 500 Index Swap, Terminating 01/29/16[4] (Notional Value $3,375,209)	1,651	$32,188
Goldman Sachs International January 2016 S&P 500 Index Swap, Terminating 01/27/16[4] (Notional Value $5,282,973)	2,585	28,480
Credit Suisse Capital, LLC January 2016 S&P 500 Index Swap, Terminating 01/27/16[4] (Notional Value $826,074)	404	(2,257)
(Total Notional Value $9,484,256)		$58,411

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
INVERSE S&P 500® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$60,668	$—	$60,668
Federal Agency Discount Notes	—	899,988	—	—	899,988
Federal Agency Notes	—	999,176	—	—	999,176
Mutual Funds	2,930,211	—	—	—	2,930,211
Repurchase Agreements	—	3,070,396	—	—	3,070,396
Total	$2,930,211	$4,969,560	$60,668	$—	$7,960,439

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$2,257	$—	$2,257

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $1,899,974)	$1,899,164
Investments in affiliated issuers, at value (cost $2,931,263)	2,930,211
Repurchase agreements, at value (cost $3,070,396)	3,070,396
Total investments (cost $7,901,633)	7,899,771
Segregated cash with broker	1,243,653
Unrealized appreciation on swap agreements	60,668
Receivables:
Fund shares sold	411,747
Dividends	2,775
Interest	172
Total assets	9,618,786

Liabilities:
Unrealized depreciation on swap agreements	2,257
Payable for:
Fund shares redeemed	90,619
Management fees	7,241
Securities purchased	2,823
Transfer agent and administrative fees	2,011
Investor service fees	2,011
Portfolio accounting fees	805
Miscellaneous	13,535
Total liabilities	121,302
Commitments and contingent liabilities (Note 14)	—
Net assets	$9,497,484

Net assets consist of:
Paid in capital	$21,719,822
Undistributed net investment income	—
Accumulated net realized loss on investments	(12,278,887)
Net unrealized appreciation on investments	56,549
Net assets	$9,497,484
Capital shares outstanding	595,397
Net asset value per share	$15.95

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$21,077
Interest	3,214
Total investment income	24,291

Expenses:
Management fees	78,431
Transfer agent and administrative fees	21,786
Investor service fees	21,786
Portfolio accounting fees	8,714
Custodian fees	1,008
Trustees’ fees*	511
Miscellaneous	12,203
Total expenses	144,439
Net investment loss	(120,148)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	1,387
Swap agreements	(917,313)
Futures contracts	101,345
Net realized loss	(814,581)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	689
Investments in affiliated issuers	(1,052)
Swap agreements	5,835
Futures contracts	8,157
Net change in unrealized appreciation (depreciation)	13,629
Net realized and unrealized loss	(800,952)
Net decrease in net assets resulting from operations	$(921,100)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(120,148)	$(116,383)
Net realized loss on investments	(814,581)	(1,644,805)
Net change in unrealized appreciation (depreciation) on investments	13,629	70,379
Net decrease in net assets resulting from operations	(921,100)	(1,690,809)

Capital share transactions:
Proceeds from sale of shares	155,352,693	276,589,994
Cost of shares redeemed	(149,389,820)	(277,240,148)
Net increase (decrease) from capital share transactions	5,962,873	(650,154)
Net increase (decrease) in net assets	5,041,773	(2,340,963)

Net assets:
Beginning of year	4,455,711	6,796,674
End of year	$9,497,484	$4,455,711
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	9,489,844	15,138,698
Shares redeemed	(9,161,448)	(15,219,987)
Net increase (decrease) in shares	328,396	(81,289)

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$16.69	$19.51	$26.55	$31.98	$35.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.27)	(.37)	(.45)	(.57)
Net gain (loss) on investments (realized and unrealized)	(.52)	(2.55)	(6.67)	(4.98)	(2.61)
Total from investment operations	(.74)	(2.82)	(7.04)	(5.43)	(3.18)
Net asset value, end of period	$15.95	$16.69	$19.51	$26.55	$31.98

Total Return[b]	(4.43%)	(14.45%)	(26.52%)	(16.98%)	(9.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,497	$4,456	$6,797	$10,178	$13,800
Ratios to average net assets:
Net investment income (loss)	(1.38%)	(1.46%)	(1.64%)	(1.60%)	(1.70%)
Total expenses[c]	1.66%	1.72%	1.69%	1.72%	1.75%
Portfolio turnover rate	137%	398%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).

For the one-year period ended December 31, 2015, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The Fund returned 8.24%, while the NASDAQ-100 Index returned 9.75% over the same time period.

The Information Technology and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. The Industrials sector and Telecommunications Services sector were the leading detractors from performance of the underlying index for the year.

Amazon.com, Inc., Alphabet, Inc. — Class C, and Microsoft Corp. contributed the most to performance of the underlying index for 2015. QUALCOMM, Inc., Micron Technology, Inc., and Yahoo! Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	25.4%
Apple, Inc.	7.2%
Microsoft Corp.	5.4%
Amazon.com, Inc.	3.9%
Alphabet, Inc. — Class C	3.2%
Facebook, Inc. — Class A	2.9%
Alphabet, Inc. — Class A	2.8%
Intel Corp.	2.0%
Gilead Sciences, Inc.	1.8%
Cisco Systems, Inc.	1.7%
Top Ten Total	56.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	8.24%	15.34%	10.29%
NASDAQ-100 Index	9.75%	17.09%	11.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2015
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 64.8%

Communications - 22.9%
Amazon.com, Inc.*	5,656	$3,822,834
Alphabet, Inc. — Class C*	4,169	3,163,770
Facebook, Inc. — Class A*	27,396	2,867,265
Alphabet, Inc. — Class A*	3,515	2,734,705
Cisco Systems, Inc.	61,250	1,663,244
Comcast Corp. — Class A	29,464	1,662,655
Priceline Group, Inc.*	601	766,245
Baidu, Inc. ADR*	3,343	631,961
Netflix, Inc.*	5,157	589,858
eBay, Inc.*	14,488	398,130
T-Mobile US, Inc.*	9,845	385,136
Twenty-First Century Fox, Inc. — Class A	14,127	383,690
Yahoo!, Inc.*	11,395	378,998
JD.com, Inc. ADR*	10,520	339,428
Liberty Global plc*	7,124	290,445
Twenty-First Century Fox, Inc. — Class B	9,635	262,361
Sirius XM Holdings, Inc.*	62,892	255,970
Charter Communications, Inc. — Class A*	1,354	247,917
Expedia, Inc.	1,414	175,760
Ctrip.com International Ltd. ADR*	3,767	174,525
Viacom, Inc. — Class B	4,189	172,419
Symantec Corp.	8,151	171,171
DISH Network Corp. — Class A*	2,713	155,129
Vodafone Group plc ADR	4,788	154,461
TripAdvisor, Inc.*	1,585	135,121
Liberty Global plc — Class A*	3,050	129,198
Liberty Media Corp. — Class C*	2,682	102,131
Discovery Communications, Inc. — Class C*	3,312	83,528
Liberty Ventures*	1,626	73,349
Liberty Media Corp. — Class A*	1,232	48,356
Discovery Communications, Inc. — Class A*	1,804	48,131
Total Communications		22,467,891

Technology - 22.8%
Apple, Inc.	67,275	7,081,366
Microsoft Corp.	96,386	5,347,495
Intel Corp.	56,942	1,961,651
QUALCOMM, Inc.	18,137	906,578
Texas Instruments, Inc.	12,240	670,874
Adobe Systems, Inc.*	6,019	565,425
Avago Technologies Ltd.	3,330	483,350
Cognizant Technology Solutions Corp. — Class A*	7,337	440,367
Activision Blizzard, Inc.	8,823	341,538
Intuit, Inc.	3,186	307,449
Applied Materials, Inc.	14,487	270,472
Electronic Arts, Inc.*	3,750	257,700
NXP Semiconductor N.V.*	3,038	255,952
Fiserv, Inc.*	2,758	252,246
Cerner Corp.*	4,128	248,382
Paychex, Inc.	4,350	230,072
NVIDIA Corp.	6,492	213,976
Analog Devices, Inc.	3,765	208,280
Micron Technology, Inc.*	13,101	185,510
SanDisk Corp.	2,422	184,048
Check Point Software Technologies Ltd.*	2,182	177,571
Skyworks Solutions, Inc.	2,307	177,247
Western Digital Corp.	2,796	167,900
Autodesk, Inc.*	2,729	166,278
Lam Research Corp.	1,911	151,772
CA, Inc.	5,294	151,197
Xilinx, Inc.	3,101	145,654
Citrix Systems, Inc.*	1,856	140,406
Seagate Technology plc	3,608	132,269
KLA-Tencor Corp.	1,882	130,517
Maxim Integrated Products, Inc.	3,429	130,302
Linear Technology Corp.	2,886	122,568
Akamai Technologies, Inc.*	2,147	112,997
NetApp, Inc.	3,558	94,394
Total Technology		22,413,803

Consumer, Non-cyclical - 12.9%
Gilead Sciences, Inc.	17,390	1,759,693
Amgen, Inc.	9,102	1,477,527
Celgene Corp.*	9,480	1,135,325
Kraft Heinz Co.	14,642	1,065,352
Mondelez International, Inc. — Class A	19,176	859,852
Biogen, Inc.*	2,690	824,082
Express Scripts Holding Co.*	8,160	713,266
Regeneron Pharmaceuticals, Inc.*	1,233	669,359
PayPal Holdings, Inc.*	14,741	533,624
Alexion Pharmaceuticals, Inc.*	2,719	518,649
Automatic Data Processing, Inc.	5,565	471,467
Vertex Pharmaceuticals, Inc.*	2,965	373,086
Monster Beverage Corp.*	2,446	364,356
Illumina, Inc.*	1,767	339,167
Mylan N.V.*	5,934	320,851
Intuitive Surgical, Inc.*	451	246,318
Incyte Corp.*	2,244	243,362
BioMarin Pharmaceutical, Inc.*	1,946	203,863
Endo International plc*	2,731	167,192
Henry Schein, Inc.*	1,001	158,348
Verisk Analytics, Inc. — Class A*	2,044	157,143
Whole Foods Market, Inc.	4,118	137,953
Total Consumer, Non-cyclical		12,739,835

Consumer, Cyclical - 5.9%
Starbucks Corp.	17,916	1,075,497
Walgreens Boots Alliance, Inc.	12,624	1,074,997
Costco Wholesale Corp.	5,278	852,397
Tesla Motors, Inc.*	1,580	379,216
American Airlines Group, Inc.	7,606	322,114
O’Reilly Automotive, Inc.*	1,190	301,570
Ross Stores, Inc.	4,924	264,960
Dollar Tree, Inc.*	2,833	218,764

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
NASDAQ-100® FUND

	Shares	Value

Marriott International, Inc. — Class A	3,103	$208,025
PACCAR, Inc.	4,265	202,161
Norwegian Cruise Line Holdings Ltd.*	2,768	162,205
Liberty Interactive Corporation QVC Group — Class A*	5,642	154,139
Ulta Salon Cosmetics & Fragrance, Inc.*	772	142,820
Fastenal Co.	3,496	142,707
Tractor Supply Co.	1,621	138,596
Mattel, Inc.	4,095	111,261
Bed Bath & Beyond, Inc.*	2,014	97,176
Total Consumer, Cyclical		5,848,605

Industrial - 0.3%
SBA Communications Corp. — Class A*	1,522	159,917
Stericycle, Inc.*	1,025	123,615
Total Industrial		283,532

Total Common Stocks
(Cost $36,693,869)		63,753,666

MUTUAL FUNDS† - 25.4%
Guggenheim Strategy Fund I1	1,005,982	25,018,775
Total Mutual Funds
(Cost $25,010,274)		25,018,775

	Face Amount

FEDERAL AGENCY NOTES†† - 2.0%
Federal Farm Credit Bank[2]
0.23% due 08/01/17	$2,000,000	1,995,208
Total Federal Agency Notes
(Cost $2,000,000)		1,995,208

REPURCHASE AGREEMENTS††,3 - 3.6%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	1,797,371	1,797,371
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	1,797,371	1,797,371
Total Repurchase Agreements
(Cost $3,594,742)		3,594,742

Total Investments - 95.8%
(Cost $67,298,885)		$94,362,391
Other Assets & Liabilities, net - 4.2%		4,180,983
Total Net Assets - 100.0%		$98,543,374

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $9,631,125)	105	$(49,787)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2016 NASDAQ-100 Index Swap, Terminating 01/27/16[4] (Notional Value $2,401,241)	523	$1,659
Goldman Sachs International January 2016 NASDAQ-100 Index Swap, Terminating 01/27/16[4] (Notional Value $3,145,622)	685	(19,250)
Barclays Bank plc January 2016 NASDAQ-100 Index Swap, Terminating 01/29/16[4] (Notional Value $19,647,299)	4,277	(227,029)
(Total Notional Value $25,194,162)		$(244,620)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
NASDAQ-100® FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$63,753,666	$—	$—	$—	$—	$63,753,666
Equity Index Swap Agreements	—	—	—	1,659	—	1,659
Federal Agency Discount Notes	—	—	1,995,208	—	—	1,995,208
Mutual Funds	25,018,775	—	—	—	—	25,018,775
Repurchase Agreements	—	—	3,594,742	—	—	3,594,742
Total	$88,772,441	$—	$5,589,950	$1,659	$—	$94,364,050

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$246,279	$—	$246,279
Futures Contracts	—	49,787	—	—	—	49,787
Total	$—	$49,787	$—	$246,279	$—	$296,066

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $38,693,869)	$65,748,874
Investments in affiliated issuers, at value (cost $25,010,274)	25,018,775
Repurchase agreements, at value (cost $3,594,742)	3,594,742
Total investments (cost $67,298,885)	94,362,391
Segregated cash with broker	2,758,701
Unrealized appreciation on swap agreements	1,659
Receivables:
Fund shares sold	2,247,300
Dividends	38,897
Interest	425
Foreign taxes reclaim	277
Total assets	99,409,650

Liabilities:
Unrealized depreciation on swap agreements	246,279
Overdraft due to custodian bank	277
Payable for:
Fund shares redeemed	240,964
Variation margin	125,475
Management fees	63,847
Transfer agent and administrative fees	21,283
Investor service fees	21,283
Securities purchased	10,419
Portfolio accounting fees	8,513
Miscellaneous	127,936
Total liabilities	866,276
Commitments and contingent liabilities (Note 14)	—
Net assets	$98,543,374

Net assets consist of:
Paid in capital	$65,855,228
Undistributed net investment income	—
Accumulated net realized gain on investments	5,919,047
Net unrealized appreciation on investments	26,769,099
Net assets	$98,543,374
Capital shares outstanding	2,884,355
Net asset value per share	$34.16

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,399)	$776,471
Dividends from securities of affiliated issuers	72,034
Interest	5,613
Income from securities lending, net	486
Total investment income	854,604

Expenses:
Management fees	595,217
Transfer agent and administrative fees	198,406
Investor service fees	198,406
Portfolio accounting fees	79,362
Professional fees	64,220
Custodian fees	9,148
Trustees’ fees*	4,513
Line of credit fees	227
Miscellaneous	76,503
Total expenses	1,226,002
Net investment loss	(371,398)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	6,515,961
Investments in affiliated issuers	(19,345)
Swap agreements	2,451,150
Futures contracts	(664,765)
Net realized gain	8,283,001
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,115,236)
Investments in affiliated issuers	8,501
Swap agreements	(108,617)
Futures contracts	(56,151)
Net change in unrealized appreciation (depreciation)	(4,271,503)
Net realized and unrealized gain	4,011,498
Net increase in net assets resulting from operations	$3,640,100

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(371,398)	$(235,321)
Net realized gain on investments	8,283,001	5,242,057
Net change in unrealized appreciation (depreciation) on investments	(4,271,503)	6,386,202
Net increase in net assets resulting from operations	3,640,100	11,392,938

Distributions to shareholders from:
Net realized gains	(5,394,389)	(3,731,557)
Total distributions to shareholders	(5,394,389)	(3,731,557)

Capital share transactions:
Proceeds from sale of shares	307,218,854	325,707,706
Distributions reinvested	5,394,389	3,731,557
Cost of shares redeemed	(294,397,135)	(327,829,056)
Net increase from capital share transactions	18,216,108	1,610,207
Net increase in net assets	16,461,819	9,271,588

Net assets:
Beginning of year	82,081,555	72,809,967
End of year	$98,543,374	$82,081,555
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	9,032,266	10,105,525
Shares issued from reinvestment of distributions	160,309	111,224
Shares redeemed	(8,743,924)	(10,178,156)
Net increase in shares	448,651	38,593

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$33.70	$30.37	$22.57	$19.32	$18.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.11)	(.09)	(.08)	(.19)
Net gain (loss) on investments (realized and unrealized)	2.90	5.40	7.89	3.33	.60
Total from investment operations	2.74	5.29	7.80	3.25	.41
Less distributions from:
Net realized gains	(2.28)	(1.96)	—	—	—
Total distributions	(2.28)	(1.96)	—	—	—
Net asset value, end of period	$34.16	$33.70	$30.37	$22.57	$19.32

Total Return[b]	8.24%	17.45%	34.62%	16.77%	2.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,543	$82,082	$72,810	$39,047	$44,120
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.33%)	(0.36%)	(0.34%)	(0.98%)
Total expenses[c]	1.54%	1.60%	1.57%	1.61%	1.64%
Portfolio turnover rate	241%	225%	186%	77%	68%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, with the NASDAQ-100 Index returning 9.75%, the Inverse NASDAQ-100® Strategy Fund returned -12.87%. For the one-year period ended December 31, 2015, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Information Technology and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. The Industrials sector and Telecommunications Services sector were the leading detractors from performance of the underlying index for the year.

Amazon.com, Inc., Alphabet, Inc. — Class C, and Microsoft Corp. contributed the most to performance of the underlying index for 2015. QUALCOMM, Inc., Micron Technology, Inc., and Yahoo! Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	26.9%

“Largest Holding” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	-12.87%	-18.12%	-13.87%
NASDAQ-100 Index	9.75%	17.09%	11.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	December 31, 2015
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 26.9%
Guggenheim Strategy Fund I1	16,532	$411,151
Total Mutual Funds
(Cost $410,904)		411,151

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 19.6%
Farmer Mac[2]
0.45% due 03/15/16	$300,000	299,822
Total Federal Agency Discount Notes
(Cost $299,723)		299,822

REPURCHASE AGREEMENTS††,3 - 33.5%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	255,734	255,734
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	255,734	255,734
Total Repurchase Agreements
(Cost $511,468)		511,468

Total Investments - 80.0%
(Cost $1,222,095)		$1,222,441
Other Assets & Liabilities, net - 20.0%		304,812
Total Net Assets - 100.0%		$1,527,253

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $91,725)	1	$1,506

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International January 2016 NASDAQ-100 Index Swap, Terminating 01/27/16[4] (Notional Value $900,622)	196	$5,488
Barclays Bank plc January 2016 NASDAQ-100 Index Swap, Terminating 01/29/16[4] (Notional Value $433,546)	94	4,919
Credit Suisse Capital, LLC January 2016 NASDAQ-100 Index Swap, Terminating 01/27/16[4] (Notional Value $81,206)	18	(70)
(Total Notional Value $1,415,374)		$10,337

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector Classification in Other Information section.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$10,407	$—	$10,407
Federal Agency Discount Notes	—	—	299,822	—	—	299,822
Futures Contracts	—	1,506	—	—	—	1,506
Mutual Funds	411,151	—	—	—	—	411,151
Repurchase Agreements	—	—	511,468	—	—	511,468
Total	$411,151	$1,506	$811,290	$10,407	$—	$1,234,354

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$70	$—	$70

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $299,723)	$299,822
Investments in affiliated issuers, at value (cost $410,904)	411,151
Repurchase agreements, at value (cost $511,468)	511,468
Total investments (cost $1,222,095)	1,222,441
Segregated cash with broker	262,488
Unrealized appreciation on swap agreements	10,407
Receivables:
Fund shares sold	45,561
Variation margin	1,195
Dividends	495
Swap settlement	341
Interest	3
Total assets	1,542,931

Liabilities:
Unrealized depreciation on swap agreements	70
Overdraft due to custodian bank	5
Payable for:
Fund shares redeemed	6,913
Management fees	1,621
Securities purchased	502
Transfer agent and administrative fees	450
Investor service fees	450
Portfolio accounting fees	180
Miscellaneous	5,487
Total liabilities	15,678
Commitments and contingent liabilities (Note 14)	—
Net assets	$1,527,253

Net assets consist of:
Paid in capital	$6,621,229
Undistributed net investment income	—
Accumulated net realized loss on investments	(5,106,165)
Net unrealized appreciation on investments	12,189
Net assets	$1,527,253
Capital shares outstanding	70,271
Net asset value per share	$21.73

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$5,168
Interest	983
Total investment income	6,151

Expenses:
Management fees	24,691
Transfer agent and administrative fees	6,859
Investor service fees	6,859
Portfolio accounting fees	2,744
Custodian fees	317
Trustees’ fees*	193
Line of credit fees	11
Miscellaneous	4,926
Total expenses	46,600
Net investment loss	(40,449)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	1,234
Swap agreements	(567,014)
Futures contracts	(112,216)
Net realized loss	(677,996)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	749
Investments in affiliated issuers	247
Swap agreements	(9,696)
Futures contracts	(6,186)
Net change in unrealized appreciation (depreciation)	(14,886)
Net realized and unrealized loss	(692,882)
Net decrease in net assets resulting from operations	$(733,331)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(40,449)	$(47,153)
Net realized loss on investments	(677,996)	(863,579)
Net change in unrealized appreciation (depreciation) on investments	(14,886)	39,942
Net decrease in net assets resulting from operations	(733,331)	(870,790)

Capital share transactions:
Proceeds from sale of shares	67,891,373	71,457,603
Cost of shares redeemed	(67,265,072)	(71,418,851)
Net increase from capital share transactions	626,301	38,752
Net decrease in net assets	(107,030)	(832,038)

Net assets:
Beginning of year	1,634,283	2,466,321
End of year	$1,527,253	$1,634,283
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,909,170	2,521,937 *
Shares redeemed	(2,904,438)	(2,536,854)*
Net increase (decrease) in shares	4,732	(14,917)*

*

Reverse share split — Capital share activity for the period presented through January 24, 2014, has been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$24.94	$30.65	$43.21	$53.11	$59.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.42)	(.65)	(.75)	(.95)
Net gain (loss) on investments (realized and unrealized)	(2.87)	(5.29)	(11.91)	(9.15)	(4.99)
Total from investment operations	(3.21)	(5.71)	(12.56)	(9.90)	(5.94)
Net asset value, end of period	$21.73	$24.94	$30.65	$43.21	$53.11

Total Return[b]	(12.87%)	(18.63%)	(29.05%)	(18.64%)	(10.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,527	$1,634	$2,466	$6,806	$7,423
Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.47%)	(1.68%)	(1.64%)	(1.74%)
Total expenses[c]	1.70%	1.77%	1.73%	1.76%	1.79%
Portfolio turnover rate	406%	302%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Reverse share split — Per share amounts for the periods presented through January 24, 2014, have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500® 2x Strategy Fund returned -1.66%, while the S&P 500 Index returned 1.38% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Consumer Discretionary and Information Technology. The Energy sector was the leading detractor from return of the underlying index for the period, followed by the Materials sector and Industrials sector.

Amazon.com, Inc., Microsoft Corp., and General Electric Co. contributed the most to performance of the underlying index for 2015. Kinder Morgan Inc., Exxon Mobil Corp., and QUALCOMM, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	7.2%
Apple, Inc.	2.0%
Microsoft Corp.	1.5%
Exxon Mobil Corp.	1.1%
General Electric Co.	1.0%
Johnson & Johnson	1.0%
Amazon.com, Inc.	0.9%
Wells Fargo & Co.	0.9%
Berkshire Hathaway, Inc. — Class B	0.9%
JPMorgan Chase & Co.	0.9%
Top Ten Total	17.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	-1.66%	20.78%	6.52%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 62.2%

Consumer, Non-cyclical - 15.2%
Johnson & Johnson	2,036	$209,137
Procter & Gamble Co.	2,002	158,979
Pfizer, Inc.	4,542	146,615
Coca-Cola Co.	2,880	123,724
Merck & Company, Inc.	2,055	108,545
Gilead Sciences, Inc.	1,060	107,261
PepsiCo, Inc.	1,072	107,114
Philip Morris International, Inc.	1,140	100,217
Allergan plc*	290	90,625
Amgen, Inc.	555	90,093
Bristol-Myers Squibb Co.	1,227	84,405
Altria Group, Inc.	1,443	83,997
UnitedHealth Group, Inc.	701	82,465
Medtronic plc	1,035	79,612
AbbVie, Inc.	1,203	71,266
Celgene Corp.*	578	69,221
Eli Lilly & Co.	718	60,499
Mondelez International, Inc. — Class A	1,169	52,418
Biogen, Inc.*	164	50,241
Abbott Laboratories	1,098	49,311
Colgate-Palmolive Co.	660	43,969
Express Scripts Holding Co.*	498	43,530
Thermo Fisher Scientific, Inc.	294	41,704
Danaher Corp.	439	40,774
Kimberly-Clark Corp.	267	33,989
McKesson Corp.	169	33,332
Kraft Heinz Co.	437	31,796
Alexion Pharmaceuticals, Inc.*	166	31,665
Regeneron Pharmaceuticals, Inc.*	57	30,944
Kroger Co.	716	29,950
PayPal Holdings, Inc.*	818	29,612
Automatic Data Processing, Inc.	339	28,720
Reynolds American, Inc.	610	28,152
Cigna Corp.	190	27,803
Aetna, Inc.	257	27,787
Anthem, Inc.	192	26,772
General Mills, Inc.	440	25,370
Becton Dickinson and Co.	155	23,884
Vertex Pharmaceuticals, Inc.*	181	22,775
Cardinal Health, Inc.	242	21,603
Stryker Corp.	232	21,562
Illumina, Inc.*	108	20,730
McGraw Hill Financial, Inc.	199	19,618
Humana, Inc.	109	19,458
Boston Scientific Corp.*	990	18,256
Constellation Brands, Inc. — Class A	127	18,090
Mylan N.V.*	304	16,437
Monster Beverage Corp.*	110	16,386
Zoetis, Inc.	337	16,149
Archer-Daniels-Midland Co.	439	16,103
Sysco Corp.	386	15,826
Perrigo Company plc	108	15,628
HCA Holdings, Inc.*	231	15,622
Baxalta, Inc.	399	15,573
Baxter International, Inc.	402	15,336
AmerisourceBergen Corp. — Class A	144	14,934
Intuitive Surgical, Inc.*	27	14,746
Estee Lauder Companies, Inc. — Class A	164	14,442
Kellogg Co.	188	13,587
ConAgra Foods, Inc.	319	13,449
Dr Pepper Snapple Group, Inc.	139	12,955
Zimmer Biomet Holdings, Inc.	126	12,926
St. Jude Medical, Inc.	208	12,848
Moody’s Corp.	127	12,743
Edwards Lifesciences Corp.*	159	12,558
Clorox Co.	95	12,049
Tyson Foods, Inc. — Class A	218	11,626
Mead Johnson Nutrition Co. — Class A	145	11,448
Molson Coors Brewing Co. — Class B	116	10,895
JM Smucker Co.	88	10,854
CR Bard, Inc.	54	10,230
Equifax, Inc.	87	9,689
Henry Schein, Inc.*	61	9,650
Hershey Co.	106	9,463
Endo International plc*	153	9,367
Laboratory Corporation of America Holdings*	74	9,149
Verisk Analytics, Inc. — Class A*	115	8,841
DaVita HealthCare Partners, Inc.*	123	8,574
Whole Foods Market, Inc.	251	8,409
Church & Dwight Company, Inc.	96	8,148
Universal Health Services, Inc. — Class B	67	8,006
Hormel Foods Corp.	99	7,829
Keurig Green Mountain, Inc.	85	7,648
Coca-Cola Enterprises, Inc.	154	7,583
Quest Diagnostics, Inc.	105	7,470
Brown-Forman Corp. — Class B	75	7,446
McCormick & Company, Inc.	86	7,358
Campbell Soup Co.	132	6,937
Western Union Co.	372	6,663
Mallinckrodt plc*	85	6,344
DENTSPLY International, Inc.	103	6,267
Total System Services, Inc.	125	6,225
Cintas Corp.	64	5,827
H&R Block, Inc.	174	5,796
Varian Medical Systems, Inc.*	71	5,737
United Rentals, Inc.*	68	4,933
Robert Half International, Inc.	98	4,620
Avery Dennison Corp.	67	4,198
ADT Corp.	121	3,991
Patterson Companies, Inc.	61	2,758
Quanta Services, Inc.*	118	2,390
Tenet Healthcare Corp.*	73	2,212
Total Consumer, Non-cyclical		3,222,468

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
S&P 500® 2x STRATEGY FUND

	Shares	Value

Financial - 11.0%
Wells Fargo & Co.	3,420	$185,911
Berkshire Hathaway, Inc. — Class B*	1,378	181,951
JPMorgan Chase & Co.	2,708	178,808
Bank of America Corp.	7,660	128,918
Citigroup, Inc.	2,192	113,436
Visa, Inc. — Class A	1,432	111,052
MasterCard, Inc. — Class A	729	70,975
American International Group, Inc.	910	56,394
Goldman Sachs Group, Inc.	292	52,627
U.S. Bancorp	1,210	51,631
Simon Property Group, Inc.	228	44,333
American Express Co.	616	42,843
MetLife, Inc.	818	39,436
PNC Financial Services Group, Inc.	374	35,646
Morgan Stanley	1,111	35,341
Bank of New York Mellon Corp.	804	33,141
BlackRock, Inc. — Class A	93	31,668
American Tower Corp. — Class A	312	30,249
Charles Schwab Corp.	881	29,012
Capital One Financial Corp.	391	28,222
ACE Ltd.	239	27,927
Prudential Financial, Inc.	330	26,866
Public Storage	108	26,752
Travelers Companies, Inc.	224	25,281
CME Group, Inc. — Class A	249	22,559
Intercontinental Exchange, Inc.	87	22,295
Chubb Corp.	167	22,151
Equity Residential	268	21,867
BB&T Corp.	574	21,703
Marsh & McLennan Companies, Inc.	384	21,293
Crown Castle International Corp.	246	21,267
State Street Corp.	297	19,709
Aflac, Inc.	314	18,809
Synchrony Financial*	613	18,641
Aon plc	202	18,626
AvalonBay Communities, Inc.	101	18,597
Allstate Corp.	285	17,696
Welltower, Inc.	260	17,688
Discover Financial Services	315	16,890
Prologis, Inc.	386	16,567
SunTrust Banks, Inc.	375	16,065
Boston Properties, Inc.	113	14,412
M&T Bank Corp.	118	14,299
Equinix, Inc.	46	13,910
Ventas, Inc.	245	13,825
Progressive Corp.	430	13,674
Ameriprise Financial, Inc.	128	13,622
T. Rowe Price Group, Inc.	185	13,226
Hartford Financial Services Group, Inc.	301	13,081
HCP, Inc.	342	13,078
Vornado Realty Trust	130	12,995
Alliance Data Systems Corp.*	45	12,446
Fifth Third Bancorp	584	11,738
Essex Property Trust, Inc.	49	11,731
General Growth Properties, Inc.	428	11,646
Northern Trust Corp.	160	11,534
Weyerhaeuser Co.	376	11,272
Invesco Ltd.	312	10,446
Franklin Resources, Inc.	279	10,273
Realty Income Corp.	184	9,500
Regions Financial Corp.	961	9,226
Lincoln National Corp.	182	9,147
Principal Financial Group, Inc.	200	8,996
XL Group plc — Class A	219	8,580
Host Hotels & Resorts, Inc.	553	8,483
SL Green Realty Corp.	73	8,248
KeyCorp	615	8,112
Kimco Realty Corp.	304	8,044
Macerich Co.	99	7,988
Loews Corp.	206	7,910
CBRE Group, Inc. — Class A*	214	7,400
Huntington Bancshares, Inc.	586	6,481
E*TRADE Financial Corp.*	216	6,402
Affiliated Managers Group, Inc.*	40	6,390
Cincinnati Financial Corp.	108	6,390
Plum Creek Timber Company, Inc.	128	6,108
Unum Group	179	5,959
Comerica, Inc.	130	5,438
Nasdaq, Inc.	85	4,944
Torchmark Corp.	84	4,801
Apartment Investment & Management Co. — Class A	115	4,603
Zions Bancorporation	150	4,095
Assurant, Inc.	48	3,866
Iron Mountain, Inc.	141	3,808
People’s United Financial, Inc.	228	3,682
Legg Mason, Inc.	79	3,099
Navient Corp.	267	3,057
Total Financial		2,328,808

Technology - 8.2%
Apple, Inc.	4,102	431,776
Microsoft Corp.	5,877	326,055
Intel Corp.	3,472	119,611
International Business Machines Corp.	657	90,416
Oracle Corp.	2,356	86,065
QUALCOMM, Inc.	1,106	55,283
Accenture plc — Class A	460	48,070
Texas Instruments, Inc.	746	40,888
EMC Corp.	1,427	36,645
Salesforce.com, Inc.*	459	35,986
Adobe Systems, Inc.*	367	34,476
Avago Technologies Ltd.	193	28,014
Cognizant Technology Solutions Corp. — Class A*	447	26,829
Broadcom Corp. — Class A	413	23,880

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
S&P 500® 2x STRATEGY FUND

	Shares	Value

Hewlett Packard Enterprise Co.	1,323	$20,110
Intuit, Inc.	194	18,721
Applied Materials, Inc.	845	15,777
Electronic Arts, Inc.*	229	15,737
HP, Inc.	1,329	15,735
Fiserv, Inc.*	168	15,366
Activision Blizzard, Inc.	371	14,361
Cerner Corp.*	224	13,478
Analog Devices, Inc.	230	12,724
Paychex, Inc.	236	12,482
NVIDIA Corp.	376	12,393
Fidelity National Information Services, Inc.	204	12,362
Micron Technology, Inc.*	799	11,314
SanDisk Corp.	148	11,247
Red Hat, Inc.*	134	11,097
Skyworks Solutions, Inc.	141	10,833
Western Digital Corp.	170	10,209
Autodesk, Inc.*	166	10,114
Lam Research Corp.	117	9,292
Xilinx, Inc.	189	8,877
Citrix Systems, Inc.*	113	8,548
Seagate Technology plc	220	8,065
KLA-Tencor Corp.	115	7,975
Linear Technology Corp.	176	7,475
Xerox Corp.	700	7,441
Microchip Technology, Inc.	149	6,934
Akamai Technologies, Inc.*	131	6,895
CA, Inc.	229	6,540
NetApp, Inc.	215	5,704
Qorvo, Inc.*	104	5,294
CSRA, Inc.	101	3,030
Pitney Bowes, Inc.	145	2,994
Dun & Bradstreet Corp.	27	2,806
Teradata Corp.*	98	2,589
Total Technology		1,728,513

Communications - 8.1%
Amazon.com, Inc.*	283	191,277
Facebook, Inc. — Class A*	1,671	174,887
Alphabet, Inc. — Class A*	214	166,495
Alphabet, Inc. — Class C*	219	166,195
AT&T, Inc.	4,526	155,739
Verizon Communications, Inc.	2,994	138,383
Walt Disney Co.	1,119	117,584
Cisco Systems, Inc.	3,735	101,424
Comcast Corp. — Class A	1,797	101,404
Priceline Group, Inc.*	37	47,173
Time Warner Cable, Inc.	208	38,603
Time Warner, Inc.	588	38,026
Netflix, Inc.*	314	35,915
Twenty-First Century Fox, Inc. — Class A	861	23,385
eBay, Inc.*	813	22,341
Yahoo!, Inc.*	639	21,253
CBS Corp. — Class B	319	15,034
Omnicom Group, Inc.	178	13,467
Nielsen Holdings plc	268	12,489
Level 3 Communications, Inc.*	212	11,524
Expedia, Inc.	87	10,814
Viacom, Inc. — Class B	255	10,496
Symantec Corp.	497	10,437
CenturyLink, Inc.	404	10,165
Twenty-First Century Fox, Inc. — Class B	317	8,632
Motorola Solutions, Inc.	118	8,077
Juniper Networks, Inc.	261	7,204
TripAdvisor, Inc.*	83	7,076
Interpublic Group of Companies, Inc.	299	6,961
VeriSign, Inc.*	72	6,290
Cablevision Systems Corp. — Class A	164	5,232
F5 Networks, Inc.*	52	5,042
Discovery Communications, Inc. — Class C*	190	4,791
TEGNA, Inc.	163	4,160
Frontier Communications Corp.	860	4,016
Scripps Networks Interactive, Inc. — Class A	70	3,865
News Corp. — Class A	281	3,754
Discovery Communications, Inc. — Class A*	110	2,935
News Corp. — Class B	79	1,103
Total Communications		1,713,648

Consumer, Cyclical - 6.5%
Home Depot, Inc.	933	123,389
McDonald’s Corp.	676	79,862
CVS Health Corp.	815	79,683
Wal-Mart Stores, Inc.	1,154	70,741
Starbucks Corp.	1,092	65,552
NIKE, Inc. — Class B	993	62,063
Walgreens Boots Alliance, Inc.	641	54,584
Costco Wholesale Corp.	322	52,003
Lowe’s Companies, Inc.	673	51,175
Ford Motor Co.	2,868	40,411
General Motors Co.	1,042	35,438
TJX Companies, Inc.	493	34,959
Target Corp.	453	32,892
Delta Air Lines, Inc.	579	29,350
Yum! Brands, Inc.	317	23,157
Southwest Airlines Co.	479	20,626
American Airlines Group, Inc.	464	19,650
Johnson Controls, Inc.	477	18,837
O’Reilly Automotive, Inc.*	73	18,499
Carnival Corp.	339	18,469
L Brands, Inc.	187	17,919
Delphi Automotive plc	206	17,660
AutoZone, Inc.*	22	16,322
Ross Stores, Inc.	298	16,035
United Continental Holdings, Inc.*	274	15,700
VF Corp.	251	15,624
Dollar General Corp.	214	15,380
Dollar Tree, Inc.*	173	13,359
Royal Caribbean Cruises Ltd.	126	12,752

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
S&P 500® 2x STRATEGY FUND

	Shares	Value

PACCAR, Inc.	260	$12,324
Chipotle Mexican Grill, Inc. — Class A*	23	11,037
Under Armour, Inc. — Class A*	133	10,721
Genuine Parts Co.	111	9,534
Marriott International, Inc. — Class A	142	9,520
Mohawk Industries, Inc.*	47	8,901
WW Grainger, Inc.	43	8,711
Fastenal Co.	213	8,695
Newell Rubbermaid, Inc.	197	8,684
Starwood Hotels & Resorts Worldwide, Inc.	124	8,591
Whirlpool Corp.	58	8,518
Hanesbrands, Inc.	288	8,476
Tractor Supply Co.	99	8,465
Advance Auto Parts, Inc.	54	8,128
Macy’s, Inc.	231	8,081
CarMax, Inc.*	149	8,041
DR Horton, Inc.	241	7,719
Signet Jewelers Ltd.	59	7,297
BorgWarner, Inc.	165	7,133
Mattel, Inc.	250	6,792
Coach, Inc.	204	6,677
Best Buy Company, Inc.	219	6,669
Kohl’s Corp.	140	6,668
Goodyear Tire & Rubber Co.	198	6,469
Lennar Corp. — Class A	132	6,456
Harley-Davidson, Inc.	141	6,400
Tiffany & Co.	82	6,256
Wyndham Worldwide Corp.	85	6,175
Bed Bath & Beyond, Inc.*	123	5,935
Hasbro, Inc.	83	5,591
Darden Restaurants, Inc.	85	5,409
Michael Kors Holdings Ltd.*	135	5,408
Nordstrom, Inc.	100	4,981
Harman International Industries, Inc.	52	4,899
Ralph Lauren Corp. — Class A	43	4,794
PVH Corp.	61	4,493
Staples, Inc.	474	4,489
Leggett & Platt, Inc.	100	4,202
The Gap, Inc.	169	4,174
PulteGroup, Inc.	234	4,170
Wynn Resorts Ltd.	60	4,151
AutoNation, Inc.*	56	3,341
GameStop Corp. — Class A	78	2,187
Urban Outfitters, Inc.*	64	1,456
Fossil Group, Inc.*	30	1,097
Total Consumer, Cyclical		1,370,006

Industrial - 5.8%
General Electric Co.	6,943	216,275
3M Co.	453	68,240
Boeing Co.	463	66,945
Honeywell International, Inc.	567	58,724
United Technologies Corp.	607	58,314
United Parcel Service, Inc. — Class B	512	49,270
Union Pacific Corp.	628	49,109
Lockheed Martin Corp.	194	42,127
General Dynamics Corp.	219	30,082
Caterpillar, Inc.	428	29,087
FedEx Corp.	193	28,755
Raytheon Co.	222	27,646
Northrop Grumman Corp.	134	25,301
Precision Castparts Corp.	101	23,433
Emerson Electric Co.	482	23,054
Illinois Tool Works, Inc.	241	22,336
Norfolk Southern Corp.	220	18,610
CSX Corp.	717	18,606
TE Connectivity Ltd.	284	18,349
Eaton Corporation plc	341	17,746
Deere & Co.	229	17,466
Waste Management, Inc.	306	16,331
Corning, Inc.	870	15,904
Roper Technologies, Inc.	74	14,044
Amphenol Corp. — Class A	227	11,856
Stanley Black & Decker, Inc.	110	11,741
Cummins, Inc.	121	10,649
Ingersoll-Rand plc	192	10,616
Agilent Technologies, Inc.	244	10,202
Rockwell Automation, Inc.	97	9,953
Tyco International plc	311	9,918
Parker-Hannifin Corp.	100	9,698
AMETEK, Inc.	175	9,378
Vulcan Materials Co.	98	9,307
Rockwell Collins, Inc.	97	8,953
WestRock Co.	189	8,622
Textron, Inc.	201	8,444
Waters Corp.*	60	8,075
Harris Corp.	92	7,995
Republic Services, Inc. — Class A	176	7,742
Stericycle, Inc.*	63	7,598
Snap-on, Inc.	43	7,371
Ball Corp.	100	7,273
Masco Corp.	248	7,018
Dover Corp.	114	6,989
L-3 Communications Holdings, Inc.	58	6,932
Martin Marietta Materials, Inc.	49	6,692
Pentair plc	133	6,587
CH Robinson Worldwide, Inc.	106	6,574
Sealed Air Corp.	145	6,467
Expeditors International of Washington, Inc.	137	6,179
Kansas City Southern	80	5,974
J.B. Hunt Transport Services, Inc.	67	4,915
Fluor Corp.	104	4,910
Xylem, Inc.	132	4,818
Allegion plc	71	4,680
PerkinElmer, Inc.	82	4,393
Flowserve Corp.	96	4,040
Jacobs Engineering Group, Inc.*	90	3,776

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
S&P 500® 2x STRATEGY FUND

	Shares	Value

Garmin Ltd.	87	$3,234
FLIR Systems, Inc.	102	2,863
Ryder System, Inc.	39	2,216
Owens-Illinois, Inc.*	118	2,056
Total Industrial		1,232,458

Energy - 4.0%
Exxon Mobil Corp.	3,063	238,761
Chevron Corp.	1,385	124,595
Schlumberger Ltd.	928	64,728
ConocoPhillips	908	42,394
Occidental Petroleum Corp.	562	37,996
EOG Resources, Inc.	404	28,599
Phillips 66	349	28,549
Valero Energy Corp.	354	25,031
Halliburton Co.	630	21,445
Marathon Petroleum Corp.	392	20,321
Kinder Morgan, Inc.	1,346	20,083
Anadarko Petroleum Corp.	374	18,169
Baker Hughes, Inc.	321	14,814
Pioneer Natural Resources Co.	110	13,792
Williams Companies, Inc.	502	12,901
Apache Corp.	278	12,363
Spectra Energy Corp.	494	11,826
Noble Energy, Inc.	313	10,307
Tesoro Corp.	89	9,378
National Oilwell Varco, Inc.	276	9,243
Devon Energy Corp.	284	9,088
Cameron International Corp.*	141	8,911
Hess Corp.	177	8,581
Marathon Oil Corp.	498	6,270
Cimarex Energy Co.	70	6,257
Equities Corp.	112	5,839
Columbia Pipeline Group, Inc.	286	5,720
Cabot Oil & Gas Corp. — Class A	305	5,395
FMC Technologies, Inc.*	168	4,874
Helmerich & Payne, Inc.	79	4,230
Newfield Exploration Co.*	119	3,875
ONEOK, Inc.	154	3,798
First Solar, Inc.*	56	3,695
Transocean Ltd.	252	3,120
Range Resources Corp.	125	3,076
Murphy Oil Corp.	119	2,672
Ensco plc — Class A	173	2,662
Southwestern Energy Co.*	283	2,012
Chesapeake Energy Corp.	381	1,715
CONSOL Energy, Inc.	169	1,335
Diamond Offshore Drilling, Inc.	47	992
Total Energy		859,412

Utilities - 1.9%
Duke Energy Corp.	506	36,124
NextEra Energy, Inc.	339	35,220
Southern Co.	669	31,304
Dominion Resources, Inc.	438	29,627
American Electric Power Company, Inc.	361	21,035
PG&E Corp.	361	19,202
Exelon Corp.	677	18,800
PPL Corp.	494	16,860
Sempra Energy	173	16,264
Public Service Enterprise Group, Inc.	372	14,393
Edison International	240	14,210
Consolidated Edison, Inc.	216	13,882
Xcel Energy, Inc.	373	13,394
WEC Energy Group, Inc.	232	11,904
Eversource Energy	233	11,899
DTE Energy Co.	132	10,585
FirstEnergy Corp.	311	9,868
Entergy Corp.	131	8,955
Ameren Corp.	179	7,738
CMS Energy Corp.	204	7,360
SCANA Corp.	105	6,351
CenterPoint Energy, Inc.	317	5,820
AGL Resources, Inc.	88	5,615
Pinnacle West Capital Corp.	82	5,287
Pepco Holdings, Inc.	187	4,864
AES Corp.	495	4,737
TECO Energy, Inc.	173	4,610
NiSource, Inc.	234	4,565
NRG Energy, Inc.	231	2,719
Total Utilities		393,192

Basic Materials - 1.5%
EI du Pont de Nemours & Co.	645	42,956
Dow Chemical Co.	827	42,573
Monsanto Co.	324	31,920
LyondellBasell Industries N.V. — Class A	265	23,029
Ecolab, Inc.	196	22,418
Praxair, Inc.	210	21,503
PPG Industries, Inc.	198	19,566
Air Products & Chemicals, Inc.	143	18,606
Sherwin-Williams Co.	58	15,057
International Paper Co.	305	11,499
Alcoa, Inc.	964	9,515
Nucor Corp.	235	9,471
Eastman Chemical Co.	109	7,359
International Flavors & Fragrances, Inc.	59	7,059
Newmont Mining Corp.	389	6,998
CF Industries Holdings, Inc.	171	6,979
Mosaic Co.	247	6,815
Airgas, Inc.	48	6,639
Freeport-McMoRan, Inc.	850	5,755
FMC Corp.	98	3,835
Total Basic Materials		319,552

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
S&P 500® 2x STRATEGY FUND

	Shares	Value

Diversified - 0.0%
Leucadia National Corp.	245	$4,261

Total Common Stocks
(Cost $12,064,446)		13,172,318

MUTUAL FUNDS† - 7.2%
Guggenheim Strategy Fund I1	61,369	1,526,255
Total Mutual Funds
(Cost $1,526,839)		1,526,255

	Face Amount

FEDERAL AGENCY NOTES†† - 4.7%
Federal Farm Credit Bank[2]
0.23% due 08/01/17	$1,000,000	997,604
Total Federal Agency Notes
(Cost $1,000,000)		997,604

REPURCHASE AGREEMENTS††,3 - 7.6%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	802,531	802,531
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	802,531	802,531
Total Repurchase Agreements
(Cost $1,605,062)		1,605,062

Total Investments - 81.7%
(Cost $16,196,347)		$17,301,239
Other Assets & Liabilities, net - 18.3%		3,865,891
Total Net Assets - 100.0%		$21,167,130

	Units	Unrealized Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2016 S&P 500 Index Swap, Terminating 01/27/16[4] (Notional Value $1,058,966)	518	$2,717
Goldman Sachs International January 2016 S&P 500 Index Swap, Terminating 01/27/16[4] (Notional Value $14,611,699)	7,149	(86,156)
Barclays Bank plc January 2016 S&P 500 Index Swap, Terminating 01/29/16[4] (Notional Value $13,382,733)	6,548	(128,174)
(Total Notional Value $29,053,398)		$(211,613)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector Classification in Other Information section.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$13,172,318	$—	$—	$—	$13,172,318
Equity Index Swap Agreements	—	—	2,717	—	2,717
Federal Agency Notes	—	997,604	—	—	997,604
Mutual Funds	1,526,255	—	—	—	1,526,255
Repurchase Agreements	—	1,605,062	—	—	1,605,062
Total	$14,698,573	$2,602,666	$2,717	$—	$17,303,956

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$214,330	$—	$214,330

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $13,064,446)	$14,169,922
Investments in affiliated issuers, at value (cost $1,526,839)	1,526,255
Repurchase agreements, at value (cost $1,605,062)	1,605,062
Total investments (cost $16,196,347)	17,301,239
Segregated cash with broker	4,017,652
Unrealized appreciation on swap agreements	2,717
Cash	56
Receivables:
Fund shares sold	167,442
Dividends	16,949
Interest	211
Foreign taxes reclaim	6
Total assets	21,506,272

Liabilities:
Unrealized depreciation on swap agreements	214,330
Payable for:
Fund shares redeemed	44,859
Management fees	16,760
Securities purchased	6,320
Transfer agent and administrative fees	4,656
Investor service fees	4,656
Portfolio accounting fees	1,862
Swap settlement	1,080
Miscellaneous	44,619
Total liabilities	339,142
Commitments and contingent liabilities (Note 14)	—
Net assets	$21,167,130

Net assets consist of:
Paid in capital	$19,389,813
Accumulated net investment loss	(801)
Accumulated net realized gain on investments	884,839
Net unrealized appreciation on investments	893,279
Net assets	$21,167,130
Capital shares outstanding	128,117
Net asset value per share	$165.22

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $97)	$261,251
Dividends from securities of affiliated issuers	42,351
Interest	3,457
Income from securities lending, net	22
Total investment income	307,081

Expenses:
Management fees	248,421
Transfer agent and administrative fees	69,006
Investor service fees	69,006
Portfolio accounting fees	27,602
Professional fees	23,534
Custodian fees	3,176
Trustees’ fees*	1,764
Line of credit fees	295
Miscellaneous	15,040
Total expenses	457,844
Net investment loss	(150,763)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,648,879
Investments in affiliated issuers	7,662
Swap agreements	(262,664)
Futures contracts	809,431
Net realized gain	4,203,308
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,979,155)
Investments in affiliated issuers	(584)
Swap agreements	406,453
Futures contracts	(162,770)
Net change in unrealized appreciation (depreciation)	(3,736,056)
Net realized and unrealized gain	467,252
Net increase in net assets resulting from operations	$316,489

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(150,763)	$(96,008)
Net realized gain on investments	4,203,308	8,539,068
Net change in unrealized appreciation (depreciation) on investments	(3,736,056)	(1,837,009)
Net increase in net assets resulting from operations	316,489	6,606,051

Distributions to shareholders from:
Net realized gains	(8,129,887)	(6,940,144)
Total distributions to shareholders	(8,129,887)	(6,940,144)

Capital share transactions:
Proceeds from sale of shares	372,144,701	349,009,709
Distributions reinvested	8,129,887	6,940,144
Cost of shares redeemed	(390,088,860)	(344,312,886)
Net increase (decrease) from capital share transactions	(9,814,272)	11,636,967
Net increase (decrease) in net assets	(17,627,670)	11,302,874

Net assets:
Beginning of year	38,794,800	27,491,926
End of year	$21,167,130	$38,794,800
Accumulated net investment loss at end of year	$(801)	$(2,804)

Capital share activity:
Shares sold	1,858,282	1,411,457
Shares issued from reinvestment of distributions	46,012	31,158
Shares redeemed	(1,946,867)	(1,388,491)
Net increase (decrease) in shares	(42,573)	54,124

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$227.28	$235.85	$139.79	$108.05	$112.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.11)	(.86)	(.91)	(.36)	(.83)
Net gain (loss) on investments (realized and unrealized)	1.42	57.67	96.97	32.10	(3.61)
Total from investment operations	.31	56.81	96.06	31.74	(4.44)
Less distributions from:
Net realized gains	(62.37)	(65.38)	—	—	—
Total distributions	(62.37)	(65.38)	—	—	—
Net asset value, end of period	$165.22	$227.28	$235.85	$139.79	$108.05

Total Return[b]	(1.66%)	24.66%	68.71%	29.39%	(3.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,167	$38,795	$27,492	$12,484	$22,863
Ratios to average net assets:
Net investment income (loss)	(0.55%)	(0.35%)	(0.49%)	(0.28%)	(0.72%)
Total expenses[c]	1.66%	1.74%	1.69%	1.73%	1.76%
Portfolio turnover rate	558%	475%	225%	301%	232%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, with the NASDAQ-100 Index returning 9.75%, the NASDAQ-100® 2x Strategy Fund returned 14.63%. For the one year period ending December 31, 2015, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

The Information Technology and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. The Industrials sector and Telecommunications Services sector were the leading detractors from performance of the underlying index for the year.

Amazon.com, Inc., Alphabet, Inc. — Class C, and Microsoft Corp. contributed the most to performance of the underlying index for 2015. QUALCOMM, Inc., Micron Technology, Inc., and Yahoo! Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	9.2%
Microsoft Corp.	7.0%
Amazon.com, Inc.	5.0%
Alphabet, Inc. — Class C	4.1%
Facebook, Inc. — Class A	3.7%
Alphabet, Inc. — Class A	3.6%
Intel Corp.	2.6%
Gilead Sciences, Inc.	2.3%
Cisco Systems, Inc.	2.2%
Comcast Corp. — Class A	2.2%
Top Ten Total	41.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	14.63%	30.32%	15.23%
NASDAQ-100 Index	9.75%	17.09%	11.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

56 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 83.1%

Communications - 29.3%
Amazon.com, Inc.*	3,684	$2,489,978
Alphabet, Inc. — Class C*	2,715	2,060,360
Facebook, Inc. — Class A*	17,842	1,867,344
Alphabet, Inc. — Class A*	2,289	1,780,865
Cisco Systems, Inc.	39,889	1,083,186
Comcast Corp. — Class A	19,188	1,082,779
Priceline Group, Inc.*	391	498,506
Baidu, Inc. ADR*	2,177	411,540
Netflix, Inc.*	3,359	384,202
eBay, Inc.*	9,435	259,274
T-Mobile US, Inc.*	6,413	250,876
Twenty-First Century Fox, Inc. — Class A	9,200	249,873
Yahoo!, Inc.*	7,421	246,822
JD.com, Inc. ADR*	6,851	221,048
Liberty Global plc*	4,639	189,132
Twenty-First Century Fox, Inc. — Class B	6,275	170,868
Sirius XM Holdings, Inc.*	40,958	166,699
Charter Communications, Inc. — Class A*	882	161,494
Expedia, Inc.	921	114,480
Ctrip.com International Ltd. ADR*	2,454	113,694
Viacom, Inc. — Class B	2,728	112,284
Symantec Corp.	5,308	111,468
DISH Network Corp. — Class A*	1,767	101,037
Vodafone Group plc ADR	3,118	100,587
TripAdvisor, Inc.*	1,032	87,978
Liberty Global plc — Class A*	1,986	84,127
Liberty Media Corp. — Class C*	1,747	66,525
Discovery Communications, Inc. — Class C*	2,157	54,400
Liberty Ventures*	1,059	47,771
Liberty Media Corp. — Class A*	802	31,479
Discovery Communications, Inc. — Class A*	1,175	31,349
Total Communications		14,632,025

Technology - 29.2%
Apple, Inc.	43,812	4,611,650
Microsoft Corp.	62,771	3,482,534
Intel Corp.	37,083	1,277,509
QUALCOMM, Inc.	11,812	590,423
Texas Instruments, Inc.	7,971	436,891
Adobe Systems, Inc.*	3,920	368,245
Avago Technologies Ltd.	2,169	314,830
Cognizant Technology Solutions Corp. — Class A*	4,778	286,776
Activision Blizzard, Inc.	5,746	222,428
Intuit, Inc.	2,075	200,237
Applied Materials, Inc.	9,435	176,151
Electronic Arts, Inc.*	2,442	167,814
NXP Semiconductor N.V.*	1,978	166,647
Fiserv, Inc.*	1,796	164,263
Cerner Corp.*	2,688	161,737
Paychex, Inc.	2,833	149,837
NVIDIA Corp.	4,228	139,355
Analog Devices, Inc.	2,452	135,645
Micron Technology, Inc.*	8,532	120,813
SanDisk Corp.	1,577	119,836
Check Point Software Technologies Ltd.*	1,421	115,641
Skyworks Solutions, Inc.	1,502	115,399
Western Digital Corp.	1,821	109,351
Autodesk, Inc.*	1,778	108,334
Lam Research Corp.	1,245	98,878
CA, Inc.	3,448	98,475
Xilinx, Inc.	2,019	94,832
Citrix Systems, Inc.*	1,209	91,461
Seagate Technology plc	2,350	86,151
KLA-Tencor Corp.	1,225	84,954
Maxim Integrated Products, Inc.	2,233	84,854
Linear Technology Corp.	1,879	79,801
Akamai Technologies, Inc.*	1,398	73,577
NetApp, Inc.	2,317	61,470
Total Technology		14,596,799

Consumer, Non-cyclical - 16.6%
Gilead Sciences, Inc.	11,325	1,145,978
Amgen, Inc.	5,928	962,292
Celgene Corp.*	6,174	739,398
Kraft Heinz Co.	9,536	693,839
Mondelez International, Inc. — Class A	12,488	559,962
Biogen, Inc.*	1,752	536,725
Express Scripts Holding Co.*	5,314	464,497
Regeneron Pharmaceuticals, Inc.*	803	435,925
PayPal Holdings, Inc.*	9,600	347,520
Alexion Pharmaceuticals, Inc.*	1,771	337,818
Automatic Data Processing, Inc.	3,624	307,025
Vertex Pharmaceuticals, Inc.*	1,931	242,978
Monster Beverage Corp.*	1,593	237,293
Illumina, Inc.*	1,150	220,737
Mylan N.V.*	3,864	208,926
Intuitive Surgical, Inc.*	294	160,571
Incyte Corp.*	1,462	158,554
BioMarin Pharmaceutical, Inc.*	1,267	132,731
Endo International plc*	1,779	108,910
Henry Schein, Inc.*	652	103,140
Verisk Analytics, Inc. — Class A*	1,331	102,327
Whole Foods Market, Inc.	2,682	89,847
Total Consumer, Non-cyclical		8,296,993

Consumer, Cyclical - 7.6%
Starbucks Corp.	11,668	700,430
Walgreens Boots Alliance, Inc.	8,222	700,144
Costco Wholesale Corp.	3,437	555,075
Tesla Motors, Inc.*	1,029	246,970
American Airlines Group, Inc.	4,953	209,760
O’Reilly Automotive, Inc.*	775	196,401
Ross Stores, Inc.	3,207	172,569
Dollar Tree, Inc.*	1,845	142,471

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Marriott International, Inc. — Class A	2,021	$135,488
PACCAR, Inc.	2,778	131,677
Norwegian Cruise Line Holdings Ltd.*	1,803	105,656
Liberty Interactive Corporation QVC Group — Class A*	3,675	100,401
Fastenal Co.	2,276	92,906
Ulta Salon Cosmetics & Fragrance, Inc.*	502	92,870
Tractor Supply Co.	1,056	90,288
Mattel, Inc.	2,667	72,462
Bed Bath & Beyond, Inc.*	1,311	63,256
Total Consumer, Cyclical		3,808,824

Industrial - 0.4%
SBA Communications Corp. — Class A*	991	104,124
Stericycle, Inc.*	668	80,561
Total Industrial		184,685

Total Common Stocks
(Cost $38,096,970)		41,519,326

MUTUAL FUNDS† - 1.9%
Guggenheim Strategy Fund I1	38,590	959,727
Total Mutual Funds
(Cost $958,788)		959,727

	Face Amount

FEDERAL AGENCY NOTES†† - 2.0%
Federal Farm Credit Bank[2]
0.23% due 08/01/17	$1,000,000	997,604
Total Federal Agency Notes
(Cost $1,000,000)		997,604

REPURCHASE AGREEMENTS††,3 - 3.8%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	961,125	961,125
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	961,125	961,125
Total Repurchase Agreements
(Cost $1,922,250)		1,922,250

Total Investments - 90.8%
(Cost $41,978,008)		$45,398,907
Other Assets & Liabilities, net - 9.2%		4,595,116
Total Net Assets - 100.0%		$49,994,023

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $4,402,800)	48	$27,747

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2016 NASDAQ-100 Index Swap, Terminating 01/27/16[4] (Notional Value $5,348,171)	1,164	$3,695
Goldman Sachs International January 2016 NASDAQ-100 Index Swap, Terminating 01/27/16[4] (Notional Value $9,915,325)	2,159	(60,679)
Barclays Bank plc January 2016 NASDAQ-100 Index Swap, Terminating 01/29/16[4] (Notional Value $38,607,887)	8,405	(496,924)
(Total Notional Value $53,871,383)		$(553,908)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
NASDAQ-100® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$41,519,326	$—	$—	$—	$—	$41,519,326
Equity Index Swap Agreements	—	—	—	3,695	—	3,695
Federal Agency Notes	—	—	997,604	—	—	997,604
Futures Contracts	—	27,747	—	—	—	27,747
Mutual Funds	959,727	—	—	—	—	959,727
Repurchase Agreements	—	—	1,922,250	—	—	1,922,250
Total	$42,479,053	$27,747	$2,919,854	$3,695	$—	$45,430,349

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$557,603	$—	$557,603

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $39,096,970)	$42,516,930
Investments in affiliated issuers, at value (cost $958,788)	959,727
Repurchase agreements, at value (cost $1,922,250)	1,922,250
Total investments (cost $41,978,008)	45,398,907
Segregated cash with broker	6,084,727
Unrealized appreciation on swap agreements	3,695
Receivables:
Fund shares sold	612,431
Dividends	15,447
Interest	212
Foreign taxes reclaim	158
Total assets	52,115,577

Liabilities:
Unrealized depreciation on swap agreements	557,603
Overdraft due to custodian bank	158
Payable for:
Fund shares redeemed	1,334,837
Variation margin	57,360
Swap settlement	39,642
Management fees	36,149
Transfer agent and administrative fees	10,041
Investor service fees	10,041
Portfolio accounting fees	4,016
Securities purchased	925
Miscellaneous	70,782
Total liabilities	2,121,554
Commitments and contingent liabilities (Note 14)	—
Net assets	$49,994,023

Net assets consist of:
Paid in capital	$45,849,598
Undistributed net investment income	—
Accumulated net realized gain on investments	1,249,687
Net unrealized appreciation on investments	2,894,738
Net assets	$49,994,023
Capital shares outstanding	1,292,756
Net asset value per share	$38.67

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $738)	$406,423
Dividends from securities of affiliated issuers	33,431
Interest	3,285
Income from securities lending, net	122
Total investment income	443,261

Expenses:
Management fees	429,002
Transfer agent and administrative fees	119,167
Investor service fees	119,167
Portfolio accounting fees	47,667
Professional fees	40,953
Custodian fees	5,715
Trustees’ fees*	2,959
Line of credit fees	507
Miscellaneous	37,825
Total expenses	802,962
Net investment loss	(359,701)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,408,641
Investments in affiliated issuers	(622)
Swap agreements	(1,173,027)
Futures contracts	997,544
Net realized gain	4,232,536
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,189,119)
Investments in affiliated issuers	939
Swap agreements	440,689
Futures contracts	(25,474)
Net change in unrealized appreciation (depreciation)	(4,772,965)
Net realized and unrealized loss	(540,429)
Net decrease in net assets resulting from operations	$(900,130)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(359,701)	$(307,309)
Net realized gain on investments	4,232,536	8,978,835
Net change in unrealized appreciation (depreciation) on investments	(4,772,965)	(322,234)
Net increase (decrease) in net assets resulting from operations	(900,130)	8,349,292

Distributions to shareholders from:
Net realized gains	(8,295,714)	(19,448,038)
Total distributions to shareholders	(8,295,714)	(19,448,038)

Capital share transactions:
Proceeds from sale of shares	208,779,667	211,351,730
Distributions reinvested	8,295,714	19,448,038
Cost of shares redeemed	(216,369,528)	(207,235,283)
Net increase from capital share transactions	705,853	23,564,485
Net increase (decrease) in net assets	(8,489,991)	12,465,739

Net assets:
Beginning of year	58,484,014	46,018,275
End of year	$49,994,023	$58,484,014
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	5,047,022	4,302,662
Shares issued from reinvestment of distributions	217,735	471,011
Shares redeemed	(5,377,764)	(4,381,604)
Net increase (decrease) in shares	(113,007)	392,069

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$41.60	$45.40	$27.75	$20.69	$24.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.34)	(.25)	(.22)	(.33)
Net gain (loss) on investments (realized and unrealized)	6.26	16.78	21.99	7.28	.39
Total from investment operations	5.95	16.44	21.74	7.06	.06
Less distributions from:
Net realized gains	(8.88)	(20.24)	(4.09)	—	(3.82)
Total distributions	(8.88)	(20.24)	(4.09)	—	(3.82)
Net asset value, end of period	$38.67	$41.60	$45.40	$27.75	$20.69

Total Return[b]	14.63%	36.57%	80.21%	34.12%	(0.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,994	$58,484	$46,018	$24,938	$22,340
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.69%)	(0.70%)	(0.80%)	(1.31%)
Total expenses[c]	1.68%	1.75%	1.72%	1.76%	1.80%
Portfolio turnover rate	294%	275%	174%	120%	22%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2015, the Mid-Cap 1.5x Strategy Fund returned -5.50%. Over the year, its benchmark, the S&P MidCap 400 Index, returned -2.18%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

The Financials and Health Care sectors contributed the most to performance of the underlying index during the year. The Energy and Materials sectors were the largest detractors from performance of the underlying index for the year.

Acuity Brands, Inc., Extra Space Storage, Inc., and Salix Pharmaceuticals Ltd. contributed the most to performance of the underlying index for the year. Peabody Energy Corp., SunEdison, Inc., and Polaris Industries, Inc., were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	26.9%
Guggenheim Strategy Fund II	3.7%
Jarden Corp.	0.1%
Extra Space Storage, Inc.	0.1%
Acuity Brands, Inc.	0.1%
Alaska Air Group, Inc.	0.1%
Federal Realty Investment Trust	0.1%
UDR, Inc.	0.1%
Hologic, Inc.	0.1%
Mettler-Toledo International, Inc.	0.1%
Top Ten Total	31.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	-5.50%	12.79%	7.06%
S&P MidCap 400 Index	-2.18%	10.68%	8.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

64 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 15.2%

Financial - 3.9%
Extra Space Storage, Inc.	192	$16,950
Federal Realty Investment Trust	108	15,778
UDR, Inc.	407	15,290
New York Community Bancorp, Inc.	754	12,305
Everest Re Group Ltd.	67	12,267
Signature Bank*	78	11,963
Raymond James Financial, Inc.	198	11,478
Alleghany Corp.*	24	11,470
Duke Realty Corp.	537	11,288
Arthur J Gallagher & Co.	275	11,259
Jones Lang LaSalle, Inc.	70	11,190
Mid-America Apartment Communities, Inc.	117	10,625
Camden Property Trust	135	10,363
Alexandria Real Estate Equities, Inc.	113	10,210
Regency Centers Corp.	146	9,946
SVB Financial Group*	80	9,512
East West Bancorp, Inc.	224	9,309
Kilroy Realty Corp.	143	9,049
Omega Healthcare Investors, Inc.	256	8,955
Reinsurance Group of America, Inc. — Class A	102	8,726
National Retail Properties, Inc.	212	8,491
WR Berkley Corp.	153	8,377
CBOE Holdings, Inc.	128	8,307
American Financial Group, Inc.	111	8,001
RenaissanceRe Holdings Ltd.	68	7,697
Lamar Advertising Co. — Class A	127	7,617
PacWest Bancorp	176	7,586
StanCorp Financial Group, Inc.	66	7,516
BioMed Realty Trust, Inc.	314	7,439
American Campus Communities, Inc.	175	7,235
Taubman Centers, Inc.	94	7,212
Liberty Property Trust	230	7,142
Old Republic International Corp.	378	7,042
Douglas Emmett, Inc.	217	6,766
Synovus Financial Corp.	203	6,574
MarketAxess Holdings, Inc.	58	6,472
Highwoods Properties, Inc.	148	6,453
Bank of the Ozarks, Inc.	126	6,232
Hospitality Properties Trust	236	6,172
Weingarten Realty Investors	177	6,121
Endurance Specialty Holdings Ltd.	95	6,079
First American Financial Corp.	169	6,067
Sovran Self Storage, Inc.	56	6,009
First Niagara Financial Group, Inc.	552	5,989
Eaton Vance Corp.	183	5,935
Brown & Brown, Inc.	182	5,842
Commerce Bancshares, Inc.	131	5,567
CNO Financial Group, Inc.	289	5,517
Senior Housing Properties Trust	369	5,476
Hanover Insurance Group, Inc.	67	5,450
Umpqua Holdings Corp.	342	5,438
First Horizon National Corp.	372	5,401
Webster Financial Corp.	143	5,318
Cullen/Frost Bankers, Inc.	85	5,100
Post Properties, Inc.	84	4,969
Prosperity Bancshares, Inc.	102	4,882
Corrections Corporation of America	182	4,821
FirstMerit Corp.	258	4,812
Tanger Factory Outlet Centers, Inc.	147	4,807
CoreLogic, Inc.*	137	4,639
Aspen Insurance Holdings Ltd.	95	4,589
Stifel Financial Corp.*	108	4,575
LaSalle Hotel Properties	176	4,428
Associated Banc-Corp.	234	4,388
SLM Corp.*	663	4,323
Rayonier, Inc.	192	4,262
Bank of Hawaii Corp.	67	4,214
Federated Investors, Inc. — Class B	147	4,212
Care Capital Properties, Inc.	130	3,974
TCF Financial Corp.	264	3,728
Waddell & Reed Financial, Inc. — Class A	129	3,697
Cathay General Bancorp	117	3,666
Primerica, Inc.	75	3,542
Fulton Financial Corp.	271	3,526
Communications Sales & Leasing, Inc.	187	3,495
Washington Federal, Inc.	145	3,455
Valley National Bancorp	347	3,418
Urban Edge Properties	144	3,377
Mack-Cali Realty Corp.	139	3,246
Corporate Office Properties Trust	147	3,209
Janus Capital Group, Inc.	227	3,198
BancorpSouth, Inc.	132	3,167
Equity One, Inc.	115	3,122
WP GLIMCHER, Inc.	288	3,056
Hancock Holding Co.	120	3,020
Genworth Financial, Inc. — Class A*	773	2,883
WisdomTree Investments, Inc.	179	2,807
Kemper Corp.	75	2,794
Mercury General Corp.	57	2,654
Alexander & Baldwin, Inc.	71	2,507
Trustmark Corp.	105	2,419
International Bancshares Corp.	87	2,236
Potlatch Corp.	63	1,905
Total Financial		593,595

Consumer, Non-cyclical - 2.7%
Jarden Corp.*	322	18,393
Hologic, Inc.*	383	14,818
Towers Watson & Co. — Class A	108	13,874
Global Payments, Inc.	202	13,031
Centene Corp.*	185	12,176
Gartner, Inc.*	129	11,700
ResMed, Inc.	217	11,651
SEI Investments Co.	215	11,266
United Therapeutics Corp.*	71	11,120

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

WhiteWave Foods Co. — Class A*	274	$10,662
Ingredion, Inc.	111	10,638
MEDNAX, Inc.*	146	10,462
IDEXX Laboratories, Inc.*	141	10,282
Cooper Companies, Inc.	76	10,198
STERIS plc	133	10,020
ManpowerGroup, Inc.	114	9,609
Sirona Dental Systems, Inc.*	87	9,532
Teleflex, Inc.	65	8,544
Health Net, Inc.*	120	8,215
Service Corporation International	306	7,962
Align Technology, Inc.*	112	7,375
Edgewell Personal Care Co.	93	7,288
VCA, Inc.*	125	6,875
West Pharmaceutical Services, Inc.	112	6,745
Hain Celestial Group, Inc.*	160	6,462
Amsurg Corp. — Class A*	84	6,384
Graham Holdings Co. — Class B	13	6,304
Flowers Foods, Inc.	290	6,232
Post Holdings, Inc.*	97	5,985
Charles River Laboratories International, Inc.*	72	5,788
PAREXEL International Corp.*	83	5,654
Live Nation Entertainment, Inc.*	227	5,577
WellCare Health Plans, Inc.*	69	5,396
WEX, Inc.*	60	5,304
TreeHouse Foods, Inc.*	67	5,257
Bio-Techne Corp.	58	5,220
LifePoint Health, Inc.*	68	4,991
Community Health Systems, Inc.*	184	4,882
RR Donnelley & Sons Co.	324	4,769
Akorn, Inc.*	125	4,664
Bio-Rad Laboratories, Inc. — Class A*	32	4,437
Hill-Rom Holdings, Inc.	88	4,229
Deluxe Corp.	77	4,200
LivaNova plc*	66	3,918
Molina Healthcare, Inc.*	64	3,848
Catalent, Inc.*	153	3,830
Rollins, Inc.	146	3,781
Owens & Minor, Inc.	98	3,526
Lancaster Colony Corp.	30	3,464
CEB, Inc.	51	3,131
United Natural Foods, Inc.*	78	3,070
Boston Beer Company, Inc. — Class A*	15	3,029
SUPERVALU, Inc.*	413	2,800
Avon Products, Inc.	677	2,742
Dean Foods Co.	142	2,435
Halyard Health, Inc.*	72	2,406
Sotheby’s	92	2,370
FTI Consulting, Inc.*	65	2,253
DeVry Education Group, Inc.	89	2,253
Aaron’s, Inc.	100	2,239
Rent-A-Center, Inc.	83	1,243
Tootsie Roll Industries, Inc.	28	885
Total Consumer, Non-cyclical		407,394

Industrial - 2.6%
Acuity Brands, Inc.	68	15,898
Mettler-Toledo International, Inc.*	43	14,583
Fortune Brands Home & Security, Inc.	248	13,764
Waste Connections, Inc.	190	10,701
Wabtec Corp.	150	10,668
Packaging Corporation of America	151	9,520
Huntington Ingalls Industries, Inc.	73	9,260
IDEX Corp.	119	9,117
Carlisle Companies, Inc.	101	8,957
AO Smith Corp.	116	8,886
Avnet, Inc.	205	8,782
Hubbell, Inc.	85	8,588
Trimble Navigation Ltd.*	389	8,344
Orbital ATK, Inc.	91	8,129
Arrow Electronics, Inc.*	145	7,856
Lennox International, Inc.	62	7,744
Keysight Technologies, Inc.*	264	7,479
Gentex Corp.	453	7,252
AECOM*	235	7,057
AptarGroup, Inc.	97	7,047
B/E Aerospace, Inc.	163	6,906
Jabil Circuit, Inc.	294	6,847
Bemis Company, Inc.	149	6,658
Sonoco Products Co.	157	6,417
Old Dominion Freight Line, Inc.*	108	6,379
Graco, Inc.	87	6,270
Trinity Industries, Inc.	238	5,717
Zebra Technologies Corp. — Class A*	81	5,642
Donaldson Company, Inc.	192	5,503
Lincoln Electric Holdings, Inc.	103	5,344
Nordson Corp.	83	5,324
AGCO Corp.	114	5,174
FEI Co.	64	5,107
ITT Corp.	139	5,048
Teledyne Technologies, Inc.*	55	4,879
Genesee & Wyoming, Inc. — Class A*	88	4,725
Eagle Materials, Inc.	78	4,714
Oshkosh Corp.	116	4,529
National Instruments Corp.	156	4,476
Cognex Corp.	132	4,458
Kirby Corp.*	84	4,420
Woodward, Inc.	88	4,370
Regal Beloit Corp.	69	4,038
Louisiana-Pacific Corp.*	222	3,998
Landstar System, Inc.	67	3,930
CLARCOR, Inc.	78	3,875
Valmont Industries, Inc.	36	3,817
KBR, Inc.	224	3,790
Esterline Technologies Corp.*	46	3,726
Crane Co.	77	3,684
Tech Data Corp.*	55	3,651
Silgan Holdings, Inc.	63	3,385
Clean Harbors, Inc.*	81	3,374

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Energizer Holdings, Inc.	97	$3,304
Timken Co.	112	3,202
Terex Corp.	169	3,123
Belden, Inc.	65	3,099
Triumph Group, Inc.	77	3,061
GATX Corp.	66	2,808
Granite Construction, Inc.	61	2,618
Vishay Intertechnology, Inc.	211	2,543
KLX, Inc.*	82	2,525
Kennametal, Inc.	124	2,381
MSA Safety, Inc.	49	2,130
Joy Global, Inc.	152	1,917
Knowles Corp.*	138	1,840
Werner Enterprises, Inc.	69	1,614
Greif, Inc. — Class A	40	1,232
Total Industrial		387,204

Consumer, Cyclical - 1.9%
Alaska Air Group, Inc.	196	15,779
LKQ Corp.*	475	14,074
Foot Locker, Inc.	213	13,865
JetBlue Airways Corp.*	490	11,099
NVR, Inc.*	6	9,859
Domino’s Pizza, Inc.	85	9,455
Toll Brothers, Inc.*	252	8,392
Polaris Industries, Inc.	95	8,166
Williams-Sonoma, Inc.	130	7,593
Ingram Micro, Inc. — Class A	242	7,352
Casey’s General Stores, Inc.	61	7,347
Carter’s, Inc.	81	7,211
Panera Bread Co. — Class A*	37	7,206
Brunswick Corp.	142	7,172
Tempur Sealy International, Inc.*	97	6,835
Toro Co.	85	6,211
Dunkin’ Brands Group, Inc.	144	6,133
Skechers U.S.A., Inc. — Class A*	202	6,102
Copart, Inc.*	158	6,006
Cinemark Holdings, Inc.	164	5,483
Dick’s Sporting Goods, Inc.	140	4,950
Buffalo Wild Wings, Inc.*	30	4,790
Cracker Barrel Old Country Store, Inc.	37	4,693
Watsco, Inc.	40	4,685
CST Brands, Inc.	118	4,619
Scotts Miracle-Gro Co. — Class A	71	4,580
CalAtlantic Group, Inc.	119	4,512
Brinker International, Inc.	93	4,459
Tupperware Brands Corp.	78	4,341
Office Depot, Inc.*	768	4,332
Vista Outdoor, Inc.*	97	4,317
American Eagle Outfitters, Inc.	278	4,309
Jack in the Box, Inc.	56	4,296
World Fuel Services Corp.	110	4,231
MSC Industrial Direct Company, Inc. — Class A	75	4,220
Thor Industries, Inc.	71	3,987
Wendy’s Co.	340	3,662
Cabela’s, Inc.*	77	3,598
Kate Spade & Co.*	199	3,536
Dana Holding Corp.	238	3,284
Cheesecake Factory, Inc.	70	3,228
JC Penney Company, Inc.*	475	3,164
Big Lots, Inc.	77	2,967
TRI Pointe Group, Inc.*	226	2,863
DreamWorks Animation SKG, Inc. — Class A*	111	2,860
Abercrombie & Fitch Co. — Class A	104	2,808
Herman Miller, Inc.	93	2,669
Ascena Retail Group, Inc.*	268	2,640
HSN, Inc.	50	2,534
HNI Corp.	69	2,488
Deckers Outdoor Corp.*	50	2,360
Chico’s FAS, Inc.	217	2,315
Guess?, Inc.	99	1,869
KB Home	142	1,751
MDC Holdings, Inc.	61	1,557
International Speedway Corp. — Class A	42	1,416
Total Consumer, Cyclical		296,230

Technology - 1.7%
ANSYS, Inc.*	138	12,765
CDK Global, Inc.	248	11,772
Synopsys, Inc.*	242	11,038
MSCI, Inc. — Class A	144	10,387
Broadridge Financial Solutions, Inc.	184	9,886
Jack Henry & Associates, Inc.	124	9,679
Cadence Design Systems, Inc.*	463	9,635
Ultimate Software Group, Inc.*	45	8,798
Tyler Technologies, Inc.*	50	8,716
Manhattan Associates, Inc.*	114	7,543
Fortinet, Inc.*	228	7,107
Computer Sciences Corp.	216	7,059
Teradyne, Inc.	320	6,614
PTC, Inc.*	178	6,164
Integrated Device Technology, Inc.*	228	6,009
DST Systems, Inc.	51	5,817
Solera Holdings, Inc.	105	5,757
MAXIMUS, Inc.	102	5,738
SolarWinds, Inc.*	97	5,713
Leidos Holdings, Inc.	100	5,626
Atmel Corp.	653	5,622
Cypress Semiconductor Corp.*	519	5,091
IPG Photonics Corp.*	57	5,082
VeriFone Systems, Inc.*	179	5,016
NetScout Systems, Inc.*	154	4,728
ACI Worldwide, Inc.*	220	4,708
NCR Corp.*	192	4,696
Allscripts Healthcare Solutions, Inc.*	294	4,522
Fair Isaac Corp.	48	4,521
Rackspace Hosting, Inc.*	178	4,507
Synaptics, Inc.*	56	4,499

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Cree, Inc.*	160	$4,267
SYNNEX Corp.	45	4,047
Convergys Corp.	152	3,783
Fairchild Semiconductor International, Inc. — Class A*	176	3,645
Lexmark International, Inc. — Class A	96	3,115
Diebold, Inc.	101	3,039
Science Applications International Corp.	64	2,930
Silicon Laboratories, Inc.*	60	2,912
Advanced Micro Devices, Inc.*	995	2,856
Mentor Graphics Corp.	155	2,855
Intersil Corp. — Class A	206	2,629
CommVault Systems, Inc.*	66	2,597
Acxiom Corp.*	121	2,531
3D Systems Corp.*	166	1,443
Total Technology		257,464

Utilities - 0.8%
Alliant Energy Corp.	176	10,992
Atmos Energy Corp.	158	9,960
Westar Energy, Inc.	220	9,330
UGI Corp.	268	9,048
OGE Energy Corp.	311	8,176
Aqua America, Inc.	274	8,165
Great Plains Energy, Inc.	240	6,554
National Fuel Gas Co.	132	5,643
MDU Resources Group, Inc.	304	5,569
Vectren Corp.	129	5,472
IDACORP, Inc.	78	5,304
Questar Corp.	272	5,299
Cleco Corp.	94	4,908
WGL Holdings, Inc.	77	4,850
Hawaiian Electric Industries, Inc.	167	4,835
ONE Gas, Inc.	81	4,064
PNM Resources, Inc.	124	3,791
Black Hills Corp.	80	3,714
Talen Energy Corp.*	100	623
Total Utilities		116,297

Basic Materials - 0.7%
Ashland, Inc.	98	10,065
Albemarle Corp.	174	9,746
Valspar Corp.	114	9,457
RPM International, Inc.	207	9,120
NewMarket Corp.	19	7,234
Steel Dynamics, Inc.	376	6,719
Reliance Steel & Aluminum Co.	111	6,428
Olin Corp.	257	4,436
Sensient Technologies Corp.	70	4,397
PolyOne Corp.	134	4,256
Cabot Corp.	97	3,965
Compass Minerals International, Inc.	52	3,914
Royal Gold, Inc.	102	3,720
Domtar Corp.	98	3,621
Commercial Metals Co.	181	2,478
Minerals Technologies, Inc.	54	2,476
Carpenter Technology Corp.	76	2,301
Worthington Industries, Inc.	72	2,170
Allegheny Technologies, Inc.	170	1,913
United States Steel Corp.	227	1,811
Chemours Co.	281	1,506
Total Basic Materials		101,733

Energy - 0.5%
HollyFrontier Corp.	284	11,329
Oceaneering International, Inc.	152	5,703
Energen Corp.	123	5,041
Gulfport Energy Corp.*	168	4,128
Noble Corporation plc	376	3,967
Western Refining, Inc.	108	3,847
Nabors Industries Ltd.	441	3,753
Murphy USA, Inc.*	61	3,705
Dril-Quip, Inc.*	60	3,554
Patterson-UTI Energy, Inc.	229	3,453
QEP Resources, Inc.	250	3,350
Rowan Companies plc — Class A	194	3,288
Superior Energy Services, Inc.	234	3,152
NOW, Inc.*	167	2,642
SunEdison, Inc.*	492	2,504
Oil States International, Inc.*	79	2,153
WPX Energy, Inc.*	364	2,089
SM Energy Co.	106	2,084
California Resources Corp.	488	1,137
Denbury Resources, Inc.	546	1,103
Atwood Oceanics, Inc.	90	921
Total Energy		72,903

Communications - 0.4%
FactSet Research Systems, Inc.	64	10,403
AMC Networks, Inc. — Class A*	95	7,095
ARRIS Group, Inc.*	210	6,419
j2 Global, Inc.	72	5,927
Ciena Corp.*	197	4,076
Telephone & Data Systems, Inc.	147	3,806
John Wiley & Sons, Inc. — Class A	76	3,422
Cable One, Inc.	7	3,036
InterDigital, Inc.	55	2,697
Time, Inc.	171	2,680
Polycom, Inc.*	206	2,594
New York Times Co. — Class A	193	2,590
Meredith Corp.	59	2,552
Plantronics, Inc.	52	2,466
NeuStar, Inc. — Class A*	82	1,966
Total Communications		61,729

Total Common Stocks
(Cost $2,160,279)		2,294,549

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 30.6%
Guggenheim Strategy Fund I1	163,060	$4,055,303
Guggenheim Strategy Fund II1	22,499	557,981
Total Mutual Funds
(Cost $4,613,099)		4,613,284

	Face Amount

REPURCHASE AGREEMENTS††,2 - 4.5%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$340,652	$340,652
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	340,651	340,651
Total Repurchase Agreements
(Cost $681,303)		681,303

Total Investments - 50.3%
(Cost $7,454,681)		$7,589,136
Other Assets & Liabilities, net - 49.7%		7,503,439
Total Net Assets - 100.0%		$15,092,575

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $6,961,500)	50	$85,029

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2016 S&P MidCap 400 Index Swap, Terminating 01/27/16[3] (Notional Value $871,212)	623	$1,454
Goldman Sachs International January 2016 S&P MidCap 400 Index Swap, Terminating 01/27/16[3] (Notional Value $5,347,044)	3,823	(59,510)
Barclays Bank plc January 2016 S&P MidCap 400 Index Swap, Terminating 01/29/16[3] (Notional Value $7,115,305)	5,088	(74,594)
(Total Notional Value $13,333,561)		$(132,650)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	Repurchase Agreements — See Note 5.
[3]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$2,294,549	$—	$—	$—	$—	$2,294,549
Equity Index Swap Agreements	—	—	—	1,454	—	1,454
Futures Contracts	—	85,029	—	—	—	85,029
Mutual Funds	4,613,284	—	—	—	—	4,613,284
Repurchase Agreements	—	—	681,303	—	—	681,303
Total	$6,907,833	$85,029	$681,303	$1,454	$—	$7,675,619

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$134,104	$—	$134,104

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $2,160,279)	$2,294,549
Investments in affiliated issuers, at value (cost $4,613,099)	4,613,284
Repurchase agreements, at value (cost $681,303)	681,303
Total investments (cost $7,454,681)	7,589,136
Segregated cash with broker	3,037,233
Unrealized appreciation on swap agreements	1,454
Receivables:
Securities sold	22,841,078
Fund shares sold	88,870
Dividends	24,981
Interest	4
Total assets	33,582,756

Liabilities:
Unrealized depreciation on swap agreements	134,104
Payable for:
Fund shares redeemed	18,175,325
Variation margin	71,000
Swap settlement	46,703
Management fees	22,655
Transfer agent and administrative fees	6,293
Investor service fees	6,293
Portfolio accounting fees	2,517
Securities purchased	2,170
Miscellaneous	23,121
Total liabilities	18,490,181
Commitments and contingent liabilities (Note 14)	—
Net assets	$15,092,575

Net assets consist of:
Paid in capital	$15,078,719
Undistributed net investment income	—
Accumulated net realized loss on investments	(72,978)
Net unrealized appreciation on investments	86,834
Net assets	$15,092,575
Capital shares outstanding	484,686
Net asset value per share	$31.14

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers	$118,721
Dividends from securities of affiliated issuers	19,603
Interest	1,512
Income from securities lending, net	289
Total investment income	140,125

Expenses:
Management fees	115,623
Transfer agent and administrative fees	32,117
Investor service fees	32,117
Portfolio accounting fees	12,847
Custodian fees	1,484
Trustees’ fees*	747
Line of credit fees	229
Miscellaneous	19,878
Total expenses	215,042
Net investment loss	(74,917)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,185,877
Investments in affiliated issuers	(1,507)
Swap agreements	(843,275)
Futures contracts	(204,224)
Net realized gain	1,136,871
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,553,417)
Investments in affiliated issuers	185
Swap agreements	(15,432)
Futures contracts	65,950
Net change in unrealized appreciation (depreciation)	(2,502,714)
Net realized and unrealized loss	(1,365,843)
Net decrease in net assets resulting from operations	$(1,440,760)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(74,917)	$(87,138)
Net realized gain on investments	1,136,871	1,149,137
Net change in unrealized appreciation (depreciation) on investments	(2,502,714)	(718,788)
Net increase (decrease) in net assets resulting from operations	(1,440,760)	343,211

Distributions to shareholders from:
Net realized gains	(491,598)	(1,927,418)
Total distributions to shareholders	(491,598)	(1,927,418)

Capital share transactions:
Proceeds from sale of shares	73,005,550	83,310,247
Distributions reinvested	491,598	1,927,418
Cost of shares redeemed	(67,145,501)	(90,055,833)
Net increase (decrease) from capital share transactions	6,351,647	(4,818,168)
Net increase (decrease) in net assets	4,419,289	(6,402,375)

Net assets:
Beginning of year	10,673,286	17,075,661
End of year	$15,092,575	$10,673,286
Undistributed net investment income/(Accumulated net investment loss at end of year)	$—	$(1)

Capital share activity:
Shares sold	2,161,827	2,272,966
Shares issued from reinvestment of distributions	13,895	56,209
Shares redeemed	(1,995,552)	(2,506,063)
Net increase (decrease) in shares	180,170	(176,888)

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$35.05	$35.47	$23.61	$18.99	$20.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.25)	(.17)	(.12)	(.19)
Net gain (loss) on investments (realized and unrealized)	(1.45)	4.39	12.03	4.74	(1.38)
Total from investment operations	(1.65)	4.14	11.86	4.62	(1.57)
Less distributions from:
Net realized gains	(2.26)	(4.56)	—	—	—
Total distributions	(2.26)	(4.56)	—	—	—
Net asset value, end of period	$31.14	$35.05	$35.47	$23.61	$18.99

Total Return[b]	(5.50%)	11.93%	50.23%	24.33%	(7.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,093	$10,673	$17,076	$14,051	$12,368
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.69%)	(0.56%)	(0.54%)	(0.89%)
Total expenses[c]	1.67%	1.72%	1.69%	1.72%	1.77%
Portfolio turnover rate	477%	255%	279%	247%	222%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2015, Inverse Mid-Cap Strategy Fund returned -1.12%. Over the year, its benchmark, the S&P MidCap 400 Index, returned -2.18%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

The Financials and Health Care sectors contributed the most to performance of the underlying index during the year. The Energy and Materials sectors were the largest detractors from performance of the underlying index for the year.

Acuity Brands, Inc., Extra Space Storage, Inc., and Salix Pharmaceuticals Ltd. contributed the most to performance of the underlying index for the year. Peabody Energy Corp., SunEdison, Inc., and Polaris Industries, Inc., were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

74 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	9.4%

“Largest Holding” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	-1.12%	-13.68%	-11.53%
S&P MidCap 400 Index	-2.18%	10.68%	8.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS	December 31, 2015
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 9.4%
Guggenheim Strategy Fund I1	2,322	$57,757
Total Mutual Funds
(Cost $57,756)		57,757

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 24.6%
Federal Home Loan Bank[2]
0.20% due 01/04/16	$100,000	99,998
Fannie Mae[3]
0.24% due 01/14/16	50,000	49,996
Total Federal Agency Discount Notes
(Cost $149,994)		149,994

REPURCHASE AGREEMENTS††,4 - 20.8%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	63,376	63,376
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	63,375	63,375
Total Repurchase Agreements
(Cost $126,751)		126,751

Total Investments - 54.8%
(Cost $334,501)		$334,502
Other Assets & Liabilities, net - 45.2%		276,196
Total Net Assets - 100.0%		$610,698

	Units	Unrealized Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International January 2016 S&P MidCap 400 Index Swap, Terminating 01/27/16[5] (Notional Value $303,355)	217	$3,151
Barclays Bank plc January 2016 S&P MidCap 400 Index Swap, Terminating 01/29/16[5] (Notional Value $233,144)	167	2,429
Credit Suisse Capital, LLC January 2016 S&P MidCap 400 Index Swap, Terminating 01/27/16[5] (Notional Value $75,504)	54	(141)
(Total Notional Value $612,003)		$5,439

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Repurchase Agreements — See Note 5.
[5]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector Classification in Other Information section.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$5,580	$—	$5,580
Federal Agency Discount Notes	—	149,994	—	—	149,994
Mutual Funds	57,757	—	—	—	57,757
Repurchase Agreements	—	126,751	—	—	126,751
Total	$57,757	$276,745	$5,580	$—	$340,082

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$141	$—	$141

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

ASSETS:
Investments in unaffiliated issuers, at value (cost $149,994)	$149,994
Investments in affiliated issuers, at value (cost $57,756)	57,757
Repurchase agreements, at value (cost $126,751)	126,751
Total investments (cost $334,501)	334,502
Segregated cash with broker	323,290
Unrealized appreciation on swap agreements	5,580
Receivables:
Swap settlement	372
Dividends	173
Variation margin	55
Total assets	663,972

LIABILITIES:
Unrealized depreciation on swap agreements	141
Payable for:
Fund shares redeemed	50,573
Management fees	557
Securities purchased	173
Transfer agent and administrative fees	155
Investor service fees	155
Portfolio accounting fees	62
Miscellaneous	1,458
Total liabilities	53,274
Commitments and contingent liabilities (Note 14)	—
Net assets	$610,698

Net assets consist of:
Paid in capital	$2,017,854
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,412,596)
Net unrealized appreciation on investments	5,440
Net assets	$610,698
Capital shares outstanding	18,770
Net asset value per share	$32.54

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$1,598
Interest	280
Total investment income	1,878

Expenses:
Management fees	8,808
Transfer agent and administrative fees	2,447
Investor service fees	2,447
Portfolio accounting fees	978
Professional fees	842
Custodian fees	113
Trustees’ fees*	66
Miscellaneous	499
Total expenses	16,200
Net investment loss	(14,322)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(95)
Swap agreements	(3,550)
Futures contracts	1,084
Net realized loss	(2,561)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	361
Investments in affiliated issuers	1
Swap agreements	(1,881)
Net change in unrealized appreciation (depreciation)	(1,519)
Net realized and unrealized loss	(4,080)
Net decrease in net assets resulting from operations	$(18,402)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(14,322)	$(15,659)
Net realized loss on investments	(2,561)	(132,855)
Net change in unrealized appreciation (depreciation) on investments	(1,519)	11,633
Net decrease in net assets resulting from operations	(18,402)	(136,881)

Capital share transactions:
Proceeds from sale of shares	5,566,806	12,168,831
Cost of shares redeemed	(5,787,644)	(12,093,074)
Net increase (decrease) from capital share transactions	(220,838)	75,757
Net decrease in net assets	(239,240)	(61,124)

Net assets:
Beginning of year	849,938	911,062
End of year	$610,698	$849,938
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	174,653	340,578 *
Shares redeemed	(181,719)	(339,223)*
Net increase (decrease) in shares	(7,066)	1,355 *

*

Reverse share split — Capital share activity for the period presented through January 24, 2014, has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$32.90	$37.22	$51.36	$62.92	$67.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.53)	(.69)	(.90)	(1.11)
Net gain (loss) on investments (realized and unrealized)	.10	(3.79)	(13.45)	(10.66)	(3.87)
Total from investment operations	(.36)	(4.32)	(14.14)	(11.56)	(4.98)
Net asset value, end of period	$32.54	$32.90	$37.22	$51.36	$62.92

Total Return[b]	(1.12%)	(11.56%)	(27.57%)	(18.36%)	(7.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$611	$850	$911	$2,329	$1,141
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.51%)	(1.65%)	(1.62%)	(1.71%)
Total expenses[c]	1.66%	1.72%	1.68%	1.73%	1.75%
Portfolio turnover rate	220%	323%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Reverse share split — Per share amounts for the periods presented through January 24, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned -13.15%, while the Russell 2000 Index returned -4.41% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Information Technology. The sectors detracting the most from return were Industrials and Consumer Discretionary.

Dyax Corp., Synageva BioPharma Corp., and Neurocrine Biosciences, Inc., were the largest contributors to performance of the underlying index for the year. Dynegy, Inc., Axiall Corp., and Exact Sciences Corp. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	7.6%
STERIS plc	0.2%
Tyler Technologies, Inc.	0.2%
Dyax Corp.	0.2%
CubeSmart	0.2%
Manhattan Associates, Inc.	0.2%
Neurocrine Biosciences, Inc.	0.2%
Vail Resorts, Inc.	0.2%
Casey’s General Stores, Inc.	0.2%
Anacor Pharmaceuticals, Inc.	0.2%
Top Ten Total	9.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	Since Inception (10/27/06)
Russell 2000® 2x Strategy Fund	-13.15%	12.06%	0.99%
Russell 2000 Index	-4.41%	9.19%	5.83%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

82 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 59.4%

Financial - 15.3%
CubeSmart	164	$5,022
Investors Bancorp, Inc.	344	4,279
MarketAxess Holdings, Inc.	37	4,129
Highwoods Properties, Inc.	93	4,055
First American Financial Corp.	107	3,841
Bank of the Ozarks, Inc.	77	3,808
Sovran Self Storage, Inc.	35	3,756
CNO Financial Group, Inc.	183	3,494
Umpqua Holdings Corp.	216	3,434
Sun Communities, Inc.	49	3,358
Webster Financial Corp.	89	3,310
DCT Industrial Trust, Inc.	88	3,289
EPR Properties	56	3,274
Prosperity Bancshares, Inc.	68	3,254
Gramercy Property Trust	413	3,185
PrivateBancorp, Inc. — Class A	77	3,159
Western Alliance Bancorporation*	85	3,048
FirstMerit Corp.	162	3,021
MGIC Investment Corp.*	334	2,950
Healthcare Realty Trust, Inc.	99	2,804
Stifel Financial Corp.*	66	2,795
LaSalle Hotel Properties	111	2,794
RLJ Lodging Trust	129	2,790
New Residential Investment Corp. REIT	226	2,748
RLI Corp.	43	2,654
Sunstone Hotel Investors, Inc.	206	2,573
Medical Properties Trust, Inc.	223	2,567
Radian Group, Inc.	188	2,517
United Bankshares, Inc.	67	2,478
Cathay General Bancorp	79	2,475
CyrusOne, Inc.	65	2,434
First Industrial Realty Trust, Inc.	108	2,390
MB Financial, Inc.	73	2,363
Blackhawk Network Holdings, Inc.*	53	2,343
Symetra Financial Corp.	73	2,319
FNB Corp.	172	2,294
Wintrust Financial Corp.	47	2,280
BancorpSouth, Inc.	95	2,279
Primerica, Inc.	48	2,267
Fulton Financial Corp.	174	2,264
Valley National Bancorp	229	2,256
Acadia Realty Trust	68	2,254
National Health Investors, Inc.	37	2,252
Home BancShares, Inc.	55	2,229
Texas Capital Bancshares, Inc.*	45	2,224
Washington Federal, Inc.	93	2,216
Kennedy-Wilson Holdings, Inc.	91	2,191
Ryman Hospitality Properties, Inc.	42	2,169
GEO Group, Inc.	74	2,139
Kite Realty Group Trust	82	2,126
Colony Capital, Inc. — Class A	109	2,123
Education Realty Trust, Inc.	55	2,083
First Citizens BancShares, Inc. — Class A	8	2,065
Mack-Cali Realty Corp.	88	2,055
Hudson Pacific Properties, Inc.	73	2,054
Janus Capital Group, Inc.	145	2,043
Urban Edge Properties	87	2,040
IBERIABANK Corp.	37	2,038
Cousins Properties, Inc.	212	1,999
Pebblebrook Hotel Trust	71	1,989
Equity One, Inc.	72	1,955
DuPont Fabros Technology, Inc.	61	1,939
Hancock Holding Co.	77	1,938
Glacier Bancorp, Inc.	73	1,937
Sterling Bancorp	118	1,913
DiamondRock Hospitality Co.	197	1,901
First Financial Bankshares, Inc.	63	1,901
Selective Insurance Group, Inc.	56	1,880
Columbia Banking System, Inc.	57	1,853
Evercore Partners, Inc. — Class A	34	1,837
New York REIT, Inc.	159	1,829
American Equity Investment Life Holding Co.	76	1,826
UMB Financial Corp.	39	1,815
Washington Real Estate Investment Trust	66	1,786
EastGroup Properties, Inc.	32	1,780
BGC Partners, Inc. — Class A	180	1,766
CVB Financial Corp.	104	1,760
WisdomTree Investments, Inc.	112	1,756
Ellie Mae, Inc.*	29	1,748
Pinnacle Financial Partners, Inc.	34	1,746
Capitol Federal Financial, Inc.	139	1,746
South State Corp.	24	1,727
Financial Engines, Inc.	51	1,718
National Penn Bancshares, Inc.	137	1,689
Xenia Hotels & Resorts, Inc.	110	1,686
PRA Group, Inc.*	48	1,665
Retail Opportunity Investments Corp.	93	1,665
PS Business Parks, Inc.	19	1,661
Alexander & Baldwin, Inc.	47	1,659
Lexington Realty Trust	202	1,616
Argo Group International Holdings Ltd.	27	1,615
Monogram Residential Trust, Inc.	164	1,601
Community Bank System, Inc.	40	1,598
WageWorks, Inc.*	35	1,588
Kemper Corp.	42	1,564
Old National Bancorp	115	1,559
Trustmark Corp.	67	1,544
EverBank Financial Corp.	95	1,518
Eagle Bancorp, Inc.*	30	1,514
LTC Properties, Inc.	35	1,510
Enstar Group Ltd.*	10	1,500
Simmons First National Corp. — Class A	29	1,489
Pennsylvania Real Estate Investment Trust	68	1,487
Invesco Mortgage Capital, Inc. REIT	120	1,487

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Chesapeake Lodging Trust	58	$1,459
Hilltop Holdings, Inc.*	75	1,442
Physicians Realty Trust	85	1,433
First Midwest Bancorp, Inc.	77	1,419
American Assets Trust, Inc.	37	1,419
Astoria Financial Corp.	89	1,411
Renasant Corp.	40	1,376
International Bancshares Corp.	53	1,361
CoreSite Realty Corp.	24	1,361
BBCN Bancorp, Inc.	78	1,343
Horace Mann Educators Corp.	40	1,327
Provident Financial Services, Inc.	65	1,310
Parkway Properties, Inc.	83	1,297
Ramco-Gershenson Properties Trust	77	1,279
Sabra Health Care REIT, Inc.	63	1,274
Aircastle Ltd.	61	1,274
Northwest Bancshares, Inc.	95	1,272
QTS Realty Trust, Inc. — Class A	28	1,263
BofI Holding, Inc.*	59	1,242
Hatteras Financial Corp. REIT	94	1,236
Select Income REIT	62	1,229
Potlatch Corp.	40	1,210
Independent Bank Corp.	26	1,210
Essent Group Ltd.*	55	1,204
Park National Corp.	13	1,175
NBT Bancorp, Inc.	42	1,171
Westamerica Bancorporation	25	1,169
Kearny Financial Corp.	92	1,166
STAG Industrial, Inc.	63	1,162
Great Western Bancorp, Inc.	40	1,162
LegacyTexas Financial Group, Inc.	46	1,151
HFF, Inc. — Class A	37	1,149
WesBanco, Inc.	38	1,141
Chemical Financial Corp.	33	1,131
PennyMac Mortgage Investment Trust	73	1,114
Third Point Reinsurance Ltd.*	83	1,113
CYS Investments, Inc.	156	1,112
First Financial Bancorp	61	1,102
Redwood Trust, Inc.	83	1,096
Government Properties Income Trust REIT	69	1,095
Ameris Bancorp	32	1,088
Union Bankshares Corp.	43	1,085
Beneficial Bancorp, Inc.*	80	1,066
S&T Bancorp, Inc.	34	1,048
Summit Hotel Properties, Inc.	86	1,028
FelCor Lodging Trust, Inc.	140	1,022
FCB Financial Holdings, Inc. — Class A*	28	1,002
St. Joe Co.*	54	1,000
Apollo Commercial Real Estate Finance, Inc.	58	998
ServisFirst Bancshares, Inc.	21	998
iStar, Inc.*	84	985
Hersha Hospitality Trust	45	979
AMERISAFE, Inc.	19	967
Banner Corp.	21	964
United Community Banks, Inc.	49	955
Navigators Group, Inc.*	11	944
First Merchants Corp.	37	941
TowneBank	45	939
Terreno Realty Corp.	41	927
Franklin Street Properties Corp.	89	921
Boston Private Financial Holdings, Inc.	81	919
Inland Real Estate Corp.	86	913
Talmer Bancorp, Inc. — Class A	50	906
Infinity Property & Casualty Corp.	11	905
Safety Insurance Group, Inc.	16	902
Rexford Industrial Realty, Inc.	54	883
FNFV Group*	78	876
WSFS Financial Corp.	27	874
MBIA, Inc.*	134	868
Stewart Information Services Corp.	23	859
ARMOUR Residential REIT, Inc.	39	849
Employers Holdings, Inc.	31	846
Berkshire Hills Bancorp, Inc.	29	844
Tompkins Financial Corp.	15	842
Investors Real Estate Trust	121	841
Colony Starwood Homes	37	838
National General Holdings Corp.	38	831
Greenhill & Company, Inc.	29	830
Virtus Investment Partners, Inc.	7	822
Capstead Mortgage Corp. REIT	94	822
New Senior Investment Group, Inc.	83	818
STORE Capital Corp.	35	812
Chatham Lodging Trust	39	799
First Commonwealth Financial Corp.	88	798
Wilshire Bancorp, Inc.	69	797
PHH Corp.*	49	794
Brookline Bancorp, Inc.	69	794
Nelnet, Inc. — Class A	23	772
Alexander’s, Inc.	2	768
United Fire Group, Inc.	20	766
Meridian Bancorp, Inc.	54	761
Encore Capital Group, Inc.*	26	756
Walker & Dunlop, Inc.*	26	749
Lakeland Financial Corp.	16	746
Maiden Holdings Ltd.	50	746
Universal Insurance Holdings, Inc.	32	742
Ocwen Financial Corp.*	106	739
State Bank Financial Corp.	35	736
Hanmi Financial Corp.	31	735
Northfield Bancorp, Inc.	45	716
BNC Bancorp	28	711
Oritani Financial Corp.	43	710
Customers Bancorp, Inc.*	26	708
Cardinal Financial Corp.	31	705
CenterState Banks, Inc.	45	704
American Capital Mortgage Investment Corp.	50	698

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Altisource Residential Corp.	56	$695
City Holding Co.	15	685
Capital Bank Financial Corp. — Class A	21	672
First Potomac Realty Trust	58	661
Sandy Spring Bancorp, Inc.	24	647
Cohen & Steers, Inc.	21	640
Yadkin Financial Corp.	25	629
Flushing Financial Corp.	29	628
Ambac Financial Group, Inc.*	44	620
United Financial Bancorp, Inc.	48	618
Monmouth Real Estate Investment Corp.	58	607
Piper Jaffray Cos.*	15	606
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	32	605
American Residential Properties, Inc.	32	605
TriCo Bancshares	22	604
Southside Bancshares, Inc.	25	601
Universal Health Realty Income Trust	12	600
Washington Trust Bancorp, Inc.	15	593
Cedar Realty Trust, Inc.	83	588
Investment Technology Group, Inc.	34	579
Agree Realty Corp.	17	577
TrustCo Bank Corp. NY	94	577
New York Mortgage Trust, Inc. REIT	107	570
Diamond Hill Investment Group, Inc.	3	567
Stock Yards Bancorp, Inc.	15	567
Cass Information Systems, Inc.	11	566
Heritage Financial Corp.	30	565
Silver Bay Realty Trust Corp.	36	564
First NBC Bank Holding Co.*	15	561
First Interstate BancSystem, Inc. — Class A	19	552
Greenlight Capital Re Ltd. — Class A*	29	543
Dime Community Bancshares, Inc.	31	542
ConnectOne Bancorp, Inc.	29	542
Enterprise Financial Services Corp.	19	539
Heartland Financial USA, Inc.	17	533
Banc of California, Inc.	36	526
Walter Investment Management Corp.*	37	526
1st Source Corp.	17	525
Community Trust Bancorp, Inc.	15	524
Rouse Properties, Inc.	36	524
Heritage Insurance Holdings, Inc.	24	524
Nationstar Mortgage Holdings, Inc.*	39	521
Urstadt Biddle Properties, Inc. — Class A	27	519
Ashford Hospitality Trust, Inc.	82	517
Bryn Mawr Bank Corp.	18	517
Saul Centers, Inc.	10	513
FBL Financial Group, Inc. — Class A	8	509
Central Pacific Financial Corp.	23	506
National Western Life Group, Inc. — Class A	2	504
MainSource Financial Group, Inc.	22	503
International. FCStone, Inc.*	15	502
Moelis & Co. — Class A	17	496
First Busey Corp.	24	495
Ladder Capital Corp. — Class A	39	484
CoBiz Financial, Inc.	36	483
HomeStreet, Inc.*	22	478
CareTrust REIT, Inc.	43	471
BancFirst Corp.	8	469
Pacific Premier Bancorp, Inc.*	22	468
Bridge Bancorp, Inc.	15	456
Great Southern Bancorp, Inc.	10	453
Anworth Mortgage Asset Corp.	103	448
RE/MAX Holdings, Inc. — Class A	12	448
CatchMark Timber Trust, Inc. — Class A	39	441
Flagstar Bancorp, Inc.*	19	439
Campus Crest Communities, Inc.*	64	435
German American Bancorp, Inc.	13	433
CU Bancorp*	17	431
Virtu Financial, Inc. — Class A	19	430
Blue Hills Bancorp, Inc.	28	429
Lakeland Bancorp, Inc.	36	424
Cowen Group, Inc. — Class A*	110	421
Western Asset Mortgage Capital Corp. REIT	41	419
KCG Holdings, Inc. — Class A*	34	419
Mercantile Bank Corp.	17	417
Westwood Holdings Group, Inc.	8	417
NewBridge Bancorp	34	414
Federated National Holding Co.	14	414
Getty Realty Corp.	24	412
InfraREIT, Inc.	22	407
Univest Corporation of Pennsylvania	19	396
Preferred Bank/Los Angeles CA	12	396
Resource Capital Corp.	31	396
Waterstone Financial, Inc.	28	395
National Storage Affiliates Trust	23	394
Financial Institutions, Inc.	14	392
Ashford Hospitality Prime, Inc.	27	392
HomeTrust Bancshares, Inc.*	19	385
Apollo Residential Mortgage, Inc.	32	382
Metro Bancorp, Inc.	12	377
First Financial Corp.	11	374
First BanCorp*	114	371
Opus Bank	10	370
OM Asset Management plc	24	368
Independent Bank Corp.	24	366
Altisource Portfolio Solutions S.A.*	13	362
Stonegate Bank	11	361
Forestar Group, Inc.*	33	361
First of Long Island Corp.	12	360
AG Mortgage Investment Trust, Inc.	28	360
Bank Mutual Corp.	46	359
Clifton Bancorp, Inc.	25	359
Fidelity Southern Corp.	16	357
Citizens, Inc.*	48	357
First Bancorp	19	356

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Marcus & Millichap, Inc.*	12	$350
Anchor BanCorp Wisconsin, Inc.*	8	348
Seacoast Banking Corporation of Florida*	23	345
Suffolk Bancorp	12	340
First Defiance Financial Corp.	9	340
Peoples Bancorp, Inc.	18	339
Southwest Bancorp, Inc.	19	332
NMI Holdings, Inc. — Class A*	49	332
Whitestone REIT — Class B	27	324
OFG Bancorp	44	322
Park Sterling Corp.	44	322
Bank of Marin Bancorp	6	320
Independent Bank Group, Inc.	10	320
United Development Funding IV	29	319
First Community Bancshares, Inc.	17	317
West Bancorporation, Inc.	16	316
Federal Agricultural Mortgage Corp. — Class C	10	316
Houlihan Lokey, Inc.	12	315
Peapack Gladstone Financial Corp.	15	309
Ares Commercial Real Estate Corp.	27	309
State Auto Financial Corp.	15	309
Camden National Corp.	7	309
Horizon Bancorp	11	308
Dynex Capital, Inc.	48	305
Arlington Asset Investment Corp. — Class A	23	304
State National Companies, Inc.	31	304
Pacific Continental Corp.	20	298
World Acceptance Corp.*	8	297
TriState Capital Holdings, Inc.*	21	294
Gladstone Commercial Corp.	20	292
QCR Holdings, Inc.	12	291
United Insurance Holdings Corp.	17	291
Preferred Apartment Communities, Inc. — Class A	22	288
Ladenburg Thalmann Financial Services, Inc.*	104	287
National Bankshares, Inc.	8	284
United Community Financial Corp.	48	283
HCI Group, Inc.	8	279
First Connecticut Bancorp, Inc.	16	279
Meta Financial Group, Inc.	6	276
OneBeacon Insurance Group Ltd. — Class A	22	273
Arrow Financial Corp.	10	272
Peoples Financial Services Corp.	7	267
Republic Bancorp, Inc. — Class A	10	264
Armada Hoffler Properties, Inc.	25	262
OceanFirst Financial Corp.	13	260
GAIN Capital Holdings, Inc.	32	260
One Liberty Properties, Inc.	12	258
Fidelity & Guaranty Life	10	254
CNB Financial Corp.	14	252
Citizens & Northern Corp.	12	252
Heritage Commerce Corp.	21	251
NexPoint Residential Trust, Inc.	19	249
Guaranty Bancorp	15	248
Triumph Bancorp, Inc.*	15	248
MidWestOne Financial Group, Inc.	8	243
Easterly Government Properties, Inc.	14	241
FRP Holdings, Inc.*	7	238
Independence Realty Trust, Inc.	31	233
UMH Properties, Inc.	23	233
RAIT Financial Trust	86	232
Global Indemnity plc — Class A*	8	232
American National Bankshares, Inc.	9	230
Old Second Bancorp, Inc.*	29	227
BankFinancial Corp.	18	227
First Bancorp, Inc.	11	225
Fox Chase Bancorp, Inc.	11	223
Territorial Bancorp, Inc.	8	222
Real Industry, Inc.*	27	216
Baldwin & Lyons, Inc. — Class B	9	216
Acacia Research Corp.	50	215
Bluerock Residential Growth REIT, Inc.	18	213
Penns Woods Bancorp, Inc.	5	212
Charter Financial Corp.	16	211
Consolidated-Tomoka Land Co.	4	211
Orchid Island Capital, Inc.	21	209
NewStar Financial, Inc.*	23	207
Bar Harbor Bankshares	6	207
Bancorp, Inc.*	32	204
EMC Insurance Group, Inc.	8	202
First Business Financial Services, Inc.	8	200
Atlas Financial Holdings, Inc.*	10	199
Ames National Corp.	8	194
Sierra Bancorp	11	194
Farmers Capital Bank Corp.*	7	190
Franklin Financial Network, Inc.*	6	188
BSB Bancorp, Inc.*	8	187
National Interstate Corp.	7	187
GAMCO Investors, Inc. — Class A	6	186
Sun Bancorp, Inc.*	9	186
PennyMac Financial Services, Inc. — Class A*	12	184
Heritage Oaks Bancorp	23	184
Associated Capital Group, Inc. — Class A*	6	183
Enterprise Bancorp, Inc.	8	183
Cascade Bancorp*	30	182
Trupanion, Inc.*	18	176
National Commerce Corp.*	7	175
Calamos Asset Management, Inc. — Class A	18	174
Oppenheimer Holdings, Inc. — Class A	10	174
Enova International, Inc.*	26	172
Regional Management Corp.*	11	170
eHealth, Inc.*	17	169
Capital City Bank Group, Inc.	11	169
Hallmark Financial Services, Inc.*	14	164
CorEnergy Infrastructure Trust, Inc.	11	163
Impac Mortgage Holdings, Inc.*	9	162

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

CommunityOne Bancorp*	12	$162
Merchants Bancshares, Inc.	5	157
Crawford & Co. — Class B	28	149
C1 Financial, Inc.*	6	145
Marlin Business Services Corp.	9	145
Access National Corp.	7	143
Century Bancorp, Inc. — Class A	3	130
Bear State Financial, Inc.*	12	130
On Deck Capital, Inc.*	12	124
Hingham Institution for Savings	1	120
Donegal Group, Inc. — Class A	8	113
Green Bancorp, Inc.*	10	105
Pzena Investment Management, Inc. — Class A	12	103
Independence Holding Co.	7	97
Stonegate Mortgage Corp.*	14	76
Hampton Roads Bankshares, Inc.*	34	63
Great Ajax Corp.	5	61
Ashford, Inc.*	1	53
BBX Capital Corp. — Class A*	3	47
CIFC LLC	7	39
Kansas City Life Insurance Co.	1	38
ZAIS Group Holdings, Inc.*	4	37
People’s Utah Bancorp	2	34
Medley Management, Inc. — Class A	6	34
RMR Group, Inc. — Class A*	2	33
JG Wentworth Co. — Class A*	14	25
Fifth Street Asset Management, Inc.	6	20
Altisource Asset Management Corp.*	1	17
RCS Capital Corp. — Class A*	49	15
Live Oak Bancshares, Inc.	1	14
Total Financial		424,419

Consumer, Non-cyclical - 13.7%
STERIS plc	83	6,253
Dyax Corp.*	143	5,381
Neurocrine Biosciences, Inc.*	83	4,695
Anacor Pharmaceuticals, Inc.*	40	4,519
Ultragenyx Pharmaceutical, Inc.*	38	4,264
West Pharmaceutical Services, Inc.	70	4,215
Amsurg Corp. — Class A*	52	3,952
Post Holdings, Inc.*	60	3,702
Euronet Worldwide, Inc.*	51	3,694
PAREXEL International Corp.*	54	3,678
ABIOMED, Inc.*	40	3,611
Heartland Payment Systems, Inc.	36	3,414
WellCare Health Plans, Inc.*	43	3,363
TreeHouse Foods, Inc.*	42	3,295
HealthSouth Corp.	90	3,133
Team Health Holdings, Inc.*	71	3,116
Impax Laboratories, Inc.*	71	3,036
Myriad Genetics, Inc.*	68	2,935
ACADIA Pharmaceuticals, Inc.*	78	2,781
Pacira Pharmaceuticals, Inc.*	36	2,764
Prestige Brands Holdings, Inc.*	52	2,677
Deluxe Corp.	49	2,673
Helen of Troy Ltd.*	28	2,639
Cimpress N.V.*	32	2,596
Cepheid*	71	2,594
LivaNova plc*	43	2,552
Chemed Corp.	17	2,547
NuVasive, Inc.*	47	2,542
Bright Horizons Family Solutions, Inc.*	37	2,471
Healthcare Services Group, Inc.	69	2,406
Molina Healthcare, Inc.*	40	2,405
Medicines Co.*	64	2,390
Portola Pharmaceuticals, Inc.*	45	2,315
On Assignment, Inc.*	51	2,292
Novavax, Inc.*	263	2,207
Owens & Minor, Inc.	61	2,195
Nektar Therapeutics*	129	2,174
Cantel Medical Corp.	34	2,113
Wright Medical Group N.V.*	87	2,104
Advisory Board Co.*	42	2,083
Insulet Corp.*	55	2,079
Lancaster Colony Corp.	18	2,079
Monro Muffler Brake, Inc.	31	2,053
Catalent, Inc.*	82	2,052
Prothena Corporation plc*	30	2,042
Neogen Corp.*	36	2,035
CEB, Inc.	33	2,026
Boston Beer Company, Inc. — Class A*	10	2,019
Vector Group Ltd.	84	1,981
Radius Health, Inc.*	32	1,969
B&G Foods, Inc.	56	1,961
United Natural Foods, Inc.*	49	1,929
Globus Medical, Inc. — Class A*	67	1,864
Grand Canyon Education, Inc.*	46	1,846
Ligand Pharmaceuticals, Inc. — Class B*	17	1,843
Integra LifeSciences Holdings Corp.*	27	1,829
Ophthotech Corp.*	23	1,806
Halozyme Therapeutics, Inc.*	104	1,802
Masimo Corp.*	43	1,785
Acorda Therapeutics, Inc.*	41	1,754
J&J Snack Foods Corp.	15	1,751
SUPERVALU, Inc.*	258	1,750
Kite Pharma, Inc.*	28	1,725
Matthews International Corp. — Class A	32	1,710
Sanderson Farms, Inc.	22	1,705
Darling Ingredients, Inc.*	162	1,704
Korn/Ferry International	50	1,659
Haemonetics Corp.*	51	1,644
Air Methods Corp.*	39	1,635
Snyder’s-Lance, Inc.	47	1,612
Dean Foods Co.	93	1,594
ICU Medical, Inc.*	14	1,579
Sotheby’s	61	1,571

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

DeVry Education Group, Inc.	62	$1,569
ABM Industries, Inc.	55	1,566
Sarepta Therapeutics, Inc.*	40	1,543
Magellan Health, Inc.*	25	1,542
Natus Medical, Inc.*	32	1,538
Halyard Health, Inc.*	46	1,537
Celldex Therapeutics, Inc.*	97	1,521
Cardtronics, Inc.*	44	1,481
Cambrex Corp.*	31	1,459
AMN Healthcare Services, Inc.*	47	1,459
Ironwood Pharmaceuticals, Inc. — Class A*	124	1,437
FTI Consulting, Inc.*	41	1,421
FibroGen, Inc.*	46	1,402
Intra-Cellular Therapies, Inc.*	26	1,399
Cal-Maine Foods, Inc.	30	1,390
Brink’s Co.	48	1,386
WD-40 Co.	14	1,381
Huron Consulting Group, Inc.*	23	1,366
Travelport Worldwide Ltd.	104	1,342
NxStage Medical, Inc.*	61	1,337
LifeLock, Inc.*	93	1,335
TherapeuticsMD, Inc.*	124	1,286
Fresh Del Monte Produce, Inc.	33	1,283
Greatbatch, Inc.*	24	1,260
Achillion Pharmaceuticals, Inc.*	116	1,252
Universal Corp.	22	1,234
Diplomat Pharmacy, Inc.*	36	1,232
Select Medical Holdings Corp.	103	1,226
Abaxis, Inc.	22	1,225
TESARO, Inc.*	23	1,203
Emergent BioSolutions, Inc.*	30	1,200
CONMED Corp.	27	1,189
Exelixis, Inc.*	210	1,184
ImmunoGen, Inc.*	84	1,140
Ensign Group, Inc.	50	1,131
Amedisys, Inc.*	28	1,101
Amicus Therapeutics, Inc.*	113	1,096
ExamWorks Group, Inc.*	41	1,090
Insmed, Inc.*	60	1,089
Nevro Corp.*	16	1,080
HMS Holdings Corp.*	87	1,074
EVERTEC, Inc.	64	1,071
PTC Therapeutics, Inc.*	33	1,069
TrueBlue, Inc.*	41	1,056
Depomed, Inc.*	58	1,052
PharMerica Corp.*	30	1,050
Lannett Company, Inc.*	26	1,043
ARIAD Pharmaceuticals, Inc.*	164	1,025
Diamond Foods, Inc.*	26	1,002
MiMedx Group, Inc.*	106	993
Fresh Market, Inc.*	42	984
Cynosure, Inc. — Class A*	22	983
Kindred Healthcare, Inc.	82	977
Acceleron Pharma, Inc.*	20	975
AMAG Pharmaceuticals, Inc.*	32	966
Cempra, Inc.*	31	965
Clovis Oncology, Inc.*	27	945
ZIOPHARM Oncology, Inc.*	113	939
MacroGenics, Inc.*	30	928
Insperity, Inc.	19	915
Tumi Holdings, Inc.*	55	915
Zeltiq Aesthetics, Inc.*	32	913
Coca-Cola Bottling Company Consolidated	5	912
Analogic Corp.	11	909
Relypsa, Inc.*	32	907
PRA Health Sciences, Inc.*	20	905
Repligen Corp.*	32	905
HealthEquity, Inc.*	36	903
Luminex Corp.*	42	898
Momenta Pharmaceuticals, Inc.*	60	890
Andersons, Inc.	28	886
Theravance, Inc.	83	875
Exact Sciences Corp.*	94	868
Merrimack Pharmaceuticals, Inc.*	108	853
Meridian Bioscience, Inc.	41	841
Surgical Care Affiliates, Inc.*	21	836
Five Prime Therapeutics, Inc.*	20	829
Dynavax Technologies Corp.*	34	820
Sage Therapeutics, Inc.*	14	815
HeartWare International, Inc.*	16	806
SpartanNash Co.	37	801
TriNet Group, Inc.*	41	793
Pacific Biosciences of California, Inc.*	60	787
Merit Medical Systems, Inc.*	42	781
Rent-A-Center, Inc.	52	778
Heron Therapeutics, Inc.*	29	774
Navigant Consulting, Inc.*	48	771
ACCO Brands Corp.*	108	770
Affymetrix, Inc.*	76	767
USANA Health Sciences, Inc.*	6	767
Alder Biopharmaceuticals, Inc.*	23	759
Geron Corp.*	155	750
Calavo Growers, Inc.	15	735
BioCryst Pharmaceuticals, Inc.*	71	733
NewLink Genetics Corp.*	20	728
Green Dot Corp. — Class A*	44	722
Multi-Color Corp.	12	718
Apollo Education Group, Inc. — Class A*	93	713
ICF International, Inc.*	20	711
Eagle Pharmaceuticals, Inc.*	8	709
Orthofix International N.V.*	18	706
Strayer Education, Inc.*	11	661
Insys Therapeutics, Inc.*	23	658
US Physical Therapy, Inc.	12	645
Endologix, Inc.*	65	644
Team, Inc.*	20	639

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Retrophin, Inc.*	33	$637
Incorporated Research Holdings, Inc. — Class A*	13	631
Sangamo BioSciences, Inc.*	69	630
AtriCure, Inc.*	28	628
NutriSystem, Inc.	29	628
Spectranetics Corp.*	41	617
Ingles Markets, Inc. — Class A	14	617
National Healthcare Corp.	10	617
Providence Service Corp.*	13	610
Paylocity Holding Corp.*	15	608
Kforce, Inc.	24	607
Capital Senior Living Corp.*	29	605
Resources Connection, Inc.	37	605
McGrath RentCorp	24	605
Inogen, Inc.*	15	601
Genomic Health, Inc.*	17	598
Cerus Corp.*	94	594
Quidel Corp.*	28	594
Boulder Brands, Inc.*	54	593
Weight Watchers International, Inc.*	26	593
Array BioPharma, Inc.*	139	587
Vascular Solutions, Inc.*	17	585
RPX Corp.*	53	583
Omeros Corp.*	37	582
LDR Holding Corp.*	23	578
Hanger, Inc.*	35	576
Triple-S Management Corp. — Class B*	24	574
Central Garden & Pet Co. — Class A*	42	571
PDL BioPharma, Inc.	161	570
Tootsie Roll Industries, Inc.	18	569
Viad Corp.	20	565
Synergy Pharmaceuticals, Inc.*	99	561
Invacare Corp.	32	556
Capella Education Co.	12	555
Revance Therapeutics, Inc.*	16	547
Lexicon Pharmaceuticals, Inc.*	41	546
LHC Group, Inc.*	12	543
Anika Therapeutics, Inc.*	14	534
Weis Markets, Inc.	12	532
Enanta Pharmaceuticals, Inc.*	16	528
Coherus Biosciences, Inc.*	23	528
Accuray, Inc.*	77	520
Monster Worldwide, Inc.*	90	516
Keryx Biopharmaceuticals, Inc.*	102	515
Phibro Animal Health Corp. — Class A	17	512
Rockwell Medical, Inc.*	50	512
Cross Country Healthcare, Inc.*	31	508
National Beverage Corp.*	11	500
Heidrick & Struggles International, Inc.	18	490
Aerie Pharmaceuticals, Inc.*	20	487
CBIZ, Inc.*	49	483
Inovio Pharmaceuticals, Inc.*	71	477
Albany Molecular Research, Inc.*	24	476
Accelerate Diagnostics, Inc.*	22	473
Cardiovascular Systems, Inc.*	31	469
Kelly Services, Inc. — Class A	29	468
Omega Protein Corp.*	21	466
Ennis, Inc.	24	462
Supernus Pharmaceuticals, Inc.*	34	457
Smart & Final Stores, Inc.*	25	455
SciClone Pharmaceuticals, Inc.*	49	451
Arena Pharmaceuticals, Inc.*	237	450
Dermira, Inc.*	13	450
Atara Biotherapeutics, Inc.*	17	449
Epizyme, Inc.*	28	449
LendingTree, Inc.*	5	446
Amphastar Pharmaceuticals, Inc.*	31	441
John B Sanfilippo & Son, Inc.	8	432
TG Therapeutics, Inc.*	35	418
NeoGenomics, Inc.*	53	417
Progenics Pharmaceuticals, Inc.*	68	417
Otonomy, Inc.*	15	416
Sucampo Pharmaceuticals, Inc. — Class A*	24	415
Theravance Biopharma, Inc.*	25	410
Xencor, Inc.*	28	409
SP Plus Corp.*	17	406
Raptor Pharmaceutical Corp.*	78	406
Inter Parfums, Inc.	17	406
Chimerix, Inc.*	45	403
Healthways, Inc.*	31	399
Wausau Paper Corp.	39	399
Spectrum Pharmaceuticals, Inc.*	65	392
Hackett Group, Inc.	24	386
Vanda Pharmaceuticals, Inc.*	41	382
Atrion Corp.	1	381
Infinity Pharmaceuticals, Inc.*	48	377
Performance Food Group Co.*	16	370
James River Group Holdings Ltd.	11	369
Teligent, Inc.*	41	365
Arrowhead Research Corp.*	59	363
Spark Therapeutics, Inc.*	8	362
Carriage Services, Inc. — Class A	15	362
Tetraphase Pharmaceuticals, Inc.*	36	361
ANI Pharmaceuticals, Inc.*	8	361
OncoMed Pharmaceuticals, Inc.*	16	361
OraSure Technologies, Inc.*	56	361
Intersect ENT, Inc.*	16	360
Cytokinetics, Inc.*	34	356
CorVel Corp.*	8	351
MannKind Corp.*	242	351
Sagent Pharmaceuticals, Inc.*	22	350
Akebia Therapeutics, Inc.*	27	349
Civitas Solutions, Inc.*	12	345
Ocata Therapeutics, Inc.*	41	345
Universal American Corp.	49	343

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Agenus, Inc.*	75	$341
Lion Biotechnologies, Inc.*	44	340
K2M Group Holdings, Inc.*	17	336
Medifast, Inc.	11	334
GenMark Diagnostics, Inc.*	42	326
La Jolla Pharmaceutical Co.*	12	324
Curis, Inc.*	110	320
XenoPort, Inc.*	58	318
Chefs’ Warehouse, Inc.*	19	317
BioTelemetry, Inc.*	27	315
Esperion Therapeutics, Inc.*	14	312
Zogenix, Inc.*	21	310
Surgery Partners, Inc.*	15	307
Revlon, Inc. — Class A*	11	306
Barrett Business Services, Inc.	7	305
Karyopharm Therapeutics, Inc.*	23	305
Corcept Therapeutics, Inc.*	61	304
AngioDynamics, Inc.*	25	304
American Public Education, Inc.*	16	298
Landauer, Inc.	9	296
Advaxis, Inc.*	29	292
Immunomedics, Inc.*	95	292
Cara Therapeutics, Inc.*	17	287
Versartis, Inc.*	23	285
Forrester Research, Inc.	10	285
Concert Pharmaceuticals, Inc.*	15	285
Mirati Therapeutics, Inc.*	9	284
Adamas Pharmaceuticals, Inc.*	10	283
K12, Inc.*	32	282
Ignyta, Inc.*	21	281
Everi Holdings, Inc.*	64	281
Adeptus Health, Inc. — Class A*	5	273
Ardelyx, Inc.*	15	272
STAAR Surgical Co.*	38	271
Flexion Therapeutics, Inc.*	14	270
CryoLife, Inc.	25	270
Penumbra, Inc.*	5	269
Natural Health Trends Corp.	8	268
Tejon Ranch Co.*	14	268
Almost Family, Inc.*	7	268
ServiceSource International, Inc.*	58	267
Rigel Pharmaceuticals, Inc.*	87	264
SurModics, Inc.*	13	264
Blueprint Medicines Corp.*	10	263
Trevena, Inc.*	25	263
Sorrento Therapeutics, Inc.*	30	261
Idera Pharmaceuticals, Inc.*	84	260
MGP Ingredients, Inc.	10	260
Farmer Brothers Co.*	8	258
Elizabeth Arden, Inc.*	26	257
CSS Industries, Inc.	9	255
Quad/Graphics, Inc.	27	251
Seres Therapeutics, Inc.*	7	246
Durect Corp.*	111	245
Regulus Therapeutics, Inc.*	28	244
Organovo Holdings, Inc.*	98	244
Aegerion Pharmaceuticals, Inc.*	24	242
Career Education Corp.*	66	240
Vitae Pharmaceuticals, Inc.*	13	235
Utah Medical Products, Inc.	4	234
Great Lakes Dredge & Dock Corp.*	59	234
Heska Corp.*	6	232
Foundation Medicine, Inc.*	11	232
Oxford Immunotec Global plc*	20	230
Peregrine Pharmaceuticals, Inc.*	196	229
Paratek Pharmaceuticals, Inc.*	12	228
ChemoCentryx, Inc.*	28	227
Global Blood Therapeutics, Inc.*	7	226
Aduro Biotech, Inc.*	8	225
OvaScience, Inc.*	23	225
RTI Surgical, Inc.*	56	222
Immune Design Corp.*	11	221
BioDelivery Sciences International, Inc.*	46	220
Galena Biopharma, Inc.*	148	218
Ascent Capital Group, Inc. — Class A*	13	217
Cellular Biomedicine Group, Inc.*	10	215
BioSpecifics Technologies Corp.*	5	215
BioTime, Inc.*	52	213
Vectrus, Inc.*	10	209
LeMaitre Vascular, Inc.	12	207
Nutraceutical International Corp.*	8	207
Oncothyreon, Inc.*	93	206
RadNet, Inc.*	33	204
Aimmune Therapeutics, Inc.*	11	203
Seneca Foods Corp. — Class A*	7	203
Foamix Pharmaceuticals Ltd.*	25	203
CTI BioPharma Corp.*	164	202
Catalyst Pharmaceuticals, Inc.*	82	201
Franklin Covey Co.*	12	201
Tandem Diabetes Care, Inc.*	17	201
Anthera Pharmaceuticals, Inc.*	43	200
Loxo Oncology, Inc.*	7	199
Pfenex, Inc.*	16	198
POZEN, Inc.*	29	198
Navidea Biopharmaceuticals, Inc.*	148	197
Collegium Pharmaceutical, Inc.*	7	193
Sequenom, Inc.*	115	189
MoneyGram International, Inc.*	30	188
InVivo Therapeutics Holdings Corp.*	26	187
Osiris Therapeutics, Inc.	18	187
Village Super Market, Inc. — Class A	7	184
Vital Therapies, Inc.*	16	184
Antares Pharma, Inc.*	152	184
Applied Genetic Technologies Corp.*	9	184
Natural Grocers by Vitamin Cottage, Inc.*	9	183
Exactech, Inc.*	10	182

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Avalanche Biotechnologies, Inc.*	19	$181
Axovant Sciences Ltd.*	10	180
Dicerna Pharmaceuticals, Inc.*	15	178
ARC Document Solutions, Inc.*	40	177
NanoString Technologies, Inc.*	12	177
Orexigen Therapeutics, Inc.*	101	174
CytRx Corp.*	64	170
CRA International, Inc.*	9	168
Cutera, Inc.*	13	166
Civeo Corp.*	117	166
Limoneira Co.	11	164
Bellicum Pharmaceuticals, Inc.*	8	162
Senomyx, Inc.*	43	162
Aratana Therapeutics, Inc.*	29	162
National Research Corp. — Class A	10	160
Trovagene, Inc.*	29	157
Alico, Inc.	4	155
PFSweb, Inc.*	12	154
AAC Holdings, Inc.*	8	152
Endocyte, Inc.*	37	148
Electro Rent Corp.	16	147
Northwest Biotherapeutics, Inc.*	45	144
Liberty Tax, Inc.	6	143
Ocular Therapeutix, Inc.*	15	141
Addus HomeCare Corp.*	6	140
SeaSpine Holdings Corp.*	8	137
Care.com, Inc.*	19	136
Inventure Foods, Inc.*	19	135
Five Star Quality Care, Inc.*	42	134
Bridgepoint Education, Inc.*	17	129
Pernix Therapeutics Holdings, Inc.*	43	127
Genesis Healthcare, Inc.*	36	125
Proteon Therapeutics, Inc.*	8	124
XOMA Corp.*	90	120
BioScrip, Inc.*	68	119
Fibrocell Science, Inc.*	26	118
Harvard Bioscience, Inc.*	33	115
Assembly Biosciences, Inc.*	15	113
Collectors Universe, Inc.	7	109
Affimed N.V.*	15	107
TransEnterix, Inc.*	43	107
VIVUS, Inc.*	102	104
Medgenics, Inc.*	17	102
Nature’s Sunshine Products, Inc.	10	101
T2 Biosystems, Inc.*	9	98
Universal Technical Institute, Inc.	21	98
Agile Therapeutics, Inc.*	10	98
Genocea Biosciences, Inc.*	18	95
Stemline Therapeutics, Inc.*	15	95
CDI Corp.	14	95
Zafgen, Inc.*	15	94
Synutra International, Inc.*	20	94
Veracyte, Inc.*	13	94
Nobilis Health Corp.*	32	90
Teladoc, Inc.*	5	90
Tokai Pharmaceuticals, Inc.*	10	87
Cidara Therapeutics, Inc.*	5	86
Entellus Medical, Inc.*	5	84
Calithera Biosciences, Inc.*	11	84
iRadimed Corp.*	3	84
Craft Brew Alliance, Inc.*	10	84
Pendrell Corp.*	164	82
Neff Corp. — Class A*	10	77
Second Sight Medical Products, Inc.*	13	77
Volt Information Sciences, Inc.*	9	73
Alimera Sciences, Inc.*	30	73
ConforMIS, Inc.*	4	69
Corium International, Inc.*	8	65
Cambium Learning Group, Inc.*	13	63
CorMedix, Inc.*	31	63
aTyr Pharma, Inc.*	6	59
Verastem, Inc.*	31	58
Invitae Corp.*	7	57
Unilife Corp.*	113	56
Lifeway Foods, Inc.*	5	56
Alliance HealthCare Services, Inc.*	6	55
Patriot National, Inc.*	8	54
Glaukos Corp.*	2	49
Amplify Snack Brands, Inc.*	4	46
XBiotech, Inc.*	4	43
Carbylan Therapeutics, Inc.*	12	43
Natera, Inc.*	4	43
CytomX Therapeutics, Inc.*	2	42
Asterias Biotherapeutics, Inc.*	10	39
Chiasma, Inc.*	2	39
Sientra, Inc.*	6	36
Abeona Therapeutics, Inc.*	10	34
Alarm.com Holdings, Inc.*	2	33
CPI Card Group, Inc.*	3	32
Synta Pharmaceuticals Corp.*	90	32
Threshold Pharmaceuticals, Inc.*	62	30
Aclaris Therapeutics, Inc.*	1	27
Arcadia Biosciences, Inc.*	8	24
Novocure Ltd.*	1	22
Voyager Therapeutics, Inc.*	1	22
Tobira Therapeutics, Inc.*	2	20
NantKwest, Inc.*	1	17
REGENXBIO, Inc.*	1	17
Neos Therapeutics, Inc.*	1	14
Fairway Group Holdings Corp.*	20	13
Edge Therapeutics, Inc.*	1	13
Dimension Therapeutics, Inc.*	1	11
OPKO Health, Inc.*	1	10
SFX Entertainment, Inc.*	49	9
Invuity, Inc.*	1	9
Nivalis Therapeutics, Inc.*	1	8

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Lantheus Holdings, Inc.*	1	$3
Total Consumer, Non-cyclical		380,532

Consumer, Cyclical - 7.4%
Vail Resorts, Inc.	36	4,608
Casey’s General Stores, Inc.	38	4,577
Pool Corp.	42	3,392
Burlington Stores, Inc.*	74	3,176
Buffalo Wild Wings, Inc.*	19	3,034
American Eagle Outfitters, Inc.	193	2,992
CalAtlantic Group, Inc.	76	2,881
Jack in the Box, Inc.	37	2,839
Restoration Hardware Holdings, Inc.*	33	2,621
Tenneco, Inc.*	57	2,616
Texas Roadhouse, Inc. — Class A	68	2,432
Cracker Barrel Old Country Store, Inc.	19	2,410
Lithia Motors, Inc. — Class A	22	2,348
Liberty TripAdvisor Holdings, Inc. — Class A*	74	2,245
Cooper Tire & Rubber Co.	58	2,195
Allegiant Travel Co. — Class A	13	2,181
Cheesecake Factory, Inc.	47	2,167
Dana Holding Corp.	151	2,084
Bloomin’ Brands, Inc.	122	2,061
TRI Pointe Group, Inc.*	159	2,014
Beacon Roofing Supply, Inc.*	48	1,977
DreamWorks Animation SKG, Inc. — Class A*	75	1,933
Big Lots, Inc.	49	1,888
Core-Mark Holding Company, Inc.	23	1,885
Pinnacle Entertainment, Inc.*	60	1,868
Abercrombie & Fitch Co. — Class A	69	1,863
Churchill Downs, Inc.	13	1,839
Group 1 Automotive, Inc.	23	1,741
Five Below, Inc.*	54	1,733
G-III Apparel Group Ltd.*	39	1,727
Herman Miller, Inc.	59	1,693
Wolverine World Wide, Inc.	101	1,687
Asbury Automotive Group, Inc.*	25	1,686
Ascena Retail Group, Inc.*	169	1,665
Hawaiian Holdings, Inc.*	47	1,661
Steven Madden Ltd.*	54	1,632
HSN, Inc.	32	1,621
Sonic Corp.	50	1,616
Gentherm, Inc.*	34	1,612
HNI Corp.	44	1,587
PriceSmart, Inc.	19	1,577
Papa John’s International, Inc.	28	1,564
UniFirst Corp.	15	1,563
Deckers Outdoor Corp.*	33	1,558
Boyd Gaming Corp.*	78	1,550
Chico’s FAS, Inc.	141	1,504
Marriott Vacations Worldwide Corp.	26	1,481
DineEquity, Inc.	17	1,439
Express, Inc.*	83	1,434
American Axle & Manufacturing Holdings, Inc.*	75	1,421
Mobile Mini, Inc.	44	1,370
Columbia Sportswear Co.	28	1,365
Genesco, Inc.*	24	1,364
Popeyes Louisiana Kitchen, Inc.*	23	1,346
SeaWorld Entertainment, Inc.	67	1,319
Meritage Homes Corp.*	38	1,291
Penn National Gaming, Inc.*	79	1,266
G&K Services, Inc. — Class A	20	1,258
La Quinta Holdings, Inc.*	92	1,252
Interface, Inc. — Class A	65	1,244
Essendant, Inc.	38	1,235
Dorman Products, Inc.*	26	1,234
Steelcase, Inc. — Class A	82	1,222
La-Z-Boy, Inc.	50	1,220
Children’s Place, Inc.	21	1,159
Caleres, Inc.	43	1,153
Guess?, Inc.	61	1,152
Select Comfort Corp.*	52	1,113
First Cash Financial Services, Inc.*	28	1,047
Diamond Resorts International, Inc.*	41	1,046
American Woodmark Corp.*	13	1,040
iRobot Corp.*	29	1,027
Cooper-Standard Holding, Inc.*	13	1,008
Pep Boys-Manny Moe & Jack*	53	976
KB Home	79	974
MDC Holdings, Inc.	38	970
Cato Corp. — Class A	26	957
SkyWest, Inc.	50	951
Krispy Kreme Doughnuts, Inc.*	63	949
Vitamin Shoppe, Inc.*	29	948
National CineMedia, Inc.	60	942
Virgin America, Inc.*	26	936
Dave & Buster’s Entertainment, Inc.*	22	918
BJ’s Restaurants, Inc.*	21	913
International Speedway Corp. — Class A	27	910
Belmond Ltd. — Class A*	95	903
Knoll, Inc.	48	902
Oxford Industries, Inc.	14	893
Mattress Firm Holding Corp.*	20	893
Fiesta Restaurant Group, Inc.*	26	874
Red Robin Gourmet Burgers, Inc.*	14	864
Buckle, Inc.	28	862
ScanSource, Inc.*	26	838
TiVo, Inc.*	95	820
Denny’s Corp.*	83	816
Bob Evans Farms, Inc.	21	816
Finish Line, Inc. — Class A	44	796
Meritor, Inc.*	95	793
ClubCorp Holdings, Inc.	43	786
Wabash National Corp.*	66	781
Crocs, Inc.*	75	768
Rush Enterprises, Inc. — Class A*	35	766

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Standard Motor Products, Inc.	20	$760
Cavco Industries, Inc.*	9	750
Cash America International, Inc.	25	749
Wesco Aircraft Holdings, Inc.*	61	730
Sonic Automotive, Inc. — Class A	32	728
Universal Electronics, Inc.*	14	719
Callaway Golf Co.	76	716
Francesca’s Holdings Corp.*	41	714
Ethan Allen Interiors, Inc.	25	696
Men’s Wearhouse, Inc.	47	690
Hibbett Sports, Inc.*	22	666
Outerwall, Inc.	17	621
BMC Stock Holdings, Inc.*	37	619
Motorcar Parts of America, Inc.*	18	609
Fred’s, Inc. — Class A	37	606
Interval Leisure Group, Inc.	38	593
Tower International, Inc.	20	571
Rentrak Corp.*	12	570
Conn’s, Inc.*	24	563
Carmike Cinemas, Inc.*	24	551
H&E Equipment Services, Inc.	31	542
Ruth’s Hospitality Group, Inc.	34	541
Zoe’s Kitchen, Inc.*	19	532
M/I Homes, Inc.*	24	526
Nautilus, Inc.*	31	518
Winnebago Industries, Inc.	26	517
AMC Entertainment Holdings, Inc. — Class A	21	504
Chuy’s Holdings, Inc.*	16	501
Taylor Morrison Home Corp. — Class A*	31	496
Regis Corp.*	35	495
Installed Building Products, Inc.*	19	472
Libbey, Inc.	22	469
Lumber Liquidators Holdings, Inc.*	27	469
Douglas Dynamics, Inc.	22	464
MarineMax, Inc.*	25	460
Pier 1 Imports, Inc.	89	453
Tile Shop Holdings, Inc.*	27	443
Scientific Games Corp. — Class A*	49	440
Barnes & Noble, Inc.	50	436
Caesars Entertainment Corp.*	55	434
Performance Sports Group Ltd.*	45	433
Navistar International Corp.*	49	433
Haverty Furniture Companies, Inc.	20	429
Modine Manufacturing Co.*	47	425
Superior Industries International, Inc.	23	424
Unifi, Inc.*	15	422
Movado Group, Inc.	16	411
Carrols Restaurant Group, Inc.*	35	411
DTS, Inc.*	17	384
Del Frisco’s Restaurant Group, Inc.*	23	368
Shoe Carnival, Inc.	15	348
PetMed Express, Inc.	20	343
Marcus Corp.	18	341
LGI Homes, Inc.*	14	341
Ruby Tuesday, Inc.*	61	336
Kimball International, Inc. — Class B	34	332
Daktronics, Inc.	38	331
Vera Bradley, Inc.*	21	331
William Lyon Homes — Class A*	20	330
Biglari Holdings, Inc.*	1	326
Party City Holdco, Inc.*	25	323
Beazer Homes USA, Inc.*	28	322
Iconix Brand Group, Inc.*	47	321
Citi Trends, Inc.	15	319
Barnes & Noble Education, Inc.*	32	318
WCI Communities, Inc.*	14	312
Stage Stores, Inc.	34	310
Eldorado Resorts, Inc.*	28	308
Isle of Capri Casinos, Inc.*	22	306
Caesars Acquisition Co. — Class A*	45	306
Zumiez, Inc.*	20	302
Malibu Boats, Inc. — Class A*	18	294
Veritiv Corp.*	8	290
Sequential Brands Group, Inc.*	36	285
Fox Factory Holding Corp.*	17	281
Hooker Furniture Corp.	11	278
Tuesday Morning Corp.*	42	273
Century Communities, Inc.*	15	266
Flexsteel Industries, Inc.	6	265
Culp, Inc.	10	255
Bassett Furniture Industries, Inc.	10	251
Planet Fitness, Inc. — Class A*	16	250
EZCORP, Inc. — Class A*	50	250
PC Connection, Inc.	11	249
Speedway Motorsports, Inc.	12	249
Eros International plc*	27	247
Kirkland’s, Inc.	17	247
America’s Car-Mart, Inc.*	9	240
Miller Industries, Inc.	11	240
Shake Shack, Inc. — Class A*	6	238
Potbelly Corp.*	20	234
Sportsman’s Warehouse Holdings, Inc.*	18	232
Habit Restaurants, Inc. — Class A*	10	231
Monarch Casino & Resort, Inc.*	10	227
Strattec Security Corp.	4	226
Perry Ellis International, Inc.*	12	221
Arctic Cat, Inc.	13	213
Hovnanian Enterprises, Inc. — Class A*	117	212
Reading International, Inc. — Class A*	16	210
Federal-Mogul Holdings Corp.*	30	206
Metaldyne Performance Group, Inc.	11	202
Republic Airways Holdings, Inc.*	50	197
Destination XL Group, Inc.*	35	193
Stein Mart, Inc.	28	188
Horizon Global Corp.*	18	187
Winmark Corp.	2	186

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Titan Machinery, Inc.*	17	$186
Big 5 Sporting Goods Corp.	18	180
Jamba, Inc.*	13	175
Build-A-Bear Workshop, Inc. — Class A*	14	171
Freshpet, Inc.*	20	170
NACCO Industries, Inc. — Class A	4	169
Titan International, Inc.	42	165
El Pollo Loco Holdings, Inc.*	13	164
Weyco Group, Inc.	6	161
AV Homes, Inc.*	12	154
West Marine, Inc.*	18	153
JAKKS Pacific, Inc.*	19	151
Boot Barn Holdings, Inc.*	12	147
Lifetime Brands, Inc.	11	146
Green Brick Partners, Inc.*	20	144
J Alexander’s Holdings, Inc.*	13	142
Cherokee, Inc.*	8	138
Superior Uniform Group, Inc.	8	136
Bravo Brio Restaurant Group, Inc.*	15	135
Intrawest Resorts Holdings, Inc.*	17	133
Escalade, Inc.	10	133
Johnson Outdoors, Inc. — Class A	6	131
Container Store Group, Inc.*	16	131
Bojangles’, Inc.*	8	127
Kona Grill, Inc.*	8	127
New Home Company, Inc.*	9	117
Noodles & Co.*	12	116
VOXX International Corp. — Class A*	20	105
Skullcandy, Inc.*	22	104
Systemax, Inc.*	12	103
Papa Murphy’s Holdings, Inc.*	9	101
Morgans Hotel Group Co.*	28	94
Black Diamond, Inc.*	21	93
Commercial Vehicle Group, Inc.*	30	83
Castle Brands, Inc.*	65	80
Vince Holding Corp.*	17	78
Flex Pharma, Inc.*	6	75
Tilly’s, Inc. — Class A*	11	73
Empire Resorts, Inc.*	4	72
Marine Products Corp.	11	66
Accuride Corp.*	38	63
Christopher & Banks Corp.*	37	61
Blue Bird Corp.*	6	61
Ollie’s Bargain Outlet Holdings, Inc.*	3	51
Wingstop, Inc.*	2	46
Duluth Holdings, Inc.*	2	29
bebe stores, Inc.	28	16
Fogo De Chao, Inc.*	1	15
MCBC Holdings, Inc.*	1	14
Total Consumer, Cyclical		205,801

Industrial - 7.0%
Berry Plastics Group, Inc.*	118	4,268
FEI Co.	41	3,271
Woodward, Inc.	64	3,178
Curtiss-Wright Corp.	46	3,151
Teledyne Technologies, Inc.*	35	3,104
EMCOR Group, Inc.	62	2,978
Louisiana-Pacific Corp.*	140	2,521
EnerSys	44	2,461
CLARCOR, Inc.	49	2,434
Tech Data Corp.*	36	2,390
Littelfuse, Inc.	22	2,354
Esterline Technologies Corp.*	29	2,349
Dycom Industries, Inc.*	33	2,308
Moog, Inc. — Class A*	36	2,182
Universal Display Corp.*	40	2,178
IMAX Corp.*	59	2,097
Generac Holdings, Inc.*	68	2,025
Belden, Inc.	42	2,002
HEICO Corp. — Class A	39	1,920
Barnes Group, Inc.	54	1,910
KapStone Paper and Packaging Corp.	84	1,898
XPO Logistics, Inc.*	69	1,881
Hillenbrand, Inc.	62	1,837
Matson, Inc.	43	1,833
Rexnord Corp.*	100	1,811
Masonite International Corp.*	29	1,775
OSI Systems, Inc.*	20	1,774
Granite Construction, Inc.	39	1,673
Applied Industrial Technologies, Inc.	40	1,620
KLX, Inc.*	52	1,601
Vishay Intertechnology, Inc.	132	1,591
Sanmina Corp.*	77	1,585
Tetra Tech, Inc.	59	1,535
Mueller Industries, Inc.	56	1,517
Knight Transportation, Inc.	62	1,502
Coherent, Inc.*	23	1,498
RBC Bearings, Inc.*	23	1,486
Proto Labs, Inc.*	23	1,465
Drew Industries, Inc.	24	1,461
John Bean Technologies Corp.	29	1,445
Actuant Corp. — Class A	59	1,414
Scorpio Tankers, Inc.	176	1,411
Watts Water Technologies, Inc. — Class A	28	1,391
AZZ, Inc.	25	1,389
Itron, Inc.*	38	1,374
Nordic American Tankers Ltd.	88	1,368
Simpson Manufacturing Company, Inc.	40	1,366
Mueller Water Products, Inc. — Class A	158	1,359
Forward Air Corp.	31	1,333
Universal Forest Products, Inc.	19	1,299
Exponent, Inc.	26	1,299

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Apogee Enterprises, Inc.	29	$1,262
MSA Safety, Inc.	29	1,261
Franklin Electric Company, Inc.	46	1,243
Trex Company, Inc.*	32	1,217
Headwaters, Inc.*	72	1,215
Methode Electronics, Inc.	38	1,210
Swift Transportation Co. — Class A*	87	1,202
Hub Group, Inc. — Class A*	36	1,186
Smith & Wesson Holding Corp.*	53	1,165
Plexus Corp.*	33	1,152
Knowles Corp.*	86	1,146
MasTec, Inc.*	65	1,130
Advanced Energy Industries, Inc.*	40	1,129
Kaman Corp.	27	1,102
Standex International Corp.	13	1,081
Brady Corp. — Class A	47	1,080
Sturm Ruger & Company, Inc.	18	1,073
Benchmark Electronics, Inc.*	51	1,054
Comfort Systems USA, Inc.	37	1,052
Cubic Corp.	22	1,040
Atlas Air Worldwide Holdings, Inc.*	25	1,034
HEICO Corp.	19	1,033
Werner Enterprises, Inc.	44	1,029
Albany International Corp. — Class A	28	1,023
Boise Cascade Co.*	39	996
Federal Signal Corp.	62	983
II-VI, Inc.*	52	965
EnPro Industries, Inc.	22	964
Ship Finance International Ltd.	58	961
Tennant Co.	17	956
Aerojet Rocketdyne Holdings, Inc.*	61	955
ESCO Technologies, Inc.	26	940
AAON, Inc.	40	929
Rogers Corp.*	18	928
AAR Corp.	35	920
TASER International, Inc.*	53	916
Greif, Inc. — Class A	29	893
Lindsay Corp.	12	869
Heartland Express, Inc.	50	851
Greenbrier Companies, Inc.	26	848
TriMas Corp.*	45	839
Primoris Services Corp.	38	837
Fabrinet*	35	834
Badger Meter, Inc.	14	820
Advanced Drainage Systems, Inc.	34	817
Gibraltar Industries, Inc.*	31	789
Briggs & Stratton Corp.	45	779
Astronics Corp.*	19	773
Astec Industries, Inc.	19	773
US Ecology, Inc.	21	765
Rofin-Sinar Technologies, Inc.*	28	750
Encore Wire Corp.	20	742
US Concrete, Inc.*	14	737
DHT Holdings, Inc.	91	736
CIRCOR International, Inc.	17	717
Frontline Ltd.	234	700
Sun Hydraulics Corp.	22	698
Aegion Corp. — Class A*	36	695
Quanex Building Products Corp.	33	688
Altra Industrial Motion Corp.	26	652
General Cable Corp.	48	645
UTI Worldwide, Inc.*	90	633
Tutor Perini Corp.*	37	619
Newport Corp.*	39	619
Harsco Corp.	78	615
Teekay Tankers Ltd. — Class A	89	612
Lydall, Inc.*	17	603
Echo Global Logistics, Inc.*	29	591
CTS Corp.	33	582
Raven Industries, Inc.	37	577
Griffon Corp.	32	570
Patrick Industries, Inc.*	13	566
AVX Corp.	46	558
Saia, Inc.*	25	556
ArcBest Corp.	26	556
Continental Building Products, Inc.*	31	541
Chart Industries, Inc.*	30	539
PGT, Inc.*	47	535
Aerovironment, Inc.*	18	530
Air Transport Services Group, Inc.*	52	524
Builders FirstSource, Inc.*	47	521
TAL International Group, Inc.*	32	509
Gorman-Rupp Co.	19	508
Summit Materials, Inc. — Class A*	25	506
FARO Technologies, Inc.*	17	502
Hyster-Yale Materials Handling, Inc.	9	472
Blount International, Inc.*	48	471
Alamo Group, Inc.	9	469
GSI Group, Inc.*	34	463
YRC Worldwide, Inc.*	32	454
Kadant, Inc.	11	447
Haynes International, Inc.	12	440
Nortek, Inc.*	10	436
MYR Group, Inc.*	21	433
Global Brass & Copper Holdings, Inc.	20	426
Marten Transport Ltd.	24	425
Argan, Inc.	13	421
American Railcar Industries, Inc.	9	417
Stoneridge, Inc.*	28	414
National Presto Industries, Inc.	5	414
NN, Inc.	24	383
Columbus McKinnon Corp.	20	378
TTM Technologies, Inc.*	58	378
Insteel Industries, Inc.	18	377
GasLog Ltd.	42	349
Tredegar Corp.	25	341

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

NCI Building Systems, Inc.*	27	$335
PowerSecure International, Inc.*	22	331
Park-Ohio Holdings Corp.	9	331
Multi Packaging Solutions International Ltd.*	19	330
GP Strategies Corp.*	13	326
Mistras Group, Inc.*	17	325
Tidewater, Inc.	46	320
Myers Industries, Inc.	24	320
Kimball Electronics, Inc.*	29	319
TimkenSteel Corp.	38	318
Hornbeck Offshore Services, Inc.*	32	318
Trinseo S.A.*	11	310
AEP Industries, Inc.*	4	309
Fluidigm Corp.*	28	303
Park Electrochemical Corp.	20	301
Mesa Laboratories, Inc.	3	299
Textainer Group Holdings Ltd.	21	296
ZAGG, Inc.*	27	295
Dorian LPG Ltd.*	25	294
American Science & Engineering, Inc.	7	290
Chase Corp.	7	285
NVE Corp.	5	281
DXP Enterprises, Inc.*	12	274
Celadon Group, Inc.	27	267
Roadrunner Transportation Systems, Inc.*	28	264
Ply Gem Holdings, Inc.*	21	263
Applied Optoelectronics, Inc.*	15	257
Checkpoint Systems, Inc.	41	257
VSE Corp.	4	249
Furmanite Corp.*	37	246
Navios Maritime Acquisition Corp.	81	244
LSI Industries, Inc.	20	244
Scorpio Bulkers, Inc.*	25	243
Powell Industries, Inc.	9	234
Casella Waste Systems, Inc. — Class A*	39	233
FreightCar America, Inc.	12	233
Ardmore Shipping Corp.	18	229
Covenant Transportation Group, Inc. — Class A*	12	227
Sparton Corp.*	10	200
Milacron Holdings Corp.*	15	188
Multi-Fineline Electronix, Inc.*	9	186
Hurco Companies, Inc.	7	186
Kratos Defense & Security Solutions, Inc.*	45	185
CECO Environmental Corp.	24	184
Ducommun, Inc.*	11	178
USA Truck, Inc.*	10	175
Graham Corp.	10	168
CAI International, Inc.*	16	161
TRC Companies, Inc.*	17	157
Allied Motion Technologies, Inc.	6	157
Bel Fuse, Inc. — Class B	9	156
Navios Maritime Holdings, Inc.	88	154
Control4 Corp.*	21	153
Vicor Corp.*	16	146
Lawson Products, Inc.*	6	140
Hill International, Inc.*	36	140
LSB Industries, Inc.*	19	138
LB Foster Co. — Class A	10	137
Vishay Precision Group, Inc.*	12	136
Xerium Technologies, Inc.*	11	130
Heritage-Crystal Clean, Inc.*	12	127
Orion Marine Group, Inc.*	28	117
Universal Truckload Services, Inc.	8	112
NV5 Global, Inc.*	5	110
Olympic Steel, Inc.	9	104
Radiant Logistics, Inc.*	30	103
Core Molding Technologies, Inc.*	8	103
Imprivata, Inc.*	9	102
Northwest Pipe Co.*	9	101
Omega Flex, Inc.	3	99
Fenix Parts, Inc.*	14	95
Nordic American Offshore Ltd.	18	95
Power Solutions International, Inc.*	5	91
Twin Disc, Inc.	8	84
PAM Transportation Services, Inc.*	3	83
Eagle Bulk Shipping, Inc.*	21	74
Golden Ocean Group Ltd.*	66	71
Handy & Harman Ltd.*	3	62
Gener8 Maritime, Inc.*	5	47
Astronics Corp. — Class B*	1	41
Safe Bulkers, Inc.	37	30
NL Industries, Inc.*	8	24
Ultrapetrol Bahamas Ltd.*	21	2
Total Industrial		195,163

Technology - 6.8%
Tyler Technologies, Inc.*	33	5,753
Manhattan Associates, Inc.*	73	4,829
Guidewire Software, Inc.*	68	4,091
Integrated Device Technology, Inc.*	145	3,821
EPAM Systems, Inc.*	48	3,774
MAXIMUS, Inc.	65	3,656
Cavium, Inc.*	54	3,548
Aspen Technology, Inc.*	83	3,134
Microsemi Corp.*	94	3,063
Blackbaud, Inc.	46	3,030
Fair Isaac Corp.	31	2,919
Synaptics, Inc.*	36	2,891
Take-Two Interactive Software, Inc.*	83	2,891
Qlik Technologies, Inc.*	89	2,818
NetScout Systems, Inc.*	91	2,793
Medidata Solutions, Inc.*	54	2,662
Proofpoint, Inc.*	38	2,470
ACI Worldwide, Inc.*	114	2,439
SYNNEX Corp.	27	2,428
Monolithic Power Systems, Inc.	38	2,421

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Verint Systems, Inc.*	59	$2,393
Convergys Corp.	96	2,389
Fairchild Semiconductor International, Inc. — Class A*	114	2,361
CACI International, Inc. — Class A*	24	2,227
Electronics for Imaging, Inc.*	45	2,104
Silicon Laboratories, Inc.*	42	2,039
Science Applications International Corp.	44	2,014
PMC-Sierra, Inc.*	172	1,999
FleetMatics Group plc*	39	1,981
Diebold, Inc.	63	1,896
MKS Instruments, Inc.	52	1,871
Cirrus Logic, Inc.*	62	1,831
Cornerstone OnDemand, Inc.*	53	1,830
MedAssets, Inc.*	59	1,825
Mentor Graphics Corp.	99	1,824
Entegris, Inc.*	137	1,818
Advanced Micro Devices, Inc.*	627	1,799
Demandware, Inc.*	33	1,781
CommVault Systems, Inc.*	45	1,771
Ambarella, Inc.*	31	1,728
OmniVision Technologies, Inc.*	57	1,654
Imperva, Inc.*	26	1,646
Intersil Corp. — Class A	129	1,646
MicroStrategy, Inc. — Class A*	9	1,614
Acxiom Corp.*	77	1,611
Tessera Technologies, Inc.	52	1,561
ExlService Holdings, Inc.*	33	1,483
Power Integrations, Inc.	29	1,410
Syntel, Inc.*	31	1,403
Luxoft Holding, Inc.*	18	1,388
Rovi Corp.*	81	1,349
Synchronoss Technologies, Inc.*	38	1,339
Rambus, Inc.*	113	1,310
Cray, Inc.*	40	1,298
Semtech Corp.*	65	1,230
Sykes Enterprises, Inc.*	39	1,200
Virtusa Corp.*	29	1,199
Bottomline Technologies de, Inc.*	40	1,189
Progress Software Corp.*	49	1,176
Stratasys Ltd.*	50	1,174
RealPage, Inc.*	52	1,167
Envestnet, Inc.*	38	1,148
Paycom Software, Inc.*	30	1,129
SPS Commerce, Inc.*	16	1,123
CSG Systems International, Inc.	31	1,115
Omnicell, Inc.*	35	1,088
HubSpot, Inc.*	19	1,070
Cabot Microelectronics Corp.	24	1,051
QLogic Corp.*	86	1,049
BroadSoft, Inc.*	29	1,024
Callidus Software, Inc.*	54	1,003
Inphi Corp.*	37	1,000
Pegasystems, Inc.	35	963
M/A-COM Technology Solutions Holdings, Inc.*	23	941
Constant Contact, Inc.*	32	936
Insight Enterprises, Inc.*	37	929
Monotype Imaging Holdings, Inc.	38	898
MTS Systems Corp.	14	888
Super Micro Computer, Inc.*	36	882
Ebix, Inc.	26	853
Diodes, Inc.*	37	850
Cvent, Inc.*	23	803
Veeco Instruments, Inc.*	39	802
Photronics, Inc.*	64	797
AVG Technologies N.V.*	39	782
Quality Systems, Inc.	48	774
InvenSense, Inc. — Class A*	75	767
Qualys, Inc.*	23	761
MaxLinear, Inc. — Class A*	51	751
Lattice Semiconductor Corp.*	114	738
ManTech International Corp. — Class A	24	726
Brooks Automation, Inc.	65	694
2U, Inc.*	23	643
Mercury Systems, Inc.*	33	606
Amkor Technology, Inc.*	97	590
Engility Holdings, Inc.	18	585
inContact, Inc.*	61	582
Xura, Inc.*	23	565
Globant S.A.*	15	563
Ultratech, Inc.*	28	555
PROS Holdings, Inc.*	24	553
Unisys Corp.*	50	553
Computer Programs & Systems, Inc.	11	547
Interactive Intelligence Group, Inc.*	17	534
Silver Spring Networks, Inc.*	36	519
FormFactor, Inc.*	57	513
Applied Micro Circuits Corp.*	80	510
CEVA, Inc.*	21	491
Actua Corp.*	41	469
Nimble Storage, Inc.*	50	461
TeleTech Holdings, Inc.	16	447
Rudolph Technologies, Inc.*	31	441
RealD, Inc.*	40	422
Pure Storage, Inc. — Class A*	27	420
Epiq Systems, Inc.	31	405
LivePerson, Inc.*	56	378
Nanometrics, Inc.*	24	363
pdvWireless, Inc.*	13	358
SciQuest, Inc.*	26	337
Xcerra Corp.*	54	327
Immersion Corp.*	28	326
Tangoe, Inc.*	38	319
Press Ganey Holdings, Inc.*	10	316
Cohu, Inc.	26	314
Vocera Communications, Inc.*	25	305

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

IXYS Corp.	24	$303
PDF Solutions, Inc.*	27	293
Digimarc Corp.*	8	292
Benefitfocus, Inc.*	8	291
Axcelis Technologies, Inc.*	111	287
Glu Mobile, Inc.*	118	287
Digi International, Inc.*	25	285
InnerWorkings, Inc.*	37	278
OPOWER, Inc.*	26	275
Ciber, Inc.*	78	274
Mattson Technology, Inc.*	74	262
American Software, Inc. — Class A	25	255
Sapiens International Corporation N.V.	24	245
Model N, Inc.*	21	234
Avid Technology, Inc.*	32	233
Exar Corp.*	38	233
Seachange International, Inc.*	32	216
Sigma Designs, Inc.*	34	215
Eastman Kodak Co.*	17	213
Cascade Microtech, Inc.*	13	211
DSP Group, Inc.*	22	208
QAD, Inc. — Class A	10	205
TubeMogul, Inc.*	15	204
Silicon Graphics International Corp.*	34	201
Five9, Inc.*	23	200
Quantum Corp.*	212	197
KEYW Holding Corp.*	32	193
Brightcove, Inc.*	31	192
Jive Software, Inc.*	46	188
Alpha & Omega Semiconductor Ltd.*	20	184
New Relic, Inc.*	5	182
Kopin Corp.*	66	180
Carbonite, Inc.*	18	176
Ultra Clean Holdings, Inc.*	30	154
Hortonworks, Inc.*	7	153
MobileIron, Inc.*	42	152
Varonis Systems, Inc.*	8	150
Agilysys, Inc.*	15	150
Barracuda Networks, Inc.*	8	149
Castlight Health, Inc. — Class B*	33	141
Datalink Corp.*	20	136
Everyday Health, Inc.*	21	126
Guidance Software, Inc.*	21	126
Workiva, Inc.*	7	123
Park City Group, Inc.*	10	119
EMCORE Corp.*	19	116
ExOne Co.*	10	100
Amber Road, Inc.*	17	87
Violin Memory, Inc.*	90	81
Digital Turbine, Inc.*	47	63
Apigee Corp.*	6	48
Imation Corp.*	30	41
Evolent Health, Inc. — Class A*	3	36
MINDBODY, Inc. — Class A*	2	30
Appfolio, Inc. — Class A*	2	29
Instructure, Inc.*	1	21
Xactly Corp.*	2	17
Code Rebel Corp.*	1	3
Total Technology		187,654

Communications - 3.8%
j2 Global, Inc.	47	3,868
Houghton Mifflin Harcourt Co.*	134	2,918
ViaSat, Inc.*	42	2,563
Ciena Corp.*	122	2,524
Infinera Corp.*	131	2,375
Sinclair Broadcast Group, Inc. — Class A	65	2,115
Nexstar Broadcasting Group, Inc. — Class A	31	1,819
New York Times Co. — Class A	135	1,811
WebMD Health Corp. — Class A*	37	1,787
GrubHub, Inc.*	73	1,767
InterDigital, Inc.	36	1,765
Time, Inc.	108	1,692
Polycom, Inc.*	133	1,675
Plantronics, Inc.	35	1,660
Anixter International, Inc.*	27	1,631
LogMeIn, Inc.*	24	1,610
Cogent Communications Holdings, Inc.	45	1,561
Shutterfly, Inc.*	35	1,561
Meredith Corp.	36	1,557
Stamps.com, Inc.*	14	1,535
Media General, Inc.*	93	1,502
Finisar Corp.*	102	1,483
Zendesk, Inc.*	53	1,402
comScore, Inc.*	34	1,400
NETGEAR, Inc.*	32	1,341
NeuStar, Inc. — Class A*	55	1,319
NIC, Inc.	65	1,279
RingCentral, Inc. — Class A*	53	1,250
DigitalGlobe, Inc.*	71	1,112
EW Scripps Co. — Class A	58	1,102
West Corp.	50	1,080
Vonage Holdings Corp.*	183	1,050
Consolidated Communications Holdings, Inc.	50	1,048
Shenandoah Telecommunications Co.	24	1,032
Infoblox, Inc.*	55	1,011
Gray Television, Inc.*	62	1,011
Scholastic Corp.	26	1,003
Gogo, Inc.*	56	997
8x8, Inc.*	87	996
Marketo, Inc.*	34	976
Wayfair, Inc. — Class A*	20	952
Ubiquiti Networks, Inc.*	30	951
MDC Partners, Inc. — Class A	43	934
Bankrate, Inc.*	65	864
ADTRAN, Inc.	50	861

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Web.com Group, Inc.*	43	$860
New Media Investment Group, Inc.	44	856
Ruckus Wireless, Inc.*	74	793
Atlantic Tele-Network, Inc.	10	782
EarthLink Holdings Corp.	101	750
Cincinnati Bell, Inc.*	207	745
Ixia*	59	733
CalAmp Corp.*	36	717
Gigamon, Inc.*	27	717
Iridium Communications, Inc.*	81	681
Globalstar, Inc.*	468	674
General Communication, Inc. — Class A*	34	673
Windstream Holdings, Inc.	99	638
Endurance International Group Holdings, Inc.*	58	634
Shutterstock, Inc.*	19	614
Perficient, Inc.*	35	599
Inteliquent, Inc.	33	586
ePlus, Inc.*	6	559
ShoreTel, Inc.*	63	559
World Wrestling Entertainment, Inc. — Class A	30	535
Loral Space & Communications, Inc.*	13	529
HealthStream, Inc.*	24	528
Q2 Holdings, Inc.*	19	501
Chegg, Inc.*	74	498
Entravision Communications Corp. — Class A	63	486
VASCO Data Security International, Inc.*	29	485
FTD Companies, Inc.*	18	471
TrueCar, Inc.*	49	467
Global Eagle Entertainment, Inc.*	46	454
ORBCOMM, Inc.*	59	427
XO Group, Inc.*	26	418
Rubicon Project, Inc.*	25	411
Textura Corp.*	19	410
Wix.com Ltd.*	18	410
GTT Communications, Inc.*	24	409
Quotient Technology, Inc.*	60	409
Blue Nile, Inc.*	11	408
Extreme Networks, Inc.*	99	404
DHI Group, Inc.*	44	403
Angie’s List, Inc.*	43	402
Blucora, Inc.*	40	392
Spok Holdings, Inc.	21	385
RetailMeNot, Inc.*	38	377
Lands’ End, Inc.*	16	375
Intralinks Holdings, Inc.*	40	363
Harmonic, Inc.*	87	353
Sonus Networks, Inc.*	49	349
Calix, Inc.*	44	346
Internap Corp.*	53	340
FairPoint Communications, Inc.*	21	337
Oclaro, Inc.*	95	331
Lionbridge Technologies, Inc.*	63	309
NeoPhotonics Corp.*	28	304
Comtech Telecommunications Corp.	15	301
ChannelAdvisor Corp.*	21	291
Safeguard Scientifics, Inc.*	20	290
Zix Corp.*	57	290
Entercom Communications Corp. — Class A*	25	280
Journal Media Group, Inc.	23	276
Bazaarvoice, Inc.*	60	263
Hawaiian Telcom Holdco, Inc.*	10	249
RigNet, Inc.*	12	248
Lumos Networks Corp.*	22	246
TeleCommunication Systems, Inc. — Class A*	49	244
Tribune Publishing Co.	26	240
Boingo Wireless, Inc.*	36	238
A10 Networks, Inc.*	33	216
Alliance Fiber Optic Products, Inc.*	14	212
Daily Journal Corp.*	1	202
Central European Media Enterprises Ltd. — Class A*	73	196
Crown Media Holdings, Inc. — Class A*	34	191
Reis, Inc.	8	190
IDT Corp. — Class B	16	187
1-800-Flowers.com, Inc. — Class A*	25	182
Box, Inc. — Class A*	13	181
Etsy, Inc.*	20	165
United Online, Inc.*	14	165
Telenav, Inc.*	28	159
Liquidity Services, Inc.*	24	156
Harte-Hanks, Inc.	48	156
Straight Path Communications, Inc. — Class B*	9	154
Saga Communications, Inc. — Class A	4	154
TechTarget, Inc.*	19	153
KVH Industries, Inc.*	16	151
QuinStreet, Inc.*	35	150
Clearfield, Inc.*	11	148
Hemisphere Media Group, Inc.*	10	148
Overstock.com, Inc.*	12	147
NTELOS Holdings Corp.*	16	146
Black Box Corp.	15	143
HC2 Holdings, Inc.*	24	127
Preformed Line Products Co.	3	126
Marchex, Inc. — Class B	31	121
VirnetX Holding Corp.*	46	118
Aerohive Networks, Inc.*	23	118
Intelsat S.A.*	28	116
Marin Software, Inc.*	29	104
Rocket Fuel, Inc.*	29	101
ModusLink Global Solutions, Inc.*	38	94
RealNetworks, Inc.*	22	94
Limelight Networks, Inc.*	60	88
EVINE Live, Inc.*	49	87
Townsquare Media, Inc. — Class A*	7	84
Sizmek, Inc.*	21	77
Corindus Vascular Robotics, Inc.*	22	71

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Novatel Wireless, Inc.*	37	$62
Travelzoo, Inc.*	7	59
Cumulus Media, Inc. — Class A*	153	51
Rapid7, Inc.*	2	30
Connecture, Inc.*	7	25
MaxPoint Interactive, Inc.*	6	10
Total Communications		104,217

Utilities - 2.2%
Piedmont Natural Gas Company, Inc.	77	4,390
IDACORP, Inc.	50	3,399
Cleco Corp.	60	3,133
Portland General Electric Co.	86	3,128
WGL Holdings, Inc.	49	3,087
New Jersey Resources Corp.	84	2,769
ONE Gas, Inc.	52	2,609
Laclede Group, Inc.	43	2,555
NorthWestern Corp.	46	2,496
Southwest Gas Corp.	45	2,482
ALLETE, Inc.	47	2,389
PNM Resources, Inc.	78	2,384
Black Hills Corp.	49	2,275
Avista Corp.	61	2,158
Dynegy, Inc.*	119	1,595
MGE Energy, Inc.	34	1,578
South Jersey Industries, Inc.	66	1,552
American States Water Co.	37	1,552
El Paso Electric Co.	40	1,540
Northwest Natural Gas Co.	27	1,366
Ormat Technologies, Inc.	37	1,349
Empire District Electric Co.	43	1,207
California Water Service Group	47	1,094
Otter Tail Corp.	37	985
Abengoa Yield plc	48	926
NRG Yield, Inc. — Class C	59	871
Chesapeake Utilities Corp.	15	851
Talen Energy Corp.*	82	511
Unitil Corp.	14	502
SJW Corp.	16	474
NRG Yield, Inc. — Class A	34	473
Middlesex Water Co.	16	425
Connecticut Water Service, Inc.	11	418
York Water Co.	13	324
PICO Holdings, Inc.*	23	237
Atlantic Power Corp.	120	236
Artesian Resources Corp. — Class A	8	222
Consolidated Water Company Ltd.	15	184
Genie Energy Ltd. — Class B*	12	134
Ameresco, Inc. — Class A*	20	125
EnerNOC, Inc.*	27	104
Spark Energy, Inc. — Class A	3	62
Total Utilities		60,151

Basic Materials - 1.6%
Sensient Technologies Corp.	46	2,890
Olin Corp.	162	2,795
PolyOne Corp.	88	2,795
Balchem Corp.	31	1,885
Chemtura Corp.*	67	1,827
HB Fuller Co.	50	1,824
Minerals Technologies, Inc.	34	1,559
Commercial Metals Co.	113	1,547
Carpenter Technology Corp.	49	1,483
Kaiser Aluminum Corp.	17	1,422
Worthington Industries, Inc.	47	1,417
Innospec, Inc.	24	1,303
Schweitzer-Mauduit International, Inc.	30	1,259
Axiall Corp.	69	1,063
Stillwater Mining Co.*	119	1,020
Quaker Chemical Corp.	13	1,004
Neenah Paper, Inc.	16	999
US Silica Holdings, Inc.	53	993
Stepan Co.	19	944
A. Schulman, Inc.	29	889
Calgon Carbon Corp.	51	880
Clearwater Paper Corp.*	18	820
PH Glatfelter Co.	43	793
Ferro Corp.*	71	790
Aceto Corp.	29	782
Ferroglobe plc	64	688
Hecla Mining Co.	364	688
Univar, Inc.*	40	680
Deltic Timber Corp.	11	648
Innophos Holdings, Inc.	20	580
Materion Corp.	20	560
Kraton Performance Polymers, Inc.*	30	498
Rayonier Advanced Materials, Inc.	44	431
American Vanguard Corp.	29	406
AK Steel Holding Corp.*	175	392
Schnitzer Steel Industries, Inc. — Class A	26	374
Koppers Holdings, Inc.*	20	365
Hawkins, Inc.	10	358
Coeur Mining, Inc.*	133	330
Landec Corp.*	27	319
Orchids Paper Products Co.	9	278
OMNOVA Solutions, Inc.*	45	276
KMG Chemicals, Inc.	11	253
Tronox Ltd. — Class A	62	242
Cliffs Natural Resources, Inc.*	151	239
Century Aluminum Co.*	49	217
Oil-Dri Corporation of America	5	184
Intrepid Potash, Inc.*	54	159
Energy Fuels, Inc.*	42	124
Kronos Worldwide, Inc.	21	118
Horsehead Holding Corp.*	56	115
Uranium Energy Corp.*	95	101

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Rentech, Inc.*	25	$88
United States Lime & Minerals, Inc.	1	55
Ryerson Holding Corp.*	11	51
Valhi, Inc.	19	25
Total Basic Materials		44,825

Energy - 1.5%
Western Refining, Inc.	70	2,494
PDC Energy, Inc.*	39	2,081
Carrizo Oil & Gas, Inc.*	55	1,627
Parsley Energy, Inc. — Class A*	86	1,586
RSP Permian, Inc.*	63	1,537
Matador Resources Co.*	72	1,424
Delek US Holdings, Inc.	57	1,402
Oil States International, Inc.*	51	1,389
MRC Global, Inc.*	101	1,302
SemGroup Corp. — Class A	43	1,241
Pattern Energy Group, Inc.	54	1,130
Oasis Petroleum, Inc.*	137	1,010
SEACOR Holdings, Inc.*	18	946
Bristow Group, Inc.	35	907
Synergy Resources Corp.*	103	877
Green Plains, Inc.	37	848
McDermott International, Inc.*	235	787
Forum Energy Technologies, Inc.*	57	710
Atwood Oceanics, Inc.	64	655
Unit Corp.*	50	610
Flotek Industries, Inc.*	52	595
TETRA Technologies, Inc.*	77	579
Helix Energy Solutions Group, Inc.*	104	547
Callon Petroleum Co.*	65	542
Thermon Group Holdings, Inc.*	32	541
Matrix Service Co.*	26	534
Archrock, Inc.	67	504
Exterran Corp.*	31	498
Alon USA Energy, Inc.	31	459
Newpark Resources, Inc.*	83	438
Renewable Energy Group, Inc.*	43	399
Par Pacific Holdings, Inc.*	16	377
Ultra Petroleum Corp.*	150	375
Plug Power, Inc.*	171	361
CARBO Ceramics, Inc.	19	327
REX American Resources Corp.*	6	324
FutureFuel Corp.	24	324
Natural Gas Services Group, Inc.*	13	290
Tesco Corp.	37	268
C&J Energy Services Ltd.*	56	267
Panhandle Oil and Gas, Inc. — Class A	16	259
Bonanza Creek Energy, Inc.*	49	258
Era Group, Inc.*	23	256
Clean Energy Fuels Corp.*	70	252
Trecora Resources*	20	248
Sanchez Energy Corp.*	57	246
Stone Energy Corp.*	56	240
TerraForm Global, Inc. — Class A	42	235
Northern Oil and Gas, Inc.*	60	232
SunCoke Energy, Inc.	63	219
Parker Drilling Co.*	120	219
EXCO Resources, Inc.*	170	211
PHI, Inc.*	12	197
Solazyme, Inc.*	78	193
Bill Barrett Corp.*	49	193
Vivint Solar, Inc.*	20	191
Ring Energy, Inc.*	27	190
Geospace Technologies Corp.*	13	183
Clayton Williams Energy, Inc.*	6	177
Fairmount Santrol Holdings, Inc.*	63	148
Pacific Ethanol, Inc.*	30	143
Peabody Energy Corp.*	18	138
Pioneer Energy Services Corp.*	62	135
Basic Energy Services, Inc.*	46	123
Cloud Peak Energy, Inc.*	59	123
Gulfmark Offshore, Inc. — Class A*	25	117
Evolution Petroleum Corp.	24	115
Jones Energy, Inc. — Class A*	29	112
Contango Oil & Gas Co.*	17	109
Westmoreland Coal Co.*	18	106
Enphase Energy, Inc.*	30	105
Gastar Exploration, Inc.*	79	103
FuelCell Energy, Inc.*	20	99
Abraxas Petroleum Corp.*	93	99
Energy XXI Ltd.	93	94
Halcon Resources Corp.*	73	92
Isramco, Inc.*	1	89
Eclipse Resources Corp.*	47	86
SandRidge Energy, Inc.*	426	85
Independence Contract Drilling, Inc.*	16	81
W&T Offshore, Inc.*	34	79
ION Geophysical Corp.*	153	77
Adams Resources & Energy, Inc.	2	77
Approach Resources, Inc.*	39	72
Key Energy Services, Inc.*	144	69
Seventy Seven Energy, Inc.*	61	64
Sunrun, Inc.*	5	59
Rex Energy Corp.*	52	55
Hallador Energy Co.	11	50
Erin Energy Corp.*	14	45
Triangle Petroleum Corp.*	46	35
TransAtlantic Petroleum Ltd.*	25	35
Penn Virginia Corp.*	71	21
North Atlantic Drilling Ltd.*	7	17
Earthstone Energy, Inc.*	1	13
Magnum Hunter Resources Corp.*	146	2
Total Energy		40,383

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Diversified - 0.1%
HRG Group, Inc.*	77	$1,044
National Bank Holdings Corp. — Class A	32	684
Tiptree Financial, Inc. — Class A	30	184
Resource America, Inc. — Class A	14	86
Total Diversified		1,998

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	30	778

Total Common Stocks
(Cost $1,411,527)		1,645,921

WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16†,*	4	—
Magnum Hunter Resources Corp.
$8.50, 04/15/16*	25	—
Imperial Holdings, Inc.
$10.75, 10/06/19*	1	—
Total Warrants
(Cost $19)		—

RIGHTS††† - 0.0%
Furiex Pharmaceuticals, Inc.
Expires 07/03/17*	7	—
Leap Wireless International, Inc.
Expires 02/17/16*	78	—
Omthera Pharmaceuticals, Inc.
Expires 12/31/20*	10	—
Total Rights
(Cost $110)		—

MUTUAL FUNDS†,[1] - 7.6%
Guggenheim Strategy Fund I	8,499	211,377
Total Mutual Funds
(Cost $211,368)		211,377

	Face Amount

REPURCHASE AGREEMENTS††,2 - 8.7%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	$119,938	119,938
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	119,939	119,939
Total Repurchase Agreements
(Cost $239,877)		239,877

Total Investments - 75.7%
(Cost $1,862,901)		$2,097,175
Other Assets & Liabilities, net - 24.3%		672,537
Total Net Assets - 100.0%		$2,769,712

	Units	Unrealized Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2016 Russell 2000 Index Swap, Terminating 01/27/16[3] (Notional Value $192,857)	170	$406
Goldman Sachs International January 2016 Russell 2000 Index Swap, Terminating 01/26/16[3] (Notional Value $60,834)	54	(1,181)
Barclays Bank plc January 2016 Russell 2000 Index Swap, Terminating 01/29/16[3] (Notional Value $3,633,653)	3,199	(40,415)
(Total Notional Value $3,887,344)		$(41,190)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	Repurchase Agreements — See Note 5.
[3]	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$1,645,921	$—	$—	$—	$1,645,921
Equity Index Swap Agreements	—	—	406	—	406
Mutual Funds	211,377	—	—	—	211,377
Repurchase Agreements	—	239,877	—	—	239,877
Rights	—	—	—	—	—
Warrants	—	—	—	—	—
Total	$1,857,298	$239,877	$406	$—	$2,097,581

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$41,596	$—	$41,596

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $1,411,656)	$1,645,921
Investments in affiliated issuers, at value (cost $211,368)	211,377
Repurchase agreements, at value (cost $239,877)	239,877
Total investments (cost $1,862,901)	2,097,175
Segregated cash with broker	930,348
Unrealized appreciation on swap agreements	406
Receivables:
Securities sold	392,966
Fund shares sold	74,392
Dividends	1,985
Foreign taxes reclaim	2
Total assets	3,497,274

Liabilities:
Unrealized depreciation on swap agreements	41,596
Payable for:
Securities purchased	674,607
Management fees	2,316
Swap settlement	1,212
Transfer agent and administrative fees	643
Investor service fees	643
Portfolio accounting fees	257
Fund shares redeemed	74
Miscellaneous	6,214
Total liabilities	727,562
Commitments and contingent liabilities (Note 14)	—
Net assets	$2,769,712

Net assets consist of:
Paid in capital	$3,120,303
Accumulated net investment loss	(481)
Accumulated net realized loss on investments	(543,194)
Net unrealized appreciation on investments	193,084
Net assets	$2,769,712
Capital shares outstanding	19,827
Net asset value per share	$139.69

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $34)	$23,583
Dividends from securities of affiliated issuers	6,440
Interest	587
Income from securities lending, net	38
Total investment income	30,648

Expenses:
Management fees	39,274
Transfer agent and administrative fees	10,910
Investor service fees	10,910
Portfolio accounting fees	4,364
Professional fees	3,909
Custodian fees	616
Trustees’ fees*	246
Line of credit fees	126
Miscellaneous	3,863
Total expenses	74,218
Net investment loss	(43,570)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	178,333
Investments in affiliated issuers	1,357
Swap agreements	(690,014)
Futures contracts	96,201
Net realized loss	(414,123)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(245,083)
Investments in affiliated issuers	9
Swap agreements	31,410
Futures contracts	(16,819)
Net change in unrealized appreciation (depreciation)	(230,483)
Net realized and unrealized loss	(644,606)
Net decrease in net assets resulting from operations	$(688,176)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(43,570)	$(35,043)
Net realized gain (loss) on investments	(414,123)	812,899
Net change in unrealized appreciation (depreciation) on investments	(230,483)	(704,976)
Net increase (decrease) in net assets resulting from operations	(688,176)	72,880

Distributions to shareholders from:
Net realized gains	(656,966)	(1,273,806)
Total distributions to shareholders	(656,966)	(1,273,806)

Capital share transactions:
Proceeds from sale of shares	30,308,546	23,047,718
Distributions reinvested	656,966	1,273,806
Cost of shares redeemed	(32,378,726)	(22,788,965)
Net increase (decrease) from capital share transactions	(1,413,214)	1,532,559
Net increase (decrease) in net assets	(2,758,356)	331,633

Net assets:
Beginning of year	5,528,068	5,196,435
End of year	$2,769,712	$5,528,068
Accumulated net investment loss at end of year	$(481)	$(971)

Capital share activity:
Shares sold	171,918	97,165
Shares issued from reinvestment of distributions	3,699	7,421
Shares redeemed	(186,497)	(93,654)
Net increase (decrease) in shares	(10,880)	10,932

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$180.03	$262.78	$141.50	$109.53	$148.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.73)	(2.53)	(1.63)	(.96)	(2.04)
Net gain (loss) on investments (realized and unrealized)	(17.40)	11.64	122.91	32.93	(26.77)
Total from investment operations	(19.13)	9.11	121.28	31.97	(28.81)
Less distributions from:
Net realized gains	(21.21)	(91.86)	—	—	(10.08)
Total distributions	(21.21)	(91.86)	—	—	(10.08)
Net asset value, end of period	$139.69	$180.03	$262.78	$141.50	$109.53

Total Return[b]	(13.15%)	5.17%	85.72%	29.19%	(19.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,770	$5,528	$5,196	$3,156	$6,578
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(1.07%)	(0.86%)	(0.76%)	(1.50%)
Total expenses[c]	1.70%	1.77%	1.75%	1.77%	1.82%
Portfolio turnover rate	327%	360%	80%	325%	15%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned -9.08%, while the Russell 2000 Index returned -4.41% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Information Technology. The sectors detracting the most from return were Industrials and Consumer Discretionary.

Dyax Corp., Synageva BioPharma Corp., and Neurocrine Biosciences, Inc., were the largest contributors to performance of the underlying index for the year. Dynegy, Inc., Axiall Corp., and Exact Sciences Corp. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	1.2%
STERIS plc	0.3%
Tyler Technologies, Inc.	0.3%
Dyax Corp.	0.3%
CubeSmart	0.2%
Manhattan Associates, Inc.	0.2%
Neurocrine Biosciences, Inc.	0.2%
Casey’s General Stores, Inc.	0.2%
Anacor Pharmaceuticals, Inc.	0.2%
Vail Resorts, Inc.	0.2%
Top Ten Total	3.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	-9.08%	10.02%	4.97%
Russell 2000 Index	-4.41%	9.19%	6.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

108 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 79.3%

Financial - 20.5%
CubeSmart	499	$15,280
Investors Bancorp, Inc.	1,048	13,038
MarketAxess Holdings, Inc.	111	12,385
Highwoods Properties, Inc.	283	12,338
First American Financial Corp.	327	11,739
Bank of the Ozarks, Inc.	234	11,575
Sovran Self Storage, Inc.	107	11,482
CNO Financial Group, Inc.	559	10,670
Umpqua Holdings Corp.	662	10,527
Sun Communities, Inc.	151	10,349
Webster Financial Corp.	273	10,154
Prosperity Bancshares, Inc.	210	10,051
EPR Properties	171	9,995
DCT Industrial Trust, Inc.	266	9,940
Gramercy Property Trust	1,260	9,727
PrivateBancorp, Inc. — Class A	235	9,640
FirstMerit Corp.	498	9,288
Western Alliance Bancorporation*	258	9,252
MGIC Investment Corp.*	1,021	9,016
Stifel Financial Corp.*	204	8,641
RLJ Lodging Trust	398	8,609
Healthcare Realty Trust, Inc.	303	8,581
LaSalle Hotel Properties	340	8,554
New Residential Investment Corp. REIT	692	8,414
Medical Properties Trust, Inc.	693	7,976
RLI Corp.	128	7,904
Sunstone Hotel Investors, Inc.	626	7,819
United Bankshares, Inc.	209	7,731
Radian Group, Inc.	573	7,673
Cathay General Bancorp	240	7,519
CyrusOne, Inc.	198	7,415
First Industrial Realty Trust, Inc.	334	7,391
MB Financial, Inc.	224	7,251
Blackhawk Network Holdings, Inc.*	163	7,206
Symetra Financial Corp.	226	7,180
FNB Corp.	524	6,990
Home BancShares, Inc.	172	6,969
BancorpSouth, Inc.	290	6,957
Wintrust Financial Corp.	143	6,938
Fulton Financial Corp.	533	6,934
National Health Investors, Inc.	113	6,878
Valley National Bancorp	697	6,865
Acadia Realty Trust	206	6,830
Texas Capital Bancshares, Inc.*	138	6,820
Primerica, Inc.	144	6,801
Washington Federal, Inc.	285	6,792
Ryman Hospitality Properties, Inc.	131	6,765
Kennedy-Wilson Holdings, Inc.	279	6,719
Colony Capital, Inc. — Class A	335	6,526
Kite Realty Group Trust	250	6,483
GEO Group, Inc.	224	6,476
Education Realty Trust, Inc.	169	6,403
Urban Edge Properties	268	6,285
IBERIABANK Corp.	114	6,278
Hudson Pacific Properties, Inc.	223	6,275
Mack-Cali Realty Corp.	268	6,258
Janus Capital Group, Inc.	440	6,199
Cousins Properties, Inc.	651	6,139
Pebblebrook Hotel Trust	217	6,080
DuPont Fabros Technology, Inc.	190	6,040
Glacier Bancorp, Inc.	226	5,996
Equity One, Inc.	220	5,973
First Citizens BancShares, Inc. — Class A	23	5,938
Hancock Holding Co.	235	5,915
Sterling Bancorp	359	5,823
DiamondRock Hospitality Co.	602	5,809
First Financial Bankshares, Inc.	192	5,793
American Equity Investment Life Holding Co.	240	5,767
Selective Insurance Group, Inc.	170	5,709
Columbia Banking System, Inc.	173	5,624
Evercore Partners, Inc. — Class A	104	5,623
New York REIT, Inc.	488	5,612
Pinnacle Financial Partners, Inc.	108	5,547
Washington Real Estate Investment Trust	204	5,520
UMB Financial Corp.	117	5,446
CVB Financial Corp.	320	5,414
BGC Partners, Inc. — Class A	550	5,396
WisdomTree Investments, Inc.	343	5,378
EastGroup Properties, Inc.	96	5,339
Ellie Mae, Inc.*	88	5,300
Capitol Federal Financial, Inc.	421	5,288
Retail Opportunity Investments Corp.	295	5,281
Financial Engines, Inc.	155	5,219
National Penn Bancshares, Inc.	421	5,191
South State Corp.	72	5,180
Alexander & Baldwin, Inc.	146	5,155
Xenia Hotels & Resorts, Inc.	336	5,151
PS Business Parks, Inc.	58	5,071
PRA Group, Inc.*	145	5,030
Argo Group International Holdings Ltd.	84	5,027
Community Bank System, Inc.	124	4,953
Lexington Realty Trust	617	4,936
WageWorks, Inc.*	108	4,900
Monogram Residential Trust, Inc.	499	4,870
Kemper Corp.	130	4,842
Old National Bancorp	352	4,773
Trustmark Corp.	202	4,654
EverBank Financial Corp.	291	4,650
Invesco Mortgage Capital, Inc. REIT	371	4,597
LTC Properties, Inc.	106	4,573
Simmons First National Corp. — Class A	89	4,571
Eagle Bancorp, Inc.*	90	4,542
Chesapeake Lodging Trust	180	4,529

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Pennsylvania Real Estate Investment Trust	207	$4,527
Physicians Realty Trust	261	4,400
Hilltop Holdings, Inc.*	228	4,382
First Midwest Bancorp, Inc.	233	4,294
Astoria Financial Corp.	270	4,280
American Assets Trust, Inc.	111	4,257
International Bancshares Corp.	162	4,163
CoreSite Realty Corp.	73	4,141
Horace Mann Educators Corp.	124	4,114
BBCN Bancorp, Inc.	238	4,098
Renasant Corp.	119	4,095
Enstar Group Ltd.*	27	4,052
Northwest Bancshares, Inc.	299	4,004
Parkway Properties, Inc.	254	3,970
Provident Financial Services, Inc.	197	3,970
Ramco-Gershenson Properties Trust	238	3,953
Sabra Health Care REIT, Inc.	195	3,945
Aircastle Ltd.	187	3,906
BofI Holding, Inc.*	184	3,873
Hatteras Financial Corp. REIT	292	3,840
QTS Realty Trust, Inc. — Class A	84	3,789
NBT Bancorp, Inc.	133	3,708
Select Income REIT	187	3,706
Potlatch Corp.	122	3,689
Essent Group Ltd.*	166	3,634
Independent Bank Corp.	78	3,629
Great Western Bancorp, Inc.	124	3,598
STAG Industrial, Inc.	195	3,598
LegacyTexas Financial Group, Inc.	142	3,553
Kearny Financial Corp.	280	3,548
HFF, Inc. — Class A	114	3,542
Westamerica Bancorporation	75	3,506
Chemical Financial Corp.	101	3,461
WesBanco, Inc.	115	3,452
Park National Corp.	38	3,438
Union Bankshares Corp.	136	3,433
PennyMac Mortgage Investment Trust	223	3,403
CYS Investments, Inc.	474	3,380
Third Point Reinsurance Ltd.*	252	3,379
Government Properties Income Trust REIT	211	3,349
First Financial Bancorp	185	3,343
Redwood Trust, Inc.	252	3,326
Beneficial Bancorp, Inc.*	248	3,303
Ameris Bancorp	96	3,263
S&T Bancorp, Inc.	105	3,236
ServisFirst Bancshares, Inc.	67	3,185
FelCor Lodging Trust, Inc.	430	3,139
Summit Hotel Properties, Inc.	261	3,119
St. Joe Co.*	165	3,054
United Community Banks, Inc.	156	3,040
Hersha Hospitality Trust	139	3,025
iStar, Inc.*	257	3,015
Apollo Commercial Real Estate Finance, Inc.	174	2,998
FCB Financial Holdings, Inc. — Class A*	83	2,971
Terreno Realty Corp.	130	2,941
AMERISAFE, Inc.	57	2,901
WSFS Financial Corp.	89	2,880
First Merchants Corp.	113	2,872
TowneBank	137	2,859
Banner Corp.	62	2,843
Boston Private Financial Holdings, Inc.	250	2,835
Infinity Property & Casualty Corp.	34	2,796
Franklin Street Properties Corp.	270	2,795
Inland Real Estate Corp.	262	2,782
Talmer Bancorp, Inc. — Class A	153	2,771
Navigators Group, Inc.*	32	2,745
Rexford Industrial Realty, Inc.	165	2,699
FNFV Group*	240	2,695
MBIA, Inc.*	409	2,650
STORE Capital Corp.	114	2,645
Employers Holdings, Inc.	95	2,594
ARMOUR Residential REIT, Inc.	119	2,589
Colony Starwood Homes	114	2,581
Berkshire Hills Bancorp, Inc.	88	2,562
National General Holdings Corp.	117	2,558
Investors Real Estate Trust	367	2,551
Stewart Information Services Corp.	68	2,538
Safety Insurance Group, Inc.	45	2,537
New Senior Investment Group, Inc.	257	2,534
Greenhill & Company, Inc.	88	2,518
Capstead Mortgage Corp. REIT	288	2,517
Tompkins Financial Corp.	44	2,471
Virtus Investment Partners, Inc.	21	2,467
Wilshire Bancorp, Inc.	211	2,437
First Commonwealth Financial Corp.	268	2,431
PHH Corp.*	150	2,430
Nelnet, Inc. — Class A	72	2,417
Brookline Bancorp, Inc.	209	2,404
Chatham Lodging Trust	115	2,355
Lakeland Financial Corp.	50	2,331
Meridian Bancorp, Inc.	164	2,312
Alexander’s, Inc.	6	2,305
United Fire Group, Inc.	60	2,299
Hanmi Financial Corp.	96	2,277
Walker & Dunlop, Inc.*	79	2,276
Encore Capital Group, Inc.*	78	2,268
Maiden Holdings Ltd.	152	2,266
State Bank Financial Corp.	107	2,250
Ocwen Financial Corp.*	322	2,244
Northfield Bancorp, Inc.	140	2,229
BNC Bancorp	87	2,208
Cardinal Financial Corp.	97	2,207
Universal Insurance Holdings, Inc.	95	2,202
Oritani Financial Corp.	132	2,178
Customers Bancorp, Inc.*	80	2,178
American Capital Mortgage Investment Corp.	154	2,150

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Altisource Residential Corp.	172	$2,135
CenterState Banks, Inc.	136	2,128
City Holding Co.	45	2,054
First Potomac Realty Trust	177	2,018
Capital Bank Financial Corp. — Class A	63	2,015
Sandy Spring Bancorp, Inc.	74	1,995
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	105	1,987
Agree Realty Corp.	57	1,937
Ambac Financial Group, Inc.*	136	1,916
Monmouth Real Estate Investment Corp.	183	1,914
Yadkin Financial Corp.	76	1,913
United Financial Bancorp, Inc.	148	1,906
Flushing Financial Corp.	88	1,904
Universal Health Realty Income Trust	38	1,900
TriCo Bancshares	69	1,893
Cohen & Steers, Inc.	61	1,859
Piper Jaffray Cos.*	46	1,858
FBL Financial Group, Inc. — Class A	29	1,846
Southside Bancshares, Inc.	76	1,826
American Residential Properties, Inc.	96	1,814
Cedar Realty Trust, Inc.	255	1,805
TrustCo Bank Corp. NY	286	1,756
Investment Technology Group, Inc.	103	1,753
Cass Information Systems, Inc.	34	1,750
New York Mortgage Trust, Inc. REIT	328	1,748
Washington Trust Bancorp, Inc.	44	1,739
Heartland Financial USA, Inc.	55	1,725
First NBC Bank Holding Co.*	46	1,720
First Interstate BancSystem, Inc. — Class A	59	1,715
Heritage Financial Corp.	91	1,714
Silver Bay Realty Trust Corp.	109	1,707
Diamond Hill Investment Group, Inc.	9	1,701
Enterprise Financial Services Corp.	60	1,701
ConnectOne Bancorp, Inc.	89	1,663
Community Trust Bancorp, Inc.	47	1,643
Dime Community Bancshares, Inc.	93	1,627
Stock Yards Bancorp, Inc.	43	1,625
Walter Investment Management Corp.*	114	1,621
Urstadt Biddle Properties, Inc. — Class A	84	1,616
Greenlight Capital Re Ltd. — Class A*	86	1,609
Rouse Properties, Inc.	110	1,602
Heritage Insurance Holdings, Inc.	73	1,593
Ashford Hospitality Trust, Inc.	251	1,584
Nationstar Mortgage Holdings, Inc.*	118	1,578
Banc of California, Inc.	107	1,564
Moelis & Co. — Class A	53	1,547
1st Source Corp.	50	1,544
CareTrust REIT, Inc.	140	1,533
Bryn Mawr Bank Corp.	53	1,522
Central Pacific Financial Corp.	69	1,519
National Western Life Group, Inc. — Class A	6	1,512
Ladder Capital Corp. — Class A	120	1,490
MainSource Financial Group, Inc.	65	1,487
Saul Centers, Inc.	29	1,487
First Busey Corp.	72	1,485
International. FCStone, Inc.*	44	1,472
CoBiz Financial, Inc.	108	1,449
Great Southern Bancorp, Inc.	32	1,448
Flagstar Bancorp, Inc.*	62	1,433
HomeStreet, Inc.*	65	1,411
Pacific Premier Bancorp, Inc.*	65	1,381
Anworth Mortgage Asset Corp.	314	1,366
CatchMark Timber Trust, Inc. — Class A	119	1,346
Lakeland Bancorp, Inc.	114	1,344
Bridge Bancorp, Inc.	44	1,339
German American Bancorp, Inc.	40	1,333
Campus Crest Communities, Inc.*	194	1,319
NewBridge Bancorp	108	1,315
RE/MAX Holdings, Inc. — Class A	35	1,306
Getty Realty Corp.	76	1,303
Virtu Financial, Inc. — Class A	57	1,290
Blue Hills Bancorp, Inc.	84	1,286
Cowen Group, Inc. — Class A*	335	1,283
Western Asset Mortgage Capital Corp. REIT	125	1,278
CU Bancorp*	50	1,268
KCG Holdings, Inc. — Class A*	102	1,256
Mercantile Bank Corp.	51	1,252
Federated National Holding Co.	42	1,242
Waterstone Financial, Inc.	88	1,241
BancFirst Corp.	21	1,231
Univest Corporation of Pennsylvania	59	1,231
Resource Capital Corp.	95	1,212
Financial Institutions, Inc.	43	1,204
InfraREIT, Inc.	65	1,203
Westwood Holdings Group, Inc.	23	1,198
Marcus & Millichap, Inc.*	41	1,195
Ashford Hospitality Prime, Inc.	82	1,189
National Storage Affiliates Trust	68	1,165
Apollo Residential Mortgage, Inc.	97	1,159
Preferred Bank/Los Angeles CA	35	1,156
HomeTrust Bancshares, Inc.*	57	1,154
Opus Bank	31	1,146
Fidelity Southern Corp.	51	1,138
OM Asset Management plc	74	1,134
First BanCorp*	349	1,134
Metro Bancorp, Inc.	36	1,130
Altisource Portfolio Solutions S.A.*	40	1,112
First Bancorp	59	1,106
Clifton Bancorp, Inc.	77	1,104
Forestar Group, Inc.*	100	1,094
Citizens, Inc.*	147	1,092
AG Mortgage Investment Trust, Inc.	85	1,091
First Financial Corp.	32	1,087
Stonegate Bank	33	1,084
First of Long Island Corp.	36	1,080

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Seacoast Banking Corporation of Florida*	72	$1,079
Bank Mutual Corp.	138	1,076
Independent Bank Corp.	68	1,036
First Defiance Financial Corp.	27	1,020
Peoples Bancorp, Inc.	54	1,017
United Development Funding IV	92	1,012
Meta Financial Group, Inc.	22	1,010
Federal Agricultural Mortgage Corp. — Class C	32	1,010
NMI Holdings, Inc. — Class A*	149	1,009
Park Sterling Corp.	135	988
Southwest Bancorp, Inc.	56	979
Whitestone REIT — Class B	81	973
Peapack Gladstone Financial Corp.	47	969
OFG Bancorp	132	966
Suffolk Bancorp	34	964
Anchor BanCorp Wisconsin, Inc.*	22	957
Horizon Bancorp	34	951
First Community Bancshares, Inc.	51	950
Houlihan Lokey, Inc.	36	944
Dynex Capital, Inc.	148	940
Gladstone Commercial Corp.	64	934
West Bancorporation, Inc.	47	928
Independent Bank Group, Inc.	29	928
Ares Commercial Real Estate Corp.	81	927
State Auto Financial Corp.	45	927
Camden National Corp.	21	926
State National Companies, Inc.	93	912
Bank of Marin Bancorp	17	908
Arlington Asset Investment Corp. — Class A	68	900
Arrow Financial Corp.	33	897
TriState Capital Holdings, Inc.*	64	895
United Insurance Holdings Corp.	52	889
Pacific Continental Corp.	59	878
Peoples Financial Services Corp.	23	876
United Community Financial Corp.	148	873
HCI Group, Inc.	25	871
Ladenburg Thalmann Financial Services, Inc.*	315	869
Preferred Apartment Communities, Inc. — Class A	66	863
Fidelity & Guaranty Life	34	863
National Bankshares, Inc.	24	853
Armada Hoffler Properties, Inc.	81	849
OneBeacon Insurance Group Ltd. — Class A	68	844
First Connecticut Bancorp, Inc.	48	836
QCR Holdings, Inc.	34	826
Heritage Commerce Corp.	69	825
One Liberty Properties, Inc.	38	815
Territorial Bancorp, Inc.	29	804
OceanFirst Financial Corp.	39	781
World Acceptance Corp.*	21	779
GAIN Capital Holdings, Inc.	96	779
Citizens & Northern Corp.	37	777
CNB Financial Corp.	43	775
Republic Bancorp, Inc. — Class A	29	766
Triumph Bancorp, Inc.*	45	743
NexPoint Residential Trust, Inc.	56	733
Guaranty Bancorp	44	728
RAIT Financial Trust	267	721
Independence Realty Trust, Inc.	95	713
MidWestOne Financial Group, Inc.	23	699
UMH Properties, Inc.	69	698
Global Indemnity plc — Class A*	24	696
Fox Chase Bancorp, Inc.	34	690
Easterly Government Properties, Inc.	40	687
Consolidated-Tomoka Land Co.	13	685
Old Second Bancorp, Inc.*	87	682
BankFinancial Corp.	54	682
Ames National Corp.	28	680
FRP Holdings, Inc.*	20	679
Bluerock Residential Growth REIT, Inc.	57	675
Charter Financial Corp.	50	661
Acacia Research Corp.	153	656
NewStar Financial, Inc.*	73	656
First Business Financial Services, Inc.	26	650
Bancorp, Inc.*	102	650
Baldwin & Lyons, Inc. — Class B	27	649
Orchid Island Capital, Inc.	65	645
American National Bankshares, Inc.	25	640
Sierra Bancorp	36	635
First Bancorp, Inc.	31	635
PennyMac Financial Services, Inc. — Class A*	40	614
Farmers Capital Bank Corp.*	22	596
Penns Woods Bancorp, Inc.	14	594
Real Industry, Inc.*	74	594
Bar Harbor Bankshares	17	585
EMC Insurance Group, Inc.	23	582
Sun Bancorp, Inc.*	28	578
Atlas Financial Holdings, Inc.*	29	577
Heritage Oaks Bancorp	71	569
BSB Bancorp, Inc.*	24	561
National Interstate Corp.	21	561
GAMCO Investors, Inc. — Class A	18	559
Cascade Bancorp*	92	558
Associated Capital Group, Inc. — Class A*	18	549
eHealth, Inc.*	54	539
Oppenheimer Holdings, Inc. — Class A	31	539
CorEnergy Infrastructure Trust, Inc.	36	534
Calamos Asset Management, Inc. — Class A	54	523
Enova International, Inc.*	78	516
Enterprise Bancorp, Inc.	22	503
Franklin Financial Network, Inc.*	16	502
Regional Management Corp.*	32	495
Capital City Bank Group, Inc.	32	491
Hallmark Financial Services, Inc.*	42	491
CommunityOne Bancorp*	36	485
Hingham Institution for Savings	4	479

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Trupanion, Inc.*	49	$478
Impac Mortgage Holdings, Inc.*	26	468
Crawford & Co. — Class B	86	457
National Commerce Corp.*	18	451
Access National Corp.	22	450
Merchants Bancshares, Inc.	14	441
C1 Financial, Inc.*	18	436
Century Bancorp, Inc. — Class A	10	435
Bear State Financial, Inc.*	39	422
Marlin Business Services Corp.	26	418
Green Bancorp, Inc.*	35	367
Donegal Group, Inc. — Class A	26	366
On Deck Capital, Inc.*	35	361
Pzena Investment Management, Inc. — Class A	37	318
Independence Holding Co.	21	291
Stonegate Mortgage Corp.*	44	240
Hampton Roads Bankshares, Inc.*	102	188
Ashford, Inc.*	3	160
Great Ajax Corp.	13	158
RMR Group, Inc. — Class A*	10	148
BBX Capital Corp. — Class A*	8	125
Kansas City Life Insurance Co.	3	115
Medley Management, Inc. — Class A	18	102
ZAIS Group Holdings, Inc.*	11	102
CIFC LLC	17	95
JG Wentworth Co. — Class A*	44	79
Live Oak Bancshares, Inc.	5	71
Allegiance Bancshares, Inc.*	3	71
Fifth Street Asset Management, Inc.	17	55
People’s Utah Bancorp	3	52
Altisource Asset Management Corp.*	3	51
RCS Capital Corp. — Class A*	147	45
Equity Bancshares, Inc. — Class A*	1	23
Total Financial		1,296,068

Consumer, Non-cyclical - 18.4%
STERIS plc	255	19,211
Dyax Corp.*	438	16,479
Neurocrine Biosciences, Inc.*	256	14,483
Anacor Pharmaceuticals, Inc.*	124	14,008
Ultragenyx Pharmaceutical, Inc.*	116	13,013
West Pharmaceutical Services, Inc.	216	13,009
Amsurg Corp. — Class A*	160	12,159
Post Holdings, Inc.*	184	11,354
PAREXEL International Corp.*	166	11,307
ABIOMED, Inc.*	125	11,284
Euronet Worldwide, Inc.*	155	11,227
Heartland Payment Systems, Inc.	110	10,430
WellCare Health Plans, Inc.*	133	10,402
TreeHouse Foods, Inc.*	128	10,043
HealthSouth Corp.	275	9,573
Team Health Holdings, Inc.*	217	9,524
Impax Laboratories, Inc.*	215	9,192
Myriad Genetics, Inc.*	208	8,977
ACADIA Pharmaceuticals, Inc.*	239	8,520
Pacira Pharmaceuticals, Inc.*	109	8,369
Deluxe Corp.	149	8,126
Helen of Troy Ltd.*	86	8,106
Prestige Brands Holdings, Inc.*	156	8,030
Cimpress N.V.*	98	7,952
LivaNova plc*	133	7,895
Cepheid*	215	7,854
NuVasive, Inc.*	145	7,845
Chemed Corp.	51	7,640
Bright Horizons Family Solutions, Inc.*	112	7,481
Healthcare Services Group, Inc.	214	7,461
Medicines Co.*	198	7,392
Portola Pharmaceuticals, Inc.*	143	7,357
Molina Healthcare, Inc.*	118	7,095
On Assignment, Inc.*	154	6,921
Owens & Minor, Inc.	190	6,836
Novavax, Inc.*	806	6,762
Nektar Therapeutics*	395	6,656
Wright Medical Group N.V.*	268	6,480
Lancaster Colony Corp.	56	6,466
Cantel Medical Corp.	104	6,463
Insulet Corp.*	170	6,428
Prothena Corporation plc*	94	6,402
Advisory Board Co.*	128	6,350
Monro Muffler Brake, Inc.	95	6,291
Catalent, Inc.*	251	6,283
Neogen Corp.*	111	6,274
CEB, Inc.	101	6,200
B&G Foods, Inc.	174	6,093
Vector Group Ltd.	258	6,087
Radius Health, Inc.*	97	5,969
United Natural Foods, Inc.*	151	5,943
Globus Medical, Inc. — Class A*	206	5,731
Grand Canyon Education, Inc.*	141	5,656
Ligand Pharmaceuticals, Inc. — Class B*	52	5,638
Integra LifeSciences Holdings Corp.*	83	5,626
Ophthotech Corp.*	71	5,576
Halozyme Therapeutics, Inc.*	320	5,546
Masimo Corp.*	132	5,479
Acorda Therapeutics, Inc.*	128	5,476
Boston Beer Company, Inc. — Class A*	27	5,452
Kite Pharma, Inc.*	87	5,361
SUPERVALU, Inc.*	787	5,335
Sanderson Farms, Inc.	68	5,271
Matthews International Corp. — Class A	98	5,238
Darling Ingredients, Inc.*	495	5,207
J&J Snack Foods Corp.	44	5,133
Sarepta Therapeutics, Inc.*	130	5,015
Korn/Ferry International	151	5,010
Snyder’s-Lance, Inc.	146	5,008
Haemonetics Corp.*	155	4,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Air Methods Corp.*	118	$4,948
DeVry Education Group, Inc.	192	4,859
Dean Foods Co.	283	4,853
Sotheby’s	186	4,791
Natus Medical, Inc.*	99	4,757
ABM Industries, Inc.	167	4,755
Celldex Therapeutics, Inc.*	297	4,657
Halyard Health, Inc.*	139	4,644
Magellan Health, Inc.*	75	4,625
ICU Medical, Inc.*	41	4,624
Cardtronics, Inc.*	134	4,509
AMN Healthcare Services, Inc.*	143	4,440
Ironwood Pharmaceuticals, Inc. — Class A*	379	4,393
FibroGen, Inc.*	144	4,388
Cambrex Corp.*	93	4,379
Cal-Maine Foods, Inc.	94	4,356
WD-40 Co.	44	4,340
FTI Consulting, Inc.*	124	4,298
Intra-Cellular Therapies, Inc.*	79	4,249
Brink’s Co.	146	4,214
NxStage Medical, Inc.*	190	4,163
Huron Consulting Group, Inc.*	69	4,099
Travelport Worldwide Ltd.	317	4,089
LifeLock, Inc.*	283	4,061
Greatbatch, Inc.*	77	4,043
TherapeuticsMD, Inc.*	382	3,961
Fresh Del Monte Produce, Inc.	99	3,849
Achillion Pharmaceuticals, Inc.*	352	3,798
Select Medical Holdings Corp.	316	3,764
Universal Corp.	67	3,757
Exelixis, Inc.*	656	3,700
Diplomat Pharmacy, Inc.*	108	3,696
Abaxis, Inc.	66	3,675
CONMED Corp.	83	3,656
Emergent BioSolutions, Inc.*	91	3,641
TESARO, Inc.*	69	3,610
ImmunoGen, Inc.*	259	3,515
Ensign Group, Inc.	152	3,440
Amicus Therapeutics, Inc.*	349	3,385
Nevro Corp.*	50	3,376
Amedisys, Inc.*	85	3,342
Insmed, Inc.*	184	3,340
ExamWorks Group, Inc.*	125	3,325
EVERTEC, Inc.	197	3,298
HMS Holdings Corp.*	266	3,282
PTC Therapeutics, Inc.*	101	3,272
Depomed, Inc.*	180	3,263
TrueBlue, Inc.*	126	3,246
Lannett Company, Inc.*	80	3,210
PharMerica Corp.*	91	3,185
Acceleron Pharma, Inc.*	65	3,169
ARIAD Pharmaceuticals, Inc.*	503	3,144
Analogic Corp.	37	3,056
MiMedx Group, Inc.*	326	3,055
AMAG Pharmaceuticals, Inc.*	101	3,049
Fresh Market, Inc.*	130	3,045
Diamond Foods, Inc.*	78	3,007
Kindred Healthcare, Inc.	252	3,001
Cempra, Inc.*	96	2,988
Cynosure, Inc. — Class A*	66	2,948
MacroGenics, Inc.*	95	2,942
Clovis Oncology, Inc.*	84	2,940
Seaboard Corp.*	1	2,895
ZIOPHARM Oncology, Inc.*	345	2,867
Tumi Holdings, Inc.*	168	2,794
Relypsa, Inc.*	98	2,777
Repligen Corp.*	98	2,772
Luminex Corp.*	129	2,759
Insperity, Inc.	57	2,745
Five Prime Therapeutics, Inc.*	66	2,739
HealthEquity, Inc.*	109	2,733
Momenta Pharmaceuticals, Inc.*	183	2,716
Zeltiq Aesthetics, Inc.*	95	2,710
Theravance, Inc.	257	2,709
Andersons, Inc.	85	2,689
Exact Sciences Corp.*	289	2,667
Merrimack Pharmaceuticals, Inc.*	337	2,662
PRA Health Sciences, Inc.*	58	2,626
HeartWare International, Inc.*	52	2,621
Surgical Care Affiliates, Inc.*	65	2,588
Dynavax Technologies Corp.*	106	2,561
Meridian Bioscience, Inc.	124	2,544
Merit Medical Systems, Inc.*	133	2,472
SpartanNash Co.	113	2,445
Sage Therapeutics, Inc.*	41	2,390
Rent-A-Center, Inc.	159	2,380
TriNet Group, Inc.*	123	2,380
Pacific Biosciences of California, Inc.*	181	2,377
Coca-Cola Bottling Company Consolidated	13	2,372
ACCO Brands Corp.*	330	2,353
Affymetrix, Inc.*	233	2,351
Navigant Consulting, Inc.*	145	2,329
Heron Therapeutics, Inc.*	87	2,323
Geron Corp.*	474	2,294
NewLink Genetics Corp.*	63	2,293
Alder Biopharmaceuticals, Inc.*	69	2,279
Multi-Color Corp.	38	2,273
BioCryst Pharmaceuticals, Inc.*	218	2,250
Green Dot Corp. — Class A*	137	2,250
Orthofix International N.V.*	57	2,235
Eagle Pharmaceuticals, Inc.*	25	2,217
Apollo Education Group, Inc. — Class A*	283	2,171
Calavo Growers, Inc.	44	2,156
ICF International, Inc.*	59	2,098
USANA Health Sciences, Inc.*	16	2,044
Retrophin, Inc.*	105	2,025

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Team, Inc.*	63	$2,013
Insys Therapeutics, Inc.*	70	2,004
Endologix, Inc.*	202	2,000
US Physical Therapy, Inc.	37	1,986
Strayer Education, Inc.*	33	1,984
Spectranetics Corp.*	128	1,928
Providence Service Corp.*	41	1,924
Sangamo BioSciences, Inc.*	209	1,908
Paylocity Holding Corp.*	47	1,906
Weight Watchers International, Inc.*	83	1,892
AtriCure, Inc.*	84	1,885
NutriSystem, Inc.	87	1,883
Kforce, Inc.	74	1,871
Genomic Health, Inc.*	53	1,866
LDR Holding Corp.*	74	1,858
National Healthcare Corp.	30	1,851
Resources Connection, Inc.	113	1,846
Quidel Corp.*	87	1,844
Inogen, Inc.*	46	1,844
Incorporated Research Holdings, Inc. — Class A*	38	1,843
Capital Senior Living Corp.*	88	1,836
McGrath RentCorp	72	1,814
Cerus Corp.*	286	1,808
Boulder Brands, Inc.*	164	1,801
Omeros Corp.*	114	1,793
RPX Corp.*	163	1,793
Array BioPharma, Inc.*	424	1,789
Vascular Solutions, Inc.*	52	1,788
Tootsie Roll Industries, Inc.	56	1,769
LHC Group, Inc.*	39	1,766
Triple-S Management Corp. — Class B*	73	1,745
PDL BioPharma, Inc.	493	1,745
Hanger, Inc.*	106	1,744
Ingles Markets, Inc. — Class A	39	1,719
Central Garden & Pet Co. — Class A*	126	1,714
Revance Therapeutics, Inc.*	50	1,708
Synergy Pharmaceuticals, Inc.*	301	1,707
Invacare Corp.	96	1,669
Viad Corp.	59	1,666
Capella Education Co.	36	1,664
Lexicon Pharmaceuticals, Inc.*	125	1,664
Anika Therapeutics, Inc.*	43	1,641
Coherus Biosciences, Inc.*	71	1,630
LendingTree, Inc.*	18	1,607
Accuray, Inc.*	237	1,600
Phibro Animal Health Corp. — Class A	53	1,597
Enanta Pharmaceuticals, Inc.*	48	1,585
Cross Country Healthcare, Inc.*	96	1,573
Keryx Biopharmaceuticals, Inc.*	311	1,571
Monster Worldwide, Inc.*	273	1,564
Rockwell Medical, Inc.*	149	1,526
Atrion Corp.	4	1,525
Aerie Pharmaceuticals, Inc.*	62	1,510
Ennis, Inc.	78	1,502
National Beverage Corp.*	33	1,500
Albany Molecular Research, Inc.*	75	1,489
Heidrick & Struggles International, Inc.	54	1,470
CBIZ, Inc.*	148	1,459
Dermira, Inc.*	42	1,454
Kelly Services, Inc. — Class A	90	1,454
Inovio Pharmaceuticals, Inc.*	215	1,445
Cardiovascular Systems, Inc.*	95	1,436
Omega Protein Corp.*	64	1,421
Weis Markets, Inc.	32	1,418
Accelerate Diagnostics, Inc.*	65	1,397
Epizyme, Inc.*	87	1,394
Supernus Pharmaceuticals, Inc.*	103	1,384
Arena Pharmaceuticals, Inc.*	727	1,381
SciClone Pharmaceuticals, Inc.*	148	1,362
Amphastar Pharmaceuticals, Inc.*	95	1,352
Atara Biotherapeutics, Inc.*	51	1,347
Smart & Final Stores, Inc.*	72	1,311
John B Sanfilippo & Son, Inc.	24	1,297
Theravance Biopharma, Inc.*	79	1,295
Progenics Pharmaceuticals, Inc.*	210	1,287
Sucampo Pharmaceuticals, Inc. — Class A*	74	1,279
Wausau Paper Corp.	124	1,269
TG Therapeutics, Inc.*	106	1,265
Raptor Pharmaceutical Corp.*	243	1,264
NeoGenomics, Inc.*	160	1,259
Xencor, Inc.*	85	1,243
Otonomy, Inc.*	44	1,221
Chimerix, Inc.*	136	1,217
Inter Parfums, Inc.	51	1,215
Spectrum Pharmaceuticals, Inc.*	201	1,212
Healthways, Inc.*	93	1,197
SP Plus Corp.*	50	1,195
Vanda Pharmaceuticals, Inc.*	124	1,154
Infinity Pharmaceuticals, Inc.*	147	1,154
OncoMed Pharmaceuticals, Inc.*	51	1,150
Hackett Group, Inc.	71	1,142
Performance Food Group Co.*	49	1,134
Teligent, Inc.*	125	1,113
Carriage Services, Inc. — Class A	46	1,109
James River Group Holdings Ltd.	33	1,107
Intersect ENT, Inc.*	49	1,103
Arrowhead Research Corp.*	179	1,101
CorVel Corp.*	25	1,098
OraSure Technologies, Inc.*	169	1,088
Cytokinetics, Inc.*	104	1,088
Spark Therapeutics, Inc.*	24	1,087
Tetraphase Pharmaceuticals, Inc.*	108	1,083
MannKind Corp.*	741	1,074
Ocata Therapeutics, Inc.*	125	1,053
Sagent Pharmaceuticals, Inc.*	66	1,050

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Universal American Corp.	150	$1,050
K2M Group Holdings, Inc.*	53	1,046
Lion Biotechnologies, Inc.*	135	1,042
Agenus, Inc.*	229	1,040
ANI Pharmaceuticals, Inc.*	23	1,038
La Jolla Pharmaceutical Co.*	38	1,026
Mirati Therapeutics, Inc.*	32	1,011
Akebia Therapeutics, Inc.*	78	1,008
Civitas Solutions, Inc.*	35	1,008
Adeptus Health, Inc. — Class A*	18	981
GenMark Diagnostics, Inc.*	126	978
Curis, Inc.*	335	975
Medifast, Inc.	32	972
XenoPort, Inc.*	177	972
Surgery Partners, Inc.*	47	963
Barrett Business Services, Inc.	22	958
Landauer, Inc.	29	955
Revlon, Inc. — Class A*	34	947
BioTelemetry, Inc.*	81	946
Zogenix, Inc.*	64	943
Chefs’ Warehouse, Inc.*	56	934
Corcept Therapeutics, Inc.*	186	926
Advaxis, Inc.*	91	915
Karyopharm Therapeutics, Inc.*	69	914
American Public Education, Inc.*	49	912
AngioDynamics, Inc.*	75	911
Cara Therapeutics, Inc.*	54	910
K12, Inc.*	102	898
Trevena, Inc.*	85	893
Esperion Therapeutics, Inc.*	40	890
Immunomedics, Inc.*	290	890
Concert Pharmaceuticals, Inc.*	46	873
Ignyta, Inc.*	65	871
Everi Holdings, Inc.*	198	869
Forrester Research, Inc.	30	854
Ardelyx, Inc.*	47	852
Adamas Pharmaceuticals, Inc.*	30	850
Versartis, Inc.*	68	843
Seres Therapeutics, Inc.*	24	842
Almost Family, Inc.*	22	841
CryoLife, Inc.	77	830
STAAR Surgical Co.*	116	828
ServiceSource International, Inc.*	176	811
Quad/Graphics, Inc.	87	809
Rigel Pharmaceuticals, Inc.*	265	803
Idera Pharmaceuticals, Inc.*	257	794
SurModics, Inc.*	39	791
Flexion Therapeutics, Inc.*	41	790
Tejon Ranch Co.*	41	785
Elizabeth Arden, Inc.*	79	782
MGP Ingredients, Inc.	30	779
Natural Health Trends Corp.	23	771
CSS Industries, Inc.	27	766
Foundation Medicine, Inc.*	36	758
Aegerion Pharmaceuticals, Inc.*	75	758
Durect Corp.*	337	745
Farmer Brothers Co.*	23	742
Career Education Corp.*	204	741
Sorrento Therapeutics, Inc.*	85	740
Regulus Therapeutics, Inc.*	84	732
Vitae Pharmaceuticals, Inc.*	40	724
Great Lakes Dredge & Dock Corp.*	182	721
Blueprint Medicines Corp.*	27	711
Peregrine Pharmaceuticals, Inc.*	601	703
Paratek Pharmaceuticals, Inc.*	37	702
Penumbra, Inc.*	13	700
Oxford Immunotec Global plc*	60	690
Galena Biopharma, Inc.*	469	689
Axovant Sciences Ltd.*	38	685
OvaScience, Inc.*	70	684
RTI Surgical, Inc.*	172	683
Immune Design Corp.*	34	683
Organovo Holdings, Inc.*	274	682
CTI BioPharma Corp.*	552	679
Aduro Biotech, Inc.*	24	675
ChemoCentryx, Inc.*	83	672
Ascent Capital Group, Inc. — Class A*	40	669
Vectrus, Inc.*	32	668
BioDelivery Sciences International, Inc.*	139	666
BioTime, Inc.*	162	664
Heska Corp.*	17	658
Loxo Oncology, Inc.*	23	654
Global Blood Therapeutics, Inc.*	20	647
Utah Medical Products, Inc.	11	644
Seneca Foods Corp. — Class A*	22	638
RadNet, Inc.*	103	637
Oncothyreon, Inc.*	286	635
Vital Therapies, Inc.*	55	634
Aimmune Therapeutics, Inc.*	34	627
Tandem Diabetes Care, Inc.*	53	626
Cellular Biomedicine Group, Inc.*	29	623
Nutraceutical International Corp.*	24	620
Franklin Covey Co.*	37	619
Pfenex, Inc.*	49	607
LeMaitre Vascular, Inc.	35	604
BioSpecifics Technologies Corp.*	14	602
Navidea Biopharmaceuticals, Inc.*	452	601
POZEN, Inc.*	87	594
Osiris Therapeutics, Inc.	57	592
Sequenom, Inc.*	354	581
Village Super Market, Inc. — Class A	22	580
NanoString Technologies, Inc.*	39	574
InVivo Therapeutics Holdings Corp.*	79	569
Exactech, Inc.*	31	563
Antares Pharma, Inc.*	465	563
Catalyst Pharmaceuticals, Inc.*	227	556

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Avalanche Biotechnologies, Inc.*	58	$552
Anthera Pharmaceuticals, Inc.*	119	552
Foamix Pharmaceuticals Ltd.*	68	551
Natural Grocers by Vitamin Cottage, Inc.*	27	550
Dicerna Pharmaceuticals, Inc.*	46	546
MoneyGram International, Inc.*	87	545
ARC Document Solutions, Inc.*	123	544
Applied Genetic Technologies Corp.*	26	530
Orexigen Therapeutics, Inc.*	307	528
CytRx Corp.*	198	525
Civeo Corp.*	368	523
Collegium Pharmaceutical, Inc.*	19	523
Limoneira Co.	34	508
CRA International, Inc.*	27	504
Aratana Therapeutics, Inc.*	89	497
Senomyx, Inc.*	130	490
Bellicum Pharmaceuticals, Inc.*	24	486
Cutera, Inc.*	38	486
National Research Corp. — Class A	30	481
Trovagene, Inc.*	89	481
Electro Rent Corp.	50	460
Endocyte, Inc.*	113	453
Northwest Biotherapeutics, Inc.*	141	451
PFSweb, Inc.*	35	450
SeaSpine Holdings Corp.*	26	447
Addus HomeCare Corp.*	19	442
AAC Holdings, Inc.*	23	438
Liberty Tax, Inc.	18	429
Alico, Inc.	11	426
Ocular Therapeutix, Inc.*	45	422
Inventure Foods, Inc.*	59	419
Five Star Quality Care, Inc.*	130	413
Care.com, Inc.*	57	408
Pernix Therapeutics Holdings, Inc.*	130	384
Bridgepoint Education, Inc.*	50	381
Genesis Healthcare, Inc.*	109	378
XOMA Corp.*	274	364
BioScrip, Inc.*	206	361
Proteon Therapeutics, Inc.*	23	357
Fibrocell Science, Inc.*	78	355
Harvard Bioscience, Inc.*	100	347
Medgenics, Inc.*	57	343
Teladoc, Inc.*	19	341
TransEnterix, Inc.*	133	330
Nature’s Sunshine Products, Inc.	32	324
Assembly Biosciences, Inc.*	43	323
Genocea Biosciences, Inc.*	61	321
Affimed N.V.*	45	320
VIVUS, Inc.*	312	318
T2 Biosystems, Inc.*	29	317
Zafgen, Inc.*	50	315
Collectors Universe, Inc.	20	310
Synutra International, Inc.*	64	301
Universal Technical Institute, Inc.	64	298
Agile Therapeutics, Inc.*	30	293
CDI Corp.	43	291
Stemline Therapeutics, Inc.*	46	290
Veracyte, Inc.*	40	288
Nobilis Health Corp.*	96	271
Entellus Medical, Inc.*	15	253
Tokai Pharmaceuticals, Inc.*	29	253
Craft Brew Alliance, Inc.*	30	251
Pendrell Corp.*	499	250
Neff Corp. — Class A*	32	245
Calithera Biosciences, Inc.*	32	245
Corium International, Inc.*	30	244
Cidara Therapeutics, Inc.*	14	240
Volt Information Sciences, Inc.*	29	236
iRadimed Corp.*	8	224
Alimera Sciences, Inc.*	91	220
Second Sight Medical Products, Inc.*	36	212
ConforMIS, Inc.*	12	207
Amplify Snack Brands, Inc.*	18	207
CorMedix, Inc.*	99	201
Glaukos Corp.*	8	198
Cambium Learning Group, Inc.*	39	189
Verastem, Inc.*	97	180
aTyr Pharma, Inc.*	18	177
Chiasma, Inc.*	9	176
Unilife Corp.*	349	173
Invitae Corp.*	21	172
CPI Card Group, Inc.*	15	160
Novocure Ltd.*	7	157
Alliance HealthCare Services, Inc.*	17	156
Lifeway Foods, Inc.*	14	155
Patriot National, Inc.*	23	154
Alarm.com Holdings, Inc.*	9	150
Carbylan Therapeutics, Inc.*	37	134
XBiotech, Inc.*	12	130
Natera, Inc.*	12	130
CytomX Therapeutics, Inc.*	6	125
Sientra, Inc.*	21	124
Asterias Biotherapeutics, Inc.*	31	122
Aclaris Therapeutics, Inc.*	4	108
Abeona Therapeutics, Inc.*	32	108
Neos Therapeutics, Inc.*	7	100
REGENXBIO, Inc.*	6	100
Synta Pharmaceuticals Corp.*	272	96
Threshold Pharmaceuticals, Inc.*	191	92
MyoKardia, Inc.*	6	88
Voyager Therapeutics, Inc.*	4	88
Edge Therapeutics, Inc.*	7	88
NantKwest, Inc.*	5	87
Arcadia Biosciences, Inc.*	24	73
Tobira Therapeutics, Inc.*	7	70
Dimension Therapeutics, Inc.*	4	45

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

EndoChoice Holdings, Inc.*	5	$42
Fairway Group Holdings Corp.*	62	41
Lantheus Holdings, Inc.*	11	37
vTv Therapeutics, Inc. — Class A*	5	34
Catabasis Pharmaceuticals, Inc.*	4	32
Nivalis Therapeutics, Inc.*	4	31
Invuity, Inc.*	3	26
SFX Entertainment, Inc.*	138	26
Zynerba Pharmaceuticals, Inc.*	2	20
OPKO Health, Inc.*	1	10
Total Consumer, Non-cyclical		1,168,371

Consumer, Cyclical - 9.9%
Casey’s General Stores, Inc.	117	14,093
Vail Resorts, Inc.	109	13,952
Pool Corp.	130	10,502
Burlington Stores, Inc.*	226	9,695
Buffalo Wild Wings, Inc.*	57	9,099
American Eagle Outfitters, Inc.	587	9,098
CalAtlantic Group, Inc.	231	8,759
Jack in the Box, Inc.	113	8,667
Restoration Hardware Holdings, Inc.*	101	8,025
Tenneco, Inc.*	173	7,943
Texas Roadhouse, Inc. — Class A	211	7,547
Lithia Motors, Inc. — Class A	69	7,361
Cracker Barrel Old Country Store, Inc.	57	7,229
Liberty TripAdvisor Holdings, Inc. — Class A*	224	6,796
Cheesecake Factory, Inc.	147	6,778
Allegiant Travel Co. — Class A	39	6,545
Cooper Tire & Rubber Co.	172	6,510
Dana Holding Corp.	460	6,348
Bloomin’ Brands, Inc.	372	6,283
TRI Pointe Group, Inc.*	485	6,144
Beacon Roofing Supply, Inc.*	149	6,136
DreamWorks Animation SKG, Inc. — Class A*	227	5,850
Big Lots, Inc.	149	5,742
Core-Mark Holding Company, Inc.	69	5,654
Abercrombie & Fitch Co. — Class A	209	5,642
Pinnacle Entertainment, Inc.*	180	5,601
Group 1 Automotive, Inc.	70	5,299
G-III Apparel Group Ltd.*	119	5,266
Five Below, Inc.*	164	5,265
Churchill Downs, Inc.	37	5,234
Wolverine World Wide, Inc.	311	5,196
Herman Miller, Inc.	179	5,137
Asbury Automotive Group, Inc.*	76	5,125
Gentherm, Inc.*	108	5,119
Steven Madden Ltd.*	169	5,107
Ascena Retail Group, Inc.*	516	5,083
Sonic Corp.	156	5,040
Hawaiian Holdings, Inc.*	142	5,017
HSN, Inc.	97	4,915
PriceSmart, Inc.	58	4,813
Papa John’s International, Inc.	86	4,805
HNI Corp.	133	4,796
Boyd Gaming Corp.*	240	4,769
UniFirst Corp.	45	4,689
Deckers Outdoor Corp.*	98	4,626
Chico’s FAS, Inc.	431	4,599
Marriott Vacations Worldwide Corp.	78	4,443
Express, Inc.*	254	4,389
American Axle & Manufacturing Holdings, Inc.*	228	4,318
Mobile Mini, Inc.	137	4,265
DineEquity, Inc.	50	4,234
Columbia Sportswear Co.	85	4,145
Meritage Homes Corp.*	119	4,045
Popeyes Louisiana Kitchen, Inc.*	69	4,037
SeaWorld Entertainment, Inc.	205	4,037
Genesco, Inc.*	71	4,035
Penn National Gaming, Inc.*	239	3,829
La Quinta Holdings, Inc.*	281	3,824
Dorman Products, Inc.*	80	3,798
G&K Services, Inc. — Class A	60	3,774
Interface, Inc. — Class A	197	3,771
Steelcase, Inc. — Class A	251	3,740
La-Z-Boy, Inc.	153	3,737
Essendant, Inc.	114	3,706
Guess?, Inc.	186	3,512
Caleres, Inc.	130	3,487
Children’s Place, Inc.	62	3,422
Select Comfort Corp.*	157	3,362
Diamond Resorts International, Inc.*	125	3,189
iRobot Corp.*	89	3,151
First Cash Financial Services, Inc.*	84	3,145
American Woodmark Corp.*	39	3,119
Cooper-Standard Holding, Inc.*	40	3,104
KB Home	245	3,021
MDC Holdings, Inc.	118	3,013
SkyWest, Inc.	156	2,967
Pep Boys-Manny Moe & Jack*	161	2,964
Krispy Kreme Doughnuts, Inc.*	194	2,924
Vitamin Shoppe, Inc.*	89	2,910
Cato Corp. — Class A	79	2,909
National CineMedia, Inc.	184	2,891
Dave & Buster’s Entertainment, Inc.*	69	2,880
International Speedway Corp. — Class A	84	2,832
BJ’s Restaurants, Inc.*	65	2,826
Oxford Industries, Inc.	44	2,808
Belmond Ltd. — Class A*	292	2,774
Mattress Firm Holding Corp.*	62	2,767
Virgin America, Inc.*	76	2,737
Knoll, Inc.	145	2,726
Fiesta Restaurant Group, Inc.*	81	2,722
ScanSource, Inc.*	81	2,610
Red Robin Gourmet Burgers, Inc.*	42	2,593
Buckle, Inc.	84	2,586

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

TiVo, Inc.*	292	$2,520
Finish Line, Inc. — Class A	139	2,513
Denny’s Corp.*	254	2,497
Meritor, Inc.*	294	2,455
Wabash National Corp.*	204	2,413
Bob Evans Farms, Inc.	62	2,409
ClubCorp Holdings, Inc.	131	2,393
Crocs, Inc.*	232	2,376
Rush Enterprises, Inc. — Class A*	106	2,320
Cash America International, Inc.	77	2,306
Standard Motor Products, Inc.	60	2,283
Universal Electronics, Inc.*	44	2,260
Sonic Automotive, Inc. — Class A	99	2,253
Cavco Industries, Inc.*	27	2,249
Francesca’s Holdings Corp.*	128	2,228
Wesco Aircraft Holdings, Inc.*	185	2,214
Callaway Golf Co.	234	2,204
Men’s Wearhouse, Inc.	145	2,129
Ethan Allen Interiors, Inc.	76	2,114
Hibbett Sports, Inc.*	69	2,087
Outerwall, Inc.	52	1,900
BMC Stock Holdings, Inc.*	112	1,876
Tower International, Inc.	64	1,828
Interval Leisure Group, Inc.	117	1,826
Motorcar Parts of America, Inc.*	54	1,826
Rentrak Corp.*	38	1,806
Fred’s, Inc. — Class A	110	1,801
Carmike Cinemas, Inc.*	74	1,698
Conn’s, Inc.*	72	1,690
Ruth’s Hospitality Group, Inc.	105	1,672
Biglari Holdings, Inc.*	5	1,629
H&E Equipment Services, Inc.	93	1,626
M/I Homes, Inc.*	74	1,622
Zoe’s Kitchen, Inc.*	57	1,595
Winnebago Industries, Inc.	80	1,592
Nautilus, Inc.*	94	1,572
Taylor Morrison Home Corp. — Class A*	97	1,552
Chuy’s Holdings, Inc.*	49	1,536
Regis Corp.*	108	1,528
AMC Entertainment Holdings, Inc. — Class A	63	1,512
Installed Building Products, Inc.*	59	1,465
Douglas Dynamics, Inc.	67	1,412
Lumber Liquidators Holdings, Inc.*	81	1,407
MarineMax, Inc.*	76	1,400
Libbey, Inc.	65	1,386
Pier 1 Imports, Inc.	271	1,379
Navistar International Corp.*	154	1,361
Scientific Games Corp. — Class A*	150	1,346
Barnes & Noble, Inc.	153	1,333
Tile Shop Holdings, Inc.*	81	1,328
Caesars Entertainment Corp.*	167	1,318
Performance Sports Group Ltd.*	135	1,300
Modine Manufacturing Co.*	143	1,294
Superior Industries International, Inc.	70	1,289
Haverty Furniture Companies, Inc.	60	1,286
Carrols Restaurant Group, Inc.*	106	1,244
Unifi, Inc.*	43	1,210
Movado Group, Inc.	47	1,208
DTS, Inc.*	53	1,197
Del Frisco’s Restaurant Group, Inc.*	70	1,121
Beazer Homes USA, Inc.*	92	1,057
WCI Communities, Inc.*	47	1,047
PetMed Express, Inc.	61	1,045
Shoe Carnival, Inc.	45	1,044
Marcus Corp.	55	1,043
Ruby Tuesday, Inc.*	187	1,030
LGI Homes, Inc.*	42	1,022
Daktronics, Inc.	116	1,012
Vera Bradley, Inc.*	64	1,009
Kimball International, Inc. — Class B	103	1,006
Citi Trends, Inc.	47	999
Iconix Brand Group, Inc.*	144	984
Party City Holdco, Inc.*	76	981
William Lyon Homes — Class A*	59	974
Barnes & Noble Education, Inc.*	96	955
Caesars Acquisition Co. — Class A*	139	947
Eldorado Resorts, Inc.*	84	924
Isle of Capri Casinos, Inc.*	66	919
Zumiez, Inc.*	59	892
Malibu Boats, Inc. — Class A*	54	884
Stage Stores, Inc.	96	875
Veritiv Corp.*	24	869
Tuesday Morning Corp.*	133	865
Sequential Brands Group, Inc.*	108	854
Fox Factory Holding Corp.*	51	843
Habit Restaurants, Inc. — Class A*	35	807
Bassett Furniture Industries, Inc.	32	803
Century Communities, Inc.*	45	797
Flexsteel Industries, Inc.	18	795
Culp, Inc.	31	790
Hooker Furniture Corp.	31	782
EZCORP, Inc. — Class A*	156	778
Eros International plc*	85	778
Potbelly Corp.*	66	773
Kirkland’s, Inc.	52	754
Miller Industries, Inc.	34	741
Planet Fitness, Inc. — Class A*	47	735
PC Connection, Inc.	32	724
Speedway Motorsports, Inc.	34	704
Sportsman’s Warehouse Holdings, Inc.*	54	697
America’s Car-Mart, Inc.*	26	694
Monarch Casino & Resort, Inc.*	30	682
Shake Shack, Inc. — Class A*	17	673
Perry Ellis International, Inc.*	36	663
Hovnanian Enterprises, Inc. — Class A*	359	650
Reading International, Inc. — Class A*	49	642

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Metaldyne Performance Group, Inc.	35	$642
Arctic Cat, Inc.	39	639
Federal-Mogul Holdings Corp.*	91	623
Republic Airways Holdings, Inc.*	153	601
Destination XL Group, Inc.*	108	596
Stein Mart, Inc.	88	592
Titan Machinery, Inc.*	52	568
Strattec Security Corp.	10	565
Horizon Global Corp.*	54	560
Winmark Corp.	6	558
Big 5 Sporting Goods Corp.	54	539
Weyco Group, Inc.	20	535
Freshpet, Inc.*	63	535
Jamba, Inc.*	39	526
Build-A-Bear Workshop, Inc. — Class A*	42	514
Titan International, Inc.	130	512
NACCO Industries, Inc. — Class A	12	506
El Pollo Loco Holdings, Inc.*	39	493
AV Homes, Inc.*	37	474
J Alexander’s Holdings, Inc.*	42	459
West Marine, Inc.*	53	450
JAKKS Pacific, Inc.*	56	446
Boot Barn Holdings, Inc.*	36	442
Green Brick Partners, Inc.*	61	439
Cherokee, Inc.*	25	431
Superior Uniform Group, Inc.	25	425
Intrawest Resorts Holdings, Inc.*	53	414
Bravo Brio Restaurant Group, Inc.*	46	414
Lifetime Brands, Inc.	31	411
Kona Grill, Inc.*	25	397
Escalade, Inc.	29	384
Bojangles’, Inc.*	24	381
Container Store Group, Inc.*	46	377
New Home Company, Inc.*	29	376
Noodles & Co.*	37	359
Skullcandy, Inc.*	66	312
VOXX International Corp. — Class A*	59	310
Johnson Outdoors, Inc. — Class A	14	306
Black Diamond, Inc.*	69	305
Papa Murphy’s Holdings, Inc.*	26	293
Systemax, Inc.*	34	292
Morgans Hotel Group Co.*	82	276
Commercial Vehicle Group, Inc.*	90	248
Castle Brands, Inc.*	201	247
Tilly’s, Inc. — Class A*	34	225
Vince Holding Corp.*	46	211
Ollie’s Bargain Outlet Holdings, Inc.*	12	204
Marine Products Corp.	32	193
Accuride Corp.*	116	193
Flex Pharma, Inc.*	15	186
Christopher & Banks Corp.*	111	183
Empire Resorts, Inc.*	10	180
Wingstop, Inc.*	7	160
Blue Bird Corp.*	15	152
Duluth Holdings, Inc.*	6	88
MCBC Holdings, Inc.*	5	69
Fogo De Chao, Inc.*	4	61
bebe stores, Inc.	85	48
Total Consumer, Cyclical		627,638

Industrial - 9.4%
Berry Plastics Group, Inc.*	358	12,952
FEI Co.	125	9,974
Curtiss-Wright Corp.	143	9,795
Woodward, Inc.	197	9,783
Teledyne Technologies, Inc.*	105	9,314
EMCOR Group, Inc.	188	9,031
Louisiana-Pacific Corp.*	429	7,726
CLARCOR, Inc.	150	7,453
EnerSys	133	7,439
Littelfuse, Inc.	68	7,278
Tech Data Corp.*	109	7,235
Esterline Technologies Corp.*	89	7,209
Dycom Industries, Inc.*	102	7,136
Moog, Inc. — Class A*	110	6,666
Universal Display Corp.*	120	6,533
IMAX Corp.*	182	6,468
Generac Holdings, Inc.*	206	6,133
Belden, Inc.	128	6,103
HEICO Corp. — Class A	120	5,904
XPO Logistics, Inc.*	215	5,858
Barnes Group, Inc.	164	5,805
KapStone Paper and Packaging Corp.	256	5,783
Hillenbrand, Inc.	188	5,570
Rexnord Corp.*	306	5,545
Matson, Inc.	130	5,541
Masonite International Corp.*	90	5,510
OSI Systems, Inc.*	60	5,319
Granite Construction, Inc.	118	5,063
Vishay Intertechnology, Inc.	407	4,904
KLX, Inc.*	159	4,896
Sanmina Corp.*	235	4,837
Applied Industrial Technologies, Inc.	119	4,818
Tetra Tech, Inc.	181	4,709
Coherent, Inc.*	72	4,688
Mueller Industries, Inc.	172	4,661
RBC Bearings, Inc.*	71	4,586
Knight Transportation, Inc.	188	4,555
Proto Labs, Inc.*	70	4,458
Simpson Manufacturing Company, Inc.	127	4,336
John Bean Technologies Corp.	87	4,335
AZZ, Inc.	78	4,335
Drew Industries, Inc.	71	4,323
Scorpio Tankers, Inc.	536	4,299
Actuant Corp. — Class A	179	4,289
Watts Water Technologies, Inc. — Class A	84	4,172

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Itron, Inc.*	115	$4,161
Mueller Water Products, Inc. — Class A	483	4,154
Nordic American Tankers Ltd.	267	4,149
Universal Forest Products, Inc.	60	4,101
Forward Air Corp.	92	3,957
Exponent, Inc.	78	3,896
Franklin Electric Company, Inc.	143	3,865
Apogee Enterprises, Inc.	88	3,829
MSA Safety, Inc.	88	3,825
Headwaters, Inc.*	222	3,745
Methode Electronics, Inc.	115	3,661
Swift Transportation Co. — Class A*	264	3,648
Trex Company, Inc.*	95	3,614
Hub Group, Inc. — Class A*	109	3,592
Smith & Wesson Holding Corp.*	162	3,561
Knowles Corp.*	262	3,492
Plexus Corp.*	100	3,492
MasTec, Inc.*	199	3,459
Advanced Energy Industries, Inc.*	122	3,444
Sturm Ruger & Company, Inc.	56	3,338
Brady Corp. — Class A	144	3,309
Kaman Corp.	81	3,306
Benchmark Electronics, Inc.*	157	3,245
Standex International Corp.	38	3,160
Comfort Systems USA, Inc.	111	3,155
HEICO Corp.	58	3,153
Werner Enterprises, Inc.	133	3,111
Albany International Corp. — Class A	85	3,107
Atlas Air Worldwide Holdings, Inc.*	75	3,101
Tennant Co.	55	3,094
Cubic Corp.	65	3,071
Boise Cascade Co.*	118	3,013
EnPro Industries, Inc.	68	2,981
Ship Finance International Ltd.	178	2,949
Federal Signal Corp.	186	2,948
Aerojet Rocketdyne Holdings, Inc.*	188	2,944
II-VI, Inc.*	157	2,914
Rogers Corp.*	56	2,888
Greif, Inc. — Class A	93	2,865
ESCO Technologies, Inc.	79	2,855
AAON, Inc.	122	2,833
AAR Corp.	107	2,813
TASER International, Inc.*	160	2,766
Greenbrier Companies, Inc.	79	2,577
Heartland Express, Inc.	151	2,570
Primoris Services Corp.	116	2,555
Lindsay Corp.	35	2,534
Fabrinet*	106	2,525
Astronics Corp.*	62	2,524
Badger Meter, Inc.	43	2,519
TriMas Corp.*	135	2,518
Advanced Drainage Systems, Inc.	101	2,427
US Ecology, Inc.	65	2,369
Gibraltar Industries, Inc.*	92	2,340
Astec Industries, Inc.	57	2,320
Briggs & Stratton Corp.	134	2,318
US Concrete, Inc.*	44	2,317
Encore Wire Corp.	62	2,300
Rofin-Sinar Technologies, Inc.*	85	2,276
DHT Holdings, Inc.	279	2,257
Sun Hydraulics Corp.	68	2,158
CIRCOR International, Inc.	51	2,150
Frontline Ltd.	715	2,138
Aegion Corp. — Class A*	110	2,124
Quanex Building Products Corp.	101	2,106
Altra Industrial Motion Corp.	79	1,981
General Cable Corp.	147	1,974
UTI Worldwide, Inc.*	278	1,954
Teekay Tankers Ltd. — Class A	278	1,913
Harsco Corp.	240	1,891
Newport Corp.*	119	1,889
Tutor Perini Corp.*	112	1,875
Lydall, Inc.*	51	1,809
Echo Global Logistics, Inc.*	88	1,794
Raven Industries, Inc.	114	1,778
CTS Corp.	99	1,746
Aerovironment, Inc.*	59	1,739
Griffon Corp.	97	1,727
Summit Materials, Inc. — Class A*	86	1,721
AVX Corp.	138	1,675
Saia, Inc.*	75	1,669
Continental Building Products, Inc.*	95	1,659
ArcBest Corp.	77	1,647
Chart Industries, Inc.*	91	1,634
PGT, Inc.*	143	1,629
Builders FirstSource, Inc.*	147	1,629
Patrick Industries, Inc.*	37	1,610
Air Transport Services Group, Inc.*	158	1,593
TAL International Group, Inc.*	100	1,590
FARO Technologies, Inc.*	52	1,535
Gorman-Rupp Co.	57	1,524
Alamo Group, Inc.	29	1,511
Hyster-Yale Materials Handling, Inc.	28	1,469
Blount International, Inc.*	146	1,432
GSI Group, Inc.*	104	1,416
YRC Worldwide, Inc.*	98	1,390
Global Brass & Copper Holdings, Inc.	65	1,385
Haynes International, Inc.	37	1,357
Kadant, Inc.	33	1,340
Nortek, Inc.*	29	1,265
NN, Inc.	79	1,259
MYR Group, Inc.*	61	1,257
Marten Transport Ltd.	71	1,257
Stoneridge, Inc.*	84	1,243
Argan, Inc.	38	1,231
Insteel Industries, Inc.	56	1,172

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

National Presto Industries, Inc.	14	$1,160
American Railcar Industries, Inc.	25	1,157
TTM Technologies, Inc.*	177	1,152
Columbus McKinnon Corp.	60	1,134
Tredegar Corp.	76	1,035
GasLog Ltd.	124	1,029
PowerSecure International, Inc.*	68	1,023
NCI Building Systems, Inc.*	82	1,018
TimkenSteel Corp.	119	997
Tidewater, Inc.	140	975
Myers Industries, Inc.	73	972
Multi Packaging Solutions International Ltd.*	56	972
Trinseo S.A.*	34	959
Park-Ohio Holdings Corp.	26	956
Kimball Electronics, Inc.*	87	956
Mistras Group, Inc.*	50	955
GP Strategies Corp.*	38	954
Textainer Group Holdings Ltd.	67	945
Hornbeck Offshore Services, Inc.*	95	944
Fluidigm Corp.*	86	930
Park Electrochemical Corp.	61	919
American Science & Engineering, Inc.	22	910
ZAGG, Inc.*	83	908
Dorian LPG Ltd.*	75	883
AEP Industries, Inc.*	11	849
DXP Enterprises, Inc.*	37	844
NVE Corp.	15	843
Applied Optoelectronics, Inc.*	48	824
Chase Corp.	20	815
Celadon Group, Inc.	82	811
Ply Gem Holdings, Inc.*	64	803
Mesa Laboratories, Inc.	8	796
LSI Industries, Inc.	65	792
Roadrunner Transportation Systems, Inc.*	84	792
Checkpoint Systems, Inc.	126	790
Furmanite Corp.*	113	753
VSE Corp.	12	746
Navios Maritime Acquisition Corp.	245	737
Scorpio Bulkers, Inc.*	74	736
Casella Waste Systems, Inc. — Class A*	118	706
Powell Industries, Inc.	27	703
FreightCar America, Inc.	36	699
Ardmore Shipping Corp.	54	687
Covenant Transportation Group, Inc. — Class A*	34	642
CECO Environmental Corp.	77	591
Sparton Corp.*	29	580
Multi-Fineline Electronix, Inc.*	27	558
Kratos Defense & Security Solutions, Inc.*	135	554
Milacron Holdings Corp.*	44	550
Bel Fuse, Inc. — Class B	31	536
Ducommun, Inc.*	33	535
CAI International, Inc.*	52	524
USA Truck, Inc.*	29	506
Hurco Companies, Inc.	19	505
Graham Corp.	29	488
TRC Companies, Inc.*	51	472
Allied Motion Technologies, Inc.	18	471
Control4 Corp.*	63	458
Vicor Corp.*	48	438
Navios Maritime Holdings, Inc.	245	429
LSB Industries, Inc.*	59	428
Hill International, Inc.*	110	427
Vishay Precision Group, Inc.*	37	419
LB Foster Co. — Class A	30	410
Lawson Products, Inc.*	17	397
Heritage-Crystal Clean, Inc.*	37	392
Xerium Technologies, Inc.*	33	391
Orion Marine Group, Inc.*	83	346
Universal Truckload Services, Inc.	24	337
NV5 Global, Inc.*	15	330
Northwest Pipe Co.*	29	325
Radiant Logistics, Inc.*	94	322
Olympic Steel, Inc.	27	313
Imprivata, Inc.*	27	305
Nordic American Offshore Ltd.	57	300
Astronics Corp. — Class B*	7	285
Core Molding Technologies, Inc.*	22	282
Fenix Parts, Inc.*	41	278
Omega Flex, Inc.	8	264
Twin Disc, Inc.	25	263
PAM Transportation Services, Inc.*	9	248
Power Solutions International, Inc.*	13	237
Eagle Bulk Shipping, Inc.*	66	232
Golden Ocean Group Ltd.*	200	214
Gener8 Maritime, Inc.*	19	180
Handy & Harman Ltd.*	8	164
Safe Bulkers, Inc.	113	92
NL Industries, Inc.*	21	64
Ultrapetrol Bahamas Ltd.*	63	7
Total Industrial		594,640

Technology - 9.1%
Tyler Technologies, Inc.*	101	17,605
Manhattan Associates, Inc.*	222	14,689
Guidewire Software, Inc.*	211	12,694
Integrated Device Technology, Inc.*	445	11,726
EPAM Systems, Inc.*	147	11,557
MAXIMUS, Inc.	198	11,138
Cavium, Inc.*	166	10,908
Aspen Technology, Inc.*	257	9,704
Microsemi Corp.*	285	9,288
Blackbaud, Inc.	141	9,286
Synaptics, Inc.*	111	8,917
Take-Two Interactive Software, Inc.*	254	8,849
Fair Isaac Corp.	93	8,759
Qlik Technologies, Inc.*	275	8,707

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

NetScout Systems, Inc.*	275	$8,443
Medidata Solutions, Inc.*	167	8,230
SYNNEX Corp.	87	7,823
Proofpoint, Inc.*	119	7,736
Monolithic Power Systems, Inc.	118	7,518
ACI Worldwide, Inc.*	351	7,511
Verint Systems, Inc.*	185	7,504
Convergys Corp.	297	7,391
Fairchild Semiconductor International, Inc. — Class A*	349	7,228
CACI International, Inc. — Class A*	73	6,773
Electronics for Imaging, Inc.*	141	6,590
Science Applications International Corp.	139	6,363
Silicon Laboratories, Inc.*	129	6,262
PMC-Sierra, Inc.*	523	6,077
FleetMatics Group plc*	115	5,841
Diebold, Inc.	194	5,837
MKS Instruments, Inc.	160	5,760
Cirrus Logic, Inc.*	190	5,611
MedAssets, Inc.*	181	5,600
Entegris, Inc.*	420	5,573
Mentor Graphics Corp.	300	5,526
Cornerstone OnDemand, Inc.*	160	5,525
Advanced Micro Devices, Inc.*	1,910	5,482
Demandware, Inc.*	100	5,397
CommVault Systems, Inc.*	136	5,352
Ambarella, Inc.*	94	5,240
Intersil Corp. — Class A	396	5,053
OmniVision Technologies, Inc.*	174	5,049
MicroStrategy, Inc. — Class A*	28	5,020
Imperva, Inc.*	79	5,001
Acxiom Corp.*	234	4,895
Tessera Technologies, Inc.	157	4,712
ExlService Holdings, Inc.*	99	4,448
Power Integrations, Inc.	88	4,279
Syntel, Inc.*	94	4,254
Luxoft Holding, Inc.*	55	4,242
Rovi Corp.*	249	4,148
Synchronoss Technologies, Inc.*	116	4,087
Rambus, Inc.*	347	4,022
Cray, Inc.*	122	3,959
Semtech Corp.*	199	3,765
Virtusa Corp.*	89	3,679
Bottomline Technologies de, Inc.*	122	3,627
Progress Software Corp.*	151	3,624
Sykes Enterprises, Inc.*	117	3,601
Stratasys Ltd.*	153	3,592
CSG Systems International, Inc.	99	3,562
Paycom Software, Inc.*	94	3,537
RealPage, Inc.*	157	3,525
SPS Commerce, Inc.*	50	3,511
Envestnet, Inc.*	117	3,490
Omnicell, Inc.*	109	3,388
Cabot Microelectronics Corp.	74	3,240
QLogic Corp.*	262	3,196
HubSpot, Inc.*	56	3,153
Inphi Corp.*	115	3,107
Callidus Software, Inc.*	166	3,083
BroadSoft, Inc.*	87	3,076
Pegasystems, Inc.	107	2,943
Insight Enterprises, Inc.*	117	2,939
M/A-COM Technology Solutions Holdings, Inc.*	71	2,903
Monotype Imaging Holdings, Inc.	121	2,860
Constant Contact, Inc.*	96	2,807
MTS Systems Corp.	44	2,790
Super Micro Computer, Inc.*	111	2,721
Ebix, Inc.	81	2,656
Diodes, Inc.*	112	2,574
Veeco Instruments, Inc.*	122	2,508
Qualys, Inc.*	75	2,482
Photronics, Inc.*	198	2,465
AVG Technologies N.V.*	122	2,446
Cvent, Inc.*	70	2,444
Quality Systems, Inc.	150	2,418
InvenSense, Inc. — Class A*	233	2,384
MaxLinear, Inc. — Class A*	155	2,283
Lattice Semiconductor Corp.*	350	2,265
ManTech International Corp. — Class A	72	2,177
Brooks Automation, Inc.	201	2,147
2U, Inc.*	75	2,099
Mercury Systems, Inc.*	102	1,873
Amkor Technology, Inc.*	297	1,806
Engility Holdings, Inc.	54	1,754
inContact, Inc.*	183	1,746
Globant S.A.*	46	1,725
Computer Programs & Systems, Inc.	34	1,692
Unisys Corp.*	150	1,658
Xura, Inc.*	67	1,647
PROS Holdings, Inc.*	71	1,636
Interactive Intelligence Group, Inc.*	52	1,634
Ultratech, Inc.*	82	1,625
Silver Spring Networks, Inc.*	110	1,585
FormFactor, Inc.*	173	1,557
Applied Micro Circuits Corp.*	244	1,554
CEVA, Inc.*	62	1,448
Nimble Storage, Inc.*	153	1,408
Actua Corp.*	122	1,397
TeleTech Holdings, Inc.	49	1,368
Pure Storage, Inc. — Class A*	87	1,354
Rudolph Technologies, Inc.*	95	1,351
RealD, Inc.*	121	1,277
Epiq Systems, Inc.	97	1,268
LivePerson, Inc.*	172	1,161
SciQuest, Inc.*	83	1,077
Nanometrics, Inc.*	71	1,075
pdvWireless, Inc.*	38	1,045

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Xcerra Corp.*	164	$992
Tangoe, Inc.*	116	973
Immersion Corp.*	83	968
Press Ganey Holdings, Inc.*	30	947
Vocera Communications, Inc.*	77	939
IXYS Corp.	74	935
Cohu, Inc.	77	929
Axcelis Technologies, Inc.*	340	881
PDF Solutions, Inc.*	81	878
Glu Mobile, Inc.*	361	877
Benefitfocus, Inc.*	24	873
Digi International, Inc.*	74	842
InnerWorkings, Inc.*	111	833
Ciber, Inc.*	237	832
OPOWER, Inc.*	78	824
Digimarc Corp.*	22	803
Mattson Technology, Inc.*	224	791
American Software, Inc. — Class A	73	743
Sapiens International Corporation N.V.	71	724
Exar Corp.*	118	723
Model N, Inc.*	63	703
Avid Technology, Inc.*	96	700
Seachange International, Inc.*	101	681
Sigma Designs, Inc.*	107	676
Eastman Kodak Co.*	53	665
Cascade Microtech, Inc.*	40	650
TubeMogul, Inc.*	47	639
DSP Group, Inc.*	67	632
Silicon Graphics International Corp.*	105	620
New Relic, Inc.*	17	619
Five9, Inc.*	71	618
QAD, Inc. — Class A	30	616
KEYW Holding Corp.*	101	608
Alpha & Omega Semiconductor Ltd.*	66	607
Quantum Corp.*	648	603
Brightcove, Inc.*	97	601
Jive Software, Inc.*	140	571
Kopin Corp.*	199	541
Carbonite, Inc.*	55	539
Varonis Systems, Inc.*	27	508
Hortonworks, Inc.*	23	504
Ultra Clean Holdings, Inc.*	95	486
Agilysys, Inc.*	46	460
Castlight Health, Inc. — Class B*	102	436
Barracuda Networks, Inc.*	23	430
MobileIron, Inc.*	117	422
Datalink Corp.*	62	422
Everyday Health, Inc.*	65	391
Workiva, Inc.*	22	387
Park City Group, Inc.*	32	381
EMCORE Corp.*	59	362
Guidance Software, Inc.*	57	343
ExOne Co.*	32	321
Amber Road, Inc.*	53	270
Violin Memory, Inc.*	273	246
Digital Turbine, Inc.*	157	209
Evolent Health, Inc. — Class A*	15	182
MINDBODY, Inc. — Class A*	9	136
Imation Corp.*	92	126
Apigee Corp.*	15	120
Appfolio, Inc. — Class A*	6	88
Instructure, Inc.*	4	83
Xactly Corp.*	7	60
Code Rebel Corp.*	3	8
Total Technology		575,554

Communications - 5.0%
j2 Global, Inc.	145	11,937
Houghton Mifflin Harcourt Co.*	410	8,930
ViaSat, Inc.*	128	7,809
Ciena Corp.*	371	7,676
Infinera Corp.*	399	7,230
Sinclair Broadcast Group, Inc. — Class A	198	6,443
New York Times Co. — Class A	413	5,543
GrubHub, Inc.*	226	5,469
Nexstar Broadcasting Group, Inc. — Class A	93	5,459
WebMD Health Corp. — Class A*	113	5,458
InterDigital, Inc.	108	5,296
Anixter International, Inc.*	86	5,194
Time, Inc.	329	5,156
Polycom, Inc.*	406	5,112
Plantronics, Inc.	106	5,027
LogMeIn, Inc.*	74	4,965
Cogent Communications Holdings, Inc.	139	4,821
Meredith Corp.	111	4,801
Shutterfly, Inc.*	105	4,678
Media General, Inc.*	289	4,667
Stamps.com, Inc.*	42	4,604
Finisar Corp.*	312	4,536
Zendesk, Inc.*	162	4,284
comScore, Inc.*	103	4,238
NETGEAR, Inc.*	96	4,023
NeuStar, Inc. — Class A*	166	3,979
NIC, Inc.	196	3,857
RingCentral, Inc. — Class A*	161	3,796
DigitalGlobe, Inc.*	217	3,398
West Corp.	157	3,386
EW Scripps Co. — Class A	177	3,363
Vonage Holdings Corp.*	557	3,197
Infoblox, Inc.*	173	3,181
Consolidated Communications Holdings, Inc.	151	3,164
Shenandoah Telecommunications Co.	73	3,143
Gray Television, Inc.*	189	3,081
Scholastic Corp.	79	3,046
8x8, Inc.*	264	3,023
Gogo, Inc.*	169	3,008

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Marketo, Inc.*	104	$2,986
Ubiquiti Networks, Inc.*	92	2,915
Wayfair, Inc. — Class A*	60	2,857
MDC Partners, Inc. — Class A	130	2,824
Bankrate, Inc.*	200	2,660
Web.com Group, Inc.*	132	2,641
New Media Investment Group, Inc.	134	2,608
ADTRAN, Inc.	150	2,583
Ruckus Wireless, Inc.*	226	2,420
Atlantic Tele-Network, Inc.	30	2,348
EarthLink Holdings Corp.	309	2,296
Ixia*	183	2,275
Cincinnati Bell, Inc.*	629	2,264
Gigamon, Inc.*	82	2,179
CalAmp Corp.*	108	2,152
Iridium Communications, Inc.*	247	2,077
Globalstar, Inc.*	1,430	2,059
General Communication, Inc. — Class A*	104	2,057
Windstream Holdings, Inc.	303	1,951
Endurance International Group Holdings, Inc.*	175	1,913
Shutterstock, Inc.*	58	1,876
Perficient, Inc.*	107	1,832
Inteliquent, Inc.	100	1,777
ShoreTel, Inc.*	194	1,717
HealthStream, Inc.*	76	1,672
World Wrestling Entertainment, Inc. — Class A	91	1,623
Loral Space & Communications, Inc.*	39	1,588
ePlus, Inc.*	17	1,585
Chegg, Inc.*	230	1,548
Q2 Holdings, Inc.*	58	1,529
Entravision Communications Corp. — Class A	192	1,480
VASCO Data Security International, Inc.*	88	1,472
FTD Companies, Inc.*	54	1,413
TrueCar, Inc.*	147	1,402
Global Eagle Entertainment, Inc.*	138	1,362
Blue Nile, Inc.*	36	1,337
Textura Corp.*	60	1,295
ORBCOMM, Inc.*	178	1,289
Wix.com Ltd.*	56	1,274
XO Group, Inc.*	79	1,269
Rubicon Project, Inc.*	77	1,267
Quotient Technology, Inc.*	182	1,241
GTT Communications, Inc.*	72	1,228
Extreme Networks, Inc.*	301	1,228
Angie’s List, Inc.*	130	1,216
DHI Group, Inc.*	132	1,210
Blucora, Inc.*	123	1,205
Spok Holdings, Inc.	65	1,191
Lands’ End, Inc.*	50	1,172
RetailMeNot, Inc.*	114	1,131
Intralinks Holdings, Inc.*	120	1,088
Harmonic, Inc.*	266	1,083
Internap Corp.*	165	1,056
Sonus Networks, Inc.*	147	1,048
Calix, Inc.*	133	1,047
Oclaro, Inc.*	295	1,027
FairPoint Communications, Inc.*	62	996
Comtech Telecommunications Corp.	49	984
Lionbridge Technologies, Inc.*	193	948
NeoPhotonics Corp.*	84	912
ChannelAdvisor Corp.*	65	900
Safeguard Scientifics, Inc.*	62	900
Journal Media Group, Inc.	73	877
Zix Corp.*	171	869
Entercom Communications Corp. — Class A*	77	865
Hawaiian Telcom Holdco, Inc.*	33	820
Bazaarvoice, Inc.*	184	806
Lumos Networks Corp.*	68	762
TeleCommunication Systems, Inc. — Class A*	150	746
RigNet, Inc.*	36	745
Tribune Publishing Co.	79	728
Boingo Wireless, Inc.*	109	722
A10 Networks, Inc.*	102	669
Alliance Fiber Optic Products, Inc.*	44	667
Reis, Inc.	26	617
Daily Journal Corp.*	3	606
Central European Media Enterprises Ltd. — Class A*	221	594
Crown Media Holdings, Inc. — Class A*	104	583
IDT Corp. — Class B	50	583
1-800-Flowers.com, Inc. — Class A*	74	539
Box, Inc. — Class A*	38	530
United Online, Inc.*	44	519
Etsy, Inc.*	60	496
Straight Path Communications, Inc. — Class B*	28	480
Telenav, Inc.*	84	478
Liquidity Services, Inc.*	72	468
NTELOS Holdings Corp.*	51	466
TechTarget, Inc.*	58	466
Harte-Hanks, Inc.	143	463
QuinStreet, Inc.*	107	459
Clearfield, Inc.*	34	456
KVH Industries, Inc.*	48	452
Hemisphere Media Group, Inc.*	30	443
Black Box Corp.	46	438
Overstock.com, Inc.*	35	430
HC2 Holdings, Inc.*	76	402
Saga Communications, Inc. — Class A	10	385
Marchex, Inc. — Class B	97	377
Intelsat S.A.*	85	354
Aerohive Networks, Inc.*	69	353
VirnetX Holding Corp.*	135	347
Marin Software, Inc.*	90	322
RealNetworks, Inc.*	70	298
Preformed Line Products Co.	7	295
ModusLink Global Solutions, Inc.*	114	283

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Rocket Fuel, Inc.*	80	$279
Limelight Networks, Inc.*	183	267
EVINE Live, Inc.*	150	267
Townsquare Media, Inc. — Class A*	20	239
Sizmek, Inc.*	65	237
Corindus Vascular Robotics, Inc.*	68	218
Novatel Wireless, Inc.*	114	190
Travelzoo, Inc.*	21	176
Rapid7, Inc.*	10	151
Cumulus Media, Inc. — Class A*	430	142
Connecture, Inc.*	19	69
MaxPoint Interactive, Inc.*	21	36
Total Communications		317,990

Utilities - 2.9%
Piedmont Natural Gas Company, Inc.	237	13,513
IDACORP, Inc.	152	10,335
Portland General Electric Co.	267	9,711
Cleco Corp.	182	9,502
WGL Holdings, Inc.	149	9,385
New Jersey Resources Corp.	256	8,437
ONE Gas, Inc.	157	7,877
Southwest Gas Corp.	141	7,778
Laclede Group, Inc.	130	7,723
NorthWestern Corp.	141	7,649
ALLETE, Inc.	147	7,472
PNM Resources, Inc.	239	7,306
Black Hills Corp.	154	7,150
Avista Corp.	186	6,579
Dynegy, Inc.*	362	4,850
South Jersey Industries, Inc.	206	4,845
MGE Energy, Inc.	104	4,826
American States Water Co.	113	4,740
El Paso Electric Co.	121	4,659
Northwest Natural Gas Co.	82	4,150
Ormat Technologies, Inc.	112	4,085
Empire District Electric Co.	130	3,649
California Water Service Group	144	3,351
Otter Tail Corp.	112	2,983
Abengoa Yield plc	147	2,836
NRG Yield, Inc. — Class C	184	2,716
Chesapeake Utilities Corp.	46	2,611
Talen Energy Corp.*	251	1,564
Unitil Corp.	41	1,471
NRG Yield, Inc. — Class A	104	1,447
SJW Corp.	47	1,394
Middlesex Water Co.	48	1,274
Connecticut Water Service, Inc.	33	1,254
York Water Co.	39	973
Atlantic Power Corp.	366	721
PICO Holdings, Inc.*	69	712
Artesian Resources Corp. — Class A	23	637
Consolidated Water Company Ltd.	42	514
Genie Energy Ltd. — Class B*	38	424
Ameresco, Inc. — Class A*	59	369
EnerNOC, Inc.*	82	316
Spark Energy, Inc. — Class A	9	186
Total Utilities		183,974

Basic Materials - 2.1%
Sensient Technologies Corp.	141	8,859
Olin Corp.	495	8,544
PolyOne Corp.	268	8,513
Balchem Corp.	93	5,654
HB Fuller Co.	151	5,507
Chemtura Corp.*	201	5,481
Minerals Technologies, Inc.	105	4,815
Commercial Metals Co.	348	4,764
Carpenter Technology Corp.	152	4,601
Worthington Industries, Inc.	144	4,340
Kaiser Aluminum Corp.	51	4,267
Innospec, Inc.	71	3,856
Schweitzer-Mauduit International, Inc.	91	3,820
Axiall Corp.	211	3,249
Neenah Paper, Inc.	50	3,122
Stillwater Mining Co.*	362	3,102
US Silica Holdings, Inc.	161	3,016
Quaker Chemical Corp.	39	3,013
Stepan Co.	57	2,832
Calgon Carbon Corp.	158	2,726
A. Schulman, Inc.	88	2,696
Clearwater Paper Corp.*	54	2,459
Ferro Corp.*	220	2,446
PH Glatfelter Co.	129	2,379
Aceto Corp.	86	2,320
Hecla Mining Co.	1,112	2,102
Ferroglobe plc	195	2,096
Univar, Inc.*	120	2,041
Deltic Timber Corp.	33	1,943
Innophos Holdings, Inc.	59	1,710
Materion Corp.	61	1,708
Kraton Performance Polymers, Inc.*	94	1,561
American Vanguard Corp.	86	1,204
Rayonier Advanced Materials, Inc.	123	1,204
AK Steel Holding Corp.*	533	1,194
Hawkins, Inc.	32	1,145
Schnitzer Steel Industries, Inc. — Class A	78	1,121
Koppers Holdings, Inc.*	61	1,113
Coeur Mining, Inc.*	409	1,014
Landec Corp.*	80	946
Orchids Paper Products Co.	28	865
OMNOVA Solutions, Inc.*	141	864
Tronox Ltd. — Class A	191	747
Cliffs Natural Resources, Inc.*	460	727
Century Aluminum Co.*	148	654
KMG Chemicals, Inc.	28	645
Oil-Dri Corporation of America	14	516
Intrepid Potash, Inc.*	169	499

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Energy Fuels, Inc.*	132	$389
Kronos Worldwide, Inc.	63	355
Horsehead Holding Corp.*	169	346
United States Lime & Minerals, Inc.	6	330
Uranium Energy Corp.*	293	311
Rentech, Inc.*	69	243
Ryerson Holding Corp.*	33	154
Valhi, Inc.	58	78
Total Basic Materials		136,206

Energy - 1.9%
Western Refining, Inc.	213	7,588
PDC Energy, Inc.*	119	6,351
Carrizo Oil & Gas, Inc.*	172	5,087
Parsley Energy, Inc. — Class A*	271	5,000
RSP Permian, Inc.*	194	4,732
Matador Resources Co.*	220	4,349
Delek US Holdings, Inc.	172	4,231
Oil States International, Inc.*	155	4,223
MRC Global, Inc.*	310	3,999
SemGroup Corp. — Class A	132	3,810
Pattern Energy Group, Inc.	167	3,492
Oasis Petroleum, Inc.*	418	3,081
SEACOR Holdings, Inc.*	55	2,890
Bristow Group, Inc.	104	2,694
Synergy Resources Corp.*	313	2,667
Green Plains, Inc.	113	2,588
McDermott International, Inc.*	717	2,402
Forum Energy Technologies, Inc.*	177	2,205
Atwood Oceanics, Inc.	194	1,984
Unit Corp.*	151	1,842
Flotek Industries, Inc.*	160	1,830
TETRA Technologies, Inc.*	240	1,805
Callon Petroleum Co.*	215	1,793
Helix Energy Solutions Group, Inc.*	318	1,673
Matrix Service Co.*	79	1,623
Thermon Group Holdings, Inc.*	95	1,608
Exterran Corp.*	100	1,605
Archrock, Inc.	209	1,572
Alon USA Energy, Inc.	93	1,380
Newpark Resources, Inc.*	252	1,331
Renewable Energy Group, Inc.*	132	1,226
Ultra Petroleum Corp.*	461	1,153
Par Pacific Holdings, Inc.*	48	1,130
Plug Power, Inc.*	520	1,098
CARBO Ceramics, Inc.	58	998
FutureFuel Corp.	73	986
REX American Resources Corp.*	17	919
Tesco Corp.	117	847
Natural Gas Services Group, Inc.*	37	825
Panhandle Oil and Gas, Inc. — Class A	50	808
C&J Energy Services Ltd.*	169	804
Bonanza Creek Energy, Inc.*	149	785
Clean Energy Fuels Corp.*	214	770
Trecora Resources*	61	756
Stone Energy Corp.*	171	734
TerraForm Global, Inc. — Class A	130	727
Northern Oil and Gas, Inc.*	184	710
Era Group, Inc.*	62	691
Sanchez Energy Corp.*	159	685
SunCoke Energy, Inc.	196	680
Parker Drilling Co.*	367	668
PHI, Inc.*	38	624
Solazyme, Inc.*	240	595
EXCO Resources, Inc.*	476	590
Bill Barrett Corp.*	149	586
Vivint Solar, Inc.*	61	583
Geospace Technologies Corp.*	39	549
Clayton Williams Energy, Inc.*	18	532
Ring Energy, Inc.*	73	515
Pacific Ethanol, Inc.*	94	449
Fairmount Santrol Holdings, Inc.*	191	449
Peabody Energy Corp.*	56	430
Pioneer Energy Services Corp.*	193	419
Cloud Peak Energy, Inc.*	184	383
Evolution Petroleum Corp.	74	356
Gulfmark Offshore, Inc. — Class A*	76	355
Basic Energy Services, Inc.*	128	343
Jones Energy, Inc. — Class A*	87	335
Contango Oil & Gas Co.*	52	333
Gastar Exploration, Inc.*	244	320
FuelCell Energy, Inc.*	64	317
Westmoreland Coal Co.*	53	312
Abraxas Petroleum Corp.*	283	300
Enphase Energy, Inc.*	83	291
Energy XXI Ltd.	284	287
Halcon Resources Corp.*	222	280
Isramco, Inc.*	3	268
Eclipse Resources Corp.*	143	260
SandRidge Energy, Inc.*	1,301	260
Independence Contract Drilling, Inc.*	50	253
Sunrun, Inc.*	21	247
W&T Offshore, Inc.*	104	240
Adams Resources & Energy, Inc.	6	230
ION Geophysical Corp.*	425	214
Approach Resources, Inc.*	109	201
Key Energy Services, Inc.*	401	193
Seventy Seven Energy, Inc.*	169	177
Rex Energy Corp.*	145	152
Hallador Energy Co.	32	146
Erin Energy Corp.*	41	131
TransAtlantic Petroleum Ltd.*	78	108
Triangle Petroleum Corp.*	139	107
Earthstone Energy, Inc.*	5	67
Penn Virginia Corp.*	215	65
North Atlantic Drilling Ltd.*	21	53

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Magnum Hunter Resources Corp.*	508	$8
Total Energy		123,348

Diversified - 0.1%
HRG Group, Inc.*	236	3,199
National Bank Holdings Corp. — Class A	91	1,945
Tiptree Financial, Inc. — Class A	90	553
Resource America, Inc. — Class A	44	270
Total Diversified		5,967

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	89	2,308

Total Common Stocks
(Cost $4,120,818)		5,032,064

WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16†,*	17	—
Imperial Holdings, Inc.
$10.75, 10/06/19*	2	—
Magnum Hunter Resources Corp.
$8.50, 04/15/16*	113	—
Total Warrants
(Cost $95)		—

RIGHTS††† - 0.0%
Leap Wireless International, Inc.
Expires 02/17/16*	306	—
Furiex Pharmaceuticals, Inc.
Expires 07/03/17*	25	—
Omthera Pharmaceuticals, Inc.
Expires 12/31/20*	37	—
Total Rights
(Cost $359)		—

MUTUAL FUNDS†,[1] - 1.2%
Guggenheim Strategy Fund I	2,943	73,180
Total Mutual Funds
(Cost $73,094)		73,180

	Face Amount

REPURCHASE AGREEMENTS††,2 - 33.9%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	$1,074,201	$1,074,201
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	1,074,200	1,074,200
Total Repurchase Agreements
(Cost $2,148,401)		2,148,401

Total Investments - 114.4%
(Cost $6,342,767)		$7,253,645
Other Assets & Liabilities, net - (14.4)%		(912,061)
Total Net Assets - 100.0%		$6,341,584

	Units	Unrealized Loss

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2016 Russell 2000 Index Swap, Terminating 01/27/16[3] (Notional Value $630,070)	555	$(107)
Goldman Sachs International January 2016 Russell 2000 Index Swap, Terminating 01/26/16[3] (Notional Value $664,438)	585	(7,365)
Barclays Bank plc January 2016 Russell 2000 Index Swap, Terminating 01/29/16[3] (Notional Value $3,124,515)	2,751	(37,855)
(Total Notional Value $4,419,023)		$(45,327)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer — Note 9.
[2]	Repurchase Agreements — See Note 5.
[3]	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$5,032,064	$—	$—	$—	$5,032,064
Mutual Funds	73,180	—	—	—	73,180
Repurchase Agreements	—	2,148,401	—	—	2,148,401
Rights	—	—	—	—	—
Warrants	—	—	—	—	—
Total	$5,105,244	$2,148,401	$—	$—	$7,253,645

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$45,327	$—	$45,327

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $4,121,272)	$5,032,064
Investments in affiliated issuers, at value (cost $73,094)	73,180
Repurchase agreements, at value (cost $2,148,401)	2,148,401
Total investments (cost $6,342,767)	7,253,645
Segregated cash with broker	1,095,920
Receivables:
Securities sold	1,500,000
Dividends	6,083
Interest	19
Foreign taxes reclaim	6
Total assets	9,855,673

Liabilities:
Unrealized depreciation on swap agreements	45,327
Payable for:
Fund shares redeemed	2,249,000
Securities purchased	1,143,336
Swap settlement	51,051
Management fees	6,016
Transfer agent and administrative fees	1,671
Investor service fees	1,671
Portfolio accounting fees	669
Miscellaneous	15,348
Total liabilities	3,514,089
Commitments and contingent liabilities (Note 14)	—
Net assets	$6,341,584

Net assets consist of:
Paid in capital	$10,746,599
Accumulated net investment loss	(1,097)
Accumulated net realized loss on investments	(5,269,469)
Net unrealized appreciation on investments	865,551
Net assets	$6,341,584
Capital shares outstanding	129,148
Net asset value per share	$49.10

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $94)	$67,314
Dividends from securities of affiliated issuers	10,474
Interest	1,026
Income from securities lending, net	605
Other income	235
Total investment income	79,654

Expenses:
Management fees	83,464
Transfer agent and administrative fees	23,184
Investor service fees	23,184
Portfolio accounting fees	9,274
Professional fees	9,835
Custodian fees	1,067
Trustees’ fees*	687
Line of credit fees	11
Miscellaneous	6,599
Total expenses	157,305
Net investment loss	(77,651)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	436,068
Investments in affiliated issuers	2,944
Swap agreements	(962,845)
Futures contracts	73,495
Net realized loss	(450,338)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(559,846)
Investments in affiliated issuers	87
Swap agreements	31,116
Futures contracts	11,212
Net change in unrealized appreciation (depreciation)	(517,431)
Net realized and unrealized loss	(967,769)
Net decrease in net assets resulting from operations	$(1,045,420)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(77,651)	$(109,936)
Net realized gain (loss) on investments	(450,338)	939,596
Net change in unrealized appreciation (depreciation) on investments	(517,431)	(1,886,149)
Net decrease in net assets resulting from operations	(1,045,420)	(1,056,489)

Capital share transactions:
Proceeds from sale of shares	75,489,023	99,520,749
Cost of shares redeemed	(79,186,835)	(99,900,297)
Net decrease from capital share transactions	(3,697,812)	(379,548)
Net decrease in net assets	(4,743,232)	(1,436,037)

Net assets:
Beginning of year	11,084,816	12,520,853
End of year	$6,341,584	$11,084,816
Accumulated net investment loss at end of year	$(1,097)	$(1,648)

Capital share activity:
Shares sold	1,379,636	1,961,071
Shares redeemed	(1,455,807)	(1,997,614)
Net decrease in shares	(76,171)	(36,543)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$53.99	$51.77	$32.64	$26.75	$30.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.48)	(.34)	(.16)	(.45)
Net gain (loss) on investments (realized and unrealized)	(4.43)	2.70	19.47	6.05	(3.25)
Total from investment operations	(4.89)	2.22	19.13	5.89	(3.70)
Net asset value, end of period	$49.10	$53.99	$51.77	$32.64	$26.75

Total Return[b]	(9.08%)	4.29%	58.56%	22.10%	(12.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,342	$11,085	$12,521	$9,320	$11,022
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(0.94%)	(0.80%)	(0.53%)	(1.49%)
Total expenses[c]	1.70%	1.76%	1.74%	1.81%	1.81%
Portfolio turnover rate	406%	624%	352%	361%	65%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned 0.10% while the Russell 2000 Index returned -4.41% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Information Technology. The sectors detracting the most from return were Industrials and Consumer Discretionary.

Dyax Corp., Synageva BioPharma Corp., and Neurocrine Biosciences, Inc., were the largest contributors to performance of the underlying index for the year. Dynegy, Inc., Axiall Corp., and Exact Sciences Corp. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	18.2%

“Largest Holding” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	0.10%	-13.76%	-12.33%
Russell 2000 Index	-4.41%	9.19%	6.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

134 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 18.2%
Guggenheim Strategy Fund I	50,911	$1,266,153
Total Mutual Funds
(Cost $1,266,382)		1,266,153

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 4.3%
Farmer Mac
0.45% due 03/15/16[2]	$300,000	299,822
Total Federal Agency Discount Notes
(Cost $299,723)		299,822

REPURCHASE AGREEMENTS††,3 - 50.0%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	1,736,371	1,736,371
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	1,736,371	1,736,371
Total Repurchase Agreements
(Cost $3,472,742)		3,472,742

Total Investments - 72.5%
(Cost $5,038,847)		$5,038,717
Other Assets & Liabilities, net - 27.5%		1,910,236
Total Net Assets - 100.0%		$6,948,953

	Units	Unrealized Gain

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc January 2016 Russell 2000 Index Swap, Terminating 01/29/16[4] (Notional Value $4,438,755)	3,908	$50,202
Goldman Sachs International January 2016 Russell 2000 Index Swap, Terminating 01/26/16[4] (Notional Value $2,045,256)	1,801	19,505
Credit Suisse Capital, LLC January 2016 Russell 2000 Index Swap, Terminating 01/27/16[4] (Notional Value $427,611)	376	244
(Total Notional Value $6,911,622)		$69,951

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$69,951	$—	$69,951
Federal Agency Discount Notes	—	299,822	—	—	299,822
Mutual Funds	1,266,153	—	—	—	1,266,153
Repurchase Agreements	—	3,472,742	—	—	3,472,742
Total	$1,266,153	$3,772,564	$69,951	$—	$5,108,668

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $299,723)	$299,822
Investments in affiliated issuers, at value (cost $1,266,382)	1,266,153
Repurchase agreements, at value (cost $3,472,742)	3,472,742
Total investments (cost $5,038,847)	5,038,717
Segregated cash with broker	820,820
Unrealized appreciation on swap agreements	69,951
Receivables:
Fund shares sold	1,230,224
Dividends	672
Interest	20
Total assets	7,160,404

Liabilities:
Payable for:
Securities purchased	200,690
Management fees	3,270
Transfer agent and administrative fees	908
Investor service fees	908
Portfolio accounting fees	363
Miscellaneous	5,312
Total liabilities	211,451
Commitments and contingent liabilities (Note 14)	—
Net assets	$6,948,953

Net assets consist of:
Paid in capital	$10,125,153
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,246,021)
Net unrealized appreciation on investments	69,821
Net assets	$6,948,953
Capital shares outstanding	233,920
Net asset value per share	$29.71

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers	$1,230
Dividends from securities of affiliated issuers	6,374
Interest	1,084
Total investment income	8,688

Expenses:
Management fees	24,914
Transfer agent and administrative fees	6,921
Investor service fees	6,921
Portfolio accounting fees	2,768
Custodian fees	377
Trustees’ fees*	194
Miscellaneous	5,184
Total expenses	47,279
Net investment loss	(38,591)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,262)
Investments in affiliated issuers	1,681
Swap agreements	(133,067)
Futures contracts	61,931
Net realized loss	(70,717)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	286
Investments in affiliated issuers	(229)
Swap agreements	50,594
Net change in unrealized appreciation (depreciation)	50,651
Net realized and unrealized loss	(20,066)
Net decrease in net assets resulting from operations	$(58,657)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(38,591)	$(50,094)
Net realized loss on investments	(70,717)	(238,903)
Net change in unrealized appreciation (depreciation) on investments	50,651	24,376
Net decrease in net assets resulting from operations	(58,657)	(264,621)

Capital share transactions:
Proceeds from sale of shares	64,946,785	66,668,276
Cost of shares redeemed	(59,530,711)	(66,878,099)
Net increase (decrease) from capital share transactions	5,416,074	(209,823)
Net increase (decrease) in net assets	5,357,417	(474,444)

Net assets:
Beginning of year	1,591,536	2,065,980
End of year	$6,948,953	$1,591,536
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,244,870	2,078,686 *
Shares redeemed	(2,064,591)	(2,088,540)*
Net increase (decrease) in shares	180,279	(9,854)*

*

Reverse share split — Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$29.67	$32.54	$47.06	$57.52	$62.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.48)	(.66)	(.90)	(1.08)
Net gain (loss) on investments (realized and unrealized)	.44	(2.39)	(13.86)	(9.56)	(3.65)
Total from investment operations	.04	(2.87)	(14.52)	(10.46)	(4.73)
Net asset value, end of period	$29.71	$29.67	$32.54	$47.06	$57.52

Total Return[b]	0.10%	(8.85%)	(30.85%)	(18.15%)	(7.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,949	$1,592	$2,066	$3,746	$4,835
Ratios to average net assets:
Net investment income (loss)	(1.39%)	(1.50%)	(1.69%)	(1.77%)	(1.77%)
Total expenses[c]	1.71%	1.76%	1.74%	1.88%	1.82%
Portfolio turnover rate	452%	415%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Reverse share split — Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance, before fees and expenses, of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund gained -4.22% while the Dow Jones Industrial Average Index returned 0.21% over the same time period.

The Consumer Discretionary and Health Care sectors contributed the most to performance of the underlying index during the year. The Consumer Staples and Energy sectors detracted the most from performance for the year.

Nike, Inc. — Class B, Home Depot, Inc., and McDonald’s Corp. contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were Wal-Mart Stores, Inc., American Express Co., and Caterpillar, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

140 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	14.5%
Goldman Sachs Group, Inc.	3.8%
3M Co.	3.2%
Boeing Co.	3.1%
International Business Machines Corp.	3.0%
Home Depot, Inc.	2.9%
McDonald’s Corp.	2.5%
UnitedHealth Group, Inc.	2.5%
Travelers Companies, Inc.	2.4%
Apple, Inc.	2.2%
Top Ten Total	40.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	-4.22%	18.39%	7.92%
Dow Jones Industrial Average Index	0.21%	11.30%	7.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS	December 31, 2015
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 54.2%

Financial - 10.8%
Goldman Sachs Group, Inc.	4,664	$840,594
Travelers Companies, Inc.	4,664	526,379
Visa, Inc. — Class A	4,664	361,693
American Express Co.	4,664	324,381
JPMorgan Chase & Co.	4,664	307,964
Total Financial		2,361,011

Industrial - 10.4%
3M Co.	4,664	702,585
Boeing Co.	4,664	674,368
United Technologies Corp.	4,664	448,070
Caterpillar, Inc.	4,664	316,965
General Electric Co.	4,664	145,284
Total Industrial		2,287,272

Consumer, Non-cyclical - 9.1%
UnitedHealth Group, Inc.	4,664	548,673
Johnson & Johnson	4,664	479,087
Procter & Gamble Co.	4,664	370,368
Merck & Company, Inc.	4,664	246,352
Coca-Cola Co.	4,664	200,365
Pfizer, Inc.	4,664	150,554
Total Consumer, Non-cyclical		1,995,399

Consumer, Cyclical - 8.0%
Home Depot, Inc.	4,664	616,814
McDonald’s Corp.	4,664	551,005
NIKE, Inc. — Class B	4,664	291,500
Wal-Mart Stores, Inc.	4,664	285,903
Total Consumer, Cyclical		1,745,222

Technology - 7.1%
International Business Machines Corp.	4,664	641,859
Apple, Inc.	4,664	490,933
Microsoft Corp.	4,664	258,759
Intel Corp.	4,664	160,675
Total Technology		1,552,226

Communications - 3.8%
Walt Disney Co.	4,664	490,093
Verizon Communications, Inc.	4,664	215,570
Cisco Systems, Inc.	4,664	126,651
Total Communications		832,314

Energy - 3.6%
Chevron Corp.	4,664	419,573
Exxon Mobil Corp.	4,664	363,559
Total Energy		783,132

Basic Materials - 1.4%
EI du Pont de Nemours & Co.	4,664	310,622

Total Common Stocks
(Cost $10,804,125)		11,867,198

MUTUAL FUNDS†,[1] - 14.5%
Guggenheim Strategy Fund I	127,810	3,178,631
Total Mutual Funds
(Cost $3,177,292)		3,178,631

	Face Amount

REPURCHASE AGREEMENTS††,2 - 3.3%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	$364,599	364,599
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	364,600	364,600
Total Repurchase Agreements
(Cost $729,199)		729,199

Total Investments - 72.0%
(Cost $14,710,616)		$15,775,028
Other Assets & Liabilities, net - 28.0%		6,130,263
Total Net Assets - 100.0%		$21,905,291

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
DOW 2x STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $6,065,500)	70	$10,881

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2016 Dow Jones Industrial Average Index Swap, Terminating 01/27/16[3] (Notional Value $956,199)	55	$149
Barclays Bank plc January 2016 Dow Jones Industrial Average Index Swap, Terminating 01/29/16[3] (Notional Value $24,917,359)	1,430	(207,912)
(Total Notional Value $25,873,558)		$(207,763)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	Repurchase Agreements — See Note 5.
[3]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$11,867,198	$—	$—	$—	$—	$11,867,198
Equity Index Swap Agreements	—	—	—	149	—	149
Futures Contracts	—	10,881	—	—	—	10,881
Mutual Funds	3,178,631	—	—	—	—	3,178,631
Repurchase Agreements	—	—	729,199	—	—	729,199
Total	$15,045,829	$10,881	$729,199	$149	$—	$15,786,058

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$207,912	$—	$207,912

*	Other financial instruments include futures contracts, and swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $10,804,125)	$11,867,198
Investments in affiliated issuers, at value (cost $3,177,292)	3,178,631
Repurchase agreements, at value (cost $729,199)	729,199
Total investments (cost $14,710,616)	15,775,028
Segregated cash with broker	2,420,139
Unrealized appreciation on swap agreements	149
Receivables:
Fund shares sold	4,080,041
Dividends	8,864
Interest	4
Total assets	22,284,225

Liabilities:
Unrealized depreciation on swap agreements	207,912
Payable for:
Fund shares redeemed	92,427
Variation margin	34,362
Management fees	13,750
Transfer agent and administrative fees	3,819
Investor service fees	3,819
Portfolio accounting fees	1,528
Securities purchased	1,254
Miscellaneous	20,063
Total liabilities	378,934
Commitments and contingent liabilities (Note 13)	—
Net assets	$21,905,291

Net assets consist of:
Paid in capital	$24,149,501
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,111,740)
Net unrealized appreciation on investments	867,530
Net assets	$21,905,291
Capital shares outstanding	260,094
Net asset value per share	$84.22

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers	$196,219
Dividends from securities of affiliated issuers	16,043
Interest	1,052
Total investment income	213,314

Expenses:
Management fees	115,955
Transfer agent and administrative fees	32,210
Investor service fees	32,210
Portfolio accounting fees	12,884
Custodian fees	1,483
Trustees’ fees*	894
Line of credit fees	69
Miscellaneous	25,569
Total expenses	221,274
Net investment loss	(7,960)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(252,602)
Investments in affiliated issuers	(1,808)
Swap agreements	76,956
Futures contracts	(121,046)
Net realized loss	(298,500)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	63,204
Investments in affiliated issuers	1,339
Swap agreements	85,607
Futures contracts	362
Net change in unrealized appreciation (depreciation)	150,512
Net realized and unrealized loss	(147,988)
Net decrease in net assets resulting from operations	$(155,948)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(7,960)	$(38,386)
Net realized gain (loss) on investments	(298,500)	3,652,898
Net change in unrealized appreciation (depreciation) on investments	150,512	(1,306,045)
Net increase (decrease) in net assets resulting from operations	(155,948)	2,308,467

Distributions to shareholders from:
Net realized gains	(2,429,544)	(5,862,468)
Total distributions to shareholders	(2,429,544)	(5,862,468)

Capital share transactions:
Proceeds from sale of shares	116,960,206	97,987,597
Distributions reinvested	2,429,544	5,862,468
Cost of shares redeemed	(114,877,453)	(104,044,564)
Net increase (decrease) from capital share transactions	4,512,297	(194,499)
Net increase (decrease) in net assets	1,926,805	(3,748,500)

Net assets:
Beginning of year	19,978,486	23,726,986
End of year	$21,905,291	$19,978,486
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,271,224	630,336
Shares issued from reinvestment of distributions	26,816	53,155
Shares redeemed	(1,215,370)	(645,658)
Net increase in shares	82,670	37,833

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$112.60	$169.97	$104.48	$89.19	$81.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.40)	(.40)	(.29)	(.14)
Net gain (loss) on investments (realized and unrealized)	(2.89)	27.20	65.89	15.58	7.57
Total from investment operations	(2.95)	26.80	65.49	15.29	7.43
Less distributions from:
Net realized gains	(25.43)	(84.17)	—	—	—
Total distributions	(25.43)	(84.17)	—	—	—
Net asset value, end of period	$84.22	$112.60	$169.97	$104.48	$89.19

Total Return[b]	(4.22%)	16.80%	62.70%	17.15%	9.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,905	$19,978	$23,727	$26,618	$19,124
Ratios to average net assets:
Net investment income (loss)	(0.06%)	(0.25%)	(0.29%)	(0.29%)	(0.16%)
Total expenses[c]	1.72%	1.76%	1.72%	1.75%	1.78%
Portfolio turnover rate	212%	227%	518%	999%	587%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned -8.03% while the Dow Jones Industrial Average Index returned 0.21% over the same time period.

The Consumer Discretionary and Health Care sectors contributed the most to performance of the underlying index during the year. The Consumer Staples and Energy sectors detracted the most from performance for the year.

Nike, Inc. — Class B, Home Depot, Inc., and McDonald’s Corp. contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were Wal-Mart Stores, Inc., American Express Co., and Caterpillar, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

148 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	30.9%

“Largest Holding” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	-8.03%	-25.58%	-20.50%
Dow Jones Industrial Average Index	0.21%	11.30%	7.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS	December 31, 2015
INVERSE DOW 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†, 1 - 30.9%
Guggenheim Strategy Fund I	62,914	$1,564,668
Total Mutual Funds
(Cost $1,564,129)		1,564,668

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 4.9%
Freddie Mac[2]
0.15% due 01/13/16	$250,000	249,990
Total Federal Agency Discount Notes
(Cost $249,987)		249,990

REPURCHASE AGREEMENTS††,3 - 53.9%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	1,361,520	1,361,520
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	1,361,520	1,361,520
Total Repurchase Agreements
(Cost $2,723,040)		2,723,040

Total Investments - 89.7%
(Cost $4,537,156)		$4,537,698
Other Assets & Liabilities, net - 10.3%		518,817
Total Net Assets - 100.0%		$5,056,515

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2016 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $953,150)	11	$8,842

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc January 2016 Dow Jones Industrial Average Index Swap, Terminating 01/29/16[4] (Notional Value $7,941,388)	456	$80,264
Credit Suisse Capital, LLC January 2016 Dow Jones Industrial Average Index Swap, Terminating 01/27/16[4] (Notional Value $1,257,869)	72	(447)
(Total Notional Value $9,199,257)		$79,817

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector Classification in Other Information section.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$80,264	$—	$80,264
Federal Agency Discount Notes	—	—	249,990	—	—	249,990
Futures Contracts	—	8,842	—	—	—	8,842
Mutual Funds	1,564,668	—	—	—	—	1,564,668
Repurchase Agreements	—	—	2,723,040	—	—	2,723,040
Total	$1,564,668	$8,842	$2,973,030	$80,264	$—	$4,626,804

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$447	$—	$447

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $249,987)	$249,990
Investments in affiliated issuers, at value (cost $1,564,129)	1,564,668
Repurchase agreements, at value (cost $2,723,040)	2,723,040
Total investments (cost $4,537,156)	4,537,698
Segregated cash with broker	1,187,515
Unrealized appreciation on swap agreements	80,264
Receivables:
Variation margin	22,427
Fund shares sold	20,473
Dividends	1,634
Swap settlement	45
Interest	16
Total assets	5,850,072

Liabilities:
Unrealized depreciation on swap agreements	447
Payable for:
Fund shares redeemed	774,417
Management fees	4,503
Securities purchased	1,636
Transfer agent and administrative fees	1,251
Investor service fees	1,251
Portfolio accounting fees	500
Miscellaneous	9,552
Total liabilities	793,557
Commitments and contingent liabilities (Note 14)	—
Net assets	$5,056,515

Net assets consist of:
Paid in capital	$18,587,949
Undistributed net investment income	—
Accumulated net realized loss on investments	(13,620,635)
Net unrealized appreciation on investments	89,201
Net assets	$5,056,515
Capital shares outstanding	161,189
Net asset value per share	$31.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$8,940
Interest	1,552
Total investment income	10,492

Expenses:
Management fees	46,690
Transfer agent and administrative fees	12,969
Investor service fees	12,969
Portfolio accounting fees	5,188
Custodian fees	642
Trustees’ fees*	302
Line of credit fees	8
Miscellaneous	10,604
Total expenses	89,372
Net investment loss	(78,880)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,604
Investments in affiliated issuers	(1,844)
Swap agreements	(1,083,431)
Futures contracts	(73,907)
Net realized loss	(1,157,578)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	286
Investments in affiliated issuers	539
Swap agreements	21,204
Futures contracts	8,842
Net change in unrealized appreciation (depreciation)	30,871
Net realized and unrealized loss	(1,126,707)
Net decrease in net assets resulting from operations	$(1,205,587)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(78,880)	$(69,599)
Net realized loss on investments	(1,157,578)	(718,096)
Net change in unrealized appreciation (depreciation) on investments	30,871	87,976
Net decrease in net assets resulting from operations	(1,205,587)	(699,719)

Capital share transactions:
Proceeds from sale of shares	141,164,660	157,260,978
Cost of shares redeemed	(137,207,906)	(156,833,385)
Net increase from capital share transactions	3,956,754	427,593
Net increase (decrease) in net assets	2,751,167	(272,126)

Net assets:
Beginning of year	2,305,348	2,577,474
End of year	$5,056,515	$2,305,348
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	4,258,112	4,026,631 *
Shares redeemed	(4,164,479)	(4,018,248)*
Net increase in shares	93,633	8,383 *

*

Reverse share split — Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1:10 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]	Year Ended December 31, 2011[c]
Per Share Data
Net asset value, beginning of period	$34.13	$43.56	$77.69	$100.18	$137.41
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50)	(.60)	(.94)	(1.38)	(2.07)
Net gain (loss) on investments (realized and unrealized)	(2.26)	(8.83)	(33.19)	(21.11)	(35.16)
Total from investment operations	(2.76)	(9.43)	(34.13)	(22.49)	(37.23)
Net asset value, end of period	$31.37	$34.13	$43.56	$77.69	$100.18

Total Return[b]	(8.03%)	(21.77%)	(43.89%)	(22.46%)	(27.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,057	$2,305	$2,577	$5,148	$6,972
Ratios to average net assets:
Net investment income (loss)	(1.52%)	(1.51%)	(1.67%)	(1.64%)	(1.73%)
Total expenses[d]	1.72%	1.77%	1.72%	1.75%	1.78%
Portfolio turnover rate	270%	247%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]

Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:10 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, the Government Long Bond 1.2x Strategy Fund returned -5.09%.

The daily price movement of the Long Treasury Bond was -5.54% for 2015.

The return of a comparison index, the Barclays Long Treasury Bond Index, was -1.21%.

At the close of 2014 trading, the 30-year bond had a yield of 2.55%, and a yield at the close of 2015 trading of 2.91%.

Treasury bond prices fell, and yields correspondingly rose, as the U.S. Federal Reserve signaled for much of the year that it would increase its benchmark federal funds rate for the first time since the 2008 financial crisis. In December, the Fed announced a 25-basis-point hike in the federal funds target rate, commencing the “normalization” of interest rates after seven years of unprecedented liquidity provision. Risk assets proceeded to post their worst annual performance since 2008, as market participants’ expectations of the start of rate hikes collided with concerns about plunging commodity prices, and slowing economic growth in China and other emerging-market economies.

U.S. Treasury Bond prices might have dropped more were it not for benign inflation, U.S. Treasury yields above those of the sovereign debt of many other countries, and continued quantitative easing in major world economies, which supported the U.S. Treasury market. These factors may have played a part in the yield slipping from its year-end high in the first weeks of 2016, as Treasury bonds became a safe-haven trade amid a sell-off in global markets due to continuing concerns with commodity prices and global growth.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 155

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	29.3%
Guggenheim Strategy Fund I	26.1%
Total	55.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	-5.09%	8.78%	5.87%
Daily Price Movement of Long Treasury Bond**	-5.54%	4.30%	2.11%
Barclays Long Treasury Bond Index	-1.21%	7.74%	6.73%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and the Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

**	Does not reflect any interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

156 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†, 1 - 26.1%
Guggenheim Strategy Fund I	182,386	$4,535,937
Total Mutual Funds
(Cost $4,534,100)		4,535,937

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 29.3%
U.S. Treasury Bond
3.00% due 11/15/45	$5,100,000	5,087,251
Total U.S. Government Securities
(Cost $5,015,740)		5,087,251

FEDERAL AGENCY DISCOUNT NOTES†† - 21.6%
Federal Home Loan Bank[2]
0.20% due 01/04/16	2,000,000	1,999,967
Federal Farm Credit Bank[2]
0.18% due 01/14/16	1,500,000	1,499,936
Freddie Mac[3]
0.15% due 01/13/16	250,000	249,991
Total Federal Agency Discount Notes
(Cost $3,749,856)		3,749,894

REPURCHASE AGREEMENTS††,4 - 22.1%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	1,923,036	1,923,036
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	1,923,037	1,923,037
Total Repurchase Agreements
(Cost $3,846,073)		3,846,073

Total Investments - 99.1%
(Cost $17,145,769)		$17,219,155
Other Assets & Liabilities, net - 0.9%		152,672
Total Net Assets - 100.0%		$17,371,827

	Contracts	Unrealized Loss

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2016 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $19,189,844)	121	$(23,997)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Federal Agency Discount Notes	$—	$—	$3,749,894	$—	$3,749,894
Mutual Funds	4,535,937	—	—	—	4,535,937
Repurchase Agreements	—	—	3,846,073	—	3,846,073
U.S. Government Securities	—	—	5,087,251	—	5,087,251
Total	$4,535,937	$—	$12,683,218	$—	$17,219,155

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Futures Contracts	$—	$23,997	$—	$—	$23,997

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $8,765,596)	$8,837,145
Investments in affiliated issuers, at value (cost $4,534,100)	4,535,937
Repurchase agreements, at value (cost $3,846,073)	3,846,073
Total investments (cost $17,145,769)	17,219,155
Segregated cash with broker	526,350
Receivables:
Variation margin	109,656
Interest	19,778
Fund shares sold	7,050
Dividends	1,645
Total assets	17,883,634

Liabilities:
Payable for:
Fund shares redeemed	462,279
Management fees	7,051
Investor service fees	3,525
Transfer agent and administrative fees	2,820
Securities purchased	1,720
Portfolio accounting fees	1,410
Miscellaneous	33,002
Total liabilities	511,807
Commitments and contingent liabilities (Note 14)	—
Net assets	$17,371,827

Net assets consist of:
Paid in capital	$30,438,587
Undistributed net investment income	1,426
Accumulated net realized loss on investments	(13,117,575)
Net unrealized appreciation on investments	49,389
Net assets	$17,371,827
Capital shares outstanding	584,242
Net asset value per share	$29.73

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Interest	$472,171
Dividends from securities of affiliated issuers	21,335
Total investment income	493,506

Expenses:
Management fees	119,563
Transfer agent and administrative fees	47,826
Investor service fees	59,782
Portfolio accounting fees	23,913
Professional fees	23,362
Custodian fees	2,744
Trustees’ fees*	1,887
Line of credit fees	329
Miscellaneous	8,836
Total expenses	288,242
Net investment income	205,264

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	474,442
Investments in affiliated issuers	(1,598)
Futures contracts	1,432,099
Net realized gain	1,904,943
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(385,019)
Investments in affiliated issuers	1,837
Futures contracts	(1,132,562)
Net change in unrealized appreciation (depreciation)	(1,515,744)
Net realized and unrealized gain	389,199
Net increase in net assets resulting from operations	$594,463

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$205,264	$199,437
Net realized gain on investments	1,904,943	5,856,530
Net change in unrealized appreciation (depreciation) on investments	(1,515,744)	1,658,981
Net increase in net assets resulting from operations	594,463	7,714,948

Distributions to shareholders from:
Net investment income	(203,838)	(202,543)
Net realized gains	(4,934,970)	—
Total distributions to shareholders	(5,138,808)	(202,543)

Capital share transactions:
Proceeds from sale of shares	266,438,853	357,749,477
Distributions reinvested	5,138,808	202,543
Cost of shares redeemed	(277,664,525)	(347,455,119)
Net increase (decrease) from capital share transactions	(6,086,864)	10,496,901
Net increase (decrease) in net assets	(10,631,209)	18,009,306

Net assets:
Beginning of year	28,003,036	9,993,730
End of year	$17,371,827	$28,003,036
Undistributed net investment income at end of year	$1,426	$—

Capital share activity:
Shares sold	7,827,743	9,030,221	*
Shares issued from reinvestment of distributions	180,080	5,147	*
Shares redeemed	(8,042,148)	(8,711,790	)*
Net increase (decrease) in shares	(34,325)	323,578	*

*

Reverse share split — Capital share activity for the periods presented through January 24, 2014, has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[c,d]
Per Share Data
Net asset value, beginning of period	$45.27	$33.88	$45.61	$59.16	$42.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.29	.33	.42	.87
Net gain (loss) on investments (realized and unrealized)	(3.29)	11.38	(8.52)	1.96	16.55
Total from investment operations	(2.97)	11.67	(8.19)	2.38	17.42
Less distributions from:
Net investment income	(.31)	(.28)	(.33)	(.42)	(.87)
Net realized gains	(12.26)	—	(3.21)	(15.51)	—
Total distributions	(12.57)	(.28)	(3.54)	(15.93)	(.87)
Net asset value, end of period	$29.73	$45.27	$33.88	$45.61	$59.16

Total Return[b]	(5.09%)	34.67%	(18.25%)	3.01%	41.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,372	$28,003	$9,994	$21,149	$41,258
Ratios to average net assets:
Net investment income (loss)	0.86%	0.72%	0.78%	0.71%	1.81%
Total expenses[e]	1.21%	1.26%	1.24%	1.28%	1.29%
Portfolio turnover rate	1,800%	1,763%	3,661%	3,230%	2,585%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for he period presented through December 1, 2011, have been restated to reflect a 1:2 reverse share split effective December 2, 2011.
[d]

Reverse share split — Per share amounts for he period presented through January 24, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

[e]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, the Inverse Government Long Bond Strategy Fund returned -1.22%.

The daily price movement of the Long Treasury Bond was -5.54% for 2015.

The return of a comparison index, the Barclays Long Treasury Bond Index, was -1.21%.

At the close of 2014 trading, the 30-year bond had a yield of 2.55%, and a yield at the close of 2015 trading of 2.91%.

Treasury bond prices fell, and yields correspondingly rose, as the U.S. Federal Reserve signaled for much of the year that it would increase its benchmark federal funds rate for the first time since the 2008 financial crisis. In December, the Fed announced a 25-basis-point hike in the federal funds target rate, commencing the “normalization” of interest rates after seven years of unprecedented liquidity provision. Risk assets proceeded to post their worst annual performance since 2008, as market participants’ expectations of the start of rate hikes collided with concerns about plunging commodity prices, and slowing economic growth in China and other emerging-market economies.

U.S. Treasury Bond prices might have dropped more were it not for benign inflation, U.S. Treasury yields above those of the sovereign debt of many other countries, and continued quantitative easing in major world economies, which supported the U.S. Treasury market. These factors may have played a part in the yield slipping from its year-end high in the first weeks of 2016, as Treasury bonds became a safe-haven trade amid a sell-off in global markets due to continuing concerns with commodity prices and global growth.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

162 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	33.3%

“Largest Holding” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	-1.22%	-11.02%	-8.34%
Daily Price Movement of Long Treasury Bond**	-5.54%	4.30%	2.11%
Barclays Long Treasury Bond Index	-1.21%	7.74%	6.73%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

**	Does not reflect interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS	December 31, 2015
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 33.3%
Guggenheim Strategy Fund I	63,533	$1,580,072
Total Mutual Funds
(Cost $1,581,130)		1,580,072

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES††,2 - 15.8%
Federal Home Loan Bank
0.39% due 02/03/16	$750,000	749,687
Total Federal Agency Discount Notes
(Cost $749,687)		749,687

FEDERAL AGENCY NOTES††,2 - 8.8%
Federal Farm Credit Bank
0.22% due 02/17/17	275,000	274,720
0.49% due 11/21/16	140,000	140,018
Total Federal Farm Credit Bank		414,738
Total Federal Agency Notes
(Cost $414,331)		414,738

REPURCHASE AGREEMENTS†† - 165.6%
Individual Repurchase Agreements[3]
Barclays Capital issued 12/31/15 at (0.15)% due 01/04/16 (secured by a U.S. Treasury Bond, at a rate of 3.00% and maturing 11/15/45 as collateral, with a value of $4,788,007) to be repurchased at $4,694,203	4,694,125	4,694,125

Joint Repurchase Agreements[4]
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	1,576,432	1,576,432
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	1,576,431	1,576,431
Total Repurchase Agreements
(Cost $7,846,988)		7,846,988

Total Investments - 223.5%
(Cost $10,592,136)		$10,591,485

U.S. Government Securities Sold Short† - (99.0)%
U.S. Treasury Bonds
3.00% due 11/15/45††	4,700,000	(4,688,250)
Total U.S. Government Securities Sold Short
(Proceeds $4,706,734)		(4,688,250)
Other Assets & Liabilities, net - (24.5)%		(1,163,439)
Total Net Assets - 100.0%		$4,739,796

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2016 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $158,594)	1	$2,841

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	All or portion of this security is pledged as short collateral at December 31, 2015.
[4]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Federal Agency Discount Notes	$—	$—	$749,687	$—	$749,687
Federal Agency Notes	—	—	414,738	—	414,738
Futures Contracts	—	2,841	—	—	2,841
Mutual Funds	1,580,072	—	—	—	1,580,072
Repurchase Agreements	—	—	7,846,988	—	7,846,988
Total	$1,580,072	$2,841	$9,011,413	$—	$10,594,326

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
U.S. Government Securities	$—	$—	$4,688,250	$—	$4,688,250

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $1,164,018)	$1,164,425
Investments in affiliated issuers, at value (cost $1,581,130)	1,580,072
Repurchase agreements, at value (cost $7,846,988)	7,846,988
Total investments (cost $10,592,136)	10,591,485
Segregated cash with broker	43,500
Receivables:
Fund shares sold	147,830
Dividends	1,142
Interest	138
Total assets	10,784,095

Liabilities:
Securities sold short, at value (proceeds $4,706,734)	4,688,250
Payable for:
Fund shares redeemed	1,311,351
Variation margin	5,982
Management fees	5,419
Transfer agent and administrative fees	1,505
Investor service fees	1,505
Securities purchased	1,168
Portfolio accounting fees	602
Miscellaneous	28,517
Total liabilities	6,044,299
Commitments and contingent liabilities (Note 14)	—
Net assets	$4,739,796

Net assets consist of:
Paid in capital	$11,648,501
Undistributed net investment income	—
Accumulated net realized loss on investments	(6,929,379)
Net unrealized appreciation on investments	20,674
Net assets	$4,739,796
Capital shares outstanding	132,687
Net asset value per share	$35.72

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$16,676
Interest	1,827
Total investment income	18,503

Expenses:
Management fees	62,351
Transfer agent and administrative fees	17,320
Investor service fees	17,320
Portfolio accounting fees	6,928
Short interest expense	139,202
Custodian fees	798
Trustees’ fees*	598
Miscellaneous	8,847
Total expenses	253,364
Net investment loss	(234,861)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(1,736)
Futures contracts	(82,063)
Securities sold short	(126,103)
Net realized loss	(209,902)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	9,258
Investments in affiliated issuers	(1,058)
Securities sold short	25,202
Futures contracts	136,539
Net change in unrealized appreciation (depreciation)	169,941
Net realized and unrealized loss	(39,961)
Net decrease in net assets resulting from operations	$(274,822)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(234,861)	$(419,114)
Net realized loss on investments	(209,902)	(2,790,846)
Net change in unrealized appreciation (depreciation) on investments	169,941	(478,405)
Net decrease in net assets resulting from operations	(274,822)	(3,688,365)

Distributions to shareholders from:
Net realized gains	—	(676,637)
Total distributions to shareholders	—	(676,637)

Capital share transactions:
Proceeds from sale of shares	88,735,874	178,668,426
Distributions reinvested	—	676,637
Cost of shares redeemed	(90,315,929)	(187,983,376)
Net decrease from capital share transactions	(1,580,055)	(8,638,313)
Net decrease in net assets	(1,854,877)	(13,003,315)

Net assets:
Beginning of year	6,594,673	19,597,988
End of year	$4,739,796	$6,594,673
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,459,325	3,858,218 *
Shares issued from reinvestment of distributions	—	17,421 *
Shares redeemed	(2,509,053)	(4,061,142)*
Net decrease in shares	(49,728)	(185,503)*

*

Reverse share split — Capital share activity for the periods presented through January 24, 2014, has been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 167

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$36.15	$53.27	$46.20	$49.27	$70.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.21)	(1.80)	(1.80)	(1.70)	(3.15)
Net gain (loss) on investments (realized and unrealized)	.78	(11.20)	8.87	(1.37)	(18.38)
Total from investment operations	(.43)	(13.00)	7.07	(3.07)	(21.53)
Less distributions from:
Net realized gains	—	(4.12)	—	—	—
Total distributions	—	(4.12)	—	—	—
Net asset value, end of period	$35.72	$36.15	$53.27	$46.20	$49.27

Total Return[b]	(1.22%)	(24.91%)	15.26%	(6.19%)	(30.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,740	$6,595	$19,598	$8,370	$6,822
Ratios to average net assets:
Net investment income (loss)	(3.39%)	(3.90%)	(3.56%)	(3.53%)	(4.83%)
Total expenses [c,e]	3.66%	4.10%	3.59%	3.70%	4.89%
Portfolio turnover rate	1,305%	2,537%	5,999%	6,326%	2,031%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Reverse share split — Per share amounts for the periods presented through January 24, 2014, have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 11 in Notes to Financial Statements.

[e]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the periods presented would be:

2015	2014	2013	2012	2011
1.65%	1.71%	1.69%	1.72%	1.76%

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended December 31, 2015, the High Yield Strategy returned -0.71%. For comparison, the Barclays U.S. Corporate High Yield Index returned -4.47% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

In 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concerns about plunging commodity prices, and slowing economic growth in China and other emerging-market economies. While the direct impact of a 25-basis-point increase in the Federal Funds target rate in December was fairly insignificant, the decision to commence the “normalization” of interest rates after seven years of unprecedented liquidity provision was not. High-yield bonds posted their first annual loss since 2009, and spreads went to their widest levels since Standard & Poor’s downgraded the United States’ credit rating in 2011. The S&P 500 experienced its first 10 percent correction in four years and saw the weakest annual total return performance (+1.4 percent) since 2008.

Many of the challenges seen in 2015 originated in commodity-sensitive sectors. Investors became concerned by steep declines in energy and metals prices, and a weakening global economic outlook, causing volatility to spill over into other sectors. Outside of energy and metals, many sectors continue to offer attractive valuations, and our analysis indicates that a positive story remains intact for a large number of issuers. Defaults are expected to remain largely contained to commodity-related sectors, despite the market’s dimming outlook for risk assets at period end.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 169

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 15, 2014

The Fund invests principally in derivative investments such as high yield credit default swap agreements and future contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	23.3%
Guggenheim Strategy Fund II	18.7%
iShares iBoxx $ High Yield Corporate Bond ETF	3.8%
SPDR Barclays High Yield Bond ETF	3.7%
Total	49.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	Since Inception (10/15/14)
High Yield Strategy Fund	-0.71%	0.63%
S&P 500 Index	1.38%	10.27%
Barclays U.S. Corporate High Yield Index	-4.47%	-3.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Barclays U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

170 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
HIGH YIELD STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 7.5%
iShares iBoxx $ High Yield Corporate Bond ETF	3,152	$254,745
SPDR Barclays High Yield Bond ETF	7,339	249,599
Total Exchange-Traded Funds
(Cost $505,261)		504,344

MUTUAL FUNDS†, 1 - 42.1%
Guggenheim Strategy Fund I	63,207	1,571,948
Guggenheim Strategy Fund II	51,042	1,265,830
Total Mutual Funds
(Cost $2,842,416)		2,837,778

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES††,2 - 5.9%
Farmer Mac
0.45% due 03/15/16	$400,000	399,763
Total Federal Agency Discount Notes
(Cost $399,630)		399,763

REPURCHASE AGREEMENTS††,3 - 51.3%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	1,732,771	1,732,771
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	1,732,772	1,732,772
Total Repurchase Agreements
(Cost $3,465,543)		3,465,543

Total Investments - 106.8%
(Cost $7,212,850)		$7,207,428
Other Assets & Liabilities, net - (6.8)%		(456,225)
Total Net Assets - 100.0%		$6,751,203

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2016 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $5,916,016)	50	$8,609

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION SOLD††,4
Index	Counterparty	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.NA.HY.25.5 Index	Barclays Bank plc	5.00%	12/20/20	$7,100,000	$(7,178,277)	$28,022	$50,255

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 9.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	Credit Default Swaps — See Note 2.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Exchange-Traded Funds	$504,344	$—	$—	$—	$—	$504,344
Credit Default Swaps	—	—	—	50,255	—	50,255
Federal Agency Discount Notes	—	—	399,763	—	—	399,763
Futures Contracts	—	8,609	—	—	—	8,609
Mutual Funds	2,837,778	—	—	—	—	2,837,778
Repurchase Agreements	—	—	3,465,543	—	—	3,465,543
Total	$3,342,122	$8,609	$3,865,306	$50,255	$—	$7,266,292

*	Other financial instruments include futures contracts and credit default swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

172 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $904,891)	$904,107
Investments in affiliated issuers, at value (cost $2,842,416)	2,837,778
Repurchase agreements, at value (cost $3,465,543)	3,465,543
Total investments (cost $7,212,850)	7,207,428
Segregated cash with broker	422,010
Unrealized appreciation on swap agreements	50,255
Unamortized upfront premiums paid on credit default swaps	28,022
Receivables:
Interest	10,867
Variation margin	7,031
Dividends	4,860
Total assets	7,730,473

Liabilities:
Payable for:
Fund shares redeemed	959,902
Management fees	4,187
Securities purchased	3,688
Transfer agent and administrative fees	1,396
Investor service fees	1,396
Portfolio accounting fees	558
Miscellaneous	8,143
Total liabilities	979,270
Commitments and contingent liabilities (Note 14)	—
Net assets	$6,751,203

Net assets consist of:
Paid in capital	$6,835,347
Undistributed net investment income	334,395
Accumulated net realized loss on investments	(471,981)
Net unrealized appreciation on investments	53,442
Net assets	$6,751,203
Capital shares outstanding	269,434
Net asset value per share	$25.06

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers	$81,361
Dividends from securities of affiliated issuers	37,888
Interest	1,850
Total investment income	121,099

Expenses:
Management fees	82,822
Transfer agent and administrative fees	27,607
Investor service fees	27,607
Portfolio accounting fees	11,043
Professional fees	9,464
Custodian fees	1,271
Trustees’ fees*	299
Miscellaneous	4,014
Total expenses	164,127
Net investment loss	(43,028)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(106,267)
Investments in affiliated issuers	(1,299)
Swap agreements	80,802
Futures contracts	(54,271)
Net realized loss	(81,035)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	843
Investments in affiliated issuers	(4,638)
Swap agreements	1,779
Futures contracts	10,090
Net change in unrealized appreciation (depreciation)	8,074
Net realized and unrealized loss	(72,961)
Net decrease in net assets resulting from operations	$(115,989)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 173

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Period Ended December 31, 2014[a]
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(43,028)	$(4,351)
Net realized gain (loss) on investments	(81,035)	18,597
Net change in unrealized appreciation (depreciation) on investments	8,074	45,368
Net increase (decrease) in net assets resulting from operations	(115,989)	59,614

Distributions to shareholders from:
Net investment income	(27,769)	—
Total distributions to shareholders	(27,769)	—

Capital share transactions:
Proceeds from sale of shares	50,229,837	4,218,387
Distributions reinvested	27,769	—
Cost of shares redeemed	(47,422,311)	(218,335)
Net increase from capital share transactions	2,835,295	4,000,052
Net increase in net assets	2,691,537	4,059,666

Net assets:
Beginning of period	4,059,666	—
End of period	$6,751,203	$4,059,666
Undistributed net investment income at end of period	$334,395	$27,769

Capital share activity:
Shares sold	1,970,506	168,601
Shares issued from reinvestment of distributions	1,083	—
Shares redeemed	(1,862,155)	(8,601)
Net increase in shares	109,434	160,000

[a]	Since commencement of operations: October 15, 2014.

174 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Period Ended December 31, 2014[a]
Per Share Data
Net asset value, beginning of period	$25.37	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.03)
Net gain (loss) on investments (realized and unrealized)	(.09)	.40
Total from investment operations	(.19)	.37
Less distributions from:
Net investment income	(.12)	—
Total distributions	(.12)	—
Net asset value, end of period	$25.06	$25.37

Total Return[c]	(0.71%)	1.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,751	$4,060
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(0.51%)
Total expenses[d]	1.49%	1.57%
Portfolio turnover rate	258%	—

[a]	Since commencement of operations: October 15, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended December 31, 2015, U.S. Government Money Market Fund returned 0.00%.

Interest rates remained low throughout the year, constraining performance of the government-issued or guaranteed money market instruments held by the Fund. The U.S. Federal Reserve (the “Fed”) hiked its Federal Funds target rate by 25 basis points at its December meeting, its first hike in the post-financial crisis era.

The Fed expects four rate hikes in 2016, based on committee members’ December “dot plot.” However, the market is only pricing in one to two rates hikes for 2016.

A government money market fund, subject to stricter money market regulations, presents lower yields, yet may afford greater safety and liquidity.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN — Federal Agency Discount Note

FAN — Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.00%	0.00%	0.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

176 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 47.1%
Federal Home Loan Bank[1]
0.47% due 03/09/16	$10,000,000	$9,990,934
0.46% due 03/16/16	10,000,000	9,990,418
0.30% due 02/26/16	5,000,000	4,997,617
0.31% due 03/02/16	5,000,000	4,997,331
0.64% due 06/01/16	3,000,000	2,991,893
0.28% due 01/27/16	2,300,000	2,299,535
0.37% due 02/03/16	2,300,000	2,299,199
0.38% due 02/16/16	2,250,000	2,248,908
0.28% due 01/20/16	1,500,000	1,499,778
0.30% due 01/14/16	800,000	799,913
0.40% due 03/24/16	519,000	518,521
Total Federal Home Loan Bank		42,634,047
Farmer Mac
0.42% due 03/22/16	2,000,000	1,998,110
0.33% due 04/06/16	1,997,000	1,995,237
Total Farmer Mac		3,993,347
Total Federal Agency Discount Notes
(Cost $46,627,394)		46,627,394

FEDERAL AGENCY NOTES†† - 4.0%
Federal Farm Credit Bank[1]
0.52% due 07/20/16	4,000,000	4,001,791
Total Federal Agency Notes
(Cost $4,001,791)		4,001,791

CORPORATE BONDS†† - 2.0%
Financial - 2.0%
PNC Bank North America
0.63% due 01/28/16[2]	2,000,000	2,000,252
Total Corporate Bonds
(Cost $2,000,252)		2,000,252

U.S. GOVERNMENT SECURITIES††- 2.0%
U.S. Treasury Notes
0.32% due 04/30/16,2	1,192,000	1,192,155
0.30% due 01/31/16,2	758,000	758,016
Total U.S. Treasury Notes		1,950,171
Total U.S. Government Securities
(Cost $1,950,171)		1,950,171

COMMERCIAL PAPER†† - 17.1%
AllianceBernstein LP
0.30% due 02/01/16	2,000,000	1,999,483
Natixis NY Branch
0.39% due 02/01/16	2,000,000	1,999,337
BNP Paribas NY Branch
0.54% due 03/07/16	2,000,000	1,998,020
ABN Amro Funding USA LLC
0.49% due 03/17/16	2,000,000	1,997,931
Rabobank Nederland NV NY
0.43% due 04/01/16	2,000,000	1,997,826
Landesbank Baden-Wuerttemberg NY
0.53% due 03/30/16	2,000,000	1,997,379
Coca-Cola Company
0.56% due 04/22/16	2,000,000	1,996,516
Export-Import Bank of Korea
0.62% due 02/09/16	1,500,000	1,498,993
BASF SE
0.56% due 04/25/16	1,500,000	1,497,317
Total Commercial Paper
(Cost $16,982,802)		16,982,802

REPURCHASE AGREEMENTS††,2 - 33.1%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	16,416,543	16,416,543
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	16,416,542	16,416,542
Total Repurchase Agreements
(Cost $32,833,085)		32,833,085

Total Investments - 105.3%
(Cost $104,395,495)		$104,395,495
Other Assets & Liabilities, net - (5.3)%		(5,217,127)
Total Net Assets - 100.0%		$99,178,368

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 177

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$16,982,802	$—	$16,982,802
Corporate Bonds	—	2,000,252	—	2,000,252
Federal Agency Discount Notes	—	46,627,394	—	46,627,394
Federal Agency Notes	—	4,001,791	—	4,001,791
Repurchase Agreements	—	32,833,085	—	32,833,085
U.S. Government Securities	—	1,950,171	—	1,950,171
Total	$—	$104,395,495	$—	$104,395,495

For the year ended December 31, 2015, there were no transfers between levels.

178 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $71,562,410)	$71,562,410
Repurchase agreements, at value (cost $32,833,085)	32,833,085
Total investments (cost $104,395,495)	104,395,495
Cash	291
Receivables:
Fund shares sold	606,322
Interest	6,001
Total assets	105,008,109

Liabilities:
Payable for:
Securities purchased	4,997,616
Fund shares redeemed	687,256
Portfolio accounting fees	5,185
Transfer agent and administrative fees	3,344
Miscellaneous	136,340
Total liabilities	5,829,741
Commitments and contingent liabilities (Note 14)	—
Net assets	$99,178,368

Net assets consist of:
Paid in capital	$99,163,302
Undistributed net investment income	1
Accumulated net realized gain on investments	15,065
Net unrealized appreciation on investments	—
Net assets	$99,178,368
Capital shares outstanding	99,182,904
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Interest	$130,833
Total investment income	130,833

Expenses:
Management fees	496,836
Transfer agent and administrative fees	198,737
Investor service fees	248,418
Portfolio accounting fees	99,366
Professional fees	85,394
Custodian fees	11,463
Trustees’ fees*	6,519
Line of credit fees	521
Miscellaneous	49,684
Total expenses	1,196,938
Less:
Expenses waived by service company	(282,070)
Expenses waived by distributor	(248,426)
Expenses waived/reimbursed by Adviser	(535,647)
Total waived expenses	(1,066,143)
Net expenses	130,795
Net investment income	38

Net Realized Gain (Loss):
Net realized gain (loss) on:
Investments	17,409
Net realized gain	17,409
Net increase in net assets resulting from operations	$17,447

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$38	$37
Net realized gain (loss) on investments	17,409	(2,344)
Net increase (decrease) in net assets resulting from operations	17,447	(2,307)

Distributions to shareholders from:
Net investment income	(37)	(44)
Total distributions to shareholders	(37)	(44)

Capital share transactions:
Proceeds from sale of shares	570,478,716	561,541,917
Distributions reinvested	37	44
Cost of shares redeemed	(569,675,773)	(561,836,972)
Net increase (decrease) from capital share transactions	802,980	(295,011)
Net increase (decrease) in net assets	820,390	(297,362)

Net assets:
Beginning of year	98,357,978	98,655,340
End of year	$99,178,368	$98,357,978
Undistributed net investment income at end of year	$1	$—

Capital share activity:
Shares sold	570,478,716	561,541,917
Shares issued from reinvestment of distributions	37	44
Shares redeemed	(569,675,773)	(561,836,972)
Net increase (decrease) in shares	802,980	(295,011)

180 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	— [a]	— [a]	— [a]	— [a]	— [a]
Total from investment operations	— [a]	— [a]	— [a]	— [a]	— [a]
Less distributions from:
Net investment income	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(—)[a]
Net realized income	—	—	(—)[a]	(—)[a]	—
Total distributions	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(—)[a]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[b]	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,178	$98,358	$98,655	$130,981	$196,640
Ratios to average net assets:
Net investment income (loss)	— [d]	— [d]	— [d]	— [d]	— [d]
Total expenses	1.20%	1.26%	1.23%	1.27%	1.29%
Net expenses[c]	0.13%	0.05%	0.07%	0.13%	0.09%
Portfolio turnover rate	—	—	—	—	—

[a]	Less than $0.01 per share.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 181

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2015, the Trust consisted of fifty-two funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company, with the exception of U.S. Government Money Market Fund which is a diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

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NOTES TO FINANCIAL STATEMENTS (continued)

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, provided such amounts approximate market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market

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NOTES TO FINANCIAL STATEMENTS (continued)

value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

F. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

G. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

H. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Normally, all such distributions of a fund will automatically be reinvested without charge in additional shares of the same fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

J. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use

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NOTES TO FINANCIAL STATEMENTS (continued)

of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Nova Fund	Index exposure, Liquidity, Leverage	$7,004,341	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	890,853
NASDAQ-100® Fund	Index exposure, Liquidity	4,763,516	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	44,573
S&P 500® 2x Strategy Fund	Index exposure, Liquidity, Leverage	5,720,750	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Liquidity, Leverage	6,688,820	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Liquidity, Leverage	2,497,058	—
Russell 2000® 2x Strategy Fund	Index exposure, Liquidity, Leverage	402,028	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Liquidity, Leverage	1,873,125	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	58,610
Dow 2x Strategy Fund	Index exposure, Liquidity, Leverage	2,951,128	—
Inverse Dow 2x Strategy Fund	Index exposure, Liquidity, Leverage	—	540,765
Government Long Bond 1.2x Strategy Fund	Index exposure, Liquidity, Leverage, Duration	17,455,421	—
Inverse Government Long Bond Strategy Fund	Index exposure, Liquidity, Duration	—	1,884,961
High Yield Strategy Fund	Index exposure, Liquidity, Duration	7,391,320	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A Fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

186 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Nova Fund	Index exposure, Liquidity, Leverage	$19,328,564	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	10,111,571
NASDAQ-100® Fund	Index exposure, Liquidity	15,766,094	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	2,084,408
S&P 500® 2x Strategy Fund	Index exposure, Liquidity, Leverage	32,545,051	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Liquidity, Leverage	47,480,024	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Liquidity, Leverage	8,729,499	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	858,305
Russell 2000® 2x Strategy Fund	Index exposure, Liquidity, Leverage	7,401,079	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Liquidity, Leverage	8,574,903	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	3,630,686
Dow 2x Strategy Fund	Index exposure, Liquidity, Leverage	17,652,207	—
Inverse Dow 2x Strategy Fund	Index exposure, Liquidity, Leverage	—	9,240,244

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional
Fund	Use	Long
High Yield Strategy Fund	Index exposure, Liquidity	$8,911,487

The table on page 171 included in the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of December 31, 2015.

THE RYDEX FUNDS ANNUAL REPORT | 187

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2015:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at December 31, 2015
Nova Fund	$—	$3,315	$—	$—	$3,315
Inverse S&P 500® Strategy Fund	—	60,668	—	—	60,668
NASDAQ-100® Fund	—	1,659	—	—	1,659
Inverse NASDAQ-100® Strategy Fund	1,506	10,407	—	—	11,913
S&P 500® 2x Strategy Fund	—	2,717	—	—	2,717
NASDAQ-100® 2x Strategy Fund	27,747	3,695	—	—	31,442
Mid-Cap 1.5x Strategy Fund	85,029	1,454	—	—	86,483
Inverse Mid-Cap Strategy Fund	—	5,580	—	—	5,580
Russell 2000® 2x Strategy Fund	—	406	—	—	406
Inverse Russell 2000® Strategy Fund	—	69,951	—	—	69,951
Dow 2x Strategy Fund	10,881	149	—	—	11,030
Inverse Dow 2x Strategy Fund	8,842	80,264	—	—	89,106
Inverse Government Long Bond Strategy Fund	—	—	2,841	—	2,841
High Yield Strategy Fund	—	—	8,609	50,255	58,864

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at December 31, 2015
Nova Fund	$—	$175,811	$—	$—	$175,811
Inverse S&P 500® Strategy Fund	—	2,257	—	—	2,257
NASDAQ-100® Fund	49,787	246,279	—	—	296,066
Inverse NASDAQ-100® Strategy Fund	—	70	—	—	70
S&P 500® 2x Strategy Fund	—	214,330	—	—	214,330
NASDAQ-100® 2x Strategy Fund	—	557,603	—	—	557,603
Mid-Cap 1.5x Strategy Fund	—	134,104	—	—	134,104
Inverse Mid-Cap Strategy Fund	—	141	—	—	141
Russell 2000® 2x Strategy Fund	—	41,596	—	—	41,596
Russell 2000® 1.5x Strategy Fund	—	45,327	—	—	45,327
Dow 2x Strategy Fund	—	207,912	—	—	207,912
Inverse Dow 2x Strategy Fund	—	447	—	—	447
Government Long Bond 1.2x Strategy Fund	—	—	23,997	—	23,997

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

188 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$(207,054)	$820,181	$—	$—	$613,127
Inverse S&P 500® Strategy Fund	101,345	(917,313)	—	—	(815,968)
NASDAQ-100® Fund	(664,765)	2,451,150	—	—	1,786,385
Inverse NASDAQ-100® Strategy Fund	(112,216)	(567,014)	—	—	(679,230)
S&P 500® 2x Strategy Fund	809,431	(262,664)	—	—	546,767
NASDAQ-100® 2x Strategy Fund	997,544	(1,173,027)	—	—	(175,483)
Mid-Cap 1.5x Strategy Fund	(204,224)	(843,275)	—	—	(1,047,499)
Inverse Mid-Cap Strategy Fund	1,084	(3,550)	—	—	(2,466)
Russell 2000® 2x Strategy Fund	96,201	(690,014)	—	—	(593,813)
Russell 2000® 1.5x Strategy Fund	73,495	(962,845)	—	—	(889,350)
Inverse Russell 2000® Strategy Fund	61,931	(133,067)	—	—	(71,136)
Dow 2x Strategy Fund	(121,046)	76,956	—	—	(44,090)
Inverse Dow 2x Strategy Fund	(73,907)	(1,083,431)	—	—	(1,157,338)
Government Long Bond 1.2x Strategy Fund	—	—	1,432,099	—	1,432,099
Inverse Government Long Bond Strategy Fund	—	—	(82,063)	—	(82,063)
High Yield Strategy Fund	—	—	(54,271)	80,802	26,531

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$(132,626)	$293,479	$—	$—	$160,853
Inverse S&P 500® Strategy Fund	8,157	5,835	—	—	13,992
NASDAQ-100® Fund	(56,151)	(108,617)	—	—	(164,768)
Inverse NASDAQ-100® Strategy Fund	(6,186)	(9,696)	—	—	(15,882)
S&P 500® 2x Strategy Fund	(162,770)	406,453	—	—	243,683
NASDAQ-100® 2x Strategy Fund	(25,474)	440,689	—	—	415,215
Mid-Cap 1.5x Strategy Fund	65,950	(15,432)	—	—	50,518
Inverse Mid-Cap Strategy Fund	—	(1,881)	—	—	(1,881)
Russell 2000® 2x Strategy Fund	(16,819)	31,410	—	—	14,591
Russell 2000® 1.5x Strategy Fund	11,212	31,116	—	—	42,328
Inverse Russell 2000® Strategy Fund	—	50,594	—	—	50,594
Dow 2x Strategy Fund	362	85,607	—	—	85,969
Inverse Dow 2x Strategy Fund	8,842	21,204	—	—	30,046
Government Long Bond 1.2x Strategy Fund	—	—	(1,132,562)	—	(1,132,562)
Inverse Government Long Bond Strategy Fund	—	—	136,539	—	136,539
High Yield Strategy Fund	—	—	10,090	1,779	11,869

THE RYDEX FUNDS ANNUAL REPORT | 189

NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rates below, based on the average daily net assets of the Funds. For these services, RFS receives the following:

Fund	Transfer Agent and Administrative Fees (as a % of Net Assets)
Government Long Bond 1.2x Strategy Fund	0.20%
U.S. Government Money Market Fund	0.20%
Remaining Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

190 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

At December 31, 2015, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Inverse S&P 500® Strategy Fund	36%
Inverse NASDAQ-100® Strategy Fund	33%
S&P 500® 2x Strategy Fund	22%
NASDAQ-100® 2x Strategy Fund	22%
Mid-Cap 1.5x Strategy Fund	21%
Inverse Mid-Cap Strategy Fund	27%
Russell 2000® 2x Strategy Fund	73%
Inverse Dow 2x Strategy Fund	41%
Inverse Government Long Bond Strategy Fund	22%
High Yield Strategy Fund	87%
U.S. Government Money Market Fund	94%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE RYDEX FUNDS ANNUAL REPORT | 191

NOTES TO FINANCIAL STATEMENTS (continued)

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2015, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Royal Bank of Canada			U.S. TIP Notes
0.24%			0.13%
Due 01/04/16	$39,758,779	$39,759,839	04/15/18 - 07/15/22	$40,066,400	$40,554,042

HSBC Group			U.S. Treasury Strips
0.18%			0.00%
Due 01/04/16	39,758,778	39,759,573	11/15/40	86,620,600	40,553,986

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

192 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset In the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$3,315	$—	$3,315	$—	$—	$3,315
Inverse S&P 500® Strategy Fund	Swap equity contracts	60,668	—	60,668	—	—	60,668
NASDAQ-100® Fund	Swap equity contracts	1,659	—	1,659	—	—	1,659
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	10,407	—	10,407	—	—	10,407
S&P 500® 2x Strategy Fund	Swap equity contracts	2,717	—	2,717	—	—	2,717
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	3,695	—	3,695	—	—	3,695
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	1,454	—	1,454	—	—	1,454
Inverse Mid-Cap Strategy Fund	Swap equity contracts	5,580	—	5,580	—	—	5,580
Russell 2000® 2x Strategy Fund	Swap equity contracts	406	—	406	—	—	406
Inverse Russell 2000® Strategy Fund	Swap equity contracts	69,951	—	69,951	—	—	69,951
Dow 2x Strategy Fund	Swap equity contracts	149	—	149	—	—	149
Inverse Dow 2x Strategy Fund	Swap equity contracts	80,264	—	80,264	—	—	80,264

					Gross Amounts Not Offset In the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$175,811	$—	$175,811	$—	$175,811	$—
Inverse S&P 500® Strategy Fund	Swap equity contracts	2,257	—	2,257	—	2,257	—
NASDAQ-100® Fund	Swap equity contracts	246,279	—	246,279	—	246,279	—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	70	—	70	—	70	—
S&P 500® 2x Strategy Fund	Swap equity contracts	214,330	—	214,330	—	214,330	—
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	557,603	—	557,603	—	557,603	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	134,104	—	134,104	—	134,104	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	141	—	141	—	141	—
Russell 2000® 2x Strategy Fund	Swap equity contracts	41,596	—	41,596	—	41,596	—
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	45,327	—	45,327	—	45,327	—
Dow 2x Strategy Fund	Swap equity contracts	207,912	—	207,912	—	207,912	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	447	—	447	—	447	—

[1]	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.

THE RYDEX FUNDS ANNUAL REPORT | 193

NOTES TO FINANCIAL STATEMENTS (continued)

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2015, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Nova Fund	$2,593,148
Inverse S&P 500® Strategy Fund	65,701
S&P 500® 2x Strategy Fund	521,644
NASDAQ-100® 2x Strategy Fund	778,442
Mid-Cap 1.5x Strategy Fund	251,706
Inverse Mid-Cap Strategy Fund	530
Russell 2000® 2x Strategy Fund	396,099
Inverse Russell 2000® Strategy Fund	37,158
Dow 2x Strategy Fund	287,969
Government Long Bond 1.2x Strategy Fund	767,848
Inverse Government Long Bond Strategy Fund	31,792
U.S. Government Money Market Fund	2,344

The tax character of distributions paid during the year ended December 31, 2015, is as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$—	$—	$—
Inverse S&P 500® Strategy Fund	—	—	—
NASDAQ-100® Fund	4,344,676	1,049,713	5,394,389
Inverse NASDAQ-100® Strategy Fund	—	—	—
S&P 500® 2x Strategy Fund	4,348,970	3,780,917	8,129,887
NASDAQ-100® 2x Strategy Fund	6,650,859	1,644,855	8,295,714
Mid-Cap 1.5x Strategy Fund	—	491,598	491,598
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	—	656,966	656,966
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	1,585,494	844,050	2,429,544
Inverse Dow 2x Strategy Fund	—	—	—
Government Long Bond 1.2x Strategy Fund	2,768,412	2,370,396	5,138,808
Inverse Government Long Bond Strategy Fund	—	—	—
High Yield Strategy Fund	27,769	—	27,769
U.S. Government Money Market Fund	37	—	37

194 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2014, was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$31,384	$—	$31,384
Inverse S&P 500® Strategy Fund	—	—	—
NASDAQ-100® Fund	—	3,731,557	3,731,557
Inverse NASDAQ-100® Strategy Fund	—	—	—
S&P 500® 2x Strategy Fund	6,353,280	586,864	6,940,144
NASDAQ-100® 2x Strategy Fund	12,918,886	6,529,152	19,448,038
Mid-Cap 1.5x Strategy Fund	731,076	1,196,342	1,927,418
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	1,055,305	218,501	1,273,806
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	4,945,594	916,874	5,862,468
Inverse Dow 2x Strategy Fund	—	—	—
Government Long Bond 1.2x Strategy Fund	202,543	—	202,543
Inverse Government Long Bond Strategy Fund	122,585	554,052	676,637
High Yield Strategy Fund	—	—	—
U.S. Government Money Market Fund	44	—	44

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2015, is as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward
Nova Fund	$—	$—	$4,562,944	$(4,901,700)
Inverse S&P 500® Strategy Fund	—	—	55,701	(12,278,039)
NASDAQ-100® Fund	2,529,173	4,817,105	25,341,868	—
Inverse NASDAQ-100® Strategy Fund	—	—	10,683	(5,104,659)
S&P 500® 2x Strategy Fund	55,671	2,375,609	(41,870)	(612,093)
NASDAQ-100® 2x Strategy Fund	—	2,938,924	1,983,943	(778,442)
Mid-Cap 1.5x Strategy Fund	—	748,789	(231,524)	(503,409)
Inverse Mid-Cap Strategy Fund	—	—	5,440	(1,412,596)
Russell 2000® 2x Strategy Fund	—	—	40,637	(391,228)
Russell 2000® 1.5x Strategy Fund	—	—	377,478	(4,782,493)
Inverse Russell 2000® Strategy Fund	—	—	69,821	(3,246,021)
Dow 2x Strategy Fund	—	—	74,332	(2,318,542)
Inverse Dow 2x Strategy Fund	—	—	77,385	(13,608,819)
Government Long Bond 1.2x Strategy Fund	1,426	—	54,121	(13,122,307)
Inverse Government Long Bond Strategy Fund	—	—	(136,218)	(6,772,487)
High Yield Strategy Fund	384,650	—	(81,906)	(386,888)
U.S. Government Money Market Fund	15,066	—	—	—

THE RYDEX FUNDS ANNUAL REPORT | 195

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes capital loss carryforwards represent realized losses that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Pursuant to the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, without expiration and retain their short and/or long-term character. However, post-enactment losses must be utilized prior to pre-enactment capital loss carryforwards. As a result of this ordering rule pre-enactment carryforwards are more likely to expire unused. As of December 31, 2015, capital loss carryforwards for the Funds were as follows:

				Unlimited
Fund	Expires in 2016	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Nova Fund	$(4,901,700)	$—	$—	$—	$—	$(4,901,700)
Inverse S&P 500® Strategy Fund	—	—	—	(10,707,362)	(1,570,677)	(12,278,039	)*
NASDAQ-100® Fund	—	—	—	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—	(4,332,277)	(772,382)	(5,104,659	)*
S&P 500® 2x Strategy Fund	(521,644)	(90,449)	—	—	—	(612,093	)*
NASDAQ-100® 2x Strategy Fund	(778,442)	—	—	—	—	(778,442	)*
Mid-Cap 1.5x Strategy Fund	(251,704)	(251,705)	—	—	—	(503,409	)*
Inverse Mid-Cap Strategy Fund	—	—	—	(1,315,076)	(97,520)	(1,412,596	)*
Russell 2000® 2x Strategy Fund	—	—	—	(391,228)	—	(391,228	)*
Russell 2000® 1.5x Strategy Fund	(4,108,767)	—	—	(673,726)	—	(4,782,493)
Inverse Russell 2000® Strategy Fund	—	—	—	(2,892,722)	(353,299)	(3,246,021	)*
Dow 2x Strategy Fund	(1,449,705)	(868,837)	—	—	—	(2,318,542	)*
Inverse Dow 2x Strategy Fund	—	—	—	(11,952,840)	(1,655,979)	(13,608,819	)*
Government Long Bond 1.2x Strategy Fund	—	—	—	(9,651,565)	(3,470,742)	(13,122,307	)*
Inverse Government Long Bond Strategy Fund	—	—	—	(5,049,214)	(1,723,273)	(6,772,487	)*
High Yield Strategy Fund	—	—	—	(345,375)	(41,513)	(386,888)
U.S. Government Money Market Fund	—	—	—	—	—	—

*

In accordance with section 382 of the Internal revenue Code a portion of certain Fund losses is subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies, foreign currency gains and losses, and net operating losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

196 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Nova Fund	$(49,605)	$49,714	$(109)
Inverse S&P 500® Strategy Fund	(120,148)	120,148	—
NASDAQ-100® Fund	—	371,398	(371,398)
Inverse NASDAQ-100® Strategy Fund	(40,449)	40,449	—
S&P 500® 2x Strategy Fund	5	152,766	(152,771)
NASDAQ-100® 2x Strategy Fund	(350,611)	359,701	(9,090)
Mid-Cap 1.5x Strategy Fund	(75,015)	74,918	97
Inverse Mid-Cap Strategy Fund	(14,322)	14,322	—
Russell 2000® 2x Strategy Fund	(439,597)	44,060	395,537
Russell 2000® 1.5x Strategy Fund	(77,466)	78,202	(736)
Inverse Russell 2000® Strategy Fund	(39,821)	38,591	1,230
Dow 2x Strategy Fund	(7,959)	7,960	(1)
Inverse Dow 2x Strategy Fund	(78,880)	78,880	—
Government Long Bond 1.2x Strategy Fund	—	—	—
Inverse Government Long Bond Strategy Fund	(234,861)	234,861	—
High Yield Strategy Fund	—	377,423	(377,423)
U.S. Government Money Market Fund	—	—	—

At December 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Nova Fund	$22,345,604	$4,907,170	$(171,730)	$4,735,440
Inverse S&P 500® Strategy Fund	7,902,481	167	(2,877)	(2,710)
NASDAQ-100 Fund	68,775,903	26,779,748	(1,193,260)	25,586,488
Inverse NASDAQ-100 Strategy Fund	1,222,095	346	—	346
S&P 500® 2x Strategy Fund	17,131,496	495,349	(325,606)	169,743
NASDAQ-100® 2x Strategy Fund	42,861,056	3,899,807	(1,361,956)	2,537,851
Mid-Cap 1.5x Strategy Fund	7,688,011	—	(98,875)	(98,875)
Inverse Mid-Cap Strategy Fund	334,501	1	—	1
Russell 2000® 2x Strategy Fund	2,015,348	155,168	(73,341)	81,827
Russell 2000® 1.5x Strategy Fund	6,830,840	677,238	(254,433)	422,805
Inverse Russell 2000® Strategy Fund	5,038,847	192	(322)	(130)
Dow 2x Strategy Fund	15,492,933	425,654	(143,559)	282,095
Inverse Dow 2x Strategy Fund	4,540,130	—	(2,432)	(2,432)
Government Long Bond 1.2x Strategy Fund	17,165,034	54,121	—	54,121
Inverse Government Long Bond Strategy Fund	10,746,187	—	(154,702)	(154,702)
High Yield Strategy Fund	7,289,334	—	(81,906)	(81,906)
U.S. Government Money Market Fund	104,395,495	—	—	—

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Securities Transactions

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$77,309,411	$81,811,763
Inverse S&P 500® Strategy Fund	6,424,317	3,500,000
NASDAQ-100® Fund	185,315,028	165,275,392
Inverse NASDAQ-100® Strategy Fund	2,506,796	2,500,000
S&P 500® 2x Strategy Fund	99,083,885	104,000,918
NASDAQ-100® 2x Strategy Fund	106,285,708	109,022,882
Mid-Cap 1.5x Strategy Fund	39,495,303	41,183,625
Inverse Mid-Cap Strategy Fund	401,926	445,000
Russell 2000® 2x Strategy Fund	8,023,816	9,494,630
Russell 2000® 1.5x Strategy Fund	25,576,098	28,618,598
Inverse Russell 2000® Strategy Fund	4,107,550	3,100,000
Dow 2x Strategy Fund	25,262,117	20,620,834
Inverse Dow 2x Strategy Fund	4,760,937	3,300,000
Government Long Bond 1.2x Strategy Fund	21,121,338	18,400,000
Inverse Government Long Bond Strategy Fund	2,469,717	2,900,000
High Yield Strategy Fund	11,615,481	10,911,561
U.S. Government Money Market Fund	—	—

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$275,262,482	$280,988,671
Inverse Government Long Bond Strategy Fund	83,500,463	84,323,846

9. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions during the year ended December 31, 2015, in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 12/31/14	Additions	Reductions	Value 12/31/15	Shares 12/31/15	Investment Income	Realized Gain (Loss)
Nova Fund
Guggenheim Strategy Fund I	$—	$25,772,927	$(16,800,000)	$8,983,081	361,201	$42,697	$5,868

Inverse S&P 500® Strategy Fund
Guggenheim Strategy Fund I	—	6,430,541	(3,500,000)	2,930,211	117,821	21,077	1,387

NASDAQ-100® Fund
Guggenheim Strategy Fund I	—	69,825,888	(44,800,000)	25,018,775	1,005,982	72,034	(19,345)

Inverse NASDAQ-100® Strategy Fund
Guggenheim Strategy Fund I	—	2,910,860	(2,500,000)	411,151	16,532	5,168	1,234

S&P 500® 2x Strategy Fund
Guggenheim Strategy Fund I	—	20,621,292	(19,100,000)	1,526,255	61,369	42,351	7,662

NASDAQ-100® 2x Strategy Fund
Guggenheim Strategy Fund I	—	24,567,635	(23,600,000)	959,727	38,590	33,431	(622)

Mid-Cap 1.5x Strategy Fund
Guggenheim Strategy Fund I	—	6,205,353	(2,150,000)	4,055,303	163,060	11,798	(30)
Guggenheim Strategy Fund II	—	1,008,679	(450,000)	557,981	22,499	7,805	(1,477)
	—	7,214,032	(2,600,000)	4,613,284		19,603	(1,507)

Inverse Mid-Cap Strategy Fund
Guggenheim Strategy Fund I	—	502,856	(445,000)	57,757	2,322	1,598	(95)

Russell 2000® 2x Strategy Fund
Guggenheim Strategy Fund I	—	4,310,463	(4,100,000)	211,377	8,499	6,440	1,357

Russell 2000® 1.5x Strategy Fund
Guggenheim Strategy Fund I	—	10,872,506	(10,800,000)	73,180	2,943	10,474	2,944

Inverse Russell 2000® Strategy Fund
Guggenheim Strategy Fund I	—	4,365,724	(3,100,000)	1,266,153	50,911	6,374	1,681

Dow 2x Strategy Fund
Guggenheim Strategy Fund I	—	6,622,777	(3,450,000)	3,178,631	127,810	16,043	(1,808)

Inverse Dow 2x Strategy Fund
Guggenheim Strategy Fund I	—	4,865,314	(3,300,000)	1,564,668	62,914	8,940	(1,844)

Government Long Bond 1.2x Strategy Fund
Guggenheim Strategy Fund I	—	22,927,790	(18,400,000)	4,535,937	182,386	21,335	(1,598)

Inverse Government Long Bond Strategy Fund
Guggenheim Strategy Fund I	—	4,477,096	(2,900,000)	1,580,072	63,533	16,676	(1,736)

High Yield Strategy Fund
Guggenheim Strategy Fund I	—	6,169,125	(4,600,000)	1,571,948	63,207	19,155	110
Guggenheim Strategy Fund II	—	3,169,552	(1,900,000)	1,265,830	51,042	18,733	(1,409)
	—	9,338,677	(6,500,000)	2,837,778		37,888	(1,299)

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NOTES TO FINANCIAL STATEMENTS (continued)

10. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2015. The Funds did not have any borrowings outstanding under this agreement at December 31, 2015.

The average daily balances borrowed during the year ended December 31, 2015, were as follows:

Fund	Average Daily Balance
Nova Fund	$4,115
NASDAQ-100® Fund	17,915
Inverse NASDAQ-100® Strategy Fund	888
S&P 500® 2x Strategy Fund	23,286
NASDAQ-100® 2x Strategy Fund	40,030
Mid-Cap 1.5x Strategy Fund	18,028
Russell 2000® 2x Strategy Fund	9,951
Russell 2000® 1.5x Strategy Fund	893
Dow 2x Strategy Fund	5,406
Inverse Dow 2x Strategy Fund	622
Government Long Bond 1.2x Strategy Fund	25,997
U.S. Government Money Market Fund	41,088

11. Reverse Share Splits

Effective January 24, 2014, a reverse share split occurred for the following Funds:

Fund	Split Type
Inverse NASDAQ-100® Strategy Fund	One–for–five reverse split
Inverse Mid-Cap Strategy Fund	One–for–three reverse split
Inverse Russell 2000® Strategy Fund	One–for–three reverse split
Inverse Dow 2x Strategy Fund	One–for–ten reverse split
Government Long Bond 1.2x Strategy Fund	One–for–three reverse split
Inverse Government Long Bond Strategy Fund	One–for–five reverse split

The effect of these transactions was to divide the number of outstanding shares of the Fund by the split ratio, resulting in a corresponding increase in net asset value per share. The share transactions presented in the Statement of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

12. Portfolio Securities Loaned

During the year ended December 31, 2015, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of December 31, 2015, all Funds had ceased participation in securities lending.

13. Security Transactions with Affiliated Funds

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common

200 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2015, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales
Nova Fund	$55,337,453	$39,019,114
NASDAQ-100® Fund	106,862,689	78,096,436
S&P 500® 2x Strategy Fund	61,144,466	63,572,287
NASDAQ-100® 2x Strategy Fund	60,681,352	36,296,432
Mid-Cap 1.5x Strategy Fund	431,954	1,977,926
Russell 2000® 2x Strategy Fund	4,114,113	3,684,585
Russell 2000® 1.5x Strategy Fund	16,343,467	16,666,410
Dow 2x Strategy Fund	8,392,728	9,876,549
High Yield Strategy Fund	2,999,906	2,998,928
U.S. Government Money Market Fund	—	31,485,293

14. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the

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NOTES TO FINANCIAL STATEMENTS (concluded)

“Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

202 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Variable Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (seventeen of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (seventeen of the series constituting the Rydex Variable Trust) at December 31, 2015, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2016

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
NASDAQ-100® Fund	15.26%
S&P 500® 2x Strategy Fund	6.11%
NASDAQ-100® 2x Strategy Fund	5.10%
Dow 2x Strategy Fund	12.50%

With respect to the taxable year ended December 31, 2015, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Long-term capital gains subject to the 15% rate:
NASDAQ-100® Fund	$1,049,713
S&P 500® 2x Strategy Fund	3,780,917
NASDAQ-100® 2x Strategy Fund	1,644,855
Mid-Cap 1.5x Strategy Fund	491,598
Russell 2000® 2x Strategy Fund	656,966
Dow 2x Strategy Fund	844,050
Government Long Bond 1.2x Strategy Fund	2,370,396

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

204 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	237

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

206 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE RYDEX FUNDS ANNUAL REPORT | 207

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report

208 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE RYDEX FUNDS ANNUAL REPORT | 209

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

210 | THE RYDEX FUNDS ANNUAL REPORT

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12.31.2015

Rydex Variable Trust Annual Report

Domestic Equity Funds	International Equity Funds
S&P 500® Pure Growth Fund	Europe 1.25x Strategy Fund
S&P 500® Pure Value Fund	Japan 2x Strategy Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund	Specialty Funds
S&P SmallCap 600® Pure Growth Fund	Strengthening Dollar 2x Strategy Fund
S&P SmallCap 600® Pure Value Fund	Weakening Dollar 2x Strategy Fund

RVATB2-ANN-2-1215x1216	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	16
S&P MIDCAP 400® PURE GROWTH FUND	23
S&P MIDCAP 400® PURE VALUE FUND	30
S&P SMALLCAP 600® PURE GROWTH FUND	37
S&P SMALLCAP 600® PURE VALUE FUND	45
EUROPE 1.25x STRATEGY FUND	53
JAPAN 2x STRATEGY FUND	60
STRENGTHENING DOLLAR 2x STRATEGY FUND	67
WEAKENING DOLLAR 2x STRATEGY FUND	74
NOTES TO FINANCIAL STATEMENTS	81
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	96
OTHER INFORMATION	97
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	98
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	101

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2015.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2016

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the funds are not actively “managed.” This means that based on market and economic conditions, the funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The funds are subject to active trading and tracking error risks, which may increase volatility, impact the funds’ ability to achieve its investment objective and may decrease the fund’s performance. ● These funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. ● Please read the prospectus for more detailed information regarding these and other risks.

Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the US dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective ● Please read the prospectus for more detailed information regarding these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2015

As of December 16, 2015, the meeting of the Federal Open Market Committee of the U.S. Federal Reserve (the “Fed”) resulted in the Fed raising its target Federal Funds Rate by 25 basis points, its first hike in seven years. This decision to tighten monetary policy was in recognition that growth in the U.S. economy is sufficient to meet expectations in the current recovery. Historically, the period when the Fed begins to tighten leads to an initial sell-off in the bond market, as investors brace themselves for the ill-effects of restrictive monetary policy on the economy. Then, as investors realize the Fed is raising rates because the economy is strong, the fear of defaults diminishes and credit spreads tighten again.

The good news is that, while the U.S. economy may not be fast moving, it certainly has a lot of torque. This is creating strong tailwinds as we move into 2016. MasterCard Advisors’ data on holiday spending indicates that sales were up nearly 8% year over year. All told, the risk to fourth-quarter gross domestic product (“GDP”) is probably to the upside, even as most tracking estimates have been trimmed to around 1%. In addition, the El Niño weather pattern is moving into its most impactful period. Our research indicates that a strong El Niño can add 1% or more to GDP in the first quarter of the year.

A factor after the end of the period was market volatility, spurred by concerns over the price of oil and increasing anxiety over global growth. It was marked by turmoil across asset classes, with heavy drawdowns in a variety of indexes and geographies in the first half of January. The sell-off was brutal and unexpected, but initially there was not a corresponding spike in the key measure of equity market volatility, the VIX. However, the sell-off occurred in what is historically a seasonally strong time for equities, and the VIX did start to rise in January.

In China, the likely catalyst for the volatile start to the equity market in 2016 was the pending expiration of an insider selling ban. The ban was extended in response to the sell-off, but as expiring restrictions enable market participants to finally escape unwanted positions, a sell-off is inevitable. China’s problems extend beyond political interference in the markets and, despite attempts by policy-makers to quiet the turmoil, we expect to see more volatility. Chinese policymakers have also been struggling to protect the renminbi. Allowing it to depreciate in the short run could be negative for markets—particularly Chinese risk assets, and by extension, U.S. risk assets, as well as falling dollar prices for commodities, given China is a main consumer of commodities. In the long run, a depreciation would be positive for the Chinese manufacturing sector and European producers, who have significant exports to China.

Meanwhile, the persistent weakness in oil continues to exert its negative influence on all markets, especially corporate credit. Oil prices likely have further to fall: not until it reaches approximately $25 per barrel will we begin to see oil production shuttered, which should then set the stage to stabilize the energy sector.

The next few months are likely to be extremely volatile as markets continue to digest the sell-off that began 2016. However, monetary conditions remain highly supportive for global economic growth, despite the Federal Reserve’s recent actions. The index of leading economic indicators, comprised of 10 components whose changes typically precede changes in the U.S. economy, remains in positive territory and shows no warning signs of recession.

Additionally, if market turmoil continues, and lower oil prices dampen headline inflation, the Fed may delay further rate increases. Given strong employment growth and continued wage growth, along with a stimulative fiscal policy now in place, the U.S. economy is likely to thrive in 2016.

For the year ended December 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.38%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.81%. The return of the MSCI Emerging Markets Index* was -14.92%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 0.55% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -4.47%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX® Europe 50 Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Nikkei 225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Some of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2015 and ending December 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.53%	(0.78%)	$ 1,000.00	$ 992.20	$ 7.68
S&P 500® Pure Value Fund	1.53%	(7.64%)	1,000.00	923.60	7.42
S&P MidCap 400® Pure Growth Fund	1.52%	(6.28%)	1,000.00	937.20	7.42
S&P MidCap 400® Pure Value Fund	1.53%	(12.31%)	1,000.00	876.90	7.24
S&P SmallCap 600® Pure Growth Fund	1.52%	(10.24%)	1,000.00	897.60	7.27
S&P SmallCap 600® Pure Value Fund	1.52%	(14.42%)	1,000.00	855.80	7.11
Europe 1.25x Strategy Fund	1.68%	(11.02%)	1,000.00	889.80	8.00
Japan 2x Strategy Fund	1.51%	(12.30%)	1,000.00	877.00	7.14
Strengthening Dollar 2x Strategy Fund	1.72%	4.55%	1,000.00	1,045.50	8.87
Weakening Dollar 2x Strategy Fund	1.72%	(7.09%)	1,000.00	929.10	8.36

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.53%	5.00%	$ 1,000.00	$ 1,017.49	$ 7.78
S&P 500® Pure Value Fund	1.53%	5.00%	1,000.00	1,017.49	7.78
S&P MidCap 400® Pure Growth Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
S&P MidCap 400® Pure Value Fund	1.53%	5.00%	1,000.00	1,017.49	7.78
S&P SmallCap 600® Pure Growth Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
S&P SmallCap 600® Pure Value Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
Europe 1.25x Strategy Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Japan 2x Strategy Fund	1.51%	5.00%	1,000.00	1,017.59	7.68
Strengthening Dollar 2x Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Weakening Dollar 2x Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2015 to December 31, 2015.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2015, S&P 500® Pure Growth Fund returned 1.08%, compared with a return of 2.73% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

Health Care was the sector contributing the most to the return of the underlying index, followed by Consumer Discretionary. Energy was the sector that detracted the most from performance, followed by Industrials.

Stocks contributing the most to return of the underlying index were VeriSign, Inc., Constellation Brands, Inc. — Class A, and Avago Technologies Ltd. Micron Technology, Seagate Technology PLC, and Range Resources Corp. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Facebook, Inc. — Class A	1.9%
Constellation Brands, Inc. — Class A	1.8%
Avago Technologies Ltd.	1.7%
Electronic Arts, Inc.	1.7%
Amazon.com, Inc.	1.7%
Expedia, Inc.	1.6%
Activision Blizzard, Inc.	1.6%
Salesforce.com, Inc.	1.6%
Regeneron Pharmaceuticals, Inc.	1.6%
VeriSign, Inc.	1.5%
Top Ten Total	16.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	1.08%	12.47%	8.23%
S&P 500 Pure Growth Index	2.73%	14.45%	10.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 25.2%
Constellation Brands, Inc. — Class A	9,740	$1,387,366
Regeneron Pharmaceuticals, Inc.*	2,251	1,222,000
Gilead Sciences, Inc.	9,760	987,614
Cigna Corp.	6,400	936,511
Mondelez International, Inc. — Class A	20,100	901,284
Total System Services, Inc.	17,900	891,420
Aetna, Inc.	8,200	886,584
AmerisourceBergen Corp. — Class A	8,420	873,238
McGraw Hill Financial, Inc.	8,200	808,356
Biogen, Inc.*	2,444	748,719
Equifax, Inc.	6,700	746,179
Celgene Corp.*	6,048	724,308
Monster Beverage Corp.*	4,742	706,368
Edwards Lifesciences Corp.*	8,500	671,330
Alexion Pharmaceuticals, Inc.*	3,510	669,533
Reynolds American, Inc.	14,100	650,715
Boston Scientific Corp.*	35,100	647,244
Illumina, Inc.*	3,300	633,419
Hormel Foods Corp.	7,400	585,192
Avery Dennison Corp.	9,100	570,206
Verisk Analytics, Inc. — Class A*	7,200	553,536
Laboratory Corporation of America Holdings*	4,200	519,288
Moody’s Corp.	4,547	456,246
Cintas Corp.	4,972	452,701
Allergan plc*	1,102	344,375
CR Bard, Inc.	1,800	340,992
Dr Pepper Snapple Group, Inc.	3,560	331,792
Becton Dickinson and Co.	2,100	323,589
Total Consumer, Non-cyclical		19,570,105

Technology - 19.2%
Avago Technologies Ltd.	9,250	1,342,637
Electronic Arts, Inc.*	19,462	1,337,429
Activision Blizzard, Inc.	31,990	1,238,333
Salesforce.com, Inc.*	15,780	1,237,152
Skyworks Solutions, Inc.	13,999	1,075,543
Red Hat, Inc.*	11,594	960,099
Cognizant Technology Solutions Corp. — Class A*	14,584	875,332
NVIDIA Corp.	25,200	830,592
Lam Research Corp.	9,894	785,781
Fiserv, Inc.*	7,870	719,790
Citrix Systems, Inc.*	8,210	621,087
Apple, Inc.	5,291	556,931
Qorvo, Inc.*	9,974	507,677
Microchip Technology, Inc.	10,619	494,208
Applied Materials, Inc.	24,701	461,168
Cerner Corp.*	7,229	434,969
Akamai Technologies, Inc.*	7,796	410,303
Microsoft Corp.	6,400	355,072
Accenture plc — Class A	3,100	323,950
Paychex, Inc.	6,000	317,340
Total Technology		14,885,393

Consumer, Cyclical - 17.9%
DR Horton, Inc.	34,950	1,119,449
O’Reilly Automotive, Inc.*	4,130	1,046,625
Under Armour, Inc. — Class A*	12,225	985,457
Starbucks Corp.	15,900	954,477
Lennar Corp. — Class A	17,920	876,467
Dollar Tree, Inc.*	11,345	876,061
AutoZone, Inc.*	1,140	845,777
Home Depot, Inc.	6,030	797,468
Signet Jewelers Ltd.	5,710	706,270
NIKE, Inc. — Class B	11,060	691,250
Advance Auto Parts, Inc.	4,300	647,193
Lowe’s Companies, Inc.	8,310	631,892
Mohawk Industries, Inc.*	2,900	549,231
Tractor Supply Co.	5,900	504,450
Southwest Airlines Co.	11,241	484,037
Chipotle Mexican Grill, Inc. — Class A*	980	470,253
Ross Stores, Inc.	8,520	458,461
Delphi Automotive plc	4,200	360,066
Hanesbrands, Inc.	10,750	316,373
TJX Companies, Inc.	4,400	312,004
Newell Rubbermaid, Inc.	6,800	299,744
Total Consumer, Cyclical		13,933,005

Communications - 15.2%
Facebook, Inc. — Class A*	14,011	1,466,391
Amazon.com, Inc.*	1,900	1,284,192
Expedia, Inc.	9,973	1,239,645
VeriSign, Inc.*	13,043	1,139,436
Netflix, Inc.*	9,650	1,103,767
TripAdvisor, Inc.*	11,400	971,850
Priceline Group, Inc.*	574	731,821
eBay, Inc.*	23,265	639,322
Alphabet, Inc. — Class A*	638	496,371
Walt Disney Co.	4,640	487,571
Alphabet, Inc. — Class C*	630	478,094
Cablevision Systems Corp. — Class A	14,800	472,120
Juniper Networks, Inc.	16,284	449,438
Time Warner Cable, Inc.	2,400	445,416
Discovery Communications, Inc. — Class C*	9,500	239,590
Discovery Communications, Inc. — Class A*	5,500	146,740
Total Communications		11,791,764

Financial - 12.5%
XL Group plc — Class A	28,600	1,120,548
Equity Residential	11,580	944,812
Visa, Inc. — Class A	9,556	741,068
CBRE Group, Inc. — Class A*	20,600	712,348
Intercontinental Exchange, Inc.	2,700	691,902
Prologis, Inc.	14,700	630,924
E*TRADE Financial Corp.*	21,223	629,049

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
S&P 500® PURE GROWTH FUND

	Shares	Value

Public Storage	2,300	$569,710
MasterCard, Inc. — Class A	5,710	555,926
Kimco Realty Corp.	20,990	555,395
Equinix, Inc.	1,750	529,200
AvalonBay Communities, Inc.	2,520	464,008
Charles Schwab Corp.	13,733	452,228
Crown Castle International Corp.	4,600	397,670
American Tower Corp. — Class A	4,030	390,709
Alliance Data Systems Corp.*	1,130	312,524
Total Financial		9,698,021

Industrial - 7.3%
PerkinElmer, Inc.	18,900	1,012,473
Vulcan Materials Co.	8,400	797,748
Masco Corp.	27,200	769,760
Martin Marietta Materials, Inc.	4,230	577,733
Northrop Grumman Corp.	3,000	566,430
Stanley Black & Decker, Inc.	4,100	437,593
Snap-on, Inc.	2,500	428,575
Roper Technologies, Inc.	2,000	379,580
Amphenol Corp. — Class A	6,950	362,999
Boeing Co.	2,200	318,098
Total Industrial		5,650,989

Energy - 1.7%
Cameron International Corp.*	12,812	809,718
Pioneer Natural Resources Co.	4,100	514,058
Total Energy		1,323,776

Basic Materials - 0.5%
Sherwin-Williams Co.	1,450	376,420

Total Common Stocks
(Cost $66,183,552)		77,229,473

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.5%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$423,053	423,053
Total Repurchase Agreement
(Cost $423,053)		423,053

Total Investments - 100.0%
(Cost $66,606,605)		$77,652,526
Other Assets & Liabilities, net - 0.0%		(8,757)
Total Net Assets - 100.0%		$77,643,769

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$77,229,473	$—	$—	$77,229,473
Repurchase Agreement	—	423,053	—	423,053
Total	$77,229,473	$423,053	$—	$77,652,526

For the year ended December 31, 2015, there were no transfers between levels.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $66,183,552)	$77,229,473
Repurchase agreements, at value (cost $423,053)	423,053
Total investments (cost $66,606,605)	77,652,526
Receivables:
Securities sold	5,070,061
Fund shares sold	123,642
Dividends	56,617
Interest	2
Total assets	82,902,848

Liabilities:
Payable for:
Fund shares redeemed	5,062,546
Management fees	51,621
Transfer agent and administrative fees	17,207
Investor service fees	17,207
Portfolio accounting fees	6,883
Miscellaneous	103,615
Total liabilities	5,259,079
Commitments and contingent liabilities (Note 13)	—
Net assets	$77,643,769

Net assets consist of:
Paid in capital	$65,604,726
Undistributed net investment income	—
Accumulated net realized gain on investments	993,122
Net unrealized appreciation on investments	11,045,921
Net assets	$77,643,769
Capital shares outstanding	1,775,805
Net asset value per share	$43.72

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends	$677,358
Interest	165
Total investment income	677,523

Expenses:
Management fees	525,092
Transfer agent and administrative fees	175,031
Investor service fees	175,031
Portfolio accounting fees	70,011
Professional fees	56,881
Custodian fees	8,061
Trustees’ fees*	4,383
Line of credit fees	68
Miscellaneous	41,721
Total expenses	1,056,279
Net investment loss	(378,756)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,410,571
Net realized gain	2,410,571
Net change in unrealized appreciation (depreciation) on:
Investments	(1,380,559)
Net change in unrealized appreciation (depreciation)	(1,380,559)
Net realized and unrealized gain	1,030,012
Net increase in net assets resulting from operations	$651,256

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(378,756)	$(489,511)
Net realized gain on investments	2,410,571	5,657,640
Net change in unrealized appreciation (depreciation) on investments	(1,380,559)	770,158
Net increase in net assets resulting from operations	651,256	5,938,287

Distributions to shareholders from:
Net realized gains	(5,415,046)	(8,768,715)
Total distributions to shareholders	(5,415,046)	(8,768,715)

Capital share transactions:
Proceeds from sale of shares	120,560,711	206,172,787
Distributions reinvested	5,415,046	8,768,715
Cost of shares redeemed	(131,510,197)	(186,056,159)
Net increase (decrease) from capital share transactions	(5,534,440)	28,885,343
Net increase (decrease) in net assets	(10,298,230)	26,054,915

Net assets:
Beginning of year	87,941,999	61,887,084
End of year	$77,643,769	$87,941,999
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,632,584	4,132,998
Shares issued from reinvestment of distributions	119,775	184,367
Shares redeemed	(2,827,616)	(3,766,267)
Net increase (decrease) in shares	(75,257)	551,098

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$47.51	$47.61	$33.69	$29.99	$30.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.33)	(.18)	(.15)	(.25)
Net gain (loss) on investments (realized and unrealized)	.91	6.19	14.10	4.13	(.09)
Total from investment operations	.66	5.86	13.92	3.98	(.34)
Less distributions from:
Net realized gains	(4.45)	(5.96)	—	(.28)	—
Total distributions	(4.45)	(5.96)	—	(.28)	—
Net asset value, end of period	$43.72	$47.51	$47.61	$33.69	$29.99

Total Return[b]	1.08%	12.42%	41.32%	13.31%	(1.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,644	$87,942	$61,887	$29,326	$38,066
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.67%)	(0.44%)	(0.46%)	(0.81%)
Total expenses	1.51%	1.57%	1.54%	1.58%	1.64%
Net expenses[c]	1.51%	1.57%	1.54%	1.58%	1.61%
Portfolio turnover rate	174%	251%	324%	391%	423%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended December 31, 2015, S&P 500® Pure Value Fund returned -9.38%, compared with a return of -8.14% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Health Care sector was the leading contributor to performance of the underlying index for the period, followed by the Information Technology sector. Energy was the sector that detracted the most from performance, followed by Consumer Discretionary.

The strongest contributors to performance of the underlying index for the year included Valero Energy Corp., Tesoro Corp., and Tyson Foods, Inc. — Class A. The stocks detracting most from performance of the underlying index were Chesapeake Energy Corp., Staples, Inc., and Genworth Financial, Inc. — Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
HP, Inc.	2.3%
NRG Energy, Inc.	2.3%
Archer-Daniels-Midland Co.	1.9%
Alcoa, Inc.	1.8%
Leucadia National Corp.	1.7%
Valero Energy Corp.	1.6%
Prudential Financial, Inc.	1.6%
MetLife, Inc.	1.5%
Anthem, Inc.	1.5%
National Oilwell Varco, Inc.	1.5%
Top Ten Total	17.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	-9.38%	11.57%	6.04%
S&P 500 Pure Value Index	-8.14%	13.81%	8.19%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2015
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Financial - 25.6%
Prudential Financial, Inc.	6,157	$501,241
MetLife, Inc.	10,228	493,091
Loews Corp.	11,092	425,933
Lincoln National Corp.	7,650	384,489
American International Group, Inc.	6,005	372,130
Bank of America Corp.	20,967	352,875
Citigroup, Inc.	6,730	348,278
Hartford Financial Services Group, Inc.	7,872	342,117
Allstate Corp.	5,490	340,874
Regions Financial Corp.	35,300	338,880
Unum Group	9,706	323,113
Capital One Financial Corp.	4,367	315,210
SunTrust Banks, Inc.	6,232	266,979
KeyCorp	19,270	254,171
Navient Corp.	21,420	245,259
Zions Bancorporation	8,870	242,151
Legg Mason, Inc.	6,114	239,852
Goldman Sachs Group, Inc.	1,288	232,136
JPMorgan Chase & Co.	3,410	225,162
Fifth Third Bancorp	10,876	218,608
Comerica, Inc.	5,017	209,861
Travelers Companies, Inc.	1,830	206,534
PNC Financial Services Group, Inc.	2,076	197,864
ACE Ltd.	1,668	194,906
Berkshire Hathaway, Inc. — Class B*	1,451	191,590
People’s United Financial, Inc.	11,450	184,918
Principal Financial Group, Inc.	4,054	182,349
BB&T Corp.	4,643	175,552
Aflac, Inc.	2,847	170,535
Bank of New York Mellon Corp.	2,860	117,889
Total Financial		8,294,547

Consumer, Cyclical - 17.2%
General Motors Co.	13,671	464,952
Staples, Inc.	46,927	444,399
Best Buy Company, Inc.	14,320	436,044
Ford Motor Co.	30,915	435,592
Wal-Mart Stores, Inc.	6,778	415,492
Kohl’s Corp.	8,380	399,139
GameStop Corp. — Class A	13,358	374,558
AutoNation, Inc.*	6,020	359,153
Fossil Group, Inc.*	7,590	277,490
United Continental Holdings, Inc.*	4,701	269,367
Macy’s, Inc.	7,460	260,951
Whirlpool Corp.	1,381	202,827
PulteGroup, Inc.	10,950	195,129
PVH Corp.	2,610	192,226
Urban Outfitters, Inc.*	7,830	178,133
Target Corp.	2,340	169,907
PACCAR, Inc.	2,920	138,408
The Gap, Inc.	5,300	130,910
Bed Bath & Beyond, Inc.*	2,440	117,730
Johnson Controls, Inc.	2,720	107,413
Total Consumer, Cyclical		5,569,820

Utilities - 13.5%
NRG Energy, Inc.	62,718	738,191
Exelon Corp.	16,155	448,623
AES Corp.	42,788	409,481
FirstEnergy Corp.	10,069	319,489
NiSource, Inc.	11,340	221,243
Duke Energy Corp.	2,840	202,748
Consolidated Edison, Inc.	2,917	187,476
Entergy Corp.	2,544	173,908
Public Service Enterprise Group, Inc.	4,120	159,403
DTE Energy Co.	1,960	157,172
SCANA Corp.	2,580	156,064
American Electric Power Company, Inc.	2,630	153,250
Pepco Holdings, Inc.	5,669	147,451
Edison International	2,380	140,920
Ameren Corp.	3,130	135,310
CenterPoint Energy, Inc.	7,130	130,907
Pinnacle West Capital Corp.	1,970	127,026
PG&E Corp.	2,277	121,114
Eversource Energy	2,260	115,418
Xcel Energy, Inc.	3,111	111,716
Total Utilities		4,356,910

Energy - 11.8%
Valero Energy Corp.	7,157	506,071
National Oilwell Varco, Inc.	14,350	480,582
Diamond Offshore Drilling, Inc.	17,620	371,782
Marathon Petroleum Corp.	6,493	336,597
First Solar, Inc.*	4,947	326,453
Phillips 66	3,758	307,404
Transocean Ltd.	24,589	304,412
CONSOL Energy, Inc.	37,970	299,963
Chevron Corp.	3,038	273,298
Helmerich & Payne, Inc.	3,580	191,709
Hess Corp.	3,666	177,728
Marathon Oil Corp.	10,196	128,368
Baker Hughes, Inc.	2,455	113,298
Total Energy		3,817,665

Consumer, Non-cyclical - 10.1%
Archer-Daniels-Midland Co.	16,945	621,543
Anthem, Inc.	3,460	482,462
Quanta Services, Inc.*	19,950	403,988
McKesson Corp.	1,670	329,374
Cardinal Health, Inc.	3,679	328,424
Tyson Foods, Inc. — Class A	5,995	319,713
Tenet Healthcare Corp.*	9,046	274,094
Whole Foods Market, Inc.	5,360	179,560
Sysco Corp.	3,970	162,770

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
S&P 500® PURE VALUE FUND

	Shares	Value

Express Scripts Holding Co.*	1,800	$157,338
Total Consumer, Non-cyclical		3,259,266

Industrial - 7.6%
Jacobs Engineering Group, Inc.*	10,825	454,108
Fluor Corp.	9,508	448,968
WestRock Co.	7,590	346,256
Ryder System, Inc.	5,724	325,295
Corning, Inc.	10,680	195,230
Cummins, Inc.	1,760	154,898
Eaton Corporation plc	2,954	153,726
Caterpillar, Inc.	1,980	134,561
Textron, Inc.	3,132	131,575
Owens-Illinois, Inc.*	6,390	111,314
Total Industrial		2,455,931

Basic Materials - 4.9%
Alcoa, Inc.	59,280	585,094
Newmont Mining Corp.	19,970	359,260
Mosaic Co.	9,190	253,552
Nucor Corp.	5,660	228,098
Freeport-McMoRan, Inc.	21,789	147,512
Total Basic Materials		1,573,516

Technology - 4.2%
HP, Inc.	62,454	739,455
Xerox Corp.	37,866	402,516
Western Digital Corp.	3,580	214,979
Total Technology		1,356,950

Communications - 2.9%
CenturyLink, Inc.	13,307	$334,804
News Corp. — Class A	20,270	270,807
Frontier Communications Corp.	53,369	249,233
News Corp. — Class B	5,730	79,991
Total Communications		934,835

Diversified - 1.7%
Leucadia National Corp.	30,940	538,047

Total Common Stocks
(Cost $28,348,504)		32,157,487

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.7%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$241,972	241,972
Total Repurchase Agreement
(Cost $241,972)		241,972

Total Investments - 100.2%
(Cost $28,590,476)		$32,399,459
Other Assets & Liabilities, net - (0.2)%		(73,369)
Total Net Assets - 100.0%		$32,326,090

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$32,157,487	$—	$—	$32,157,487
Repurchase Agreement	—	241,972	—	241,972
Total	$32,157,487	$241,972	$—	$32,399,459

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $28,348,504)	$32,157,487
Repurchase agreements, at value (cost $241,972)	241,972
Total investments (cost $28,590,476)	32,399,459
Cash	2,077
Receivables:
Securities sold	2,971,893
Dividends	39,024
Fund shares sold	2,973
Interest	1
Total assets	35,415,427

Liabilities:
Payable for:
Fund shares redeemed	2,979,296
Management fees	22,480
Transfer agent and administrative fees	7,494
Investor service fees	7,494
Portfolio accounting fees	2,997
Miscellaneous	69,576
Total liabilities	3,089,337
Commitments and contingent liabilities (Note 13)	—
Net assets	$32,326,090

Net assets consist of:
Paid in capital	$30,486,232
Undistributed net investment income	401,556
Accumulated net realized loss on investments	(2,370,681)
Net unrealized appreciation on investments	3,808,983
Net assets	$32,326,090
Capital shares outstanding	322,727
Net asset value per share	$100.17

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends	$945,737
Income from securities lending, net	47,507
Interest	83
Total investment income	993,327

Expenses:
Management fees	294,704
Transfer agent and administrative fees	98,234
Investor service fees	98,234
Portfolio accounting fees	39,293
Professional fees	30,706
Custodian fees	4,517
Trustees’ fees*	3,607
Line of credit fees	64
Miscellaneous	22,412
Total expenses	591,771
Net investment income	401,556

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,524,462
Securities sold short	(1,309)
Net realized gain	1,523,153
Net change in unrealized appreciation (depreciation) on:
Investments	(6,595,973)
Net change in unrealized appreciation (depreciation)	(6,595,973)
Net realized and unrealized loss	(5,072,820)
Net decrease in net assets resulting from operations	$(4,671,264)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$401,556	$409,940
Net realized gain on investments	1,523,153	7,003,803
Net change in unrealized appreciation (depreciation) on investments	(6,595,973)	(2,168,927)
Net increase (decrease) in net assets resulting from operations	(4,671,264)	5,244,816

Distributions to shareholders from:
Net investment income	(412,043)	(267,364)
Net realized gains	(7,574,286)	(4,344,538)
Total distributions to shareholders	(7,986,329)	(4,611,902)

Capital share transactions:
Proceeds from sale of shares	61,614,568	162,025,807
Distributions reinvested	7,986,329	4,611,902
Cost of shares redeemed	(87,781,822)	(178,107,050)
Net decrease from capital share transactions	(18,180,925)	(11,469,341)
Net decrease in net assets	(30,838,518)	(10,836,427)

Net assets:
Beginning of year	63,164,608	74,001,035
End of year	$32,326,090	$63,164,608
Undistributed net investment income at end of year	$401,556	$412,044

Capital share activity:
Shares sold	518,947	1,119,849
Shares issued from reinvestment of distributions	72,544	32,868
Shares redeemed	(712,208)	(1,240,891)
Net decrease in shares	(120,717)	(88,174)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$142.44	$139.20	$95.82	$78.78	$81.39
Income (loss) from investment operations:
Net investment income (loss)[a]	1.26	.84	.41	.35	.29
Net gain (loss) on investments (realized and unrealized)	(11.74)	14.19	42.97	17.13	(2.88)
Total from investment operations	(10.48)	15.03	43.38	17.48	(2.59)
Less distributions from:
Net investment income	(1.64)	(.67)	—	(.44)	(.02)
Net realized gains	(30.15)	(11.12)	—	—	—
Total distributions	(31.79)	(11.79)	—	(.44)	(.02)
Net asset value, end of period	$100.17	$142.44	$139.20	$95.82	$78.78

Total Return[b]	(9.38%)	10.94%	45.26%	22.23%	(3.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,326	$63,165	$74,001	$28,877	$31,547
Ratios to average net assets:
Net investment income (loss)	1.02%	0.58%	0.35%	0.40%	0.35%
Total expenses	1.51%	1.57%	1.54%	1.58%	1.61%
Portfolio turnover rate	162%	209%	371%	523%	724%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2015, S&P MidCap 400® Pure Growth Fund returned 1.32%, compared with a return of 2.91% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Information Technology sector contributed the most to the return of the underlying index for the period, followed by the Health Care sector. The leading detractors were the Consumer Discretionary sector and the Consumer Staples sector.

JetBlue Airways Corp., Extra Space Storage, Inc., and Salix Pharmaceuticals Ltd. added the most to return of the underlying index for the year. WisdomTree Investments, Inc., LaSalle Hotel Properties, and Polaris Industries, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Centene Corp.	2.6%
WisdomTree Investments, Inc.	2.6%
Skechers U.S.A., Inc. — Class A	2.6%
ARRIS Group, Inc.	2.2%
Convergys Corp.	2.1%
Alexander & Baldwin, Inc.	2.0%
Synaptics, Inc.	2.0%
j2 Global, Inc.	2.0%
NVR, Inc.	1.8%
Tempur Sealy International, Inc.	1.7%
Top Ten Total	21.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	1.32%	9.04%	8.63%
S&P MidCap 400 Pure Growth Index	2.91%	10.53%	10.38%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

24 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.2%

Consumer, Non-cyclical - 22.6%
Centene Corp.*	13,544	$891,330
Amsurg Corp. — Class A*	7,420	563,920
Post Holdings, Inc.*	9,040	557,768
United Therapeutics Corp.*	3,171	496,610
Hologic, Inc.*	11,530	446,096
SEI Investments Co.	8,455	443,042
Global Payments, Inc.	6,572	423,960
WhiteWave Foods Co. — Class A*	8,980	349,412
PAREXEL International Corp.*	4,870	331,744
Align Technology, Inc.*	4,847	319,175
MEDNAX, Inc.*	4,166	298,536
Service Corporation International	11,307	294,208
CEB, Inc.	4,775	293,137
Akorn, Inc.*	6,951	259,342
Gartner, Inc.*	2,637	239,176
VCA, Inc.*	4,185	230,175
Flowers Foods, Inc.	10,080	216,619
STERIS plc	2,710	204,171
Sirona Dental Systems, Inc.*	1,780	195,035
Rollins, Inc.	7,490	193,991
Charles River Laboratories International, Inc.*	2,173	174,687
LivaNova plc*	2,810	166,830
Bio-Techne Corp.	1,670	150,300
Total Consumer, Non-cyclical		7,739,264

Technology - 22.5%
Convergys Corp.	29,020	722,307
Synaptics, Inc.*	8,624	692,852
Ultimate Software Group, Inc.*	2,925	571,867
ACI Worldwide, Inc.*	26,680	570,952
Integrated Device Technology, Inc.*	20,469	539,358
Manhattan Associates, Inc.*	7,415	490,651
Fortinet, Inc.*	14,991	467,269
SolarWinds, Inc.*	7,835	461,482
Tyler Technologies, Inc.*	2,600	453,232
MAXIMUS, Inc.	7,990	449,438
IPG Photonics Corp.*	4,450	396,762
Fair Isaac Corp.	3,869	364,382
MSCI, Inc. — Class A	4,810	346,945
Jack Henry & Associates, Inc.	3,660	285,700
DST Systems, Inc.	2,330	265,760
Broadridge Financial Solutions, Inc.	4,100	220,293
CDK Global, Inc.	4,500	213,615
Cadence Design Systems, Inc.*	9,681	201,462
Total Technology		7,714,327

Financial - 22.0%
WisdomTree Investments, Inc.	56,628	887,926
Alexander & Baldwin, Inc.	19,692	695,325
MarketAxess Holdings, Inc.	4,810	536,748
Old Republic International Corp.	28,550	531,887
Bank of the Ozarks, Inc.	10,681	528,282
Extra Space Storage, Inc.	5,959	525,643
Signature Bank*	3,093	474,373
Lamar Advertising Co. — Class A	7,114	426,698
Equity One, Inc.	15,130	410,779
BioMed Realty Trust, Inc.	15,210	360,325
Weingarten Realty Investors	9,182	317,514
First Horizon National Corp.	21,860	317,407
SVB Financial Group*	2,660	316,274
Jones Lang LaSalle, Inc.	1,741	278,316
UDR, Inc.	6,987	262,502
CBOE Holdings, Inc.	3,950	256,355
Sovran Self Storage, Inc.	2,080	223,205
Communications Sales & Leasing, Inc.	9,720	181,667
Total Financial		7,531,226

Consumer, Cyclical - 16.8%
Skechers U.S.A., Inc. — Class A*	29,384	887,691
NVR, Inc.*	368	604,624
Tempur Sealy International, Inc.*	8,437	594,471
Vista Outdoor, Inc.*	11,890	529,224
Toll Brothers, Inc.*	11,745	391,109
JetBlue Airways Corp.*	16,660	377,349
Wendy’s Co.	34,780	374,580
LKQ Corp.*	11,981	354,997
Alaska Air Group, Inc.	4,274	344,100
Buffalo Wild Wings, Inc.*	1,791	285,932
Panera Bread Co. — Class A*	1,120	218,154
Domino’s Pizza, Inc.	1,857	206,591
Carter’s, Inc.	2,268	201,920
Toro Co.	2,750	200,943
Dunkin’ Brands Group, Inc.	3,630	154,602
Total Consumer, Cyclical		5,726,287

Industrial - 8.0%
Fortune Brands Home & Security, Inc.	7,620	422,909
AO Smith Corp.	5,410	414,460
Acuity Brands, Inc.	1,700	397,460
Lennox International, Inc.	2,900	362,210
Zebra Technologies Corp. — Class A*	5,191	361,553
Packaging Corporation of America	5,270	332,274
Eagle Materials, Inc.	4,535	274,050
Cognex Corp.	4,645	156,862
Total Industrial		2,721,778

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

Communications - 7.2%
ARRIS Group, Inc.*	24,194	$739,610
j2 Global, Inc.	8,280	681,610
AMC Networks, Inc. — Class A*	6,910	516,039
Ciena Corp.*	13,568	280,722
FactSet Research Systems, Inc.	1,480	240,604
Total Communications		2,458,585

Total Common Stocks
(Cost $30,290,667)		33,891,467

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.7%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$232,638	232,638
Total Repurchase Agreement
(Cost $232,638)		232,638

Total Investments - 99.9%
(Cost $30,523,305)		$34,124,105
Other Assets & Liabilities, net - 0.1%		19,618
Total Net Assets - 100.0%		$34,143,723

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$33,891,467	$—	$—	$33,891,467
Repurchase Agreement	—	232,638	—	232,638
Total	$33,891,467	$232,638	$—	$34,124,105

For the year ended December 31, 2015, there were no transfers between levels.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $30,290,667)	$33,891,467
Repurchase agreements, at value (cost $232,638)	232,638
Total investments (cost $30,523,305)	34,124,105
Receivables:
Securities sold	759,292
Dividends	21,126
Fund shares sold	14,886
Interest	1
Total assets	34,919,410

Liabilities:
Payable for:
Fund shares redeemed	676,661
Management fees	23,446
Transfer agent and administrative fees	7,816
Investor service fees	7,816
Portfolio accounting fees	3,126
Miscellaneous	56,822
Total liabilities	775,687
Commitments and contingent liabilities (Note 13)	—
Net assets	$34,143,723

Net assets consist of:
Paid in capital	$32,862,376
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,319,453)
Net unrealized appreciation on investments	3,600,800
Net assets	$34,143,723
Capital shares outstanding	1,059,271
Net asset value per share	$32.23

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends	$370,397
Interest	103
Total investment income	370,500

Expenses:
Management fees	321,627
Transfer agent and administrative fees	107,209
Investor service fees	107,209
Portfolio accounting fees	42,883
Professional fees	34,118
Custodian fees	4,948
Trustees’ fees*	2,226
Line of credit fees	109
Miscellaneous	23,262
Total expenses	643,591
Net investment loss	(273,091)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,860,388)
Net realized loss	(1,860,388)
Net change in unrealized appreciation (depreciation) on:
Investments	664,684
Net change in unrealized appreciation (depreciation)	664,684
Net realized and unrealized loss	(1,195,704)
Net decrease in net assets resulting from operations	$(1,468,795)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(273,091)	$(224,905)
Net realized gain (loss) on investments	(1,860,388)	3,244,377
Net change in unrealized appreciation (depreciation) on investments	664,684	(5,223,408)
Net decrease in net assets resulting from operations	(1,468,795)	(2,203,936)

Distributions to shareholders from:
Net realized gains	(3,076,475)	(5,584,676)
Total distributions to shareholders	(3,076,475)	(5,584,676)

Capital share transactions:
Proceeds from sale of shares	105,502,833	117,743,165
Distributions reinvested	3,076,475	5,584,676
Cost of shares redeemed	(99,817,148)	(135,312,980)
Net increase (decrease) from capital share transactions	8,762,160	(11,985,139)
Net increase (decrease) in net assets	4,216,890	(19,773,751)

Net assets:
Beginning of year	29,926,833	49,700,584
End of year	$34,143,723	$29,926,833
Undistributed net investment income at end of year	$—	$1,170

Capital share activity:
Shares sold	2,978,072	2,806,506
Shares issued from reinvestment of distributions	87,251	162,582
Shares redeemed	(2,884,902)	(3,245,414)
Net increase (decrease) in shares	180,421	(276,326)

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$34.05	$43.02	$34.66	$36.51	$39.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.28)	(.17)	(.23)	(.52)
Net gain (loss) on investments (realized and unrealized)	.88	(.31)	11.79	5.80	.34
Total from investment operations	.66	(.59)	11.62	5.57	(.18)
Less distributions from:
Net realized gains	(2.48)	(8.38)	(3.26)	(7.42)	(2.50)
Total distributions	(2.48)	(8.38)	(3.26)	(7.42)	(2.50)
Net asset value, end of period	$32.23	$34.05	$43.02	$34.66	$36.51

Total Return[b]	1.32%	(1.55%)	34.05%	16.05%	(0.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,144	$29,927	$49,701	$32,343	$27,379
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.67%)	(0.43%)	(0.58%)	(1.26%)
Total expenses	1.50%	1.57%	1.54%	1.58%	1.61%
Portfolio turnover rate	269%	380%	335%	234%	202%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended December 31, 2015, S&P MidCap 400® Pure Value Fund returned -11.86%, compared with a return of -10.51% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Financials and Utilities sectors contributed the most to the return of the underlying index for the period. The Energy sector detracted the most from return, followed by the Materials sector.

StanCorp Financial Group, Inc., Orbital ATK, Inc., and Old Republic International Corp. added the most to return of the underlying index for the year. Peabody Energy Corp., Denbury Resources, Inc., and United States Steel Corp. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Community Health Systems, Inc.	2.4%
Rent-A-Center, Inc.	2.3%
Joy Global, Inc.	2.2%
Triumph Group, Inc.	2.0%
KB Home	2.0%
Tech Data Corp.	1.9%
Terex Corp.	1.9%
Arrow Electronics, Inc.	1.8%
Avnet, Inc.	1.8%
Commercial Metals Co.	1.8%
Top Ten Total	20.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

30 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	-11.86%	6.77%	4.98%
S&P MidCap 400 Pure Value Index	-10.51%	8.93%	7.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	December 31, 2015
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Industrial - 22.4%
Joy Global, Inc.	20,920	$263,801
Triumph Group, Inc.	6,150	244,462
Tech Data Corp.*	3,452	229,144
Terex Corp.	12,080	223,238
Arrow Electronics, Inc.*	4,010	217,261
Avnet, Inc.	5,003	214,328
AECOM*	5,206	156,336
Jabil Circuit, Inc.	6,567	152,945
KLX, Inc.*	4,940	152,103
Trinity Industries, Inc.	6,180	148,444
Vishay Intertechnology, Inc.	11,792	142,094
Greif, Inc. — Class A	4,313	132,884
AGCO Corp.	2,540	115,291
Oshkosh Corp.	2,740	106,970
Regal Beloit Corp.	1,122	65,659
Granite Construction, Inc.	1,470	63,078
GATX Corp.	1,300	55,315
Total Industrial		2,683,353

Financial - 16.4%
Reinsurance Group of America, Inc. — Class A	2,106	180,167
CNO Financial Group, Inc.	7,140	136,303
Aspen Insurance Holdings Ltd.	2,745	132,584
Endurance Specialty Holdings Ltd.	1,920	122,861
Hanover Insurance Group, Inc.	1,509	122,742
Kemper Corp.	3,085	114,916
Genworth Financial, Inc. — Class A*	29,840	111,303
Everest Re Group Ltd.	564	103,263
Hancock Holding Co.	3,850	96,904
Alleghany Corp.*	190	90,807
First Niagara Financial Group, Inc.	7,300	79,205
Senior Housing Properties Trust	5,250	77,910
WR Berkley Corp.	1,400	76,650
First American Financial Corp.	2,111	75,785
Stifel Financial Corp.*	1,560	66,082
Associated Banc-Corp.	3,419	64,107
Umpqua Holdings Corp.	4,021	63,934
Trustmark Corp.	2,489	57,347
Prosperity Bancshares, Inc.	1,097	52,502
FirstMerit Corp.	2,805	52,313
TCF Financial Corp.	3,275	46,243
International Bancshares Corp.	1,689	43,407
Total Financial		1,967,335

Consumer, Non-cyclical - 15.5%
Community Health Systems, Inc.*	10,692	283,658
Rent-A-Center, Inc.	18,421	275,762
United Natural Foods, Inc.*	4,886	192,313
DeVry Education Group, Inc.	6,560	166,034
ManpowerGroup, Inc.	1,741	146,749
Aaron’s, Inc.	6,524	146,072
Owens & Minor, Inc.	3,810	137,084
LifePoint Health, Inc.*	1,650	121,110
Graham Holdings Co. — Class B	230	111,543
Dean Foods Co.	5,813	99,693
RR Donnelley & Sons Co.	6,590	97,005
FTI Consulting, Inc.*	2,419	83,843
Total Consumer, Non-cyclical		1,860,866

Consumer, Cyclical - 13.8%
KB Home	19,460	239,941
Ingram Micro, Inc. — Class A	6,892	209,378
World Fuel Services Corp.	4,574	175,916
CST Brands, Inc.	3,775	147,754
Abercrombie & Fitch Co. — Class A	4,821	130,167
Office Depot, Inc.*	20,498	115,609
Dana Holding Corp.	8,342	115,120
Ascena Retail Group, Inc.*	11,677	115,018
Big Lots, Inc.	2,390	92,111
Guess?, Inc.	4,091	77,238
Dick’s Sporting Goods, Inc.	1,890	66,812
Deckers Outdoor Corp.*	1,300	61,360
Cabela’s, Inc.*	1,240	57,945
JC Penney Company, Inc.*	8,616	57,383
Total Consumer, Cyclical		1,661,752

Basic Materials - 11.5%
Commercial Metals Co.	15,448	211,482
Reliance Steel & Aluminum Co.	3,612	209,171
Allegheny Technologies, Inc.	17,543	197,359
Domtar Corp.	5,207	192,399
United States Steel Corp.	20,485	163,470
Steel Dynamics, Inc.	7,664	136,956
Chemours Co.	16,240	87,046
Carpenter Technology Corp.	2,210	66,897
Olin Corp.	3,375	58,253
Worthington Industries, Inc.	1,840	55,458
Total Basic Materials		1,378,491

Energy - 10.2%
Atwood Oceanics, Inc.	13,498	138,084
WPX Energy, Inc.*	23,700	136,038
Murphy USA, Inc.*	2,144	130,227
Noble Corporation plc	11,679	123,213
SM Energy Co.	6,183	121,558
SunEdison, Inc.*	23,590	120,073
Western Refining, Inc.	2,950	105,079
HollyFrontier Corp.	2,282	91,029
Patterson-UTI Energy, Inc.	5,758	86,831
Oil States International, Inc.*	2,528	68,888
NOW, Inc.*	3,770	59,641
Rowan Companies plc — Class A	2,965	50,257
Total Energy		1,230,918

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

Utilities - 4.5%
Talen Energy Corp.*	30,270	$188,582
MDU Resources Group, Inc.	6,522	119,482
Great Plains Energy, Inc.	2,728	74,502
PNM Resources, Inc.	1,950	59,612
Hawaiian Electric Industries, Inc.	1,803	52,197
ONE Gas, Inc.	935	46,909
Total Utilities		541,284

Technology - 3.6%
Computer Sciences Corp.	5,220	170,590
SYNNEX Corp.	1,480	133,096
3D Systems Corp.*	8,430	73,257
Lexmark International, Inc. — Class A	1,762	57,177
Total Technology		434,120

Communications - 1.7%
Telephone & Data Systems, Inc.	7,682	198,887

Total Common Stocks
(Cost $10,604,948)		11,957,006

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.7%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$78,804	78,804
Total Repurchase Agreement
(Cost $78,804)		78,804

Total Investments - 100.3%
(Cost $10,683,752)		$12,035,810
Other Assets & Liabilities, net - (0.3)%		(28,464)
Total Net Assets - 100.0%		$12,007,346

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$11,957,006	$—	$—	$11,957,006
Repurchase Agreement	—	78,804	—	78,804
Total	$11,957,006	$78,804	$—	$12,035,810

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $10,604,948)	$11,957,006
Repurchase agreements, at value (cost $78,804)	78,804
Total investments (cost $10,683,752)	12,035,810
Receivables:
Dividends	14,330
Total assets	12,050,140

Liabilities:
Payable for:
Management fees	8,197
Licensing fees	3,919
Transfer agent and administrative fees	2,732
Investor service fees	2,732
Fund shares redeemed	1,183
Portfolio accounting fees	1,093
Miscellaneous	22,938
Total liabilities	42,794
Commitments and contingent liabilities (Note 13)	—
Net assets	$12,007,346

Net assets consist of:
Paid in capital	$11,977,621
Undistributed net investment income	78,852
Accumulated net realized loss on investments	(1,401,185)
Net unrealized appreciation on investments	1,352,058
Net assets	$12,007,346
Capital shares outstanding	141,934
Net asset value per share	$84.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends	$300,497
Income from securities lending, net	6,994
Interest	38
Total investment income	307,529

Expenses:
Management fees	113,995
Transfer agent and administrative fees	37,999
Investor service fees	37,999
Portfolio accounting fees	15,199
Professional fees	12,508
Custodian fees	1,750
Trustees’ fees*	1,357
Line of credit fees	21
Miscellaneous	7,849
Total expenses	228,677
Net investment income	78,852

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(194,663)
Net realized loss	(194,663)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,676,331)
Net change in unrealized appreciation (depreciation)	(1,676,331)
Net realized and unrealized loss	(1,870,994)
Net decrease in net assets resulting from operations	$(1,792,142)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$78,852	$21,051
Net realized gain (loss) on investments	(194,663)	1,861,411
Net change in unrealized appreciation (depreciation) on investments	(1,676,331)	(1,877,961)
Net increase (decrease) in net assets resulting from operations	(1,792,142)	4,501

Distributions to shareholders from:
Net investment income	(21,051)	(11,771)
Net realized gains	(1,506,910)	(2,117,609)
Total distributions to shareholders	(1,527,961)	(2,129,380)

Capital share transactions:
Proceeds from sale of shares	42,860,097	91,748,943
Distributions reinvested	1,527,961	2,129,380
Cost of shares redeemed	(46,520,312)	(102,450,191)
Net decrease from capital share transactions	(2,132,254)	(8,571,868)
Net decrease in net assets	(5,452,357)	(10,696,747)

Net assets:
Beginning of year	17,459,703	28,156,450
End of year	$12,007,346	$17,459,703
Undistributed net investment income at end of year	$78,852	$21,051

Capital share activity:
Shares sold	416,129	779,290
Shares issued from reinvestment of distributions	15,880	20,286
Shares redeemed	(452,391)	(877,716)
Net decrease in shares	(20,382)	(78,140)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$107.57	$117.10	$86.29	$73.77	$79.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.10	.05	.11	(.01)
Net gain (loss) on investments (realized and unrealized)	(11.88)	7.35	30.85	12.41	(5.67)
Total from investment operations	(11.36)	7.45	30.90	12.52	(5.68)
Less distributions from:
Net investment income	(.16)	(.09)	(.09)	—	—
Net realized gains	(11.45)	(16.89)	—	—	—
Total distributions	(11.61)	(16.98)	(.09)	—	—
Net asset value, end of period	$84.60	$107.57	$117.10	$86.29	$73.77

Total Return[b]	(11.86%)	6.72%	35.80%	16.99%	(7.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,007	$17,460	$28,156	$14,172	$22,900
Ratios to average net assets:
Net investment income (loss)	0.52%	0.08%	0.04%	0.14%	(0.01%)
Total expenses	1.50%	1.57%	1.54%	1.58%	1.61%
Portfolio turnover rate	280%	353%	499%	290%	334%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2015, S&P SmallCap 600® Pure Growth Fund return was -0.37%, compared with a gain of 1.21% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Health Care sector and the Information Technology sector contributed the most to the return of the underlying index for the period. The Industrials sector detracted the most, followed by the Energy sector.

The best-performing stocks of the underlying index were Abiomed, Inc., Skechers USA, Inc. — Class A, and CoreSite Realty Corp. The weakest performers of the underlying index were ArcBest Corp., TASER International, Inc., and Century Aluminum Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Ligand Pharmaceuticals, Inc. — Class B	1.7%
PGT, Inc.	1.4%
ABIOMED, Inc.	1.4%
First Midwest Bancorp, Inc.	1.2%
Meritage Homes Corp.	1.2%
Supernus Pharmaceuticals, Inc.	1.2%
MiMedx Group, Inc.	1.1%
LogMeIn, Inc.	1.1%
LendingTree, Inc.	1.1%
Cross Country Healthcare, Inc.	1.1%
Top Ten Total	12.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	-0.37%	10.02%	6.71%
S&P SmallCap 600 Pure Growth Index	1.21%	11.98%	8.81%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

38 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.2%

Consumer, Non-cyclical - 35.9%
Ligand Pharmaceuticals, Inc. — Class B*	3,558	$385,759
ABIOMED, Inc.*	3,419	308,667
Supernus Pharmaceuticals, Inc.*	19,004	255,414
MiMedx Group, Inc.*	26,810	251,210
LendingTree, Inc.*	2,783	248,467
Cross Country Healthcare, Inc.*	15,090	247,324
Depomed, Inc.*	13,538	245,444
On Assignment, Inc.*	5,215	234,414
Lannett Company, Inc.*	5,602	224,752
Emergent BioSolutions, Inc.*	5,610	224,456
AMN Healthcare Services, Inc.*	6,942	215,549
NuVasive, Inc.*	3,860	208,864
TrueBlue, Inc.*	7,800	200,928
Heartland Payment Systems, Inc.	1,970	186,795
Albany Molecular Research, Inc.*	9,133	181,290
NutriSystem, Inc.	8,180	177,016
Masimo Corp.*	4,260	176,833
Heidrick & Struggles International, Inc.	6,350	172,847
Cal-Maine Foods, Inc.	3,710	171,922
Repligen Corp.*	6,004	169,853
Almost Family, Inc.*	4,420	168,977
Cynosure, Inc. — Class A*	3,735	166,842
Cambrex Corp.*	3,406	160,389
Prestige Brands Holdings, Inc.*	3,090	159,073
Natus Medical, Inc.*	3,234	155,393
Nektar Therapeutics*	9,025	152,071
Cantel Medical Corp.	2,403	149,322
Vascular Solutions, Inc.*	4,340	149,253
Neogen Corp.*	2,530	142,996
Helen of Troy Ltd.*	1,490	140,432
LHC Group, Inc.*	3,020	136,776
Korn/Ferry International	3,950	131,061
Affymetrix, Inc.*	12,333	124,440
US Physical Therapy, Inc.	2,260	121,317
Merit Medical Systems, Inc.*	6,380	118,604
Chemed Corp.	769	115,196
Monro Muffler Brake, Inc.	1,710	113,236
Calavo Growers, Inc.	2,237	109,613
Matthews International Corp. — Class A	2,030	108,504
Luminex Corp.*	4,840	103,528
SurModics, Inc.*	4,970	100,742
B&G Foods, Inc.	2,770	97,005
Impax Laboratories, Inc.*	2,002	85,606
Acorda Therapeutics, Inc.*	1,950	83,421
Healthcare Services Group, Inc.	2,390	83,339
CorVel Corp.*	1,890	83,009
WD-40 Co.	810	79,907
Integra LifeSciences Holdings Corp.*	1,170	79,303
Phibro Animal Health Corp. — Class A	1,770	53,330
Global Payments, Inc.	2	129
Total Consumer, Non-cyclical		7,960,618

Financial - 20.9%
First Midwest Bancorp, Inc.	14,808	272,911
Universal Insurance Holdings, Inc.	10,623	246,240
Walker & Dunlop, Inc.*	8,040	231,632
Ameris Bancorp	6,790	230,792
Home BancShares, Inc.	5,269	213,500
CoreSite Realty Corp.	3,532	200,335
BofI Holding, Inc.*	9,180	193,239
Four Corners Property Trust, Inc.*	7,380	178,301
Simmons First National Corp. — Class A	3,380	173,597
Talmer Bancorp, Inc. — Class A	9,520	172,407
Employers Holdings, Inc.	6,280	171,444
Pinnacle Financial Partners, Inc.	3,283	168,615
Hanmi Financial Corp.	7,020	166,514
Evercore Partners, Inc. — Class A	2,790	150,855
PrivateBancorp, Inc. — Class A	3,635	149,108
Acadia Realty Trust	4,490	148,843
Education Realty Trust, Inc.	3,879	146,937
Bank Mutual Corp.	18,240	142,272
Northfield Bancorp, Inc.	8,930	142,166
Inland Real Estate Corp.	11,789	125,199
HFF, Inc. — Class A	3,970	123,348
Financial Engines, Inc.	3,500	117,845
BBCN Bancorp, Inc.	6,690	115,202
AMERISAFE, Inc.	2,120	107,908
LegacyTexas Financial Group, Inc.	4,310	107,836
Banner Corp.	2,160	99,058
RLI Corp.	1,550	95,713
Healthcare Realty Trust, Inc.	2,877	81,477
First Financial Bankshares, Inc.	2,680	80,856
Retail Opportunity Investments Corp.	4,091	73,229
Total Financial		4,627,379

Industrial - 14.6%
PGT, Inc.*	27,530	313,566
Headwaters, Inc.*	13,437	226,682
Fabrinet*	8,970	213,666
Dycom Industries, Inc.*	2,960	207,082
TASER International, Inc.*	11,688	202,086
Griffon Corp.	10,590	188,501
II-VI, Inc.*	9,720	180,403
Lydall, Inc.*	4,698	166,685
Universal Forest Products, Inc.	2,360	161,353
AZZ, Inc.	2,844	158,041
Drew Industries, Inc.	2,420	147,354
Comfort Systems USA, Inc.	4,450	126,469
John Bean Technologies Corp.	2,470	123,080
US Ecology, Inc.	3,279	119,487
Methode Electronics, Inc.	3,626	115,415
Matson, Inc.	2,585	110,199
Sturm Ruger & Company, Inc.	1,740	103,721

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Apogee Enterprises, Inc.	2,203	$95,853
Exponent, Inc.	1,880	93,906
AAON, Inc.	3,750	87,075
OSI Systems, Inc.*	980	86,887
Total Industrial		3,227,511

Consumer, Cyclical - 11.1%
Meritage Homes Corp.*	7,740	263,082
Pinnacle Entertainment, Inc.*	7,168	223,068
Lithia Motors, Inc. — Class A	2,040	217,607
Installed Building Products, Inc.*	8,110	201,371
American Woodmark Corp.*	2,160	172,757
Allegiant Travel Co. — Class A	874	146,684
Pool Corp.	1,700	137,326
Monarch Casino & Resort, Inc.*	6,000	136,320
Gentherm, Inc.*	2,791	132,293
Interface, Inc. — Class A	6,540	125,176
Francesca’s Holdings Corp.*	6,643	115,655
Hawaiian Holdings, Inc.*	3,140	110,936
Popeyes Louisiana Kitchen, Inc.*	1,862	108,927
Boyd Gaming Corp.*	5,460	108,490
Ruth’s Hospitality Group, Inc.	6,780	107,938
Papa John’s International, Inc.	1,806	100,901
Sonic Corp.	1,855	59,935
Total Consumer, Cyclical		2,468,466

Technology - 9.3%
Cirrus Logic, Inc.*	7,023	207,389
Kopin Corp.*	66,760	181,588
Blackbaud, Inc.	2,688	177,032
Take-Two Interactive Software, Inc.*	4,943	172,214
Ebix, Inc.	4,700	154,113
Monolithic Power Systems, Inc.	2,260	143,985
ExlService Holdings, Inc.*	3,190	143,326
Medidata Solutions, Inc.*	2,730	134,562
Tessera Technologies, Inc.	4,240	127,242
Microsemi Corp.*	3,690	120,257
Virtusa Corp.*	2,878	118,977
Synchronoss Technologies, Inc.*	3,190	112,384
Rambus, Inc.*	7,670	88,895
CEVA, Inc.*	3,670	85,731
Omnicell, Inc.*	2,654	82,486
Total Technology		2,050,181

Communications - 4.3%
LogMeIn, Inc.*	3,739	250,886
Stamps.com, Inc.*	1,970	215,931
8x8, Inc.*	11,850	135,683
NIC, Inc.	5,370	105,682
Blue Nile, Inc.*	2,460	91,340
HealthStream, Inc.*	3,860	84,920
General Communication, Inc. — Class A*	2,846	56,294
Total Communications		940,736

Basic Materials - 2.0%
Balchem Corp.	2,324	141,299
Innospec, Inc.	2,400	130,343
Aceto Corp.	3,670	99,017
Deltic Timber Corp.	1,396	82,183
Total Basic Materials		452,842

Energy - 0.6%
Synergy Resources Corp.*	15,984	136,184

Utilities - 0.5%
Piedmont Natural Gas Company, Inc.	1,760	100,355

Total Common Stocks
(Cost $19,115,866)		21,964,272

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.9%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$208,391	208,391
Total Repurchase Agreement
(Cost $208,391)		208,391

Total Investments - 100.1%
(Cost $19,324,257)		$22,172,663
Other Assets & Liabilities, net - (0.1)%		(16,789)
Total Net Assets - 100.0%		$22,155,874

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$21,964,272	$—	$—	$21,964,272
Repurchase Agreement	—	208,391	—	208,391
Total	$21,964,272	$208,391	$—	$22,172,663

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $19,115,866)	$21,964,272
Repurchase agreements, at value (cost $208,391)	208,391
Total investments (cost $19,324,257)	22,172,663
Receivables:
Fund shares sold	580,876
Securities sold	186,636
Dividends	16,008
Interest	1
Total assets	22,956,184

Liabilities:
Payable for:
Fund shares redeemed	730,478
Management fees	14,902
Transfer agent and administrative fees	4,967
Investor service fees	4,967
Portfolio accounting fees	1,987
Miscellaneous	43,009
Total liabilities	800,310
Commitments and contingent liabilities (Note 13)	—
Net assets	$22,155,874

Net assets consist of:
Paid in capital	$20,527,196
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,219,728)
Net unrealized appreciation on investments	2,848,406
Net assets	$22,155,874
Capital shares outstanding	527,446
Net asset value per share	$42.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends	$285,907
Income from securities lending, net	8,859
Interest	85
Total investment income	294,851

Expenses:
Management fees	258,360
Transfer agent and administrative fees	86,120
Investor service fees	86,120
Portfolio accounting fees	34,448
Professional fees	28,081
Custodian fees	3,973
Trustees’ fees*	1,785
Line of credit fees	40
Miscellaneous	17,155
Total expenses	516,082
Net investment loss	(221,231)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(291,532)
Net realized loss	(291,532)
Net change in unrealized appreciation (depreciation) on:
Investments	107
Net change in unrealized appreciation (depreciation)	107
Net realized and unrealized loss	(291,425)
Net decrease in net assets resulting from operations	$(512,656)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(221,231)	$(214,601)
Net realized gain (loss) on investments	(291,532)	3,388,248
Net change in unrealized appreciation (depreciation) on investments	107	(5,033,081)
Net decrease in net assets resulting from operations	(512,656)	(1,859,434)

Distributions to shareholders from:
Net realized gains	(3,431,714)	—
Total distributions to shareholders	(3,431,714)	—

Capital share transactions:
Proceeds from sale of shares	102,867,930	66,656,683
Distributions reinvested	3,431,714	—
Cost of shares redeemed	(105,578,585)	(87,910,215)
Net increase (decrease) from capital share transactions	721,059	(21,253,532)
Net decrease in net assets	(3,223,311)	(23,112,966)

Net assets:
Beginning of year	25,379,185	48,492,151
End of year	$22,155,874	$25,379,185
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,163,122	1,493,740
Shares issued from reinvestment of distributions	71,598	—
Shares redeemed	(2,263,034)	(1,999,885)
Net decrease in shares	(28,314)	(506,145)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$45.67	$45.67	$34.20	$30.92	$29.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.38)	(.32)	(.04)	(.40)
Net gain (loss) on investments (realized and unrealized)	.62	.38	14.34	3.32	1.45
Total from investment operations	.32	—	14.02	3.28	1.05
Less distributions from:
Net realized gains	(3.98)	—	(2.55)	—	—
Total distributions	(3.98)	—	(2.55)	—	—
Net asset value, end of period	$42.01	$45.67	$45.67	$34.20	$30.92

Total Return[b]	(0.37%)	0.00%	41.30%	10.61%	3.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,156	$25,379	$48,492	$17,808	$23,086
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.85%)	(0.78%)	(0.13%)	(1.28%)
Total expenses	1.50%	1.57%	1.54%	1.58%	1.61%
Portfolio turnover rate	282%	268%	350%	291%	358%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended December 31, 2015, S&P SmallCap 600® Pure Value Fund returned -13.54%, compared with a return of -12.25% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the year were the Health Care sector and the Financials sector. The Energy sector and Consumer Discretionary sector detracted the most from return.

The stocks contributing the most to return of the underlying index were Pep Boys, Central Garden & Pet Co. — Class A, and SkyWest, Inc. Those detracting the most from return of the underlying index were Arch Coal, Inc., Alliance One International, Inc., and Basic Energy Services, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Century Aluminum Co.	1.8%
Stage Stores, Inc.	1.5%
Exterran Corp.	1.4%
Seneca Foods Corp. — Class A	1.4%
Kelly Services, Inc. — Class A	1.3%
Republic Airways Holdings, Inc.	1.3%
Roadrunner Transportation Systems, Inc.	1.2%
Big 5 Sporting Goods Corp.	1.2%
Ciber, Inc.	1.2%
SkyWest, Inc.	1.2%
Top Ten Total	13.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	-13.54%	6.40%	4.03%
S&P SmallCap 600 Pure Value Index	-12.25%	8.18%	6.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

46 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Cyclical - 28.1%
Stage Stores, Inc.	18,738	$170,703
Republic Airways Holdings, Inc.*	37,920	149,026
Big 5 Sporting Goods Corp.	13,941	139,272
SkyWest, Inc.	7,277	138,409
Barnes & Noble Education, Inc.*	13,890	138,205
Ruby Tuesday, Inc.*	23,904	131,711
EZCORP, Inc. — Class A*	25,919	129,335
VOXX International Corp. — Class A*	23,086	121,432
Finish Line, Inc. — Class A	6,440	116,435
Tuesday Morning Corp.*	16,050	104,325
Men’s Wearhouse, Inc.	6,970	102,320
Iconix Brand Group, Inc.*	14,800	101,084
Genesco, Inc.*	1,741	98,941
Veritiv Corp.*	2,668	96,636
ScanSource, Inc.*	2,919	94,050
Essendant, Inc.	2,830	92,003
Sonic Automotive, Inc. — Class A	3,929	89,424
Group 1 Automotive, Inc.	1,120	84,784
Fred’s, Inc. — Class A	5,139	84,125
Perry Ellis International, Inc.*	4,566	84,106
Zumiez, Inc.*	5,320	80,438
Pep Boys-Manny Moe & Jack*	4,146	76,328
Lumber Liquidators Holdings, Inc.*	4,320	74,995
Cash America International, Inc.	2,290	68,586
Barnes & Noble, Inc.	7,769	67,668
Kirkland’s, Inc.	4,150	60,175
Caleres, Inc.	2,180	58,468
Stein Mart, Inc.	8,401	56,539
Superior Industries International, Inc.	2,747	50,599
Arctic Cat, Inc.	2,935	48,075
Children’s Place, Inc.	829	45,761
Titan International, Inc.	11,539	45,464
Vitamin Shoppe, Inc.*	1,360	44,472
Biglari Holdings, Inc.*	135	43,986
Regis Corp.*	3,000	42,450
Wolverine World Wide, Inc.	2,250	37,598
Express, Inc.*	2,030	35,078
Movado Group, Inc.	1,364	35,068
Unifi, Inc.*	1,094	30,796
Daktronics, Inc.	3,490	30,433
Total Consumer, Cyclical		3,299,303

Industrial - 25.6%
Roadrunner Transportation Systems, Inc.*	15,530	146,447
Benchmark Electronics, Inc.*	6,515	134,664
Orion Marine Group, Inc.*	31,770	132,481
ArcBest Corp.	6,090	130,265
Sanmina Corp.*	5,975	122,966
Atlas Air Worldwide Holdings, Inc.*	2,970	122,780
Celadon Group, Inc.	12,335	121,993
Greenbrier Companies, Inc.	3,730	121,673
SPX Corp.	12,828	119,684
TimkenSteel Corp.	13,685	114,680
MYR Group, Inc.*	5,480	112,943
Bel Fuse, Inc. — Class B	6,480	112,039
Chart Industries, Inc.*	6,150	110,454
TTM Technologies, Inc.*	15,558	101,283
LSB Industries, Inc.*	13,910	100,848
Hornbeck Offshore Services, Inc.*	9,822	97,630
Checkpoint Systems, Inc.	14,320	89,786
Saia, Inc.*	3,630	80,768
SPX FLOW, Inc.*	2,880	80,381
Plexus Corp.*	2,215	77,348
Briggs & Stratton Corp.	4,184	72,383
Boise Cascade Co.*	2,800	71,484
AAR Corp.	2,459	64,647
Hub Group, Inc. — Class A*	1,914	63,067
Echo Global Logistics, Inc.*	2,860	58,315
Powell Industries, Inc.	2,196	57,162
Olympic Steel, Inc.	4,470	51,763
EMCOR Group, Inc.	1,056	50,730
Aegion Corp. — Class A*	2,447	47,252
Kaman Corp.	1,069	43,626
Tidewater, Inc.	6,207	43,201
Marten Transport Ltd.	2,080	36,816
Haynes International, Inc.	940	34,489
Applied Industrial Technologies, Inc.	720	29,153
Astec Industries, Inc.	662	26,943
Tredegar Corp.	1,806	24,598
Total Industrial		3,006,742

Consumer, Non-cyclical - 14.8%
Seneca Foods Corp. — Class A*	5,548	160,781
Kelly Services, Inc. — Class A	9,562	154,426
SpartanNash Co.	6,145	132,978
Hanger, Inc.*	7,427	122,174
Magellan Health, Inc.*	1,930	119,004
Andersons, Inc.	3,468	109,693
Darling Ingredients, Inc.*	9,170	96,468
Universal Technical Institute, Inc.	20,090	93,619
Kindred Healthcare, Inc.	7,594	90,445
Universal Corp.	1,552	87,036
ABM Industries, Inc.	2,964	84,385
CDI Corp.	11,280	76,253
Select Medical Holdings Corp.	5,730	68,244
Sanderson Farms, Inc.	760	58,915
AngioDynamics, Inc.*	4,370	53,052
Central Garden & Pet Co. — Class A*	3,311	45,030
PharMerica Corp.*	1,186	41,510
Invacare Corp.	2,351	40,884
Viad Corp.	1,224	34,554
Green Dot Corp. — Class A*	1,910	31,362
Healthways, Inc.*	2,340	30,116

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

Central Garden & Pet Co.*	1,000	$13,520
Total Consumer, Non-cyclical		1,744,449

Energy - 10.3%
Exterran Corp.*	10,248	164,480
Green Plains, Inc.	5,606	128,378
Gulf Island Fabrication, Inc.	12,046	126,001
Archrock, Inc.	15,656	117,732
Era Group, Inc.*	8,490	94,664
Newpark Resources, Inc.*	15,802	83,434
Helix Energy Solutions Group, Inc.*	15,450	81,267
Bristow Group, Inc.	2,962	76,716
SEACOR Holdings, Inc.*	1,385	72,796
Cloud Peak Energy, Inc.*	27,170	56,514
SunCoke Energy, Inc.	14,430	50,072
Rex Energy Corp.*	44,574	46,803
Pioneer Energy Services Corp.*	19,049	41,336
REX American Resources Corp.*	760	41,093
Basic Energy Services, Inc.*	8,513	22,815
Total Energy		1,204,101

Financial - 8.0%
Enova International, Inc.*	16,640	109,990
Calamos Asset Management, Inc. — Class A	9,997	96,771
International. FCStone, Inc.*	2,640	88,333
Piper Jaffray Cos.*	2,110	85,244
World Acceptance Corp.*	2,120	78,652
First BanCorp*	22,119	71,887
OFG Bancorp	8,455	61,891
Infinity Property & Casualty Corp.	672	55,259
American Equity Investment Life Holding Co.	2,220	53,347
Encore Capital Group, Inc.*	1,790	52,053
Capstead Mortgage Corp. REIT	5,642	49,311
Stewart Information Services Corp.	1,240	46,289
Horace Mann Educators Corp.	1,331	44,163
Navigators Group, Inc.*	504	43,238
Total Financial		936,428

Basic Materials - 5.2%
Century Aluminum Co.*	47,340	209,243
PH Glatfelter Co.	5,655	104,278
Materion Corp.	2,891	80,948
Intrepid Potash, Inc.*	20,660	60,947
A. Schulman, Inc.	1,733	53,099
Clearwater Paper Corp.*	890	40,522
Innophos Holdings, Inc.	1,210	35,066
Stepan Co.	619	30,758
Total Basic Materials		614,861

Communications - 4.0%
Anixter International, Inc.*	1,457	87,988
Iridium Communications, Inc.*	8,320	69,971
Comtech Telecommunications Corp.	3,310	66,498
FTD Companies, Inc.*	2,100	54,957
Black Box Corp.	4,446	42,370
Gannett Company, Inc.	2,560	41,702
Blucora, Inc.*	3,772	36,966
Scholastic Corp.	907	34,974
Sizmek, Inc.*	8,310	30,332
Total Communications		465,758

Technology - 3.9%
Ciber, Inc.*	39,625	139,083
Insight Enterprises, Inc.*	4,081	102,515
ManTech International Corp. — Class A	1,870	56,549
Engility Holdings, Inc.	1,719	55,833
Kulicke & Soffa Industries, Inc.*	3,250	37,927
CACI International, Inc. — Class A*	382	35,442
Brooks Automation, Inc.	2,420	25,846
Total Technology		453,195

Total Common Stocks
(Cost $10,903,635)		11,724,837

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.5%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$63,249	63,249
Total Repurchase Agreement
(Cost $63,249)		63,249

Total Investments - 100.4%
(Cost $10,966,884)		$11,788,086
Other Assets & Liabilities, net - (0.4)%		(41,435)
Total Net Assets - 100.0%		$11,746,651

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
S&P SMALLCAP 600® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$11,724,837	$—	$—	$11,724,837
Repurchase Agreement	—	63,249	—	63,249
Total	$11,724,837	$63,249	$—	$11,788,086

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $10,903,635)	$11,724,837
Repurchase agreements, at value (cost $63,249)	63,249
Total investments (cost $10,966,884)	11,788,086
Receivables:
Dividends	8,173
Total assets	11,796,259

Liabilities:
Payable for:
Fund shares redeemed	13,910
Management fees	7,816
Licensing fees	3,008
Transfer agent and administrative fees	2,605
Investor service fees	2,605
Portfolio accounting fees	1,042
Miscellaneous	18,622
Total liabilities	49,608
Commitments and contingent liabilities (Note 13)	—
Net assets	$11,746,651

Net assets consist of:
Paid in capital	$15,286,174
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,360,725)
Net unrealized appreciation on investments	821,202
Net assets	$11,746,651
Capital shares outstanding	111,917
Net asset value per share	$104.96

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $422)	$195,305
Income from securities lending, net	9,017
Interest	36
Total investment income	204,358

Expenses:
Management fees	108,565
Transfer agent and administrative fees	36,188
Investor service fees	36,188
Portfolio accounting fees	14,475
Professional fees	11,496
Custodian fees	1,668
Trustees’ fees*	999
Line of credit fees	36
Miscellaneous	7,681
Total expenses	217,296
Net investment loss	(12,938)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,314,665)
Net realized loss	(1,314,665)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,225,168)
Net change in unrealized appreciation (depreciation)	(1,225,168)
Net realized and unrealized loss	(2,539,833)
Net decrease in net assets resulting from operations	$(2,552,771)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(12,938)	$(87,620)
Net realized gain (loss) on investments	(1,314,665)	2,215,771
Net change in unrealized appreciation (depreciation) on investments	(1,225,168)	(2,654,727)
Net decrease in net assets resulting from operations	(2,552,771)	(526,576)

Distributions to shareholders from:
Net realized gains	(1,392,666)	(2,527,173)
Total distributions to shareholders	(1,392,666)	(2,527,173)

Capital share transactions:
Proceeds from sale of shares	35,347,419	26,909,785
Distributions reinvested	1,392,666	2,527,173
Cost of shares redeemed	(35,366,317)	(41,640,301)
Net increase (decrease) from capital share transactions	1,373,768	(12,203,343)
Net decrease in net assets	(2,571,669)	(15,257,092)

Net assets:
Beginning of year	14,318,320	29,575,412
End of year	$11,746,651	$14,318,320
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	283,146	178,026
Shares issued from reinvestment of distributions	11,476	19,420
Shares redeemed	(291,636)	(275,447)
Net increase (decrease) in shares	2,986	(78,001)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$131.44	$158.21	$111.18	$92.36	$101.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.77)	(.58)	(.22)	(.73)
Net gain (loss) on investments (realized and unrealized)	(16.32)	2.56	48.15	19.04	(8.89)
Total from investment operations	(16.43)	1.79	47.57	18.82	(9.62)
Less distributions from:
Net realized gains	(10.05)	(28.56)	(.54)	—	—
Total distributions	(10.05)	(28.56)	(.54)	—	—
Net asset value, end of period	$104.96	$131.44	$158.21	$111.18	$92.36

Total Return[b]	(13.54%)	1.31%	42.83%	20.38%	(9.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,747	$14,318	$29,575	$16,178	$12,757
Ratios to average net assets:
Net investment income (loss)	(0.09%)	(0.50%)	(0.43%)	(0.22%)	(0.75%)
Total expenses	1.50%	1.57%	1.54%	1.58%	1.62%
Portfolio turnover rate	245%	144%	260%	318%	404%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the one-year period ended December 31, 2015, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned -7.19% while the underlying index returned -4.40% over the same period.

The sectors contributing the most to the return of the underlying index of the period were Consumer Staples and Information Technology. The Financials sector was the leading detractor from performance of the underlying index for the period, followed by the Materials sector.

The stocks contributing the most to performance of the underlying index were AXA S.A., Anheuser-Busch InBev S.A., and Roche Holding Ltd. Those detracting the most from return of the underlying index were Banco Santander S.A., Glencore PLC, and Royal Dutch Shell PLC — Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Nestle S.A. ADR	4.9%
Novartis AG ADR	4.6%
Roche Holding AG ADR	4.0%
HSBC Holdings plc ADR	3.3%
Novo Nordisk A/S ADR	2.3%
Total S.A. ADR	2.3%
Bayer AG ADR	2.2%
British American Tobacco plc ADR	2.1%
Sanofi ADR	2.1%
GlaxoSmithKline plc ADR	2.1%
Top Ten Total	29.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

INVESTMENT CONCENTRATION

At December 31, 2015, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
United Kingdom	35%	$821,286
Switzerland	23%	554,279
Germany	16%	372,687
France	12%	288,657
Spain	4%	104,696
Netherlands	3%	76,959
Denmark	3%	71,613
Other	4%	88,418
Total Securities	100%	$2,378,595

The chart above reflects percentages of the value of common stocks.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	-7.19%	0.77%	-1.83%
STOXX Europe 50 Index	-4.40%	2.83%	1.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index (Total Return/Dollars) is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

54 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 77.1%

Consumer, Non-cyclical - 33.5%
Nestle S.A. ADR	2,043	$152,040
Novartis AG ADR	1,639	141,019
Roche Holding AG ADR	3,602	124,160
Novo Nordisk A/S ADR	1,233	71,613
Bayer AG ADR	535	66,787
British American Tobacco plc ADR	600	66,270
Sanofi ADR	1,547	65,980
GlaxoSmithKline plc ADR	1,574	63,511
Anheuser-Busch InBev S.A. ADR	499	62,375
AstraZeneca plc ADR	1,627	55,237
Diageo plc ADR	401	43,737
Unilever N.V. — Class Y	1,001	43,363
Reckitt Benckiser Group plc ADR	2,128	39,879
Unilever plc ADR	841	36,264
Total Consumer, Non-cyclical		1,032,235

Financial - 18.1%
HSBC Holdings plc ADR	2,539	100,215
Allianz SE ADR	2,966	52,261
Banco Santander S.A. ADR	9,090	44,269
UBS Group AG	2,229	43,175
Lloyds Banking Group plc ADR	9,815	42,793
BNP Paribas S.A. ADR	1,414	39,960
Prudential plc ADR	827	37,281
AXA S.A. ADR	1,353	36,957
Barclays plc ADR	2,695	34,927
ING Groep N.V. ADR	2,496	33,596
Banco Bilbao Vizcaya Argentaria S.A. ADR	4,015	29,430
Zurich Insurance Group AG ADR*	959	24,574
Deutsche Bank AG	832	20,093
Credit Suisse Group AG ADR*	881	19,109
Total Financial		558,640

Energy - 8.1%
Total S.A. ADR	1,593	71,606
BP plc ADR	1,957	61,176
Royal Dutch Shell plc — Class A ADR	1,260	57,695
BG Group plc ADR	2,183	31,697
Eni SpA ADR	874	26,045
Total Energy		248,219

Communications - 5.2%
Vodafone Group plc ADR	1,709	55,132
BT Group plc ADR	1,082	37,448
Deutsche Telekom AG ADR	2,052	36,690
Telefonica S.A. ADR	2,803	30,997
Total Communications		160,267

Consumer, Cyclical - 3.4%
Daimler AG ADR	650	54,392
LVMH Moet Hennessy Louis Vuitton SE ADR	881	27,747
Cie Financiere Richemont S.A. ADR	3,380	24,066
Total Consumer, Cyclical		106,205

Industrial - 3.1%
Siemens AG ADR	501	48,184
ABB Ltd. ADR*	1,474	26,134
Schneider Electric SE ADR	1,896	21,510
Total Industrial		95,828

Basic Materials - 3.0%
BASF SE ADR	592	45,001
Air Liquide S.A. ADR	1,110	24,897
Rio Tinto plc ADR	789	22,976
Total Basic Materials		92,874

Technology - 1.6%
SAP SE ADR	623	49,279

Utilities - 1.1%
National Grid plc ADR	504	35,048

Total Common Stocks
(Cost $2,064,253)		2,378,595

MUTUAL FUNDS†,1 - 2.0%
Guggenheim Strategy Fund I	2,436	60,590
Total Mutual Funds
(Cost $60,552)		60,590

	Face Amount

REPURCHASE AGREEMENTS††,2 - 15.4%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	$236,922	236,922
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	236,921	236,921
Total Repurchase Agreements
(Cost $473,843)		473,843

Total Investments - 94.5%
(Cost $2,598,648)		$2,913,028
Other Assets & Liabilities, net - 5.5%		169,780
Total Net Assets - 100.0%		$3,082,808

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
EUROPE 1.25x STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED††
March 2016 STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $1,461,111)	44	$17,841

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2016 Euro FX Futures Contracts (Aggregate Value of Contracts $1,496,687)	11	$(8,040)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$2,378,595	$—	$—	$—	$—	$2,378,595
Futures Contracts	—	—	—	17,841	—	17,841
Mutual Funds	60,590	—	—	—	—	60,590
Repurchase Agreements	—	—	473,843	—	—	473,843
Total	$2,439,185	$—	$473,843	$17,841	$—	$2,930,869

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Futures Contracts	$—	$8,040	$—	$—	$—	$8,040

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $2,064,253)	$2,378,595
Investments in affiliated issuers, at value (cost $60,552)	60,590
Repurchase agreements, at value (cost $473,843)	473,843
Total investments (cost $2,598,648)	2,913,028
Foreign currency, at value (cost $3,202)	3,184
Segregated cash with broker	178,451
Receivables:
Fund shares sold	17,180
Foreign taxes reclaim	5,375
Dividends	3,681
Swap settlement	674
Interest	3
Total assets	3,121,576

Liabilities:
Overdraft due to custodian bank	3,197
Payable for:
Variation margin	26,339
Management fees	2,371
Transfer agent and administrative fees	659
Investor service fees	659
Portfolio accounting fees	263
Securities purchased	227
Fund shares redeemed	50
Miscellaneous	5,003
Total liabilities	38,768
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,082,808

Net assets consist of:
Paid in capital	$9,507,803
Undistributed net investment income	36,982
Accumulated net realized loss on investments	(6,786,184)
Net unrealized appreciation on investments	324,207
Net assets	$3,082,808
Capital shares outstanding	209,515
Net asset value per share	$14.71

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $7,267)	$107,498
Dividends from securities of affiliated issuers	6,440
Interest	281
Income from securities lending, net	188
Total investment income	114,407

Expenses:
Management fees	44,846
Transfer agent and administrative fees	12,457
Investor service fees	12,457
Portfolio accounting fees	4,983
Custodian fees	574
Trustees’ fees*	339
Line of credit fees	8
Miscellaneous	7,118
Total expenses	82,782
Net investment income	31,625

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(141,175)
Investments in affiliated issuers	(821)
Swap agreements	(960)
Futures contracts	(234,266)
Foreign currency	4,023
Net realized loss	(373,199)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(225,686)
Investments in affiliated issuers	38
Futures contracts	41,147
Foreign currency	(24)
Net change in unrealized appreciation (depreciation)	(184,525)
Net realized and unrealized loss	(557,724)
Net decrease in net assets resulting from operations	$(526,099)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,625	$66,538
Net realized loss on investments	(373,199)	(358,135)
Net change in unrealized appreciation (depreciation) on investments	(184,525)	(914,137)
Net decrease in net assets resulting from operations	(526,099)	(1,205,734)

Distributions to shareholders from:
Net investment income	(66,571)	(70,484)
Total distributions to shareholders	(66,571)	(70,484)

Capital share transactions:
Proceeds from sale of shares	28,295,638	27,638,995
Distributions reinvested	66,571	70,484
Cost of shares redeemed	(27,990,580)	(35,245,619)
Net increase (decrease) from capital share transactions	371,629	(7,536,140)
Net decrease in net assets	(221,041)	(8,812,358)

Net assets:
Beginning of year	3,303,849	12,116,207
End of year	$3,082,808	$3,303,849
Undistributed net investment income at end of year	$36,982	$67,905

Capital share activity:
Shares sold	1,704,156	1,492,694
Shares issued from reinvestment of distributions	3,848	4,193
Shares redeemed	(1,704,622)	(1,937,976)
Net increase (decrease) in shares	3,382	(441,089)

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$16.03	$18.72	$15.13	$12.56	$14.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.21	.13	.05	.17
Net gain (loss) on investments (realized and unrealized)	(1.23)	(2.53)	3.48	2.66	(2.41)
Total from investment operations	(1.12)	(2.32)	3.61	2.71	(2.24)
Less distributions from:
Net investment income	(.20)	(.37)	(.02)	(.14)	—
Total distributions	(.20)	(.37)	(.02)	(.14)	—
Net asset value, end of period	$14.71	$16.03	$18.72	$15.13	$12.56

Total Return[b]	(7.19%)	(12.49%)	23.89%	21.66%	(15.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,083	$3,304	$12,116	$12,810	$4,063
Ratios to average net assets:
Net investment income (loss)	0.63%	1.14%	0.79%	0.40%	1.13%
Total expenses[c]	1.66%	1.75%	1.71%	1.72%	1.78%
Portfolio turnover rate	620%	401%	455%	489%	446%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei 225 Stock Average Index (the “underlying index”).

For the one-year period ended December 31, 2015, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned 12.00%, while the underlying index returned 8.03% over the same time period.

The sectors contributing the most to the return of the underlying index of the period were Health Care and Consumer Staples. The Energy sector was the only one to detract from performance of the underlying index for the period.

Stocks contributing most to return of the underlying index were KDDI Corp., Eisai Company Ltd., and Shionogi & Company Ltd. Those detracting most from performance of the underlying index were SoftBank Group Corp., Tokyo Electron Ltd., and Fast Retailing Company Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	34.0%
Total	34.0%

“Largest Holding” excludes any temporary cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	12.00%	4.75%	1.22%
Nikkei 225 Stock Average Index	8.03%	4.75%	1.46%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei 225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	December 31, 2015
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 34.0%
Guggenheim Strategy Fund I	48,903	$1,216,211
Total Mutual Funds
(Cost $1,215,979)		1,216,211

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 13.8%
Farmer Mac[2]
0.45% due 03/15/16	$300,000	299,822
Federal Home Loan Bank[2]
0.25% due 02/05/16	195,000	194,957
Total Federal Agency Discount Notes
(Cost $494,675)		494,779

REPURCHASE AGREEMENTS††,3 - 47.0%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	840,770	840,770
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	840,769	840,769
Total Repurchase Agreements
(Cost $1,681,539)		1,681,539

Total Investments - 94.8%
(Cost $3,392,193)		$3,392,529
Other Assets & Liabilities, net - 5.2%		184,405
Total Net Assets - 100.0%		$3,576,934

	Contracts	Unrealized Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2016 Japanese Yen Futures Contracts (Aggregate Value of Contracts $7,186,350)	69	$160,253

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 Nikkei 225 (CME) Index Futures Contracts (Aggregate Value of Contracts $7,228,375)	77	$(207,871)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Discount Notes	$—	$—	$494,779	$—	$—	$494,779
Futures Contracts	—	160,253	—	—	—	160,253
Mutual Funds	1,216,211	—	—	—	—	1,216,211
Repurchase Agreements	—	—	1,681,539	—	—	1,681,539
Total	$1,216,211	$160,253	$2,176,318	$—	$—	$3,552,782

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Futures Contracts	$—	$207,871	$—	$—	$—	$207,871

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $494,675)	$494,779
Investments in affiliated issuers, at value (cost $1,215,979)	1,216,211
Repurchase agreements, at value (cost $1,681,539)	1,681,539
Total investments (cost $3,392,193)	3,392,529
Segregated cash with broker	367,740
Receivables:
Swap settlement	4,807
Dividends	1,152
Interest	10
Total assets	3,766,238

Liabilities:
Payable for:
Fund shares redeemed	134,751
Variation margin	41,346
Management fees	2,822
Securities purchased	1,172
Transfer agent and administrative fees	941
Investor service fees	941
Portfolio accounting fees	376
Miscellaneous	6,955
Total liabilities	189,304
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,576,934

Net assets consist of:
Paid in capital	$6,154,478
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,530,262)
Net unrealized depreciation on investments	(47,282)
Net assets	$3,576,934
Capital shares outstanding	348,120
Net asset value per share	$10.28

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$12,418
Interest	1,888
Total investment income	14,306

Expenses:
Management fees	38,982
Transfer agent and administrative fees	12,994
Investor service fees	12,994
Portfolio accounting fees	5,198
Professional fees	4,252
Custodian fees	600
Trustees’ fees*	238
Miscellaneous	2,458
Total expenses	77,716
Net investment loss	(63,410)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(10)
Swap agreements	(6,854)
Futures contracts	(216,215)
Net realized loss	(223,079)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,252
Investments in affiliated issuers	232
Futures contracts	44,204
Net change in unrealized appreciation (depreciation)	45,688
Net realized and unrealized loss	(177,391)
Net decrease in net assets resulting from operations	$(240,801)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(63,410)	$(42,003)
Net realized loss on investments	(223,079)	(422,343)
Net change in unrealized appreciation (depreciation) on investments	45,688	(248,400)
Net decrease in net assets resulting from operations	(240,801)	(712,746)

Distributions to shareholders from:
Net realized gains	—	(1,771,374)
Total distributions to shareholders	—	(1,771,374)

Capital share transactions:
Proceeds from sale of shares	24,602,440	26,812,298
Distributions reinvested	—	1,771,374
Cost of shares redeemed	(23,393,025)	(28,400,409)
Net increase from capital share transactions	1,209,415	183,263
Net increase (decrease) in net assets	968,614	(2,300,857)

Net assets:
Beginning of year	2,608,320	4,909,177
End of year	$3,576,934	$2,608,320
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,209,722	1,271,768
Shares issued from reinvestment of distributions	—	161,054
Shares redeemed	(2,146,065)	(1,319,927)
Net increase in shares	63,657	112,895

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$9.17	$28.61	$18.34	$15.28	$21.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.28)	(.36)	(.24)	(.30)
Net gain (loss) on investments (realized and unrealized)	1.24	(2.76)	10.63	3.30	(5.91)
Total from investment operations	1.11	(3.04)	10.27	3.06	(6.21)
Less distributions from:
Net realized gains	—	(16.40)	—	—	—
Total distributions	—	(16.40)	—	—	—
Net asset value, end of period	$10.28	$9.17	$28.61	$18.34	$15.28

Total Return[b]	12.00%	(15.41%)	56.00%	20.10%	(28.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,577	$2,608	$4,909	$3,781	$2,177
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(1.39%)	(1.50%)	(1.47%)	(1.57%)
Total expenses[c]	1.50%	1.59%	1.54%	1.57%	1.61%
Portfolio turnover rate	87%	146%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned 13.35%, compared with a return of 9.26% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the Swiss franc, Japanese yen, and Swedish krona. The euro, Canadian dollar, and British pound detracted the most from the underlying index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	27.2%
Guggenheim Strategy Fund II	17.3%
Total	44.5%

“Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	13.35%	3.94%	-1.97%
U.S. Dollar Index	9.26%	4.53%	0.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

68 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 44.5%
Guggenheim Strategy Fund I	36,095	$897,694
Guggenheim Strategy Fund II	23,092	572,686
Total Mutual Funds
(Cost $1,471,138)		1,470,380

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 9.1%
Farmer Mac[2]
0.45% due 03/15/16	$300,000	299,822
Total Federal Agency Discount Notes
(Cost $299,723)		299,822

REPURCHASE AGREEMENTS††,3 - 34.6%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	570,669	570,669
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	570,668	570,668
Total Repurchase Agreements
(Cost $1,141,337)		1,141,337

Total Investments - 88.2%
(Cost $2,912,198)		$2,911,539
Other Assets & Liabilities, net - 11.8%		391,376
Total Net Assets - 100.0%		$3,302,915

	Contracts	Unrealized Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2016 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $5,626,755)	57	$73,648

Units

OTC CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International March 2016 U.S. Dollar Index Swap, Terminating 03/16/16[4] (Notional Value $980,209)	9,947	$(1,690)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Discount Notes	$—	$—	$299,822	$—	$—	$299,822
Futures Contracts	—	73,648	—	—	—	73,648
Mutual Funds	1,470,380	—	—	—	—	1,470,380
Repurchase Agreements	—	—	1,141,337	—	—	1,141,337
Total	$1,470,380	$73,648	$1,441,159	$—	$—	$2,985,187

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Index Swap Agreements	$—	$—	$—	$1,690	$—	$1,690

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $299,723)	$299,822
Investments in affiliated issuers, at value (cost $1,471,138)	1,470,380
Repurchase agreements, at value (cost $1,141,337)	1,141,337
Total investments (cost $2,912,198)	2,911,539
Segregated cash with broker	419,811
Receivables:
Fund shares sold	39,826
Variation margin	20,577
Dividends	1,749
Interest	7
Total assets	3,393,509

Liabilities:
Unrealized depreciation on swap agreements	1,690
Payable for:
Swap settlement	70,983
Management fees	4,789
Securities purchased	1,850
Transfer agent and administrative fees	1,330
Investor service fees	1,330
Portfolio accounting fees	532
Fund shares redeemed	40
Miscellaneous	8,050
Total liabilities	90,594
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,302,915

Net assets consist of:
Paid in capital	$3,911,307
Undistributed net investment income	—
Accumulated net realized loss on investments	(679,691)
Net unrealized appreciation on investments	71,299
Net assets	$3,302,915
Capital shares outstanding	76,011
Net asset value per share	$43.45

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$31,767
Interest	2,105
Total investment income	33,872

Expenses:
Management fees	62,387
Transfer agent and administrative fees	17,330
Investor service fees	17,330
Portfolio accounting fees	6,932
Professional fees	6,434
Custodian fees	801
Trustees’ fees*	379
Line of credit fees	20
Miscellaneous	6,359
Total expenses	117,972
Net investment loss	(84,100)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	33
Investments in affiliated issuers	(751)
Swap agreements	100,444
Futures contracts	487,627
Net realized gain	587,353
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,693
Investments in affiliated issuers	(758)
Swap agreements	(45,840)
Futures contracts	(190,710)
Net change in unrealized appreciation (depreciation)	(229,615)
Net realized and unrealized gain	357,738
Net increase in net assets resulting from operations	$273,638

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(84,100)	$(57,986)
Net realized gain on investments	587,353	969,670
Net change in unrealized appreciation (depreciation) on investments	(229,615)	306,106
Net increase in net assets resulting from operations	273,638	1,217,790

Distributions to shareholders from:
Net realized gains	(739,140)	—
Total distributions to shareholders	(739,140)	—

Capital share transactions:
Proceeds from sale of shares	50,950,721	36,916,778
Distributions reinvested	739,140	—
Cost of shares redeemed	(54,901,638)	(33,957,186)
Net increase (decrease) from capital share transactions	(3,211,777)	2,959,592
Net increase (decrease) in net assets	(3,677,279)	4,177,382

Net assets:
Beginning of year	6,980,194	2,802,812
End of year	$3,302,915	$6,980,194
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,119,122	978,861	*
Shares issued from reinvestment of distributions	17,363	—
Shares redeemed	(1,225,932)	(895,070	)*
Net increase (decrease) in shares	(89,447)	83,791	*

*

Reverse share split — Capital share activity for the period presented through January 24, 2014 has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d,e]
Per Share Data
Net asset value, beginning of period	$42.19	$34.32	$35.37	$37.74	$39.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.55)	(.47)	(.60)	(.60)	(.60)
Net gain (loss) on investments (realized and unrealized)	6.09	8.34	(.45)	(1.77)	(1.11)
Total from investment operations	5.54	7.87	(1.05)	(2.37)	(1.71)
Less distributions from:
Net realized gains	(4.28)	—	—	—	—
Total distributions	(4.28)	—	—	—	—
Net asset value, end of period	$43.45	$42.19	$34.32	$35.37	$37.74

Total Return[b]	13.35%	22.93%	(2.97%)	(6.28%)	(4.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,303	$6,980	$2,803	$3,944	$7,708
Ratios to average net assets:
Net investment income (loss)	(1.21%)	(1.24%)	(1.69%)	(1.64%)	(1.72%)
Total expenses[c]	1.70%	1.76%	1.73%	1.76%	1.77%
Portfolio turnover rate	177%	189%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

[e]	Reverse share split — Per share amounts for the period presented through December 2, 2011 have been restated to reflect a 1:2 reverse share split effective December 2, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2015, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned -16.83%, compared with a return of 9.26% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the Swiss franc, Japanese yen, and Swedish krona. The euro, Canadian dollar, and British pound detracted the most from the underlying index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

74 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	15.7%
Guggenheim Strategy Fund II	15.7%
Total	31.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	-16.83%	-9.33%	-2.89%
U.S. Dollar Index	9.26%	4.53%	0.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS	December 31, 2015
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 31.4%
Guggenheim Strategy Fund I	8,190	$203,690
Guggenheim Strategy Fund II	8,201	203,378
Total Mutual Funds
(Cost $407,458)		407,068

	Face Amount

REPURCHASE AGREEMENTS††,2 - 58.2%
Royal Bank of Canada issued 12/31/15 at 0.24% due 01/04/16	$377,210	377,210
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	377,209	377,209
Total Repurchase Agreements
(Cost $754,419)		754,419

Total Investments - 89.6%
(Cost $1,161,877)		$1,161,487
Other Assets & Liabilities, net - 10.4%		135,248
Total Net Assets - 100.0%		$1,296,735

	Contracts	Unrealized Loss

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2016 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $1,974,300)	20	$(2,707)

Units

OTC CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International March 2016 U.S. Dollar Index Swap, Terminating 03/16/16[3] (Notional Value $634,474)	6,438	$(864)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

See Sector Classification in Other Information section.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Mutual Funds	$407,068	$—	$—	$—	$—	$407,068
Repurchase Agreements	—	—	754,419	—	—	754,419
Total	$407,068	$—	$754,419	$—	$—	$1,161,487

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Index Swap Agreements	$—	$—	$—	$864	$—	$864
Futures Contracts	—	2,707	—	—	—	2,707
Total	$—	$2,707	$—	$864	$—	$3,571

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments in affiliated issuers, at value (cost $407,458)	$407,068
Repurchase agreements, at value (cost $754,419)	754,419
Total investments (cost $1,161,877)	1,161,487
Segregated cash with broker	149,007
Receivables:
Fund shares sold	7,403
Dividends	419
Interest	4
Total assets	1,318,320

Liabilities:
Unrealized depreciation on swap agreements	864
Payable for:
Fund shares redeemed	10,488
Variation margin	7,220
Swap settlement	1,775
Management fees	740
Securities purchased	441
Transfer agent and administrative fees	206
Investor service fees	206
Portfolio accounting fees	82
Miscellaneous	(437)
Total liabilities	21,585
Commitments and contingent liabilities (Note 13)	—
Net assets	$1,296,735

Net assets consist of:
Paid in capital	$2,818,955
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,518,259)
Net unrealized depreciation on investments	(3,961)
Net assets	$1,296,735
Capital shares outstanding	83,798
Net asset value per share	$15.47

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$5,456
Interest	315
Total investment income	5,771

Expenses:
Management fees	10,623
Transfer agent and administrative fees	2,951
Investor service fees	2,951
Portfolio accounting fees	1,180
Custodian fees	144
Trustees’ fees*	74
Miscellaneous	2,204
Total expenses	20,127
Net investment loss	(14,356)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(911)
Swap agreements	(189,827)
Futures contracts	(121,318)
Net realized loss	(312,056)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,520
Investments in affiliated issuers	(390)
Swap agreements	4,656
Futures contracts	7,375
Net change in unrealized appreciation (depreciation)	13,161
Net realized and unrealized loss	(298,895)
Net decrease in net assets resulting from operations	$(313,251)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(14,356)	$(16,844)
Net realized loss on investments	(312,056)	(242,617)
Net change in unrealized appreciation (depreciation) on investments	13,161	(18,190)
Net decrease in net assets resulting from operations	(313,251)	(277,651)

Capital share transactions:
Proceeds from sale of shares	8,933,406	3,876,861
Cost of shares redeemed	(8,532,411)	(4,286,293)
Net increase (decrease) from capital share transactions	400,995	(409,432)
Net increase (decrease) in net assets	87,744	(687,083)

Net assets:
Beginning of year	1,208,991	1,896,074
End of year	$1,296,735	$1,208,991
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	540,775	181,889
Shares redeemed	(521,971)	(196,481)
Net increase (decrease) in shares	18,804	(14,592)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$18.60	$23.82	$24.51	$24.32	$25.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.32)	(.40)	(.40)	(.47)
Net gain (loss) on investments (realized and unrealized)	(2.93)	(4.90)	(.29)	.59	(.47)
Total from investment operations	(3.13)	(5.22)	(.69)	.19	(.94)
Net asset value, end of period	$15.47	$18.60	$23.82	$24.51	$24.32

Total Return[b]	(16.83%)	(21.91%)	(2.82%)	0.78%	(3.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,297	$1,209	$1,896	$1,923	$2,084
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(1.44%)	(1.69%)	(1.66%)	(1.72%)
Total expenses[c]	1.71%	1.76%	1.74%	1.77%	1.77%
Portfolio turnover rate	232%	108%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts. At December 31, 2015, the Trust consisted of fifty-two funds.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund, (the “Funds”), each a non-diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

E. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts,

82 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

F. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a fund will automatically be reinvested without charge in additional shares of the same fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

G. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/ or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

H. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

I. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Funds use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures for the period ended December 31, 2015:

		Average Notional
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$5,850,200	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	20,356,156	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	8,084,904	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,164,775

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involves the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

84 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use, and volume of currency swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$1,015,387	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	438,529

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2015:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at December 31, 2015
Europe 1.25x Strategy Fund	$17,841	$—	$—	$17,841
Japan 2x Strategy Fund	—	160,253	—	160,253
Strengthening Dollar 2x Strategy Fund	—	73,648	—	73,648

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at December 31, 2015
Europe 1.25x Strategy Fund	$—	$8,040	$—	$8,040
Japan 2x Strategy Fund	207,871	—	—	207,871
Strengthening Dollar 2x Strategy Fund	—	—	1,690	1,690
Weakening Dollar 2x Strategy Fund	—	2,707	864	3,571

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$(118,172)	$(960)	$(116,094)	$—	$(235,226)
Japan 2x Strategy Fund	75,430	(6,854)	(291,645)	—	(223,069)
Strengthening Dollar 2x Strategy Fund	—	—	487,627	100,444	588,071
Weakening Dollar 2x Strategy Fund	—	—	(121,318)	(189,827)	(311,145)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$20,967	$—	$20,180	$—	$41,147
Japan 2x Strategy Fund	(127,176)	—	171,380	—	44,204
Strengthening Dollar 2x Strategy Fund	—	—	(190,710)	(45,840)	(236,550)
Weakening Dollar 2x Strategy Fund	—	—	7,375	4,656	12,031

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

86 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

At December 31, 2015, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
S&P SmallCap 600® Pure Growth Fund	21%
Europe 1.25x Strategy Fund	36%
Japan 2x Strategy Fund	46%
Strengthening Dollar 2x Strategy Fund	34%
Weakening Dollar 2x Strategy Fund	21%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2015, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.18%			0.00%
Due 01/04/16	$46,273,907	$46,274,832	11/15/40	$108,814,600	$47,199,326
			U.S. Treasury Note
			4.88%
			08/15/16	100	103
				108,814,700	47,199,429

Royal Bank of Canada			U.S. TIP Notes
0.24%			0.13%
Due 01/04/16	39,758,779	39,759,839	04/15/18 - 07/15/22	40,066,400	40,554,042

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

During the year ended December 31, 2015, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations are net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of December 31, 2015, all Funds had ceased participation in securities lending.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$1,690	$—	$1,690	$—	$1,690	$—
Weakening Dollar 2x Strategy Fund	Swap currency contracts	864	—	864	—	864	—

[1]	Exchange-traded futures are excluded from these reported amounts.

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2015, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Strengthening Dollar 2x Strategy Fund	$100,358

THE RYDEX FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2015 is as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$453,840	$4,961,206	$5,415,046
S&P 500® Pure Value Fund	3,611,046	4,375,283	7,986,329
S&P MidCap 400® Pure Growth Fund	—	3,076,475	3,076,475
S&P MidCap 400® Pure Value Fund	21,051	1,506,910	1,527,961
S&P SmallCap 600® Pure Growth Fund	—	3,431,714	3,431,714
S&P SmallCap 600® Pure Value Fund	—	1,392,666	1,392,666
Europe 1.25x Strategy Fund	66,571	—	66,571
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	255,434	483,706	739,140
Weakening Dollar 2x Strategy Fund	—	—	—

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$5,093,468	$3,675,247	$8,768,715
S&P 500® Pure Value Fund	1,668,089	2,943,813	4,611,902
S&P MidCap 400® Pure Growth Fund	2,668,105	2,916,571	5,584,676
S&P MidCap 400® Pure Value Fund	1,480,246	649,134	2,129,380
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	994,599	1,532,574	2,527,173
Europe 1.25x Strategy Fund	70,484	—	70,484
Japan 2x Strategy Fund	719,846	1,051,528	1,771,374
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) as of December 31, 2015 is as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/(Depreciation)	Capital Loss Carryforward
S&P 500® Pure Growth Fund	$—	$2,088,836	$9,950,207	$—
S&P 500® Pure Value Fund	401,556	1,016,397	421,905	—
S&P MidCap 400® Pure Growth Fund	—	—	2,061,358	(780,011)
S&P MidCap 400® Pure Value Fund	78,853	—	(33,344)	(15,784)
S&P SmallCap 600® Pure Growth Fund	—	—	1,880,605	(251,927)
S&P SmallCap 600® Pure Value Fund	—	—	(832,079)	(2,707,444)
Europe 1.25x Strategy Fund	36,982	—	(173,001)	(6,288,976)
Japan 2x Strategy Fund	—	—	(781)	(2,576,763)
Strengthening Dollar 2x Strategy Fund	15,804	150,698	(659)	(774,235)
Weakening Dollar 2x Strategy Fund	—	—	(390)	(1,521,830)

90 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes capital loss carryforwards represent realized losses that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010 such capital losses may be carried forward for a maximum of eight years. Pursuant to the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 without expiration and retain their short and/or long-term character. However, post-enactment losses must be utilized prior to pre-enactment capital loss carryforwards. As a result of this ordering rule pre-enactment carryforwards are more likely to expire unused. As of December 31, 2015 capital loss carryforwards for the Funds were as follows:

				Unlimited
Fund	Expires in 2016	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P MidCap 400® Pure Growth Fund	$—	$—	$—	$(780,011)	$—	$(780,011)
S&P MidCap 400® Pure Value Fund	—	—	—	(15,784)	—	(15,784)
S&P SmallCap 600® Pure Growth Fund	—	—	—	(251,927)	—	(251,927)
S&P SmallCap 600® Pure Value Fund	—	(1,712,223)	—	(995,221)	—	(2,707,444	)*
Europe 1.25x Strategy Fund	(3,431,446)	—	(1,734,902)	(835,202)	(287,426)	(6,288,976	)*
Japan 2x Strategy Fund	—	—	—	(1,019,542)	(1,557,221)	(2,576,763	)*
Strengthening Dollar 2x Strategy Fund	—	—	—	(309,694)	(464,541)	(774,235	)*
Weakening Dollar 2x Strategy Fund	(196,851)	—	(196,737)	(451,842)	(676,400)	(1,521,830	)*

*

In accordance with section 382 of the Internal revenue Code a portion of certain Fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies, foreign currency gains and losses, and net operating losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
S&P 500® Pure Growth Fund	$(381,006)	$378,756	$2,250
S&P 500® Pure Value Fund	1	(1)	—
S&P MidCap 400® Pure Growth Fund	(271,488)	271,921	(433)
S&P MidCap 400® Pure Value Fund	—	—	—
S&P SmallCap 600® Pure Growth Fund	(221,233)	221,231	2
S&P SmallCap 600® Pure Value Fund	(14,786)	12,938	1,848
Europe 1.25x Strategy Fund	1	4,023	(4,024)
Japan 2x Strategy Fund	(63,409)	63,410	(1)
Strengthening Dollar 2x Strategy Fund	—	84,100	(84,100)
Weakening Dollar 2x Strategy Fund	(14,355)	14,356	(1)

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
S&P 500® Pure Growth Fund	$67,702,319	$10,549,896	$(599,689)	$9,950,207
S&P 500® Pure Value Fund	31,977,554	1,496,034	(1,074,129)	421,905
S&P MidCap 400® Pure Growth Fund	32,062,747	2,654,360	(593,002)	2,061,358
S&P MidCap 400® Pure Value Fund	12,069,154	616,121	(649,465)	(33,344)
S&P SmallCap 600® Pure Growth Fund	20,292,058	2,137,520	(256,915)	1,880,605
S&P SmallCap 600® Pure Value Fund	12,620,165	28,812	(860,891)	(832,079)
Europe 1.25x Strategy Fund	3,086,055	—	(173,027)	(173,027)
Japan 2x Strategy Fund	3,393,310	—	(781)	(781)
Strengthening Dollar 2x Strategy Fund	2,912,198	162	(821)	(659)
Weakening Dollar 2x Strategy Fund	1,161,877	21	(411)	(390)

9. Securities Transactions

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$122,734,785	$134,407,254
S&P 500® Pure Value Fund	64,042,422	89,716,042
S&P MidCap 400® Pure Growth Fund	118,117,619	113,093,572
S&P MidCap 400® Pure Value Fund	42,967,262	46,587,940
S&P SmallCap 600® Pure Growth Fund	96,703,246	99,667,227
S&P SmallCap 600® Pure Value Fund	34,749,472	34,737,839
Europe 1.25x Strategy Fund	22,167,622	22,257,137
Japan 2x Strategy Fund	1,813,387	1,100,000
Strengthening Dollar 2x Strategy Fund	3,981,595	5,950,000
Weakening Dollar 2x Strategy Fund	1,105,859	1,100,000

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

92 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Transactions during the year ended December 31, 2015 in which the portfolio company is an “affiliated person” were as follows:

Affiliated issuers by Fund	Value 12/31/14	Additions	Reductions	Value 12/31/15	Shares 12/31/15	Investment Income	Realized Gain (Loss)
Europe 1.25x Strategy Fund
Guggenheim Strategy Fund I	$—	$3,961,557	$(3,900,000)	$60,590	2,436	$6,440	$(821)

Japan 2x Strategy Fund
Guggenheim Strategy Fund I	—	2,315,816	(1,100,000)	1,216,211	48,903	12,418	(10)

Strengthening Dollar 2x Strategy Fund
Guggenheim Strategy Fund I	—	4,043,313	(3,150,000)	897,694	36,095	14,322	(36)
Guggenheim Strategy Fund II	—	3,370,982	(2,800,000)	572,686	23,092	17,445	(715)
	—	7,414,295	(5,950,000)	1,470,380		31,767	(751)

Weakening Dollar 2x Strategy Fund
Guggenheim Strategy Fund I	—	803,616	(600,000)	203,690	8,190	2,022	(388)
Guggenheim Strategy Fund II	—	703,864	(500,000)	203,378	8,201	3,434	(523)
	—	1,507,480	(1,100,000)	407,068		5,456	(911)

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2015. The Funds did not have any borrowings outstanding under this agreement at December 31, 2015.

The average daily balances borrowed during the year ended December 31, 2015, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$5,349
S&P 500® Pure Value Fund	5,043
S&P MidCap 400® Pure Growth Fund	8,585
S&P MidCap 400® Pure Value Fund	1,658
S&P SmallCap 600® Pure Growth Fund	3,171
S&P SmallCap 600® Pure Value Fund	2,856
Europe 1.25x Strategy Fund	616
Strengthening Dollar 2x Strategy Fund	1,565

THE RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

12. Security Transactions with Affiliated Funds

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2015, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$29,144,026	$24,483,841
S&P 500® Pure Value Fund	18,340,983	21,163,365
S&P MidCap 400® Pure Growth Fund	17,625,267	13,166,400
S&P MidCap 400® Pure Value Fund	9,794,705	8,592,952
S&P SmallCap 600® Pure Growth Fund	16,700,522	14,813,642
S&P SmallCap 600® Pure Value Fund	5,950,154	3,719,006
Europe 1.25x Strategy Fund	17,167,974	16,807,468

13. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

14. Reverse Share Split

Effective January 24, 2014, the Strengthening Dollar 2x Strategy Fund underwent a one-for-three reverse share split. The effect of the transaction was to divide the number of outstanding shares of the Fund by three, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the statement of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to the eff ective date have been restated to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction

THE RYDEX FUNDS ANNUAL REPORT | 95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Variable Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (ten of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (ten of the series constituting the Rydex Variable Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2016

96 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500® Pure Growth Fund	100.00%
S&P 500® Pure Value Fund	36.20%
S&P MidCap 400® Pure Value Fund	100.00%

With respect to the taxable year ended December 31, 2015, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Long-term capital gains subject to the 15% rate:
S&P 500® Pure Growth Fund	$4,961,206
S&P 500® Pure Value Fund	4,375,283
S&P MidCap 400® Pure Growth Fund	3,076,475
S&P MidCap 400® Pure Value Fund	1,506,910
S&P SmallCap 600® Pure Growth Fund	3,431,714
S&P SmallCap 600® Pure Value Fund	1,392,666
Strengthening Dollar 2x Strategy Fund	483,706

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 97

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	237

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.

98 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 99

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

100 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE RYDEX FUNDS ANNUAL REPORT | 101

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

102 | THE RYDEX FUNDS ANNUAL REPORT

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12.31.2015

Rydex Variable Trust Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

RVASECF-ANN-2-1215x1216	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
BANKING FUND	8
BASIC MATERIALS FUND	15
BIOTECHNOLOGY FUND	22
CONSUMER PRODUCTS FUND	29
ELECTRONICS FUND	36
ENERGY FUND	43
ENERGY SERVICES FUND	50
FINANCIAL SERVICES FUND	56
HEALTH CARE FUND	64
INTERNET FUND	72
LEISURE FUND	79
PRECIOUS METALS FUND	86
REAL ESTATE FUND	92
RETAILING FUND	100
TECHNOLOGY FUND	107
TELECOMMUNICATIONS FUND	115
TRANSPORTATION FUND	122
UTILITIES FUND	129
NOTES TO FINANCIAL STATEMENTS	136
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	147
OTHER INFORMATION	148
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	150
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	153

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2015.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Fund’s holdings in issuers of the same or similar offerings. These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2015

As of December 16, 2015, the meeting of the Federal Open Market Committee of the U.S. Federal Reserve (the “Fed”) resulted in the Fed raising its target Federal Funds Rate by 25 basis points, its first hike in seven years. This decision to tighten monetary policy was in recognition that growth in the U.S. economy is sufficient to meet expectations in the current recovery. Historically, the period when the Fed begins to tighten leads to an initial sell-off in the bond market, as investors brace themselves for the ill-effects of restrictive monetary policy on the economy. Then, as investors realize the Fed is raising rates because the economy is strong, the fear of defaults diminishes and credit spreads tighten again.

The good news is that, while the U.S. economy may not be fast moving, it certainly has a lot of torque. This is creating strong tailwinds as we move into 2016. MasterCard Advisors’ data on holiday spending indicates that sales were up nearly 8% year over year. All told, the risk to fourth-quarter gross domestic product (“GDP”) is probably to the upside, even as most tracking estimates have been trimmed to around 1%. In addition, the El Niño weather pattern is moving into its most impactful period. Our research indicates that a strong El Niño can add 1% or more to GDP in the first quarter of the year.

A factor after the end of the period was market volatility, spurred by concerns over the price of oil and increasing anxiety over global growth. It was marked by turmoil across asset classes, with heavy drawdowns in a variety of indexes and geographies in the first half of January. The sell-off was brutal and unexpected, but initially there was not a corresponding spike in the key measure of equity market volatility, the VIX. However, the sell-off occurred in what is historically a seasonally strong time for equities, and the VIX did start to rise in January.

In China, the likely catalyst for the volatile start to the equity market in 2016 was the pending expiration of an insider selling ban. The ban was extended in response to the sell-off, but as expiring restrictions enable market participants to finally escape unwanted positions, a sell-off is inevitable. China’s problems extend beyond political interference in the markets and, despite attempts by policy-makers to quiet the turmoil, we expect to see more volatility. Chinese policymakers have also been struggling to protect the renminbi. Allowing it to depreciate in the short run could be negative for markets—particularly Chinese risk assets, and by extension, U.S. risk assets, as well as falling dollar prices for commodities, given China is a main consumer of commodities. In the long run, a depreciation would be positive for the Chinese manufacturing sector and European producers, who have significant exports to China.

Meanwhile, the persistent weakness in oil continues to exert its negative influence on all markets, especially corporate credit. Oil prices likely have further to fall: not until it reaches approximately $25 per barrel will we begin to see oil production shuttered, which should then set the stage to stabilize the energy sector.

The next few months are likely to be extremely volatile as markets continue to digest the sell-off that began 2016. However, monetary conditions remain highly supportive for global economic growth, despite the Federal Reserve’s recent actions. The index of leading economic indicators, comprised of 10 components whose changes typically precede changes in the U.S. economy, remains in positive territory and shows no warning signs of recession.

Additionally, if market turmoil continues, and lower oil prices dampen headline inflation, the Fed may delay further rate increases. Given strong employment growth and continued wage growth, along with a stimulative fiscal policy now in place, the U.S. economy is likely to thrive in 2016.

For the year ended December 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.38%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.81%. The return of the MSCI Emerging Markets Index* was -14.92%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 0.55% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -4.47%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	December 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500®Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2015

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2015 and ending December 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.61%	(8.84%)	$ 1,000.00	$ 911.60	$ 7.76
Basic Materials Fund	1.61%	(15.74%)	1,000.00	842.60	7.48
Biotechnology Fund	1.61%	(11.33%)	1,000.00	886.70	7.66
Consumer Products Fund	1.62%	4.50%	1,000.00	1,045.00	8.35
Electronics Fund	1.62%	(2.72%)	1,000.00	972.80	8.06
Energy Fund	1.62%	(28.16%)	1,000.00	718.40	7.02
Energy Services Fund	1.62%	(28.05%)	1,000.00	719.50	7.02
Financial Services Fund	1.62%	(3.17%)	1,000.00	968.30	8.04
Health Care Fund	1.61%	(8.74%)	1,000.00	912.60	7.76
Internet Fund	1.63%	3.05%	1,000.00	1,030.50	8.34
Leisure Fund	1.62%	(3.84%)	1,000.00	961.60	8.01
Precious Metals Fund	1.52%	(24.43%)	1,000.00	755.70	6.73
Real Estate Fund	1.62%	3.29%	1,000.00	1,032.90	8.30
Retailing Fund	1.62%	(5.84%)	1,000.00	941.60	7.93
Technology Fund	1.62%	(1.01%)	1,000.00	989.90	8.13
Telecommunications Fund	1.62%	(6.45%)	1,000.00	935.50	7.90
Transportation Fund	1.61%	(7.03%)	1,000.00	929.70	7.83
Utilities Fund	1.62%	3.50%	1,000.00	1,035.00	8.31

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.61%	5.00%	$ 1,000.00	$ 1,017.09	$ 8.19
Basic Materials Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Biotechnology Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Consumer Products Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Electronics Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Energy Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Energy Services Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Financial Services Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Health Care Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Internet Fund	1.63%	5.00%	1,000.00	1,016.99	8.29
Leisure Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Precious Metals Fund	1.52%	5.00%	1,000.00	1,017.54	7.73
Real Estate Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Retailing Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Technology Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Telecommunications Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Transportation Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Utilities Fund	1.62%	5.00%	1,000.00	1,017.04	8.24

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2015 to December 31, 2015.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the year ended December 31, 2015, Banking Fund returned -4.86%, compared with the S&P 500 Index, which returned 1.38%. The S&P 500 Financials Index returned -1.53%.

Within the sector, the thrifts & mortgage finance industry was the only one that contributed to return. The industry that detracted least was diversified financial services. The industry that detracted most was the lightly weighted commercial banks industry. The banks industry is the largest in the Fund, accounting for most of the Fund by weight, and as a whole it detracted from return; within that industry, the diversified banks sub-industry detracted from return while the regional banks sub-industry contributed to return.

JPMorgan Chase & Co., First Republic Bank, and HDFC Bank Ltd. ADR, were the holdings that contributed the most to the Fund’s return for the period. Banco Bradesco S.A. ADR, Itau Unibanco Holding S.A. ADR, and Banco Santander S.A. ADR detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.0%
Wells Fargo & Co.	3.9%
Citigroup, Inc.	3.9%
Bank of America Corp.	3.9%
U.S. Bancorp	2.9%
PNC Financial Services Group, Inc.	2.4%
Bank of New York Mellon Corp.	2.4%
Capital One Financial Corp.	2.2%
BB&T Corp.	1.9%
State Street Corp.	1.8%
Top Ten Total	29.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Banking Fund	-4.86%	4.19%	-4.37%
S&P 500 Financials Index	-1.53%	10.45%	-0.66%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2015
BANKING FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Banks - 94.6%
JPMorgan Chase & Co.	3,401	$224,568
Wells Fargo & Co.	4,070	221,244
Citigroup, Inc.	4,269	220,921
Bank of America Corp.	13,049	219,615
U.S. Bancorp	3,870	165,133
PNC Financial Services Group, Inc.	1,415	134,864
Bank of New York Mellon Corp.	3,259	134,337
Capital One Financial Corp.	1,686	121,695
BB&T Corp.	2,786	105,339
State Street Corp.	1,562	103,654
SunTrust Banks, Inc.	2,108	90,307
M&T Bank Corp.	735	89,068
Northern Trust Corp.	1,135	81,822
Fifth Third Bancorp	3,847	77,325
Citizens Financial Group, Inc.	2,732	71,551
Regions Financial Corp.	7,059	67,766
KeyCorp	4,930	65,027
ICICI Bank Ltd. ADR	7,866	61,590
Royal Bank of Canada	1,140	61,080
First Republic Bank	916	60,510
HDFC Bank Ltd. ADR	946	58,274
Huntington Bancshares, Inc.	5,194	57,446
Itau Unibanco Holding S.A. ADR	8,722	56,780
HSBC Holdings plc ADR	1,419	56,008
Toronto-Dominion Bank	1,423	55,739
Deutsche Bank AG	2,307	55,714
CIT Group, Inc.	1,382	54,865
Popular, Inc.	1,929	54,668
Signature Bank*	353	54,140
Credit Suisse Group AG ADR*	2,494	54,095
Banco Bradesco S.A. ADR	11,224	53,987
Bank of Montreal	956	53,938
Barclays plc ADR	4,092	53,032
Comerica, Inc.	1,254	52,455
UBS Group AG	2,682	51,950
ING Groep N.V. ADR	3,854	51,875
Bank of Nova Scotia	1,272	51,440
Credicorp Ltd.	523	50,898
Bancolombia S.A. ADR	1,885	50,424
Grupo Financiero Santander Mexico SAB de CV ADR	5,740	49,766
Banco Santander S.A. ADR	10,173	49,543
Canadian Imperial Bank of Commerce	752	49,534
Sumitomo Mitsui Financial Group, Inc. ADR	6,491	49,267
Banco Santander Chile ADR	2,781	49,057
Banco Bilbao Vizcaya Argentaria S.A. ADR	6,563	48,107
SVB Financial Group*	398	47,322
East West Bancorp, Inc.	1,129	46,921
Zions Bancorporation	1,665	45,455
PacWest Bancorp	1,012	43,617
Bank of the Ozarks, Inc.	809	40,013
Synovus Financial Corp.	1,226	39,698
Commerce Bancshares, Inc.	928	39,472
BOK Financial Corp.	657	39,281
First Citizens BancShares, Inc. — Class A	152	39,242
Cullen/Frost Bankers, Inc.	629	37,740
Western Alliance Bancorporation*	1,046	37,510
BankUnited, Inc.	1,037	37,394
Umpqua Holdings Corp.	2,275	36,173
Prosperity Bancshares, Inc.	749	35,847
Webster Financial Corp.	959	35,665
First Horizon National Corp.	2,420	35,138
PrivateBancorp, Inc. — Class A	843	34,580
FirstMerit Corp.	1,810	33,757
Associated Banc-Corp.	1,728	32,400
Home BancShares, Inc.	797	32,294
Bank of Hawaii Corp.	512	32,205
Cathay General Bancorp	992	31,079
United Bankshares, Inc.	840	31,072
Texas Capital Bancshares, Inc.*	609	30,097
TCF Financial Corp.	2,126	30,019
MB Financial, Inc.	926	29,975
Valley National Bancorp	3,040	29,944
IBERIABANK Corp.	541	29,793
UMB Financial Corp.	640	29,792
Wintrust Financial Corp.	613	29,743
FNB Corp.	2,206	29,428
BancorpSouth, Inc.	1,221	29,292
Fulton Financial Corp.	2,246	29,220
Hancock Holding Co.	1,130	28,442
Glacier Bancorp, Inc.	1,050	27,857
Pinnacle Financial Partners, Inc.	540	27,734
First Financial Bankshares, Inc.	900	27,153
Hilltop Holdings, Inc.*	1,385	26,620
Columbia Banking System, Inc.	814	26,463
South State Corp.	360	25,902
National Penn Bancshares, Inc.	2,091	25,782
Community Bank System, Inc.	644	25,721
CVB Financial Corp.	1,520	25,718
Great Western Bancorp, Inc.	840	24,377
Trustmark Corp.	1,050	24,192
Old National Bancorp	1,780	24,137
BBCN Bancorp, Inc.	1,360	23,419
First Midwest Bancorp, Inc.	1,260	23,222
LegacyTexas Financial Group, Inc.	880	22,018
Westamerica Bancorporation	453	21,178
Boston Private Financial Holdings, Inc.	1,657	18,790
Total Banks		5,310,321

Savings & Loans - 3.7%
New York Community Bancorp, Inc.	3,380	55,161
People’s United Financial, Inc.	2,690	43,444
Investors Bancorp, Inc.	3,250	40,430
First Niagara Financial Group, Inc.	3,535	38,355

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
BANKING FUND

	Shares	Value

Sterling Bancorp	1,698	$27,542
Total Savings & Loans		204,932

Insurance - 1.0%
Voya Financial, Inc.	1,506	55,586

Real Estate - 0.4%
HFF, Inc. — Class A	630	19,574

Total Common Stocks
(Cost $4,254,897)		5,590,413

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.6%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$35,055	35,055
Total Repurchase Agreement
(Cost $35,055)		35,055

Total Investments - 100.3%
(Cost $4,289,952)		$5,625,468
Other Assets & Liabilities, net - (0.3)%		(14,293)
Total Net Assets - 100.0%		$5,611,175

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$5,590,413	$—	$—	$5,590,413
Repurchase Agreement	—	35,055	—	35,055
Total	$5,590,413	$35,055	$—	$5,625,468

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $4,254,897)	$5,590,413
Repurchase agreements, at value (cost $35,055)	35,055
Total investments (cost $4,289,952)	5,625,468
Cash	4
Receivables:
Securities sold	215,293
Dividends	11,956
Total assets	5,852,721

Liabilities:
Payable for:
Fund shares redeemed	224,851
Management fees	4,843
Transfer agent and administrative fees	1,425
Investor service fees	1,425
Portfolio accounting fees	570
Miscellaneous	8,432
Total liabilities	241,546
Commitments and contingent liabilities (Note 11)	—
Net assets	$5,611,175

Net assets consist of:
Paid in capital	$7,168,726
Undistributed net investment income	45,284
Accumulated net realized loss on investments	(2,938,351)
Net unrealized appreciation on investments	1,335,516
Net assets	$5,611,175
Capital shares outstanding	496,070
Net asset value per share	$11.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $3,562)	$160,298
Income from securities lending, net	382
Interest	21
Total investment income	160,701

Expenses:
Management fees	61,679
Transfer agent and administrative fees	18,141
Investor service fees	18,141
Portfolio accounting fees	7,256
Custodian fees	840
Trustees’ fees*	373
Line of credit fees	79
Miscellaneous	8,908
Total expenses	115,417
Net investment income	45,284

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(445,372)
Net realized loss	(445,372)
Net change in unrealized appreciation (depreciation) on:
Investments	(367,270)
Net change in unrealized appreciation (depreciation)	(367,270)
Net realized and unrealized loss	(812,642)
Net decrease in net assets resulting from operations	$(767,358)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$45,284	$30,847
Net realized gain (loss) on investments	(445,372)	332,051
Net change in unrealized appreciation (depreciation) on investments	(367,270)	(396,698)
Net decrease in net assets resulting from operations	(767,358)	(33,800)

Distributions to shareholders from:
Net investment income	(28,893)	(62,481)
Net realized gains	—	(750,591)
Total distributions to shareholders	(28,893)	(813,072)

Capital share transactions:
Proceeds from sale of shares	32,522,040	15,730,256
Distributions reinvested	28,893	813,072
Cost of shares redeemed	(30,081,092)	(17,724,921)
Net increase (decrease) from capital share transactions	2,469,841	(1,181,593)
Net increase (decrease) in net assets	1,673,590	(2,028,465)

Net assets:
Beginning of year	3,937,585	5,966,050
End of year	$5,611,175	$3,937,585
Undistributed net investment income at end of year	$45,284	$28,893

Capital share activity:
Shares sold	2,711,044	1,098,114
Shares issued from reinvestment of distributions	2,277	68,096
Shares redeemed	(2,547,998)	(1,247,790)
Net increase (decrease) in shares	165,323	(81,580)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$11.91	$14.47	$13.40	$10.82	$13.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.08	.08	.11	.07
Net gain (loss) on investments (realized and unrealized)	(.65)	.43	3.73	2.50	(3.18)
Total from investment operations	(.58)	.51	3.81	2.61	(3.11)
Less distributions from:
Net investment income	(.02)	(.24)	(.20)	(.02)	(.05)
Net realized gains	—	(2.83)	(2.54)	(.01)	—
Total distributions	(.02)	(3.07)	(2.74)	(.03)	(.05)
Net asset value, end of period	$11.31	$11.91	$14.47	$13.40	$10.82

Total Return[b]	(4.86%)	3.42%	29.18%	24.22%	(22.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,611	$3,938	$5,966	$10,720	$2,595
Ratios to average net assets:
Net investment income (loss)	0.62%	0.56%	0.52%	0.89%	0.59%
Total expenses	1.59%	1.66%	1.64%	1.67%	1.71%
Portfolio turnover rate	388%	285%	438%	512%	1,518%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2015, Basic Materials Fund returned -17.30%, compared with a return of 1.38% for the S&P 500 Index. The S&P 500 Materials Index returned -8.38%.

The lightly weighted energy equipment & services industry was the only contributor to the Fund’s return for the period. The metals & mining industry was the largest detractor from the Fund’s return for the period, followed by the chemicals industry. Together, the last two industries accounted for almost all of the Fund by weight.

The top-performing holdings were Dow Chemical Co., Vulcan Materials Co., and Cytec Industries, Inc. The worst-performing holdings included Freeport-McMoRan, Inc., Vale S.A. ADR, and Mosaic Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Dow Chemical Co.	3.3%
EI du Pont de Nemours & Co.	3.3%
Monsanto Co.	2.7%
LyondellBasell Industries N.V. — Class A	2.6%
Ecolab, Inc.	2.4%
Praxair, Inc.	2.3%
Air Products & Chemicals, Inc.	2.2%
PPG Industries, Inc.	2.1%
Sherwin-Williams Co.	2.0%
International Paper Co.	1.6%
Top Ten Total	24.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Basic Materials Fund	-17.30%	-5.33%	2.97%
S&P 500 Materials Index	-8.38%	5.00%	6.23%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

16 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Chemicals - 50.3%
Dow Chemical Co.	3,245	$167,052
EI du Pont de Nemours & Co.	2,500	166,500
Monsanto Co.	1,413	139,208
LyondellBasell Industries N.V. — Class A	1,496	130,002
Ecolab, Inc.	1,064	121,699
Praxair, Inc.	1,124	115,098
Air Products & Chemicals, Inc.	859	111,764
PPG Industries, Inc.	1,100	108,702
Sherwin-Williams Co.	398	103,321
Eastman Chemical Co.	998	67,375
Airgas, Inc.	486	67,224
Celanese Corp. — Class A	985	66,320
International Flavors & Fragrances, Inc.	544	65,084
Mosaic Co.	2,328	64,229
CF Industries Holdings, Inc.	1,565	63,868
Potash Corporation of Saskatchewan, Inc.	3,655	62,574
Westlake Chemical Corp.	1,036	56,276
WR Grace & Co.*	561	55,870
Valspar Corp.	655	54,332
Axalta Coating Systems Ltd.*	2,020	53,833
Ashland, Inc.	521	53,507
Albemarle Corp.	933	52,257
RPM International, Inc.	1,172	51,638
FMC Corp.	1,257	49,186
NewMarket Corp.	120	45,688
Agrium, Inc.	490	43,777
Methanex Corp.	1,203	39,711
Huntsman Corp.	3,345	38,033
Syngenta AG ADR	460	36,216
Sensient Technologies Corp.	571	35,870
Olin Corp.	2,074	35,797
PolyOne Corp.	1,114	35,381
Cabot Corp.	837	34,217
Platform Specialty Products Corp.*	2,490	31,947
Chemtura Corp.*	1,054	28,743
HB Fuller Co.	786	28,665
Minerals Technologies, Inc.	595	27,287
Axiall Corp.	1,577	24,286
Chemours Co.	4,366	23,402
Total Chemicals		2,555,939

Mining - 19.4%
Alcoa, Inc.	7,930	78,269
Newmont Mining Corp.	3,737	67,228
Freeport-McMoRan, Inc.	9,436	63,882
Barrick Gold Corp.	7,970	58,818
BHP Billiton Ltd. ADR	2,276	58,630
Goldcorp, Inc.	4,960	57,338
Rio Tinto plc ADR	1,862	54,221
Agnico Eagle Mines Ltd.	1,813	47,646
Teck Resources Ltd. — Class B	12,014	46,374
Silver Wheaton Corp.	3,681	45,718
Southern Copper Corp.	1,699	44,378
Franco-Nevada Corp.	947	43,325
AngloGold Ashanti Ltd. ADR*	5,793	41,130
Randgold Resources Ltd. ADR	664	41,122
Eldorado Gold Corp.	12,129	36,023
Cia de Minas Buenaventura S.A.A. ADR*	8,115	34,732
Pan American Silver Corp.	5,323	34,600
Compass Minerals International, Inc.	455	34,248
Royal Gold, Inc.	897	32,714
Kaiser Aluminum Corp.	310	25,935
Stillwater Mining Co.*	2,485	21,296
Century Aluminum Co.*	3,369	14,891
Total Mining		982,518

Packaging & Containers - 11.7%
WestRock Co.	1,590	72,535
Ball Corp.	926	67,349
Sealed Air Corp.	1,418	63,243
Crown Holdings, Inc.*	1,133	57,443
Packaging Corporation of America	851	53,656
Berry Plastics Group, Inc.*	1,234	44,646
Bemis Company, Inc.	986	44,064
Graphic Packaging Holding Co.	3,410	43,750
Sonoco Products Co.	1,062	43,404
Silgan Holdings, Inc.	720	38,678
Owens-Illinois, Inc.*	2,072	36,094
KapStone Paper and Packaging Corp.	1,375	31,061
Total Packaging & Containers		595,923

Iron & Steel - 7.4%
Nucor Corp.	1,971	79,431
Vale S.A. ADR	18,006	59,240
Steel Dynamics, Inc.	2,536	45,318
Reliance Steel & Aluminum Co.	757	43,838
ArcelorMittal	10,337	43,622
Carpenter Technology Corp.	936	28,333
Commercial Metals Co.	1,978	27,079
Allegheny Technologies, Inc.	2,337	26,291
United States Steel Corp.	3,051	24,347
Total Iron & Steel		377,499

Building Materials - 5.6%
Vulcan Materials Co.	796	75,596
Martin Marietta Materials, Inc.	455	62,144
Cemex SAB de CV ADR*	9,722	54,152
Eagle Materials, Inc.	601	36,318
Louisiana-Pacific Corp.*	1,913	34,453
Boise Cascade Co.*	820	20,935
Total Building Materials		283,598

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
BASIC MATERIALS FUND

	Shares	Value

Forest Products & Paper - 2.4%
International Paper Co.	2,211	$83,354
Domtar Corp.	1,006	37,172
Total Forest Products & Paper		120,526

Household Products & Housewares - 1.0%
Avery Dennison Corp.	797	49,940

Miscellaneous Manufacturing - 0.9%
AptarGroup, Inc.	620	45,043

Housewares - 0.8%
Scotts Miracle-Gro Co. — Class A	650	41,932

Oil & Gas Services - 0.3%
Flotek Industries, Inc.*	1,464	16,748

Total Common Stocks
(Cost $3,135,240)		5,069,666

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.7%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$37,847	37,847
Total Repurchase Agreement
(Cost $37,847)		37,847

Total Investments - 100.5%
(Cost $3,173,087)		$5,107,513
Other Assets & Liabilities, net - (0.5)%		(23,769)
Total Net Assets - 100.0%		$5,083,744

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$5,069,666	$—	$—	$5,069,666
Repurchase Agreement	—	37,847	—	37,847
Total	$5,069,666	$37,847	$—	$5,107,513

For the year ended December 31, 2015, there were no transfers between levels.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $3,135,240)	$5,069,666
Repurchase agreements, at value (cost $37,847)	37,847
Total investments (cost $3,173,087)	5,107,513
Cash	267
Receivables:
Dividends	7,285
Fund shares sold	1,201
Interest	1
Total assets	5,116,267

Liabilities:
Payable for:
Fund shares redeemed	14,679
Management fees	3,887
Transfer agent and administrative fees	1,143
Investor service fees	1,143
Portfolio accounting fees	458
Miscellaneous	11,213
Total liabilities	32,523
Commitments and contingent liabilities (Note 11)	—
Net assets	$5,083,744

Net assets consist of:
Paid in capital	$4,664,910
Accumulated net investment loss	(31,965)
Accumulated net realized loss on investments	(1,483,627)
Net unrealized appreciation on investments	1,934,426
Net assets	$5,083,744
Capital shares outstanding	290,408
Net asset value per share	$17.51

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $3,099)	$148,073
Income from securities lending, net	2,732
Interest	18
Total investment income	150,823

Expenses:
Management fees	68,801
Transfer agent and administrative fees	20,236
Investor service fees	20,236
Portfolio accounting fees	8,094
Professional fees	6,736
Custodian fees	931
Trustees’ fees*	696
Line of credit fees	9
Miscellaneous	3,187
Total expenses	128,926
Net investment income	21,897

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	356,811
Net realized gain	356,811
Net change in unrealized appreciation (depreciation) on:
Investments	(1,993,177)
Net change in unrealized appreciation (depreciation)	(1,993,177)
Net realized and unrealized loss	(1,636,366)
Net decrease in net assets resulting from operations	$(1,614,469)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,897	$23,613
Net realized gain on investments	356,811	1,144,479
Net change in unrealized appreciation (depreciation) on investments	(1,993,177)	(1,523,262)
Net decrease in net assets resulting from operations	(1,614,469)	(355,170)

Distributions to shareholders from:
Net investment income	—	(394,161)
Net realized gains	—	(747,384)
Total distributions to shareholders	—	(1,141,545)

Capital share transactions:
Proceeds from sale of shares	18,671,873	30,818,302
Distributions reinvested	—	1,141,545
Cost of shares redeemed	(21,036,149)	(32,988,124)
Net decrease from capital share transactions	(2,364,276)	(1,028,277)
Net decrease in net assets	(3,978,745)	(2,524,992)

Net assets:
Beginning of year	9,062,489	11,587,481
End of year	$5,083,744	$9,062,489
Accumulated net investment loss at end of year	$(31,965)	$(72,909)

Capital share activity:
Shares sold	884,485	1,214,803
Shares issued from reinvestment of distributions	—	52,898
Shares redeemed	(1,022,405)	(1,306,301)
Net decrease in shares	(137,920)	(38,600)

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$21.16	$24.82	$26.08	$25.95	$36.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.05	.09	.17	(.02)
Net gain (loss) on investments (realized and unrealized)	(3.71)	(.44)	.20	2.45	(5.69)
Total from investment operations	(3.65)	(.39)	.29	2.62	(5.71)
Less distributions from:
Net investment income	—	(1.13)	(.19)	—	—
Net realized gains	—	(2.14)	(1.36)	(2.49)	(5.17)
Total distributions	—	(3.27)	(1.55)	(2.49)	(5.17)
Net asset value, end of period	$17.51	$21.16	$24.82	$26.08	$25.95

Total Return[b]	(17.30%)	(1.81%)	1.25%	10.72%	(16.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,084	$9,062	$11,587	$16,519	$15,894
Ratios to average net assets:
Net investment income (loss)	0.27%	0.18%	0.37%	0.62%	(0.06%)
Total expenses	1.59%	1.66%	1.64%	1.67%	1.71%
Portfolio turnover rate	228%	218%	350%	339%	193%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the year ended December 31, 2015, Biotechnology Fund gained 8.47%, compared with the S&P 500 Index, which returned 1.38%. The S&P 500 Health Care Index returned 6.89%.

Companies in the biotechnology industry compose most of the weight of the Fund. For the year, that group contributed the most to return, followed by the life sciences tools & services segment. The lightly weighted pharmaceuticals industry was the only industry to detract from the Fund’s return for the period.

The best-performing holdings in the Fund were Pharmacyclics, Inc., Synageva BioPharma Corp., and Dyax Corp. The worst-performing holdings in the Fund included Exact Sciences Corp., Chimerix, Inc., and Puma Biotechnology, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Gilead Sciences, Inc.	6.0%
Amgen, Inc.	5.5%
Celgene Corp.	5.0%
Biogen, Inc.	4.1%
Regeneron Pharmaceuticals, Inc.	3.6%
Alexion Pharmaceuticals, Inc.	3.4%
Vertex Pharmaceuticals, Inc.	2.9%
Illumina, Inc.	2.8%
Mylan N.V.	2.7%
Endo International plc	2.6%
Top Ten Total	38.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

22 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Biotechnology Fund	8.47%	27.26%	14.56%
S&P 500 Health Care Index	6.89%	20.29%	10.68%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	December 31, 2015
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Biotechnology - 63.7%
Gilead Sciences, Inc.	24,823	$2,511,838
Amgen, Inc.	14,320	2,324,565
Celgene Corp.*	17,523	2,098,553
Biogen, Inc.*	5,621	1,721,993
Regeneron Pharmaceuticals, Inc.*	2,795	1,517,322
Alexion Pharmaceuticals, Inc.*	7,393	1,410,215
Vertex Pharmaceuticals, Inc.*	9,541	1,200,544
Illumina, Inc.*	6,078	1,166,642
Incyte Corp.*	8,295	899,593
BioMarin Pharmaceutical, Inc.*	8,179	856,832
Alnylam Pharmaceuticals, Inc.*	6,533	615,017
Medivation, Inc.*	12,418	600,286
Ionis Pharmaceuticals, Inc.*	9,160	567,279
United Therapeutics Corp.*	3,513	550,171
Seattle Genetics, Inc.*	11,882	533,264
Ultragenyx Pharmaceutical, Inc.*	3,800	426,284
Bio-Rad Laboratories, Inc. — Class A*	2,998	415,703
Charles River Laboratories International, Inc.*	5,109	410,713
Intrexon Corp.*	12,310	371,147
Myriad Genetics, Inc.*	8,326	359,350
Kite Pharma, Inc.*	5,790	356,780
Intercept Pharmaceuticals, Inc.*	2,289	341,862
Medicines Co.*	9,096	339,645
Bluebird Bio, Inc.*	4,960	318,531
Halozyme Therapeutics, Inc.*	18,263	316,498
Novavax, Inc.*	34,491	289,379
Ligand Pharmaceuticals, Inc. — Class B*	2,631	285,253
Acorda Therapeutics, Inc.*	6,604	282,519
Prothena Corporation plc*	4,120	280,613
Achillion Pharmaceuticals, Inc.*	24,410	263,384
Celldex Therapeutics, Inc.*	16,381	256,854
Sage Therapeutics, Inc.*	4,330	252,439
ZIOPHARM Oncology, Inc.*	26,977	224,179
Puma Biotechnology, Inc.*	2,850	223,440
ARIAD Pharmaceuticals, Inc.*	35,482	221,763
Merrimack Pharmaceuticals, Inc.*	27,847	219,991
Juno Therapeutics, Inc.*	4,980	218,971
AMAG Pharmaceuticals, Inc.*	7,246	218,757
NewLink Genetics Corp.*	5,769	209,934
Momenta Pharmaceuticals, Inc.*	13,690	203,160
Repligen Corp.*	7,017	198,511
Exact Sciences Corp.*	20,736	191,393
ImmunoGen, Inc.*	11,100	150,627
PDL BioPharma, Inc.	41,830	148,078
Alder Biopharmaceuticals, Inc.*	3,550	117,257
PTC Therapeutics, Inc.*	3,020	97,848
Total Biotechnology		26,784,977

Pharmaceuticals - 33.3%
Mylan N.V.*	20,620	1,114,923
Endo International plc*	18,110	1,108,693
AbbVie, Inc.	17,830	1,056,249
Baxalta, Inc.	22,190	866,076
Nektar Therapeutics*	37,626	633,998
Quintiles Transnational Holdings, Inc.*	8,789	603,453
Anacor Pharmaceuticals, Inc.*	4,430	500,457
Dyax Corp.*	13,227	497,599
Jazz Pharmaceuticals plc*	3,480	489,149
OPKO Health, Inc.*	48,109	483,495
Neurocrine Biosciences, Inc.*	8,430	476,885
Alkermes plc*	5,769	457,943
ACADIA Pharmaceuticals, Inc.*	11,255	401,241
Horizon Pharma plc*	18,200	394,394
Impax Laboratories, Inc.*	8,647	369,746
Portola Pharmaceuticals, Inc.*	6,828	351,301
Ophthotech Corp.*	4,410	346,317
Radius Health, Inc.*	5,530	340,316
Agios Pharmaceuticals, Inc.*	5,130	333,040
TESARO, Inc.*	5,870	307,118
Insys Therapeutics, Inc.*	10,694	306,169
Sarepta Therapeutics, Inc.*	7,420	286,264
Ironwood Pharmaceuticals, Inc. — Class A*	23,323	270,314
Shire plc ADR	1,280	262,400
Cempra, Inc.*	8,390	261,181
Clovis Oncology, Inc.*	6,900	241,500
Akorn, Inc.*	6,000	223,860
Depomed, Inc.*	12,050	218,467
Pacira Pharmaceuticals, Inc.*	2,300	176,617
Amicus Therapeutics, Inc.*	16,530	160,341
Heron Therapeutics, Inc.*	5,190	138,573
Relypsa, Inc.*	4,090	115,911
Eagle Pharmaceuticals, Inc.*	1,270	112,611
Chimerix, Inc.*	7,519	67,295
Total Pharmaceuticals		13,973,896

Healthcare-Products - 2.6%
Bio-Techne Corp.	4,314	388,260
QIAGEN N.V.*	13,305	367,883
Cepheid*	9,245	337,720
Total Healthcare-Products		1,093,863

Total Common Stocks
(Cost $24,173,919)		41,852,736

RIGHTS††† - 0.0%
Chelsea Therapeutics International
Expires 12/31/17*	18,097	—
Clinical Data, Inc.
Expires 12/31/20*	4,730	—
Total Rights
(Cost $1,341)		—

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
BIOTECHNOLOGY FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,1 - 0.5%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$208,218	$208,218
Total Repurchase Agreement
(Cost $208,218)		208,218

Total Investments - 100.1%
(Cost $24,383,478)		$42,060,954
Other Assets & Liabilities, net - (0.1)%		(56,234)
Total Net Assets - 100.0%		$42,004,720

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$41,852,736	$—	$—	$41,852,736
Repurchase Agreement	—	208,218	—	208,218
Rights	—	—	—	—
Total	$41,852,736	$208,218	$—	$42,060,954

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $24,175,260)	$41,852,736
Repurchase agreements, at value (cost $208,218)	208,218
Total investments (cost $24,383,478)	42,060,954
Receivables:
Fund shares sold	54,640
Dividends	839
Interest	1
Total assets	42,116,434

Liabilities:
Payable for:
Management fees	29,909
Transfer agent and administrative fees	8,797
Investor service fees	8,797
Securities purchased	5,214
Portfolio accounting fees	3,518
Fund shares redeemed	142
Miscellaneous	55,337
Total liabilities	111,714
Commitments and contingent liabilities (Note 11)	—
Net assets	$42,004,720

Net assets consist of:
Paid in capital	$28,104,578
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,777,334)
Net unrealized appreciation on investments	17,677,476
Net assets	$42,004,720
Capital shares outstanding	504,723
Net asset value per share	$83.22

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends	$111,871
Income from securities lending, net	102,628
Interest	122
Total investment income	214,621

Expenses:
Management fees	430,674
Transfer agent and administrative fees	126,668
Investor service fees	126,668
Portfolio accounting fees	50,667
Professional fees	41,380
Custodian fees	5,847
Trustees’ fees*	2,326
Line of credit fees	656
Miscellaneous	24,160
Total expenses	809,046
Net investment loss	(594,425)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,537,953)
Net realized loss	(1,537,953)
Net change in unrealized appreciation (depreciation) on:
Investments	974,729
Net change in unrealized appreciation (depreciation)	974,729
Net realized and unrealized loss	(563,224)
Net decrease in net assets resulting from operations	$(1,157,649)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(594,425)	$(275,654)
Net realized gain (loss) on investments	(1,537,953)	4,753,200
Net change in unrealized appreciation (depreciation) on investments	974,729	2,373,904
Net increase (decrease) in net assets resulting from operations	(1,157,649)	6,851,450

Capital share transactions:
Proceeds from sale of shares	85,983,598	61,464,713
Cost of shares redeemed	(80,914,836)	(56,722,008)
Net increase from capital share transactions	5,068,762	4,742,705
Net increase in net assets	3,911,113	11,594,155

Net assets:
Beginning of year	38,093,607	26,499,452
End of year	$42,004,720	$38,093,607
Undistributed net investment income at end of year	$—	$2,871

Capital share activity:
Shares sold	963,500	907,407
Shares redeemed	(955,377)	(869,201)
Net increase in shares	8,123	38,206

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$76.71	$57.81	$37.49	$27.58	$24.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.02)	(.62)	(.56)	(.47)	(.41)
Net gain (loss) on investments (realized and unrealized)	7.53	19.52	20.88	10.38	3.06
Total from investment operations	6.51	18.90	20.32	9.91	2.65
Net asset value, end of period	$83.22	$76.71	$57.81	$37.49	$27.58

Total Return[b]	8.47%	32.69%	54.20%	35.98%	10.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,005	$38,094	$26,499	$19,080	$11,846
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(0.92%)	(1.15%)	(1.33%)	(1.51%)
Total expenses	1.60%	1.66%	1.63%	1.68%	1.71%
Portfolio turnover rate	161%	165%	277%	294%	502%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the year ended December 31, 2015, Consumer Products Fund returned 6.22%, compared with a return of 1.38% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned 6.60%.

The tobacco industry was the largest contributor to the Fund’s return for the period, followed by the beverages industry. The food & staples retailing industry detracted the most from the Fund’s return.

Fund performance for the year got the biggest boost from Reynolds American, Inc., Kraft Heinz Co., and Altria Group, Inc. The Fund’s weakest performers during the year were Archer-Daniels-Midland Co., Procter & Gamble Co., and Whole Foods Market, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.0%
Coca-Cola Co.	4.6%
PepsiCo, Inc.	4.2%
Philip Morris International, Inc.	4.0%
Altria Group, Inc.	3.7%
Kraft Heinz Co.	3.3%
Mondelez International, Inc. — Class A	2.9%
Reynolds American, Inc.	2.8%
Colgate-Palmolive Co.	2.7%
Kimberly-Clark Corp.	2.3%
Top Ten Total	35.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Consumer Products Fund	6.22%	13.74%	10.27%
S&P 500 Consumer Staples Index	6.60%	14.51%	11.04%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

30 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Food - 37.9%
Kraft Heinz Co.	14,710	$1,070,300
Mondelez International, Inc. — Class A	20,999	941,594
Kroger Co.	17,072	714,122
General Mills, Inc.	11,774	678,889
Kellogg Co.	7,986	577,148
Sysco Corp.	13,335	546,735
Tyson Foods, Inc. — Class A	9,873	526,527
Hormel Foods Corp.	6,322	499,944
ConAgra Foods, Inc.	11,566	487,623
Hershey Co.	5,444	485,986
Campbell Soup Co.	8,714	457,921
JM Smucker Co.	3,363	414,792
Whole Foods Market, Inc.	11,512	385,652
McCormick & Company, Inc.	4,472	382,624
WhiteWave Foods Co. — Class A*	7,572	294,627
Ingredion, Inc.	2,928	280,620
Pilgrim’s Pride Corp.	12,520	276,567
BRF S.A. ADR	18,127	250,515
Pinnacle Foods, Inc.	5,900	250,514
Flowers Foods, Inc.	11,071	237,916
Sprouts Farmers Market, Inc.*	8,765	233,061
Post Holdings, Inc.*	3,620	223,354
Hain Celestial Group, Inc.*	5,356	216,329
TreeHouse Foods, Inc.*	2,528	198,347
Lancaster Colony Corp.	1,703	196,628
Cal-Maine Foods, Inc.	3,490	161,727
B&G Foods, Inc.	4,470	156,539
United Natural Foods, Inc.*	3,819	150,316
Darling Ingredients, Inc.*	14,238	149,784
SUPERVALU, Inc.*	21,806	147,845
Sanderson Farms, Inc.	1,870	144,962
Dean Foods Co.	8,094	138,812
Diamond Foods, Inc.*	3,060	117,963
Fresh Market, Inc.*	4,920	115,226
Blue Buffalo Pet Products, Inc.*	5,640	105,524
Snyder’s-Lance, Inc.	2,410	82,663
Total Food		12,299,696

Beverages – 23.9%
Coca-Cola Co.	35,052	1,505,833
PepsiCo, Inc.	13,591	1,358,013
Monster Beverage Corp.*	4,266	635,463
Constellation Brands, Inc. — Class A	4,289	610,926
Brown-Forman Corp. — Class B	5,019	498,286
Dr Pepper Snapple Group, Inc.	4,958	462,086
Molson Coors Brewing Co. — Class B	4,861	456,545
Keurig Green Mountain, Inc.	4,722	424,886
Anheuser-Busch InBev S.A. ADR	3,188	398,500
Coca-Cola Enterprises, Inc.	7,807	384,417
Ambev S.A. ADR	71,841	320,411
Fomento Economico Mexicano SAB de CV ADR	2,861	264,213
Diageo plc ADR	2,320	253,042
Boston Beer Company, Inc. — Class A*	860	173,643
Total Beverages		7,746,264

Agriculture - 15.2%
Philip Morris International, Inc.	14,872	1,307,397
Altria Group, Inc.	20,408	1,187,949
Reynolds American, Inc.	19,793	913,447
Archer-Daniels-Midland Co.	14,795	542,680
Bunge Ltd.	5,137	350,754
British American Tobacco plc ADR	2,050	226,423
Vector Group Ltd.	8,260	194,853
Universal Corp.	2,200	123,376
Andersons, Inc.	3,250	102,798
Total Agriculture		4,949,677

Cosmetics & Personal Care - 12.6%
Procter & Gamble Co.	20,402	1,620,122
Colgate-Palmolive Co.	13,020	867,392
Estee Lauder Companies, Inc. — Class A	7,178	632,095
Coty, Inc. — Class A	12,570	322,169
Unilever N.V. — Class Y	6,383	276,512
Edgewell Personal Care Co.	3,080	241,380
Avon Products, Inc.	36,233	146,744
Total Cosmetics & Personal Care		4,106,414

Household Products & Housewares - 5.6%
Kimberly-Clark Corp.	5,873	747,633
Clorox Co.	3,369	427,290
Church & Dwight Company, Inc.	4,476	379,923
Spectrum Brands Holdings, Inc.	2,640	268,752
Total Household Products & Housewares		1,823,598

Pharmaceuticals - 2.6%
Mead Johnson Nutrition Co. — Class A	5,579	440,462
Herbalife Ltd.*	4,751	254,749
USANA Health Sciences, Inc.*	1,070	136,693
Total Pharmaceuticals		831,904

Retail - 1.2%
Casey’s General Stores, Inc.	1,977	238,130
Nu Skin Enterprises, Inc. — Class A	4,328	163,988
Total Retail		402,118

Electrical Components & Equipment - 0.5%
Energizer Holdings, Inc.	4,590	156,335

Total Common Stocks
(Cost $23,510,120)		32,316,006

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
CONSUMER PRODUCTS FUND

	Shares	Value

RIGHTS††† - 0.0%
Casa Ley
Expires 01/17/19*	7,547	$—
PDC
Expires 01/17/17*	7,547	—
Total Rights
(Cost $1,815)		—

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.8%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$275,841	275,841
Total Repurchase Agreement
(Cost $275,841)		275,841

Total Investments - 100.3%
(Cost $23,787,776)		$32,591,847
Other Assets & Liabilities, net - (0.3)%		(110,371)
Total Net Assets - 100.0%		$32,481,476

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$32,316,006	$—	$—	$32,316,006
Repurchase Agreement	—	275,841	—	275,841
Rights	—	—	—	—
Total	$32,316,006	$275,841	$—	$32,591,847

For the year ended December 31, 2015, there were no transfers between levels.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $23,511,935)	$32,316,006
Repurchase agreements, at value (cost $275,841)	275,841
Total investments (cost $23,787,776)	32,591,847
Cash	892
Receivables:
Fund shares sold	400,942
Dividends	85,016
Foreign taxes reclaim	1,723
Interest	1
Total assets	33,080,421

Liabilities:
Payable for:
Securities purchased	455,214
Fund shares redeemed	71,567
Management fees	23,157
Transfer agent and administrative fees	6,811
Investor service fees	6,811
Portfolio accounting fees	2,724
Miscellaneous	32,661
Total liabilities	598,945
Commitments and contingent liabilities (Note 11)	—
Net assets	$32,481,476

Net assets consist of:
Paid in capital	$24,712,544
Undistributed net investment income	241,177
Accumulated net realized loss on investments	(1,276,316)
Net unrealized appreciation on investments	8,804,071
Net assets	$32,481,476
Capital shares outstanding	527,619
Net asset value per share	$61.56

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $3,161)	$639,508
Income from securities lending, net	6,443
Interest	55
Total investment income	646,006

Expenses:
Management fees	214,661
Transfer agent and administrative fees	63,136
Investor service fees	63,135
Portfolio accounting fees	25,254
Professional fees	21,765
Custodian fees	2,910
Trustees’ fees*	1,357
Line of credit fees	46
Miscellaneous	13,354
Total expenses	405,618
Net investment income	240,388

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	531,182
Net realized gain	531,182
Net change in unrealized appreciation (depreciation) on:
Investments	459,298
Net change in unrealized appreciation (depreciation)	459,298
Net realized and unrealized gain	990,480
Net increase in net assets resulting from operations	$1,230,868

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$240,388	$133,614
Net realized gain on investments	531,182	480,911
Net change in unrealized appreciation (depreciation) on investments	459,298	1,598,468
Net increase in net assets resulting from operations	1,230,868	2,212,993

Distributions to shareholders from:
Net investment income	(129,833)	(123,883)
Net realized gains	(778,537)	(1,472,803)
Total distributions to shareholders	(908,370)	(1,596,686)

Capital share transactions:
Proceeds from sale of shares	74,587,420	49,243,639
Distributions reinvested	908,370	1,596,686
Cost of shares redeemed	(69,426,616)	(40,815,155)
Net increase from capital share transactions	6,069,174	10,025,170
Net increase in net assets	6,391,672	10,641,477

Net assets:
Beginning of year	26,089,804	15,448,327
End of year	$32,481,476	$26,089,804
Undistributed net investment income at end of year	$241,177	$133,085

Capital share activity:
Shares sold	1,225,893	824,162
Shares issued from reinvestment of distributions	14,970	26,840
Shares redeemed	(1,146,702)	(688,835)
Net increase in shares	94,161	162,167

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$60.19	$56.94	$45.02	$41.82	$37.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.42	.38	.46	.41
Net gain (loss) on investments (realized and unrealized)	3.14	6.72	12.31	3.33	4.70
Total from investment operations	3.72	7.14	12.69	3.79	5.11
Less distributions from:
Net investment income	(.34)	(.30)	(.77)	(.59)	(.62)
Net realized gains	(2.01)	(3.59)	—	—	—
Total distributions	(2.35)	(3.89)	(.77)	(.59)	(.62)
Net asset value, end of period	$61.56	$60.19	$56.94	$45.02	$41.82

Total Return[b]	6.22%	12.63%	28.25%	9.05%	13.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,481	$26,090	$15,448	$15,604	$23,092
Ratios to average net assets:
Net investment income (loss)	0.95%	0.70%	0.72%	1.06%	1.02%
Total expenses	1.61%	1.66%	1.64%	1.67%	1.69%
Portfolio turnover rate	225%	194%	438%	636%	368%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the year ended December 31, 2015, Electronics Fund returned 2.10%, compared with a return of 1.38% for the S&P 500 Index. The S&P 500 Information Technology Index returned 5.93%.

At the sub-industry level, the semiconductors group accounted for almost all of the Fund by weight, and was the largest contributor to return. The semiconductor equipment sub-industry detracted from return.

For the year, Fund performance got the biggest boost from Nvidia Corp., Broadcom Corp. — Class A, and Avago Technologies Ltd. Holdings detracting the most from the Fund’s performance for the period were Micron Technology, Inc., SunEdison, Inc., and Applied Materials, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.9%
Texas Instruments, Inc.	5.2%
Avago Technologies Ltd.	4.3%
Broadcom Corp. — Class A	4.3%
Applied Materials, Inc.	3.3%
NXP Semiconductor N.V.	3.3%
NVIDIA Corp.	3.0%
Analog Devices, Inc.	2.9%
Skyworks Solutions, Inc.	2.7%
Micron Technology, Inc.	2.7%
Top Ten Total	40.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Electronics Fund	2.10%	7.56%	3.06%
S&P 500 Information Technology Index	5.93%	13.95%	9.40%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	December 31, 2015
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Semiconductors - 91.9%
Intel Corp.	13,905	$479,028
Texas Instruments, Inc.	5,084	278,654
Avago Technologies Ltd.	1,582	229,627
Broadcom Corp. — Class A	3,969	229,488
Applied Materials, Inc.	9,603	179,288
NXP Semiconductor N.V.*	2,100	176,898
NVIDIA Corp.	4,873	160,614
Analog Devices, Inc.	2,860	158,216
Skyworks Solutions, Inc.	1,897	145,747
Micron Technology, Inc.*	10,239	144,984
Taiwan Semiconductor Manufacturing Company Ltd. ADR	6,015	136,841
Lam Research Corp.	1,690	134,220
Xilinx, Inc.	2,813	132,127
Maxim Integrated Products, Inc.	3,331	126,578
KLA-Tencor Corp.	1,817	126,009
Linear Technology Corp.	2,839	120,572
Microchip Technology, Inc.	2,471	115,000
Qorvo, Inc.*	1,962	99,866
Marvell Technology Group Ltd.	10,057	88,703
Teradyne, Inc.	3,737	77,244
ASML Holding N.V. — Class G	870	77,230
ON Semiconductor Corp.*	7,803	76,469
Integrated Device Technology, Inc.*	2,824	74,412
ARM Holdings plc ADR	1,626	73,560
Atmel Corp.	8,416	72,462
Cavium, Inc.*	1,097	72,084
Cypress Semiconductor Corp.*	7,106	69,710
Microsemi Corp.*	2,091	68,146
Mellanox Technologies Ltd.*	1,517	63,926
Synaptics, Inc.*	793	63,710
Cree, Inc.*	2,353	62,755
Himax Technologies, Inc. ADR	7,402	60,696
Monolithic Power Systems, Inc.	947	60,333
Fairchild Semiconductor International, Inc. — Class A*	2,862	59,272
PMC-Sierra, Inc.*	4,992	58,007
M/A-COM Technology Solutions Holdings, Inc.*	1,407	57,532
Silicon Laboratories, Inc.*	1,097	53,248
Cirrus Logic, Inc.*	1,787	52,770
MKS Instruments, Inc.	1,434	51,624
Ambarella, Inc.*	900	50,166
OmniVision Technologies, Inc.*	1,716	49,798
Intersil Corp. — Class A	3,804	48,539
Tessera Technologies, Inc.	1,540	46,215
Power Integrations, Inc.	924	44,934
Rambus, Inc.*	3,763	43,613
Semtech Corp.*	2,155	40,773
Veeco Instruments, Inc.*	1,658	34,088
Inphi Corp.*	722	19,508
Total Semiconductors		4,945,284

Energy-Alternate Sources - 6.1%
First Solar, Inc.*	1,437	94,828
Canadian Solar, Inc.*	2,596	75,180
Trina Solar Ltd. ADR*	5,890	64,908
JinkoSolar Holding Company Ltd. ADR*	2,299	63,613
SunEdison, Inc.*	5,518	28,087
Total Energy-Alternate Sources		326,616

Electrical Components & Equipment - 1.4%
SunPower Corp. — Class A*	2,454	73,645

Total Common Stocks
(Cost $3,171,871)		5,345,545

	Face Amount

REPURCHASE AGREEMENT††,1 - 1.2%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$62,837	62,837
Total Repurchase Agreement
(Cost $62,837)		62,837

Total Investments - 100.6%
(Cost $3,234,708)		$5,408,382
Other Assets & Liabilities, net - (0.6)%		(34,098)
Total Net Assets - 100.0%		$5,374,284

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
ELECTRONICS FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$5,345,545	$—	$—	$5,345,545
Repurchase Agreement	—	62,837	—	62,837
Total	$5,345,545	$62,837	$—	$5,408,382

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $3,171,871)	$5,345,545
Repurchase agreements, at value (cost $62,837)	62,837
Total investments (cost $3,234,708)	5,408,382
Receivables:
Securities sold	164,810
Fund shares sold	26,648
Dividends	1,375
Interest	1
Total assets	5,601,216

Liabilities:
Payable for:
Fund shares redeemed	164,459
Securities purchased	48,060
Management fees	3,744
Transfer agent and administrative fees	1,101
Investor service fees	1,101
Portfolio accounting fees	440
Miscellaneous	8,027
Total liabilities	226,932
Commitments and contingent liabilities (Note 11)	—
Net assets	$5,374,284

Net assets consist of:
Paid in capital	$5,846,729
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,646,119)
Net unrealized appreciation on investments	2,173,674
Net assets	$5,374,284
Capital shares outstanding	109,614
Net asset value per share	$49.03

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $2,538)	$83,547
Income from securities lending, net	5,783
Interest	16
Total investment income	89,346

Expenses:
Management fees	59,339
Transfer agent and administrative fees	17,452
Investor service fees	17,452
Portfolio accounting fees	6,981
Professional fees	5,760
Custodian fees	804
Trustees’ fees*	448
Line of credit fees	13
Miscellaneous	2,739
Total expenses	110,988
Net investment loss	(21,642)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	213,854
Net realized gain	213,854
Net change in unrealized appreciation (depreciation) on:
Investments	(716,694)
Net change in unrealized appreciation (depreciation)	(716,694)
Net realized and unrealized loss	(502,840)
Net decrease in net assets resulting from operations	$(524,482)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(21,642)	$(1,024)
Net realized gain (loss) on investments	213,854	(479,675)
Net change in unrealized appreciation (depreciation) on investments	(716,694)	1,359,813
Net increase (decrease) in net assets resulting from operations	(524,482)	879,114

Capital share transactions:
Proceeds from sale of shares	25,378,438	32,517,739
Cost of shares redeemed	(26,890,110)	(29,247,035)
Net increase (decrease) from capital share transactions	(1,511,672)	3,270,704
Net increase (decrease) in net assets	(2,036,154)	4,149,818

Net assets:
Beginning of year	7,410,438	3,260,620
End of year	$5,374,284	$7,410,438
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	502,300	743,900
Shares redeemed	(547,036)	(673,572)
Net increase (decrease) in shares	(44,736)	70,328

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$48.01	$38.81	$28.78	$28.52	$94.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.01)	— [b]	.06	(.58)
Net gain (loss) on investments (realized and unrealized)	1.17	9.21	10.12	.20	(11.64)
Total from investment operations	1.02	9.20	10.12	.26	(12.22)
Less distributions from:
Net investment income	—	—	(.09)	—	—
Net realized gains	—	—	—	—	(53.60)
Total distributions	—	—	(.09)	—	(53.60)
Net asset value, end of period	$49.03	$48.01	$38.81	$28.78	$28.52

Total Return[c]	2.10%	23.74%	35.05%	1.05%	(16.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,374	$7,410	$3,261	$3,860	$3,053
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.01%)	0.02%	0.19%	(0.68%)
Total expenses	1.59%	1.66%	1.64%	1.67%	1.72%
Portfolio turnover rate	351%	381%	745%	910%	859%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods present through April 5, 2013 have been restated to reflect a 1:10 reverse share split.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the year ended December 31, 2015, Energy Fund returned -30.22%, compared with the 1.38% return of the S&P 500 Index. The S&P 500 Energy Index returned -21.12%.

At the sub-industry level, the oil & gas exploration & production group was the largest detractor from the Fund’s return for the period, followed by the oil & gas storage & transportation group. The oil & gas refining & marketing group was the only contributor to return.

Valero Energy Corp., Cameron International Corp., and Tesoro Corp. contributed the most to the Fund’s return for the year. Holdings detracting the most from performance were Kinder Morgan Inc., Anadarko Petroleum Corp., and Williams Companies, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.1%
Chevron Corp.	4.4%
Schlumberger Ltd.	3.3%
ConocoPhillips	2.6%
Occidental Petroleum Corp.	2.5%
Phillips 66	2.3%
EOG Resources, Inc.	2.2%
Kinder Morgan, Inc.	2.0%
Valero Energy Corp.	1.9%
Halliburton Co.	1.9%
Top Ten Total	29.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Energy Fund	-30.22%	-7.53%	-1.08%
S&P 500 Energy Index	-21.12%	-0.07%	4.04%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Oil & Gas - 71.1%
Exxon Mobil Corp.	15,414	$1,201,522
Chevron Corp.	9,669	869,823
ConocoPhillips	11,168	521,433
Occidental Petroleum Corp.	7,258	490,712
Phillips 66	5,444	445,320
EOG Resources, Inc.	5,990	424,032
Valero Energy Corp.	5,376	380,137
Anadarko Petroleum Corp.	7,112	345,501
Marathon Petroleum Corp.	6,658	345,151
Pioneer Natural Resources Co.	2,349	294,518
Apache Corp.	6,376	283,541
Devon Energy Corp.	8,399	268,768
Noble Energy, Inc.	7,976	262,650
Hess Corp.	5,208	252,484
Concho Resources, Inc.*	2,544	236,236
Tesoro Corp.	2,201	231,919
Cheniere Energy, Inc.*	5,589	208,190
Marathon Oil Corp.	16,246	204,537
Continental Resources, Inc.*	8,808	202,408
Equities Corp.	3,836	199,971
Cabot Oil & Gas Corp. — Class A	11,202	198,163
Cimarex Energy Co.	2,164	193,418
BP plc ADR	6,125	191,468
Royal Dutch Shell plc — Class A ADR	3,908	178,947
HollyFrontier Corp.	4,429	176,673
Transocean Ltd.	14,173	175,461
Ensco plc — Class A	11,194	172,275
Antero Resources Corp.*	7,680	167,424
Helmerich & Payne, Inc.	3,093	165,629
Newfield Exploration Co.*	4,944	160,977
Petroleo Brasileiro S.A. ADR*	37,276	160,287
Noble Corporation plc	14,881	156,995
Suncor Energy, Inc.	6,000	154,800
Range Resources Corp.	6,140	151,105
Canadian Natural Resources Ltd.	6,724	146,785
Diamondback Energy, Inc.*	2,180	145,842
Encana Corp.	28,508	145,106
Murphy Oil Corp.	6,061	136,069
Southwestern Energy Co.*	18,773	133,476
Chesapeake Energy Corp.	29,610	133,245
Memorial Resource Development Corp.*	8,230	132,915
YPF S.A. ADR	8,260	129,847
PBF Energy, Inc. — Class A	3,345	123,129
Parsley Energy, Inc. — Class A*	6,620	122,139
Statoil ASA ADR	8,730	121,871
Energen Corp.	2,919	119,650
Western Refining, Inc.	3,310	117,902
Nabors Industries Ltd.	13,582	115,583
Gulfport Energy Corp.*	4,681	115,012
Diamond Offshore Drilling, Inc.	5,405	114,046
QEP Resources, Inc.	8,414	112,748
Cenovus Energy, Inc.	8,810	111,182
RSP Permian, Inc.*	4,530	110,487
CNOOC Ltd. ADR	1,050	109,599
Seadrill Ltd.*	31,831	107,907
Cobalt International Energy, Inc.*	19,265	104,031
Patterson-UTI Energy, Inc.	6,687	100,840
PDC Energy, Inc.*	1,838	98,112
Whiting Petroleum Corp.*	10,377	97,959
Laredo Petroleum, Inc.*	11,980	95,720
Rice Energy, Inc.*	8,460	92,214
Rowan Companies plc — Class A	5,370	91,022
Carrizo Oil & Gas, Inc.*	3,071	90,840
Matador Resources Co.*	4,410	87,186
WPX Energy, Inc.*	15,025	86,244
Delek US Holdings, Inc.	3,490	85,854
SM Energy Co.	4,123	81,058
Oasis Petroleum, Inc.*	9,344	68,865
Alon USA Energy, Inc.	4,540	67,374
Atwood Oceanics, Inc.	4,950	50,639
Ultra Petroleum Corp.*	10,270	25,675
Total Oil & Gas		14,000,648

Oil & Gas Services - 14.4%
Schlumberger Ltd.	9,174	639,887
Halliburton Co.	11,051	376,176
Baker Hughes, Inc.	7,038	324,804
National Oilwell Varco, Inc.	7,131	238,817
Cameron International Corp.*	3,759	237,569
FMC Technologies, Inc.*	6,002	174,118
Weatherford International plc*	18,689	156,801
Oceaneering International, Inc.	3,447	129,331
Core Laboratories N.V.	1,181	128,422
Dril-Quip, Inc.*	1,719	101,816
Superior Energy Services, Inc.	7,375	99,341
Targa Resources Corp.	3,200	86,592
Oil States International, Inc.*	2,872	78,262
Bristow Group, Inc.	2,660	68,894
Total Oil & Gas Services		2,840,830

Pipelines - 9.5%
Kinder Morgan, Inc.	26,259	391,784
Williams Companies, Inc.	12,482	320,787
Spectra Energy Corp.	11,525	275,909
Plains GP Holdings, LP — Class A	20,020	189,189
Columbia Pipeline Group, Inc.	9,240	184,800
ONEOK, Inc.	7,059	174,075
Enbridge, Inc.	4,200	139,398
TransCanada Corp.	3,450	112,436
SemGroup Corp. — Class A	2,800	80,808
Total Pipelines		1,869,186

Transportation - 1.6%
Teekay Corp.	14,930	147,360
Golar LNG Ltd.	8,520	134,531

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
ENERGY FUND

	Shares	Value

Tidewater, Inc.	6,389	$44,467
Total Transportation		326,358

Mining - 0.9%
Cameco Corp.	9,109	112,314
US Silica Holdings, Inc.	3,685	69,020
Total Mining		181,334

Metal Fabricate & Hardware - 0.7%
Tenaris S.A. ADR	5,438	129,424

Retail - 0.6%
World Fuel Services Corp.	2,890	111,149

Coal - 0.5%
CONSOL Energy, Inc.	12,156	96,032

Energy-Alternate Sources - 0.3%
Green Plains, Inc.	2,240	51,296

Total Common Stocks
(Cost $16,692,329)		19,606,257

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.7%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$138,926	138,926
Total Repurchase Agreement
(Cost $138,926)		138,926

Total Investments - 100.3%
(Cost $16,831,255)		$19,745,183
Other Assets & Liabilities, net - (0.3)%		(62,948)
Total Net Assets - 100.0%		$19,682,235

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$19,606,257	$—	$—	$19,606,257
Repurchase Agreement	—	138,926	—	138,926
Total	$19,606,257	$138,926	$—	$19,745,183

For the year ended December 31, 2015, there were no transfers between levels.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $16,692,329)	$19,606,257
Repurchase agreements, at value (cost $138,926)	138,926
Total investments (cost $16,831,255)	19,745,183
Cash	2,823
Receivables:
Securities sold	113,182
Fund shares sold	18,130
Dividends	14,018
Interest	1
Total assets	19,893,337

Liabilities:
Payable for:
Fund shares redeemed	154,073
Management fees	14,615
Transfer agent and administrative fees	4,299
Investor service fees	4,299
Portfolio accounting fees	1,719
Miscellaneous	32,097
Total liabilities	211,102
Commitments and contingent liabilities (Note 11)	—
Net assets	$19,682,235

Net assets consist of:
Paid in capital	$25,794,608
Undistributed net investment income	221,703
Accumulated net realized loss on investments	(9,248,004)
Net unrealized appreciation on investments	2,913,928
Net assets	$19,682,235
Capital shares outstanding	1,281,614
Net asset value per share	$15.36

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $6,134)	$578,876
Income from securities lending, net	31,444
Interest	53
Total investment income	610,373

Expenses:
Management fees	206,733
Transfer agent and administrative fees	60,804
Investor service fees	60,804
Portfolio accounting fees	24,321
Professional fees	20,229
Custodian fees	2,800
Trustees’ fees*	1,695
Line of credit fees	27
Miscellaneous	11,257
Total expenses	388,670
Net investment income	221,703

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,929,621)
Net realized loss	(4,929,621)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,491,338)
Net change in unrealized appreciation (depreciation)	(3,491,338)
Net realized and unrealized loss	(8,420,959)
Net decrease in net assets resulting from operations	$(8,199,256)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$221,703	$107,789
Net realized loss on investments	(4,929,621)	(1,153,530)
Net change in unrealized appreciation (depreciation) on investments	(3,491,338)	(5,071,124)
Net decrease in net assets resulting from operations	(8,199,256)	(6,116,865)

Distributions to shareholders from:
Net investment income	(97,034)	(37,486)
Net realized gains	(512,642)	(3,274,143)
Total distributions to shareholders	(609,676)	(3,311,629)

Capital share transactions:
Proceeds from sale of shares	32,627,123	76,836,606
Distributions reinvested	609,676	3,311,629
Cost of shares redeemed	(31,305,889)	(66,072,507)
Net increase from capital share transactions	1,930,910	14,075,728
Net increase (decrease) in net assets	(6,878,022)	4,647,234

Net assets:
Beginning of year	26,560,257	21,913,023
End of year	$19,682,235	$26,560,257
Undistributed net investment income at end of year	$221,703	$111,850

Capital share activity:
Shares sold	1,618,763	2,437,548
Shares issued from reinvestment of distributions	30,019	126,446
Shares redeemed	(1,542,239)	(2,095,887)
Net increase in shares	106,543	468,107

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$22.60	$31.00	$25.52	$29.24	$31.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.12	.05	.06	(.10)
Net gain (loss) on investments (realized and unrealized)	(6.89)	(5.49)	5.94	.54	(1.72)
Total from investment operations	(6.70)	(5.37)	5.99	.60	(1.82)
Less distributions from:
Net investment income	(.09)	(.03)	(.06)	—	—
Net realized gains	(.45)	(3.00)	(.45)	(4.32)	(.18)
Total distributions	(.54)	(3.03)	(.51)	(4.32)	(.18)
Net asset value, end of period	$15.36	$22.60	$31.00	$25.52	$29.24

Total Return[b]	(30.22%)	(18.62%)	23.47%	2.40%	(5.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,682	$26,560	$21,913	$21,896	$29,085
Ratios to average net assets:
Net investment income (loss)	0.91%	0.38%	0.18%	0.20%	(0.32%)
Total expenses	1.60%	1.66%	1.64%	1.67%	1.71%
Portfolio turnover rate	121%	214%	190%	155%	197%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the year ended December 31, 2015, Energy Services Fund returned -31.70%, compared with the S&P 500 Index, which returned 1.38%. The S&P 500 Energy Index returned -21.12%.

The energy equipment & services holdings in this Fund, which compose almost all the portfolio, detracted from the Fund’s return for the period.

Cameron International Corp., Dresser-Rand Group, Inc., and Frank’s International NV were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included Schlumberger NV, National Oilwell Varco, Inc., and Seadrill Ltd.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	13.4%
Halliburton Co.	7.9%
Baker Hughes, Inc.	6.8%
National Oilwell Varco, Inc.	5.0%
Cameron International Corp.	5.0%
FMC Technologies, Inc.	3.7%
Helmerich & Payne, Inc.	3.5%
Transocean Ltd.	3.1%
Ensco plc — Class A	3.0%
Noble Corporation plc	2.7%
Top Ten Total	54.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Energy Services Fund	-31.70%	-11.45%	-3.24%
S&P 500 Energy Index	-21.12%	-0.07%	4.04%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	December 31, 2015
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Oil & Gas Services - 68.5%
Schlumberger Ltd.	22,054	$1,538,267
Halliburton Co.	26,570	904,443
Baker Hughes, Inc.	16,919	780,812
National Oilwell Varco, Inc.	17,127	573,583
Cameron International Corp.*	9,016	569,811
FMC Technologies, Inc.*	14,421	418,353
Oceaneering International, Inc.	8,265	310,103
Weatherford International plc*	36,019	302,199
RPC, Inc.	21,355	255,192
Dril-Quip, Inc.*	4,181	247,641
Superior Energy Services, Inc.	17,711	238,567
Core Laboratories N.V.	2,125	231,073
Oil States International, Inc.*	6,995	190,614
Forum Energy Technologies, Inc.*	13,930	173,568
Bristow Group, Inc.	6,481	167,858
SEACOR Holdings, Inc.*	3,006	157,995
Frank’s International N.V.	9,421	157,236
McDermott International, Inc.*	44,752	149,919
Helix Energy Solutions Group, Inc.*	24,678	129,806
C&J Energy Services Ltd.*	27,158	129,272
Archrock, Inc.	15,515	116,673
CARBO Ceramics, Inc.	6,454	111,009
Total Oil & Gas Services		7,853,994

Oil & Gas - 25.8%
Helmerich & Payne, Inc.	7,422	397,448
Transocean Ltd.	28,724	355,603
Ensco plc — Class A	22,148	340,858
Noble Corporation plc	29,808	314,474
Nabors Industries Ltd.	32,652	277,869
Diamond Offshore Drilling, Inc.	12,973	273,730
Patterson-UTI Energy, Inc.	16,074	242,396
Rowan Companies plc — Class A	12,889	218,469
Precision Drilling Corp.	38,779	152,789
Unit Corp.*	11,238	137,104
Seadrill Ltd.*	38,059	129,020
Atwood Oceanics, Inc.	11,874	121,471
Total Oil & Gas		2,961,231

Metal Fabricate & Hardware - 1.9%
Tenaris S.A. ADR	9,290	221,102

Transportation - 1.9%
Hornbeck Offshore Services, Inc.*	10,883	108,177
Tidewater, Inc.	15,344	106,794
Total Transportation		214,971

Mining - 1.4%
US Silica Holdings, Inc.	8,841	165,592

Total Common Stocks
(Cost $9,269,408)		11,416,890

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.7%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$78,294	78,294
Total Repurchase Agreement
(Cost $78,294)		78,294

Total Investments - 100.2%
(Cost $9,347,702)		$11,495,184
Other Assets & Liabilities, net - (0.2)%		(19,765)
Total Net Assets - 100.0%		$11,475,419

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$11,416,890	$—	$—	$11,416,890
Repurchase Agreement	—	78,294	—	78,294
Total	$11,416,890	$78,294	$—	$11,495,184

For the year ended December 31, 2015, there were no transfers between levels.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $9,269,408)	$11,416,890
Repurchase agreements, at value (cost $78,294)	78,294
Total investments (cost $9,347,702)	11,495,184
Receivables:
Fund shares sold	358,523
Dividends	11,538
Total assets	11,865,245

Liabilities:
Payable for:
Securities purchased	355,925
Management fees	8,491
Transfer agent and administrative fees	2,497
Investor service fees	2,497
Portfolio accounting fees	999
Fund shares redeemed	22
Miscellaneous	19,395
Total liabilities	389,826
Commitments and contingent liabilities (Note 11)	—
Net assets	$11,475,419

Net assets consist of:
Paid in capital	$16,627,188
Undistributed net investment income	126,619
Accumulated net realized loss on investments	(7,425,870)
Net unrealized appreciation on investments	2,147,482
Net assets	$11,475,419
Capital shares outstanding	1,187,013
Net asset value per share	$9.67

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $2,688)	$316,350
Income from securities lending, net	47,640
Interest	38
Total investment income	364,028

Expenses:
Management fees	126,446
Transfer agent and administrative fees	37,190
Investor service fees	37,190
Portfolio accounting fees	14,876
Professional fees	12,450
Custodian fees	1,713
Trustees’ fees*	1,058
Line of credit fees	8
Miscellaneous	6,478
Total expenses	237,409
Net investment income	126,619

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,193,913)
Net realized loss	(4,193,913)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,416,062)
Net change in unrealized appreciation (depreciation)	(1,416,062)
Net realized and unrealized loss	(5,609,975)
Net decrease in net assets resulting from operations	$(5,483,356)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$126,619	$52,121
Net realized loss on investments	(4,193,913)	(1,449,980)
Net change in unrealized appreciation (depreciation) on investments	(1,416,062)	(5,355,560)
Net decrease in net assets resulting from operations	(5,483,356)	(6,753,419)

Distributions to shareholders from:
Net investment income	(51,768)	—
Net realized gains	—	(1,809,160)
Total distributions to shareholders	(51,768)	(1,809,160)

Capital share transactions:
Proceeds from sale of shares	30,159,022	48,328,206
Distributions reinvested	51,768	1,809,160
Cost of shares redeemed	(29,043,430)	(41,833,086)
Net increase from capital share transactions	1,167,360	8,304,280
Net decrease in net assets	(4,367,764)	(258,299)

Net assets:
Beginning of year	15,843,183	16,101,482
End of year	$11,475,419	$15,843,183
Undistributed net investment income at end of year	$126,619	$51,768

Capital share activity:
Shares sold	2,404,420	2,267,171
Shares issued from reinvestment of distributions	4,175	104,697
Shares redeemed	(2,336,787)	(1,987,181)
Net increase in shares	71,808	384,687

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$14.21	$22.04	$18.50	$22.23	$27.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.06	(.09)	(.07)	(.20)
Net gain (loss) on investments (realized and unrealized)	(4.60)	(6.23)	4.52	.04	(2.18)
Total from investment operations	(4.49)	(6.17)	4.43	(.03)	(2.38)
Less distributions from:
Net investment income	(.05)	—	—	—	—
Net realized gains	—	(1.66)	(.89)	(3.70)	(3.07)
Total distributions	(.05)	(1.66)	(.89)	(3.70)	(3.07)
Net asset value, end of period	$9.67	$14.21	$22.04	$18.50	$22.23

Total Return[b]	(31.70%)	(29.34%)	23.89%	0.40%	(9.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,475	$15,843	$16,101	$14,226	$20,627
Ratios to average net assets:
Net investment income (loss)	0.85%	0.29%	(0.42%)	(0.31%)	(0.71%)
Total expenses	1.60%	1.66%	1.64%	1.67%	1.72%
Portfolio turnover rate	175%	220%	261%	240%	199%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the year ended December 31, 2015, Financial Services Fund returned -3.99%, while the S&P 500 Index returned 1.38% over the same period. The S&P 500 Financials Index returned -1.53%.

The largest industries in the Fund are real estate investment trusts (REIT), banks, insurance, and capital markets, which together compose over 80% of the Fund by weight. Insurance was the largest contributor to return, followed by REITs. The capital markets industry contributed the least to return, followed by the consumer finance industry.

As for sub-industries within insurance, property & casualty insurers were the major contributor and life & health insurers the major detractor. Within REITs, specialized REITs were the major contributor to return and health care REITs the major detractor from return.

Public Storage, Chubb Corp., and Extra Space Storage, Inc., were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Banco Bradesco S.A. ADR, American Express Co., and Berkshire Hathaway Inc. Class B.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.3%
Wells Fargo & Co.	2.1%
JPMorgan Chase & Co.	2.0%
Bank of America Corp.	1.7%
Citigroup, Inc.	1.6%
Goldman Sachs Group, Inc.	1.1%
American International Group, Inc.	1.1%
U.S. Bancorp	1.1%
American Express Co.	1.1%
BlackRock, Inc. — Class A	1.0%
Top Ten Total	15.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Financial Services Fund	-3.99%	7.55%	-0.30%
S&P 500 Financials Index	-1.53%	10.45%	-0.66%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2015
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Banks - 29.5%
Wells Fargo & Co.	5,436	$295,500
JPMorgan Chase & Co.	4,249	280,560
Bank of America Corp.	13,989	235,435
Citigroup, Inc.	4,274	221,180
Goldman Sachs Group, Inc.	889	160,224
U.S. Bancorp	3,600	153,612
Morgan Stanley	4,439	141,205
PNC Financial Services Group, Inc.	1,309	124,761
Bank of New York Mellon Corp.	2,948	121,517
Capital One Financial Corp.	1,539	111,085
BB&T Corp.	2,596	98,155
State Street Corp.	1,415	93,899
SunTrust Banks, Inc.	1,956	83,795
M&T Bank Corp.	678	82,160
Northern Trust Corp.	1,025	73,892
Fifth Third Bancorp	3,578	71,918
ICICI Bank Ltd. ADR	8,866	69,420
Royal Bank of Canada	1,291	69,172
Citizens Financial Group, Inc.	2,550	66,785
HDFC Bank Ltd. ADR	1,060	65,296
Itau Unibanco Holding S.A. ADR	9,880	64,319
HSBC Holdings plc ADR	1,598	63,073
Regions Financial Corp.	6,569	63,062
Toronto-Dominion Bank	1,594	62,437
Deutsche Bank AG	2,577	62,235
Popular, Inc.	2,155	61,073
Banco Bradesco S.A. ADR	12,637	60,784
KeyCorp	4,581	60,423
Bank of Montreal	1,060	59,805
Barclays plc ADR	4,570	59,227
Bank of Nova Scotia	1,420	57,425
Credicorp Ltd.	590	57,419
First Republic Bank	850	56,151
Banco Santander S.A. ADR	11,342	55,236
Huntington Bancshares, Inc.	4,837	53,497
CIT Group, Inc.	1,285	51,015
Signature Bank*	330	50,612
Comerica, Inc.	1,164	48,690
SVB Financial Group*	370	43,993
East West Bancorp, Inc.	1,052	43,721
Zions Bancorporation	1,546	42,206
PacWest Bancorp	944	40,686
Bank of the Ozarks, Inc.	760	37,590
Synovus Financial Corp.	1,140	36,913
Cullen/Frost Bankers, Inc.	580	34,801
Umpqua Holdings Corp.	2,114	33,613
Webster Financial Corp.	891	33,136
Prosperity Bancshares, Inc.	692	33,119
First Horizon National Corp.	2,250	32,670
Texas Capital Bancshares, Inc.*	570	28,169
Total Banks		4,106,671

REITs - 27.8%
Simon Property Group, Inc.	716	139,219
Public Storage	486	120,382
American Tower Corp. — Class A	1,200	116,341
Equity Residential	1,213	98,968
Crown Castle International Corp.	1,143	98,812
AvalonBay Communities, Inc.	498	91,697
Welltower, Inc.	1,317	89,596
General Growth Properties, Inc.	3,272	89,031
Prologis, Inc.	2,023	86,827
Boston Properties, Inc.	646	82,392
Equinix, Inc.	267	80,741
Ventas, Inc.	1,418	80,018
Vornado Realty Trust	789	78,868
HCP, Inc.	2,004	76,633
Essex Property Trust, Inc.	297	71,105
Weyerhaeuser Co.	2,337	70,063
Realty Income Corp.	1,261	65,105
Macerich Co.	798	64,391
Host Hotels & Resorts, Inc.	3,992	61,237
SL Green Realty Corp.	542	61,235
Digital Realty Trust, Inc.	799	60,420
Kimco Realty Corp.	2,256	59,694
Extra Space Storage, Inc.	670	59,101
UDR, Inc.	1,550	58,234
Federal Realty Investment Trust	389	56,833
Annaly Capital Management, Inc.	5,682	53,296
Plum Creek Timber Company, Inc.	1,084	51,728
Brixmor Property Group, Inc.	1,976	51,020
Duke Realty Corp.	2,295	48,241
Mid-America Apartment Communities, Inc.	530	48,129
VEREIT, Inc.	6,040	47,837
Camden Property Trust	623	47,821
Omega Healthcare Investors, Inc.	1,330	46,523
Alexandria Real Estate Equities, Inc.	510	46,084
Regency Centers Corp.	670	45,640
Apartment Investment & Management Co. — Class A	1,130	45,234
DDR Corp.	2,655	44,710
WP Carey, Inc.	750	44,250
Kilroy Realty Corp.	696	44,043
American Capital Agency Corp. REIT	2,534	43,940
Lamar Advertising Co. — Class A	730	43,785
Iron Mountain, Inc.	1,580	42,676
National Retail Properties, Inc.	1,059	42,413
CubeSmart	1,366	41,827
BioMed Realty Trust, Inc.	1,693	40,107
Douglas Emmett, Inc.	1,263	39,380
Starwood Property Trust, Inc.	1,910	39,270
Taubman Centers, Inc.	506	38,820
American Campus Communities, Inc.	937	38,736

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
FINANCIAL SERVICES FUND

	Shares	Value

Liberty Property Trust	1,243	$38,595
Spirit Realty Capital, Inc.	3,794	38,016
Weingarten Realty Investors	1,081	37,381
Highwoods Properties, Inc.	850	37,060
Hospitality Properties Trust	1,368	35,773
Sovran Self Storage, Inc.	330	35,412
Senior Housing Properties Trust	2,327	34,533
EPR Properties	580	33,901
DCT Industrial Trust, Inc.	876	32,736
Corrections Corporation of America	1,220	32,318
Tanger Factory Outlet Centers, Inc.	970	31,719
NorthStar Realty Finance Corp.	1,862	31,710
Medical Properties Trust, Inc.	2,618	30,133
LaSalle Hotel Properties	1,191	29,966
Two Harbors Investment Corp.	3,699	29,962
Rayonier, Inc.	1,348	29,926
RLJ Lodging Trust	1,332	28,811
Brandywine Realty Trust	2,099	28,672
New Residential Investment Corp. REIT	2,323	28,248
Sunstone Hotel Investors, Inc.	2,256	28,177
Mack-Cali Realty Corp.	1,120	26,152
Pebblebrook Hotel Trust	930	26,059
Corporate Office Properties Trust	1,180	25,759
DiamondRock Hospitality Co.	2,587	24,965
WP GLIMCHER, Inc.	2,352	24,955
Total REITs		3,873,392

Insurance - 22.6%
Berkshire Hathaway, Inc. — Class B*	2,462	325,091
American International Group, Inc.	2,585	160,192
MetLife, Inc.	2,771	133,590
Prudential Financial, Inc.	1,343	109,333
Travelers Companies, Inc.	936	105,637
ACE Ltd.	894	104,464
Chubb Corp.	764	101,337
Marsh & McLennan Companies, Inc.	1,756	97,371
Aflac, Inc.	1,528	91,527
Allstate Corp.	1,432	88,913
Aon plc	864	79,669
Progressive Corp.	2,465	78,387
Hartford Financial Services Group, Inc.	1,774	77,098
XL Group plc — Class A	1,918	75,147
Markel Corp.*	80	70,668
Loews Corp.	1,789	68,698
Everest Re Group Ltd.	363	66,462
Principal Financial Group, Inc.	1,469	66,076
Willis Group Holdings plc	1,360	66,055
Lincoln National Corp.	1,284	64,534
Assured Guaranty Ltd.	2,420	63,961
PartnerRe Ltd.	450	62,883
Arch Capital Group Ltd.*	880	61,380
RenaissanceRe Holdings Ltd.	540	61,123
Axis Capital Holdings Ltd.	1,070	60,155
Manulife Financial Corp.	3,956	59,261
Endurance Specialty Holdings Ltd.	910	58,231
Cincinnati Financial Corp.	953	56,389
Alleghany Corp.*	113	54,006
Unum Group	1,576	52,465
Voya Financial, Inc.	1,400	51,674
Arthur J Gallagher & Co.	1,220	49,947
Torchmark Corp.	850	48,586
WR Berkley Corp.	880	48,180
American Financial Group, Inc.	640	46,131
Reinsurance Group of America, Inc. — Class A	500	42,775
AmTrust Financial Services, Inc.	686	42,244
Assurant, Inc.	520	41,881
StanCorp Financial Group, Inc.	350	39,858
First American Financial Corp.	1,020	36,618
MGIC Investment Corp.*	3,580	31,611
Radian Group, Inc.	2,320	31,065
Genworth Financial, Inc. — Class A*	6,990	26,073
Total Insurance		3,156,746

Diversified Financial Services - 13.4%
American Express Co.	2,163	150,437
BlackRock, Inc. — Class A	426	145,061
Charles Schwab Corp.	3,585	118,054
Intercontinental Exchange, Inc.	386	98,916
CME Group, Inc. — Class A	1,090	98,754
Synchrony Financial*	3,033	92,233
Franklin Resources, Inc.	2,373	87,374
Discover Financial Services	1,613	86,489
Ameriprise Financial, Inc.	741	78,857
TD Ameritrade Holding Corp.	2,253	78,202
T. Rowe Price Group, Inc.	1,079	77,138
Invesco Ltd.	2,108	70,576
Nasdaq, Inc.	986	57,356
Ally Financial, Inc.*	2,960	55,174
E*TRADE Financial Corp.*	1,777	52,670
Affiliated Managers Group, Inc.*	320	51,123
Raymond James Financial, Inc.	880	51,014
Santander Consumer USA Holdings, Inc.*	2,760	43,746
CBOE Holdings, Inc.	660	42,834
Legg Mason, Inc.	950	37,269
LPL Financial Holdings, Inc.	860	36,679
LendingClub Corp.*	3,310	36,576
Eaton Vance Corp.	1,100	35,673
Navient Corp.	3,080	35,266
SLM Corp.*	4,652	30,331
Janus Capital Group, Inc.	2,103	29,631
Waddell & Reed Financial, Inc. — Class A	970	27,800
NorthStar Asset Management Group, Inc.	2,278	27,655
WisdomTree Investments, Inc.	1,750	27,440
Ocwen Financial Corp.*	2,359	16,442
Total Diversified Financial Services		1,876,770

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
FINANCIAL SERVICES FUND

	Shares	Value

Real Estate - 1.8%
CBRE Group, Inc. — Class A*	1,758	$60,792
Brookfield Asset Management, Inc. — Class A	1,840	58,015
Jones Lang LaSalle, Inc.	310	49,557
Forest City Enterprises, Inc. — Class A*	2,002	43,904
Realogy Holdings Corp.*	1,135	41,620
Total Real Estate		253,888

Commercial Services - 1.6%
McGraw Hill Financial, Inc.	970	95,622
Moody’s Corp.	815	81,777
SEI Investments Co.	1,009	52,872
Total Commercial Services		230,271

Savings & Loans - 1.3%
New York Community Bancorp, Inc.	3,096	50,527
People’s United Financial, Inc.	2,502	40,407
Investors Bancorp, Inc.	3,020	37,569
First Niagara Financial Group, Inc.	3,287	35,664
BofI Holding, Inc.*	970	20,419
Total Savings & Loans		184,586

Investment Companies - 0.5%
Ares Capital Corp.	2,690	38,332
American Capital Ltd.*	2,410	33,234
Total Investment Companies		71,566

Software - 0.4%
MSCI, Inc. — Class A	690	49,770

Media - 0.4%
FactSet Research Systems, Inc.	300	48,771

Holding Companies-Diversified - 0.3%
Leucadia National Corp.	2,696	46,883

Total Common Stocks
(Cost $10,460,836)		13,899,314

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.3%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$44,088	44,088
Total Repurchase Agreement
(Cost $44,088)		44,088

Total Investments - 99.9%
(Cost $10,504,924)		$13,943,402
Other Assets & Liabilities, net - 0.1%		19,284
Total Net Assets - 100.0%		$13,962,686

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$13,899,314	$—	$—	$13,899,314
Repurchase Agreement	—	44,088	—	44,088
Total	$13,899,314	$44,088	$—	$13,943,402

For the year ended December 31, 2015, there were no transfers between levels.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $10,460,836)	$13,899,314
Repurchase agreements, at value (cost $44,088)	44,088
Total investments (cost $10,504,924)	13,943,402
Cash	661
Receivables:
Securities sold	446,591
Dividends	43,211
Total assets	14,433,865

Liabilities:
Payable for:
Fund shares redeemed	434,745
Management fees	11,147
Transfer agent and administrative fees	3,279
Investor service fees	3,279
Portfolio accounting fees	1,311
Miscellaneous	17,418
Total liabilities	471,179
Commitments and contingent liabilities (Note 11)	—
Net assets	$13,962,686

Net assets consist of:
Paid in capital	$17,856,774
Undistributed net investment income	144,238
Accumulated net realized loss on investments	(7,476,804)
Net unrealized appreciation on investments	3,438,478
Net assets	$13,962,686
Capital shares outstanding	649,872
Net asset value per share	$21.49

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $2,133)	$380,032
Income from securities lending, net	55
Interest	34
Total investment income	380,121

Expenses:
Management fees	119,929
Transfer agent and administrative fees	35,273
Investor service fees	35,273
Portfolio accounting fees	14,109
Professional fees	11,798
Custodian fees	1,627
Trustees’ fees*	798
Line of credit fees	37
Miscellaneous	6,952
Total expenses	225,796
Net investment income	154,325

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(611,517)
Net realized loss	(611,517)
Net change in unrealized appreciation (depreciation) on:
Investments	(461,119)
Net change in unrealized appreciation (depreciation)	(461,119)
Net realized and unrealized loss	(1,072,636)
Net decrease in net assets resulting from operations	$(918,311)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$154,325	$49,827
Net realized gain (loss) on investments	(611,517)	352,352
Net change in unrealized appreciation (depreciation) on investments	(461,119)	685,424
Net increase (decrease) in net assets resulting from operations	(918,311)	1,087,603

Distributions to shareholders from:
Net investment income	(55,233)	(59,102)
Total distributions to shareholders	(55,233)	(59,102)

Capital share transactions:
Proceeds from sale of shares	32,908,604	31,392,918
Distributions reinvested	55,233	59,102
Cost of shares redeemed	(31,770,386)	(27,680,474)
Net increase from capital share transactions	1,193,451	3,771,546
Net increase in net assets	219,907	4,800,047

Net assets:
Beginning of year	13,742,779	8,942,732
End of year	$13,962,686	$13,742,779
Undistributed net investment income at end of year	$144,238	$45,844

Capital share activity:
Shares sold	1,473,009	1,491,815
Shares issued from reinvestment of distributions	2,402	2,680
Shares redeemed	(1,437,754)	(1,328,334)
Net increase in shares	37,657	166,161

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$22.45	$20.05	$15.81	$12.91	$15.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.09	.10	.12	.04
Net gain (loss) on investments (realized and unrealized)	(1.12)	2.43	4.25	2.81	(2.31)
Total from investment operations	(.88)	2.52	4.35	2.93	(2.27)
Less distributions from:
Net investment income	(.08)	(.12)	(.11)	(.03)	(.01)
Total distributions	(.08)	(.12)	(.11)	(.03)	(.01)
Net asset value, end of period	$21.49	$22.45	$20.05	$15.81	$12.91

Total Return[b]	(3.99%)	12.58%	27.55%	22.68%	(14.92%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,963	$13,743	$8,943	$10,443	$5,469
Ratios to average net assets:
Net investment income (loss)	1.09%	0.41%	0.55%	0.79%	0.26%
Total expenses	1.60%	1.66%	1.64%	1.67%	1.71%
Portfolio turnover rate	213%	215%	409%	396%	528%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the year ended December 31, 2015, Health Care Fund returned 4.53%, compared with a 1.38% return for the S&P 500 Index. The S&P 500 Health Care Index returned 6.89%.

The Fund is mostly composed of four large industries: pharmaceuticals, biotechnology, health care providers, and health care equipment. They were the largest contributors to return for the Fund for the period. Health care technology was the only industry to detract from the Fund’s return for the period.

The best-performing holdings in the Fund were Pharmacyclics, Inc., Bristol-Myers Squibb Co., and Synageva BioPharma Corp. The worst-performing holdings in the Fund included Innoviva, Inc., MannKind Corp., and Community Health Systems, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	2.9%
Pfizer, Inc.	2.5%
Gilead Sciences, Inc.	2.2%
Merck & Company, Inc.	2.2%
Amgen, Inc.	2.0%
UnitedHealth Group, Inc.	1.9%
Allergan plc	1.9%
Bristol-Myers Squibb Co.	1.9%
Celgene Corp.	1.8%
AbbVie, Inc.	1.8%
Top Ten Total	21.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Health Care Fund	4.53%	17.77%	9.71%
S&P 500 Health Care Index	6.89%	20.29%	10.68%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	December 31, 2015
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.1%

Pharmaceuticals - 39.1%
Johnson & Johnson	10,465	$1,074,964
Pfizer, Inc.	28,659	925,113
Merck & Company, Inc.	15,084	796,737
Allergan plc*	2,225	695,313
Bristol-Myers Squibb Co.	9,966	685,561
AbbVie, Inc.	10,889	645,064
Eli Lilly & Co.	7,569	637,764
Abbott Laboratories	11,885	533,755
Express Scripts Holding Co.*	5,929	518,254
McKesson Corp.	2,192	432,328
Cardinal Health, Inc.	4,094	365,471
Baxalta, Inc.	9,217	359,740
Teva Pharmaceutical Industries Ltd. ADR	5,456	358,132
Mylan N.V.*	6,529	353,023
Endo International plc*	5,711	349,627
Zoetis, Inc.	6,956	333,332
Valeant Pharmaceuticals International, Inc.*	3,214	326,703
Perrigo Company plc	2,136	309,079
AmerisourceBergen Corp. — Class A	2,828	293,292
GlaxoSmithKline plc ADR	6,035	243,512
Shire plc ADR	1,150	235,750
Jazz Pharmaceuticals plc*	1,655	232,627
AstraZeneca plc ADR	6,658	226,039
Novo Nordisk A/S ADR	3,859	224,131
Novartis AG ADR	2,523	217,079
Alkermes plc*	2,700	214,326
Mallinckrodt plc*	2,498	186,426
Quintiles Transnational Holdings, Inc.*	2,610	179,203
DexCom, Inc.*	2,000	163,801
Dyax Corp.*	4,230	159,132
OPKO Health, Inc.*	14,976	150,509
Anacor Pharmaceuticals, Inc.*	1,330	150,250
Neurocrine Biosciences, Inc.*	2,520	142,556
Akorn, Inc.*	3,765	140,472
VCA, Inc.*	2,460	135,300
ACADIA Pharmaceuticals, Inc.*	3,590	127,984
Horizon Pharma plc*	5,500	119,185
Catalent, Inc.*	4,580	114,637
Impax Laboratories, Inc.*	2,550	109,038
Radius Health, Inc.*	1,650	101,541
Agios Pharmaceuticals, Inc.*	1,540	99,977
Pacira Pharmaceuticals, Inc.*	1,300	99,827
Insys Therapeutics, Inc.*	3,410	97,628
Owens & Minor, Inc.	2,620	94,268
Sarepta Therapeutics, Inc.*	2,220	85,648
Amicus Therapeutics, Inc.*	7,920	76,824
Lannett Company, Inc.*	1,848	74,142
Clovis Oncology, Inc.*	2,060	72,100
Relypsa, Inc.*	2,400	68,016
Depomed, Inc.*	3,740	67,806
Total Pharmaceuticals		14,402,986

Biotechnology - 20.6%
Gilead Sciences, Inc.	7,925	801,932
Amgen, Inc.	4,576	742,822
Celgene Corp.*	5,594	669,937
Biogen, Inc.*	1,679	514,362
Regeneron Pharmaceuticals, Inc.*	861	467,411
Alexion Pharmaceuticals, Inc.*	2,212	421,939
Vertex Pharmaceuticals, Inc.*	2,851	358,741
Illumina, Inc.*	1,759	337,631
Incyte Corp.*	2,480	268,956
BioMarin Pharmaceutical, Inc.*	2,440	255,614
Medivation, Inc.*	3,968	191,813
Alnylam Pharmaceuticals, Inc.*	1,957	184,232
Seattle Genetics, Inc.*	3,790	170,095
Ionis Pharmaceuticals, Inc.*	2,740	169,688
United Therapeutics Corp.*	1,050	164,441
Juno Therapeutics, Inc.*	2,980	131,031
Ultragenyx Pharmaceutical, Inc.*	1,140	127,885
Charles River Laboratories International, Inc.*	1,500	120,585
Intrexon Corp.*	3,920	118,188
Myriad Genetics, Inc.*	2,480	107,037
Kite Pharma, Inc.*	1,730	106,603
Intercept Pharmaceuticals, Inc.*	702	104,844
Puma Biotechnology, Inc.*	1,310	102,704
Medicines Co.*	2,680	100,071
Bluebird Bio, Inc.*	1,488	95,559
Novavax, Inc.*	10,530	88,347
Ligand Pharmaceuticals, Inc. — Class B*	810	87,820
Acorda Therapeutics, Inc.*	1,980	84,704
Achillion Pharmaceuticals, Inc.*	7,790	84,054
Celldex Therapeutics, Inc.*	5,230	82,006
ZIOPHARM Oncology, Inc.*	8,614	71,582
ARIAD Pharmaceuticals, Inc.*	11,050	69,063
AMAG Pharmaceuticals, Inc.*	2,170	65,512
Exact Sciences Corp.*	6,620	61,103
PDL BioPharma, Inc.	13,023	46,101
Total Biotechnology		7,574,413

Healthcare-Products - 19.1%
Medtronic plc	6,645	511,133
Thermo Fisher Scientific, Inc.	3,594	509,809
Stryker Corp.	4,264	396,296
Becton Dickinson and Co.	2,303	354,869
Boston Scientific Corp.*	17,569	323,972
Baxter International, Inc.	8,027	306,230
Zimmer Biomet Holdings, Inc.	2,820	289,304
Intuitive Surgical, Inc.*	519	283,457
St. Jude Medical, Inc.	4,557	281,486
Edwards Lifesciences Corp.*	3,468	273,903
IDEXX Laboratories, Inc.*	3,572	260,471
CR Bard, Inc.	1,223	231,685

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
HEALTH CARE FUND

	Shares	Value

Henry Schein, Inc.*	1,452	$229,692
STERIS plc	2,980	224,513
Hologic, Inc.*	5,716	221,152
Wright Medical Group N.V.*	8,856	214,138
DENTSPLY International, Inc.	3,022	183,888
Varian Medical Systems, Inc.*	2,211	178,649
ResMed, Inc.	3,188	171,164
Cooper Companies, Inc.	1,185	159,027
Sirona Dental Systems, Inc.*	1,430	156,685
Align Technology, Inc.*	2,213	145,726
Teleflex, Inc.	1,107	145,515
Patterson Companies, Inc.	2,960	133,822
West Pharmaceutical Services, Inc.	2,133	128,449
ABIOMED, Inc.*	1,360	122,781
Alere, Inc.*	2,960	115,706
Bio-Techne Corp.	1,280	115,200
Hill-Rom Holdings, Inc.	2,260	108,616
LivaNova plc*	1,740	103,304
Cepheid*	2,760	100,823
HeartWare International, Inc.*	1,230	61,992
Total Healthcare-Products		7,043,457

Healthcare-Services - 15.1%
UnitedHealth Group, Inc.	5,946	699,486
Aetna, Inc.	3,760	406,531
Cigna Corp.	2,651	387,921
Anthem, Inc.	2,699	376,349
HCA Holdings, Inc.*	5,375	363,512
Humana, Inc.	1,817	324,353
DaVita HealthCare Partners, Inc.*	3,754	261,691
Laboratory Corporation of America Holdings*	1,804	223,047
Universal Health Services, Inc. — Class B	1,846	220,579
Quest Diagnostics, Inc.	2,844	202,322
ICON plc*	2,550	198,135
Centene Corp.*	2,654	174,660
MEDNAX, Inc.*	2,220	159,085
Envision Healthcare Holdings, Inc.*	6,010	156,080
Health Net, Inc.*	2,107	144,245
Amsurg Corp. — Class A*	1,650	125,400
Brookdale Senior Living, Inc. — Class A*	6,690	123,497
Tenet Healthcare Corp.*	4,018	121,745
Community Health Systems, Inc.*	4,557	120,897
HealthSouth Corp.	3,430	119,398
Molina Healthcare, Inc.*	1,910	114,848
LifePoint Health, Inc.*	1,553	113,990
WellCare Health Plans, Inc.*	1,450	113,405
Chemed Corp.	670	100,366
Acadia Healthcare Company, Inc.*	1,370	85,570
Adeptus Health, Inc. — Class A*	1,270	69,240
Kindred Healthcare, Inc.	5,400	64,314
Total Healthcare-Services		5,570,666

Software - 2.4%
Cerner Corp.*	5,061	304,521
IMS Health Holdings, Inc.*	7,670	195,355
athenahealth, Inc.*	990	159,360
Allscripts Healthcare Solutions, Inc.*	7,480	115,042
Medidata Solutions, Inc.*	2,130	104,988
Total Software		879,266

Electronics - 2.2%
Agilent Technologies, Inc.	6,032	252,198
Waters Corp.*	1,563	210,348
Mettler-Toledo International, Inc.*	574	194,661
PerkinElmer, Inc.	2,900	155,353
Total Electronics		812,560

Commercial Services - 0.6%
PAREXEL International Corp.*	1,797	122,412
Team Health Holdings, Inc.*	2,600	114,114
Total Commercial Services		236,526

Total Common Stocks
(Cost $21,329,530)		36,519,874

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.6%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$206,103	206,103
Total Repurchase Agreement
(Cost $206,103)		206,103

Total Investments - 99.7%
(Cost $21,535,633)		$36,725,977
Other Assets & Liabilities, net - 0.3%		123,293
Total Net Assets - 100.0%		$36,849,270

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
HEALTH CARE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$36,519,874	$—	$—	$36,519,874
Repurchase Agreement	—	206,103	—	206,103
Total	$36,519,874	$206,103	$—	$36,725,977

For the year ended December 31, 2015, there were no transfers between levels.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $21,329,530)	$36,519,874
Repurchase agreements, at value (cost $206,103)	206,103
Total investments (cost $21,535,633)	36,725,977
Receivables:
Fund shares sold	204,115
Dividends	26,339
Interest	1
Total assets	36,956,432

Liabilities:
Payable for:
Management fees	25,495
Fund shares redeemed	8,330
Transfer agent and administrative fees	7,499
Investor service fees	7,499
Portfolio accounting fees	2,999
Miscellaneous	55,340
Total liabilities	107,162
Commitments and contingent liabilities (Note 11)	—
Net assets	$36,849,270

Net assets consist of:
Paid in capital	$25,226,640
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,567,714)
Net unrealized appreciation on investments	15,190,344
Net assets	$36,849,270
Capital shares outstanding	609,396
Net asset value per share	$60.47

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends	$467,901
Income from securities lending, net	111,134
Interest	119
Total investment income	579,154

Expenses:
Management fees	437,026
Transfer agent and administrative fees	128,537
Investor service fees	128,537
Portfolio accounting fees	51,414
Professional fees	42,368
Custodian fees	5,929
Trustees’ fees*	2,545
Line of credit fees	165
Miscellaneous	23,081
Total expenses	819,602
Net investment loss	(240,448)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,325,823
Net realized gain	1,325,823
Net change in unrealized appreciation (depreciation) on:
Investments	(1,848,128)
Net change in unrealized appreciation (depreciation)	(1,848,128)
Net realized and unrealized loss	(522,305)
Net decrease in net assets resulting from operations	$(762,753)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(240,448)	$(191,966)
Net realized gain on investments	1,325,823	1,519,978
Net change in unrealized appreciation (depreciation) on investments	(1,848,128)	5,289,965
Net increase (decrease) in net assets resulting from operations	(762,753)	6,617,977

Distributions to shareholders from:
Net realized gains	(1,087,349)	(1,499,305)
Total distributions to shareholders	(1,087,349)	(1,499,305)

Capital share transactions:
Proceeds from sale of shares	84,260,159	72,518,222
Distributions reinvested	1,087,349	1,499,305
Cost of shares redeemed	(89,941,713)	(65,947,205)
Net increase (decrease) from capital share transactions	(4,594,205)	8,070,322
Net increase (decrease) in net assets	(6,444,307)	13,188,994

Net assets:
Beginning of year	43,293,577	30,104,583
End of year	$36,849,270	$43,293,577
Undistributed net investment income at end of year	$—	$1,625

Capital share activity:
Shares sold	1,302,462	1,323,030
Shares issued from reinvestment of distributions	15,867	26,143
Shares redeemed	(1,444,991)	(1,228,675)
Net increase (decrease) in shares	(126,662)	120,498

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$58.82	$48.91	$34.54	$29.49	$28.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.31)	(.14)	.08	(.11)
Net gain (loss) on investments (realized and unrealized)	3.11	12.29	14.59	4.97	1.44
Total from investment operations	2.81	11.98	14.45	5.05	1.33
Less distributions from:
Net investment income	—	—	(.08)	—	—
Net realized gains	(1.16)	(2.07)	—	—	—
Total distributions	(1.16)	(2.07)	(.08)	—	—
Net asset value, end of period	$60.47	$58.82	$48.91	$34.54	$29.49

Total Return[b]	4.53%	24.62%	41.81%	17.16%	4.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,849	$43,294	$30,105	$17,936	$15,901
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.57%)	(0.34%)	0.24%	(0.37%)
Total expenses	1.59%	1.66%	1.63%	1.67%	1.70%
Portfolio turnover rate	154%	176%	277%	350%	358%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2015, Internet Fund returned 8.36%, compared with a return of 1.38% for the S&P 500 Index. The S&P 500 Information Technology Index returned 5.93%.

The internet & catalog retail industry contributed the most to the Fund’s return for the period, followed by the internet software & services industry. The largest detractor from the Fund’s return for the period was the communications equipment industry, followed by the media industry.

Amazon.com, Inc., Alphabet, Inc. Class A, and Netflix, Inc. added the most to Fund performance for the year. Qualcomm, Inc., Yahoo! Inc., and Alibaba Group Holding Ltd. ADR detracted the most from the Fund’s return for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class A	6.5%
Amazon.com, Inc.	5.0%
Facebook, Inc. — Class A	4.8%
Cisco Systems, Inc.	3.3%
QUALCOMM, Inc.	2.5%
Priceline Group, Inc.	2.1%
Time Warner, Inc.	2.0%
Salesforce.com, Inc.	2.0%
PayPal Holdings, Inc.	1.9%
Alibaba Group Holding Ltd. ADR	1.9%
Top Ten Total	32.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

72 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Internet Fund	8.36%	11.92%	8.91%
S&P 500 Information Technology Index	5.93%	13.95%	9.40%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	December 31, 2015
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Internet - 52.8%
Alphabet, Inc. — Class A*	1,088	$846,476
Amazon.com, Inc.*	960	648,853
Facebook, Inc. — Class A*	5,974	625,240
Priceline Group, Inc.*	219	279,215
Alibaba Group Holding Ltd. ADR*	3,060	248,686
Netflix, Inc.*	2,160	247,061
eBay, Inc.*	7,622	209,453
Yahoo!, Inc.*	6,155	204,715
LinkedIn Corp. — Class A*	877	197,394
Expedia, Inc.	1,390	172,786
Baidu, Inc. ADR*	905	171,081
JD.com, Inc. ADR*	4,810	155,195
Twitter, Inc.*	6,529	151,081
Symantec Corp.	6,798	142,758
Ctrip.com International Ltd. ADR*	3,068	142,140
TripAdvisor, Inc.*	1,506	128,387
Vipshop Holdings Ltd. ADR*	7,666	117,060
VeriSign, Inc.*	1,326	115,839
Qihoo 360 Technology Company Ltd. ADR*	1,468	106,885
SouFun Holdings Ltd. ADR	13,289	98,206
MercadoLibre, Inc.	852	97,418
Youku Tudou, Inc. ADR*	3,571	96,881
SINA Corp.*	1,948	96,231
Bitauto Holdings Ltd. ADR*	3,396	96,039
F5 Networks, Inc.*	975	94,536
Liberty Ventures*	2,087	94,145
58.com, Inc. ADR*	1,417	93,465
Autohome, Inc. ADR*	2,621	91,525
Sohu.com, Inc.*	1,590	90,932
YY, Inc. ADR*	1,432	89,457
IAC/InterActiveCorp	1,340	80,467
Zillow Group, Inc. — Class C*	3,254	76,404
j2 Global, Inc.	926	76,228
Zillow Group, Inc. — Class A*	2,870	74,735
Wayfair, Inc. — Class A*	1,550	73,811
Yelp, Inc. — Class A*	2,012	57,946
GrubHub, Inc.*	2,236	54,111
Pandora Media, Inc.*	3,940	52,835
Yandex N.V. — Class A*	3,310	52,033
WebMD Health Corp. — Class A*	1,039	50,184
Groupon, Inc. — Class A*	16,078	49,359
Stamps.com, Inc.*	450	49,325
comScore, Inc.*	1,160	47,734
Cogent Communications Holdings, Inc.	1,344	46,623
Shutterfly, Inc.*	1,009	44,961
Shutterstock, Inc.*	1,260	40,748
Total Internet		6,876,644

Telecommunications - 14.6%
Cisco Systems, Inc.	16,001	434,508
Palo Alto Networks, Inc.*	789	138,974
Motorola Solutions, Inc.	1,867	127,797
Juniper Networks, Inc.	4,219	116,445
Nokia Oyj ADR	14,114	99,080
Telefonaktiebolaget LM Ericsson ADR	10,087	96,936
Arista Networks, Inc.*	1,104	85,935
CommScope Holding Company, Inc.*	3,144	81,398
ARRIS Group, Inc.*	2,613	79,879
ViaSat, Inc.*	1,037	63,267
Ciena Corp.*	3,011	62,297
Infinera Corp.*	3,334	60,412
Ubiquiti Networks, Inc.*	1,890	59,894
InterDigital, Inc.	1,010	49,530
LogMeIn, Inc.*	700	46,970
Polycom, Inc.*	3,639	45,815
Plantronics, Inc.	961	45,571
Finisar Corp.*	3,103	45,118
Viavi Solutions, Inc.*	7,269	44,268
Gogo, Inc.*	2,436	43,361
NETGEAR, Inc.*	990	41,491
Ruckus Wireless, Inc.*	3,460	37,057
Total Telecommunications		1,906,003

Software - 10.6%
Salesforce.com, Inc.*	3,400	266,561
Intuit, Inc.	1,926	185,860
Red Hat, Inc.*	1,773	146,822
Check Point Software Technologies Ltd.*	1,564	127,278
NetEase, Inc. ADR	702	127,230
Akamai Technologies, Inc.*	2,117	111,418
Veeva Systems, Inc. — Class A*	2,560	73,856
Rackspace Hosting, Inc.*	2,706	68,516
Allscripts Healthcare Solutions, Inc.*	4,150	63,827
Citrix Systems, Inc.*	820	62,033
Demandware, Inc.*	960	51,811
Cornerstone OnDemand, Inc.*	1,459	50,379
NetSuite, Inc.*	570	48,233
Total Software		1,383,824

Diversified Financial Services - 5.0%
Charles Schwab Corp.	7,404	243,814
TD Ameritrade Holding Corp.	4,630	160,707
E*TRADE Financial Corp.*	3,679	109,046
LendingClub Corp.*	6,566	72,554
BGC Partners, Inc. — Class A	6,030	59,154
Total Diversified Financial Services		645,275

Semiconductors - 4.2%
QUALCOMM, Inc.	6,510	325,403
Broadcom Corp. — Class A	3,853	222,780
Total Semiconductors		548,183

Commercial Services – 4.0%
PayPal Holdings, Inc.*	6,882	249,129
CoStar Group, Inc.*	451	93,217

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
INTERNET FUND

	Shares	Value

Cimpress N.V.*	1,103	$89,497
Live Nation Entertainment, Inc.*	3,352	82,359
Total Commercial Services		514,202

Media - 2.1%
Time Warner, Inc.	4,132	267,216

Computers – 1.9%
BlackBerry Ltd.*	12,282	113,977
Brocade Communications Systems, Inc.	7,880	72,338
NetScout Systems, Inc.*	2,130	65,391
Total Computers		251,706

Retail - 1.4%
Liberty Interactive Corporation QVC Group — Class A*	3,416	93,325
Jumei International Holding Ltd. ADR*	9,670	87,610
Total Retail		180,935

REITs - 1.2%
Equinix, Inc.	533	161,179

Aerospace & Defense - 0.9%
Harris Corp.	1,414	122,877

Leisure Time - 0.8%
Qunar Cayman Islands Ltd. ADR*	2,020	106,535

Total Common Stocks
(Cost $9,352,634)		12,964,579

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.4%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$55,837	55,837
Total Repurchase Agreement
(Cost $55,837)		55,837

Total Investments - 99.9%
(Cost $9,408,471)		$13,020,416
Other Assets & Liabilities, net - 0.1%		15,205
Total Net Assets - 100.0%		$13,035,621

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$12,964,579	$—	$—	$12,964,579
Repurchase Agreement	—	55,837	—	55,837
Total	$12,964,579	$55,837	$—	$13,020,416

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $9,352,634)	$12,964,579
Repurchase agreements, at value (cost $55,837)	55,837
Total investments (cost $9,408,471)	13,020,416
Receivables:
Fund shares sold	845,245
Dividends	1,210
Foreign taxes reclaim	959
Interest	1
Total assets	13,867,831

Liabilities:
Payable for:
Securities purchased	479,378
Fund shares redeemed	324,930
Management fees	9,276
Transfer agent and administrative fees	2,728
Investor service fees	2,728
Portfolio accounting fees	1,091
Miscellaneous	12,079
Total liabilities	832,210
Commitments and contingent liabilities (Note 11)	—
Net assets	$13,035,621

Net assets consist of:
Paid in capital	$9,950,133
Accumulated net investment loss	(17,919)
Accumulated net realized loss on investments	(508,538)
Net unrealized appreciation on investments	3,611,945
Net assets	$13,035,621
Capital shares outstanding	738,555
Net asset value per share	$17.65

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $773)	$46,454
Income from securities lending, net	780
Interest	22
Total investment income	47,256

Expenses:
Management fees	69,122
Transfer agent and administrative fees	20,330
Investor service fees	20,330
Portfolio accounting fees	8,132
Custodian fees	940
Trustees’ fees*	510
Line of credit fees	11
Miscellaneous	11,245
Total expenses	130,620
Net investment loss	(83,364)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	198,790
Net realized gain	198,790
Net change in unrealized appreciation (depreciation) on:
Investments	305,653
Net change in unrealized appreciation (depreciation)	305,653
Net realized and unrealized gain	504,443
Net increase in net assets resulting from operations	$421,079

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(83,364)	$(108,445)
Net realized gain on investments	198,790	1,748,004
Net change in unrealized appreciation (depreciation) on investments	305,653	(1,943,559)
Net increase (decrease) in net assets resulting from operations	421,079	(304,000)

Distributions to shareholders from:
Net realized gains	(1,309,072)	(746,755)
Total distributions to shareholders	(1,309,072)	(746,755)

Capital share transactions:
Proceeds from sale of shares	38,076,725	30,866,772
Distributions reinvested	1,309,072	746,755
Cost of shares redeemed	(32,086,646)	(39,555,177)
Net increase (decrease) from capital share transactions	7,299,151	(7,941,650)
Net increase (decrease) in net assets	6,411,158	(8,992,405)

Net assets:
Beginning of year	6,624,463	15,616,868
End of year	$13,035,621	$6,624,463
Accumulated net investment loss at end of year	$(17,919)	$—

Capital share activity:
Shares sold	2,010,814	1,431,869
Shares issued from reinvestment of distributions	74,549	37,582
Shares redeemed	(1,681,745)	(1,861,028)
Net increase (decrease) in shares	403,618	(391,577)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$19.78	$21.50	$14.49	$17.37	$19.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.23)	(.19)	(.22)	(.27)
Net gain (loss) on investments (realized and unrealized)	1.82	.65	7.59	3.14	(2.07)
Total from investment operations	1.63	.42	7.40	2.92	(2.34)
Less distributions from:
Net realized gains	(3.76)	(2.14)	(.39)	(5.80)	—
Total distributions	(3.76)	(2.14)	(.39)	(5.80)	—
Net asset value, end of period	$17.65	$19.78	$21.50	$14.49	$17.37

Total Return[b]	8.36%	1.96%	51.23%	19.33%	(11.92%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,036	$6,624	$15,617	$6,270	$4,998
Ratios to average net assets:
Net investment income (loss)	(1.03%)	(1.06%)	(1.07%)	(1.18%)	(1.38%)
Total expenses	1.61%	1.66%	1.63%	1.67%	1.71%
Portfolio turnover rate	363%	283%	311%	274%	321%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the year ended December 31, 2015, Leisure Fund returned 0.30%, compared with a return of 1.38% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 10.11%.

The media industry and the automobiles industry detracted the most from the Fund’s return for the period. The software industry (composed exclusively of providers of home entertainment software) contributed the most, followed by the beverages industry.

Holdings that contributed the most to the Fund’s return were Starbucks Corp., Activision Blizzard, Inc., and Reynolds American, Inc. Twenty-First Century Fox, Inc. — Class A, Viacom, Inc. — Class B, and Wynn Resorts Ltd. were the holdings detracting the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.8%
Comcast Corp. — Class A	3.5%
Philip Morris International, Inc.	3.5%
Altria Group, Inc.	3.2%
McDonald’s Corp.	3.1%
Starbucks Corp.	2.9%
Reynolds American, Inc.	2.5%
Twenty-First Century Fox, Inc. — Class A	2.2%
Time Warner, Inc.	2.2%
Time Warner Cable, Inc.	2.2%
Top Ten Total	29.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Leisure Fund	0.30%	13.80%	7.62%
S&P 500 Consumer Discretionary Index	10.11%	17.84%	10.87%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

80 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Media - 33.5%
Walt Disney Co.	5,002	$525,610
Comcast Corp. — Class A	8,620	486,427
Twenty-First Century Fox, Inc. — Class A	11,176	303,540
Time Warner, Inc.	4,614	298,387
Time Warner Cable, Inc.	1,605	297,872
Thomson Reuters Corp.	6,050	228,993
DISH Network Corp. — Class A*	3,702	211,680
CBS Corp. — Class B	4,205	198,181
Charter Communications, Inc. — Class A*	1,007	184,382
Discovery Communications, Inc. — Class A*	6,527	174,140
Viacom, Inc. — Class B	4,229	174,066
Liberty Global plc*	4,046	164,955
Liberty Media Corp. — Class A*	3,823	150,053
Cablevision Systems Corp. — Class A	3,829	122,145
News Corp. — Class A	8,705	116,299
Grupo Televisa SAB ADR	4,215	114,690
Scripps Networks Interactive, Inc. — Class A	2,014	111,193
TEGNA, Inc.	3,805	97,104
AMC Networks, Inc. — Class A*	1,260	94,097
Starz — Class A*	2,302	77,117
Sinclair Broadcast Group, Inc. — Class A	2,230	72,564
Tribune Media Co. — Class A	2,110	71,339
Media General, Inc.*	3,770	60,886
Meredith Corp.	1,360	58,820
Gannett Company, Inc.	3,462	56,396
Nexstar Broadcasting Group, Inc. — Class A	940	55,178
Time, Inc.	3,500	54,845
MSG Networks, Inc. — Class A*	2,475	51,480
Total Media		4,612,439

Retail - 19.1%
McDonald’s Corp.	3,666	433,100
Starbucks Corp.	6,606	396,557
Yum! Brands, Inc.	3,210	234,491
Chipotle Mexican Grill, Inc. — Class A*	310	148,754
Darden Restaurants, Inc.	1,961	124,798
Domino’s Pizza, Inc.	935	104,019
Restaurant Brands International, Inc.	2,647	98,892
Panera Bread Co. — Class A*	474	92,326
Dunkin’ Brands Group, Inc.	1,916	81,602
Buffalo Wild Wings, Inc.*	466	74,397
Cracker Barrel Old Country Store, Inc.	586	74,322
Wendy’s Co.	6,742	72,611
Brinker International, Inc.	1,510	72,405
Vista Outdoor, Inc.*	1,582	70,415
Jack in the Box, Inc.	917	70,343
Texas Roadhouse, Inc. — Class A	1,889	67,570
Cheesecake Factory, Inc.	1,352	62,341
Papa John’s International, Inc.	1,110	62,016
Bloomin’ Brands, Inc.	3,498	59,081
Sonic Corp.	1,660	53,635
DineEquity, Inc.	620	52,495
Shake Shack, Inc. — Class A*	1,310	51,876
Red Robin Gourmet Burgers, Inc.*	630	38,896
Zoe’s Kitchen, Inc.*	1,160	32,457
Total Retail		2,629,399

Lodging - 10.5%
Las Vegas Sands Corp.	5,652	247,784
Marriott International, Inc. — Class A	2,613	175,176
Hilton Worldwide Holdings, Inc.	7,593	162,490
MGM Resorts International*	6,655	151,202
Starwood Hotels & Resorts Worldwide, Inc.	2,106	145,904
Wyndham Worldwide Corp.	1,682	122,197
Wynn Resorts Ltd.	1,643	113,679
Melco Crown Entertainment Ltd. ADR	6,599	110,863
Hyatt Hotels Corp. — Class A*	2,220	104,384
Boyd Gaming Corp.*	2,984	59,292
La Quinta Holdings, Inc.*	3,961	53,909
Total Lodging		1,446,880

Agriculture - 9.2%
Philip Morris International, Inc.	5,443	478,493
Altria Group, Inc.	7,584	441,465
Reynolds American, Inc.	7,350	339,203
Total Agriculture		1,259,161

Beverages - 7.1%
Constellation Brands, Inc. — Class A	1,551	220,924
Brown-Forman Corp. — Class B	1,885	187,143
Molson Coors Brewing Co. — Class B	1,837	172,531
Anheuser-Busch InBev S.A. ADR	1,088	136,000
Ambev S.A. ADR	24,149	107,705
Diageo plc ADR	808	88,129
Boston Beer Company, Inc. — Class A*	330	66,630
Total Beverages		979,062

Leisure Time - 7.0%
Carnival Corp.	5,223	284,548
Royal Caribbean Cruises Ltd.	2,004	202,825
Norwegian Cruise Line Holdings Ltd.*	2,691	157,693
Harley-Davidson, Inc.	2,713	123,143
Polaris Industries, Inc.	1,214	104,343
Brunswick Corp.	1,815	91,676
Total Leisure Time		964,228

Entertainment - 5.7%
Six Flags Entertainment Corp.	1,709	93,892
Lions Gate Entertainment Corp.	2,811	91,048
Vail Resorts, Inc.	700	89,593
Cinemark Holdings, Inc.	2,453	82,004
Madison Square Garden Co. — Class A*	505	81,709
Regal Entertainment Group — Class A	3,806	71,819
DreamWorks Animation SKG, Inc. — Class A*	2,376	61,230
Pinnacle Entertainment, Inc.*	1,824	56,763

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
LEISURE FUND

	Shares	Value

SeaWorld Entertainment, Inc.	2,840	$55,920
Marriott Vacations Worldwide Corp.	970	55,242
Penn National Gaming, Inc.*	2,950	47,259
Total Entertainment		786,479

Software - 3.5%
Activision Blizzard, Inc.	5,658	219,021
Electronic Arts, Inc.*	2,727	187,399
Take-Two Interactive Software, Inc.*	2,008	69,959
Total Software		476,379

Toys, Games & Hobbies - 1.8%
Mattel, Inc.	4,704	127,808
Hasbro, Inc.	1,843	124,144
Total Toys, Games & Hobbies		251,952

Commercial Services - 1.5%
Aramark	3,594	115,907
Live Nation Entertainment, Inc.*	3,741	91,916
Total Commercial Services		207,823

Electronics - 0.6%
IMAX Corp.*	2,190	77,833

Total Common Stocks
(Cost $10,283,060)		13,691,635

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.5%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$74,094	74,094
Total Repurchase Agreement
(Cost $74,094)		74,094

Total Investments - 100.0%
(Cost $10,357,154)		$13,765,729
Other Assets & Liabilities, net - 0.0%		(1,618)
Total Net Assets - 100.0%		$13,764,111

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$13,691,635	$—	$—	$13,691,635
Repurchase Agreement	—	74,094	—	74,094
Total	$13,691,635	$74,094	$—	$13,765,729

For the year ended December 31, 2015, there were no transfers between levels.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $10,283,060)	$13,691,635
Repurchase agreements, at value (cost $74,094)	74,094
Total investments (cost $10,357,154)	13,765,729
Receivables:
Securities sold	444,302
Dividends	27,464
Foreign taxes reclaim	510
Fund shares sold	36
Total assets	14,238,041

Liabilities:
Overdraft due to custodian bank	3
Payable for:
Fund shares redeemed	439,886
Management fees	11,202
Transfer agent and administrative fees	3,295
Investor service fees	3,295
Portfolio accounting fees	1,318
Miscellaneous	14,931
Total liabilities	473,930
Commitments and contingent liabilities (Note 11)	—
Net assets	$13,764,111

Net assets consist of:
Paid in capital	$11,933,071
Undistributed net investment income	40,582
Accumulated net realized loss on investments	(1,618,117)
Net unrealized appreciation on investments	3,408,575
Net assets	$13,764,111
Capital shares outstanding	180,058
Net asset value per share	$76.44

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $2,364)	$221,788
Income from securities lending, net	6,054
Interest	25
Total investment income	227,867

Expenses:
Management fees	99,748
Transfer agent and administrative fees	29,338
Investor service fees	29,338
Portfolio accounting fees	11,735
Custodian fees	1,355
Trustees’ fees*	563
Line of credit fees	11
Miscellaneous	16,065
Total expenses	188,153
Net investment income	39,714

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(646,947)
Net realized loss	(646,947)
Net change in unrealized appreciation (depreciation) on:
Investments	309,451
Net change in unrealized appreciation (depreciation)	309,451
Net realized and unrealized loss	(337,496)
Net decrease in net assets resulting from operations	$(297,782)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$39,714	$11,202
Net realized gain (loss) on investments	(646,947)	2,318,988
Net change in unrealized appreciation (depreciation) on investments	309,451	(2,150,650)
Net increase (decrease) in net assets resulting from operations	(297,782)	179,540

Distributions to shareholders from:
Net investment income	(10,405)	(14,416)
Net realized gains	(1,768,958)	(905,441)
Total distributions to shareholders	(1,779,363)	(919,857)

Capital share transactions:
Proceeds from sale of shares	43,041,816	31,044,686
Distributions reinvested	1,779,363	919,857
Cost of shares redeemed	(37,129,754)	(34,940,733)
Net increase (decrease) from capital share transactions	7,691,425	(2,976,190)
Net increase (decrease) in net assets	5,614,280	(3,716,507)

Net assets:
Beginning of year	8,149,831	11,866,338
End of year	$13,764,111	$8,149,831
Undistributed net investment income at end of year	$40,582	$11,272

Capital share activity:
Shares sold	507,739	328,924
Shares issued from reinvestment of distributions	21,650	10,836
Shares redeemed	(442,143)	(371,318)
Net increase (decrease) in shares	87,246	(31,558)

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$87.81	$95.41	$67.43	$55.58	$54.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.12	.11	.53	(.11)
Net gain (loss) on investments (realized and unrealized)	.87	6.53	28.45	11.32	1.44
Total from investment operations	1.15	6.65	28.56	11.85	1.33
Less distributions from:
Net investment income	(.07)	(.22)	(.58)	—	—
Net realized gains	(12.45)	(14.03)	—	—	—
Total distributions	(12.52)	(14.25)	(.58)	—	—
Net asset value, end of period	$76.44	$87.81	$95.41	$67.43	$55.58

Total Return[b]	0.30%	7.49%	42.41%	21.32%	2.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,764	$8,150	$11,866	$9,053	$5,780
Ratios to average net assets:
Net investment income (loss)	0.34%	0.13%	0.14%	0.85%	(0.20%)
Total expenses	1.60%	1.66%	1.64%	1.67%	1.71%
Portfolio turnover rate	288%	339%	219%	214%	227%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the year ended December 31, 2015, Precious Metals Fund returned -30.37%, compared with the 1.38% return of the S&P 500 Index. The S&P 500 Materials Index returned -8.38%.

Metals & mining companies account for most of the holdings in the portfolio. As a group, they detracted from return. No industry contributed to return for the period.

Within metals & mining, gold miners were the largest detractor, followed by silver miners. Aluminum companies were the only contributor to return within the industry.

NovaGold Resources, Inc., Agnico-Eagle Mines Ltd., and Seabridge Gold, Inc., were the leading contributors to return. Freeport-McMoran, Inc., Goldcorp., Inc., and Barrick Gold Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Goldcorp, Inc.	6.7%
Newmont Mining Corp.	6.7%
Barrick Gold Corp.	6.4%
Franco-Nevada Corp.	5.9%
Agnico Eagle Mines Ltd.	5.5%
Randgold Resources Ltd. ADR	5.2%
Silver Wheaton Corp.	4.9%
Market Vectors Junior Gold Miners ETF	4.2%
AngloGold Ashanti Ltd. ADR	3.8%
Tahoe Resources, Inc.	3.3%
Top Ten Total	52.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

86 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Precious Metals Fund	-30.37%	-25.75%	-8.43%
S&P 500 Materials Index	-8.38%	5.00%	6.23%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	December 31, 2015
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.2%

Mining - 95.2%
Goldcorp, Inc.	94,486	$1,092,257
Newmont Mining Corp.	60,464	1,087,747
Barrick Gold Corp.	140,293	1,035,362
Franco-Nevada Corp.	20,729	948,352
Agnico Eagle Mines Ltd.	34,125	896,805
Randgold Resources Ltd. ADR	13,547	838,966
Silver Wheaton Corp.	64,484	800,891
AngloGold Ashanti Ltd. ADR*	86,540	614,434
Tahoe Resources, Inc.	60,991	528,792
Royal Gold, Inc.	14,348	523,272
Eldorado Gold Corp.	169,739	504,125
Gold Fields Ltd. ADR	175,470	486,052
Kinross Gold Corp.*	264,277	480,984
Yamana Gold, Inc.	241,362	448,933
Sibanye Gold Ltd. ADR	70,649	430,252
Novagold Resources, Inc.*	101,852	428,797
Freeport-McMoRan, Inc.	60,360	408,637
New Gold, Inc.*	154,527	358,503
Cia de Minas Buenaventura S.A.A. ADR*	82,338	352,407
Pan American Silver Corp.	53,824	349,856
Stillwater Mining Co.*	39,668	339,955
Alamos Gold, Inc. — Class A	95,583	314,468
Pretium Resources, Inc.*	59,518	299,971
Hecla Mining Co.	142,062	268,497
First Majestic Silver Corp.*	78,425	256,450
IAMGOLD Corp.*	177,567	252,145
Seabridge Gold, Inc.*	29,368	243,461
Silver Standard Resources, Inc.*	42,920	222,326
Primero Mining Corp.*	94,097	214,541
Coeur Mining, Inc.*	81,513	202,152
Sandstorm Gold Ltd.*	72,765	191,372
Total Mining		15,420,762

Total Common Stocks
(Cost $13,645,064)		15,420,762

EXCHANGE-TRADED FUNDS† - 4.1%
Market Vectors Junior Gold Miners ETF	35,091	674,098
Total Exchange-Traded Funds
(Cost $679,556)		674,098

	Face Amount

REPURCHASE AGREEMENT††,1 - 1.5%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$241,287	241,287
Total Repurchase Agreement
(Cost $241,287)		241,287

Total Investments - 100.8%
(Cost $14,565,907)		$16,336,147
Other Assets & Liabilities, net - (0.8)%		(135,158)
Total Net Assets - 100.0%		$16,200,989

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$15,420,762	$—	$—	$15,420,762
Exchange-Traded Funds	674,098	—	—	674,098
Repurchase Agreement	—	241,287	—	241,287
Total	$16,094,860	$241,287	$—	$16,336,147

For the year ended December 31, 2015, there were no transfers between levels.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $14,324,620)	$16,094,860
Repurchase agreements, at value (cost $241,287)	241,287
Total investments (cost $14,565,907)	16,336,147
Receivables:
Fund shares sold	297,158
Securities sold	175,104
Dividends	3,000
Interest	1
Total assets	16,811,410

Liabilities:
Payable for:
Fund shares redeemed	566,050
Management fees	9,715
Transfer agent and administrative fees	3,238
Investor service fees	3,238
Portfolio accounting fees	1,295
Miscellaneous	26,885
Total liabilities	610,421
Commitments and contingent liabilities (Note 11)	—
Net assets	$16,200,989

Net assets consist of:
Paid in capital	$38,792,943
Accumulated net investment loss	(782,314)
Accumulated net realized loss on investments	(23,579,880)
Net unrealized appreciation on investments	1,770,240
Net assets	$16,200,989
Capital shares outstanding	902,667
Net asset value per share	$17.95

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $18,683)	$169,638
Income from securities lending, net	12,994
Interest	55
Total investment income	182,687

Expenses:
Management fees	137,076
Transfer agent and administrative fees	45,692
Investor service fees	45,692
Portfolio accounting fees	18,277
Professional fees	15,922
Custodian fees	2,107
Trustees’ fees*	1,535
Line of credit fees	66
Miscellaneous	7,921
Total expenses	274,288
Net investment loss	(91,601)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,623,641)
Net realized loss	(5,623,641)
Net change in unrealized appreciation (depreciation) on:
Investments	(637,127)
Net change in unrealized appreciation (depreciation)	(637,127)
Net realized and unrealized loss	(6,260,768)
Net decrease in net assets resulting from operations	$(6,352,369)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(91,601)	$(87,152)
Net realized loss on investments	(5,623,641)	(2,217,707)
Net change in unrealized appreciation (depreciation) on investments	(637,127)	(3,067,268)
Net decrease in net assets resulting from operations	(6,352,369)	(5,372,127)

Distributions to shareholders from:
Net investment income	(1,009,261)	(33,639)
Total distributions to shareholders	(1,009,261)	(33,639)

Capital share transactions:
Proceeds from sale of shares	45,006,482	49,419,469
Distributions reinvested	1,009,261	33,639
Cost of shares redeemed	(40,765,886)	(48,272,336)
Net increase from capital share transactions	5,249,857	1,180,772
Net decrease in net assets	(2,111,773)	(4,224,994)

Net assets:
Beginning of year	18,312,762	22,537,756
End of year	$16,200,989	$18,312,762
Accumulated net investment loss/Undistributed net investment income at end of year	$(782,314)	$64,865

Capital share activity:
Shares sold	2,058,142	1,355,374 *
Shares issued from reinvestment of distributions	46,790	1,235 *
Shares redeemed	(1,865,796)	(1,367,177)*
Net increase (decrease) in shares	239,136	(10,568)*

*	Capital share activity for the period presented through January 24, 2014 has been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 9 in Notes to Financial Statements.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$27.60	$33.43	$62.84	$72.16	$95.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.11)	.25	.10	(.45)
Net gain (loss) on investments (realized and unrealized)	(8.01)	(5.67)	(29.21)	(2.97)	(22.53)
Total from investment operations	(8.13)	(5.78)	(28.96)	(2.87)	(22.98)
Less distributions from:
Net investment income	(1.52)	(.05)	(.45)	—	(.05)
Net realized gains	—	—	—	(6.45)	—
Total distributions	(1.52)	(.05)	(.45)	(6.45)	(.05)
Net asset value, end of period	$17.95	$27.60	$33.43	$62.84	$72.16

Total Return[b]	(30.37%)	(17.34%)	(46.10%)	(4.10%)	(24.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,201	$18,313	$22,538	$50,201	$56,982
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.32%)	0.54%	0.14%	(0.52%)
Total expenses[c]	1.50%	1.56%	1.54%	1.57%	1.60%
Portfolio turnover rate	203%	168%	193%	140%	199%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 9 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the year ended December 31, 2015, Real Estate Fund returned -2.52%, compared to a return of 1.38% for the S&P 500 Index. The MSCI U.S. REIT Index returned 2.52%.

Within the Fund, the real estate investment trust (REIT) industry composes almost all the portfolio, and as an industry detracted slightly from return. A single holding in the capital markets industry was the only contributor to return.

Within REITs, residential REITs and specialized REITs were contributors to return, while hotel & resort REITs and health care REITS detracted from return.

Public Storage, Extra Space Storage, Inc., and Altisource Portfolio Solutions S.A. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Host Hotels & Resorts, Inc., NorthStar Realty Finance Corp., and Iron Mountain, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	2.3%
Public Storage	1.9%
American Tower Corp. — Class A	1.9%
Equity Residential	1.6%
Crown Castle International Corp.	1.6%
AvalonBay Communities, Inc.	1.5%
Welltower, Inc.	1.5%
General Growth Properties, Inc.	1.4%
Prologis, Inc.	1.4%
Ventas, Inc.	1.3%
Top Ten Total	16.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

92 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Real Estate Fund	-2.52%	8.21%	3.66%
MSCI U.S. REIT Index	2.52%	11.88%	7.35%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	December 31, 2015
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

REITs - 91.5%
REITs-Diversified - 20.8%
American Tower Corp. — Class A	3,156	$305,974
Crown Castle International Corp.	2,987	258,226
Equinix, Inc.	691	208,958
Vornado Realty Trust	2,076	207,517
Weyerhaeuser Co.	6,145	184,227
Digital Realty Trust, Inc.	2,094	158,348
Plum Creek Timber Company, Inc.	2,863	136,622
Duke Realty Corp.	6,034	126,835
Lamar Advertising Co. — Class A	1,934	116,001
WP Carey, Inc.	1,965	115,935
Liberty Property Trust	3,273	101,627
Retail Properties of America, Inc. — Class A	6,063	89,551
EPR Properties	1,519	88,786
STORE Capital Corp.	3,727	86,466
Corrections Corporation of America	3,215	85,165
Communications Sales & Leasing, Inc.	4,415	82,516
NorthStar Realty Finance Corp.	4,889	83,259
Outfront Media, Inc.	3,720	81,208
Rayonier, Inc.	3,555	78,921
New Residential Investment Corp. REIT	6,098	74,152
GEO Group, Inc.	2,544	73,547
PS Business Parks, Inc.	840	73,441
DuPont Fabros Technology, Inc.	2,154	68,476
Cousins Properties, Inc.	7,153	67,453
Lexington Realty Trust	8,121	64,968
Washington Real Estate Investment Trust	2,347	63,510
American Assets Trust, Inc.	1,611	61,782
CoreSite Realty Corp.	1,095	62,108
STAG Industrial, Inc.	2,880	53,136
Apple Hospitality REIT, Inc.	2,180	43,535
Potlatch Corp.	1,710	51,710
NorthStar Realty Europe Corp.	3,659	43,213
Total REITs-Diversified		3,397,173

REITs-Office Property - 12.2%
Boston Properties, Inc.	1,637	208,783
SL Green Realty Corp.	1,429	161,448
VEREIT, Inc.	15,852	125,548
Alexandria Real Estate Equities, Inc.	1,344	121,444
Kilroy Realty Corp.	1,822	115,296
BioMed Realty Trust, Inc.	4,458	105,610
Douglas Emmett, Inc.	3,320	103,518
Highwoods Properties, Inc.	2,223	96,923
Paramount Group, Inc.	5,108	92,455
Equity Commonwealth*	3,210	89,013
Columbia Property Trust, Inc.	3,517	82,579
Piedmont Office Realty Trust, Inc. — Class A	4,222	79,711
Brandywine Realty Trust	5,511	75,280
Hudson Pacific Properties, Inc.	2,672	75,190
Empire State Realty Trust, Inc. — Class A	3,800	68,666
Mack-Cali Realty Corp.	2,928	68,369
Corporate Office Properties Trust	3,108	67,848
New York REIT, Inc.	5,682	65,343
Gramercy Property Trust	8,128	62,748
Parkway Properties, Inc.	3,976	62,145
Government Properties Income Trust REIT	3,249	51,562
Total REITs-Office Property		1,979,479

REITs-Apartments - 10.2%
Equity Residential	3,183	259,701
AvalonBay Communities, Inc.	1,321	243,236
Essex Property Trust, Inc.	785	187,937
UDR, Inc.	4,059	152,497
Mid-America Apartment Communities, Inc.	1,377	125,045
Camden Property Trust	1,629	125,042
Apartment Investment & Management Co. — Class A	2,956	118,329
American Campus Communities, Inc.	2,454	101,448
American Homes 4 Rent — Class A	5,400	89,964
Post Properties, Inc.	1,448	85,664
Education Realty Trust, Inc.	1,813	68,676
Monogram Residential Trust, Inc.	6,150	60,024
Colony Starwood Homes	1,936	43,831
Total REITs-Apartments		1,661,394

REITs-Health Care - 9.1%
Welltower, Inc.	3,448	234,567
Ventas, Inc.	3,735	210,765
HCP, Inc.	5,272	201,601
Omega Healthcare Investors, Inc.	3,490	122,080
Senior Housing Properties Trust	6,128	90,940
Healthcare Trust of America, Inc. — Class A	3,279	88,435
Healthcare Realty Trust, Inc.	2,881	81,590
Medical Properties Trust, Inc.	6,863	78,993
National Health Investors, Inc.	1,190	72,435
Care Capital Properties, Inc.	2,503	76,517
LTC Properties, Inc.	1,383	59,663
Physicians Realty Trust	3,430	57,830
Sabra Health Care REIT, Inc.	2,725	55,127
New Senior Investment Group, Inc.	4,130	40,722
Total REITs-Health Care		1,471,265

REITs-Shopping Centers - 7.7%
Kimco Realty Corp.	5,924	156,749
Federal Realty Investment Trust	1,028	150,191
Brixmor Property Group, Inc.	5,196	134,161
Regency Centers Corp.	1,763	120,096
DDR Corp.	6,988	117,678
Weingarten Realty Investors	2,841	98,242
Equity One, Inc.	3,308	89,812
Urban Edge Properties	3,139	73,610
Acadia Realty Trust	2,147	71,173
Kite Realty Group Trust	2,695	69,881
WP GLIMCHER, Inc.	6,184	65,612

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
REAL ESTATE FUND

	Shares	Value

Retail Opportunity Investments Corp.	3,536	$63,294
Ramco-Gershenson Properties Trust	3,286	54,580
Total REITs-Shopping Centers		1,265,079

REITs-Regional Malls - 6.6%
Simon Property Group, Inc.	1,889	367,298
General Growth Properties, Inc.	8,595	233,870
Macerich Co.	2,102	169,610
Taubman Centers, Inc.	1,338	102,651
Tanger Factory Outlet Centers, Inc.	2,539	83,025
CBL & Associates Properties, Inc.	5,419	67,033
Pennsylvania Real Estate Investment Trust	2,619	57,278
Total REITs-Regional Malls		1,080,765

REITs-Mortgage - 6.5%
Annaly Capital Management, Inc.	14,922	139,969
American Capital Agency Corp. REIT	6,668	115,624
Starwood Property Trust, Inc.	5,009	102,985
Two Harbors Investment Corp.	9,711	78,659
Blackstone Mortgage Trust, Inc. — Class A	2,770	74,125
Chimera Investment Corp.	5,356	73,056
MFA Financial, Inc.	10,858	71,663
Colony Capital, Inc. — Class A	3,540	68,959
Invesco Mortgage Capital, Inc. REIT	4,473	55,420
Hatteras Financial Corp. REIT	4,063	53,428
Redwood Trust, Inc.	3,790	50,028
PennyMac Mortgage Investment Trust	3,216	49,076
CYS Investments, Inc.	6,684	47,657
iStar, Inc.*	4,062	47,647
Capstead Mortgage Corp. REIT	4,854	42,424
Total REITs-Mortgage		1,070,720

REITs-Hotels - 5.7%
Host Hotels & Resorts, Inc.	10,489	160,900
Hospitality Properties Trust	3,581	93,643
LaSalle Hotel Properties	3,129	78,726
Ryman Hospitality Properties, Inc.	1,463	75,549
RLJ Lodging Trust	3,490	75,489
Sunstone Hotel Investors, Inc.	5,926	74,016
Pebblebrook Hotel Trust	2,454	68,761
DiamondRock Hospitality Co.	6,781	65,437
Chesapeake Lodging Trust	2,269	57,088
Summit Hotel Properties, Inc.	4,088	48,852
FelCor Lodging Trust, Inc.	6,520	47,596
Hersha Hospitality Trust	2,155	46,893
Ashford Hospitality Trust, Inc.	5,510	34,768
Total REITs-Hotels		927,718

REITs-Storage - 4.8%
Public Storage	1,282	317,551
Extra Space Storage, Inc.	1,778	156,837
Iron Mountain, Inc.	4,158	112,308
CubeSmart	3,577	109,528
Sovran Self Storage, Inc.	880	94,433
Total REITs-Storage		790,657

REITs-Warehouse/Industries - 3.9%
Prologis, Inc.	5,327	228,634
DCT Industrial Trust, Inc.	2,285	85,390
CyrusOne, Inc.	2,040	76,398
First Industrial Realty Trust, Inc.	3,381	74,822
QTS Realty Trust, Inc. — Class A	1,454	65,590
EastGroup Properties, Inc.	1,144	63,618
Rexford Industrial Realty, Inc.	2,760	45,154
Total REITs-Warehouse/Industries		639,606

REITs-Single Tenant - 2.7%
Realty Income Corp.	3,304	170,586
National Retail Properties, Inc.	2,767	110,818
Spirit Realty Capital, Inc.	9,959	99,789
Select Income REIT	3,245	64,316
Total REITs-Single Tenant		445,509

REITs-Manufactured Homes - 1.3%
Equity LifeStyle Properties, Inc.	1,680	112,005
Sun Communities, Inc.	1,369	93,818
Total REITs-Manufactured Homes		205,823

Total REITs		14,935,188

Real Estate - 6.9%
Real Estate Management/Services - 3.5%
CBRE Group, Inc. — Class A*	4,621	159,795
Jones Lang LaSalle, Inc.	799	127,728
Realogy Holdings Corp.*	2,983	109,387
Altisource Residential Corp.	7,231	89,737
Kennedy-Wilson Holdings, Inc.	3,273	78,814
Total Real Estate Management/Services		565,461

Real Estate Operations/Development - 2.7%
Forest City Enterprises, Inc. — Class A*	5,258	115,308
Brookfield Asset Management, Inc. — Class A	3,445	108,621
Howard Hughes Corp.*	894	101,165
Alexander & Baldwin, Inc.	1,734	61,228
St. Joe Co.*	3,075	56,918
Total Real Estate Operations/Development		443,240

Property Trust - 0.4%
Xenia Hotels & Resorts, Inc.	4,007	61,427

Real Estate Management/Services - 0.3%
Four Corners Property Trust, Inc.*	2,090	50,494
Total Real Estate		1,120,622

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
REAL ESTATE FUND

	Shares	Value

Diversified Financial Services - 0.6%
Investment Management/Advisory Services - 0.6%
Altisource Portfolio Solutions S.A.*	3,386	$94,165

Entertainment - 0.5%
Casino Services - 0.5%
Gaming and Leisure Properties, Inc.	3,014	83,789

Total Common Stocks
(Cost $11,054,320)		16,233,764

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.3%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$52,662	52,662
Total Repurchase Agreement
(Cost $52,662)		52,662

Total Investments - 99.8%
(Cost $11,106,982)		$16,286,426
Other Assets & Liabilities, net - 0.2%		37,307
Total Net Assets - 100.0%		$16,323,733

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$16,233,764	$—	$—	$16,233,764
Repurchase Agreement	—	52,662	—	52,662
Total	$16,233,764	$52,662	$—	$16,286,426

For the year ended December 31, 2015, there were no transfers between levels.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $11,054,320)	$16,233,764
Repurchase agreements, at value (cost $52,662)	52,662
Total investments (cost $11,106,982)	16,286,426
Cash	409
Receivables:
Securities sold	151,641
Dividends	108,399
Total assets	16,546,875

Liabilities:
Payable for:
Fund shares redeemed	175,538
Management fees	12,115
Transfer agent and administrative fees	3,563
Investor service fees	3,563
Portfolio accounting fees	1,425
Miscellaneous	26,938
Total liabilities	223,142
Commitments and contingent liabilities (Note 11)	—
Net assets	$16,323,733

Net assets consist of:
Paid in capital	$20,039,776
Undistributed net investment income	303,388
Accumulated net realized loss on investments	(9,198,875)
Net unrealized appreciation on investments	5,179,444
Net assets	$16,323,733
Capital shares outstanding	473,142
Net asset value per share	$34.50

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $514)	$622,974
Income from securities lending, net	8,216
Interest	35
Total investment income	631,225

Expenses:
Management fees	175,086
Transfer agent and administrative fees	51,496
Investor service fees	51,496
Portfolio accounting fees	20,598
Professional fees	18,675
Custodian fees	2,368
Trustees’ fees*	1,533
Line of credit fees	183
Miscellaneous	9,117
Total expenses	330,552
Net investment income	300,673

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,932,503
Net realized gain	1,932,503
Net change in unrealized appreciation (depreciation) on:
Investments	(3,111,498)
Net change in unrealized appreciation (depreciation)	(3,111,498)
Net realized and unrealized loss	(1,178,995)
Net decrease in net assets resulting from operations	$(878,322)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$300,673	$368,029
Net realized gain (loss) on investments	1,932,503	(127,211)
Net change in unrealized appreciation (depreciation) on investments	(3,111,498)	3,143,498
Net increase (decrease) in net assets resulting from operations	(878,322)	3,384,316

Distributions to shareholders from:
Net investment income	(386,046)	(312,220)
Total distributions to shareholders	(386,046)	(312,220)

Capital share transactions:
Proceeds from sale of shares	55,939,548	80,108,290
Distributions reinvested	386,046	312,220
Cost of shares redeemed	(66,758,857)	(70,254,861)
Net increase (decrease) from capital share transactions	(10,433,263)	10,165,649
Net increase (decrease) in net assets	(11,697,631)	13,237,745

Net assets:
Beginning of year	28,021,364	14,783,619
End of year	$16,323,733	$28,021,364
Undistributed net investment income at end of year	$303,388	$396,272

Capital share activity:
Shares sold	1,559,954	2,334,859
Shares issued from reinvestment of distributions	11,059	8,738
Shares redeemed	(1,867,406)	(2,059,984)
Net increase (decrease) in shares	(296,393)	283,613

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$36.41	$30.42	$30.15	$25.90	$26.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.50	.57	.45	.35
Net gain (loss) on investments (realized and unrealized)	(1.44)	5.88	.62	4.28	.20
Total from investment operations	(.91)	6.38	1.19	4.73	.55
Less distributions from:
Net investment income	(1.00)	(.39)	(.92)	(.48)	(.85)
Total distributions	(1.00)	(.39)	(.92)	(.48)	(.85)
Net asset value, end of period	$34.50	$36.41	$30.42	$30.15	$25.90

Total Return[b]	(2.52%)	21.01%	3.94%	18.34%	2.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,324	$28,021	$14,784	$21,575	$15,001
Ratios to average net assets:
Net investment income (loss)	1.46%	1.48%	1.76%	1.54%	1.28%
Total expenses	1.60%	1.66%	1.64%	1.67%	1.70%
Portfolio turnover rate	259%	277%	416%	348%	351%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the year ended December 31, 2015, Retailing Fund returned -1.33%, compared with a return of 1.38% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 10.11%.

Within the Fund, the heavily weighted specialty retail industry detracted the most from the Fund’s return for the period, followed by the multiline industry, which is largely composed of department stores and general merchandise stores. The internet & catalog retail industry contributed the most to the Fund’s return, followed by the internet software & services industry.

Fund performance for the year benefited most from Amazon.com, Inc., Netflix, Inc., and Home Depot, Inc. Wal-Mart Stores, Inc., Macy’s, Inc., and Companhia Brasileira de Distribuicao ADR were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	5.8%
Wal-Mart Stores, Inc.	4.8%
Home Depot, Inc.	4.3%
CVS Health Corp.	3.6%
Walgreens Boots Alliance, Inc.	3.2%
Lowe’s Companies, Inc.	2.8%
Costco Wholesale Corp.	2.8%
Priceline Group, Inc.	2.6%
TJX Companies, Inc.	2.3%
Target Corp.	2.2%
Top Ten Total	34.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

100 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Retailing Fund	-1.33%	12.35%	7.62%
S&P 500 Consumer Discretionary Index	10.11%	17.84%	10.87%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	December 31, 2015
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Retail - 74.4%
Wal-Mart Stores, Inc.	6,505	$398,756
Home Depot, Inc.	2,714	358,926
CVS Health Corp.	3,037	296,928
Walgreens Boots Alliance, Inc.	3,129	266,450
Lowe’s Companies, Inc.	3,065	233,063
Costco Wholesale Corp.	1,439	232,398
TJX Companies, Inc.	2,690	190,747
Target Corp.	2,548	185,010
L Brands, Inc.	1,510	144,688
O’Reilly Automotive, Inc.*	552	139,888
Ross Stores, Inc.	2,406	129,467
AutoZone, Inc.*	174	129,092
Dollar General Corp.	1,750	125,773
Dollar Tree, Inc.*	1,536	118,610
Ulta Salon Cosmetics & Fragrance, Inc.*	518	95,830
Macy’s, Inc.	2,706	94,656
Tractor Supply Co.	1,102	94,221
Advance Auto Parts, Inc.	601	90,457
Best Buy Company, Inc.	2,966	90,315
Signet Jewelers Ltd.	722	89,304
CarMax, Inc.*	1,653	89,213
Tiffany & Co.	1,159	88,420
Kohl’s Corp.	1,844	87,830
The Gap, Inc.	3,519	86,919
Nordstrom, Inc.	1,697	84,528
Foot Locker, Inc.	1,295	84,292
Rite Aid Corp.*	9,973	78,188
Bed Bath & Beyond, Inc.*	1,574	75,946
AutoNation, Inc.*	1,201	71,652
Liberty Interactive Corporation QVC Group — Class A*	2,550	69,666
Staples, Inc.	7,149	67,701
Williams-Sonoma, Inc.	1,055	61,623
Michaels Companies, Inc.*	2,711	59,940
Express, Inc.*	3,255	56,246
Dick’s Sporting Goods, Inc.	1,566	55,358
Sally Beauty Holdings, Inc.*	1,938	54,050
Penske Automotive Group, Inc.	1,269	53,729
Jumei International Holding Ltd. ADR*	5,800	52,548
Burlington Stores, Inc.*	1,190	51,051
Cabela’s, Inc.*	1,070	50,001
Office Depot, Inc.*	8,713	49,141
American Eagle Outfitters, Inc.	3,158	48,949
CST Brands, Inc.	1,214	47,516
GameStop Corp. — Class A	1,691	47,416
Restoration Hardware Holdings, Inc.*	596	47,353
Lithia Motors, Inc. — Class A	432	46,081
HSN, Inc.	889	45,046
PriceSmart, Inc.	541	44,898
Urban Outfitters, Inc.*	1,948	44,317
GNC Holdings, Inc. — Class A	1,421	44,079
Sears Holdings Corp.*	2,130	43,793
Dillard’s, Inc. — Class A	651	42,777
Chico’s FAS, Inc.	3,991	42,584
JC Penney Company, Inc.*	6,116	40,733
DSW, Inc. — Class A	1,664	39,703
Big Lots, Inc.	1,006	38,771
Abercrombie & Fitch Co. — Class A	1,391	37,557
Group 1 Automotive, Inc.	492	37,244
Ascena Retail Group, Inc.*	3,753	36,967
Asbury Automotive Group, Inc.*	545	36,755
Five Below, Inc.*	1,108	35,567
Mattress Firm Holding Corp.*	770	34,365
Buckle, Inc.	1,086	33,427
Guess?, Inc.	1,764	33,304
Genesco, Inc.*	546	31,029
Caleres, Inc.	1,120	30,038
Children’s Place, Inc.	540	29,808
Vitamin Shoppe, Inc.*	815	26,651
Finish Line, Inc. — Class A	1,439	26,017
Conn’s, Inc.*	1,056	24,784
Men’s Wearhouse, Inc.	1,547	22,710
Hibbett Sports, Inc.*	748	22,620
Barnes & Noble, Inc.	2,511	21,871
Outerwall, Inc.	569	20,791
Pier 1 Imports, Inc.	4,071	20,721
Lumber Liquidators Holdings, Inc.*	1,016	17,638
Stage Stores, Inc.	1,583	14,421
Total Retail		6,190,922

Internet - 18.0%
Amazon.com, Inc.*	717	484,614
Priceline Group, Inc.*	172	219,291
Netflix, Inc.*	1,612	184,381
JD.com, Inc. ADR*	3,367	108,636
Expedia, Inc.	857	106,525
Ctrip.com International Ltd. ADR*	2,120	98,220
TripAdvisor, Inc.*	1,123	95,736
Vipshop Holdings Ltd. ADR*	5,105	77,953
Wayfair, Inc. — Class A*	1,160	55,239
Groupon, Inc. — Class A*	12,020	36,901
Shutterfly, Inc.*	756	33,687
Total Internet		1,501,183

Distribution & Wholesale - 3.3%
Genuine Parts Co.	1,160	99,632
LKQ Corp.*	2,906	86,105
Pool Corp.	633	51,134
Core-Mark Holding Company, Inc.	440	36,054
Total Distribution & Wholesale		272,925

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
RETAILING FUND

	Shares	Value

Leisure Time - 1.3%
Qunar Cayman Islands Ltd. ADR*	1,268	$66,874
Liberty TripAdvisor Holdings, Inc. — Class A*	1,340	40,656
Total Leisure Time		107,530

Commercial Services - 1.2%
Monro Muffler Brake, Inc.	605	40,063
Aaron’s, Inc.	1,562	34,974
Rent-A-Center, Inc.	1,621	24,266
Total Commercial Services		99,303

Food - 0.6%
Cia Brasileira de Distribuicao ADR	4,648	48,897

Oil & Gas - 0.5%
Murphy USA, Inc.*	714	43,368

Home Furnishings - 0.3%
Select Comfort Corp.*	1,288	27,576

Total Common Stocks
(Cost $5,170,853)		8,291,704

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.6%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$50,013	50,013
Total Repurchase Agreement
(Cost $50,013)		50,013

Total Investments - 100.2%
(Cost $5,220,866)		$8,341,717
Other Assets & Liabilities, net - (0.2)%		(14,100)
Total Net Assets - 100.0%		$8,327,617

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$8,291,704	$—	$—	$8,291,704
Repurchase Agreement	—	50,013	—	50,013
Total	$8,291,704	$50,013	$—	$8,341,717

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $5,170,853)	$8,291,704
Repurchase agreements, at value (cost $50,013)	50,013
Total investments (cost $5,220,866)	8,341,717
Receivables:
Fund shares sold	10,238
Dividends	8,096
Interest	1
Total assets	8,360,052

Liabilities:
Payable for:
Fund shares redeemed	7,974
Management fees	6,538
Transfer agent and administrative fees	1,923
Investor service fees	1,923
Portfolio accounting fees	769
Miscellaneous	13,308
Total liabilities	32,435
Commitments and contingent liabilities (Note 11)	—
Net assets	$8,327,617

Net assets consist of:
Paid in capital	$6,314,853
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,108,087)
Net unrealized appreciation on investments	3,120,851
Net assets	$8,327,617
Capital shares outstanding	476,116
Net asset value per share	$17.49

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $305)	$176,190
Income from securities lending, net	5,515
Interest	31
Total investment income	181,736

Expenses:
Management fees	110,120
Transfer agent and administrative fees	32,388
Investor service fees	32,388
Portfolio accounting fees	12,955
Professional fees	10,860
Custodian fees	1,495
Trustees’ fees*	518
Line of credit fees	23
Miscellaneous	5,954
Total expenses	206,701
Net investment loss	(24,965)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(373,964)
Net realized loss	(373,964)
Net change in unrealized appreciation (depreciation) on:
Investments	146,451
Net change in unrealized appreciation (depreciation)	146,451
Net realized and unrealized loss	(227,513)
Net decrease in net assets resulting from operations	$(252,478)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(24,965)	$(28,020)
Net realized gain (loss) on investments	(373,964)	1,605,607
Net change in unrealized appreciation (depreciation) on investments	146,451	(1,385,094)
Net increase (decrease) in net assets resulting from operations	(252,478)	192,493

Distributions to shareholders from:
Net realized gains	(1,195,349)	(554,283)
Total distributions to shareholders	(1,195,349)	(554,283)

Capital share transactions:
Proceeds from sale of shares	31,659,236	26,875,265
Distributions reinvested	1,195,349	554,283
Cost of shares redeemed	(30,383,487)	(29,233,532)
Net increase (decrease) from capital share transactions	2,471,098	(1,803,984)
Net increase (decrease) in net assets	1,023,271	(2,165,774)

Net assets:
Beginning of year	7,304,346	9,470,120
End of year	$8,327,617	$7,304,346
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,627,231	1,375,244
Shares issued from reinvestment of distributions	61,999	30,338
Shares redeemed	(1,589,232)	(1,494,316)
Net increase (decrease) in shares	99,998	(88,734)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$19.42	$20.37	$16.71	$14.31	$13.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.10)	(.09)	— [b]	(.03)
Net gain (loss) on investments (realized and unrealized)	(.05)	1.70	6.04	2.40	.75
Total from investment operations	(.09)	1.60	5.95	2.40	.72
Less distributions from:
Net investment income	—	—	(—)[c]	—	—
Net realized gains	(1.84)	(2.55)	(2.29)	—	—
Total distributions	(1.84)	(2.55)	(2.29)	—	—
Net asset value, end of period	$17.49	$19.42	$20.37	$16.71	$14.31

Total Return[d]	(1.33%)	8.66%	35.80%	16.77%	5.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,328	$7,304	$9,470	$6,194	$13,134
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.51%)	(0.46%)	0.01%	(0.20%)
Total expenses	1.60%	1.66%	1.64%	1.67%	1.69%
Portfolio turnover rate	225%	452%	1,219%	1,043%	621%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the year ended December 31, 2015, Technology Fund returned 1.11%, compared with a return of 1.38% for the S&P 500 Index. The S&P 500 Information Technology Index returned 5.93%.

Within the Fund, the software industry contributed the most to the Fund’s performance for the period, followed by the internet software & services industry. Technology hardware storage & peripherals detracted the most from return, followed by the communications equipment industry.

Top-contributing holdings were Alphabet, Inc. — Class A, Facebook, Inc. — Class A and Microsoft Corp., Micron Technology, Inc., QUALCOMM, Inc., and HP, Inc. were the weakest-performing technology holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.4%
Alphabet, Inc. — Class A	3.2%
Microsoft Corp.	2.9%
Facebook, Inc. — Class A	2.4%
Visa, Inc. — Class A	1.8%
Intel Corp.	1.8%
Oracle Corp.	1.8%
Cisco Systems, Inc.	1.6%
International Business Machines Corp.	1.6%
MasterCard, Inc. — Class A	1.5%
Top Ten Total	22.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Technology Fund	1.11%	8.95%	5.49%
S&P 500 Information Technology Index	5.93%	13.95%	9.40%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

108 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Software - 22.3%
Microsoft Corp.	10,030	$556,463
Oracle Corp.	9,139	333,848
Salesforce.com, Inc.*	2,424	190,041
Adobe Systems, Inc.*	1,926	180,928
Activision Blizzard, Inc.	3,614	139,898
Intuit, Inc.	1,375	132,688
VMware, Inc. — Class A*	2,288	129,432
Fiserv, Inc.*	1,320	120,727
Electronic Arts, Inc.*	1,741	119,642
Paychex, Inc.	2,181	115,353
NetEase, Inc. ADR	631	114,362
Fidelity National Information Services, Inc.	1,851	112,171
Check Point Software Technologies Ltd.*	1,374	111,816
Red Hat, Inc.*	1,269	105,086
Workday, Inc. — Class A*	1,290	102,787
SAP SE ADR	1,267	100,220
Autodesk, Inc.*	1,627	99,134
CyberArk Software Ltd.*	2,180	98,405
ServiceNow, Inc.*	1,110	96,082
CA, Inc.	3,263	93,191
Citrix Systems, Inc.*	1,164	88,057
Akamai Technologies, Inc.*	1,526	80,314
ANSYS, Inc.*	830	76,775
CDK Global, Inc.	1,507	71,537
Tableau Software, Inc. — Class A*	750	70,665
NetSuite, Inc.*	810	68,542
Jack Henry & Associates, Inc.	860	67,132
Broadridge Financial Solutions, Inc.	1,240	66,625
Tyler Technologies, Inc.*	380	66,242
Nuance Communications, Inc.*	3,240	64,444
Ultimate Software Group, Inc.*	310	60,608
PTC, Inc.*	1,550	53,677
First Data Corp. — Class A*	3,250	52,065
SolarWinds, Inc.*	850	50,065
Rackspace Hosting, Inc.*	1,954	49,475
Aspen Technology, Inc.*	1,240	46,822
Qlik Technologies, Inc.*	1,460	46,224
Take-Two Interactive Software, Inc.*	1,280	44,595
Solera Holdings, Inc.	801	43,919
CommVault Systems, Inc.*	880	34,628
Total Software		4,254,685

Internet - 19.1%
Alphabet, Inc. — Class A*	791	615,405
Facebook, Inc. — Class A*	4,314	451,504
Alibaba Group Holding Ltd. ADR*	3,050	247,873
Baidu, Inc. ADR*	968	182,991
Expedia, Inc.	1,381	171,608
eBay, Inc.*	5,510	151,415
Yahoo!, Inc.*	4,447	147,907
LinkedIn Corp. — Class A*	634	142,701
Twitter, Inc.*	4,710	108,989
Qihoo 360 Technology Company Ltd. ADR*	1,430	104,118
Symantec Corp.	4,795	100,695
SouFun Holdings Ltd. ADR	13,607	100,556
Bitauto Holdings Ltd. ADR*	3,530	99,828
MercadoLibre, Inc.	866	99,018
SINA Corp.*	1,979	97,763
58.com, Inc. ADR*	1,425	93,993
YY, Inc. ADR*	1,480	92,456
VeriSign, Inc.*	950	82,992
Splunk, Inc.*	1,270	74,689
CDW Corp.	1,680	70,627
F5 Networks, Inc.*	700	67,872
IAC/InterActiveCorp	970	58,249
Zillow Group, Inc. — Class A*	2,072	53,955
Yandex N.V. — Class A*	3,270	51,404
FireEye, Inc.*	2,290	47,495
Yelp, Inc. — Class A*	1,450	41,760
GrubHub, Inc.*	1,610	38,962
Pandora Media, Inc.*	2,846	38,165
Total Internet		3,634,990

Semiconductors - 17.7%
Intel Corp.	9,728	335,129
QUALCOMM, Inc.	4,702	235,028
Texas Instruments, Inc.	3,556	194,903
Avago Technologies Ltd.	1,139	165,326
Broadcom Corp. — Class A	2,777	160,566
NXP Semiconductor N.V.*	1,681	141,596
Applied Materials, Inc.	6,712	125,312
Taiwan Semiconductor Manufacturing Company Ltd. ADR	5,465	124,329
NVIDIA Corp.	3,410	112,394
Analog Devices, Inc.	1,997	110,474
Marvell Technology Group Ltd.	12,225	107,825
Skyworks Solutions, Inc.	1,327	101,953
Micron Technology, Inc.*	7,165	101,456
ASML Holding N.V. — Class G	1,141	101,287
ARM Holdings plc ADR	2,152	97,356
Lam Research Corp.	1,185	94,113
Xilinx, Inc.	1,974	92,719
Maxim Integrated Products, Inc.	2,325	88,350
KLA-Tencor Corp.	1,270	88,075
Linear Technology Corp.	1,985	84,303
Microchip Technology, Inc.	1,722	80,142
Qorvo, Inc.*	1,370	69,734
IPG Photonics Corp.*	640	57,062
Teradyne, Inc.	2,615	54,052
ON Semiconductor Corp.*	5,456	53,469
Integrated Device Technology, Inc.*	1,982	52,226
Atmel Corp.	5,883	50,653
Cavium, Inc.*	770	50,597
Cypress Semiconductor Corp.*	4,970	48,756
Synaptics, Inc.*	560	44,990

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
TECHNOLOGY FUND

	Shares	Value

Cree, Inc.*	1,650	$44,006
PMC-Sierra, Inc.*	3,490	40,554
Cirrus Logic, Inc.*	1,251	36,942
Ambarella, Inc.*	630	35,116
Total Semiconductors		3,380,793

Computers - 16.5%
Apple, Inc.	6,123	644,506
International Business Machines Corp.	2,237	307,855
EMC Corp.	7,358	188,954
Cognizant Technology Solutions Corp. — Class A*	2,656	159,413
Accenture plc — Class A	1,487	155,392
Hewlett Packard Enterprise Co.	9,498	144,370
HP, Inc.	10,488	124,178
BlackBerry Ltd.*	12,252	113,699
SanDisk Corp.	1,384	105,170
Infosys Ltd. ADR	6,253	104,738
Western Digital Corp.	1,661	99,743
Seagate Technology plc	2,490	91,283
Amdocs Ltd.	1,400	76,398
NetApp, Inc.	2,719	72,135
Synopsys, Inc.*	1,540	70,240
Cadence Design Systems, Inc.*	3,130	65,135
Fortinet, Inc.*	1,940	60,470
Computer Sciences Corp.	1,730	56,536
Manhattan Associates, Inc.*	850	56,245
NCR Corp.*	2,210	54,057
Brocade Communications Systems, Inc.	5,694	52,271
MAXIMUS, Inc.	920	51,750
DST Systems, Inc.	450	51,327
Teradata Corp.*	1,882	49,722
VeriFone Systems, Inc.*	1,720	48,194
NetScout Systems, Inc.*	1,540	47,278
Lexmark International, Inc. — Class A	1,190	38,616
Stratasys Ltd.*	1,140	26,768
3D Systems Corp.*	2,670	23,202
Total Computers		3,139,645

Commercial Services - 5.8%
PayPal Holdings, Inc.*	4,900	177,380
Automatic Data Processing, Inc.	1,963	166,304
FleetCor Technologies, Inc.*	670	95,763
Cimpress N.V.*	1,140	92,500
Global Payments, Inc.	1,250	80,638
Vantiv, Inc. — Class A*	1,700	80,614
Western Union Co.	4,450	79,700
Total System Services, Inc.	1,600	79,680
Gartner, Inc.*	800	72,560
Sabre Corp.	2,580	72,163
Booz Allen Hamilton Holding Corp.	1,880	57,998
WEX, Inc.*	560	49,504
Total Commercial Services		1,104,804

Telecommunications - 5.0%
Cisco Systems, Inc.	11,560	313,912
Palo Alto Networks, Inc.*	570	100,400
Nokia Oyj ADR	14,163	99,424
Motorola Solutions, Inc.	1,351	92,476
Juniper Networks, Inc.	3,045	84,042
Arista Networks, Inc.*	800	62,272
CommScope Holding Company, Inc.*	2,270	58,770
ARRIS Group, Inc.*	1,889	57,747
Ciena Corp.*	2,176	45,021
Infinera Corp.*	2,410	43,669
Total Telecommunications		957,733

Electronics – 5.0%
Corning, Inc.	6,808	124,451
TE Connectivity Ltd.	1,820	117,590
Amphenol Corp. — Class A	2,041	106,601
Fitbit, Inc. — Class A*	2,380	70,424
Flextronics International Ltd.*	5,929	66,464
Avnet, Inc.	1,460	62,546
Trimble Navigation Ltd.*	2,836	60,832
Arrow Electronics, Inc.*	1,100	59,598
Keysight Technologies, Inc.*	2,029	57,482
Jabil Circuit, Inc.	2,402	55,943
FLIR Systems, Inc.	1,870	52,491
FEI Co.	590	47,076
Tech Data Corp.*	610	40,492
Knowles Corp.*	2,302	30,686
Total Electronics		952,676

Diversified Financial Services - 4.1%
Visa, Inc. — Class A	4,398	341,064
MasterCard, Inc. — Class A	2,961	288,283
Alliance Data Systems Corp.*	403	111,458
Ellie Mae, Inc.*	550	33,127
Total Diversified Financial Services		773,932

Energy-Alternate Sources - 1.0%
Canadian Solar, Inc.*	3,640	105,415
First Solar, Inc.*	1,003	66,188
SunEdison, Inc.*	4,694	23,892
Total Energy-Alternate Sources		195,495

Auto Parts & Equipment - 0.6%
Mobileye N.V.*	2,691	113,775

Aerospace & Defense - 0.5%
Harris Corp.	1,020	88,638

Electrical Components & Equipment - 0.5%
SunPower Corp. — Class A*	1,720	51,617
Belden, Inc.	770	36,714
Total Electrical Components & Equipment		88,331

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
TECHNOLOGY FUND

	Shares	Value

Office & Business Equipment - 0.4%
Xerox Corp.	8,253	$87,729

Media - 0.4%
FactSet Research Systems, Inc.	430	69,905

Distribution & Wholesale - 0.3%
Ingram Micro, Inc. — Class A	1,850	56,203

Machinery-Diversified - 0.3%
Zebra Technologies Corp. — Class A*	759	52,864

Total Common Stocks
(Cost $12,362,174)		18,952,198

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.3%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$50,414	50,414
Total Repurchase Agreement
(Cost $50,414)		50,414

Total Investments - 99.8%
(Cost $12,412,588)		$19,002,612
Other Assets & Liabilities, net - 0.2%		39,000
Total Net Assets - 100.0%		$19,041,612

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$18,952,198	$—	$—	$18,952,198
Repurchase Agreement	—	50,414	—	50,414
Total	$18,952,198	$50,414	$—	$19,002,612

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $12,362,174)	$18,952,198
Repurchase agreements, at value (cost $50,414)	50,414
Total investments (cost $12,412,588)	19,002,612
Receivables:
Securities sold	1,893,414
Fund shares sold	550,251
Dividends	8,398
Foreign taxes reclaim	1,268
Total assets	21,455,943

Liabilities:
Payable for:
Fund shares redeemed	2,365,744
Management fees	15,393
Transfer agent and administrative fees	4,527
Investor service fees	4,527
Portfolio accounting fees	1,811
Miscellaneous	22,329
Total liabilities	2,414,331
Commitments and contingent liabilities (Note 11)	—
Net assets	$19,041,612

Net assets consist of:
Paid in capital	$13,693,271
Accumulated net investment loss	(25,782)
Accumulated net realized loss on investments	(1,215,901)
Net unrealized appreciation on investments	6,590,024
Net assets	$19,041,612
Capital shares outstanding	265,561
Net asset value per share	$71.70

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $413)	$191,786
Income from securities lending, net	3,699
Interest	39
Total investment income	195,524

Expenses:
Management fees	144,235
Transfer agent and administrative fees	42,422
Investor service fees	42,422
Portfolio accounting fees	16,968
Custodian fees	1,956
Trustees’ fees*	1,003
Line of credit fees	18
Miscellaneous	22,805
Total expenses	271,829
Net investment loss	(76,305)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	555,062
Net realized gain	555,062
Net change in unrealized appreciation (depreciation) on:
Investments	(555,806)
Net change in unrealized appreciation (depreciation)	(555,806)
Net realized and unrealized loss	(744)
Net decrease in net assets resulting from operations	$(77,049)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(76,305)	$(79,224)
Net realized gain (loss) on investments	555,062	(105,517)
Net change in unrealized appreciation (depreciation) on investments	(555,806)	1,308,246
Net increase (decrease) in net assets resulting from operations	(77,049)	1,123,505

Distributions to shareholders from:
Net realized gains	(84,980)	—
Total distributions to shareholders	(84,980)	—

Capital share transactions:
Proceeds from sale of shares	25,297,296	39,587,277
Distributions reinvested	84,980	—
Cost of shares redeemed	(24,396,326)	(37,141,600)
Net increase from capital share transactions	985,950	2,445,677
Net increase in net assets	823,921	3,569,182

Net assets:
Beginning of year	18,217,691	14,648,509
End of year	$19,041,612	$18,217,691
Accumulated net investment loss at end of year	$(25,782)	$—

Capital share activity:
Shares sold	347,366	585,998	*
Shares issued from reinvestment of distributions	1,162	—	*
Shares redeemed	(338,546)	(556,990	)*
Net increase in shares	9,982	29,008	*

*	Capital share activity for the period presented through January 24 ,2014 has been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 9 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]	Year Ended December 31, 2011[c]
Per Share Data
Net asset value, beginning of period	$71.28	$64.65	$47.78	$53.21	$61.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.32)	(.15)	(.15)	(.45)
Net gain (loss) on investments (realized and unrealized)	1.13	6.95	17.02	5.97	(5.06)
Total from investment operations	.81	6.63	16.87	5.82	(5.51)
Less distributions from:
Net realized gains	(.39)	—	—	(11.25)	(2.75)
Total distributions	(.39)	—	—	(11.25)	(2.75)
Net asset value, end of period	$71.70	$71.28	$64.65	$47.78	$53.21

Total Return[b]	1.11%	10.26%	35.39%	11.98%	(9.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,042	$18,218	$14,649	$8,177	$9,854
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.47%)	(0.29%)	(0.27%)	(0.77%)
Total expenses	1.60%	1.66%	1.63%	1.67%	1.71%
Portfolio turnover rate	142%	197%	382%	277%	363%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]

Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effect January 24, 2014. See Note 9 in Notes to Financial Statements.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the year ended December 31, 2015, Telecommunications Fund returned -6.73%, compared with a return of 1.38% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned 3.40%.

The industries contributing the most were among the smallest by weight in the Fund: real estate investment trust (REITs) and computers & peripherals. All other industries detracted from the Fund’s performance for the period, with communications equipment industry detracting most, followed by the wireless telecommunications industry.

T-Mobile US, Inc., Palo Alto Networks, Inc., and AT&T, Inc. were the strongest performers for the year. QUALCOMM, Inc., Sierra Wireless, Inc., and CenturyLink, Inc. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	9.4%
Verizon Communications, Inc.	8.7%
Cisco Systems, Inc.	7.6%
QUALCOMM, Inc.	5.3%
Crown Castle International Corp.	3.6%
T-Mobile US, Inc.	3.5%
Level 3 Communications, Inc.	3.1%
Palo Alto Networks, Inc.	2.4%
CenturyLink, Inc.	2.4%
Harris Corp.	2.2%
Top Ten Total	48.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Telecommunications Fund	-6.73%	0.18%	0.59%
S&P 500 Telecommunication Services Index	3.40%	8.34%	7.49%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

116 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Telecommunications - 79.6%
AT&T, Inc.	6,385	$219,707
Verizon Communications, Inc.	4,398	203,276
Cisco Systems, Inc.	6,508	176,724
T-Mobile US, Inc.*	2,067	80,861
Level 3 Communications, Inc.*	1,340	72,842
Palo Alto Networks, Inc.*	317	55,836
CenturyLink, Inc.	2,186	55,000
Motorola Solutions, Inc.	755	51,680
Sprint Corp.*	13,824	50,043
Juniper Networks, Inc.	1,795	49,542
Arista Networks, Inc.*	482	37,519
Zayo Group Holdings, Inc.*	1,366	36,322
Vodafone Group plc ADR	1,095	35,325
Frontier Communications Corp.	7,121	33,255
ARRIS Group, Inc.*	1,068	32,649
Nokia Oyj ADR	4,623	32,453
China Mobile Ltd. ADR	531	29,911
CommScope Holding Company, Inc.*	1,123	29,074
BCE, Inc.	743	28,695
America Movil SAB de CV — Class L ADR	1,991	27,993
Rogers Communications, Inc. — Class B	810	27,913
Telefonaktiebolaget LM Ericsson ADR	2,885	27,725
EchoStar Corp. — Class A*	672	26,282
Telefonica Brasil S.A. ADR	2,783	25,130
ViaSat, Inc.*	405	24,709
Telephone & Data Systems, Inc.	938	24,285
Ciena Corp.*	1,133	23,442
Ubiquiti Networks, Inc.*	737	23,356
Telefonica S.A. ADR	2,107	23,300
SK Telecom Company Ltd. ADR	1,115	22,467
Infinera Corp.*	1,223	22,161
Tim Participacoes S.A. ADR	2,531	21,463
Polycom, Inc.*	1,657	20,862
NETGEAR, Inc.*	486	20,368
InterDigital, Inc.	401	19,665
Finisar Corp.*	1,326	19,280
Sierra Wireless, Inc.*	1,180	18,573
Viavi Solutions, Inc.*	3,035	18,483
VimpelCom Ltd. ADR	5,592	18,342
Plantronics, Inc.	380	18,020
Consolidated Communications Holdings, Inc.	743	15,566
ADTRAN, Inc.	846	14,568
Iridium Communications, Inc.*	1,681	14,137
Ruckus Wireless, Inc.*	1,266	13,559
Windstream Holdings, Inc.	1,819	11,714
Total Telecommunications		1,854,077

Semiconductors - 5.3%
QUALCOMM, Inc.	2,488	124,362

Computers - 4.0%
BlackBerry Ltd.*	3,683	34,178
Brocade Communications Systems, Inc.	2,920	26,806
Lumentum Holdings, Inc.*	878	19,334
NetScout Systems, Inc.*	377	11,574
Total Computers		91,892

REITs - 3.6%
Crown Castle International Corp.	965	83,424

Internet - 2.4%
F5 Networks, Inc.*	360	34,906
Cogent Communications Holdings, Inc.	608	21,092
Total Internet		55,998

Aerospace & Defense - 2.3%
Harris Corp.	601	52,227

Engineering & Construction - 2.2%
SBA Communications Corp. — Class A*	497	52,220

Total Common Stocks
(Cost $1,667,096)		2,314,200

RIGHTS††† - 0.0%
Leap Wireless International, Inc.
Expires 02/17/16	964	—
Total Rights
(Cost $2,232)		—

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.7%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$16,729	16,729
Total Repurchase Agreement
(Cost $16,729)		16,729

Total Investments - 100.1%
(Cost $1,686,057)		$2,330,929

Other Assets & Liabilities, net - (0.1)%		(2,157)
Total Net Assets - 100.0%		$2,328,772

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$2,314,200	$—	$—	$2,314,200
Repurchase Agreement	—	16,729	—	16,729
Rights	—	—	—	—
Total	$2,314,200	$16,729	$—	$2,330,929

For the year ended December 31, 2015, there were no transfers between levels.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $1,669,328)	$2,314,200
Repurchase agreements, at value (cost $16,729)	16,729
Total investments (cost $1,686,057)	2,330,929
Cash	343
Receivables:
Dividends	2,798
Fund shares sold	612
Foreign taxes reclaim	291
Total assets	2,334,973

Liabilities:
Payable for:
Management fees	1,569
Transfer agent and administrative fees	462
Investor service fees	462
Fund shares redeemed	208
Portfolio accounting fees	185
Miscellaneous	3,315
Total liabilities	6,201
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,328,772

Net assets consist of:
Paid in capital	$4,214,662
Undistributed net investment income	18,622
Accumulated net realized loss on investments	(2,549,384)
Net unrealized appreciation on investments	644,872
Net assets	$2,328,772
Capital shares outstanding	47,805
Net asset value per share	$48.71

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $1,461)	$55,739
Income from securities lending, net	81
Interest	17
Total investment income	55,837

Expenses:
Management fees	19,784
Transfer agent and administrative fees	5,819
Investor service fees	5,819
Portfolio accounting fees	2,328
Professional fees	1,910
Custodian fees	268
Trustees’ fees*	181
Line of credit fees	19
Miscellaneous	1,087
Total expenses	37,215
Net investment income	18,622

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	101,366
Net realized gain	101,366
Net change in unrealized appreciation (depreciation) on:
Investments	(304,534)
Net change in unrealized appreciation (depreciation)	(304,534)
Net realized and unrealized loss	(203,168)
Net decrease in net assets resulting from operations	$(184,546)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,622	$36,936
Net realized gain on investments	101,366	8,141
Net change in unrealized appreciation (depreciation) on investments	(304,534)	24,870
Net increase (decrease) in net assets resulting from operations	(184,546)	69,947

Distributions to shareholders from:
Net investment income	(37,355)	(54,771)
Total distributions to shareholders	(37,355)	(54,771)

Capital share transactions:
Proceeds from sale of shares	5,511,455	16,772,215
Distributions reinvested	37,355	54,771
Cost of shares redeemed	(5,380,471)	(16,654,084)
Net increase from capital share transactions	168,339	172,902
Net increase (decrease) in net assets	(53,562)	188,078

Net assets:
Beginning of year	2,382,334	2,194,256
End of year	$2,328,772	$2,382,334
Undistributed net investment income at end of year	$18,622	$37,355

Capital share activity:
Shares sold	103,351	314,607	*
Shares issued from reinvestment of distributions	712	1,032	*
Shares redeemed	(101,110)	(312,232	)*
Net increase in shares	2,953	3,407	*

*	Capital share activity for the period presented through January 24, 2014 has been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 9 in Notes to Financial Statements.

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]	Year Ended December 31, 2011[c]
Per Share Data
Net asset value, beginning of period	$53.12	$52.94	$46.00	$44.98	$55.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.61	.85	.65	.80
Net gain (loss) on investments (realized and unrealized)	(3.94)	.79	7.09	1.52	(8.73)
Total from investment operations	(3.52)	1.40	7.94	2.17	(7.93)
Less distributions from:
Net investment income	(.89)	(1.22)	(1.00)	(1.15)	(.60)
Net realized gains	—	—	—	—	(1.70)
Total distributions	(.89)	(1.22)	(1.00)	(1.15)	(2.30)
Net asset value, end of period	$48.71	$53.12	$52.94	$46.00	$44.98

Total Return[b]	(6.73%)	2.62%	17.46%	4.86%	(14.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,329	$2,382	$2,194	$2,897	$4,367
Ratios to average net assets:
Net investment income (loss)	0.80%	1.14%	1.73%	1.46%	1.49%
Total expenses	1.60%	1.66%	1.64%	1.67%	1.71%
Portfolio turnover rate	232%	495%	1,267%	1,077%	1,100%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]

Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 9 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the year ended December 31, 2015, Transportation Fund returned -14.09%, compared with a return of 1.38% for the S&P 500 Index. The S&P 500 Industrials Index returned -2.53%.

The transportation infrastructure industry was the only contributor to the Fund’s performance for the period. Among the industries that detracted, the road & rail industry detracted the most from the Fund’s return for the period, followed by the air freight & logistics industry.

Alaska Air Group, Inc., JetBlue Airways Corp., and Delphi Automotive PLC were the biggest contributors to performance for the year. Union Pacific Corp., CSX Corp., and Hertz Global Holdings, Inc., detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	4.7%
Union Pacific Corp.	4.3%
Ford Motor Co.	3.9%
General Motors Co.	3.8%
FedEx Corp.	3.3%
Delta Air Lines, Inc.	3.3%
Tesla Motors, Inc.	2.9%
Southwest Airlines Co.	2.7%
Johnson Controls, Inc.	2.7%
Norfolk Southern Corp.	2.7%
Top Ten Total	34.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

122 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Transportation Fund	-14.09%	10.68%	5.89%
S&P 500 Industrials Index	-2.53%	11.54%	7.27%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS	December 31, 2015
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Transportation - 38.6%
United Parcel Service, Inc. — Class B	3,307	$318,233
Union Pacific Corp.	3,718	290,747
FedEx Corp.	1,495	222,740
Norfolk Southern Corp.	2,166	183,222
CSX Corp.	6,890	178,796
Canadian Pacific Railway Ltd.	844	107,694
Kansas City Southern	1,412	105,434
J.B. Hunt Transport Services, Inc.	1,425	104,537
Expeditors International of Washington, Inc.	2,279	102,783
CH Robinson Worldwide, Inc.	1,653	102,519
Canadian National Railway Co.	1,574	87,955
Old Dominion Freight Line, Inc.*	1,297	76,614
Ryder System, Inc.	1,085	61,661
Kirby Corp.*	1,171	61,618
Genesee & Wyoming, Inc. — Class A*	1,137	61,046
XPO Logistics, Inc.*	2,200	59,950
Landstar System, Inc.	942	55,248
Knight Transportation, Inc.	2,035	49,308
Swift Transportation Co. — Class A*	3,458	47,790
Matson, Inc.	1,109	47,277
UTI Worldwide, Inc.*	6,470	45,484
Werner Enterprises, Inc.	1,900	44,441
Heartland Express, Inc.	2,472	42,073
Forward Air Corp.	950	40,860
Hub Group, Inc. — Class A*	1,174	38,683
Atlas Air Worldwide Holdings, Inc.*	848	35,056
Echo Global Logistics, Inc.*	1,350	27,527
ArcBest Corp.	1,220	26,096
Total Transportation		2,625,392

Airlines - 19.4%
Delta Air Lines, Inc.	4,370	221,514
Southwest Airlines Co.	4,345	187,096
American Airlines Group, Inc.	4,284	181,427
United Continental Holdings, Inc.*	2,917	167,144
Alaska Air Group, Inc.	1,395	112,311
JetBlue Airways Corp.*	4,238	95,991
Copa Holdings S.A. — Class A	1,536	74,127
Ryanair Holdings plc ADR	833	72,021
Spirit Airlines, Inc.*	1,530	60,971
Allegiant Travel Co. — Class A	335	56,223
Hawaiian Holdings, Inc.*	1,342	47,413
Virgin America, Inc.*	1,260	45,373
Total Airlines		1,321,611

Auto Parts & Equipment - 17.6%
Johnson Controls, Inc.	4,656	183,865
Delphi Automotive plc	1,701	145,827
BorgWarner, Inc.	2,580	111,533
Lear Corp.	883	108,459
Goodyear Tire & Rubber Co.	3,215	105,034
Magna International, Inc.	2,170	88,015
Autoliv, Inc.	670	83,596
Visteon Corp.*	672	76,944
Tenneco, Inc.*	1,290	59,224
Dana Holding Corp.	3,840	52,992
Cooper Tire & Rubber Co.	1,360	51,476
Dorman Products, Inc.*	980	46,521
Gentherm, Inc.*	934	44,272
American Axle & Manufacturing Holdings, Inc.*	2,262	42,842
Total Auto Parts & Equipment		1,200,600

Auto Manufacturers - 15.1%
Ford Motor Co.	18,659	262,906
General Motors Co.	7,600	258,476
Tesla Motors, Inc.*	817	196,088
Fiat Chrysler Automobiles N.V.*	6,217	86,976
Tata Motors Ltd. ADR*	2,900	85,463
Toyota Motor Corp. ADR	584	71,855
Honda Motor Company Ltd. ADR	2,038	65,073
Total Auto Manufacturers		1,026,837

Commercial Services - 3.6%
Macquarie Infrastructure Corp.	1,240	90,024
Hertz Global Holdings, Inc.*	6,112	86,974
Avis Budget Group, Inc.*	1,867	67,753
Total Commercial Services		244,751

Leisure Time - 1.5%
Harley-Davidson, Inc.	2,325	105,532

Trucking & Leasing - 1.5%
AMERCO	260	101,270

Electronics - 1.1%
Gentex Corp.	4,788	76,656

Home Builders - 0.9%
Thor Industries, Inc.	1,071	60,137

Total Common Stocks
(Cost $3,190,603)		6,762,786

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
TRANSPORTATION FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,1 - 0.8%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$52,904	$52,904
Total Repurchase Agreement
(Cost $52,904)		52,904

Total Investments - 100.1%
(Cost $3,243,507)		$6,815,690
Other Assets & Liabilities, net - (0.1)%		(5,691)
Total Net Assets - 100.0%		$6,809,999

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$6,762,786	$—	$—	$6,762,786
Repurchase Agreement	—	52,904	—	52,904
Total	$6,762,786	$52,904	$—	$6,815,690

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $3,190,603)	$6,762,786
Repurchase agreements, at value (cost $52,904)	52,904
Total investments (cost $3,243,507)	6,815,690
Cash	339
Receivables:
Fund shares sold	17,155
Dividends	3,850
Total assets	6,837,034

Liabilities:
Payable for:
Management fees	5,185
Transfer agent and administrative fees	1,525
Investor service fees	1,525
Portfolio accounting fees	610
Fund shares redeemed	214
Miscellaneous	17,976
Total liabilities	27,035
Commitments and contingent liabilities (Note 11)	—
Net assets	$6,809,999

Net assets consist of:
Paid in capital	$4,006,523
Undistributed net investment income	1,716
Accumulated net realized loss on investments	(770,423)
Net unrealized appreciation on investments	3,572,183
Net assets	$6,809,999
Capital shares outstanding	270,053
Net asset value per share	$25.22

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $2,428)	$173,329
Income from securities lending, net	29,323
Interest	25
Total investment income	202,677

Expenses:
Management fees	111,697
Transfer agent and administrative fees	32,852
Investor service fees	32,852
Portfolio accounting fees	13,141
Professional fees	11,044
Custodian fees	1,508
Trustees’ fees*	1,140
Line of credit fees	39
Miscellaneous	5,841
Total expenses	210,114
Net investment income	(7,437)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,660,395
Net realized gain	3,660,395
Net change in unrealized appreciation (depreciation) on:
Investments	(5,711,760)
Net change in unrealized appreciation (depreciation)	(5,711,760)
Net realized and unrealized loss	(2,051,365)
Net decrease in net assets resulting from operations	$(2,058,802)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(7,437)	$(22,640)
Net realized gain on investments	3,660,395	1,361,598
Net change in unrealized appreciation (depreciation) on investments	(5,711,760)	2,463,180
Net increase (decrease) in net assets resulting from operations	(2,058,802)	3,802,138

Distributions to shareholders from:
Net realized gains	(383,258)	—
Total distributions to shareholders	(383,258)	—

Capital share transactions:
Proceeds from sale of shares	13,739,234	45,786,275
Distributions reinvested	383,258	—
Cost of shares redeemed	(27,542,823)	(47,555,047)
Net decrease from capital share transactions	(13,420,331)	(1,768,772)
Net increase (decrease) in net assets	(15,862,391)	2,033,366

Net assets:
Beginning of year	22,672,390	20,639,024
End of year	$6,809,999	$22,672,390
Undistributed net investment income at end of year	$1,716	$1,607

Capital share activity:
Shares sold	481,802	1,676,590
Shares issued from reinvestment of distributions	14,248	—
Shares redeemed	(971,024)	(1,764,393)
Net decrease in shares	(474,974)	(87,803)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$30.43	$24.78	$16.45	$14.00	$15.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.03)	(.08)	(.04)	(.10)
Net gain (loss) on investments (realized and unrealized)	(4.19)	5.68	8.41	2.49	(1.64)
Total from investment operations	(4.21)	5.65	8.33	2.45	(1.74)
Less distributions from:
Net realized gains	(1.00)	—	—	—	—
Total distributions	(1.00)	—	—	—	—
Net asset value, end of period	$25.22	$30.43	$24.78	$16.45	$14.00

Total Return[b]	(14.09%)	22.80%	50.64%	17.58%	(11.12%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,810	$22,672	$20,639	$7,300	$5,570
Ratios to average net assets:
Net investment income (loss)	(0.06%)	(0.11%)	(0.37%)	(0.29%)	(0.65%)
Total expenses	1.60%	1.66%	1.63%	1.67%	1.71%
Portfolio turnover rate	99%	196%	310%	594%	711%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the year ended December 31, 2015, Utilities Fund returned -7.36%, compared with a return of 1.38% for the S&P 500 Index. The S&P 500 Utilities Index returned -4.84%.

The gas utilities industry was the largest contributor to return for the period, followed by the water utilities industry. All other industries detracted from the Fund’s performance for the period, led by the independent power & renewable electricity producers. The electric utilities industry was the next-largest detractor from return.

Teco Energy, Inc., Piedmont Natural Gas Company, Inc., and NiSource, Inc. were the best-performing holdings over the one-year period. NRG Energy, Inc., Exelon Corp., and Talen Energy Corp. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Duke Energy Corp.	3.6%
NextEra Energy, Inc.	3.5%
Southern Co.	3.3%
Dominion Resources, Inc.	3.2%
American Electric Power Company, Inc.	2.7%
Exelon Corp.	2.6%
PG&E Corp.	2.6%
PPL Corp.	2.4%
Sempra Energy	2.4%
Public Service Enterprise Group, Inc.	2.3%
Top Ten Total	28.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Utilities Fund	-7.36%	8.75%	5.93%
S&P 500 Utilities Index	-4.84%	11.03%	7.41%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

130 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Electric - 74.1%
Duke Energy Corp.	8,490	$606,100
NextEra Energy, Inc.	5,668	588,849
Southern Co.	11,977	560,404
Dominion Resources, Inc.	8,058	545,043
American Electric Power Company, Inc.	7,860	458,002
Exelon Corp.	15,851	440,182
PG&E Corp.	8,200	436,158
PPL Corp.	12,067	411,847
Public Service Enterprise Group, Inc.	9,961	385,391
Edison International	6,288	372,312
Consolidated Edison, Inc.	5,792	372,252
Xcel Energy, Inc.	10,130	363,768
WEC Energy Group, Inc.	6,728	345,214
Eversource Energy	6,652	339,718
DTE Energy Co.	4,094	328,298
FirstEnergy Corp.	10,011	317,649
Entergy Corp.	4,431	302,903
Ameren Corp.	6,305	272,565
CMS Energy Corp.	7,508	270,889
SCANA Corp.	4,106	248,372
Pinnacle West Capital Corp.	3,580	230,838
Pepco Holdings, Inc.	8,578	223,114
AES Corp.	23,099	221,057
Alliant Energy Corp.	3,529	220,386
ITC Holdings Corp.	5,559	218,191
TECO Energy, Inc.	8,142	216,984
Westar Energy, Inc.	4,969	210,735
Calpine Corp.*	14,313	207,109
OGE Energy Corp.	7,593	199,620
NRG Energy, Inc.	15,566	183,212
Great Plains Energy, Inc.	6,447	176,068
MDU Resources Group, Inc.	9,322	170,779
Abengoa Yield plc	8,369	161,438
IDACORP, Inc.	2,315	157,420
Cleco Corp.	2,957	154,385
Portland General Electric Co.	4,219	153,445
Hawaiian Electric Industries, Inc.	5,201	150,569
NorthWestern Corp.	2,534	137,470
Black Hills Corp.	2,925	135,808
PNM Resources, Inc.	4,428	135,364
ALLETE, Inc.	2,634	133,886
Korea Electric Power Corp. ADR	6,152	130,238
NRG Yield, Inc. — Class C	8,650	127,674
Avista Corp.	3,579	126,589
Dynegy, Inc.*	9,348	125,263
Avangrid, Inc.*	2,840	109,056
El Paso Electric Co.	2,818	108,493
Talen Energy Corp.*	12,956	80,716
Enersis S.A. ADR	5,480	66,582
Total Electric		12,638,405

Gas - 18.6%
Sempra Energy	4,340	408,002
AGL Resources, Inc.	3,799	242,414
CenterPoint Energy, Inc.	13,035	239,323
Atmos Energy Corp.	3,431	216,290
NiSource, Inc.	11,073	216,034
UGI Corp.	6,209	209,616
Piedmont Natural Gas Company, Inc.	3,241	184,802
National Fuel Gas Co.	3,899	166,682
Vectren Corp.	3,810	161,620
Questar Corp.	8,261	160,924
WGL Holdings, Inc.	2,380	149,916
National Grid plc ADR	2,140	148,816
New Jersey Resources Corp.	4,462	147,068
Southwest Gas Corp.	2,566	141,541
Laclede Group, Inc.	2,356	139,970
ONE Gas, Inc.	2,775	139,222
South Jersey Industries, Inc.	4,530	106,546
Total Gas		3,178,786

Water - 4.2%
American Water Works Company, Inc.	4,696	280,585
Aqua America, Inc.	6,561	195,518
Cia de Saneamento Basico do Estado de Sao Paulo ADR	28,691	131,979
American States Water Co.	2,482	104,120
Total Water		712,202

Pipelines - 1.4%
Columbia Pipeline Group, Inc.	12,214	244,280
Kinder Morgan, Inc.	1	15
Total Pipelines		244,295

Energy-Alternate Sources - 1.3%
TerraForm Power, Inc. — Class A	9,160	115,233
Pattern Energy Group, Inc.	4,991	104,362
Total Energy-Alternate Sources		219,595

Total Common Stocks
(Cost $12,117,543)		16,993,283

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
UTILITIES FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,1 - 0.3%
HSBC Group issued 12/31/15 at 0.18% due 01/04/16	$54,382	$54,382
Total Repurchase Agreement
(Cost $54,382)		54,382

Total Investments - 99.9%
(Cost $12,171,925)		$17,047,665
Other Assets & Liabilities, net - 0.1%		16,068
Total Net Assets - 100.0%		$17,063,733

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$16,993,283	$—	$—	$16,993,283
Repurchase Agreement	—	54,382	—	54,382
Total	$16,993,283	$54,382	$—	$17,047,665

For the year ended December 31, 2015, there were no transfers between levels.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $12,117,543)	$16,993,283
Repurchase agreements, at value (cost $54,382)	54,382
Total investments (cost $12,171,925)	17,047,665
Receivables:
Fund shares sold	3,219,066
Dividends	30,198
Foreign taxes reclaim	268
Total assets	20,297,197

Liabilities:
Payable for:
Securities purchased	3,195,550
Management fees	9,453
Transfer agent and administrative fees	2,780
Investor service fees	2,780
Portfolio accounting fees	1,112
Fund shares redeemed	161
Miscellaneous	21,628
Total liabilities	3,233,464
Commitments and contingent liabilities (Note 11)	—
Net assets	$17,063,733

Net assets consist of:
Paid in capital	$14,031,465
Undistributed net investment income	264,671
Accumulated net realized loss on investments	(2,108,143)
Net unrealized appreciation on investments	4,875,740
Net assets	$17,063,733
Capital shares outstanding	746,569
Net asset value per share	$22.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $1,792)	$521,273
Income from securities lending, net	291
Interest	24
Total investment income	521,588

Expenses:
Management fees	135,756
Transfer agent and administrative fees	39,928
Investor service fees	39,928
Portfolio accounting fees	15,971
Professional fees	14,564
Custodian fees	1,836
Trustees’ fees*	1,161
Line of credit fees	98
Miscellaneous	7,675
Total expenses	256,917
Net investment income	264,671

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(120,382)
Net realized loss	(120,382)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,288,189)
Net change in unrealized appreciation (depreciation)	(2,288,189)
Net realized and unrealized loss	(2,408,571)
Net decrease in net assets resulting from operations	$(2,143,900)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$264,671	$381,974
Net realized gain (loss) on investments	(120,382)	43,703
Net change in unrealized appreciation (depreciation) on investments	(2,288,189)	2,840,447
Net increase (decrease) in net assets resulting from operations	(2,143,900)	3,266,124

Distributions to shareholders from:
Net investment income	(377,302)	(307,432)
Total distributions to shareholders	(377,302)	(307,432)

Capital share transactions:
Proceeds from sale of shares	63,686,171	76,067,305
Distributions reinvested	377,302	307,432
Cost of shares redeemed	(72,893,956)	(61,200,379)
Net increase (decrease) from capital share transactions	(8,830,483)	15,174,358
Net increase (decrease) in net assets	(11,351,685)	18,133,050

Net assets:
Beginning of year	28,415,418	10,282,368
End of year	$17,063,733	$28,415,418
Undistributed net investment income at end of year	$264,671	$380,036

Capital share activity:
Shares sold	2,665,842	3,229,430
Shares issued from reinvestment of distributions	16,284	12,362
Shares redeemed	(3,056,576)	(2,612,928)
Net increase (decrease) in shares	(374,450)	628,864

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$25.35	$20.89	$19.13	$19.50	$17.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.48	.43	.42	.43
Net gain (loss) on investments (realized and unrealized)	(2.24)	4.30	2.18	(.22)	2.33
Total from investment operations	(1.85)	4.78	2.61	.20	2.76
Less distributions from:
Net investment income	(.64)	(.32)	(.85)	(.57)	(.30)
Total distributions	(.64)	(.32)	(.85)	(.57)	(.30)
Net asset value, end of period	$22.86	$25.35	$20.89	$19.13	$19.50

Total Return[b]	(7.36%)	22.89%	13.63%	1.12%	16.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,064	$28,415	$10,282	$15,674	$31,659
Ratios to average net assets:
Net investment income (loss)	1.66%	2.07%	2.05%	2.16%	2.36%
Total expenses	1.61%	1.66%	1.64%	1.67%	1.69%
Portfolio turnover rate	312%	247%	464%	302%	369%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2015, the Trust consisted of fifty-two funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a non-diversified investment company.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not

136 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a fund will automatically be reinvested without charge in additional shares of the same fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

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NOTES TO FINANCIAL STATEMENTS (continued)

E. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

At December 31, 2015, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Basic Materials Fund	41%
Health Care Fund	23%
Precious Metals Fund	24%
Real Estate Fund	43%
Technology Fund	28%
Telecommunications Fund	32%
Utilities Fund	24%

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken,

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NOTES TO FINANCIAL STATEMENTS (continued)

on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2015, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Electronics Fund	$355,971
Health Care Fund	563,540
Leisure Fund	329,319
Real Estate Fund	1,077,852
Transportation Fund	719,336
Utilities Fund	4,900

The tax character of distributions paid during the year ended December 31, 2015 are as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$28,893	$—	$28,893
Consumer Products Fund	336,440	571,930	908,370
Energy Fund	114,967	494,709	609,676
Energy Services Fund	51,768	—	51,768
Financial Services Fund	55,233	—	55,233
Health Care Fund	—	1,087,349	1,087,349
Internet Fund	537,034	772,038	1,309,072
Leisure Fund	10,405	1,768,958	1,779,363
Precious Metals Fund	1,009,261	—	1,009,261
Real Estate Fund	386,046	—	386,046
Retailing Fund	—	1,195,349	1,195,349
Technology Fund	—	84,980	84,980
Telecommunications Fund	37,355	—	37,355
Transportation Fund	—	383,258	383,258
Utilities Fund	377,302	—	377,302

The tax character of distributions paid during the year ended December 31, 2014 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$644,113	$168,959	$813,072
Basic Materials Fund	158,530	983,015	1,141,545
Consumer Products Fund	123,883	1,472,803	1,596,686
Energy Fund	324,906	2,986,723	3,311,629
Energy Services Fund	—	1,809,160	1,809,160
Financial Services Fund	59,102	—	59,102
Health Care Fund	221,508	1,277,797	1,499,305
Internet Fund	460,378	286,377	746,755
Leisure Fund	76,240	843,617	919,857
Precious Metals Fund	33,639	—	33,639
Real Estate Fund	312,220	—	312,220
Retailing Fund	—	554,283	554,283
Telecommunications Fund	54,771	—	54,771
Utilities Fund	307,432	—	307,432

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2015 are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward
Banking Fund	$45,284	$—	$144,262	$(1,747,097)
Basic Materials Fund	—	252,952	165,882	—
Biotechnology Fund	—	—	14,585,899	(685,757)
Consumer Products Fund	1,068,850	838,827	5,861,255	—
Electronics Fund	—	—	1,130,878	(1,603,323)
Energy Fund	221,703	—	(3,948,238)	(2,385,838)
Energy Services Fund	126,619	—	(3,926,525)	(1,351,863)
Financial Services Fund	152,900	—	998,573	(5,045,561)
Health Care Fund	—	906,252	11,843,458	(1,127,080)
Internet Fund	9,729	701,230	2,374,529	—
Leisure Fund	40,582	98,701	1,871,083	(179,326)
Precious Metals Fund	—	—	(11,268,690)	(11,323,264)
Real Estate Fund	303,388	—	1,782,512	(5,801,943)
Retailing Fund	367,955	—	1,644,809	—
Technology Fund	47,149	680,998	4,620,194	—
Telecommunications Fund	18,622	—	205,403	(2,109,915)
Transportation Fund	1,716	2,109,840	2,849,928	(2,158,008)
Utilities Fund	264,671	260,458	2,507,139	—

For Federal income tax purposes capital loss carryfowards represent realized losses that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010 such capital losses may be carried forward for a maximum of eight years. Pursuant to the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 without expiration and retain their short and/or long-term character. However, post-enactment losses must be utilized prior to pre-enactment capital loss carryfowards. As a result of this ordering rule pre-enactment carryfowards are more likely to expire unused. As of December 31, 2015 capital loss carryfowards for the Funds were as follows:

				Unlimited
Fund	Expires in 2016	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Banking Fund	$—	$—	$—	$(1,747,097)	$—	$(1,747,097	)*
Biotechnology Fund	—	—	(55,840)	(629,917)	—	(685,757)
Electronics Fund	(329,594)	(67,626)	(591,562)	(614,541)	—	(1,603,323	)*
Energy Fund	—	—	—	(665,572)	(1,720,266)	(2,385,838)
Energy Services Fund	—	—	—	(610,716)	(741,147)	(1,351,863)
Financial Services Fund	(2,101,397)	(2,453,589)	(273,255)	(216,243)	(1,077)	(5,045,561)
Health Care Fund	—	(1,127,080)	—	—	—	(1,127,080	)*
Leisure Fund	(179,326)	—	—	—	—	(179,326	)*
Precious Metals Fund	—	—	—	(2,968,445)	(8,354,819)	(11,323,264)
Real Estate Fund	—	(5,801,943)	—	—	—	(5,801,943)
Telecommunications Fund	(501,247)	(1,059,529)	—	(92,422)	(456,717)	(2,109,915	)*
Transportation Fund	—	(1,438,672)	(719,336)	—	—	(2,158,008	)*

*

In accordance with section 382 of the Internal revenue Code a portion of certain Fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies, foreign currency gains and losses and net operating losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Basic Materials Fund	$(9,665)	$19,047	$(9,382)
Biotechnology Fund	(594,423)	591,554	2,869
Consumer Products Fund	2	(2,463)	2,461
Electronics Fund	(351,280)	21,642	329,638
Energy Fund	1	(14,816)	14,815
Financial Services Fund	3	(698)	695
Health Care Fund	(240,447)	238,823	1,624
Internet Fund	—	65,445	(65,445)
Leisure Fund	(1)	1	—
Precious Metals Fund	(170,829)	253,683	(82,854)
Real Estate Fund	1	(7,511)	7,510
Retailing Fund	(2)	24,965	(24,963)
Technology Fund	(2)	50,523	(50,521)
Telecommunications Fund	1	—	(1)
Transportation Fund	(8,535)	7,546	989
Utilities Fund	—	(2,734)	2,734

At December 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Tax Unrealized Gain (Loss)
Banking Fund	$5,481,206	$255,945	$(111,683)	$144,262
Basic Materials Fund	4,941,631	585,340	(419,458)	165,882
Biotechnology Fund	27,475,055	16,023,278	(1,437,379)	14,585,899
Consumer Products Fund	26,730,592	6,259,904	(398,649)	5,861,255
Electronics Fund	4,277,504	1,175,907	(45,029)	1,130,878
Energy Fund	23,693,421	1,092,820	(5,041,058)	(3,948,238)
Energy Services Fund	15,421,709	—	(3,926,525)	(3,926,525)
Financial Services Fund	12,944,829	1,503,135	(504,562)	998,573
Health Care Fund	24,882,519	12,850,206	(1,006,748)	11,843,458
Internet Fund	10,645,887	2,590,311	(215,782)	2,374,529
Leisure Fund	11,894,646	2,162,065	(290,982)	1,871,083
Precious Metals Fund	27,604,837	—	(11,268,690)	(11,268,690)
Real Estate Fund	14,503,914	2,083,876	(301,364)	1,782,512
Retailing Fund	6,696,908	1,932,953	(288,144)	1,644,809
Technology Fund	14,382,418	5,041,765	(421,571)	4,620,194
Telecommunications Fund	2,125,526	321,555	(116,152)	205,403
Transportation Fund	3,965,762	2,914,284	(64,356)	2,849,928
Utilities Fund	14,540,526	2,661,560	(154,421)	2,507,139

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2015, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.18%			0.00%
Due 01/04/16	$6,515,129	$6,515,259	11/15/40	$14,194,000	$6,645,339
			U.S. Treasury Note
			4.88%
			08/15/16	100	103
				$14,194,100	$6,645,442

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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6. Securities Transactions

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$29,476,337	$26,989,702
Basic Materials Fund	17,942,467	20,242,745
Biotechnology Fund	83,953,669	79,399,000
Consumer Products Fund	62,821,940	57,458,615
Electronics Fund	24,450,301	25,964,679
Energy Fund	31,080,077	29,005,699
Energy Services Fund	26,952,363	25,722,671
Financial Services Fund	30,887,570	29,556,239
Health Care Fund	77,610,024	83,554,362
Internet Fund	36,262,770	30,380,184
Leisure Fund	39,192,214	33,263,174
Precious Metals Fund	41,019,258	36,343,138
Real Estate Fund	53,345,542	64,105,224
Retailing Fund	29,593,707	28,374,366
Technology Fund	25,032,245	24,223,576
Telecommunications Fund	5,540,465	5,387,260
Transportation Fund	13,022,771	26,881,063
Utilities Fund	52,960,288	61,842,812

7. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2015. The Funds did not have any borrowings outstanding under this agreement at December 31, 2015.

The average daily balances borrowed during the year ended December 31, 2015, were as follows:

Fund	Average Daily Balance
Banking Fund	$6,406
Basic Materials Fund	689
Biotechnology Fund	51,796
Consumer Products Fund	3,501
Electronics Fund	1,058
Energy Fund	2,141
Energy Services Fund	681
Financial Services Fund	2,955
Health Care Fund	12,584
Internet Fund	937
Leisure Fund	861
Precious Metals Fund	4,112
Real Estate Fund	14,501
Retailing Fund	1,775
Technology Fund	1,404
Telecommunications Fund	1,513
Transportation Fund	3,109
Utilities Fund	7,402

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Portfolio Securities Loaned

During the year ended December 31, 2015, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations are net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of December 31, 2015, all Funds had ceased participation in securities lending.

9. Reverse Share Splits

Effective January 24, 2014, a reverse share split occurred for the following funds:

Fund	Split Type
Precious Metals Fund	One-for-Five Reverse Split
Technology Fund	One-for-Five Reverse Split
Telecommunications Fund	One-for-Five Reverse Split

The effect of these transactions was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the Statements of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

10. Security Transactions with Affiliated Funds

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2015, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act as follows:

Fund	Purchases	Sales
Banking Fund	$6,558,098	$4,456,608
Basic Materials Fund	2,821,289	4,150,478
Biotechnology Fund	9,815,390	9,405,357
Consumer Products Fund	9,044,010	8,706,328
Electronics Fund	5,395,930	5,701,912
Energy Fund	5,168,257	5,754,863
Energy Services Fund	5,899,642	5,412,421
Financial Services Fund	8,009,140	5,308,876
Health Care Fund	12,369,898	9,807,210
Internet Fund	7,266,680	4,950,491
Leisure Fund	6,386,577	6,103,160
Precious Metals Fund	12,472,800	9,532,091
Real Estate Fund	12,926,657	14,297,802
Retailing Fund	5,429,040	4,837,230
Technology Fund	3,332,793	4,994,249
Telecommunications Fund	1,180,371	1,549,014
Transportation Fund	3,019,371	2,584,174
Utilities Fund	12,241,457	14,014,815

144 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

11. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former

THE RYDEX FUNDS ANNUAL REPORT | 145

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

146 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund (eighteen of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (eighteen of the series constituting the Rydex Variable Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2016

THE RYDEX FUNDS ANNUAL REPORT | 147

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	100.00%
Consumer Products Fund	100.00%
Energy Fund	100.00%
Energy Services Fund	100.00%
Financial Services Fund	100.00%
Internet Fund	8.50%
Leisure Fund	100.00%
Precious Metals Fund	12.83%
Real Estate Fund	1.02%
Telecommunications Fund	100.00%
Utilities Fund	100.00%

With respect to the taxable year ended December 31, 2015, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Long-term capital gains subject to the 15% rate:
Consumer Products Fund	$571,930
Energy Fund	494,709
Health Care Fund	1,087,349
Internet Fund	772,038
Leisure Fund	1,768,958
Retailing Fund	1,195,349
Technology Fund	84,980
Transportation Fund	383,258

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

148 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 149

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	237

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.

150 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 151

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

152 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE RYDEX FUNDS ANNUAL REPORT | 153

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

154 | THE RYDEX FUNDS ANNUAL REPORT

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12.31.2015

Rydex Variable Trust Annual Report

CLS AdvisorOne Funds
Global Diversified Equity Fund
Growth and Income Fund
Global Growth Fund

RVAAO-2-1215x1216	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
GLOBAL DIVERSIFIED EQUITY FUND	9
GROWTH AND INCOME FUND	15
GLOBAL GROWTH FUND	22
NOTES TO FINANCIAL STATEMENTS	29
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
OTHER INFORMATION	38
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	39
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	42

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for three funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance for the annual period ended December 31, 2015.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

CLS Investments, LLC (“CLS”) serves as investment sub-advisor to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Market Overview section of the report, which follows this letter, and then the sub-adviser’s market commentary and portfolio positioning. After that, there is a Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Funds are subject to a number of risks and may not be suitable for all investors. ● Because the Funds invest primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. ● In addition, investing through the Fund in a portfolio of underlying funds involves certain additional expenses that would not arise if you invested directly in the underlying funds. ● The Funds’ investment in underlying funds that invest in small or medium capitalization companies, fixed income securities, foreign securities and foreign currencies exposes the Funds to certain risks. ● Investing in securities of small- or medium-capitalization companies may involve greater risk of loss and more abrupt fluctuations in market prices than investments in larger companies. ● Fixed income investments will change in value in response to interest rate changes and other factors. ● The value of fixed income investments with longer maturities will fluctuate more in response to interest rate changes than fixed income investments with shorter-term maturities. ● Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. ● Additionally, diplomatic, political or economic developments in foreign countries could adversely impact investments in securities of foreign companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2015

As of December 16, 2015, the meeting of the Federal Open Market Committee of the U.S. Federal Reserve (the “Fed”) resulted in the Fed raising its target Federal Funds Rate by 25 basis points, its first hike in seven years. This decision to tighten monetary policy was in recognition that growth in the U.S. economy is sufficient to meet expectations in the current recovery. Historically, the period when the Fed begins to tighten leads to an initial sell-off in the bond market, as investors brace themselves for the ill-effects of restrictive monetary policy on the economy. Then, as investors realize the Fed is raising rates because the economy is strong, the fear of defaults diminishes and credit spreads tighten again.

The good news is that, while the U.S. economy may not be fast moving, it certainly has a lot of torque. This is creating strong tailwinds as we move into 2016. MasterCard Advisors’ data on holiday spending indicates that sales were up nearly 8% year over year. All told, the risk to fourth-quarter gross domestic product (“GDP”) is probably to the upside, even as most tracking estimates have been trimmed to around 1%. In addition, the El Niño weather pattern is moving into its most impactful period. Our research indicates that a strong El Niño can add 1% or more to GDP in the first quarter of the year.

A factor after the end of the period was market volatility, spurred by concerns over the price of oil and increasing anxiety over global growth. It was marked by turmoil across asset classes, with heavy drawdowns in a variety of indexes and geographies in the first half of January. The sell-off was brutal and unexpected, but initially there was not a corresponding spike in the key measure of equity market volatility, the VIX. However, the sell-off occurred in what is historically a seasonally strong time for equities, and the VIX did start to rise in January.

In China, the likely catalyst for the volatile start to the equity market in 2016 was the pending expiration of an insider selling ban. The ban was extended in response to the sell-off, but as expiring restrictions enable market participants to finally escape unwanted positions, a sell-off is inevitable. China’s problems extend beyond political interference in the markets and, despite attempts by policy-makers to quiet the turmoil, we expect to see more volatility. Chinese policymakers have also been struggling to protect the renminbi. Allowing it to depreciate in the short run could be negative for markets—particularly Chinese risk assets, and by extension, U.S. risk assets, as well as falling dollar prices for commodities, given China is a main consumer of commodities. In the long run, a depreciation would be positive for the Chinese manufacturing sector and European producers, who have significant exports to China.

Meanwhile, the persistent weakness in oil continues to exert its negative influence on all markets, especially corporate credit. Oil prices likely have further to fall: not until it reaches approximately $25 per barrel will we begin to see oil production shuttered, which should then set the stage to stabilize the energy sector.

The next few months are likely to be extremely volatile as markets continue to digest the sell-off that began 2016. However, monetary conditions remain highly supportive for global economic growth, despite the Federal Reserve’s recent actions. The index of leading economic indicators, comprised of 10 components whose changes typically precede changes in the U.S. economy, remains in positive territory and shows no warning signs of recession.

Additionally, if market turmoil continues, and lower oil prices dampen headline inflation, the Fed may delay further rate increases. Given strong employment growth and continued wage growth, along with a stimulative fiscal policy now in place, the U.S. economy is likely to thrive in 2016.

For the year ended December 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.38%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.81%. The return of the MSCI Emerging Markets Index* was -14.92%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 0.55% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -4.47%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	December 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Barclays U.S. Credit Index comprises the Barclays U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. It is a subset of the Barclays U.S. Government/Credit Index and Barclays U.S. Aggregate Index.

Barclays Capital 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Morningstar Diversified Alternative Index is designed to provide diversified exposure to alternative asset classes in order to enhance risk-adjusted portfolio returns when combined with a range of traditional investments. It allocates among a comprehensive set of alternative ETFs that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge fund replication, private equity, infrastructure or inflation-related investments. The index allocates to the underlying ETFs based on a proprietary optimization model—which annually calculates the allocation to each underlying ETF based on the improvement in portfolio risk/return characteristics each underlying ETF provides to a traditional stock and bond portfolio. In addition, at each monthly rebalance, the index applies a tactical momentum signal designed to increase the allocations towards asset classes that exhibit positive relative trends over the prior six months.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI All Country World Index (ACWI) Ex-US Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Index includes both developed and emerging markets.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Russell 3000® Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	December 31, 2015

CLS AdvisorOne Funds Market Commentary

The bull market in the U.S. stock market might still be alive, but it has definitely matured and has lost its youthful vigor. For the year ending December 31, 2015, the overall U.S market, as defined by the Russell 3000 (an index composed of the 3,000 largest U.S. stocks), was fairly flat, returning just 0.48%. While U.S. large caps gained 1.38%, U.S. small caps (Russell 2000 Index) lost 4.41%, and within international markets, developed markets lost 0.81% and emerging markets lost a whopping 14.92%.

Diversifying asset classes, such as commodities (Bloomberg Commodity Index), finished the year down about 25%. Alternatives (Morningstar Diversified Alternative Index) lost about 4% in 2015.

One important story was in fixed income. Despite the Federal Reserve raising short-term rates, the 10-year Treasury rising to a yield of 2.27%, and credit spreads widening, the bond market (Barclays U.S. Aggregate Bond Index) finished the year higher by 0.55%—even slightly outperforming the overall U.S. stock market.

The AdvisorOne Funds generally did well versus other global asset allocation firms; however, our performance did trail our benchmarks in 2015. Of our four investment themes in 2015, we had three CLS investment themes that worked last year, and one that didn’t.

What worked in 2015?

●

High-Quality Domestic Equities: This theme emphasized ETFs investing in high-quality companies (i.e., companies with higher profitability and stronger balance sheets) based on the belief that overall earnings growth would slow. This worked well.

●

Technology: The tech sector, particularly the larger, higher-quality tech names, was on sale, and we increased exposure. Technology was one of the best-performing sectors last year, which worked to our benefit.

●

Tactical Fixed Income: With interest rates low, we felt we had to be tactical within fixed-income holdings, though every move didn’t help (i.e., loading up on Treasury Inflation-Protected securities). We improved the credit quality of our fixed income holdings in a year when high yield underperformed. We emphasized actively managed fixed income ETFs, which outperformed the overall market.

What did not work in 2015?

●

Emerging Markets: Emerging markets are on sale and have superior overall growth statistics and better demographics, but the market action did not agree with us on this–at least not yet. Our emerging market emphasis clearly detracted from performance and is by far the leading reason CLS portfolios did not match their benchmarks (Secondarily, our modest overweight in energy also hurt performance.)

CLS 2016 Investment Themes:

“X”-Factor: CLS remains one of the largest active money managers of ETFs, and we are dedicated to this space for a variety of reasons. The leading reason is that we believe ETFs are simply a superior investment vehicle. Within the ETF space, the hottest growing category is something called “smart beta.” In short, smart beta ETFs capture the essence of active management (such as growth investing, value investing, or low-volatility investing), but at a fraction of the cost of the typical actively managed mutual fund. We believe emphasizing smart beta ETFs will help us enhance returns over time. Using factor-based investing should complement and enhance risk budgeting and our ability to manage portfolio’s relative risk within our AdvisorOne funds.

International Opportunities: We still like emerging markets, but we also like developed international markets, such as Japan and Europe. In short, at least on a relative valuation basis, everything is on sale compared to the U.S. At CLS, we believe investors should average about 40% of their equity portfolios in international markets over the long term. We call that our preferred strategic allocation. With U.S stock markets overvalued, we believe extra return can be picked up by emphasizing international markets in the year(s) ahead.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2015

Creative Diversification: We also still believe in last year’s emphasis on tactical fixed income, but we’ve expanded the theme to include alternative asset class segments and strategies. We believe using alternatives will enhance risk-adjusted performance in the year(s) ahead.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2015 and ending December 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Global Diversified Equity Fund	1.67%	(6.88%)	$ 1,000.00	$ 931.20	$ 8.13
Growth and Income Fund	1.67%	(4.19%)	1,000.00	958.10	8.24
Global Growth Fund	1.67%	(5.74%)	1,000.00	942.60	8.18

Table 2. Based on hypothetical 5% return (before expenses)
Global Diversified Equity Fund	1.67%	5.00%	$ 1,000.00	$ 1,016.79	$ 8.49
Growth and Income Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Global Growth Fund	1.67%	5.00%	1,000.00	1,016.79	8.49

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2015 to December 31, 2015.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

GLOBAL DIVERSIFIED EQUITY FUND

OBJECTIVE: Seeks to provide long-term growth of capital without regard to current income.

Effective at the beginning of the period, the Fund had a new name and benchmark. The Fund was previously known as Amerigo Fund, which had the S&P 500® Index as its benchmark. The Fund is now the Global Diversified Equity Fund, with a blended benchmark, 60% Russell 3000 Index and 40% MSCI ACWI ex-US Index.

For the 12-month period ended December 31, 2015, the Fund returned -6.10%, compared with a return of -3.02% for its benchmark.

The Fund has a Risk Budget of 100 (i.e., over time is approximately as risky as a diversified equity portfolio consisting of 60% domestic equities and 40% international equities). The Fund trailed its benchmark during 2015, primarily due to its exposure to emerging markets.

Moving forward, the Fund’s notable positions include tilts towards international equities, with an emphasis in emerging markets, Europe, and Asia. Relative valuations, accommodative monetary policy, and improving growth prospects drive this positioning.

Among domestic sectors, the largest sector tilt is towards the technology sector. Technology stocks are trading at attractive relative valuations. The Fund’s emphasis continues to be on high-quality stocks (i.e., companies with stronger balance sheets and more consistent profitability). The Fund also has an emphasis in energy stocks. There has been much less emphasis in consumer discretionary stocks, which are overvalued according to historical relative valuations.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
iShares MSCI EAFE ETF	10.3%
iShares MSCI USA Quality Factor ETF	9.7%
Vanguard FTSE All-World ex-US ETF — Class U	9.2%
Technology Select Sector SPDR Fund	8.3%
Vanguard Dividend Appreciation ETF	7.6%
WisdomTree Emerging Markets High Dividend Fund	6.0%
PowerShares International Dividend Achievers Portfolio	5.6%
Vanguard FTSE Europe ETF	5.0%
iShares Russell 1000 Growth ETF	4.7%
Energy Select Sector SPDR Fund	3.7%
Top Ten Total	70.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Global Diversified Equity Fund	-6.10%	4.80%	3.97%
S&P 500 Index	1.38%	12.57%	7.31%
Synthetic Balanced Benchmark††	-3.02%	9.49%	3.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Russell 3000® Index and MSCI ACWI Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Benchmark reflects a 60/40 ratio of the performance of the Russell 3000® Index and the MSCI ACWI Index.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
GLOBAL DIVERSIFIED EQUITY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 97.9%

United States of America - 44.6%
iShares MSCI USA Quality Factor ETF	139,890	$9,032,696
Technology Select Sector SPDR Fund	180,820	7,744,521
Vanguard Dividend Appreciation ETF	90,297	7,021,495
iShares Russell 1000 Growth ETF	44,154	4,392,440
Energy Select Sector SPDR Fund	57,450	3,478,598
Financial Select Sector SPDR Fund	115,900	2,756,102
Vanguard Information Technology ETF	23,500	2,544,815
Health Care Select Sector SPDR Fund	32,410	2,335,141
iShares Russell Top 200 Growth ETF	41,500	2,221,910
Total United States of America		41,527,718

Global - 27.7%
iShares MSCI EAFE ETF	163,160	9,585,651
Vanguard FTSE All-World ex-US ETF — Class U	197,830	8,587,800
PowerShares International Dividend Achievers Portfolio	383,542	5,208,500
iShares Global 100 ETF	17,430	1,269,427
WisdomTree Global ex-US Quality Dividend Growth Fund	16,000	723,360
PowerShares DB Agriculture Fund*	17,900	368,919
Total Global		25,743,657

Emerging Markets - 8.7%
WisdomTree Emerging Markets High Dividend Fund	175,463	5,551,649
iShares Core MSCI Emerging Markets ETF JDR	63,500	2,501,265
Total Emerging Markets		8,052,914

European Region - 5.0%
Vanguard FTSE Europe ETF	92,800	4,628,864

Eurozone - 3.4%
iShares MSCI Eurozone ETF	88,900	3,115,056

Asian Pacific Region ex Japan - 3.3%
iShares MSCI All Country Asia ex Japan ETF	57,619	3,077,431

Japan - 2.5%
iShares MSCI Japan ETF	193,900	2,350,068

Asian Pacific Region - 1.8%
Vanguard FTSE Pacific ETF	30,000	1,700,100

Spain - 0.5%
iShares MSCI Spain Capped ETF	15,000	424,050

Italy - 0.4%
iShares MSCI Italy Capped ETF	24,000	329,760
Total Exchange-Traded Funds
(Cost $90,424,498)		90,949,618

CLOSED-END FUNDS† - 0.4%
Morgan Stanley China A Share Fund, Inc.	20,146	401,107
Total Closed-End Funds
(Cost $490,012)		401,107

SHORT TERM INVESTMENTS† - 1.9%
First American Treasury Obligations Fund	1,766,179	1,766,179
Total Short Term Investments
(Cost $1,766,179)		1,766,179

Total Investments - 100.2%
(Cost $92,680,689)		$93,116,904
Other Assets & Liabilities, net - (0.2)%		(211,288)
Total Net Assets - 100.0%		$92,905,616

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$90,949,618	$—	$—	$90,949,618
Closed-End Funds	401,107	—	—	401,107
Short Term Investments	1,766,179	—	—	1,766,179
Total	$93,116,904	$—	$—	$93,116,904

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

GLOBAL DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $92,680,689)	$93,116,904
Receivables:
Dividends	83,530
Total assets	93,200,434

Liabilities:
Overdraft due to custodian bank	8
Payable for:
Management fees	72,368
Fund shares redeemed	22,014
Transfer agent and administrative fees	20,102
Investor service fees	20,102
Portfolio accounting fees	8,041
Miscellaneous	152,183
Total liabilities	294,818
Commitments and contingent liabilities (Note 10)	—
Net assets	$92,905,616

Net assets consist of:
Paid in capital	$100,045,500
Undistributed net investment income	984,946
Accumulated net realized loss on investments	(8,561,045)
Net unrealized appreciation on investments	436,215
Net assets	$92,905,616
Capital shares outstanding	2,601,924
Net asset value per share	$35.71

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends	$2,803,765
Income from securities lending, net	51,128
Total investment income	2,854,893

Expenses:
Management fees	1,002,929
Transfer agent and administrative fees	278,591
Investor service fees	278,591
Portfolio accounting fees	111,436
Professional fees	92,625
Custodian fees	12,835
Trustees’ fees*	8,270
Line of credit fees	1,498
Miscellaneous	52,287
Total expenses	1,839,062
Net investment income	1,015,831

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,519,677
Net realized gain	8,519,677
Net change in unrealized appreciation (depreciation) on:
Investments	(15,863,923)
Net change in unrealized appreciation (depreciation)	(15,863,923)
Net realized and unrealized loss	(7,344,246)
Net decrease in net assets resulting from operations	$(6,328,415)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL DIVERSIFIED EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,015,831	$953,808
Net realized gain on investments	8,519,677	13,359,824
Net change in unrealized appreciation (depreciation) on investments	(15,863,923)	(9,202,071)
Net increase (decrease) in net assets resulting from operations	(6,328,415)	5,111,561

Distributions to shareholders from:
Net investment income	(953,808)	(350,024)
Net realized gains	(6,114,108)	(9,499,996)
Total distributions to shareholders	(7,067,916)	(9,850,020)

Capital share transactions:
Proceeds from sale of shares	8,932,141	11,892,399
Distributions reinvested	7,067,916	9,850,020
Cost of shares redeemed	(36,883,881)	(46,633,852)
Net decrease from capital share transactions	(20,883,824)	(24,891,433)
Net decrease in net assets	(34,280,155)	(29,629,892)

Net assets:
Beginning of year	127,185,771	156,815,663
End of year	$92,905,616	$127,185,771
Undistributed net investment income at end of year	$984,946	$1,075,370

Capital share activity:
Shares sold	221,251	277,412
Shares issued from reinvestment of distributions	180,950	239,660
Shares redeemed	(938,633)	(1,087,999)
Net decrease in shares	(536,432)	(570,927)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

GLOBAL DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$40.53	$42.28	$34.25	$32.01	$34.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.29	.10	.01	(.03)
Net gain (loss) on investments (realized and unrealized)	(2.61)	1.23	7.94	4.28	(2.49)
Total from investment operations	(2.25)	1.52	8.04	4.29	(2.52)
Less distributions from:
Net investment income	(.35)	(.12)	(.01)	—	—
Net realized gains	(2.22)	(3.15)	—	(2.05)	—
Total distributions	(2.57)	(3.27)	(.01)	(2.05)	—
Net asset value, end of period	$35.71	$40.53	$42.28	$34.25	$32.01

Total Return[b]	(6.10%)	3.47%	23.43%	13.71%	(7.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,906	$127,186	$156,816	$133,161	$144,210
Ratios to average net assets:
Net investment income (loss)	0.91%	0.67%	0.26%	0.03%	(0.09%)
Total expenses[c]	1.65%	1.71%	1.69%	1.72%	1.76%
Portfolio turnover rate	13%	12%	90%	19%	48%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

GROWTH AND INCOME FUND

OBJECTIVE: Seeks a combination of current income and growth of capital.

Effective at the beginning of the period, the Fund had a new name and benchmark. The Fund was previously known as Clermont Fund, which had a blended benchmark consisting of 45% S&P 500® Index and 55% Barclay’s U.S. Credit Index. The Fund is now the Growth & Income Fund, and has a blended benchmark consisting of 33% Russell 3000 Index, 22% MSCI ACWI ex-US Index, and 45% Barclays U.S Treasury Bill 1-3 Month Index.

For the 12-month period ended December 31, 2015, the Fund returned -4.15%, compared with a return of -1.44% for its benchmark.

The Fund has a risk budget of 55 (i.e., over time, the Fund is 55% as risky as a diversified stock portfolio consisting of 60% domestic equities and 40% international equities). The Fund trailed its benchmark during 2015, primarily due to its exposure to emerging markets.

Moving forward, the Fund’s notable positions include tilts towards international equities, with an emphasis in emerging markets, Europe, and Asia. Relative valuations, accommodative monetary policy, and improving growth prospects drive this positioning.

Among domestic sectors, the largest sector tilt is towards the technology sector. Technology stocks are trading at attractive relative valuations. The Fund’s emphasis continues to be on high-quality stocks (i.e., companies with stronger balance sheets and more consistent profitability). The Fund also has an emphasis in energy stocks. There has been much less emphasis in consumer discretionary stocks, which are overvalued according to historical relative valuations.

The duration for the fixed-income portion of the Fund is slightly lower (less interest-rate sensitive) than the over-all bond market. Our thinking is that we still want high quality duration in the portfolio to diversify our equity exposure, but still below-benchmark weights due to the over-all low level of interest rates.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
PIMCO Total Return Active Exchange-Traded Fund	12.7%
iShares TIPS Bond ETF	9.9%
iShares MSCI USA Quality Factor ETF	6.9%
Vanguard FTSE Europe ETF	5.8%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	5.7%
SPDR Doubleline Total Return Tactical ETF	5.3%
iShares Floating Rate Bond ETF	4.9%
Vanguard Dividend Appreciation ETF	4.7%
iShares MSCI EAFE Minimum Volatility ETF	3.9%
iShares JP Morgan USD Emerging Markets Bond ETF	3.7%
Top Ten Total	63.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	10 Year
Growth and Income Fund	-4.15%	3.50%	2.66%
S&P 500 Index	1.38%	12.57%	7.31%
Synthetic Balanced Benchmark††	-1.44%	5.42%	2.67%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Russell 3000® Index, MSCI ACWI Index and Barclays Capital 1-3 Month U.S. Treasury Bill Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Benchmark reflects a 33/22/45 ratio of the performance of the Russell 3000® Index, the MSCI ACWI Index and the Barclays Capital 1-3 Month U.S. Treasury Bill Index, respectively.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
GROWTH AND INCOME FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 97.9%

United States of America - 45.7%
iShares TIPS Bond ETF	54,150	$5,939,171
iShares MSCI USA Quality Factor ETF	64,087	4,138,098
iShares Floating Rate Bond ETF	58,006	2,925,823
Vanguard Dividend Appreciation ETF	36,600	2,846,016
WisdomTree Managed Futures Strategy Fund	46,000	1,935,220
Fidelity Total Bond ETF	39,000	1,872,000
Vanguard Information Technology ETF	15,300	1,656,837
Technology Select Sector SPDR Fund	36,200	1,550,446
Financial Select Sector SPDR Fund	58,700	1,395,886
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,191	1,161,876
SPDR Blackstone / GSO Senior Loan ETF	22,300	1,028,699
Energy Select Sector SPDR Fund	14,500	877,975
PowerShares CEF Income Composite Portfolio	7,500	160,050
Total United States of America		27,488,097

Global - 31.0%
PIMCO Total Return Active Exchange-Traded Fund	73,559	7,666,319
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	34,200	3,440,862
SPDR Doubleline Total Return Tactical ETF	65,000	3,159,000
iShares MSCI EAFE Minimum Volatility ETF	36,000	2,335,320
PowerShares DB Commodity Index Tracking Fund	80,000	1,068,800
GreenHaven Continuous Commodity Index Fund*	20,000	370,400
Market Vectors Junior Gold Miners ETF	19,000	364,990
FlexShares International Quality Dividend Index Fund	12,000	258,600
Total Global		18,664,291

Emerging Markets - 9.6%
iShares JP Morgan USD Emerging Markets Bond ETF	21,203	2,242,854
WisdomTree Emerging Markets High Dividend Fund	41,244	1,304,960
PowerShares FTSE RAFI Emerging Markets Portfolio	80,500	1,122,170
iShares Core MSCI Emerging Markets ETF JDR	13,000	512,070
iShares MSCI Emerging Markets Minimum Volatility ETF	8,000	389,280
PowerShares Emerging Markets Sovereign Debt Portfolio	6,500	177,515
Total Emerging Markets		5,748,849

European Region - 5.8%
Vanguard FTSE Europe ETF	70,000	3,491,600

Japan - 2.6%
iShares MSCI Japan ETF	130,200	1,578,024

Eurozone - 1.4%
iShares MSCI Eurozone ETF	24,700	865,488

Asian Pacific Region ex Japan - 1.3%
iShares MSCI All Country Asia ex Japan ETF	14,672	783,632

Russia - 0.5%
iShares MSCI Russia Capped ETF	25,000	278,250
Total Exchange-Traded Funds
(Cost $60,206,449)		58,898,231

CLOSED-END FUNDS† - 1.6%
Morgan Stanley China A Share Fund, Inc.	13,220	263,210
BlackRock Corporate High Yield Fund, Inc.	21,878	213,967
Kayne Anderson MLP Investment Co.*	11,000	190,190
PIMCO Dynamic Credit Income Fund	9,000	162,270
Templeton Global Income Fund	25,000	158,750
Total Closed-End Funds
(Cost $1,016,608)		988,387

SHORT TERM INVESTMENTS† - 0.7%
First American Treasury Obligations Fund	402,555	402,555
Total Short Term Investments
(Cost $402,555)		402,555

Total Investments - 100.2%
(Cost $61,625,612)		$60,289,173
Other Assets & Liabilities, net - (0.2)%		(137,019)
Total Net Assets - 100.0%		$60,152,154

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
GROWTH AND INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$58,898,231	$—	$—	$58,898,231
Closed-End Funds	988,387	—	—	988,387
Short Term Investments	402,555	—	—	402,555
Total	$60,289,173	$—	$—	$60,289,173

For the year ended December 31, 2015, there were no transfers between levels.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $61,625,612)	$60,289,173
Cash	12,425
Receivables:
Dividends	112,319
Total assets	60,413,917

Liabilities:
Payable for:
Fund shares redeemed	91,424
Management fees	46,988
Transfer agent and administrative fees	13,052
Investor service fees	13,052
Portfolio accounting fees	5,221
Miscellaneous	92,026
Total liabilities	261,763
Commitments and contingent liabilities (Note 10)	—
Net assets	$60,152,154

Net assets consist of:
Paid in capital	$57,876,901
Undistributed net investment income	499,869
Accumulated net realized gain on investments	3,111,823
Net unrealized depreciation on investments	(1,336,439)
Net assets	$60,152,154
Capital shares outstanding	2,451,203
Net asset value per share	$24.54

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends	$1,578,738
Income from securities lending, net	67,247
Total investment income	1,645,985

Expenses:
Management fees	619,482
Transfer agent and administrative fees	172,078
Investor service fees	172,078
Portfolio accounting fees	68,831
Professional fees	57,770
Custodian fees	7,927
Trustees’ fees*	4,786
Line of credit fees	525
Miscellaneous	32,672
Total expenses	1,136,149
Net investment income	509,836

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,050,096
Net realized gain	3,050,096
Net change in unrealized appreciation (depreciation) on:
Investments	(6,322,980)
Net change in unrealized appreciation (depreciation)	(6,322,980)
Net realized and unrealized loss	(3,272,884)
Net decrease in net assets resulting from operations	$(2,763,048)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

GROWTH AND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$509,836	$731,639
Net realized gain on investments	3,050,096	1,122,322
Net change in unrealized appreciation (depreciation) on investments	(6,322,980)	(530,568)
Net increase (decrease) in net assets resulting from operations	(2,763,048)	1,323,393

Distributions to shareholders from:
Net investment income	(718,610)	(433,377)
Net realized gains	(352,954)	(3,229,002)
Total distributions to shareholders	(1,071,564)	(3,662,379)

Capital share transactions:
Proceeds from sale of shares	10,953,461	24,013,493
Distributions reinvested	1,071,564	3,662,379
Cost of shares redeemed	(28,068,505)	(23,682,505)
Net increase (decrease) from capital share transactions	(16,043,480)	3,993,367
Net increase (decrease) in net assets	(19,878,092)	1,654,381

Net assets:
Beginning of year	80,030,246	78,375,865
End of year	$60,152,154	$80,030,246
Undistributed net investment income at end of year	$499,869	$800,925

Capital share activity:
Shares sold	427,761	888,346
Shares issued from reinvestment of distributions	41,517	139,572
Shares redeemed	(1,095,402)	(874,118)
Net increase (decrease) in shares	(626,124)	153,800

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$26.01	$26.81	$25.28	$23.20	$23.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.25	.15	.38	.36
Net gain (loss) on investments (realized and unrealized)	(1.25)	.24	2.41	2.11	(.43)
Total from investment operations	(1.06)	.49	2.56	2.49	(.07)
Less distributions from:
Net investment income	(.27)	(.15)	(.41)	(.41)	(.42)
Net realized gains	(.14)	(1.14)	(.62)	—	—
Total distributions	(.41)	(1.29)	(1.03)	(.41)	(.42)
Net asset value, end of period	$24.54	$26.01	$26.81	$25.28	$23.20

Total Return[b]	(4.15%)	1.80%	10.17%	10.79%	(0.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,152	$80,030	$78,376	$76,185	$75,585
Ratios to average net assets:
Net investment income (loss)	0.74%	0.92%	0.58%	1.54%	1.50%
Total expenses[c]	1.65%	1.71%	1.69%	1.72%	1.75%
Net expenses[d]	1.65%	1.71%	1.69%	1.72%	1.75%
Portfolio turnover rate	25%	35%	94%	46%	28%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

GLOBAL GROWTH FUND

OBJECTIVE: Seeks to provide total return, consisting of capital growth and income.

Effective at the beginning of the period, the Fund had a new name and benchmark. The Fund was previously known as Select Allocation Fund, which had a blended benchmark consisting of 75% S&P 500® Index and 25% Barclay’s U.S. Credit Index. The Fund is now the Global Growth Fund, and has a blended benchmark consisting of 48% Russell 3000 Index, 32% MSCI ACWI ex-US Index, and 20% Barclays U.S. Treasury Bill 1-3 Month.

For the 12-month period ended December 31, 2015, the Fund returned -4.01%, compared with a return of -2.28% for its benchmark.

The Fund has a risk budget of 80 (i.e., over time is approximately 80% as risky as a diversified stock portfolio consisting of 60% domestic equities and 40% international equities). The Fund trailed its benchmark during 2015, primarily due to its allocation to international securities (while the U.S. equity market performed strongly).

Coming into year-end the Fund had an emphasis in the following sectors: technology, health care, financials, and energy. Internationally the Fund is focused on emerging market regions, such as Latin America and emerging Asia. The over-all allocation is focused on high-quality, lower-valued areas of the market that may offer consistent growth opportunities. International opportunities have also been a focus, with funds deployed toward international areas that may offer relative value and stability, such as Japan, Asia, and Europe.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 10, 2006

Ten Largest Holdings (% of Total Net Assets)
iShares MSCI EAFE ETF	7.1%
iShares Floating Rate Bond ETF	6.8%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	6.6%
Financial Select Sector SPDR Fund	6.6%
iShares MSCI ACWI ex US ETF	4.4%
Vanguard Growth ETF	4.0%
PowerShares QQQ Trust Series 1	3.8%
iShares MSCI USA Minimum Volatility ETF	3.4%
SPDR Dow Jones Industrial Average ETF Trust	3.3%
Vanguard Health Care ETF	3.2%
Top Ten Total	49.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2015

	1 Year	5 Year	Since Inception (11/10/06)
Global Growth Fund	-4.01%	4.76%	3.21%
S&P 500 Index	1.38%	12.57%	6.65%
Synthetic Balanced Benchmark††	-2.28%	7.72%	3.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Russell 3000® Index, MSCI ACWI Index and Barclays Capital 1-3 Month U.S. Treasury Bill Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Benchmark reflects a 48/32/20 ratio of the performance of the Russell 3000® Index, the MSCI ACWI Index and the Barclays Capital 1-3 Month U.S. Treasury Bill Index, respectively.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	December 31, 2015
GLOBAL GROWTH FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 97.8%

United States of America - 49.7%
iShares Floating Rate Bond ETF	26,551	$1,339,233
Financial Select Sector SPDR Fund	54,040	1,285,072
Vanguard Growth ETF	7,283	774,838
PowerShares QQQ Trust Series 1	6,582	736,263
iShares MSCI USA Minimum Volatility ETF	16,000	669,120
SPDR Dow Jones Industrial Average ETF Trust	3,754	653,158
Vanguard Health Care ETF	4,730	628,522
iShares MSCI USA Quality Factor ETF	8,000	516,560
Energy Select Sector SPDR Fund	8,483	513,646
iShares Russell 1000 Growth ETF	4,397	437,414
iShares North American Tech-Software ETF	4,094	424,507
Vanguard Information Technology ETF	3,830	414,751
Industrial Select Sector SPDR Fund	5,732	303,853
SPDR Barclays Short Term High Yield Bond ETF	9,863	253,380
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	2,726	249,756
Materials Select Sector SPDR Fund	4,050	175,851
PowerShares DB US Dollar Index Bullish Fund	5,520	141,588
Vanguard Mega Capital Growth ETF	1,400	116,256
PowerShares KBW Bank Portfolio	2,920	109,763
Total United States of America		9,743,531

Global - 29.3%
iShares MSCI EAFE ETF	23,706	1,392,727
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	12,803	1,288,110
iShares MSCI ACWI ex US ETF	21,783	862,825
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	12,000	325,920
Vanguard Total International Bond ETF	5,020	265,458
PowerShares DB Commodity Index Tracking Fund	18,981	253,586
iShares Global Healthcare ETF	2,420	248,340
iShares MSCI EAFE Minimum Volatility ETF	3,500	227,045
GreenHaven Continuous Commodity Index Fund*	12,080	223,722
iShares MSCI Frontier 100 ETF JDR	8,191	203,874
SPDR Doubleline Total Return Tactical ETF	3,230	156,978
WisdomTree International SmallCap Dividend Fund	2,320	134,792
iShares Global Energy ETF	3,426	95,859
Schwab International Equity ETF	2,000	55,140
Total Global		5,734,376

Emerging Markets - 6.8%
iShares Core MSCI Emerging Markets ETF JDR	14,200	559,338
PowerShares Emerging Markets Sovereign Debt Portfolio	15,000	409,650
WisdomTree Emerging Markets High Dividend Fund	9,740	308,174
EGShares Emerging Markets Consumer ETF	2,500	53,150
Total Emerging Markets		1,330,312

European Region - 4.7%
Vanguard FTSE Europe ETF	12,210	609,034
WisdomTree Europe Hedged Equity Fund	5,660	304,565
Total European Region		913,599

Japan - 2.7%
WisdomTree Japan Hedged Equity Fund	10,700	535,856

Canada - 1.3%
iShares MSCI Canada ETF	11,400	245,100

Asian Pacific Region ex Japan - 1.0%
iShares MSCI All Country Asia ex Japan ETF	3,700	197,617

Mexico - 1.0%
iShares MSCI Mexico Capped ETF	3,880	193,340

United Kingdom - 0.8%
iShares MSCI United Kingdom ETF	9,500	153,330

Italy - 0.5%
iShares MSCI Italy Capped ETF	7,560	103,874
Total Exchange-Traded Funds
(Cost $19,462,158)		19,150,935

SHORT TERM INVESTMENTS† - 1.4%
First American Treasury Obligations Fund 0.00%	267,295	267,295
Total Short Term Investments
(Cost $267,295)		267,295

Total Investments - 99.2%
(Cost $19,729,453)		$19,418,230
Other Assets & Liabilities, net - 0.8%		165,246
Total Net Assets - 100.0%		$19,583,476

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

See Sector Classification in Other Information section.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
GLOBAL GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$19,150,935	$—	$—	$19,150,935
Short Term Investments	267,295	—	—	267,295
Total	$19,418,230	$—	$—	$19,418,230

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $19,729,453)	$19,418,230
Receivables:
Securities sold	691,662
Dividends	7,236
Total assets	20,117,128

Liabilities:
Payable for:
Securities purchased	475,468
Management fees	15,207
Transfer agent and administrative fees	4,224
Investor service fees	4,224
Fund shares redeemed	2,517
Portfolio accounting fees	1,690
Miscellaneous	30,322
Total liabilities	533,652
Commitments and contingent liabilities (Note 10)	—
Net assets	$19,583,476

Net assets consist of:
Paid in capital	$23,078,854
Undistributed net investment income	108,893
Accumulated net realized loss on investments	(3,293,048)
Net unrealized depreciation on investments	(311,223)
Net assets	$19,583,476
Capital shares outstanding	773,668
Net asset value per share	$25.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income:
Dividends	$463,175
Income from securities lending, net	26,264
Total investment income	489,439

Expenses:
Management fees	203,957
Transfer agent and administrative fees	56,654
Investor service fees	56,655
Portfolio accounting fees	22,662
Professional fees	19,261
Custodian fees	2,610
Trustees’ fees*	1,586
Line of credit fees	39
Miscellaneous	10,340
Total expenses	373,764
Less:
Expenses waived by Adviser	(380)
Net expenses	373,384
Net investment income	116,055

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,372,321
Investments in affiliated issuers	65,625
Net realized gain	1,437,946
Net change in unrealized appreciation (depreciation) on:
Investments	(2,386,371)
Net change in unrealized appreciation (depreciation)	(2,386,371)
Net realized and unrealized loss	(948,425)
Net decrease in net assets resulting from operations	$(832,370)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$116,055	$152,101
Net realized gain on investments	1,437,946	1,757,368
Net change in unrealized appreciation (depreciation) on investments	(2,386,371)	(1,175,030)
Net increase (decrease) in net assets resulting from operations	(832,370)	734,439

Distributions to shareholders from:
Net investment income	(152,224)	(138,172)
Net realized gains	(172,408)	(2,773,246)
Total distributions to shareholders	(324,632)	(2,911,418)

Capital share transactions:
Proceeds from sale of shares	1,480,503	4,681,035
Distributions reinvested	324,632	2,911,418
Cost of shares redeemed	(5,634,702)	(7,616,433)
Net decrease from capital share transactions	(3,829,567)	(23,980)
Net decrease in net assets	(4,986,569)	(2,200,959)

Net assets:
Beginning of year	24,570,045	26,771,004
End of year	$19,583,476	$24,570,045
Undistributed net investment income at end of year	$108,893	$159,331

Capital share activity:
Shares sold	54,802	157,514
Shares issued from reinvestment of distributions	11,909	107,432
Shares redeemed	(211,752)	(259,270)
Net increase (decrease) in shares	(145,041)	5,676

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$26.74	$29.32	$25.07	$22.56	$23.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.17	.14	.28	.23
Net gain (loss) on investments (realized and unrealized)	(1.19)	.69	4.55	2.51	(1.25)
Total from investment operations	(1.05)	.86	4.69	2.79	(1.02)
Less distributions from:
Net investment income	(.18)	(.16)	(.44)	(.28)	(.35)
Net realized gains	(.20)	(3.28)	—	—	—
Total distributions	(.38)	(3.44)	(.44)	(.28)	(.35)
Net asset value, end of period	$25.31	$26.74	$29.32	$25.07	$22.56

Total Return[b]	(4.01%)	2.80%	18.75%	12.42%	(4.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,583	$24,570	$26,771	$32,165	$34,926
Ratios to average net assets:
Net investment income (loss)	0.51%	0.58%	0.50%	1.15%	0.97%
Total expenses[c]	1.65%	1.71%	1.69%	1.72%	1.75%
Net expenses[d]	1.65%	1.71%	1.69%	1.72%	1.75%
Portfolio turnover rate	20%	34%	99%	28%	35%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2015, the Trust consisted of fifty-two funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Growth and Income Fund, Global Diversified Equity Fund and Global Growth Fund (the “Funds”), each a non-diversified investment company.

Each Fund invests primarily in exchange-traded funds (“ETFs”) (“underlying funds”), acting similar to a “fund of funds”.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

CLS Investments, LLC serves as investment sub-adviser (the “Sub-Adviser”) to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a fund will automatically be reinvested without charge in additional shares of the same fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

The Funds invest, to a significant extent, in shares of ETFs to gain exposure to their investment objectives. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in ETFs that are not registered pursuant to the 1940 Act. Such ETFs may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Global Diversified Equity Fund	0.90%
Growth and Income Fund	0.90%
Global Growth Fund	0.90%

GI pays the Sub-Advisor out of the advisory fees it receives. In addition, GI bears all of its own costs associated with providing these services and the expense of the Trustees that are affiliated with GI. GI may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board approved the use of a Distribution Plan for which GFD and other Service Providers may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services. Although approved, for the year ended December 31, 2015, this plan was not utilized.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser will determine whether to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect, if any, for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. During the year ended December 31, 2015, the Global Growth Fund waived advisory fees of $380 related to investments in affiliated Funds.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

At December 31, 2015, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Global Diversified Equity Fund	83%
Growth and Income Fund	64%
Global Growth Fund	53%

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Portfolio Securities Loaned

During the year ended December 31, 2015, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations are net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of December 31, 2015, all Funds had ceased participation in securities lending.

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2015, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Global Diversified Equity Fund	$7,243,984
Global Growth Fund	1,276,146

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2015 are as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Global Diversified Equity Fund	$953,808	$6,114,108	$7,067,916
Growth and Income Fund	718,610	352,954	1,071,564
Global Growth Fund	152,224	172,408	324,632

The tax character of distributions paid during the year ended December 31, 2014 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Global Diversified Equity Fund	$350,024	$9,499,996	$9,850,020
Growth and Income Fund	433,377	3,229,002	3,662,379
Global Growth Fund	138,172	2,773,246	2,911,418

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) as of December 31, 2015 are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward
Global Diversified Equity Fund	$984,946	$1,381,388	$429,303	$(9,935,521)
Growth and Income Fund	499,869	2,948,510	(1,173,126)	—
Global Growth Fund	108,893	—	(126,803)	(3,477,468)

For Federal income tax purposes, capital loss carryforwards represent realized losses that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Pursuant to the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 without expiration and retain their short and/or long-term character. However, post-enactment losses must be utilized prior to pre-enactment capital loss carryforwards. As a result of this ordering rule, pre-enactment carryforwards are more likely to expire unused. As of December 31, 2015 capital loss carryforwards for the Funds were as follows:

			Unlimited
Fund	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Global Diversified Equity Fund	$(9,935,521)	$—	$—	$—	$(9,935,521	)*
Global Growth Fund	(3,477,468)	—	—	—	(3,477,468	)*

*

In accordance with section 382 of the Internal revenue Code, a portion of certain Fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales and investment partnerships. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
Global Diversified Equity Fund	$—	$(152,447)	$152,447
Growth and Income Fund	(14,937)	(92,282)	107,219
Global Growth Fund	—	(14,269)	14,269

At December 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Tax Unrealized Gain (Loss)
Global Diversified Equity Fund	$92,687,601	$9,888,860	$(9,459,557)	$429,303
Growth and Income Fund	61,462,299	2,042,205	(3,215,331)	(1,173,126)
Global Growth Fund	19,545,033	1,398,178	(1,524,981)	(126,803)

7. Securities Transactions

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Global Diversified Equity Fund	$13,798,908	$42,513,221
Growth and Income Fund	17,114,768	33,508,668
Global Growth Fund	4,493,807	8,586,963

8. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2015. The Funds did not have any borrowings outstanding under this agreement at December 31, 2015.

The average daily balances borrowed during the year ended December 31, 2015, were as follows:

Fund	Average Daily Balance
Global Diversified Equity Fund	$118,205
Growth and Income Fund	41,448
Global Growth Fund	3,103

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended December 31, 2015 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 12/31/14	Additions	Reductions	Value 12/31/15	Shares 12/31/15	Investment Income	Realized Gain	Capital Gain Distributions
Global Growth Fund
Guggenheim China Small Cap ETF	$—	$190,767	$(254,552)	$—	—	$—	$65,625	$—

10. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

11. Name and Investment Policy Changes

At a meeting held on February 11, 2015, the Board of Trustees of the Trust approved name changes and revised principal investment strategies for the Funds. The Amerigo Fund, Clermont Fund, and Select Allocation Fund changed their names to the Global Diversified Equity Fund, Growth and Income Fund, and Global Growth Fund respectively. The Board also approved the adoption of a non-fundamental investment policy for the Amerigo Fund. These changes became effective on May 1, 2015. Please see the most recent prospectus of the Funds for additional details.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Variable Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Global Diversified Equity Fund (formerly Amerigo Fund), Growth and Income Fund (formerly Clermont Fund), and Global Growth Fund (formerly Select Allocation Fund)(three of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (three of the series constituting the Rydex Variable Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2016

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Global Diversified Equity Fund	100.00%
Growth and Income Fund	100.00%
Global Growth Fund	100.00%

With respect to the taxable year ended December 31, 2015, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Long-term Capital Gains Subject to the 15% Rate
Global Diversified Equity Fund	$6,114,108
Growth and Income Fund	352,954
Global Growth Fund	172,408

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	237

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2015 and December 31, 2014 were $837,603 and $797,666, respectively.

(b)            Audit Related Fees. The aggregate Audit Related Fees by the registrant’s principal accountant billed for the fiscal years ended December 31, 2015 and December 31, 2014 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2015 and December 31, 2014 were $38,585 and $36,750, respectively.

(c)            Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2015 and December 31, 2014 were $270,641 and $218,800, respectively.

(d)            All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2015 and December 31, 2014 were $0 and $0, respectively.

(e)            Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings.  If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting.  There shall be no waivers of the pre-approval process.  No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)            Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $309,226 and $255,550, respectively.  These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)            Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)            Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)            A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	March 9, 2016

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date	March 9, 2016

* Print the name and title of each signing officer under his or her signature.